UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1: Report(s) to Shareholders.

Annual Report  |  October 31, 2022
Schwab International Opportunities Fund

(formerly Laudus International MarketMasters Fund™)

Schwab International Opportunities Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.
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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2022
Schwab International Opportunities Fund[1] (Ticker Symbol: SWMIX)	-34.83% [2]
MSCI EAFE® Index (Net)[3]	-23.00%
Fund Category: Morningstar Foreign Large Growth[4]	-32.07%
Performance Details	pages 7-10
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the fund
covered in this report.
Dear Shareholder,
Geopolitical, economic, and market challenges abounded during the 12-month reporting period ended October 31, 2022. Although the period started off strong, with markets reaching new highs in the final months of 2021, the subsequent 10 months were beset by rapidly rising inflation, sharply climbing interest rates, steeply declining stock prices, and the onset of a war in Europe as Russia invaded Ukraine. Economic growth in the United States and most of the world slowed. By the end of the period, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% of its value from its early-January 2022 peak and returned -14.6% for the reporting period. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, declined by more than 25% between early-January 2022 highs and the end of the reporting period and returned -23.0% for the reporting period. Among international markets, commodity producers—aside from Russia and Ukraine—were buoyed by soaring oil and gas prices as well as steeply rising prices for other agricultural and industrial raw materials. However, most developed and developing international markets suffered as Europe faced mounting geopolitical and economic challenges and as China experienced slowing growth due to rolling COVID-19 lockdowns and restrictive regulatory policies affecting key industries.
At Schwab Asset Management, we recognize that today’s turbulent investment environment may be unsettling for many investors. Market declines and volatility can rattle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, even in the face of market turmoil and volatility, most investors are best served by maintaining a diversified portfolio that reflects their risk tolerance and long-term goals.
The Schwab International Opportunities Fund offers diversified access to multiple international investment managers, each with their own focus and style and overseen by our investment manager research team. The fund provides exposure to international developed and emerging markets, large- and small-capitalization, and growth and value stocks. On February 25, 2022, Schwab Asset Management reduced the fund’s management fee from a tiered rate to 0.63% and reduced the fund’s expense limitation from 1.25% to 0.86%. Along with these reductions, Schwab Asset Management made changes to the fund’s name and portfolio management team and allocated a portion of the fund’s assets to a passive international sleeve.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab International Opportunities Fund, please continue reading this report. In addition, you can find further details about the fund by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ On February 25, 2022, Schwab Asset Management reduced the fund’s management fee from a tiered rate to 0.63% and reduced the fund’s expense limitation from 1.25% to 0.86%.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab International Opportunities Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2022, international equity markets lost ground. After several key market indices hit record highs through early January, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -14.61%. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -23.00% and the MSCI Emerging Markets Index (Net)* returned -31.03%.
After a recovery from the dramatic impact of the COVID-19 pandemic through the end of 2021, U.S. gross domestic product (GDP) increased at an annualized rate of 6.9% for the fourth quarter. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% and -0.6% for the first and second quarters of 2022, respectively. GDP growth was positive for the third quarter of 2022, increasing at an annualized rate of 2.9%, driven primarily by energy exports.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, high energy costs, rising inflation, and the war in Ukraine. After spiking in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—oil prices generally fell through the rest of the reporting period, ending at just over $86 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for the fourth quarter of 2021 and first and second quarters of 2022, as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund
The Investment Environment (continued)

United Kingdom also posted small gains in GDP growth for the fourth quarter of 2021 and first and second quarters of 2022. Among emerging markets, China’s GDP growth rate remained positive but slowed notably as China dealt with numerous headwinds including the political landscape, an emphasis on domestic consumption over globalization, lockdowns and quarantines, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing mortgage payments on incomplete builds. India’s GDP growth also remained positive over the reporting period, particularly in the second quarter of 2022, on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the U.S. Federal Reserve (Fed) shifted its stance. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate five times during the reporting period—by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, 0.75% in late July, and 0.75% in late September—in its ongoing efforts to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 3.00% to 3.25%. Outside the United States, central banks were similarly responsive. After holding its policy rate unchanged since March 2015, at 0.00%, the European Central Bank raised its interest rate three times over the reporting period in an effort to dampen demand and control inflation, which in October 2022 rose into double-digits. The Bank of England raised its key official bank rate seven times during the reporting period, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but raised its inflation forecast at its October 2022 meeting. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Brazil, Mexico, and Pakistan raised their rates multiple times over the reporting period to counteract the impacts of inflation. In contrast, China cut its interest rate three times over the reporting period, in part as a result of a resurgence of COVID-19 cases and a lingering property downturn. Russia raised its benchmark policy rate to 20% in late February 2022 amid the broadening fallout of Western sanctions in retaliation against Russia’s invasion of Ukraine, but subsequently reduced it several times.
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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund
Fund Management

John Greves, CFA, Managing Director and Head of Multi-Asset Strategies, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2016, Mr. Greves worked at Russell Investment Management Company (Russell Investments) for 13 years, most recently as a portfolio manager for multi-asset solutions where he managed multiple target date funds, chaired the multi-asset advisory team, and co-authored papers on glide path methodology and benchmarking. Prior to that, he served in several roles for Russell Investments including associate portfolio manager for multi-asset solutions and senior portfolio analyst for multi-asset solutions.

Tony Creasy, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to his current role, he was a portfolio manager on the Multi-Asset Strategies Team, responsible for the daily management of several multi-asset portfolios. He also spent several years as lead analyst on the Schwab Asset Management Investment Manager Research Team. Prior to that, Mr. Creasy was an institutional investment analyst for Schwab’s retirement investment services group, providing mutual fund analysis to support the Schwab Focus List™.

Daniel Piquet, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab, Mr. Piquet spent two years as an analyst at Santander Asset Management providing sub-adviser oversight in the firm’s global multi-asset solutions team. Before that, he was a portfolio analyst with Natixis Global Asset Management, performing portfolio risk analysis as well as equity, fixed income, and alternative mutual fund research. He also spent six years at The Vanguard Group, including two years as an investment analyst.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the oversight and day-to-day co-management of the portion of the fund that is invested in accordance with a particular index. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the portion of the fund that is invested in accordance with a particular index. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund

The Schwab International Opportunities Fund (the fund) uses a multi-manager strategy. Charles Schwab Investment Management, Inc., dba Schwab Asset Management—the fund’s investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of the fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, Schwab Asset Management is responsible for managing a portion of the fund in accordance with an index and monitoring and coordinating the overall management of the fund. Each subadviser’s and Schwab Asset Management’s portfolio is compared to its respective comparative index that reflects its individual process and philosophy. These comparative indices may differ from the fund’s comparative index.
Market Highlights. For the 12-month reporting period ended October 31, 2022, international equity markets lost ground. After several key market indices hit record highs through early January, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month period ended October 31, 2022, the fund returned -34.83%1, underperforming the fund’s comparative index, the MSCI EAFE® Index (Net) (the index), which returned -23.00%2.
Positioning and Strategies. Over the 12-month reporting period, all four of the fund’s current active subadvisers posted negative returns, detracting from the fund’s total return. All four of the fund’s current active subadvisers also underperformed their comparative indices.
Among the fund’s four current active subadvisers, Baillie Gifford Overseas Limited posted a negative return and underperformed its international growth comparative index. Stock selection was weakest in the consumer discretionary, health care, information technology, and consumer staples sectors and detracted from relative return while stock selection was strongest in the industrials sector and contributed to relative return. An overweight to the health care sector and an underweight to the real estate sector contributed to the relative performance. From a regional perspective, stock selection in Germany and an overweight to the United States detracted from relative performance and an underweight to Russia and stock selection in Italy contributed to relative performance.
Harris Associates L.P. also posted a negative return and underperformed its international comparative index. Stock selection was weakest in the financials and consumer discretionary sectors and detracted from relative return while stock selection was strongest in the materials sector and contributed to relative return. An underweight to the energy sector and an overweight to the consumer discretionary sector detracted from relative return while an underweight to the real estate and utilities sectors and a slight overweight to the health care sector contributed to relative return. From a regional perspective, an overweight to Germany and stock selection in the United Kingdom detracted from relative performance and an overweight to India and an underweight to Hong Kong contributed to relative performance.
American Century Investment Management, Inc., which focuses on international small-cap growth, also posted a negative return and underperformed its comparative index. Stock selection was weakest in the industrials, health care, and communication services sectors and detracted from relative return while stock selection in the real estate and financials sectors was strongest and contributed to relative return. An overweight to the energy sector also contributed to relative return. From a regional perspective, an overweight to the United States and stock selection in Japan detracted from relative performance and stock selection in the United States and India contributed to relative performance.
Mondrian Investment Partners Limited, with its international small-cap value focus, also posted a negative return and underperformed its comparative index. Stock selection was weakest in the industrials, information technology, energy, and materials sectors and detracted from relative return while stock selection in the real estate and consumer staples sectors contributed to relative return. An underweight to the real estate and materials sectors also contributed to relative return. From a regional perspective, stock selection in Japan and Germany detracted from relative performance and stock selection in France and the United Kingdom contributed to relative performance.
Effective February 25, 2022, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, began managing a portion of the fund. Schwab Asset Management seeks to track the performance of the FTSE Developed ex US Quality Factor Index. Over the period of February 25, 2022, through October 31, 2022, the fund’s allocation to Schwab Asset Management performed in line with this objective.
Effective February 25, 2022, William Blair Investment Management, LLC and Mellon Investments Corporation were removed as subadvisers. For the period of November 1, 2021, through February 25, 2022, William Blair detracted from the performance of the fund. Assets managed by William Blair and Mellon were reallocated across Schwab Asset Management and the other subadvisers of the fund.

Management views and portfolio holdings may have changed since the report date.
[1]	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Opportunities Fund (4/2/04)[2]	-34.83% [4]	-1.48%	4.17%
MSCI EAFE® Index (Net)[5]	-23.00%	-0.09%	4.13%
Fund Category: Morningstar Foreign Large Growth[6]	-32.07%	0.81%	4.87%
Fund Expense Ratio[7]: 0.83%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund commenced operations on October 16, 1996 which became the Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund) Investor Shares. The Investor Shares were consolidated into Select Shares on February 26, 2019. The performance presented is that of the former Select Shares which commenced operations on April 2, 2004.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[5]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[6]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[7]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab International Opportunities Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Investment Managers and Allocations1
Investment Managers	Investment Style	% of Net Assets
American Century Investment Management, Inc.	International Small-Cap Growth	27.0%
Harris Associates L.P.	International Large-Cap Value	21.7%
Charles Schwab Investment Management, Inc., dba Schwab Asset Management[2]	International Large-Cap Developed	21.0%
Mondrian Investment Partners Limited	International Small-Cap Value	17.2%
Baillie Gifford Overseas Limited	International Growth	7.0%
Cash and other assets[3]		6.1%

[1]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
[2]	Charles Schwab Investment Management, Inc. manages a portion of the fund by primarily investing in stocks that are included in the FTSE Developed ex US Quality Factor Index. The Schwab International Opportunities Fund has been developed solely by Schwab Asset Management. Index Ownership – The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the LSE Group). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the FTSE Developed ex US Quality Factor Index (the Index) vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.
[3]	Charles Schwab Investment Management, Inc. can allocate a portion of the fund to particular market sectors, such as emerging markets, utilizing securities, exchange-traded funds (ETFs) and/or other registered investment companies and may also directly manage additional portions of the fund during transitions between investment managers. Charles Schwab Investment Management, Inc. also manages the cash portion of the fund.
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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	1,338
Weighted Average Market Cap (millions)	$32,634
Price/Earnings Ratio (P/E)	12.4
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	81%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab International Opportunities Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2022 and held through October 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22 [2]
Schwab International Opportunities Fund
Actual Return	0.85%	$1,000.00	$ 851.80	$3.97
Hypothetical 5% Return	0.85%	$1,000.00	$1,020.92	$4.33

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab International Opportunities Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19[1]	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$30.60	$24.37	$22.89	$22.89	$26.96
Income (loss) from investment operations:
Net investment income (loss)[2]	0.26	0.01	0.00 [3]	0.31	0.24
Net realized and unrealized gains (losses)	(9.58)	7.94	1.95	1.74	(3.09)
Total from investment operations	(9.32)	7.95	1.95	2.05	(2.85)
Less distributions:
Distributions from net investment income	(0.28)	—	(0.43)	(0.29)	(0.36)
Distributions from net realized gains	(4.10)	(1.72)	(0.04)	(1.76)	(0.86)
Total distributions	(4.38)	(1.72)	(0.47)	(2.05)	(1.22)
Net asset value at end of period	$16.90	$30.60	$24.37	$22.89	$22.89
Total return	(34.79%)	33.50%	8.56%	10.50%	(11.09%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99% [4,5]	1.25%	1.25%	1.25%	1.25%
Gross operating expenses	1.08% [5]	1.47%	1.51%	1.50%	1.51%
Net investment income (loss)	1.24%	0.05%	0.00% [6]	1.43%	0.92%
Portfolio turnover rate	81%	59%	65%	54%	69%
Net assets, end of period (x 1,000,000)	$982	$1,495	$1,243	$1,413	$1,127

[1]	Effective February 26, 2019, the Investor Share class, and the Select Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Per-share amount was less than $0.005.
[4]	Effective February 25, 2022, the net operating expense limitation was lowered from 1.25% to 0.86%. The ratio presented for the period ended October 31, 2022 is a blended ratio.
[5]	Ratio includes less than 0.005% of non-routine proxy expenses.
[6]	Less than 0.005%
12
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 92.3% OF NET ASSETS

Argentina 0.8%
MercadoLibre, Inc. *	8,760	7,898,191

Australia 5.9%
Adbri Ltd.	9,208	9,283
AGL Energy Ltd.	10,925	47,598
Allkem Ltd. *	143,776	1,328,441
ALS Ltd.	375,539	2,747,075
Altium Ltd.	57,555	1,299,551
Alumina Ltd.	54,895	47,443
Amcor plc	30,415	353,217
AMP Ltd. *	16,292	13,138
Ampol Ltd.	7,053	123,017
Ansell Ltd.	2,232	40,295
APA Group	17,529	118,012
Appen Ltd.	497,996	806,807
Aristocrat Leisure Ltd.	16,525	392,236
Atlas Arteria Ltd.	13,334	56,133
Aurizon Holdings Ltd.	35,902	83,198
Bank of Queensland Ltd.	6,540	30,799
Beach Energy Ltd.	54,515	55,745
Bendigo & Adelaide Bank Ltd.	6,166	35,594
BHP Group Ltd.	156,818	3,766,800
BlueScope Steel Ltd.	11,759	118,413
Boral Ltd.	9,720	17,910
Brambles Ltd.	31,756	237,749
carsales.com Ltd.	120,403	1,559,679
Centuria Office REIT	2,093,054	2,016,230
Challenger Ltd.	8,129	36,526
Charter Hall Group	15,764	130,855
Charter Hall Long Wale REIT	816,064	2,275,443
Cleanaway Waste Management Ltd.	32,988	57,060
Cochlear Ltd.	2,000	255,487
Computershare Ltd.	19,663	318,305
Corporate Travel Management Ltd.	131,635	1,469,657
Costa Group Holdings Ltd.	883,057	1,436,932
CSR Ltd.	15,997	47,387
Deterra Royalties Ltd.	9,191	24,117
Domino's Pizza Enterprises Ltd.	944	38,490
Downer EDI Ltd.	12,852	36,936
Endeavour Group Ltd.	34,672	158,704
Flight Centre Travel Group Ltd. *	1,720	18,307
Goodman Group	61,296	666,944
Harvey Norman Holdings Ltd.	11,820	31,445
IDP Education Ltd.	159,245	3,004,442
IGO Ltd.	288,016	2,816,781
Iluka Resources Ltd.	11,830	65,544
Inghams Group Ltd.	1,617,309	2,616,523
Insignia Financial Ltd.	7,089	14,291
James Hardie Industries plc	13,510	294,964
JB Hi-Fi Ltd.	3,480	95,394
Johns Lyng Group Ltd.	354,331	1,473,268
Lendlease Corp., Ltd.	2,690	14,958
Lynas Rare Earths Ltd. *	496,751	2,649,564
SECURITY	NUMBER OF SHARES	VALUE ($)
Magellan Financial Group Ltd.	9,921	62,907
Medibank Pvt Ltd.	192,604	346,816
Metcash Ltd.	19,684	51,673
Mirvac Group	88,148	116,793
National Storage REIT	1,193,695	1,997,449
NEXTDC Ltd. *	395,665	2,099,467
Northern Star Resources Ltd.	22,309	124,509
Nufarm Ltd.	3,357	11,964
Orica Ltd.	200,131	1,780,213
Orora Ltd.	18,391	35,688
OZ Minerals Ltd.	112,345	1,739,553
Perpetual Ltd.	2,946	46,945
Pilbara Minerals Ltd. *	80,589	261,934
Pinnacle Investment Management Group Ltd.	193,036	1,003,250
Platinum Asset Management Ltd.	40,306	46,144
Pro Medicus Ltd.	1,258	44,819
Qantas Airways Ltd. *	20,843	77,885
Qube Holdings Ltd.	37,739	65,702
REA Group Ltd.	1,683	130,442
Reece Ltd.	3,067	30,455
Rio Tinto Ltd.	10,765	610,909
SEEK Ltd.	6,777	93,291
Seven Group Holdings Ltd.	3,085	36,176
Shopping Centres Australasia Property Group	1,206,331	2,101,086
Sims Ltd.	5,369	41,977
Sonic Healthcare Ltd.	12,537	262,468
South32 Ltd.	88,050	202,010
Steadfast Group Ltd.	881,753	2,856,655
Stockland	65,166	150,149
Tabcorp Holdings Ltd.	70,263	43,379
Technology One Ltd.	226,762	1,744,482
Telstra Group Ltd.	72,617	182,082
The GPT Group	59,430	164,239
The Lottery Corp., Ltd. *	34,067	93,458
The Star Entertainment Grp Ltd. *	10,437	19,633
TPG Telecom Ltd.	6,138	19,255
Treasury Wine Estates Ltd.	10,615	87,964
Vicinity Ltd.	113,255	141,191
Washington H Soul Pattinson & Co., Ltd.	6,136	109,810
Wesfarmers Ltd.	23,616	685,313
Whitehaven Coal Ltd.	26,346	153,039
WiseTech Global Ltd.	4,547	168,162
Woodside Energy Group Ltd.	45,486	1,051,566
Worley Ltd.	185,136	1,691,053
		58,136,642

Austria 0.0%
ANDRITZ AG	857	39,831
Erste Group Bank AG	1,360	33,517
OMV AG	4,043	186,153
Telekom Austria AG *	2,982	17,334
Verbund AG	1,289	100,974
Voestalpine AG	1,926	41,814
		419,623

13
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Belgium 0.7%
Ackermans & van Haaren N.V.	226	31,487
Ageas S.A./N.V.	745	25,790
Anheuser-Busch InBev S.A./N.V.	76,400	3,821,557
D'ieteren Group	486	80,884
Elia Group S.A./N.V.	890	112,525
Etablissements Franz Colruyt N.V.	774	18,657
Euronav N.V.	110,042	1,918,448
Groupe Bruxelles Lambert N.V.	428	31,555
Proximus SADP	2,892	30,319
Sofina S.A.	974	189,929
UCB S.A.	2,238	168,673
Umicore S.A.	4,773	157,346
Warehouses De Pauw CVA	4,150	106,514
		6,693,684

Brazil 1.4%
Cia Brasileira de Aluminio	402,900	861,101
Locaweb Servicos de Internet S.A. *	1,363,100	2,884,267
Multiplan Empreendimentos Imobiliarios S.A.	857,900	4,377,939
Santos Brasil Participacoes S.A.	1,165,900	2,053,952
TOTVS S.A.	557,400	3,578,237
YDUQS Participacoes S.A.	137,800	430,300
		14,185,796

Canada 7.2%
Agnico Eagle Mines Ltd.	6,980	307,051
Alimentation Couche-Tard, Inc.	22,140	991,331
Altus Group Ltd.	63,849	2,268,822
Aritzia, Inc. *	112,649	4,369,195
ATS Automation Tooling Systems, Inc. *	55,169	1,745,355
Barrick Gold Corp.	28,686	431,443
BCE, Inc.	4,500	202,977
Boralex, Inc., Class A	164,696	4,670,024
Brookfield Infrastructure Corp., Class A	85,733	3,696,807
Canadian National Railway Co.	16,308	1,932,037
Canadian Natural Resources Ltd.	31,870	1,911,475
Canadian Tire Corp., Ltd., Class A	896	100,422
Canadian Utilities Ltd., Class A	1,907	50,742
Capstone Copper Corp. *	616,286	1,429,489
Cenovus Energy, Inc.	24,001	485,182
CGI, Inc. *	4,216	339,607
Colliers International Group, Inc.	10,680	1,002,345
Constellation Software, Inc.	347	501,745
Dollarama, Inc.	7,439	442,021
Fairfax Financial Holdings Ltd.	774	380,134
Finning International, Inc.	110,195	2,343,267
Franco-Nevada Corp.	4,108	507,579
George Weston Ltd.	1,037	114,140
Hydro One Ltd.	4,658	116,796
IGM Financial, Inc.	3,571	95,595
Imperial Oil Ltd.	6,079	330,689
Innergex Renewable Energy, Inc.	269,008	2,961,882
Kinaxis, Inc. *	29,669	3,166,711
Loblaw Cos., Ltd.	2,552	209,090
Magna International, Inc.	6,614	368,580
Metro, Inc.	4,497	235,586
Mullen Group Ltd.	278,294	2,796,524
Open Text Corp.	110,851	3,210,761
Pason Systems, Inc.	274,123	2,911,557
Restaurant Brands International, Inc.	17,612	1,045,801
Ritchie Bros. Auctioneers, Inc.	23,004	1,502,812
Saputo, Inc.	3,298	80,274
Shaw Communications, Inc., Class B	7,845	201,488
SECURITY	NUMBER OF SHARES	VALUE ($)
Shopify, Inc., Class A *	24,920	853,012
SNC-Lavalin Group, Inc.	83,551	1,446,741
Spin Master Corp.	71,955	2,223,588
Stantec, Inc.	81,308	3,978,413
Suncor Energy, Inc.	35,306	1,214,401
SunOpta, Inc. *	162,415	1,823,920
The Descartes Systems Group, Inc. *	36,522	2,519,960
Thomson Reuters Corp.	11,771	1,251,881
Tourmaline Oil Corp.	7,800	439,482
Vermilion Energy, Inc.	87,184	2,034,411
Waste Connections, Inc.	4,754	627,458
Wheaton Precious Metals Corp.	9,607	314,298
Whitecap Resources, Inc.	296,211	2,296,024
		70,480,925

China 1.5%
Alibaba Group Holding Ltd. *	588,020	4,571,801
Kerry Properties Ltd.	14,000	22,147
Meituan, B Shares *	230,700	3,693,630
NIO, Inc., ADR *	68,321	660,664
Tencent Holdings Ltd.	85,900	2,257,175
Tongcheng Travel Holdings Ltd. *	1,225,200	1,912,449
Vipshop Holdings Ltd., ADR *	237,423	1,654,838
		14,772,704

Denmark 2.1%
ALK-Abello A/S *	123,063	2,034,707
AP Moller - Maersk A/S, Class A	97	194,066
AP Moller - Maersk A/S, Class B	174	363,516
Carlsberg A/S, Class B	2,059	242,438
Coloplast A/S, Class B	4,126	459,926
Danske Bank A/S	1,958	31,585
Demant A/S *	2,377	64,909
DSV A/S	17,700	2,391,770
Genmab A/S *	8,321	3,205,312
GN Store Nord A/S	2,625	55,785
H Lundbeck A/S	3,243	12,134
Jyske Bank A/S *	59,817	3,228,273
NKT A/S *	42,084	2,100,294
Novo Nordisk A/S, Class B	48,276	5,249,110
Novozymes A/S, B Shares	4,744	249,015
Orsted A/S	4,786	394,873
Pandora A/S	3,026	159,178
Rockwool A/S, Class B	191	38,038
Royal Unibrew A/S	1,190	67,978
SimCorp A/S	1,241	74,101
Vestas Wind Systems A/S	18,628	367,226
		20,984,234

Finland 0.8%
Elisa Oyj	3,750	181,224
Fortum Oyj	7,829	110,187
Huhtamaki Oyj	81,309	2,922,194
Kesko Oyj, B Shares	6,516	126,806
Kojamo Oyj	6,668	86,781
Kone Oyj, B Shares	12,208	499,866
Metso Outotec Oyj	270,251	2,050,960
Neste Oyj	12,942	567,228
Orion Oyj, B Shares	3,112	143,209
Stora Enso Oyj, R Shares	8,347	108,835
UPM-Kymmene Oyj	24,800	833,712
Valmet Oyj	5,006	113,853
Wartsila Oyj Abp	12,174	82,993
		7,827,848

14
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
France 7.5%
Accor S.A. *	186,132	4,459,992
Aeroports de Paris *	237	32,050
Airbus SE	9,375	1,014,410
Alstom S.A.	3,861	79,464
Alten S.A.	10,974	1,282,095
Amundi S.A.	1,625	76,667
ArcelorMittal S.A.	16,620	371,518
Arkema S.A.	1,209	95,678
BioMerieux	1,158	102,458
BNP Paribas S.A.	153,103	7,179,593
Bollore SE	10,455	52,291
Bouygues S.A.	3,961	113,012
Bureau Veritas S.A.	4,262	105,443
Capgemini SE	14,500	2,376,415
Carrefour S.A.	9,147	147,225
Cie de Saint-Gobain	8,596	351,412
Cie Generale des Etablissements Michelin S.C.A.	11,920	303,770
Covivio	409	21,898
Danone S.A.	48,500	2,410,425
Dassault Aviation S.A.	731	108,567
Dassault Systemes SE	10,636	356,506
Edenred	40,700	2,086,533
Eiffage S.A.	1,160	104,889
Electricite de France S.A.	10,768	127,170
Elis S.A.	192,012	2,198,903
Eurazeo SE	3,431	195,791
Euroapi S.A. *	1,101	19,266
Faurecia SE *	1,418	21,169
Gaztransport Et Technigaz S.A.	32,351	3,763,667
Gecina S.A.	598	53,314
Hermes International	2,876	3,722,651
Ipsen S.A.	973	99,993
JCDecaux SE *	910	11,489
Kering S.A.	18,034	8,258,866
Klepierre S.A. *	1,026	20,621
Korian S.A.	170,088	1,607,134
La Francaise des Jeux SAEM	2,604	84,861
L'Oreal S.A.	11,442	3,592,836
LVMH Moet Hennessy Louis Vuitton SE	5,201	3,281,803
Neoen S.A.	348	12,138
OVH Groupe SAS *	131,652	1,709,471
Publicis Groupe S.A.	69,970	3,918,626
Remy Cointreau S.A.	514	78,610
Rexel S.A. *	3,054	54,500
Rubis S.C.A.	113,834	2,585,094
Sartorius Stedim Biotech	763	242,130
SCOR SE	832	12,512
SEB S.A.	493	32,095
SOITEC *	397	50,834
Somfy S.A.	261	27,803
STMicroelectronics N.V.	17,707	550,580
Teleperformance	912	244,352
TotalEnergies SE	48,641	2,653,530
UbiSoft Entertainment S.A. *	1,146	31,442
Valeo S.A.	188,509	3,105,304
Verallia S.A.	96,596	2,737,038
Vivendi SE	17,223	140,970
Wendel SE	1,481	115,965
Worldline S.A. *	115,500	5,041,165
		73,636,004

Germany 8.7%
1&1 AG	773	10,183
adidas AG	42,378	4,136,731
SECURITY	NUMBER OF SHARES	VALUE ($)
AIXTRON SE	67,573	1,660,514
Allianz SE	33,770	6,075,372
Aroundtown S.A.	4,419	8,760
BASF SE	18,013	808,255
Bayer AG	100,723	5,296,119
Bayerische Motoren Werke AG	77,400	6,075,270
Bechtle AG	822	28,397
Beiersdorf AG	2,878	276,274
Carl Zeiss Meditec AG, Class B	1,039	125,764
Commerzbank AG *	3,187	25,463
Continental AG	102,156	5,291,238
Covestro AG	4,906	166,539
CTS Eventim AG & Co., KGaA *	1,850	88,313
Daimler Truck Holding AG *	160,431	4,279,108
Delivery Hero SE *	104,077	3,425,058
Dermapharm Holding SE	55,654	2,115,986
Deutsche Lufthansa AG *	3,093	21,147
Deutsche Post AG	21,092	745,598
Duerr AG	88,882	2,349,393
DWS Group GmbH & Co. KGaA	1,832	49,531
Eckert & Ziegler Strahlen- und Medizintechnik AG	26,437	1,045,153
Evonik Industries AG	3,504	64,550
Evotec SE *	1,124	21,438
Fielmann AG	65,601	2,089,819
Fraport AG Frankfurt Airport Services Worldwide *	403	15,526
Fresenius Medical Care AG & Co. KGaA	66,300	1,833,896
Fresenius SE & Co. KGaA	201,300	4,632,545
Friedrich Vorwerk Group SE	65,404	1,266,517
FUCHS PETROLUB SE	1,104	26,618
GEA Group AG	4,907	171,521
Gerresheimer AG	29,140	1,669,390
HeidelbergCement AG	2,296	105,586
HelloFresh SE *	5,495	109,840
Henkel AG & Co. KGaA	56,747	3,331,338
Infineon Technologies AG	23,234	563,784
KION Group AG	1,140	25,274
Knorr-Bremse AG	1,184	53,305
LANXESS AG	441	14,914
LEG Immobilien SE	2,288	149,372
Mercedes-Benz Group AG	113,894	6,592,361
Merck KGaA	2,100	342,226
METRO AG *	1,999	15,249
MTU Aero Engines AG	961	171,979
Nemetschek SE	1,468	69,990
Norma Group SE	105,071	1,665,652
Novem Group S.A.	182,905	1,141,699
Puma SE	1,683	74,407
QIAGEN N.V. *	4,679	202,054
Rational AG	155	87,374
Rheinmetall AG	877	142,558
RTL Group S.A. *	1,152	39,106
RWE AG	15,297	588,860
SAP SE	47,900	4,610,507
Sartorius AG	28	8,254
Scout24 SE	2,137	109,510
Siemens AG	37,500	4,095,336
Siemens Energy AG (a)	9,077	105,816
Sixt SE	149	13,975
Telefonica Deutschland Holding AG	19,382	42,231
ThyssenKrupp AG *	476,177	2,506,562
United Internet AG	1,725	32,246
Vantage Towers AG	1,813	50,990
Varta AG	331	8,870
Volkswagen AG	380	64,954
Wacker Chemie AG	401	46,687

15
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zalando SE *	83,819	1,931,874
		85,010,726

Hong Kong 1.4%
ASMPT Ltd.	217,000	1,193,609
BOC Aviation Ltd.	2,600	17,399
Budweiser Brewing Co. APAC Ltd.	54,100	113,866
Cafe de Coral Holdings Ltd.	1,496,000	1,745,889
Chow Tai Fook Jewellery Group Ltd.	52,600	90,055
CK Asset Holdings Ltd.	33,500	185,207
CK Infrastructure Holdings Ltd.	9,000	42,757
CLP Holdings Ltd.	32,000	214,778
ESR Group Ltd.	35,800	61,052
First Pacific Co., Ltd.	44,000	11,651
Hang Lung Properties Ltd.	14,000	17,611
Henderson Land Development Co., Ltd.	14,000	34,276
HKBN Ltd.	2,162,983	1,460,867
Hong Kong & China Gas Co., Ltd.	205,000	158,008
Hongkong Land Holdings Ltd.	2,700	10,395
Hysan Development Co., Ltd.	4,000	8,718
JS Global Lifestyle Co., Ltd.	34,500	27,790
Kerry Logistics Network Ltd.	9,500	15,080
Lenovo Group Ltd.	164,000	131,070
L'Occitane International S.A.	9,750	23,938
Man Wah Holdings Ltd.	46,000	25,667
MTR Corp., Ltd.	22,500	99,004
New World Development Co., Ltd.	6,000	12,273
Nexteer Automotive Group Ltd.	26,000	14,072
NWS Holdings Ltd.	16,000	11,346
Orient Overseas International Ltd.	4,500	65,759
PCCW Ltd.	63,000	24,069
Power Assets Holdings Ltd.	42,500	203,216
Prada S.p.A.	13,800	62,871
Samsonite International S.A. *	1,430,400	3,073,138
Sands China Ltd. *	29,200	51,048
Sino Land Co., Ltd.	80,000	85,425
SITC International Holdings Co., Ltd.	40,000	65,512
SUNeVision Holdings Ltd.	4,022,000	2,130,708
Swire Pacific Ltd., A Shares	6,500	43,118
Swire Pacific Ltd., B Shares	12,500	12,881
Swire Properties Ltd.	10,000	19,219
The Bank of East Asia Ltd.	10,452	10,017
The Wharf Holdings Ltd.	13,000	37,225
United Energy Group Ltd.	238,000	23,025
Vitasoy International Holdings Ltd. *	8,000	13,661
VTech Holdings Ltd.	3,700	19,696
Want Want China Holdings Ltd.	88,000	57,806
WH Group Ltd.	202,500	102,265
Wynn Macau Ltd. *	19,600	7,814
Xinyi Glass Holdings Ltd.	67,000	86,105
Yue Yuen Industrial Holdings Ltd.	1,365,000	1,387,722
		13,308,678

India 2.2%
Axis Bank Ltd.	100,532	1,102,482
Max Healthcare Institute Ltd. *	880,782	4,855,388
Persistent Systems Ltd.	51,067	2,278,656
Prestige Estates Projects Ltd.	450,067	2,407,258
PVR Ltd. *	90,767	1,948,844
Varun Beverages Ltd.	242,364	3,075,322
WNS Holdings Ltd., ADR *	69,701	5,999,862
		21,667,812

SECURITY	NUMBER OF SHARES	VALUE ($)
Ireland 0.7%
Bank of Ireland Group plc	3,798	27,348
Glanbia plc	177,701	2,052,316
Kingspan Group plc	2,088	105,270
Ryanair Holdings plc ADR *	59,021	4,065,957
Smurfit Kappa Group plc	4,175	137,703
		6,388,594

Israel 1.1%
Airport City Ltd. *	2,114	35,002
Alony Hetz Properties & Investments Ltd.	2,017	23,658
Amot Investments Ltd.	361,370	2,186,004
Ashtrom Group Ltd.	709	15,431
Azrieli Group Ltd.	946	70,085
Bezeq The Israeli Telecommunication Corp., Ltd.	46,009	81,447
Big Shopping Centers Ltd.	255	28,593
CyberArk Software Ltd. *	14,837	2,328,074
Delek Group Ltd. *	220	33,497
Elbit Systems Ltd.	472	95,502
Energix-Renewable Energies Ltd.	2,550	8,902
Enlight Renewable Energy Ltd. *	13,145	26,622
Fattal Holdings 1998 Ltd. *	113	11,478
Fox Wizel Ltd.	162	19,749
ICL Group Ltd.	21,359	192,607
Inmode Ltd. *	104,094	3,572,506
Israel Corp., Ltd.	91	39,390
Kenon Holdings Ltd.	331	12,681
Maytronics Ltd.	1,166	12,572
Melisron Ltd.	403	29,900
Mivne Real Estate KD Ltd.	15,049	46,788
Mizrahi Tefahot Bank Ltd.	879	33,228
Nice Ltd. *	1,806	340,375
Nova Ltd. *(b)	395	28,909
Nova Ltd. *(b)	18,373	1,354,274
Paz Oil Co., Ltd. *	324	38,706
Sapiens International Corp. N.V.	798	15,679
Shikun & Binui Ltd. *	3,109	12,343
Shufersal Ltd.	3,051	20,828
Strauss Group Ltd.	1,082	27,069
Teva Pharmaceutical Industries Ltd. *	17,615	157,494
The First International Bank of Israel Ltd.	392	16,927
The Phoenix Holdings Ltd.	1,294	14,017
Tower Semiconductor Ltd. *	2,532	108,207
		11,038,544

Italy 1.9%
A2A S.p.A.	36,704	40,699
Amplifon S.p.A.	1,673	41,564
Brembo S.p.A.	126,067	1,317,953
Buzzi Unicem S.p.A.	1,722	28,580
Davide Campari-Milano N.V.	9,828	88,259
De'Longhi S.p.A.	1,841	31,764
DiaSorin S.p.A.	106	13,858
Enel S.p.A.	142,649	637,263
Eni S.p.A.	50,420	662,202
Esprinet S.p.A.	184,393	1,228,302
Ferrari N.V.	20,906	4,121,373
FinecoBank Banca Fineco S.p.A.	3,350	45,143
Hera S.p.A.	18,461	43,987
Infrastrutture Wireless Italiane S.p.A.	4,835	42,674
Intercos S.p.A. *	125,917	1,253,085
Interpump Group S.p.A.	1,272	49,246
Intesa Sanpaolo S.p.A.	3,729,400	7,110,203
Italgas S.p.A.	9,579	49,353

16
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Leonardo S.p.A.	183,497	1,474,232
Mediobanca Banca di Credito Finanziario S.p.A.	3,586	32,488
Moncler S.p.A.	4,031	173,914
Pirelli & C S.p.A.	6,102	23,017
Poste Italiane S.p.A.	1,941	16,914
Prysmian S.p.A.	4,165	135,563
Recordati Industria Chimica e Farmaceutica S.p.A.	2,513	94,417
Reply S.p.A.	568	61,783
Telecom Italia S.p.A. *	78,920	15,440
Tenaris S.A.	7,737	121,093
		18,954,369

Japan 13.7%
ABC-Mart, Inc.	800	35,658
Acom Co., Ltd.	14,100	30,804
Activia Properties, Inc.	6	17,772
Advance Residence Investment Corp.	14	32,594
Advantest Corp.	5,200	273,736
AEON REIT Investment Corp.	17	18,303
AGC, Inc.	3,900	122,206
Aica Kogyo Co., Ltd.	1,300	27,940
Ain Holdings, Inc.	700	29,407
Air Water, Inc.	2,900	32,378
Aisin Corp.	2,200	56,473
Alfresa Holdings Corp.	2,900	33,387
Amada Co., Ltd.	9,800	68,929
Amano Corp.	2,000	34,225
ANA Holdings, Inc. *	1,900	36,934
Anritsu Corp.	3,900	39,253
Aozora Bank Ltd.	800	13,761
Ariake Japan Co., Ltd.	400	13,858
As One Corp.	500	21,321
Asahi Intecc Co., Ltd.	2,400	40,884
Asahi Kasei Corp.	20,700	132,727
Asics Corp.	182,900	2,802,710
ASKUL Corp.	1,100	11,488
Astellas Pharma, Inc.	31,900	440,162
Azbil Corp.	3,700	100,550
Bandai Namco Holdings, Inc.	6,300	416,448
BayCurrent Consulting, Inc.	222,000	6,228,693
Benefit One, Inc.	1,600	22,135
Benesse Holdings, Inc.	900	13,277
Bic Camera, Inc.	1,500	11,662
BIPROGY, Inc.	800	17,281
Brother Industries Ltd.	4,000	68,144
Calbee, Inc.	1,600	32,139
Canon Marketing Japan, Inc.	800	16,882
Canon, Inc.	18,200	385,794
Capcom Co., Ltd.	6,000	166,890
Casio Computer Co., Ltd.	4,200	36,505
Chugai Pharmaceutical Co., Ltd.	16,100	373,067
COMSYS Holdings Corp.	1,500	24,574
Comture Corp.	166,500	2,708,983
Concordia Financial Group Ltd.	6,200	18,918
Cosmo Energy Holdings Co., Ltd.	1,200	30,911
Cosmos Pharmaceutical Corp.	300	29,014
Credit Saison Co., Ltd.	900	9,620
CyberAgent, Inc.	9,600	78,866
Dai Nippon Printing Co., Ltd.	5,600	112,172
Daicel Corp.	4,500	25,676
Daido Steel Co., Ltd.	500	12,964
Daifuku Co., Ltd.	2,942	134,670
Daiichikosho Co., Ltd.	800	22,938
Daikin Industries Ltd.	4,700	704,000
Daio Paper Corp.	1,000	7,378
SECURITY	NUMBER OF SHARES	VALUE ($)
Daito Trust Construction Co., Ltd.	1,900	188,145
Daiwa Office Investment Corp.	2	9,449
Daiwa Securities Group, Inc.	8,900	34,725
Daiwa Securities Living Investments Corp.	18	13,972
Dena Co., Ltd.	900	11,738
Denka Co., Ltd.	1,600	37,066
Dentsu Group, Inc.	3,500	108,862
Descente Ltd.	1,300	31,201
DIC Corp.	700	11,753
Digital Arts, Inc.	56,900	2,391,167
Disco Corp.	800	191,344
DMG Mori Co., Ltd.	1,700	19,673
Dowa Holdings Co., Ltd.	1,400	44,453
Ebara Corp.	2,300	74,732
Eisai Co., Ltd.	5,200	313,576
Electric Power Development Co., Ltd.	2,900	40,332
ENEOS Holdings, Inc.	68,700	226,618
en-japan, Inc.	120,100	2,086,251
Exeo Group, Inc.	1,599	23,428
Ezaki Glico Co., Ltd.	800	17,998
Fancl Corp.	1,900	35,996
FANUC Corp.	6,000	785,110
Fast Retailing Co., Ltd.	1,200	668,569
Food & Life Cos., Ltd.	1,600	26,914
FP Corp.	700	16,653
Frontier Real Estate Investment Corp.	6	21,183
Fuji Electric Co., Ltd.	2,100	81,196
Fujitsu Ltd.	8,400	966,492
Fukuoka Financial Group, Inc.	900	15,314
GMO Financial Gate, Inc.	17,400	1,623,686
GMO Payment Gateway, Inc.	300	21,572
Goldwin, Inc.	1,100	57,446
GS Yuasa Corp.	800	12,179
GungHo Online Entertainment, Inc.	1,000	14,781
H.U. Group Holdings, Inc.	800	14,892
Hakuhodo DY Holdings, Inc.	1,300	10,953
Hamamatsu Photonics K.K.	4,000	180,965
Hankyu Hanshin Holdings, Inc.	2,900	86,132
Haseko Corp.	4,400	45,312
Heiwa Corp.	900	14,520
Hikari Tsushin, Inc.	200	24,159
Hino Motors Ltd. *	4,700	19,532
Hirose Electric Co., Ltd.	700	90,805
Hisamitsu Pharmaceutical Co., Inc.	1,400	34,540
Hitachi Construction Machinery Co., Ltd.	1,500	29,346
Hitachi Metals Ltd. *	500	7,302
Hitachi Transport System Ltd. *	600	35,908
Horiba Ltd.	900	36,925
Hoshizaki Corp.	3,500	100,275
House Foods Group, Inc.	1,200	22,443
Hoya Corp.	9,200	855,244
Hulic Co., Ltd.	4,100	29,784
Ibiden Co., Ltd.	1,800	60,673
Idemitsu Kosan Co., Ltd.	6,600	144,410
IHI Corp.	89,000	1,985,057
Iida Group Holdings Co., Ltd.	900	12,497
Industrial & Infrastructure Fund Investment Corp.	23	24,291
Infomart Corp.	365,100	1,181,107
Information Services International-Dentsu Ltd.	500	15,292
Inpex Corp.	23,100	233,134
Insource Co., Ltd.	136,000	2,746,177
Internet Initiative Japan, Inc.	167,000	2,621,304
Invincible Investment Corp.	14,615	4,587,844
Isetan Mitsukoshi Holdings Ltd.	1,500	13,323
Isuzu Motors Ltd.	7,900	92,901
ITOCHU Corp.	24,200	625,438

17
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Itochu Techno-Solutions Corp.	1,800	41,731
Iwatani Corp.	834	30,709
Izumi Co., Ltd.	500	10,087
J. Front Retailing Co., Ltd.	2,500	20,208
Japan Airlines Co., Ltd. *	1,500	28,017
Japan Airport Terminal Co., Ltd. *	39,300	1,682,075
Japan Aviation Electronics Industry Ltd.	900	14,008
Japan Logistics Fund, Inc.	9	19,282
Japan Post Bank Co., Ltd.	2,200	14,659
Japan Post Insurance Co., Ltd.	1,100	16,283
Japan Prime Realty Investment Corp.	10	27,158
Japan Tobacco, Inc.	19,500	326,575
JCR Pharmaceuticals Co., Ltd.	900	13,376
JEOL Ltd.	37,500	1,372,244
JFE Holdings, Inc.	10,200	93,443
JGC Holdings Corp.	3,300	39,691
JMDC, Inc.	60,500	2,142,576
JSR Corp.	600	11,401
JTEKT Corp.	3,600	25,415
Justsystems Corp.	800	16,826
Kadokawa Corp.	1,400	25,066
Kagome Co., Ltd.	600	11,992
Kajima Corp.	4,800	45,183
Kakaku.com, Inc.	3,500	59,195
Kaken Pharmaceutical Co., Ltd.	506	12,951
Kamigumi Co., Ltd.	2,700	51,345
Kandenko Co., Ltd.	2,600	14,614
Kaneka Corp.	1,100	27,277
Kansai Paint Co., Ltd.	2,400	31,318
Kawasaki Heavy Industries Ltd.	2,200	37,416
Kawasaki Kisen Kaisha Ltd.	3,600	54,588
KDDI Corp.	47,100	1,392,133
Keihan Holdings Co., Ltd.	1,100	28,299
Keikyu Corp.	3,500	35,928
Keio Corp.	1,100	38,567
Keisei Electric Railway Co., Ltd.	1,500	39,813
Kenedix Office Investment Corp.	6	13,668
Kewpie Corp.	2,000	31,575
Keyence Corp.	6,200	2,337,803
Kikkoman Corp.	4,300	233,017
Kinden Corp.	3,700	37,649
Kobayashi Pharmaceutical Co., Ltd.	1,200	63,680
Kobe Bussan Co., Ltd.	1,500	32,536
Kobe Steel Ltd.	6,100	25,015
Koei Tecmo Holdings Co., Ltd.	4,000	60,356
Koito Manufacturing Co., Ltd.	6,400	90,860
Kokuyo Co., Ltd.	2,600	32,249
Komatsu Ltd.	126,100	2,470,323
Konami Group Corp.	3,000	131,494
Kose Corp.	700	69,874
Kotobuki Spirits Co., Ltd.	600	30,758
K's Holdings Corp.	2,600	20,375
Kuraray Co., Ltd.	5,000	34,383
Kurita Water Industries Ltd.	1,900	69,549
Kyocera Corp.	5,200	251,817
Kyowa Kirin Co., Ltd.	4,900	115,403
Kyudenko Corp.	154,700	3,281,251
Kyushu Electric Power Co., Inc.	5,700	28,221
Kyushu Railway Co.	2,400	50,193
LaSalle Logiport REIT	18	19,212
Lawson, Inc.	400	12,779
Lintec Corp.	1,400	21,005
Lion Corp.	4,700	47,501
Lixil Corp.	3,700	55,890
M3, Inc.	98,700	2,941,277
Mabuchi Motor Co., Ltd.	1,400	37,988
Mani, Inc.	1,200	17,481
Marubeni Corp.	24,600	215,346
SECURITY	NUMBER OF SHARES	VALUE ($)
Marui Group Co., Ltd.	2,200	35,993
Maruichi Steel Tube Ltd.	1,800	33,976
MatsukiyoCocokara & Co.	120,600	4,390,882
Mazda Motor Corp.	10,300	69,350
Medipal Holdings Corp.	3,100	38,434
Meidensha Corp.	204,000	2,714,076
MEIJI Holdings Co., Ltd.	1,900	78,183
Menicon Co., Ltd.	100,900	1,722,762
Milbon Co., Ltd.	19,500	804,058
MINEBEA MITSUMI, Inc.	5,800	85,715
MISUMI Group, Inc.	8,700	185,305
Mitsubishi Chemical Group Corp.	21,300	96,220
Mitsubishi Electric Corp.	50,400	443,450
Mitsubishi Gas Chemical Co., Inc.	4,300	54,641
Mitsubishi HC Capital, Inc.	6,300	27,034
Mitsubishi Logistics Corp.	1,100	24,138
Mitsubishi Materials Corp.	1,900	24,834
Mitsubishi Motors Corp. *	16,100	54,237
Mitsui & Co., Ltd.	30,800	681,579
Mitsui Chemicals, Inc.	2,700	49,974
Mitsui Fudosan Logistics Park, Inc.	5	16,589
Mitsui High-Tec, Inc.	200	10,338
Mitsui Mining & Smelting Co., Ltd.	1,300	26,257
Mitsui O.S.K. Lines Ltd.	5,800	114,812
Miura Co., Ltd.	2,900	59,060
MonotaRO Co., Ltd.	7,100	107,777
Mori Hills Reit Investment Corp.	14	15,335
Morinaga & Co., Ltd.	1,000	25,012
m-up Holdings, Inc.	229,300	2,420,187
Murata Manufacturing Co., Ltd.	9,800	463,926
Musashi Seimitsu Industry Co., Ltd.	131,800	1,521,134
Nabtesco Corp.	3,400	72,217
Nagoya Railroad Co., Ltd.	115,400	1,767,814
Nankai Electric Railway Co., Ltd.	1,200	24,275
NEC Networks & System Integration Corp.	1,900	20,360
Nexon Co., Ltd.	12,300	205,831
Nextage Co., Ltd.	123,600	2,382,329
NGK Insulators Ltd.	4,900	57,164
NGK Spark Plug Co., Ltd.	4,000	72,976
NHK Spring Co., Ltd.	3,800	21,052
Nichirei Corp.	900	13,997
Nifco, Inc.	93,200	2,164,518
Nihon Kohden Corp.	1,200	26,871
Nihon M&A Center Holdings, Inc.	19,900	224,548
Nikon Corp.	5,100	49,323
Nintendo Co., Ltd.	32,700	1,327,590
Nippon Accommodations Fund, Inc.	4	17,033
Nippon Electric Glass Co., Ltd.	2,000	34,631
Nippon Express Holdings, Inc.	1,200	60,298
Nippon Gas Co., Ltd.	235,000	3,413,845
Nippon Kayaku Co., Ltd.	5,000	39,716
Nippon Sanso Holdings Corp.	2,100	33,435
Nippon Shinyaku Co., Ltd.	1,000	55,366
Nippon Shokubai Co., Ltd.	900	32,284
Nippon Steel Corp.	19,000	260,652
Nippon Yusen K.K.	10,800	195,636
Nishi-Nippon Railroad Co., Ltd.	1,300	25,498
Nissan Chemical Corp.	4,314	194,196
Nisshin Seifun Group, Inc.	2,400	25,934
Nissin Foods Holdings Co., Ltd.	1,700	110,039
Nitori Holdings Co., Ltd.	2,300	208,419
Nitto Denko Corp.	4,600	242,354
Noevir Holdings Co., Ltd.	500	18,483
NOF Corp.	2,100	72,233
NOK Corp.	2,600	21,269
Nomura Real Estate Holdings, Inc.	1,000	22,604
NS Solutions Corp.	700	16,089
NSK Ltd.	5,300	28,012

18
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Obayashi Corp.	10,200	65,470
OBIC Business Consultants Co., Ltd.	700	20,121
Obic Co., Ltd.	1,100	165,069
Odakyu Electric Railway Co., Ltd.	2,800	33,286
Oji Holdings Corp.	14,500	50,268
OKUMA Corp.	900	30,127
Ono Pharmaceutical Co., Ltd.	10,300	242,396
Open House Group Co., Ltd.	2,300	81,810
Oracle Corp. Japan	1,000	53,272
Oriental Land Co., Ltd.	3,400	455,354
Orix JREIT, Inc.	22	29,516
Osaka Gas Co., Ltd.	7,200	106,615
OSG Corp.	2,400	30,512
Otsuka Corp.	2,200	69,283
Otsuka Holdings Co., Ltd.	6,700	214,765
PALTAC Corp.	98,900	2,809,335
Pan Pacific International Holdings Corp.	8,300	136,209
Park24 Co., Ltd. *	1,800	23,990
PeptiDream, Inc. *	2,000	21,881
Persol Holdings Co., Ltd.	5,500	110,123
Pigeon Corp.	2,000	26,198
Pola Orbis Holdings, Inc.	2,400	26,508
Prestige International, Inc.	371,300	1,793,419
Rakuten Group, Inc.	3,500	15,625
Recruit Holdings Co., Ltd.	46,100	1,418,551
Relo Group, Inc.	2,300	32,417
Renesas Electronics Corp. *	1,500	12,549
Rengo Co., Ltd.	2,800	15,556
Resorttrust, Inc.	1,100	16,931
Ricoh Co., Ltd.	3,100	22,716
Rinnai Corp.	1,000	68,065
Rohm Co., Ltd.	1,800	126,476
Rohto Pharmaceutical Co., Ltd.	92,600	2,880,605
Ryohin Keikaku Co., Ltd.	7,100	66,811
Sankyo Co., Ltd.	1,400	46,231
Sankyu, Inc.	1,400	41,743
Sanrio Co., Ltd.	1,144	30,505
Santen Pharmaceutical Co., Ltd.	6,000	41,058
Sanwa Holdings Corp.	3,716	32,010
SCREEN Holdings Co., Ltd.	1,100	60,376
SCSK Corp.	84,300	1,243,717
Secom Co., Ltd.	5,800	330,429
Sega Sammy Holdings, Inc.	4,600	58,840
Seibu Holdings, Inc.	3,000	26,854
Seiko Epson Corp.	2,200	29,868
Seino Holdings Co., Ltd.	3,900	29,967
Sekisui Chemical Co., Ltd.	10,000	124,880
Sekisui House REIT, Inc.	38	20,476
Seven Bank Ltd.	8,100	14,611
SG Holdings Co., Ltd.	11,200	148,412
SHIFT, Inc. *	100	15,614
Shikoku Electric Power Co., Inc.	2,000	9,622
Shimadzu Corp.	8,300	218,646
Shimamura Co., Ltd.	700	56,607
Shimano, Inc.	2,500	386,858
Shimizu Corp.	5,900	29,441
Shin-Etsu Chemical Co., Ltd.	12,900	1,340,696
Shinko Electric Industries Co., Ltd.	1,700	40,853
Shionogi & Co., Ltd.	4,200	195,036
Shiseido Co., Ltd.	11,000	379,909
Shizuoka Financial Group, Inc.	2,900	18,313
SHO-BOND Holdings Co., Ltd.	69,000	2,984,945
Shochiku Co., Ltd.	100	7,938
Showa Denko K.K.	3,700	54,015
Skylark Holdings Co., Ltd. *	1,900	20,268
SMC Corp.	1,800	722,524
SMS Co., Ltd.	1,400	32,117
Sohgo Security Services Co., Ltd.	1,900	47,362
SECURITY	NUMBER OF SHARES	VALUE ($)
Sojitz Corp.	3,000	44,226
Sotetsu Holdings, Inc.	800	12,115
Square Enix Holdings Co., Ltd.	2,400	107,093
Stanley Electric Co., Ltd.	3,900	66,302
Subaru Corp.	9,000	140,677
Sugi Holdings Co., Ltd.	800	32,084
SUMCO Corp.	3,800	48,164
Sumitomo Bakelite Co., Ltd.	800	21,653
Sumitomo Chemical Co., Ltd.	24,600	82,835
Sumitomo Forestry Co., Ltd.	3,600	56,317
Sumitomo Heavy Industries Ltd.	2,200	41,700
Sumitomo Metal Mining Co., Ltd.	5,800	162,579
Sumitomo Rubber Industries Ltd.	3,000	25,737
Sundrug Co., Ltd.	1,400	32,554
Suntory Beverage & Food Ltd.	2,500	83,642
Suzuken Co., Ltd.	1,700	37,848
Suzuki Motor Corp.	7,900	267,098
Sysmex Corp.	3,800	204,531
Systena Corp.	1,433,200	4,017,085
T&D Holdings, Inc.	2,600	25,715
Taisei Corp.	3,300	89,894
Taisho Pharmaceutical Holdings Co., Ltd.	700	25,248
Taiyo Yuden Co., Ltd.	2,100	57,144
Takara Bio, Inc.	800	9,360
Takashimaya Co., Ltd.	1,900	23,504
TechnoPro Holdings, Inc.	1,300	31,187
Teijin Ltd.	2,100	19,066
The Bank of Kyoto Ltd.	400	14,414
The Chiba Bank Ltd.	3,600	19,725
The Chugoku Electric Power Co., Inc.	3,500	16,421
The Japan Steel Works Ltd.	1,400	28,908
The Kansai Electric Power Co., Inc.	11,200	84,843
The Yokohama Rubber Co., Ltd.	2,300	35,965
THK Co., Ltd.	2,000	34,880
TIS, Inc.	5,600	150,986
Tobu Railway Co., Ltd.	2,200	50,891
Toda Corp.	3,300	16,494
Toho Co., Ltd.	3,400	120,899
Toho Gas Co., Ltd.	1,700	31,674
Tohoku Electric Power Co., Inc.	6,000	25,202
Tokai Carbon Co., Ltd.	3,300	21,536
Tokyo Century Corp.	500	17,054
Tokyo Electric Power Co. Holdings, Inc. *	20,900	68,083
Tokyo Electron Ltd.	3,900	1,026,076
Tokyo Gas Co., Ltd.	7,600	135,823
Tokyo Ohka Kogyo Co., Ltd.	31,600	1,362,329
Tokyo Tatemono Co., Ltd.	1,400	19,253
Tokyu Fudosan Holdings Corp.	3,000	15,221
Toppan, Inc.	5,100	76,062
Toray Industries, Inc.	23,600	114,633
Toshiba Corp.	9,700	336,605
Toshiba TEC Corp.	400	10,356
Tosoh Corp.	9,000	97,915
TOTO Ltd.	4,200	119,795
Toyo Seikan Group Holdings Ltd.	3,700	42,319
Toyo Suisan Kaisha Ltd.	102,700	3,853,014
Toyo Tire Corp.	1,600	18,770
Toyoda Gosei Co., Ltd.	900	14,388
Toyota Boshoku Corp.	1,500	19,087
Trend Micro, Inc.	2,800	141,186
TS Tech Co., Ltd.	2,400	25,098
Tsuruha Holdings, Inc.	400	23,238
UBE Corp.	1,400	18,057
Ulvac, Inc.	1,400	55,189
Unicharm Corp.	7,500	227,936
United Urban Investment Corp.	23	24,335
Ushio, Inc.	37,000	384,222
USS Co., Ltd.	6,529	98,514

19
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Visional, Inc. *	41,000	2,786,972
Welcia Holdings Co., Ltd.	600	12,541
West Holdings Corp.	82,800	2,474,364
Yakult Honsha Co., Ltd.	2,800	155,117
Yamada Holdings Co., Ltd.	6,500	20,946
Yamaha Corp.	4,900	184,996
Yamaha Motor Co., Ltd.	6,400	132,112
Yamato Holdings Co., Ltd.	10,200	151,055
Yamato Kogyo Co., Ltd.	1,000	29,040
Yamazaki Baking Co., Ltd.	1,600	16,303
Yaskawa Electric Corp.	6,700	185,518
Yokogawa Electric Corp.	6,800	113,704
Zenkoku Hosho Co., Ltd.	2,800	92,391
Zensho Holdings Co., Ltd.	1,500	37,436
Zeon Corp.	4,500	37,932
ZOZO, Inc.	3,600	76,386
		134,451,393

Luxembourg 0.0%
Eurofins Scientific SE	2,124	135,967

Mexico 0.7%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR *	79,602	667,065
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	260,857	2,078,114
Grupo Televisa S.A.B. ADR	234,790	1,232,647
Regional SAB de C.V.	403,535	2,820,040
		6,797,866

Netherlands 5.4%
Aalberts N.V.	2,097	72,748
ABN AMRO Bank N.V., GDR	1,501	14,756
Adyen N.V. *	4,301	6,140,102
Aegon N.V.	6,785	31,409
Akzo Nobel N.V.	8,721	538,395
Alfen Beheer B.V. *	14,106	1,496,346
AMG Advanced Metallurgical Group N.V.	83,177	2,598,691
Arcadis N.V.	65,685	2,229,155
ASM International N.V.	1,385	306,389
ASML Holding N.V.	32,497	15,243,907
ASR Nederland N.V.	50,447	2,221,326
B&S Group Sarl	262,840	1,376,046
Basic-Fit N.V. *	62,266	1,568,229
BE Semiconductor Industries N.V.	2,543	129,603
CTP N.V.	2,457	25,484
Euronext N.V.	341	21,643
EXOR N.V. *	73,443	4,935,442
InPost S.A. *	3,770	24,032
JDE Peet's N.V.	1,451	41,535
Koninklijke DSM N.V.	3,984	468,639
Koninklijke KPN N.V.	64,095	179,280
Koninklijke Philips N.V.	189,924	2,409,163
Koninklijke Vopak N.V.	886	18,103
Marel HF	580,484	2,082,397
OCI N.V.	46,067	1,761,965
Prosus N.V. *	116,386	5,032,725
Randstad N.V.	3,247	161,828
Signify N.V.	1,938	53,693
Stellantis N.V.	48,859	659,184
Universal Music Group N.V.	15,818	310,594
Wolters Kluwer N.V.	4,807	510,785
		52,663,594

SECURITY	NUMBER OF SHARES	VALUE ($)
New Zealand 0.2%
Auckland International Airport Ltd. *	13,737	61,410
Contact Energy Ltd.	14,701	64,485
EBOS Group Ltd.	507	11,053
Fisher & Paykel Healthcare Corp., Ltd.	16,408	186,477
Fletcher Building Ltd.	13,265	39,608
Infratil Ltd.	6,992	35,504
Kiwi Property Group Ltd.	39,307	20,636
Mainfreight Ltd.	2,599	114,860
Mercury NZ Ltd.	9,364	31,662
Meridian Energy Ltd.	25,026	70,939
Ryman Healthcare Ltd.	6,364	30,995
SKYCITY Entertainment Group Ltd. *	8,695	14,659
Spark New Zealand Ltd.	44,928	133,740
The a2 Milk Co., Ltd. *(b)	20,349	68,553
The a2 Milk Co., Ltd. *(b)	345,790	1,162,013
		2,046,594

Norway 0.7%
Aker A.S.A., A Shares	967	68,235
Aker BP A.S.A. (a)	9,717	308,674
Bakkafrost P/F	23,611	1,180,971
Equinor A.S.A.	28,511	1,038,762
FLEX LNG Ltd.	39,646	1,231,444
Gjensidige Forsikring A.S.A.	6,202	113,365
Kongsberg Gruppen A.S.A.	2,230	79,969
Leroy Seafood Group A.S.A.	6,023	27,734
Mowi A.S.A.	9,395	140,228
Nordic Semiconductor A.S.A. *	4,616	65,165
Norsk Hydro A.S.A.	26,297	166,889
Orkla A.S.A.	13,261	89,448
Salmar A.S.A.	814	27,596
Schibsted A.S.A., A Shares	1,097	16,931
Schibsted A.S.A., B Shares	945	14,049
Telenor A.S.A.	11,562	105,074
TGS A.S.A.	137,567	1,872,951
Tomra Systems A.S.A.	6,718	108,506
Var Energi A.S.A.	10,432	35,458
Yara International A.S.A.	3,480	155,317
		6,846,766

Poland 0.1%
Allegro.eu S.A. *	6,807	33,015
Dino Polska S.A. *	1,302	84,985
KGHM Polska Miedz S.A.	3,142	62,817
LPP S.A.	32	55,448
Polski Koncern Naftowy Orlen S.A.	11,514	132,221
Polskie Gornictwo Naftowe i Gazownictwo S.A. *(c)	37,953	40,167
Powszechna Kasa Oszczednosci Bank Polski S.A.	5,051	27,525
Powszechny Zaklad Ubezpieczen S.A.	2,627	14,717
		450,895

Portugal 0.0%
EDP - Energias de Portugal S.A.	46,938	205,087
Galp Energia, SGPS, S.A.	9,782	99,318
Jeronimo Martins, SGPS, S.A.	6,176	127,800
		432,205

Republic of Korea 1.7%
Amorepacific Corp.	810	52,590
AMOREPACIFIC Group	871	15,081

20
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
BGF retail Co., Ltd.	163	21,316
BNK Financial Group, Inc.	3,277	14,726
Celltrion Pharm, Inc. *	618	29,317
Celltrion, Inc.	3,334	448,152
Cheil Worldwide, Inc.	2,361	40,456
CJ CheilJedang Corp.	117	33,970
CJ Corp.	143	7,197
CJ ENM Co., Ltd.	221	11,363
CJ Logistics Corp. *	144	8,868
Coway Co., Ltd.	974	37,768
Daewoo Engineering & Construction Co., Ltd. *	5,129	15,105
DB Insurance Co., Ltd.	732	28,889
DL E&C Co., Ltd.	827	19,952
DL Holdings Co., Ltd.	285	12,281
Dongsuh Cos., Inc.	978	13,990
Doosan Bobcat, Inc.	523	12,274
Ecopro BM Co., Ltd.	302	24,324
F&F Co., Ltd.	519	52,880
Fila Holdings Corp.	1,423	32,591
GS Engineering & Construction Corp.	818	12,429
GS Holdings Corp.	542	17,482
Hankook Tire & Technology Co., Ltd.	1,571	40,240
Hanmi Pharm Co., Ltd.	152	26,967
Hanon Systems	2,765	15,109
Hanwha Aerospace Co., Ltd.	797	37,117
Hanwha Corp.	638	11,352
HD Hyundai Co., Ltd.	669	28,559
Hite Jinro Co., Ltd.	64,722	1,163,742
HL Mando Co., Ltd.	479	16,585
HMM Co., Ltd.	8,964	119,911
Hotel Shilla Co., Ltd.	754	34,335
Hyundai Department Store Co., Ltd.	347	13,161
Hyundai Doosan Infracore Co., Ltd. *	2,184	8,491
Hyundai Engineering & Construction Co., Ltd.	1,352	33,053
Hyundai Glovis Co., Ltd.	547	66,672
Hyundai Heavy Industries Co., Ltd. *	177	13,521
Hyundai Marine & Fire Insurance Co., Ltd.	752	17,562
Hyundai Mipo Dockyard Co., Ltd. *	323	20,787
Hyundai Mobis Co., Ltd.	1,726	264,733
Hyundai Wia Corp.	276	11,807
Industrial Bank of Korea	2,894	21,209
Kakao Games Corp. *	317	8,768
KakaoBank Corp. *	1,960	23,462
Kakaopay Corp. *	282	6,979
Kangwon Land, Inc. *	3,285	52,965
KCC Corp.	59	10,077
KEPCO Plant Service & Engineering Co., Ltd.	654	14,626
Kia Corp.	7,566	351,598
Korea Aerospace Industries Ltd.	1,132	37,594
Korea Electric Power Corp. *	3,125	36,645
Korea Investment Holdings Co., Ltd.	780	27,077
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	569	28,986
Korea Zinc Co., Ltd.	230	103,144
Korean Air Lines Co., Ltd. *	1,974	31,967
Krafton, Inc. *	442	54,903
KT&G Corp.	3,390	227,678
Kumho Petrochemical Co., Ltd.	377	34,561
LG Corp.	2,757	153,049
LG Display Co., Ltd.	3,900	34,805
LG Electronics, Inc.	2,044	116,754
LG Energy Solution Ltd. *	889	328,947
LG H&H Co., Ltd.	253	90,392
LG Innotek Co., Ltd.	432	89,625
LG Uplus Corp.	3,806	30,563
SECURITY	NUMBER OF SHARES	VALUE ($)
Lotte Chemical Corp.	368	38,132
LOTTE Fine Chemical Co., Ltd.	393	15,454
Mirae Asset Securities Co., Ltd.	3,541	15,763
NAVER Corp.	24,735	2,934,022
NCSoft Corp.	386	105,447
NH Investment & Securities Co., Ltd.	2,332	14,663
NongShim Co., Ltd.	82	17,369
OCI Co., Ltd.	176	12,571
Orion Corp.	639	45,472
Pan Ocean Co., Ltd.	4,883	14,704
Posco International Corp.	911	13,181
S-1 Corp.	573	25,078
Samsung Biologics Co., Ltd. *	343	210,786
Samsung C&T Corp.	1,902	157,888
Samsung Card Co., Ltd.	657	14,243
Samsung Electro-Mechanics Co., Ltd.	1,524	129,070
Samsung Electronics Co., Ltd.	139,002	5,785,239
Samsung Engineering Co., Ltd. *	3,940	65,819
Samsung Heavy Industries Co., Ltd. *	4,238	15,300
Samsung Life Insurance Co., Ltd.	770	36,388
Samsung SDI Co., Ltd.	871	449,362
Samsung SDS Co., Ltd.	1,026	89,887
Samsung Securities Co., Ltd.	1,069	23,784
SD Biosensor, Inc.	807	16,696
Seegene, Inc.	787	15,822
Shinsegae, Inc.	138	20,547
SK Biopharmaceuticals Co., Ltd. *	455	18,524
SK Bioscience Co., Ltd. *	570	30,151
SK Hynix, Inc.	14,936	864,668
SK Square Co., Ltd. *	412	10,653
SK Telecom Co., Ltd.	1,197	42,065
S-Oil Corp.	1,261	76,460
SSANGYONG C&E Co., Ltd.	2,250	8,966
Wemade Co., Ltd.	515	15,966
Yuhan Corp.	1,319	55,304
		16,228,523

Singapore 0.9%
CapitaLand Ascendas REIT	75,500	139,689
CapitaLand Ascott Trust	30,500	20,563
CapitaLand Integrated Commercial Trust	93,700	124,354
Capitaland Investment Ltd.	34,800	74,007
ComfortDelGro Corp., Ltd.	58,500	52,515
ESR-LOGOS REIT	8,207,514	1,970,163
Frasers Logistics & Commercial Trust	86,300	67,071
Genting Singapore Ltd.	143,800	81,775
Golden Agri-Resources Ltd.	146,400	30,021
Hutchison Port Holdings Trust, Class U	74,900	12,233
Jardine Cycle & Carriage Ltd.	2,100	44,108
Jardine Matheson Holdings Ltd.	4,000	184,272
Keppel Corp., Ltd.	18,400	90,565
Keppel DC REIT	35,800	44,493
Keppel REIT	25,200	15,932
Mapletree Industrial Trust	40,800	63,441
Mapletree Logistics Trust	74,200	79,637
Mapletree Pan Asia Commercial Trust	32,600	36,584
Nanofilm Technologies International Ltd.	923,100	1,135,749
NetLink NBN Trust	49,500	29,900
Olam Group Ltd.	12,400	11,740
SATS Ltd. *	1,034,100	1,996,091
Sembcorp Industries Ltd.	16,700	34,329
Sheng Siong Group Ltd.	1,557,600	1,717,918
Singapore Airlines Ltd. *	23,400	86,798
Singapore Exchange Ltd.	56,100	333,606
Singapore Post Ltd.	32,700	12,487
Singapore Technologies Engineering Ltd.	35,800	83,462
Singapore Telecommunications Ltd.	126,500	222,734

21
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Suntec Real Estate Investment Trust	30,800	28,090
UOL Group Ltd.	3,100	13,540
Venture Corp., Ltd.	6,400	72,021
Wilmar International Ltd.	26,100	71,502
		8,981,390

South Africa 0.3%
The Bidvest Group Ltd.	233,051	2,695,811

Spain 0.7%
Acciona S.A.	217	39,073
Amadeus IT Group S.A. *	56,600	2,951,988
Bankinter S.A.	4,524	27,365
Corp. ACCIONA Energias Renovables S.A.	695	27,328
EDP Renovaveis S.A.	3,070	64,600
Enagas S.A.	3,149	51,121
Endesa S.A.	7,408	123,773
Fluidra S.A.	2,271	30,842
Gestamp Automocion S.A.	420,460	1,480,562
Grifols S.A. *	1,236	10,515
Industria de Diseno Textil S.A.	34,224	776,823
Inmobiliaria Colonial Socimi S.A.	3,310	17,456
Merlin Properties Socimi S.A.	3,167	26,845
Naturgy Energy Group S.A.	3,903	100,161
Red Electrica Corp. S.A.	9,868	159,622
Repsol S.A.	27,996	380,871
Siemens Gamesa Renewable Energy S.A. *	3,344	59,285
Telefonica S.A.	84,368	290,833
		6,619,063

Sweden 4.4%
AAK AB	83,530	1,217,654
AddTech AB, B Shares	43,803	529,286
AFRY AB	186,378	2,502,830
Alfa Laval AB	4,169	102,621
Alleima AB *	2,979	10,150
Assa Abloy AB, B Shares	13,595	274,511
Atlas Copco AB, A Shares	59,115	630,949
Atlas Copco AB, B Shares	126,070	1,219,243
Avanza Bank Holding AB	90,853	1,812,248
Axfood AB	60,926	1,508,443
Beijer Ref AB	1,216	18,851
Boliden AB	6,735	195,860
Bravida Holding AB	302,859	2,837,462
Castellum AB	5,250	60,029
Electrolux AB, B Shares	2,466	30,424
Epiroc AB, A Shares	15,987	244,736
Epiroc AB, B Shares	8,588	115,313
EQT AB	16,692	328,498
Evolution AB	3,980	371,265
Fastighets AB Balder, B Shares *	13,223	49,634
Fortnox AB	341,865	1,452,859
Getinge AB, B Shares	3,777	76,647
H & M Hennes & Mauritz AB, B Shares	241,056	2,427,953
Holmen AB, B Shares	27,056	981,874
Husqvarna AB, B Shares	4,755	28,231
Industrivarden AB, A Shares	13,005	294,536
Industrivarden AB, C Shares	10,500	235,782
Indutrade AB	3,981	69,699
Investment AB Latour, B Shares	7,526	127,131
Investor AB, A Shares	31,166	529,970
Investor AB, B Shares	106,794	1,742,943
Kinnevik AB, B Shares *	55,483	685,406
L E Lundbergfortagen AB, B Shares	2,250	88,802
Lifco AB, B Shares	3,417	49,375
SECURITY	NUMBER OF SHARES	VALUE ($)
Lindab International AB	141,494	1,505,093
Nibe Industrier AB, B Shares	18,012	143,678
Saab AB, B Shares	111,886	3,953,384
Sagax AB, Class B	4,604	84,839
Sandvik AB	28,100	439,112
Securitas AB, B Shares	3,192	26,081
SKF AB, B Shares	232,842	3,370,530
Spotify Technology S.A. *	23,477	1,891,777
Svenska Cellulosa AB, S.C.A., B Shares	7,330	86,478
Sweco AB, B Shares	3,392	25,486
Swedish Match AB	31,272	321,629
Swedish Orphan Biovitrum AB *	2,625	48,351
Tele2 AB, B Shares	9,337	76,526
Telefonaktiebolaget LM Ericsson, B Shares	62,676	348,437
Telia Co. AB	29,707	78,717
Thule Group AB	76,413	1,505,383
Trelleborg AB, B Shares	106,544	2,345,998
Vitrolife AB	48,025	776,174
Volvo AB, A Shares	3,347	57,172
Volvo AB, B Shares	193,863	3,172,941
Volvo Car AB, Class B *	10,506	44,588
		43,153,589

Switzerland 5.8%
ABB Ltd.	44,224	1,228,114
Accelleron Industries AG *	2,324	39,408
Adecco Group AG	2,543	79,586
Bachem Holding AG, Class B	382	27,392
Baloise Holding AG	198	27,051
Banque Cantonale Vaudoise	125	11,124
Barry Callebaut AG	52	98,379
Belimo Holding AG	291	118,526
BKW AG	228	26,599
Burckhardt Compression Holding AG	4,255	1,840,706
Chocoladefabriken Lindt & Spruengli AG	2	194,378
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	23	220,732
Cie Financiere Richemont S.A., Class A	24,989	2,442,263
Clariant AG *	2,762	44,388
Credit Suisse Group AG	1,100,539	4,558,938
DKSH Holding AG	810	58,434
Emmi AG	44	35,110
EMS-Chemie Holding AG	233	146,508
Flughafen Zuerich AG *	221	34,285
Geberit AG	1,149	510,773
Georg Fischer AG	1,722	95,372
Glencore plc	1,088,690	6,241,534
Helvetia Holding AG	156	15,491
Holcim AG *	101,653	4,618,331
Kuehne & Nagel International AG	1,664	354,209
Logitech International S.A.	4,302	213,947
Nestle S.A.	52,294	5,692,662
Novartis AG	78,243	6,329,132
Partners Group Holding AG	1,675	1,503,451
PSP Swiss Property AG	894	95,506
Roche Holding AG	25,269	8,384,207
Roche Holding AG, Bearer Shares	840	340,948
Schindler Holding AG	579	91,146
Schindler Holding AG, Participation Certificates	9,297	1,516,024
SGS S.A.	131	288,791
Siegfried Holding AG *	1,074	639,329
SIG Group AG *	67,793	1,303,190
Sika AG	2,654	598,413
Sonova Holding AG	1,309	309,400
Straumann Holding AG	3,286	312,733
Swisscom AG	553	273,065

22
Schwab International Opportunities Fund  |  Annual Report
See financial notes

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tecan Group AG	9,106	3,340,386
Temenos AG	1,301	77,486
The Swatch Group AG	1,189	49,675
The Swatch Group AG, Bearer Shares	8,831	1,984,409
VAT Group AG	844	192,686
		56,604,217

Taiwan 1.0%
Airtac International Group	32,297	739,066
ASPEED Technology, Inc.	16,600	860,557
Chailease Holding Co., Ltd.	73,713	340,015
E Ink Holdings, Inc.	547,000	3,475,731
Pegavision Corp.	213,000	1,859,550
Sinbon Electronics Co., Ltd.	345,000	2,679,131
		9,954,050

Thailand 0.3%
Bangkok Bank PCL NVDR	347,400	1,330,330
Central Retail Corp. PCL	1,840,100	2,030,589
		3,360,919

United Kingdom 11.4%
3i Group plc	68,925	917,968
abrdn plc	132,274	241,027
Admiral Group plc	20,491	473,867
Airtel Africa plc	22,905	29,648
Allfunds Group plc	2,492	15,672
Anglo American plc	37,619	1,126,847
Antofagasta plc	9,640	129,903
Ashtead Group plc	43,100	2,245,209
Associated British Foods plc	5,696	88,284
Auction Technology Group plc *	104,397	893,455
Auto Trader Group plc	28,499	170,589
AVEVA Group plc	1,266	45,308
B&M European Value Retail S.A.	11,974	44,251
Barratt Developments plc	31,616	136,363
Bellway plc	3,791	80,624
Berkeley Group Holdings plc	567	22,559
Bodycote plc	359,058	2,040,720
Britvic plc	157,171	1,311,272
Burberry Group plc	10,390	216,498
Centrica plc	101,959	89,593
CNH Industrial N.V.	374,292	4,842,245
Coats Group plc	5,116,773	3,549,823
Coca-Cola HBC AG *	3,483	76,080
Compass Group plc	57,400	1,208,948
ConvaTec Group plc	718,675	1,798,286
Croda International plc	2,921	226,289
DCC plc	2,016	111,890
Dechra Pharmaceuticals plc	1,484	44,612
Derwent London plc	1,165	28,833
Diageo plc	41,694	1,715,811
Diploma plc	181,524	5,163,063
Direct Line Insurance Group plc	26,588	61,430
Dr. Martens plc	13,143	37,377
DS Smith plc	20,531	68,469
Dunelm Group plc	276,817	2,752,323
Endava plc, ADR *	11,939	910,229
Endeavour Mining plc	2,693	46,840
Experian plc	16,957	540,678
Ferguson plc	4,729	515,738
Forterra plc	643,342	1,612,059
Fresnillo plc	5,326	44,528
Golar LNG Ltd. *	93,518	2,601,671
Greggs plc	58,156	1,348,139
SECURITY	NUMBER OF SHARES	VALUE ($)
GSK plc	63,548	1,040,985
Haleon plc *	130,760	400,969
Halma plc	7,970	193,267
Hargreaves Lansdown plc	27,190	237,630
Hikma Pharmaceuticals plc	3,306	47,458
Hill & Smith Holdings plc	194,498	2,198,590
Hiscox Ltd.	2,856	29,422
HomeServe plc	13,210	179,795
Howden Joinery Group plc	15,185	89,449
IMI plc	4,069	57,319
Imperial Brands plc	18,497	450,570
Inchcape plc	428,426	3,654,859
Informa plc	321,197	2,046,641
InterContinental Hotels Group plc	2,552	137,121
Intermediate Capital Group plc	11,928	145,244
International Distributions Services plc	12,720	29,426
Intertek Group plc	2,271	95,139
ITV plc	67,049	51,625
J Sainsbury plc	14,004	31,216
J.D. Sports Fashion plc	47,052	52,577
John Wood Group plc *	1,329,336	2,137,398
Johnson Matthey plc	4,528	100,511
Kainos Group plc	173,915	2,469,368
Kingfisher plc	40,990	102,985
Land Securities Group plc	15,923	104,119
Liberty Global plc, Class A *	145,000	2,444,700
Lloyds Banking Group plc	12,688,310	6,093,777
M&G plc	7,137	14,343
Mondi plc	11,876	199,261
Next plc	3,363	189,941
Ocado Group plc *	334,088	1,811,189
Pearson plc	10,062	111,216
Pennon Group plc	2,678	25,735
Pepco Group N.V. *	1,883	13,230
Persimmon plc	9,742	145,778
Phoenix Group Holdings plc	1,671	10,400
Prudential plc	355,500	3,302,474
Reckitt Benckiser Group plc	28,961	1,921,967
RELX plc	33,304	894,562
Renishaw plc	877	35,191
Rightmove plc	27,439	154,514
Rio Tinto plc	35,013	1,829,836
Rolls-Royce Holdings plc *	781,333	700,748
RS Group plc	240,397	2,645,188
Schroders plc	814,341	3,656,396
Segro plc	39,579	356,211
Shell plc	159,491	4,418,153
Smiths Group plc	72,936	1,306,469
Spectris plc	88,876	3,080,351
Spirax-Sarco Engineering plc	1,865	229,830
SSE plc	16,938	302,697
SSP Group plc *	981,719	2,282,736
St. James's Place plc	1,688	20,613
Tate & Lyle plc	248,965	2,000,479
Taylor Wimpey plc	110,342	118,632
The British Land Co., plc	27,877	116,941
The Sage Group plc	24,743	206,226
The Unite Group plc	6,266	64,007
The Weir Group plc	77,112	1,343,585
Tritax Big Box REIT plc	1,436,342	2,309,555
Vesuvius plc	620,099	2,412,150
Victrex plc	89,473	1,699,341
Vodafone Group plc	411,885	480,835
Watches of Switzerland Group plc *	259,609	2,314,839
Whitbread plc	2,459	72,374
Wise plc, Class A *	292,497	2,227,888

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Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WPP plc	346,100	3,045,731
		112,318,790

United States 1.1%
Ginkgo Bioworks Holdings, Inc. *	190,149	519,107
Illumina, Inc. *	10,179	2,329,159
Moderna, Inc. *	29,399	4,419,552
NVIDIA Corp.	4,334	584,960
Tesla, Inc. *	11,551	2,628,314
		10,481,092
Total Common Stocks (Cost $1,037,392,513)		905,627,098

PREFERRED STOCKS 0.5% OF NET ASSETS

Germany 0.1%
Bayerische Motoren Werke AG	872	64,305
FUCHS PETROLUB SE	2,112	60,486
Henkel AG & Co. KGaA	3,477	219,046
Sartorius AG	565	199,213
		543,050

Italy 0.0%
Telecom Italia S.p.A. - RSP *	123,110	23,533

Republic of Korea 0.4%
Hyundai Motor Co., Ltd.	293	16,106
Hyundai Motor Co., Ltd. 2nd	346	19,357
LG Chem Ltd.	75	15,201
LG Electronics, Inc.	171	4,751
LG H&H Co., Ltd.	83	16,326
Samsung Electronics Co., Ltd.	105,876	3,956,786
		4,028,527
Total Preferred Stocks (Cost $6,622,067)		4,595,110

AFFILIATED INVESTMENT COMPANIES 4.0% OF NET ASSETS

United States 4.0%
Schwab Emerging Markets Equity ETF	1,804,984	39,114,003
Total Affiliated Investment Companies (Cost $53,555,600)		39,114,003
SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 2.9% OF NET ASSETS

Money Market Funds 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (d)	28,594,419	28,594,419
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (d)(e)	400,270	400,270
		28,994,689
Total Short-Term Investments (Cost $28,994,689)		28,994,689
Total Investments in Securities (Cost $1,126,564,869)		978,330,900

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/16/22	238	20,895,210	767,044

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $374,495.
(b)	Security is traded on separate exchanges for the same issuer.
(c)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange traded fund
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2022:
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED INVESTMENT COMPANIES 4.0% OF NET ASSETS

United States 4.0%
Schwab Emerging Markets Equity ETF	$—	$59,607,100	($4,916,387)	($1,135,113)	($14,441,597)	$39,114,003	1,804,984	$151,176

(a)	Distributions received include distributions from net investment income and capital gains, if any, from the affiliated underlying fund.
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Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$393,576,748	$—	$393,576,748
Argentina	7,898,191	—	—	7,898,191
Australia	182,082	57,954,560	—	58,136,642
Brazil	14,185,796	—	—	14,185,796
Canada	70,480,925	—	—	70,480,925
China	2,315,502	12,457,202	—	14,772,704
India	5,999,862	15,667,950	—	21,667,812
Ireland	4,065,957	2,322,637	—	6,388,594
Israel	7,254,854	3,783,690	—	11,038,544
Italy	1,253,085	17,701,284	—	18,954,369
Mexico	6,797,866	—	—	6,797,866
Netherlands	7,017,839	45,645,755	—	52,663,594
Poland	—	410,728	40,167	450,895
South Africa	2,695,811	—	—	2,695,811
Sweden	1,901,927	41,251,662	—	43,153,589
Switzerland	39,408	56,564,809	—	56,604,217
Thailand	2,030,589	1,330,330	—	3,360,919
United Kingdom	16,085,124	96,233,666	—	112,318,790
United States	10,481,092	—	—	10,481,092
Preferred Stocks[1]	—	4,595,110	—	4,595,110
Affiliated Investment Companies[1]	39,114,003	—	—	39,114,003
Short-Term Investments[1]	28,994,689	—	—	28,994,689
Futures Contracts[2]	767,044	—	—	767,044
Total	$229,561,646	$749,496,131	$40,167	$979,097,944

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab International Opportunities Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $53,555,600)		$39,114,003
Investments in securities, at value - unaffiliated (cost $1,073,009,269) including securities on loan of $374,495		939,216,897
Cash		57,437
Foreign currency, at value (cost $630,110)		627,102
Deposit with broker for futures contracts		4,561,920
Receivables:
Investments sold		3,293,191
Foreign tax reclaims		1,668,804
Dividends		1,328,197
Fund shares sold		695,818
Income from securities on loan		322
Prepaid expenses	+	16,048
Total assets		990,579,739
Liabilities
Collateral held for securities on loan		400,270
Payables:
Investments bought		3,983,068
Fund shares redeemed		2,600,261
Foreign capital gains tax		580,339
Investment adviser and administrator fees		483,377
Variation margin on futures contracts		219,486
Shareholder service fees		125,399
Independent trustees’ fees		47
Accrued expenses	+	535,598
Total liabilities		8,927,845
Net assets		$981,651,894
Net Assets by Source
Capital received from investors		$1,122,327,758
Total distributable loss	+	(140,675,864)
Net assets		$981,651,894

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$981,651,894		58,073,255		$16.90

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Schwab International Opportunities Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,600,188)		$26,797,763
Interest received from securities - unaffiliated		338,885
Dividends received from securities - affiliated		151,176
Securities on loan, net	+	8,058
Total investment income		27,295,882
Expenses
Investment adviser and administrator fees		10,582,968
Shareholder service fees		1,912,725
Custodian fees		329,873
Portfolio accounting fees		148,553
Professional fees		67,317 [1]
Registration fees		30,274
Shareholder reports		19,302
Independent trustees’ fees		10,225
Transfer agent fees		5,421
Proxy fees[2]		201
Other expenses	+	96,733
Total expenses		13,203,592
Expense reduction	–	1,039,893 [1]
Net expenses	–	12,163,699
Net investment income		15,132,183
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(1,135,113)
Net realized gains on sales of securities - unaffiliated (net of foreign capital gains tax paid of ($75,691))		35,504,750
Net realized losses on futures contracts		(9,817,529)
Net realized gains on forward foreign currency exchange contracts		390,863
Net realized losses on foreign currency transactions	+	(489,399)
Net realized gains		24,453,572
Net change in unrealized appreciation (depreciation) on securities - affiliated		(14,441,597)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($329,109))		(559,900,963)
Net change in unrealized appreciation (depreciation) on futures contracts		900,478
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts		(71,094)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(76,678)
Net change in unrealized appreciation (depreciation)	+	(573,589,854)
Net realized and unrealized losses		(549,136,282)
Decrease in net assets resulting from operations		($534,004,099)

[1]	Includes professional fees of $13,635 associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d) and 4 for additional information).
[2]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab International Opportunities Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$15,132,183	$666,951
Net realized gains		24,453,572	214,727,710
Net change in unrealized appreciation (depreciation)	+	(573,589,854)	187,355,101
Increase (decrease) in net assets resulting from operations		($534,004,099)	$402,749,762
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($214,877,749)	($85,551,526)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,166,159	$258,391,714	2,560,644	$74,676,320
Shares reinvested		7,035,847	170,408,203	2,533,275	68,955,738
Shares redeemed	+	(9,976,603)	(192,980,903)	(7,230,462)	(208,820,997)
Net transactions in fund shares		9,225,403	$235,819,014	(2,136,543)	($65,188,939)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		48,847,852	$1,494,714,728	50,984,395	$1,242,705,431
Total increase (decrease)	+	9,225,403	(513,062,834)	(2,136,543)	252,009,297
End of period		58,073,255	$981,651,894	48,847,852	$1,494,714,728
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Schwab International Opportunities Fund  |  Annual Report
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Schwab International Opportunities Fund
Financial Notes

1. Business Structure of the Fund:
Schwab International Opportunities Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab International Opportunities Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2065 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Income Payout
Effective February 25, 2022, the Laudus International MarketMasters Fund changed its name to Schwab International Opportunities Fund.
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab International Opportunities Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
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Schwab International Opportunities Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of October 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to- market gains (as well as any gains realized on sale).
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with
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Schwab International Opportunities Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2022, the fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2022, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Central Securities Depositories Regulation: Effective February 1, 2022 the Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2022, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
In October 2022, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments will be effective on January 24, 2023 and the compliance date will be July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.
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Financial Notes (continued)

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. Schwab Asset Management may attempt to reduce the impact of the performance of any given investment style by allocating to investment managers who invest in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
The portion of the fund that is invested in accordance with a particular index follows the securities included in that index during upturns as well as downturns. The fund does not take steps to reduce market exposure or to lessen the effects of a declining market with respect to this portion. In addition, because of the fund’s expenses, the fund’s performance with respect to this portion may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Multi-Manager Risk. Schwab Asset Management and each investment manager makes investment decisions independently, and it is possible that the investment styles of Schwab Asset Management and the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that
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Financial Notes (continued)

3. Risk Factors (continued):
prohibit non-Chinese ownership of those companies. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
Sampling Index Tracking Risk. The portion of the fund that is invested in accordance with a particular index may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that Schwab Asset Management’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because Schwab Asset Management utilizes a sampling approach the portion of the fund it manages may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives, that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust.
For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee, payable monthly, equal to 0.63% of the fund’s average daily net assets.
Prior to February 25, 2022, the advisory and administrative service fee of the fund was as follows:
% OF AVERAGE DAILY NET ASSETS
First $500 million	1.29%
$500 million to $1 billion	1.275%
Over $1 billion	1.25%
For the period ended October 31, 2022, the aggregate advisory fees paid to the investment adviser by the fund was 0.86% as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.20%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.20% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have made an additional agreement with the fund, for so long as the investment adviser serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged (including acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds), excluding interest, taxes and certain non-routine expenses to 0.86%. Prior to February 25, 2022, the expense limitation was 1.25%, excluding acquired fund fees and expenses, interest, taxes, and certain non-routine expenses.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to the Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund in this report that are owned by other funds in the Fund Complex as of October 31, 2022, as applicable:
Schwab Balanced Fund	5.8%
Schwab Target 2010 Fund	0.2%
Schwab Target 2015 Fund	0.3%
Schwab Target 2020 Fund	2.5%
Schwab Target 2025 Fund	4.2%
Schwab Target 2030 Fund	9.5%
Schwab Target 2035 Fund	5.7%
Schwab Target 2040 Fund	12.4%
Schwab Target 2045 Fund	2.9%
Schwab Target 2050 Fund	3.0%
Schwab Target 2055 Fund	2.0%
Schwab Target 2060 Fund	0.6%
Schwab Target 2065 Fund	0.1%
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2022, the fund’s ownership percentage of other related fund’s shares is:
Schwab Emerging Markets Equity ETF	0.5%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees on behalf of the fund, subject to reimbursement to the extent the fund is able to successfully recover taxes withheld in the future.
For the period ended October 31, 2022, the professional fees incurred by the fund and paid by the investment adviser were $13,635, as shown as Professional fees in the Statement of Operations.
For the period ended October 31, 2022, the fund recovered previously withheld foreign taxes from France. The payments received by the fund amounted to $2,686,413, which includes $322,895 of interest income, and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amount of $12,244 and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. This amount has been reimbursed to the investment adviser by the fund.
As of October 31, 2022, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $1,540.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
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Schwab International Opportunities Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The fund’s investment adviser or sub-advisers may engage in transactions with certain other funds they manage in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When a fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, sub-adviser, trustees and/or officers. For the period ended October 31, 2022, the fund’s purchases and sales of securities with other funds managed by the investment adviser or sub-advisers was $38,054,155 and $33,650,260 respectively, and includes realized losses of $8,463,367.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2022, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$991,287,110	$956,319,513

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2022 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2022, the month-end average notional amounts of futures contracts held by the fund and the month-end average number of contracts held were $34,080,308 and 329, respectively.
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Financial Notes (continued)

8. Derivatives (continued):
The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2022, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $2,212,776 and $311,019, respectively.
As of October 31, 2022, the derivatives contracts held by the fund, categorized by primary risk exposure, were:
ASSET DERIVATIVES	FAIR VALUE
Equity Index Futures Contracts[1]	$767,044
Forward Foreign Currency Exchange Contracts[2]	—
LIABILITY DERIVATIVES	FAIR VALUE
Equity Index Futures Contracts[3]	$—
Forward Foreign Currency Exchange Contracts[4]	—

[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the fund in the Statement of Operations for the period ended October 31, 2022 were:
Equity Index Futures Contracts
Realized losses[1]	($9,817,529)
Net change in unrealized appreciation (depreciation)[2]	900,478
Forward Foreign Currency Exchange Contracts
Realized gains[1]	390,863
Net change in unrealized appreciation (depreciation)[2]	(71,094)

[1]	Statement of Operations location: Net realized losses on futures contracts and net realized gains on forward foreign currency exchange contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Federal Income Taxes:
As of October 31, 2022, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$1,154,118,992	$75,759,897	($250,780,945)	($175,021,048)
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL
$8,753,846	$26,256,614	($175,021,048)	($665,276)	($140,675,864)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, and the realization for tax purposes of unrealized appreciation on investments in PFICs. The tax cost of the fund’s investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
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Schwab International Opportunities Fund
Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$57,006,279	$157,871,470	$—	$85,551,526
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab International Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund):
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of the Schwab International Opportunities Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Schwab International Opportunities Fund
Other Federal Tax Information (unaudited)

The fund may elect to pass through, under section 853(a) of the Internal Revenue Code, the foreign tax credit of $432,276 to its shareholders for the fiscal year ended October 31, 2022. The respective foreign source income on the fund is $27,358,810.
For the fiscal year ended October 31, 2022, the fund designates $16,931,628 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $157,871,470 as long-term capital gain dividends for the fiscal year ended October 31, 2022.
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Schwab International Opportunities Fund
Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352
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Liquidity Risk Management Program  (unaudited)

The fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated the fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The fund’s Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity metrics. No significant liquidity events impacting the fund were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the fund’s liquidity risk.
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Investment Advisory and Sub-Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab International Opportunities Fund (formerly, Laudus International MarketMasters Fund) (the Fund), and the individual sub-advisory agreements between the investment adviser and American Century Investment Management, Inc., Baillie Gifford Overseas Limited (Baillie Gifford), Harris Associates L.P. (Harris), and Mondrian Investment Partners Limited (Mondrian) relating to the Fund (each, a Sub-Adviser and collectively, the Sub-Advisers). Such investment advisory and administration agreement and sub-advisory agreements are collectively referred to herein as the Agreements. The Trustees also review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser and the investment adviser sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by the investment adviser and the Sub-Advisers are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management. The Board also discusses with the investment adviser the Fund’s operations and the investment adviser’s ability, consistent with the “manager of managers” structure of the Fund, to (i) identify and recommend to the Trustees sub-advisers for the Fund, (ii) monitor and oversee the performance and investment capabilities of each Sub-Adviser, and (iii) recommend the termination and/or replacement of a Sub-Adviser when appropriate.
The Board, including a majority of the Independent Trustees, considered information relating specifically to the continuance of the Agreements with respect to the Fund at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreements with respect to the Fund for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval. The Board also noted that, at a meeting held on December 7, 2021, it had considered and approved amendments to the investment advisory and administration agreement and the sub-advisory agreements with each of American Century, Harris and Mondrian to reduce the advisory and sub-advisory fees with respect to the Fund.
The Board’s approval of the continuance of the Agreements with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreements, including the resources of the investment adviser and its affiliates, and the Sub-Advisers, dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates, as well as the profitability of the Sub-Advisers; and

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5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided to the Fund and the resources of the investment adviser and its affiliates and the Sub-Advisers dedicated to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s and the Sub-Advisers’ experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser and the Sub-Advisers relating to the services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm as well as the wide range of products, services and account features that benefit Funds shareholders who are brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Fund and the resources each dedicates to the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser and the Sub-Advisers to the Fund and the resources of the investment adviser, its affiliates, and the Sub-Advisers dedicated to the Fund supported renewal of the Agreements with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreements with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and an applicable benchmark index, in light of total return and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreements with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep the Fund’s expense cap for so long as the investment adviser serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser and the Sub-Advisers to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with

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respect to the Fund under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Fund.
In addition, the Trustees also considered the compensation received by each Sub-Adviser, directly or indirectly. The Trustees also considered any other benefits derived by each Sub-Adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, such Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to each Sub-Adviser, the Trustees considered whether the compensation and profitability under the applicable Agreement were reasonable and justified in light of the quality of all services rendered to the Fund by such Sub-Adviser, and its affiliates. The Board also considered the profitability of each Sub-Adviser with respect to the sub-advisory services it provides to the Fund, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by the investment adviser, and not by the Fund directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and the investment adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing the Fund to scale and keeping overall expenses down as the Fund grows. The Trustees acknowledged that, the investment adviser has shared any economies of scale with the Fund by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from high fees, including, for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Fund and concluded that the compensation under the Agreements with respect to the Fund is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Schwab International Opportunities Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab International Opportunities Fund  |  Annual Report

Schwab International Opportunities Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13812-25
00280553

Annual Report  |  October 31, 2022
Schwab Active Equity Funds

Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
1
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2022
Schwab Core Equity Fund (Ticker Symbol: SWANX)	-13.84%
S&P 500® Index	-14.61%
Fund Category: Morningstar Large Blend[1]	-14.48%
Performance Details	pages 8-10

Schwab Dividend Equity Fund[2] (Ticker Symbol: SWDSX)	-3.96%
Russell 1000® Value Index	-7.00%
Fund Category: Morningstar Large Value[1]	-4.53%
Performance Details	pages 11-13

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	-22.45%
Russell 1000® Growth Index	-24.60%
Fund Category: Morningstar Large Growth[1]	-28.11%
Performance Details	pages 14-16

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	-10.25%
Russell 2000® Index	-18.54%
Fund Category: Morningstar Small Blend[1]	-13.55%
Performance Details	pages 17-19

Schwab Health Care Fund[2] (Ticker Symbol: SWHFX)	-3.82%
Dow Jones Global Health Care Index	-10.03%
Fund Category: Morningstar Health[1]	-17.14%
Performance Details	pages 20-22

Schwab International Core Equity Fund[2] (Ticker Symbol: SICNX)	-22.40%
MSCI EAFE® Index (Net)[3]	-23.00%
Fund Category: Morningstar Foreign Large Blend[1]	-24.04%
Performance Details	pages 23-25
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
Geopolitical, economic, and market challenges abounded during the 12-month reporting period ended October 31, 2022. Although the period started off strong, with markets reaching new highs in the final months of 2021, the subsequent 10 months were beset by rapidly rising inflation, sharply climbing interest rates, steeply declining stock prices, and the onset of a war in Europe as Russia invaded Ukraine. Economic growth in the United States and most of the world slowed. By the end of the period, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% of its value from its early-January 2022 peak and returned -14.6% for the reporting period. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, declined by more than 25% between early-January 2022 highs and the end of the reporting period and returned -23.0% for the reporting period. During the reporting period, despite negative returns, each of the Schwab Active Equity Funds outperformed its respective index.
While we are pleased with the funds’ performance relative to their indices, at Schwab Asset Management, we recognize that today’s turbulent investment environment may be unsettling for many investors. Market declines and volatility can rattle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, even in the face of market turmoil and volatility, most investors are best served by maintaining a diversified portfolio that reflects their risk tolerance and goals.
The Schwab Active Equity Funds take on the job of sifting through the latest market developments and researching company fundamentals, identifying trends that could impact valuations, and factoring that analysis into investment decisions. The funds seek to deliver consistent, risk-adjusted returns over the long-term through a disciplined investment process that uses both quantitative and fundamental research.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Active Equity Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ During the reporting period, despite negative returns, each of the Schwab Active Equity Funds outperformed its respective index.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -14.61%. U.S. small-cap stocks underperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning -18.54% and -16.38%, respectively. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning -24.60% and -7.00%, respectively. Among U.S. industry sectors, only energy generated strong positive returns, driven by soaring oil and gas prices. Traditionally defensive sectors, such as consumer staples, utilities, and health care, tended to outperform the market average, while cyclically sensitive sectors, such as consumer discretionary, real estate, and information technology, lagged. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -23.00% for the reporting period.
After a recovery from the dramatic impact of the COVID-19 pandemic through the end of 2021, U.S. gross domestic product (GDP) increased at an annualized rate of 6.9% for the fourth quarter. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% and -0.6% for the first and second quarters of 2022, respectively. GDP growth was positive for the third quarter of 2022, increasing at an annualized rate of 2.9%, driven primarily by energy exports. Consumer spending also grew but at a slower pace than in the second quarter. Inflation remained stubbornly
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment (continued)

high, hitting a 40-year high in June due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs, before falling slightly by the end of the reporting period. The unemployment rate remained low, ending the reporting period near pre-pandemic lows.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, high energy costs, rising inflation, and the war in Ukraine. After spiking in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—oil prices generally fell through the rest of the reporting period, ending at just over $86 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for the fourth quarter of 2021 and first and second quarters of 2022, as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small gains in GDP growth for the fourth quarter of 2021 and first and second quarters of 2022. Among emerging markets, China’s GDP growth rate remained positive but slowed notably as China dealt with numerous headwinds including the political landscape, an emphasis on domestic consumption over globalization, lockdowns and quarantines, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing mortgage payments on incomplete builds. India’s GDP growth also remained positive over the reporting period, particularly in the second quarter of 2022, on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the U.S. Federal Reserve (Fed) shifted its stance. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate five times during the reporting period—by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, 0.75% in late July, and 0.75% in late September—in its ongoing efforts to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 3.00% to 3.25%. In June, the Fed also began to reduce the $9 trillion in assets it held on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening between 2017 and 2019. Outside the United States, central banks were similarly responsive. After holding its policy rate unchanged since March 2015, at 0.00%, the European Central Bank raised its interest rate three times over the reporting period in an effort to dampen demand and control inflation, which in October 2022 rose into double-digits. The Bank of England raised its key official bank rate seven times during the reporting period, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but raised its inflation forecast at its October 2022 meeting.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management

Bill McMahon, CFA, Managing Director and Chief Investment Officer of Active Equity Strategies for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, and Schwab Dividend Equity Fund. Mr. McMahon has more than 20 years of experience in the financial services industry. Prior to his current role, Mr. McMahon was an SVP in Charles Schwab Investment Advisory, Inc. (CSIA), serving as CIO and as a member of the portfolio management team for the ThomasPartners Strategies. Mr. McMahon co-founded ThomasPartners, Inc. in 2001 and served as partner of the firm until its acquisition by the Charles Schwab Corporation in 2012 and subsequent merger with CSIA in 2018. Mr. McMahon began his career at State Street Corporation, with the latter half of his tenure with State Street Global Advisors.

Iain Clayton, CFA, FRM, Senior Portfolio Manager and Head of Quantitative Portfolio Management for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Health Care Fund. Prior to joining Schwab in 2013, Mr. Clayton spent more than five years at SSI Investment Management where he was a portfolio manager and the director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.

Brian Hillburn, CFA, Senior Portfolio Manager and the Director of Fundamental Research for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Core Equity Fund. Mr. Hillburn also provides fundamental equity research coverage for the ThomasPartners Strategies and the Schwab Active Equity Funds. Previously, Mr. Hillburn was a senior equity research analyst for the ThomasPartners Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Mr. Hillburn was an equity analyst at Rockland Trust, and earlier positions include equity research analysis roles on mutual fund teams at Wells Capital and Morgan Stanley Investment Management.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Health Care Fund. Prior to joining Schwab in 2012, Ms. Li spent more than 10 years at Barclays Global Investors (now known as BlackRock), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Gretchen Novak, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund. Ms. Novak also provides fundamental equity research coverage of certain industry sectors for the ThomasPartners Strategies and the Schwab Active Equity Funds. Previously, Ms. Novak was a director and senior equity research analyst for the ThomasPartners Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Ms. Novak was a senior portfolio manager at Mazama Capital Management, Inc., where she oversaw the equity research and portfolio management of the firm’s consumer discretionary and staples sectors. Prior to Mazama Capital, Ms. Novak was an equity analyst at Cramer Rosenthal McGlynn, LLC.

Jim Serhant, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Dividend Equity Fund and the ThomasPartners Balanced Strategies. Mr. Serhant also provides fundamental equity research coverage of certain industry sectors for the ThomasPartners Strategies and the Schwab Active Equity Funds. Prior to joining Schwab in 2016, Mr. Serhant was an executive vice president at Hartford Investment Management where he was the head of high yield and a senior portfolio manager, overseeing the credit research and portfolio management of the firm’s high yield strategies. Previously, he was a fixed income analyst at Delaware Investments and JP Morgan.

6
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management (continued)

Holly Emerson, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund and Schwab Small-Cap Equity Fund. Prior to joining Schwab in 2014, Ms. Emerson spent nearly 10 years at Algert Coldiron Investors LLC (now known as Algert Global), a quantitative market-neutral hedge fund manager. She held a number of positions at Algert, including assistant portfolio manager and director of operations. In her various roles, she acted as the lead portfolio manager for the Canadian fund, conducted macroeconomic research, and managed relationships with prime brokerage investment banks.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund as of October 31, 2022

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. companies. The fund typically invests in common stocks of U.S. companies that have market capitalizations of approximately $500 million or more at the time of purchase. To aid its stock selection, the fund uses Schwab Equity Ratings® and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted.
Performance. The fund returned -13.84% for the 12-month reporting period ended October 31, 2022, outperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned -14.61% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in EOG Resources, Inc., which explores, develops, produces, and markets natural gas and crude oil, enhanced the fund’s relative performance. The fund’s holdings of EOG Resources returned approximately 61% for the reporting period. EOG Resources benefitted from rising oil and gas prices as Russia invaded Ukraine and the Organization of the Petroleum Exporting Countries (OPEC) cut production.
The fund’s overweight investment in Exxon Mobil Corp., which operates petroleum and petro chemicals businesses, also contributed to the fund’s relative performance as a result of rising oil and gas prices as Russia invaded Ukraine and OPEC cut production. The fund’s holdings of Exxon Mobil returned approximately 80% for the reporting period.
The fund’s overweight investment in Alphabet, Inc., which provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products, weighed on the fund’s relative performance. The fund’s Class A holdings of Alphabet returned approximately -36% for the reporting period. Alphabet was impacted by concerns about advertising spending on its platform amid fears of a recession.
The fund’s overweight investment in VF Corp., an international lifestyle apparel and footwear company, also detracted from the fund’s relative performance as a result of deteriorating sales and elevated inventories in some of its value-oriented brands. The fund’s holdings of VF returned approximately -59% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	-13.84%	7.38%	10.87%
S&P 500® Index	-14.61%	10.44%	12.79%
Fund Category: Morningstar Large Blend[2]	-14.48%	9.03%	11.44%
Fund Expense Ratio[3]: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	56
Weighted Average Market Cap (millions)	$563,952
Price/Earnings Ratio (P/E)	18.8
Price/Book Ratio (P/B)	3.8
Portfolio Turnover Rate	28%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund as of October 31, 2022

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in dividend paying common and preferred stocks. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab Equity Ratings International® to aid its international stock selection and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. Over the reporting period, value stocks outperformed growth stocks, and interest rates rose, leading to outperformance of dividend-paying stocks compared to the broader stock market.
Performance. The fund returned -3.96% for the 12-month reporting period ended October 31, 2022, outperforming the Russell 1000® Value Index (the index), which the fund uses for performance comparisons. The index returned -7.00% for the reporting period.
As of October 31, 2022, the fund’s dividend yield was 2.10%, lower than the 2.27% dividend yield of the index. As of October 31, 2022, the fund’s 30-Day SEC yield was 2.15%.
Positioning and Strategies. The fund’s overweight investment in Lockheed Martin Corp., a global security company that primarily researches, designs, develops, manufactures, and integrates advanced technology products and services, enhanced the fund’s relative performance. The fund’s holdings of Lockheed Martin returned approximately 51% for the reporting period. Lockheed Martin benefitted as a result of the expectation of increased military spending following Russia’s invasion of Ukraine and threats to Taiwan from China. The fund’s holdings of Lockheed Martin returned approximately 51% for the reporting period.
The fund’s overweight investment in Amgen, Inc., an independent biotechnology medicines company that discovers, develops, manufactures, and markets medicines for illnesses, also contributed to the fund’s relative performance as a result of optimism around forthcoming data on the company’s obesity drug. The fund’s holdings of Amgen returned approximately 35% for the reporting period.
The fund’s position in Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products, weighed on the fund’s relative performance. The fund’s holdings of Microsoft returned approximately -29% for the reporting period. Rising interest rates weighed on Microsoft’s earnings.
The overweight investment in T. Rowe Price Group, a financial services holding company, also detracted from the fund’s relative performance as a result of outflows in assets under management and difficult market conditions that reduced fee earning assets. The fund sold its position in T. Rowe Price in May 2022. The fund’s holdings of T. Rowe Price returned approximately -42% while held by the fund.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	-3.96%	5.09%	8.59%
Russell 1000® Value Index	-7.00%	7.21%	10.30%
Dividend Equity Spliced Index	-7.00%	7.21%	10.46%
S&P 500® Index	-14.61%	10.44%	12.79%
Fund Category: Morningstar Large Value[3]	-4.53%	7.67%	10.21%
Fund Expense Ratios[4]: Net 0.89%; Gross 0.90%

Yields1
30-Day SEC Yield	2.15%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	54
Weighted Average Market Cap (millions)	$266,208
Price/Earnings Ratio (P/E)	16.7
Price/Book Ratio (P/B)	3.2
Portfolio Turnover Rate	27%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund as of October 31, 2022

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings® and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks.
Performance. The fund returned -22.45% for the 12-month reporting period ended October 31, 2022, outperforming the Russell 1000® Growth Index (the index), which the fund uses for performance comparisons. The index returned -24.60% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in EOG Resources, Inc., which explores, develops, produces, and markets natural gas and crude oil, enhanced the fund’s relative performance. The fund’s holdings of EOG Resources returned approximately 61% for the reporting period. EOG Resources benefitted from rising oil and gas prices as Russia invaded Ukraine and the Organization of the Petroleum Exporting Countries (OPEC) cut production.
The fund’s overweight investment in Lockheed Martin Corp., a global security company that primarily researches, designs, develops, manufactures, and integrates advanced technology products and services, also contributed to the fund’s relative performance as a result of the expectation of increased military spending following Russia’s invasion of Ukraine and threats to Taiwan from China. The fund’s holdings of Lockheed Martin returned approximately 51% for the reporting period.
The fund’s overweight investment in Meta Platforms, Inc., which operates as a social technology company, weighed on the fund’s relative performance. The fund’s Class A holdings of Meta returned approximately -71% for the reporting period. Meta suffered from a deterioration of fundamentals of reduced growth coupled with intensive spending on its metaverse initiative.
The fund not holding AbbVie, Inc., which researches and develops pharmaceutical products, during the reporting period also detracted from the fund’s relative performance. AbbVie returned approximately 33% for the index during the reporting period. AbbVie benefitted from strong sales of its immunology medications.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	-22.45%	9.18%	12.34%
Russell 1000® Growth Index	-24.60%	12.59%	14.69%
Fund Category: Morningstar Large Growth[2]	-28.11%	9.51%	12.37%
Fund Expense Ratios[3]: Net 0.99%; Gross 1.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	58
Weighted Average Market Cap (millions)	$794,215
Price/Earnings Ratio (P/E)	26.3
Price/Book Ratio (P/B)	8.3
Portfolio Turnover Rate	19%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund as of October 31, 2022

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks.
Performance. The fund returned -10.25% for the 12-month reporting period ended October 31, 2022, outperforming the Russell 2000® Index (the index), which the fund uses for performance comparisons. The index returned -18.54% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in Extreme Networks, Inc., which provides technology solutions, enhanced the fund’s relative performance. The fund’s holdings of Extreme Networks returned approximately 83% for the reporting period. Extreme Networks benefitted from strong demand trends and execution by management as well as easing of supply chain constraints.
The fund’s overweight investment in PBF Energy, Inc., which operates as an independent petroleum refiner and supplier, also contributed to the fund’s relative performance as a result of rising oil prices as Russia invaded Ukraine and the Organization of the Petroleum Exporting Countries (OPEC) cut production. The fund’s Class A holdings of PBF Energy returned approximately 155% for the reporting period.
The fund’s overweight investment in Domo, Inc., which designs and develops enterprise software, weighed on the fund’s relative performance. The fund’s Class B holdings of Domo returned approximately -80% for the reporting period. Domo was impacted by turnover in its enterprise sales force as well as a lack of large deals.
The fund’s overweight investment in Codexis, Inc., which develops biocatalysts for the pharmaceutical and fine chemicals industries, also detracted from the fund’s relative performance as a result of scaled back research and development budgets from biotechnology partners. The fund’s holdings of Codexis returned approximately -85% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	-10.25%	5.41%	10.44%
Russell 2000® Index	-18.54%	5.56%	9.93%
Fund Category: Morningstar Small Blend[2]	-13.55%	5.76%	9.75%
Fund Expense Ratio[3]: 1.08%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	328
Weighted Average Market Cap (millions)	$3,143
Price/Earnings Ratio (P/E)	9.9
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	74%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund as of October 31, 2022

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab Equity Ratings International® to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger, and generally reducing the returns of overseas investments in U.S. dollar terms. U.S. health care stocks outperformed broader global stock markets, including the S&P 500® Index and MSCI EAFE® Index.
Performance. The fund returned -3.82% for the 12-month reporting period ended October 31, 2022, outperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned -10.03% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in Vertex Pharmaceuticals, Inc., which discovers, develops, and commercializes pharmaceutical products, enhanced the fund’s relative performance. The fund’s holdings of Vertex Pharmaceuticals returned approximately 69% for the reporting period. Vertex Pharmaceuticals benefitted from growth in their cystic fibrosis franchise and an improving pipeline.
The fund’s overweight investment in Bristol-Myers Squibb Co., which develops, licenses, manufactures, markets, and sells pharmaceutical and nutritional products, also contributed to the fund’s relative performance as a result of earnings growth and decent performance from new launches. The fund’s holdings of Bristol-Myers Squibb returned approximately 37% for the reporting period.
The fund’s overweight investment in Getinge AB, which provides hospitals and life science institutions with products and solutions that aim to improve clinical results and optimize workflows, weighed on the fund’s relative performance. The fund gradually reduced its position in Getinge throughout the period. The fund’s Class B shares of Getinge returned approximately -52% in U.S. dollar terms for the reporting period. Getinge was impacted by a normalization of sales following boosts in sales related to COVID-19.
The fund’s overweight investment in Sonova Holding AG, which provides hearing care solutions, also detracted from the fund’s relative performance as a result of changes in the hearing market as well as higher labor and material costs that have slowed the business. The fund’s holdings of Sonova returned approximately -42% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	-3.82%	9.75%	12.87%
Dow Jones Global Health Care Index	-10.03%	8.96%	11.52%
S&P 500® Index	-14.61%	10.44%	12.79%
Fund Category: Morningstar Health[3]	-17.14%	7.81%	12.76%
Fund Expense Ratio[4]: 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Since the Schwab Health Care Fund focuses its investments on companies involved in a specific sector, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	81
Weighted Average Market Cap (millions)	$170,955
Price/Earnings Ratio (P/E)	19.6
Price/Book Ratio (P/B)	4.3
Portfolio Turnover Rate	59%
Industry Weightings % of Investments

Top Equity Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund as of October 31, 2022

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries excluding the United States, however, the fund may also invest in stocks issued by companies located in emerging markets. To aid its stock selection, the fund uses Schwab Equity Ratings International®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. The fund returned -22.40% for the 12-month reporting period ended October 31, 2022, outperforming the MSCI EAFE® Index (Net) (the index), which the fund uses for performance comparisons. The index returned -23.00%1 for the reporting period.
Positioning and Strategies. The fund’s overweight investment in OCI N.V., which produces and distributes of natural gas-based fertilizers and industrial chemicals, enhanced the fund’s relative performance. The fund’s holdings of OCI returned approximately 54% in U.S. dollar terms for the reporting period. OCI benefitted from strong demand for nitrogen fertilizers and industrial chemicals. The fund increased its position in OCI during the reporting period.
The fund’s overweight investment in Equinor A.S.A., an energy company, also contributed to the fund’s relative performance as a result of its role as a gas provider to Europe as oil and gas prices rose as Russia invaded Ukraine and the Organization of the Petroleum Exporting Countries (OPEC) cut production. The fund’s holdings of Equinor returned approximately 50% in U.S. dollar terms for the reporting period.
The fund’s underweight position in Shell plc, which explores and refines petroleum products, weighed on the fund’s relative performance. The fund’s holdings of Shell returned approximately -1% in U.S. dollar terms for the reporting period. The fund trimmed its position in Shell in late 2021.
The fund’s overweight position in Deutsche Post AG, a logistics company, also detracted from the fund’s relative performance as a result of concerns about rising geopolitical and recession risks. The fund’s holdings of Deutsche Post returned approximately -40% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Core Equity Fund (5/30/08)	-22.40%	-2.55%	3.67%
MSCI EAFE® Index (Net)[3]	-23.00%	-0.09%	4.13%
Fund Category: Morningstar Foreign Large Blend[4]	-24.04%	-0.51%	3.75%
Fund Expense Ratio[5]: 0.86%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[5]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	143
Weighted Average Market Cap (millions)	$82,736
Price/Earnings Ratio (P/E)	9.6
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	94%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2022 and held through October 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22 [2]
Schwab Core Equity Fund
Actual Return	0.73%	$1,000.00	$ 938.30	$3.57
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.53	$3.72
Schwab Dividend Equity Fund
Actual Return	0.89%	$1,000.00	$ 990.20	$4.46
Hypothetical 5% Return	0.89%	$1,000.00	$1,020.72	$4.53
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$ 915.10	$4.78
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$5.04
Schwab Small-Cap Equity Fund
Actual Return	1.09%	$1,000.00	$1,009.10	$5.52
Hypothetical 5% Return	1.09%	$1,000.00	$1,019.71	$5.55
Schwab Health Care Fund
Actual Return	0.80%	$1,000.00	$1,000.00	$4.03
Hypothetical 5% Return	0.80%	$1,000.00	$1,021.17	$4.08
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$ 886.10	$4.09
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.87	$4.38

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
26
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$29.22	$22.24	$21.87	$22.40	$24.36
Income (loss) from investment operations:
Net investment income (loss)[1]	0.26	0.21	0.20	0.21	0.26
Net realized and unrealized gains (losses)	(3.16)	7.90	0.82	1.99	0.41
Total from investment operations	(2.90)	8.11	1.02	2.20	0.67
Less distributions:
Distributions from net investment income	(0.26)	(0.20)	(0.20)	(0.27)	(0.34)
Distributions from net realized gains	(6.60)	(0.93)	(0.45)	(2.46)	(2.29)
Total distributions	(6.86)	(1.13)	(0.65)	(2.73)	(2.63)
Net asset value at end of period	$19.46	$29.22	$22.24	$21.87	$22.40
Total return	(13.84%)	37.62%	4.65%	12.02%	2.71%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73% [2]	0.73%	0.73%	0.73%	0.73%
Gross operating expenses	0.73% [2]	0.73%	0.73%	0.73%	0.73%
Net investment income (loss)	1.18%	0.81%	0.91%	1.01%	1.12%
Portfolio turnover rate	28%	86%	97%	98%	101%
Net assets, end of period (x 1,000,000)	$1,268	$1,860	$1,957	$2,182	$2,138

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
27
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Banks 4.9%
Bank of America Corp.	600,340	21,636,253
East West Bancorp, Inc.	311,867	22,320,321
Truist Financial Corp.	419,687	18,797,781
		62,754,355

Capital Goods 4.9%
A.O. Smith Corp.	259,182	14,197,990
General Dynamics Corp.	45,415	11,344,667
Parker-Hannifin Corp.	100,411	29,181,445
Watsco, Inc.	25,796	6,989,684
		61,713,786

Consumer Durables & Apparel 2.0%
Deckers Outdoor Corp. *	18,493	6,471,255
PulteGroup, Inc.	290,887	11,632,571
VF Corp.	253,575	7,163,494
		25,267,320

Consumer Services 2.0%
Starbucks Corp.	295,544	25,591,155

Diversified Financials 4.4%
Berkshire Hathaway, Inc., Class B *	91,198	26,911,618
CME Group, Inc.	113,889	19,736,964
Moody's Corp.	35,012	9,273,628
		55,922,210

Energy 7.2%
EOG Resources, Inc.	357,784	48,844,672
Exxon Mobil Corp.	377,413	41,821,134
		90,665,806

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	26,388	13,233,582
Walmart, Inc.	188,952	26,893,538
		40,127,120

Food, Beverage & Tobacco 4.7%
Constellation Brands, Inc., Class A	77,750	19,210,470
Diageo plc, ADR	54,716	9,135,931
The Coca-Cola Co.	518,913	31,056,943
		59,403,344

Health Care Equipment & Services 6.6%
Abbott Laboratories	186,054	18,408,183
Boston Scientific Corp. *	421,563	18,173,581
SECURITY	NUMBER OF SHARES	VALUE ($)
CVS Health Corp.	350,654	33,206,934
Intuitive Surgical, Inc. *	58,916	14,521,026
		84,309,724

Household & Personal Products 3.0%
L'Oreal S.A., ADR	141,090	8,851,986
The Estee Lauder Cos., Inc., Class A	28,288	5,671,461
The Procter & Gamble Co.	170,943	23,020,894
		37,544,341

Materials 0.5%
Linde plc	23,368	6,948,475

Media & Entertainment 5.9%
Alphabet, Inc., Class A *	649,580	61,391,806
Meta Platforms, Inc., Class A *	144,501	13,461,713
		74,853,519

Pharmaceuticals, Biotechnology & Life Sciences 9.7%
Eli Lilly & Co.	51,632	18,695,431
Johnson & Johnson	177,193	30,826,266
Pfizer, Inc.	633,044	29,468,198
Roche Holding AG ADR	288,704	11,935,024
Thermo Fisher Scientific, Inc.	32,190	16,544,694
Zoetis, Inc.	100,333	15,128,210
		122,597,823

Real Estate 1.1%
American Tower Corp.	67,674	14,021,376

Retailing 6.9%
Amazon.com, Inc. *	394,176	40,379,389
O'Reilly Automotive, Inc. *	17,489	14,641,266
The Home Depot, Inc.	36,635	10,848,723
The TJX Cos., Inc.	308,204	22,221,508
		88,090,886

Semiconductors & Semiconductor Equipment 3.1%
ASML Holding N.V. NY Registry Shares	20,750	9,802,715
Broadcom, Inc.	62,750	29,500,030
		39,302,745

Software & Services 15.4%
Accenture plc, Class A	37,155	10,548,304
Adobe, Inc. *	21,000	6,688,500
Fidelity National Information Services, Inc.	217,118	18,018,623
Microsoft Corp.	434,007	100,746,045
PayPal Holdings, Inc. *	347,411	29,036,611

28
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Visa, Inc., Class A	146,522	30,353,498
		195,391,581

Technology Hardware & Equipment 7.7%
Apple Inc.	640,588	98,227,764

Telecommunication Services 3.7%
AT&T, Inc.	921,690	16,802,409
Verizon Communications, Inc.	795,451	29,726,004
		46,528,413

Transportation 1.3%
United Parcel Service, Inc., Class B	95,449	16,013,479

Utilities 1.5%
Duke Energy Corp.	209,354	19,507,606
Total Common Stocks (Cost $1,003,389,974)		1,264,782,828
SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (a)	4,883,277	4,883,277
Total Short-Term Investments (Cost $4,883,277)		4,883,277
Total Investments in Securities (Cost $1,008,273,251)		1,269,666,105

*	Non-income producing security.
(a)	The rate shown is the annualized 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,264,782,828	$—	$—	$1,264,782,828
Short-Term Investments[1]	4,883,277	—	—	4,883,277
Total	$1,269,666,105	$—	$—	$1,269,666,105

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
29
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $1,008,273,251)		$1,269,666,105
Receivables:
Dividends		1,573,220
Fund shares sold		702,323
Foreign tax reclaims		390,386
Prepaid expenses	+	13,526
Total assets		1,272,345,560
Liabilities
Payables:
Fund shares redeemed		3,626,656
Investment adviser and administrator fees		462,747
Shareholder service fees		240,578
Independent trustees’ fees		51
Accrued expenses	+	181,301
Total liabilities		4,511,333
Net assets		$1,267,834,227
Net Assets by Source
Capital received from investors		$831,501,272
Total distributable earnings	+	436,332,955
Net assets		$1,267,834,227

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,267,834,227		65,142,870		$19.46

30
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $82,597)		$28,719,565
Expenses
Investment adviser and administrator fees		7,063,747
Shareholder service fees		3,617,715
Proxy fees[1]		70,453
Portfolio accounting fees		63,794
Shareholder reports		53,939
Professional fees		33,722
Registration fees		33,556
Custodian fees		19,882
Independent trustees’ fees		10,948
Transfer agent fees		6,888
Other expenses	+	19,851
Total expenses		10,994,495
Expense reduction	–	6,888
Net expenses	–	10,987,607
Net investment income		17,731,958
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		162,404,437
Net realized losses on futures contracts	+	(461,367)
Net realized gains		161,943,070
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(384,220,325)
Net realized and unrealized losses		(222,277,255)
Decrease in net assets resulting from operations		($204,545,297)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
31
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$17,731,958	$15,761,570
Net realized gains		161,943,070	425,880,076
Net change in unrealized appreciation (depreciation)	+	(384,220,325)	181,824,785
Increase (decrease) in net assets resulting from operations		($204,545,297)	$623,466,431
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($439,343,161)	($97,998,756)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,450,800	$60,722,098	3,613,563	$92,083,552
Shares reinvested		10,780,617	251,727,418	3,088,327	73,440,411
Shares redeemed	+	(11,757,059)	(260,849,903)	(31,031,079)	(787,773,255)
Net transactions in fund shares		1,474,358	$51,599,613	(24,329,189)	($622,249,292)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		63,668,512	$1,860,123,072	87,997,701	$1,956,904,689
Total increase (decrease)	+	1,474,358	(592,288,845)	(24,329,189)	(96,781,617)
End of period		65,142,870	$1,267,834,227	63,668,512	$1,860,123,072
32
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$16.92	$12.14	$15.07	$15.43	$17.21
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.31	0.28	0.23	0.22
Net realized and unrealized gains (losses)	(0.81)	4.80	(2.15)	0.93	(0.27)
Total from investment operations	(0.52)	5.11	(1.87)	1.16	(0.05)
Less distributions:
Distributions from net investment income	(0.29)	(0.33)	(0.26)	(0.24)	(0.30)
Distributions from net realized gains	(2.19)	—	(0.80)	(1.28)	(1.43)
Total distributions	(2.48)	(0.33)	(1.06)	(1.52)	(1.73)
Net asset value at end of period	$13.92	$16.92	$12.14	$15.07	$15.43
Total return	(3.96%)	42.38%	(13.30%)	8.78%	(0.63%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.89% [2]	0.89%	0.89%	0.89%	0.88%
Gross operating expenses	0.90% [2]	0.90%	0.90%	0.89%	0.88%
Net investment income (loss)	1.99%	2.01%	2.16%	1.58%	1.36%
Portfolio turnover rate	27%	83%	70%	70%	79%
Net assets, end of period (x 1,000)	$524,330	$670,765	$576,701	$846,955	$1,249,124

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
33
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.4% OF NET ASSETS

Banks 9.2%
Bank of America Corp.	300,000	10,812,000
Citizens Financial Group, Inc.	165,000	6,748,500
Huntington Bancshares, Inc.	340,000	5,161,200
JPMorgan Chase & Co.	125,000	15,735,000
Truist Financial Corp.	215,000	9,629,850
		48,086,550

Capital Goods 8.2%
General Dynamics Corp.	21,000	5,245,800
Illinois Tool Works, Inc.	18,500	3,950,305
Lockheed Martin Corp.	37,000	18,007,160
Parker-Hannifin Corp.	16,500	4,795,230
Raytheon Technologies Corp.	58,000	5,499,560
Watsco, Inc.	20,000	5,419,200
		42,917,255

Consumer Services 2.1%
McDonald’s Corp.	40,000	10,906,400

Diversified Financials 4.5%
BlackRock, Inc.	16,500	10,657,515
Morgan Stanley	155,000	12,736,350
		23,393,865

Energy 8.9%
Chevron Corp.	105,000	18,994,500
Exxon Mobil Corp.	200,000	22,162,000
Kinder Morgan, Inc.	290,000	5,254,800
		46,411,300

Food & Staples Retailing 2.0%
Walmart, Inc.	75,000	10,674,750

Food, Beverage & Tobacco 7.7%
Altria Group, Inc.	130,000	6,015,100
Philip Morris International, Inc.	155,000	14,236,750
The Coca-Cola Co.	340,000	20,349,000
		40,600,850

Health Care Equipment & Services 7.7%
Abbott Laboratories	77,000	7,618,380
CVS Health Corp.	103,000	9,754,100
Medtronic plc	105,000	9,170,700
UnitedHealth Group, Inc.	25,000	13,878,750
		40,421,930

SECURITY	NUMBER OF SHARES	VALUE ($)
Household & Personal Products 2.8%
The Procter & Gamble Co.	110,000	14,813,700

Insurance 2.0%
The Allstate Corp.	85,000	10,731,250

Materials 0.8%
PPG Industries, Inc.	37,000	4,224,660

Media & Entertainment 3.2%
Activision Blizzard, Inc.	40,000	2,912,000
Alphabet, Inc., Class A *	42,300	3,997,773
Comcast Corp., Class A	200,000	6,348,000
Omnicom Group, Inc.	45,000	3,273,750
		16,531,523

Pharmaceuticals, Biotechnology & Life Sciences 11.5%
Amgen, Inc.	57,000	15,409,950
Johnson & Johnson	103,000	17,918,910
Pfizer, Inc.	295,000	13,732,250
Roche Holding AG	40,663	13,491,907
		60,553,017

Real Estate 1.9%
Crown Castle, Inc.	48,750	6,496,425
Lamar Advertising Co., Class A	40,000	3,689,200
		10,185,625

Retailing 5.0%
Genuine Parts Co.	35,000	6,225,100
The Home Depot, Inc.	35,000	10,364,550
The TJX Cos., Inc.	135,000	9,733,500
		26,323,150

Semiconductors & Semiconductor Equipment 2.5%
Broadcom, Inc.	27,500	12,928,300

Software & Services 7.8%
Accenture plc, Class A	36,500	10,362,350
International Business Machines Corp.	85,000	11,754,650
Microsoft Corp.	45,000	10,445,850
Visa, Inc., Class A	40,000	8,286,400
		40,849,250

Technology Hardware & Equipment 3.6%
Apple Inc.	35,000	5,366,900
Cisco Systems, Inc.	300,000	13,629,000
		18,995,900

34
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Telecommunication Services 2.7%
BCE, Inc.	100,000	4,510,000
Verizon Communications, Inc.	260,000	9,716,200
		14,226,200

Transportation 1.9%
United Parcel Service, Inc., Class B	58,000	9,730,660

Utilities 3.4%
Duke Energy Corp.	110,000	10,249,800
NRG Energy, Inc.	110,000	4,884,000
SECURITY	NUMBER OF SHARES	VALUE ($)
UGI Corp.	70,000	2,473,100
		17,606,900
Total Common Stocks (Cost $455,958,523)		521,113,035
Total Investments in Securities (Cost $455,958,523)		521,113,035

*	Non-income producing security.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$460,560,018	$—	$—	$460,560,018
Pharmaceuticals, Biotechnology & Life Sciences	47,061,110	13,491,907	—	60,553,017
Total	$507,621,128	$13,491,907	$—	$521,113,035

[1]	As categorized in the Portfolio Holdings.
35
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $455,958,523)		$521,113,035
Cash		757,578
Deposit with broker for futures contracts		1,840,000
Receivables:
Dividends		731,433
Fund shares sold		522,670
Foreign tax reclaims		235,248
Prepaid expenses	+	15,086
Total assets		525,215,050
Liabilities
Payables:
Fund shares redeemed		402,981
Investment adviser and administrator fees		239,749
Shareholder service fees		94,490
Independent trustees’ fees		40
Accrued expenses	+	147,777
Total liabilities		885,037
Net assets		$524,330,013
Net Assets by Source
Capital received from investors		$435,960,897
Total distributable earnings	+	88,369,116
Net assets		$524,330,013

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$524,330,013		37,661,284		$13.92

36
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $87,227)		$17,300,671
Interest received from securities - unaffiliated		4,690
Securities on loan, net	+	10
Total investment income		17,305,371
Expenses
Investment adviser and administrator fees		3,724,068
Shareholder service fees		1,431,584
Portfolio accounting fees		102,287
Registration fees		47,494
Shareholder reports		34,000
Professional fees		30,627
Proxy fees[1]		28,000
Custodian fees		12,010
Independent trustees’ fees		8,422
Transfer agent fees		5,266
Other expenses	+	10,686
Total expenses		5,434,444
Expense reduction	–	60,387
Net expenses	–	5,374,057
Net investment income		11,931,314
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		21,838,363
Net realized gains on futures contracts		412,195
Net realized losses on foreign currency transactions	+	(7,747)
Net realized gains		22,242,811
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(57,083,526)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(21,732)
Net change in unrealized appreciation (depreciation)	+	(57,105,258)
Net realized and unrealized losses		(34,862,447)
Decrease in net assets resulting from operations		($22,931,133)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
37
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$11,931,314	$12,850,464
Net realized gains		22,242,811	115,287,705
Net change in unrealized appreciation (depreciation)	+	(57,105,258)	90,530,602
Increase (decrease) in net assets resulting from operations		($22,931,133)	$218,668,771
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($97,765,390)	($13,599,106)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,342,249	$34,630,897	3,539,840	$56,507,561
Shares reinvested		5,269,146	79,189,907	674,614	10,361,404
Shares redeemed	+	(9,583,602)	(139,558,823)	(12,099,793)	(177,875,463)
Net transactions in fund shares		(1,972,207)	($25,738,019)	(7,885,339)	($111,006,498)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,633,491	$670,764,555	47,518,830	$576,701,388
Total increase (decrease)	+	(1,972,207)	(146,434,542)	(7,885,339)	94,063,167
End of period		37,661,284	$524,330,013	39,633,491	$670,764,555
38
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$28.96	$20.85	$18.07	$18.04	$18.65
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.06)	0.00 [2]	0.06	0.06
Net realized and unrealized gains (losses)	(5.97)	8.42	3.76	1.79	0.75
Total from investment operations	(5.98)	8.36	3.76	1.85	0.81
Less distributions:
Distributions from net investment income	—	—	(0.03)	(0.07)	(0.07)
Distributions from net realized gains	(2.18)	(0.25)	(0.95)	(1.75)	(1.35)
Total distributions	(2.18)	(0.25)	(0.98)	(1.82)	(1.42)
Net asset value at end of period	$20.80	$28.96	$20.85	$18.07	$18.04
Total return	(22.45%)	40.41%	21.60%	12.18%	4.46%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99% [3]	0.99%	0.99%	0.99%	0.99%
Gross operating expenses	1.02% [3]	1.02%	1.02%	1.03%	1.02%
Net investment income (loss)	(0.05%)	(0.23%)	0.01%	0.34%	0.30%
Portfolio turnover rate	19%	42%	65%	67%	88%
Net assets, end of period (x 1,000)	$218,329	$292,447	$210,033	$180,809	$242,770

[1]	Calculated based on the average shares outstanding during the period.
[2]	Per-share amount was less than $0.005.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
39
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.7% OF NET ASSETS

Automobiles & Components 2.2%
Tesla, Inc. *	21,393	4,867,763

Banks 0.7%
Citizens Financial Group, Inc.	38,348	1,568,433

Capital Goods 4.8%
AGCO Corp.	9,743	1,209,788
Illinois Tool Works, Inc.	4,799	1,024,731
Lockheed Martin Corp.	7,652	3,724,075
Parker-Hannifin Corp.	10,673	3,101,787
Quanta Services, Inc.	9,885	1,404,066
		10,464,447

Consumer Durables & Apparel 3.2%
Deckers Outdoor Corp. *	8,287	2,899,870
Lululemon Athletica, Inc. *	4,211	1,385,587
NIKE, Inc., Class B	28,300	2,622,844
		6,908,301

Consumer Services 2.0%
Starbucks Corp.	50,583	4,379,982

Diversified Financials 1.8%
CME Group, Inc.	8,130	1,408,929
Moody's Corp.	4,467	1,183,174
MSCI, Inc.	2,815	1,319,841
		3,911,944

Energy 2.0%
EOG Resources, Inc.	31,449	4,293,417

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	7,253	3,637,380

Food, Beverage & Tobacco 3.4%
Constellation Brands, Inc., Class A	7,145	1,765,386
Diageo plc, ADR	8,976	1,498,723
PepsiCo, Inc.	14,805	2,688,292
Philip Morris International, Inc.	14,946	1,372,790
		7,325,191

Health Care Equipment & Services 6.4%
Abbott Laboratories	28,139	2,784,073
IDEXX Laboratories, Inc. *	3,556	1,279,022
Intuitive Surgical, Inc. *	16,517	4,070,945
SECURITY	NUMBER OF SHARES	VALUE ($)
UnitedHealth Group, Inc.	10,514	5,836,847
		13,970,887

Household & Personal Products 1.5%
The Estee Lauder Cos., Inc., Class A	16,531	3,314,300

Materials 0.5%
The Sherwin-Williams Co.	5,335	1,200,535

Media & Entertainment 5.6%
Alphabet, Inc., Class A *	120,240	11,363,882
Meta Platforms, Inc., Class A *	10,080	939,053
		12,302,935

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
Avantor, Inc. *	50,508	1,018,746
Eli Lilly & Co.	10,599	3,837,792
Pfizer, Inc.	43,226	2,012,170
Roche Holding AG ADR	34,387	1,421,559
Thermo Fisher Scientific, Inc.	4,939	2,538,498
Zoetis, Inc.	15,542	2,343,423
		13,172,188

Real Estate 0.6%
American Tower Corp.	6,424	1,330,989

Retailing 9.3%
Amazon.com, Inc. *	118,933	12,183,497
O'Reilly Automotive, Inc. *	3,247	2,718,291
The Home Depot, Inc.	12,073	3,575,177
The TJX Cos., Inc.	25,285	1,823,048
		20,300,013

Semiconductors & Semiconductor Equipment 5.5%
Advanced Micro Devices, Inc. *	21,181	1,272,131
ASML Holding N.V. NY Registry Shares	5,852	2,764,602
Broadcom, Inc.	9,252	4,349,550
NVIDIA Corp.	27,403	3,698,583
		12,084,866

Software & Services 24.8%
Accenture plc, Class A	8,194	2,326,277
Adobe, Inc. *	8,776	2,795,156
Fortinet, Inc. *	27,385	1,565,327
Gartner, Inc. *	10,548	3,184,652
Intuit, Inc.	4,573	1,954,958
Mastercard, Inc., Class A	11,969	3,927,986
Microsoft Corp.	99,364	23,065,365
Palo Alto Networks, Inc. *	11,676	2,003,485
Paychex, Inc.	13,902	1,644,746
PayPal Holdings, Inc. *	39,156	3,272,658

40
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ServiceNow, Inc. *	2,645	1,112,857
Synopsys, Inc. *	5,560	1,626,578
Visa, Inc., Class A	27,048	5,603,264
		54,083,309

Technology Hardware & Equipment 14.6%
Apple Inc.	207,728	31,853,012

Transportation 1.1%
United Parcel Service, Inc., Class B	14,196	2,381,663
Total Common Stocks (Cost $130,058,782)		213,351,555
Total Investments in Securities (Cost $130,058,782)		213,351,555
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/16/22	6	1,164,900	(61,037)

*	Non-income producing security.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$213,351,555	$—	$—	$213,351,555
Liabilities
Futures Contracts[2]	(61,037)	—	—	(61,037)
Total	$213,290,518	$—	$—	$213,290,518

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
41
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $130,058,782)		$213,351,555
Cash		5,036,144
Deposit with broker for futures contracts		72,000
Receivables:
Fund shares sold		179,985
Dividends		45,532
Foreign tax reclaims		4,943
Prepaid expenses	+	16,036
Total assets		218,706,195
Liabilities
Payables:
Fund shares redeemed		122,820
Investment adviser and administrator fees		115,579
Shareholder service fees		41,848
Variation margin on futures contracts		8,475
Independent trustees’ fees		35
Accrued expenses	+	88,240
Total liabilities		376,997
Net assets		$218,329,198
Net Assets by Source
Capital received from investors		$130,825,519
Total distributable earnings	+	87,503,679
Net assets		$218,329,198

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$218,329,198		10,494,105		$20.80

42
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $7,800)		$2,378,398
Interest received from securities - unaffiliated	+	18,146
Total investment income		2,396,544
Expenses
Investment adviser and administrator fees		1,834,685
Shareholder service fees		609,226
Portfolio accounting fees		50,561
Professional fees		33,473
Registration fees		28,745
Shareholder reports		17,809
Proxy fees[1]		11,855
Independent trustees’ fees		7,457
Custodian fees		6,581
Transfer agent fees		2,580
Other expenses	+	6,736
Total expenses		2,609,708
Expense reduction	–	75,161
Net expenses	–	2,534,547
Net investment loss		(138,003)
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		4,537,319
Net realized losses on futures contracts	+	(126,575)
Net realized gains		4,410,744
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(69,103,192)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(89,137)
Net change in unrealized appreciation (depreciation)	+	(69,192,329)
Net realized and unrealized losses		(64,781,585)
Decrease in net assets resulting from operations		($64,919,588)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
43
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment loss		($138,003)	($577,485)
Net realized gains		4,410,744	22,809,697
Net change in unrealized appreciation (depreciation)	+	(69,192,329)	61,527,745
Increase (decrease) in net assets resulting from operations		($64,919,588)	$83,759,957
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($22,163,876)	($2,530,978)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,374,258	$34,040,262	2,017,391	$50,557,323
Shares reinvested		704,838	19,242,083	94,152	2,163,612
Shares redeemed	+	(1,681,639)	(40,316,352)	(2,086,140)	(51,536,257)
Net transactions in fund shares		397,457	$12,965,993	25,403	$1,184,678
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,096,648	$292,446,669	10,071,245	$210,033,012
Total increase (decrease)	+	397,457	(74,117,471)	25,403	82,413,657
End of period		10,494,105	$218,329,198	10,096,648	$292,446,669
44
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$23.77	$15.02	$16.68	$20.87	$23.58
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.02	0.03	0.02	0.01
Net realized and unrealized gains (losses)	(2.27)	8.76	(1.67)	(0.35) [2]	0.32
Total from investment operations	(2.24)	8.78	(1.64)	(0.33)	0.33
Less distributions:
Distributions from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—
Distributions from net realized gains	(2.56)	—	—	(3.85)	(3.04)
Total distributions	(2.59)	(0.03)	(0.02)	(3.86)	(3.04)
Net asset value at end of period	$18.94	$23.77	$15.02	$16.68	$20.87
Total return	(10.25%)	58.55%	(9.86%)	0.08%	1.37%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.09% [3]	1.08%	1.09%	1.09%	1.09%
Gross operating expenses	1.09% [3]	1.08%	1.10%	1.09%	1.09%
Net investment income (loss)	0.13%	0.11%	0.17%	0.09%	0.06%
Portfolio turnover rate	74%	84%	113%	117%	111%
Net assets, end of period (x 1,000)	$542,600	$669,489	$491,478	$579,143	$573,406

[1]	Calculated based on the average shares outstanding during the period.
[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
45
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Automobiles & Components 2.3%
American Axle & Manufacturing Holdings, Inc. *	276,405	2,678,365
LCI Industries	18,783	1,993,064
Modine Manufacturing Co. *	123,507	2,213,245
Patrick Industries, Inc.	39,066	1,785,707
The Goodyear Tire & Rubber Co. *	63,926	811,860
Winnebago Industries, Inc.	48,238	2,879,326
		12,361,567

Banks 11.3%
Associated Banc-Corp.	258,793	6,301,610
Axos Financial, Inc. *	12,857	500,909
Banner Corp.	7,886	589,479
Cathay General Bancorp	92,606	4,222,834
Community Trust Bancorp, Inc.	5,199	245,861
Customers Bancorp, Inc. *	34,710	1,169,380
Eagle Bancorp, Inc.	36,652	1,659,603
Enterprise Financial Services Corp.	24,536	1,311,940
Essent Group Ltd.	27,018	1,069,372
First BanCorp	220,731	3,485,342
Great Southern Bancorp, Inc.	70,177	4,349,570
Hancock Whitney Corp.	114,827	6,415,385
Hanmi Financial Corp.	55,564	1,488,004
Hope Bancorp, Inc.	127,362	1,728,302
International Bancshares Corp.	106,880	5,301,248
Metropolitan Bank Holding Corp. *	23,146	1,527,636
MGIC Investment Corp.	95,345	1,301,459
Northfield Bancorp, Inc.	217,924	3,495,501
OceanFirst Financial Corp.	81,549	1,841,376
Radian Group, Inc.	87,198	1,819,822
Renasant Corp.	66,293	2,676,248
Republic Bancorp, Inc., Class A	30,525	1,414,834
UMB Financial Corp.	34,705	2,888,150
Washington Federal, Inc.	106,704	4,129,445
Western New England Bancorp, Inc.	44,667	390,836
		61,324,146

Capital Goods 10.4%
AAR Corp. *	53,345	2,364,250
Applied Industrial Technologies, Inc.	6,332	787,574
Atkore, Inc. *	68,169	6,496,506
AZZ, Inc.	38,600	1,551,720
Boise Cascade Co.	21,256	1,419,263
Ducommun, Inc. *	24,724	1,167,220
EMCOR Group, Inc.	36,702	5,178,652
Encore Wire Corp.	23,614	3,249,050
GrafTech International Ltd.	241,374	1,228,594
Helios Technologies, Inc.	19,804	1,122,689
Herc Holdings, Inc.	13,090	1,539,515
Hillenbrand, Inc.	24,439	1,079,715
IES Holdings, Inc. *	16,376	541,063
Maxar Technologies, Inc.	17,709	395,619
SECURITY	NUMBER OF SHARES	VALUE ($)
Moog, Inc., Class A	70,232	5,952,162
Mueller Industries, Inc.	80,718	5,056,175
MYR Group, Inc. *	11,863	1,038,131
NV5 Global, Inc. *	9,232	1,338,178
Preformed Line Products Co.	9,869	783,303
Proto Labs, Inc. *	13,625	520,339
Standex International Corp.	2,939	291,108
Sterling Infrastructure, Inc. *	93,342	2,519,301
Terex Corp.	40,650	1,647,951
Titan International, Inc. *	86,118	1,288,325
Titan Machinery, Inc. *	20,665	710,463
UFP Industries, Inc.	37,001	2,635,581
V2X, Inc. *	64,236	2,633,034
Wabash National Corp.	42,901	928,807
Zurn Water Solutions Corp.	45,113	1,059,704
		56,523,992

Commercial & Professional Services 2.4%
ACCO Brands Corp.	41,872	192,611
Casella Waste Systems, Inc., Class A *	14,668	1,199,989
Heidrick & Struggles International, Inc.	21,602	608,312
Kforce, Inc.	38,447	2,432,542
Korn Ferry	30,082	1,672,258
Mastech Digital, Inc. *	28,042	423,715
SP Plus Corp. *	82,548	3,056,752
Tetra Tech, Inc.	9,540	1,347,811
The GEO Group, Inc. *	30,437	257,497
TriNet Group, Inc. *	26,525	1,723,595
		12,915,082

Consumer Durables & Apparel 0.7%
MasterCraft Boat Holdings, Inc. *	44,820	975,283
Oxford Industries, Inc.	9,747	991,562
Skyline Champion Corp. *	17,212	1,001,911
Vista Outdoor, Inc. *	36,811	1,068,992
		4,037,748

Consumer Services 4.4%
Bloomin' Brands, Inc.	119,304	2,864,489
Bluegreen Vacations Holding Corp.	11,100	192,141
Boyd Gaming Corp.	34,708	2,004,734
Dave & Buster's Entertainment, Inc. *	54,281	2,163,098
Everi Holdings, Inc. *	91,398	1,734,734
Golden Entertainment, Inc. *	34,712	1,465,541
Hilton Grand Vacations, Inc. *	69,546	2,728,985
PlayAGS, Inc. *	102,958	691,878
Red Rock Resorts, Inc., Class A	35,663	1,485,364
Scientific Games Corp., Class A *	22,522	1,264,385
SeaWorld Entertainment, Inc. *	40,447	2,352,398
Stride, Inc. *	77,210	2,587,307
Texas Roadhouse, Inc.	23,691	2,344,224
		23,879,278

46
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Diversified Financials 2.7%
Donnelley Financial Solutions, Inc. *	28,342	1,145,867
Enova International, Inc. *	49,221	1,845,295
OneMain Holdings, Inc.	80,201	3,092,551
Oportun Financial Corp. *	64,300	353,650
Piper Sandler Cos.	6,029	771,531
Regional Management Corp.	56,991	1,935,414
StepStone Group, Inc., Class A	38,659	1,141,214
Stifel Financial Corp.	42,385	2,622,360
Virtus Investment Partners, Inc.	11,410	1,956,701
		14,864,583

Energy 6.6%
Arch Resources, Inc.	5,983	911,151
Callon Petroleum Co. *	13,910	611,484
ChampionX Corp.	10,647	304,717
CONSOL Energy, Inc.	19,809	1,248,363
CVR Energy, Inc.	77,969	3,045,469
Delek US Holdings, Inc.	89,594	2,657,358
Equitrans Midstream Corp.	175,127	1,474,569
Liberty Energy, Inc., Class A *	96,622	1,633,878
Magnolia Oil & Gas Corp., Class A	68,725	1,764,858
Matador Resources Co.	44,260	2,941,077
NexTier Oilfield Solutions, Inc. *	32,212	324,697
Oceaneering International, Inc. *	93,370	1,306,246
Ovintiv, Inc.	28,257	1,431,217
Patterson-UTI Energy, Inc.	44,997	794,197
PBF Energy, Inc., Class A	74,207	3,283,660
PDC Energy, Inc.	14,829	1,069,764
Peabody Energy Corp. *	27,391	654,645
REX American Resources Corp. *	68,575	2,056,564
SM Energy Co.	64,847	2,916,818
Southwestern Energy Co. *	289,338	2,005,112
Teekay Corp. *	150,033	586,629
Teekay Tankers Ltd., Class A *	6,448	203,048
US Silica Holdings, Inc. *	100,940	1,452,527
W&T Offshore, Inc. *	126,667	961,403
		35,639,451

Food & Staples Retailing 1.4%
BJ's Wholesale Club Holdings, Inc. *	62,320	4,823,568
United Natural Foods, Inc. *	67,928	2,880,827
		7,704,395

Food, Beverage & Tobacco 2.9%
Coca-Cola Consolidated, Inc.	7,603	3,702,737
Darling Ingredients, Inc. *	33,562	2,633,946
National Beverage Corp.	34,764	1,648,509
Primo Water Corp.	189,849	2,769,897
The Simply Good Foods Co. *	28,400	1,087,720
Vector Group Ltd.	355,243	3,772,680
		15,615,489

Health Care Equipment & Services 7.3%
Accuray, Inc. *	283,668	578,683
Addus HomeCare Corp. *	2,483	254,309
AirSculpt Technologies, Inc.	44,104	299,025
Alignment Healthcare, Inc. *	54,831	725,962
Allscripts Healthcare Solutions, Inc. *	85,456	1,256,203
AMN Healthcare Services, Inc. *	40,201	5,045,226
Apollo Medical Holdings, Inc. *	6,329	224,426
Avanos Medical, Inc. *	97,721	2,164,520
Cerus Corp. *	270,093	988,540
SECURITY	NUMBER OF SHARES	VALUE ($)
Cross Country Healthcare, Inc. *	17,202	638,022
Evolent Health, Inc., Class A *	65,652	2,088,390
Inspire Medical Systems, Inc. *	5,549	1,081,778
Lantheus Holdings, Inc. *	36,689	2,714,619
LeMaitre Vascular, Inc.	13,251	575,093
LivaNova plc *	18,242	859,198
Merit Medical Systems, Inc. *	52,497	3,610,219
ModivCare, Inc. *	4,961	482,408
NextGen Healthcare, Inc. *	54,903	1,100,256
NuVasive, Inc. *	11,539	509,216
Option Care Health, Inc. *	60,660	1,835,572
Progyny, Inc. *	19,342	860,139
Shockwave Medical, Inc. *	12,663	3,712,158
STAAR Surgical Co. *	25,572	1,812,288
Tenet Healthcare Corp. *	7,942	352,307
The Ensign Group, Inc.	42,417	3,808,198
Utah Medical Products, Inc.	4,981	446,049
Varex Imaging Corp. *	7,027	155,367
Zynex, Inc.	116,814	1,331,680
		39,509,851

Household & Personal Products 0.3%
BellRing Brands, Inc. *	23,135	560,330
Nature's Sunshine Products, Inc. *	94,898	800,939
		1,361,269

Insurance 2.2%
American Equity Investment Life Holding Co.	64,756	2,789,689
CNO Financial Group, Inc.	201,889	4,453,671
Investors Title Co.	1,858	273,033
Kinsale Capital Group, Inc.	2,736	862,305
National Western Life Group, Inc., Class A	5,892	1,166,734
Stewart Information Services Corp.	42,339	1,649,527
United Fire Group, Inc.	26,505	718,286
		11,913,245

Materials 2.6%
AdvanSix, Inc.	17,366	631,775
Alcoa Corp.	15,260	595,598
Alpha Metallurgical Resources, Inc.	3,848	649,735
Avient Corp.	71,456	2,464,518
Constellium SE *	125,507	1,383,087
Ecovyst, Inc. *	151,979	1,512,191
Ingevity Corp. *	14,245	958,261
LSB Industries, Inc. *	39,787	701,445
Rayonier Advanced Materials, Inc. *	105,791	481,349
Ryerson Holding Corp.	64,864	2,176,187
Schnitzer Steel Industries, Inc., Class A	260	7,017
TimkenSteel Corp. *	40,991	714,883
Tronox Holdings plc, Class A	84,904	1,018,848
Valhi, Inc.	26,078	712,451
		14,007,345

Media & Entertainment 2.1%
Cargurus, Inc. *	30,336	441,692
Cars.com, Inc. *	141,524	1,964,353
Entravision Communications Corp., Class A	227,618	1,065,252
Gaia, Inc. *	84,982	198,858
Gannett Co., Inc. *	148,450	215,253
iHeartMedia, Inc., Class A *	97,406	806,522
Outbrain, Inc. *	72,000	308,160
Shutterstock, Inc.	29,062	1,453,972
Yelp, Inc. *	87,001	3,341,708

47
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ziff Davis, Inc. *	20,224	1,565,135
		11,360,905

Pharmaceuticals, Biotechnology & Life Sciences 11.1%
2seventy bio, Inc. *	39,172	622,051
ACADIA Pharmaceuticals, Inc. *	80,050	1,283,202
Agios Pharmaceuticals, Inc. *	22,874	629,950
Alkermes plc *	157,317	3,571,096
Amicus Therapeutics, Inc. *	152,254	1,522,540
Amneal Pharmaceuticals, Inc. *	447,489	984,476
Amphastar Pharmaceuticals, Inc. *	35,764	1,105,108
Arrowhead Pharmaceuticals, Inc. *	32,572	1,133,831
Beam Therapeutics, Inc. *	12,397	546,212
BioCryst Pharmaceuticals, Inc. *	37,920	506,232
C4 Therapeutics, Inc. *	40,507	389,677
CareDx, Inc. *	31,127	619,739
Catalyst Pharmaceuticals, Inc. *	160,588	2,227,356
Chinook Therapeutics, Inc. *	42,118	916,067
Codexis, Inc. *	145,726	818,980
Corcept Therapeutics, Inc. *	88,465	2,530,099
Cytokinetics, Inc. *	6,500	283,790
Denali Therapeutics, Inc. *	22,087	633,455
Dynavax Technologies Corp. *	58,385	668,508
Dyne Therapeutics, Inc. *	25,035	285,399
Eagle Pharmaceuticals, Inc. *	15,172	477,463
Emergent BioSolutions, Inc. *	38,740	808,116
FibroGen, Inc. *	20,833	339,161
Halozyme Therapeutics, Inc. *	31,584	1,510,031
Harmony Biosciences Holdings, Inc. *	10,880	565,760
Harrow Health, Inc. *	108,046	1,299,793
Harvard Bioscience, Inc. *	182,521	490,982
Horizon Therapeutics plc *	32,557	2,028,952
ImmunoGen, Inc. *	46,972	279,014
Inhibrx, Inc. *	19,120	615,282
Intercept Pharmaceuticals, Inc. *	96,998	1,345,362
Ironwood Pharmaceuticals, Inc. *	75,889	830,226
Jounce Therapeutics, Inc. *	133,701	291,468
Karuna Therapeutics, Inc. *	5,315	1,165,792
Kiniksa Pharmaceuticals Ltd., Class A *	125,336	1,431,337
Kymera Therapeutics, Inc. *	11,109	337,047
Ligand Pharmaceuticals, Inc. *	14,524	1,273,029
Medpace Holdings, Inc. *	25,005	5,550,610
MiMedx Group, Inc. *	91,031	269,452
NeoGenomics, Inc. *	26,010	197,806
NGM Biopharmaceuticals, Inc. *	39,957	213,370
Nkarta, Inc. *	9,968	125,696
Nurix Therapeutics, Inc. *	50,141	638,295
Organogenesis Holdings, Inc. *	265,465	870,725
Phibro Animal Health Corp., Class A	112,016	1,645,515
Prestige Consumer Healthcare, Inc. *	39,968	2,177,457
Prothena Corp. plc *	19,242	1,182,228
PTC Therapeutics, Inc. *	30,085	1,137,815
Repligen Corp. *	2,446	446,371
Rigel Pharmaceuticals, Inc. *	407,364	296,805
Syneos Health, Inc. *	48,296	2,433,152
Theravance Biopharma, Inc. *	73,922	737,002
Travere Therapeutics, Inc. *	50,236	1,089,116
Vanda Pharmaceuticals, Inc. *	196,999	2,062,580
Veracyte, Inc. *	31,001	623,430
Vericel Corp. *	18,406	494,753
Vir Biotechnology, Inc. *	36,407	800,226
Xencor, Inc. *	34,439	964,292
		60,323,279

SECURITY	NUMBER OF SHARES	VALUE ($)
Real Estate 7.0%
Apple Hospitality REIT, Inc.	393,403	6,735,059
Armada Hoffler Properties, Inc.	222,938	2,606,145
BRT Apartments Corp.	104,014	2,304,950
CareTrust REIT, Inc.	38,134	712,343
EastGroup Properties, Inc.	26,644	4,174,848
eXp World Holdings, Inc.	63,942	844,674
Global Medical REIT, Inc.	57,377	524,426
National Storage Affiliates Trust	72,860	3,108,208
Paramount Group, Inc.	502,627	3,251,997
Piedmont Office Realty Trust, Inc., Class A	377,224	3,941,991
PotlatchDeltic Corp.	28,440	1,265,296
RPT Realty	107,553	1,000,243
Sabra Health Care REIT, Inc.	65,306	892,080
SITE Centers Corp.	172,722	2,138,298
The Necessity Retail REIT, Inc.	488,060	3,338,330
Uniti Group, Inc.	115,959	899,842
		37,738,730

Retailing 2.4%
AutoNation, Inc. *	9,105	967,953
Caleres, Inc.	52,750	1,441,658
Duluth Holdings, Inc., Class B *	119,269	1,037,640
Group 1 Automotive, Inc.	12,089	2,091,397
Macy's, Inc.	182,154	3,797,911
Revolve Group, Inc. *	22,446	538,704
Signet Jewelers Ltd.	14,784	964,508
The Buckle, Inc.	19,762	777,239
The Children's Place, Inc. *	35,151	1,422,912
		13,039,922

Semiconductors & Semiconductor Equipment 2.9%
Ambarella, Inc. *	11,827	647,292
Amkor Technology, Inc.	38,926	809,271
Axcelis Technologies, Inc. *	52,597	3,050,626
Diodes, Inc. *	18,066	1,294,790
Lattice Semiconductor Corp. *	117,988	5,723,598
MaxLinear, Inc. *	41,976	1,296,219
Semtech Corp. *	53,218	1,473,606
Synaptics, Inc. *	17,031	1,508,947
		15,804,349

Software & Services 7.7%
8x8, Inc. *	110,988	469,479
A10 Networks, Inc.	162,526	2,730,437
Agilysys, Inc. *	38,914	2,497,111
American Software, Inc., Class A	9,898	169,553
Box, Inc., Class A *	151,386	4,397,763
CommVault Systems, Inc. *	76,423	4,653,397
CoreCard Corp. *	25,317	620,267
Domo, Inc., Class B *	65,005	1,148,638
eGain Corp. *	193,849	1,560,484
EngageSmart, Inc. *	26,596	522,345
EVERTEC, Inc.	35,373	1,266,707
ExlService Holdings, Inc. *	16,836	3,061,627
LiveRamp Holdings, Inc. *	8,203	150,607
Model N, Inc. *	31,812	1,208,856
Progress Software Corp.	18,295	933,594
Qualys, Inc. *	45,840	6,534,950
Sprout Social, Inc., Class A *	38,659	2,332,297
Tenable Holdings, Inc. *	16,251	660,441
The Hackett Group, Inc.	105,303	2,299,818
Unisys Corp. *	105,652	898,042
Verra Mobility Corp. *	76,334	1,303,021

48
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Workiva, Inc. *	27,481	2,138,297
Zuora, Inc., Class A *	63,916	491,514
		42,049,245

Technology Hardware & Equipment 3.8%
Avid Technology, Inc. *	80,856	2,222,731
Belden, Inc.	31,827	2,216,114
Calix, Inc. *	3,678	270,848
Cambium Networks Corp. *	36,173	699,947
Casa Systems, Inc. *	179,731	566,153
CommScope Holding Co., Inc. *	103,478	1,370,049
Extreme Networks, Inc. *	241,441	4,331,451
Fabrinet *	12,842	1,469,125
Super Micro Computer, Inc. *	22,120	1,539,331
Vishay Intertechnology, Inc.	293,538	6,137,880
		20,823,629

Telecommunication Services 1.4%
Cogent Communications Holdings, Inc.	16,173	849,244
Iridium Communications, Inc. *	67,554	3,481,058
Liberty Latin America Ltd., Class A *	353,075	2,746,923
Ooma, Inc. *	32,459	526,810
		7,604,035

Transportation 1.2%
ArcBest Corp.	10,697	849,663
Forward Air Corp.	31,808	3,367,513
SECURITY	NUMBER OF SHARES	VALUE ($)
Hub Group, Inc., Class A *	1,336	103,674
Matson, Inc.	21,713	1,597,642
Radiant Logistics, Inc. *	69,136	419,655
		6,338,147

Utilities 2.0%
Chesapeake Utilities Corp.	4,243	527,744
Clearway Energy, Inc., Class A	97,753	3,160,354
Consolidated Water Co., Ltd.	35,962	660,262
Genie Energy Ltd., Class B	99,801	975,056
Otter Tail Corp.	63,730	4,296,677
Via Renewables, Inc.	192,739	1,347,246
		10,967,339
Total Common Stocks (Cost $520,280,153)		537,707,021
Total Investments in Securities (Cost $520,280,153)		537,707,021

*	Non-income producing security.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$537,707,021	$—	$—	$537,707,021
Total	$537,707,021	$—	$—	$537,707,021

[1]	As categorized in the Portfolio Holdings.
49
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $520,280,153)		$537,707,021
Cash		14,734,558
Deposit with broker for futures contracts		720,005
Receivables:
Fund shares sold		250,583
Dividends		70,610
Income from securities on loan		316
Prepaid expenses	+	12,280
Total assets		553,495,373
Liabilities
Payables:
Fund shares redeemed		10,133,410
Investment adviser and administrator fees		335,711
Investments bought		207,452
Shareholder service fees		102,763
Independent trustees’ fees		40
Accrued expenses	+	115,653
Total liabilities		10,895,029
Net assets		$542,600,344
Net Assets by Source
Capital received from investors		$478,067,479
Total distributable earnings	+	64,532,865
Net assets		$542,600,344

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$542,600,344		28,651,758		$18.94

50
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $18,223)		$7,181,711
Interest received from securities - unaffiliated		60,972
Securities on loan, net	+	19,952
Total investment income		7,262,635
Expenses
Investment adviser and administrator fees		4,823,124
Shareholder service fees		1,464,356
Portfolio accounting fees		57,787
Professional fees		34,916
Registration fees		28,240
Proxy fees[1]		27,583
Shareholder reports		26,876
Custodian fees		26,131
Independent trustees’ fees		8,407
Transfer agent fees		2,899
Other expenses	+	10,115
Total expenses		6,510,434
Expense reduction	–	2,899
Net expenses	–	6,507,535
Net investment income		755,100
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		48,206,692
Net realized losses on futures contracts	+	(1,094,071)
Net realized gains		47,112,621
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(116,646,799)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(87,707)
Net change in unrealized appreciation (depreciation)	+	(116,734,506)
Net realized and unrealized losses		(69,621,885)
Decrease in net assets resulting from operations		($68,866,785)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
51
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$755,100	$674,136
Net realized gains		47,112,621	163,410,747
Net change in unrealized appreciation (depreciation)	+	(116,734,506)	107,558,534
Increase (decrease) in net assets resulting from operations		($68,866,785)	$271,643,417
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($73,439,993)	($1,114,839)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,182,967	$45,773,419	2,049,026	$42,785,760
Shares reinvested		2,701,118	55,345,927	44,417	820,369
Shares redeemed	+	(4,395,790)	(85,701,441)	(6,658,460)	(136,123,410)
Net transactions in fund shares		488,295	$15,417,905	(4,565,017)	($92,517,281)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,163,463	$669,489,217	32,728,480	$491,477,920
Total increase (decrease)	+	488,295	(126,888,873)	(4,565,017)	178,011,297
End of period		28,651,758	$542,600,344	28,163,463	$669,489,217
52
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$30.58	$26.27	$25.08	$25.85	$25.44
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.21	0.26	0.26	0.23
Net realized and unrealized gains (losses)	(1.13)	7.09	2.11	1.27	1.96
Total from investment operations	(0.93)	7.30	2.37	1.53	2.19
Less distributions:
Distributions from net investment income	(0.23)	(0.23)	(0.29)	(0.24)	(0.24)
Distributions from net realized gains	(3.34)	(2.76)	(0.89)	(2.06)	(1.54)
Total distributions	(3.57)	(2.99)	(1.18)	(2.30)	(1.78)
Net asset value at end of period	$26.08	$30.58	$26.27	$25.08	$25.85
Total return	(3.82%)	30.02%	9.57%	6.51%	9.13%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.80% [2]	0.80%	0.80%	0.80%	0.80%
Gross operating expenses	0.80% [2]	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	0.76%	0.76%	1.01%	1.05%	0.91%
Portfolio turnover rate	59%	70%	73%	45%	45%
Net assets, end of period (x 1,000)	$829,028	$901,637	$745,705	$778,753	$825,769

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
53
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Australia 0.3%
Ansell Ltd.	151,541	2,735,784

Denmark 2.5%
Genmab A/S *	2,297	884,822
Novo Nordisk A/S, Class B	178,806	19,441,800
		20,326,622

France 2.3%
EssilorLuxottica S.A.	10,206	1,613,856
Ipsen S.A.	54,470	5,597,762
Sanofi	137,712	11,851,191
		19,062,809

Germany 0.3%
Bayer AG	42,629	2,241,477

Hong Kong 0.4%
CSPC Pharmaceutical Group Ltd.	3,632,000	3,730,650

Ireland 2.1%
Medtronic plc	197,227	17,225,806

Japan 3.7%
Astellas Pharma, Inc.	189,600	2,616,135
Chugai Pharmaceutical Co., Ltd.	137,300	3,181,496
Daiichi Sankyo Co., Ltd.	100,000	3,201,076
Eisai Co., Ltd.	22,000	1,326,669
Hoya Corp.	91,800	8,533,851
JEOL Ltd.	29,000	1,061,202
Kyowa Kirin Co., Ltd.	36,000	847,861
Nihon Kohden Corp.	85,700	1,919,005
Olympus Corp.	72,900	1,537,059
Ono Pharmaceutical Co., Ltd.	280,400	6,598,807
		30,823,161

Switzerland 5.5%
Lonza Group AG	12,762	6,569,672
Novartis AG	158,884	12,852,240
Roche Holding AG	57,464	19,066,447
Sonova Holding AG	30,701	7,256,600
		45,744,959

United Kingdom 3.3%
AstraZeneca plc	147,669	17,326,316
GSK plc	619,632	10,150,238
		27,476,554

SECURITY	NUMBER OF SHARES	VALUE ($)
United States 79.2%
Abbott Laboratories	295,112	29,198,381
AbbVie, Inc.	104,205	15,255,612
Agilent Technologies, Inc.	110,469	15,283,386
Amgen, Inc.	73,265	19,807,193
AMN Healthcare Services, Inc. *	6,906	866,703
Avanos Medical, Inc. *	118,742	2,630,135
Axonics, Inc. *	19,800	1,448,172
BioMarin Pharmaceutical, Inc. *	53,423	4,628,035
Bio-Techne Corp.	20,178	5,977,934
Bristol-Myers Squibb Co.	421,465	32,650,894
Catalyst Pharmaceuticals, Inc. *	364,830	5,060,192
Cigna Corp.	56,278	18,181,171
CVS Health Corp.	245,493	23,248,187
Danaher Corp.	107,240	26,989,091
Edwards Lifesciences Corp. *	9,205	666,718
Elanco Animal Health, Inc. *	93,844	1,237,802
Elevance Health, Inc.	32,134	17,569,907
Eli Lilly & Co.	88,884	32,184,008
Exelixis, Inc. *	222,178	3,683,711
Gilead Sciences, Inc.	301,607	23,664,085
Halozyme Therapeutics, Inc. *	174,247	8,330,749
Harmony Biosciences Holdings, Inc. *	8,478	440,856
Hologic, Inc. *	84,520	5,730,456
Horizon Therapeutics plc *	45,644	2,844,534
Humana, Inc.	10,857	6,059,075
Integra LifeSciences Holdings Corp. *	35,979	1,807,945
Intuitive Surgical, Inc. *	36,759	9,059,991
IQVIA Holdings, Inc. *	59,038	12,378,497
Jazz Pharmaceuticals plc *	13,255	1,905,936
Johnson & Johnson	241,917	42,086,301
Laboratory Corp. of America Holdings	13,434	2,980,467
Lantheus Holdings, Inc. *	14,993	1,109,332
McKesson Corp.	14,150	5,509,586
Medpace Holdings, Inc. *	15,000	3,329,700
Merck & Co., Inc.	390,307	39,499,068
Mettler-Toledo International, Inc. *	9,751	12,334,332
Moderna, Inc. *	90,338	13,580,512
Molina Healthcare, Inc. *	18,418	6,609,484
NuVasive, Inc. *	97,199	4,289,392
Pfizer, Inc.	542,651	25,260,404
Prestige Consumer Healthcare, Inc. *	105,946	5,771,938
QIAGEN N.V. *	31,352	1,365,693
Quest Diagnostics, Inc.	23,885	3,431,080
Regeneron Pharmaceuticals, Inc. *	14,980	11,216,275
ResMed, Inc.	7,304	1,633,832
STERIS plc	7,001	1,208,233
Tenet Healthcare Corp. *	13,425	595,533
Thermo Fisher Scientific, Inc.	35,421	18,205,331
United Therapeutics Corp. *	18,983	4,376,151
UnitedHealth Group, Inc.	101,293	56,232,809
Veracyte, Inc. *	89,093	1,791,660
Vertex Pharmaceuticals, Inc. *	72,451	22,604,712
Vir Biotechnology, Inc. *	129,400	2,844,212
Waters Corp. *	37,131	11,108,481
Zimmer Biomet Holdings, Inc.	109,212	12,379,180

54
Schwab Active Equity Funds  |  Annual Report
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Schwab Health Care Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zoetis, Inc.	108,276	16,325,855
		656,468,909
Total Common Stocks (Cost $559,065,545)		825,836,731
Total Investments in Securities (Cost $559,065,545)		825,836,731

*	Non-income producing security.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$673,694,715	$—	$—	$673,694,715
Australia	—	2,735,784	—	2,735,784
Denmark	—	20,326,622	—	20,326,622
France	—	19,062,809	—	19,062,809
Germany	—	2,241,477	—	2,241,477
Hong Kong	—	3,730,650	—	3,730,650
Japan	—	30,823,161	—	30,823,161
Switzerland	—	45,744,959	—	45,744,959
United Kingdom	—	27,476,554	—	27,476,554
Total	$673,694,715	$152,142,016	$—	$825,836,731

[1]	As categorized in the Portfolio Holdings.
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Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $559,065,545)		$825,836,731
Cash		1,897,669
Receivables:
Dividends		900,757
Foreign tax reclaims		889,393
Fund shares sold		848,665
Interest		977
Prepaid expenses	+	14,362
Total assets		830,388,554
Liabilities
Payables:
Fund shares redeemed		687,529
Investment adviser and administrator fees		332,232
Shareholder service fees		151,511
Due to sub-custodian		12,359
Independent trustees’ fees		43
Accrued expenses	+	176,818
Total liabilities		1,360,492
Net assets		$829,028,062
Net Assets by Source
Capital received from investors		$529,862,905
Total distributable earnings	+	299,165,157
Net assets		$829,028,062

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$829,028,062		31,782,891		$26.08

56
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Schwab Health Care Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $353,130)		$13,251,924
Interest received from securities - unaffiliated	+	9,004
Total investment income		13,260,928
Expenses
Investment adviser and administrator fees		4,489,115
Shareholder service fees		1,994,351
Portfolio accounting fees		99,353
Custodian fees		51,237
Shareholder reports		50,392
Proxy fees[1]		38,730
Registration fees		37,482
Professional fees		33,222
Independent trustees’ fees		9,058
Transfer agent fees		7,984
Other expenses	+	15,815
Total expenses		6,826,739
Expense reduction	–	7,984
Net expenses	–	6,818,755
Net investment income		6,442,173
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		27,132,567
Net realized losses on foreign currency transactions	+	(2,417)
Net realized gains		27,130,150
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(67,488,611)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(117,591)
Net change in unrealized appreciation (depreciation)	+	(67,606,202)
Net realized and unrealized losses		(40,476,052)
Decrease in net assets resulting from operations		($34,033,879)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$6,442,173	$6,385,761
Net realized gains		27,130,150	98,827,356
Net change in unrealized appreciation (depreciation)	+	(67,606,202)	109,531,575
Increase (decrease) in net assets resulting from operations		($34,033,879)	$214,744,692
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($104,700,574)	($84,424,068)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,461,080	$66,220,931	2,830,876	$80,007,562
Shares reinvested		3,264,406	91,174,878	2,869,075	73,390,942
Shares redeemed	+	(3,426,455)	(91,270,455)	(4,601,633)	(127,787,260)
Net transactions in fund shares		2,299,031	$66,125,354	1,098,318	$25,611,244
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,483,860	$901,637,161	28,385,542	$745,705,293
Total increase (decrease)	+	2,299,031	(72,609,099)	1,098,318	155,931,868
End of period		31,782,891	$829,028,062	29,483,860	$901,637,161
58
Schwab Active Equity Funds  |  Annual Report
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Schwab International Core Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$11.55	$9.11	$10.04	$9.64	$11.27
Income (loss) from investment operations:
Net investment income (loss)[1]	0.34	0.21	0.14	0.24	0.24
Net realized and unrealized gains (losses)	(2.86)	2.34	(0.71)	0.41	(1.58)
Total from investment operations	(2.52)	2.55	(0.57)	0.65	(1.34)
Less distributions:
Distributions from net investment income	(0.32)	(0.11)	(0.36)	(0.25)	(0.26)
Distributions from net realized gains	—	—	—	—	(0.03)
Total distributions	(0.32)	(0.11)	(0.36)	(0.25)	(0.29)
Net asset value at end of period	$8.71	$11.55	$9.11	$10.04	$9.64
Total return	(22.40%)	28.12%	(6.01%)	7.08%	(12.18%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86% [2]	0.86%	0.86%	0.86%	0.86%
Gross operating expenses	0.89% [2]	0.86%	0.88%	0.87%	0.89%
Net investment income (loss)	3.40%	1.93%	1.51%	2.44%	2.22%
Portfolio turnover rate	94%	103%	97%	91%	98%
Net assets, end of period (x 1,000)	$507,380	$692,619	$664,487	$975,511	$1,166,280

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.4% OF NET ASSETS

Australia 7.3%
Aristocrat Leisure Ltd.	195,174	4,632,638
Australia & New Zealand Banking Group Ltd.	308,667	5,057,119
BHP Group Ltd.	264,228	6,346,810
Commonwealth Bank of Australia	38,688	2,593,905
Fortescue Metals Group Ltd.	103,861	978,475
Genworth Mortgage Insurance Australia Ltd.	321,522	558,112
JB Hi-Fi Ltd.	60,314	1,653,324
Origin Energy Ltd.	346,914	1,239,377
QBE Insurance Group Ltd.	176,098	1,379,721
Rio Tinto Ltd.	78,202	4,437,932
Sonic Healthcare Ltd.	147,750	3,093,218
South32 Ltd.	1,131,324	2,595,560
Suncorp Group Ltd.	316,867	2,317,885
		36,884,076

Austria 0.6%
Erste Group Bank AG	33,073	815,082
Wienerberger AG	99,268	2,269,148
		3,084,230

Brazil 0.1%
JBS S.A.	136,300	658,610

Canada 1.9%
Cenovus Energy, Inc.	108,000	2,183,228
CGI, Inc. *	38,509	3,101,977
Loblaw Cos., Ltd.	37,160	3,044,591
Suncor Energy, Inc.	45,200	1,554,719
		9,884,515

Denmark 4.1%
AP Moller - Maersk A/S, Class B	834	1,742,369
Carlsberg A/S, Class B	17,452	2,054,896
Novo Nordisk A/S, Class B	154,198	16,766,141
		20,563,406

Finland 0.2%
Sampo Oyj, A Shares	19,928	911,262

France 14.6%
Air Liquide S.A.	19,938	2,608,163
BNP Paribas S.A.	35,323	1,656,432
Capgemini SE	17,943	2,940,691
Cie de Saint-Gobain	118,432	4,841,610
Credit Agricole S.A.	75,415	684,290
Dassault Aviation S.A.	34,141	5,070,564
SECURITY	NUMBER OF SHARES	VALUE ($)
Eiffage S.A.	61,687	5,577,848
Engie S.A.	476,133	6,186,564
Hermes International	1,212	1,568,795
Ipsen S.A.	6,510	669,018
L'Oreal S.A.	19,511	6,126,535
LVMH Moet Hennessy Louis Vuitton SE	23,682	14,943,214
Pernod-Ricard S.A.	21,211	3,722,767
Sanofi	24,076	2,071,927
Societe Generale S.A.	111,673	2,561,446
Thales S.A.	28,605	3,637,981
TotalEnergies SE	167,289	9,126,176
		73,994,021

Germany 6.1%
Bayer AG	22,689	1,193,011
Bayerische Motoren Werke AG	42,033	3,299,249
Deutsche Post AG	57,879	2,046,010
Deutsche Telekom AG	565,352	10,671,293
Hugo Boss AG	52,088	2,399,035
Mercedes-Benz Group AG	73,492	4,253,831
Merck KGaA	17,342	2,826,139
RWE AG	114,374	4,402,843
		31,091,411

Greece 0.6%
Hellenic Telecommunications Organization S.A.	204,286	3,208,218

Hong Kong 0.8%
CK Asset Holdings Ltd.	524,000	2,896,969
CK Infrastructure Holdings Ltd.	101,000	479,823
Sino Land Co., Ltd.	460,000	491,195
		3,867,987

Italy 1.6%
Assicurazioni Generali S.p.A.	61,244	919,095
Eni S.p.A.	351,371	4,614,807
UniCredit S.p.A.	187,662	2,327,246
		7,861,148

Japan 19.9%
Advantest Corp.	29,000	1,526,606
Bandai Namco Holdings, Inc.	29,000	1,916,983
Central Glass Co., Ltd.	88,000	2,077,912
Dai-ichi Life Holdings, Inc.	220,000	3,494,204
DMG Mori Co., Ltd.	248,000	2,870,010
Electric Power Development Co., Ltd.	76,000	1,056,985
Fujikura Ltd.	208,800	1,236,300
Hokkaido Electric Power Co., Inc.	159,300	484,746
Honda Motor Co., Ltd.	70,000	1,596,173
Hoya Corp.	52,003	4,834,268
Inpex Corp.	267,000	2,694,670
Invincible Investment Corp.	5,460	1,713,967

60
Schwab Active Equity Funds  |  Annual Report
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Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Japan Post Holdings Co., Ltd.	777,300	5,227,013
Japan Tobacco, Inc.	382,782	6,410,614
KDDI Corp.	137,200	4,055,216
Keyence Corp.	12,900	4,864,139
Lawson, Inc.	21,100	674,082
Marubeni Corp.	241,000	2,109,693
Meitec Corp.	160,500	2,703,428
NGK Spark Plug Co., Ltd.	114,000	2,079,822
Nikon Corp.	197,000	1,905,213
Nintendo Co., Ltd.	74,000	3,004,333
Nippon Building Fund, Inc.	799	3,551,749
Nippon Gas Co., Ltd.	130,700	1,898,679
Ono Pharmaceutical Co., Ltd.	83,500	1,965,051
ORIX Corp.	399,700	5,870,670
Recruit Holdings Co., Ltd.	111,200	3,421,754
Sankyu, Inc.	114,200	3,405,067
SCREEN Holdings Co., Ltd.	45,900	2,519,309
Seino Holdings Co., Ltd.	282,000	2,166,834
Senko Group Holdings Co., Ltd.	168,000	1,122,224
Shimamura Co., Ltd.	14,400	1,164,490
Shin-Etsu Chemical Co., Ltd.	41,700	4,333,878
Sumitomo Forestry Co., Ltd.	102,000	1,595,644
Suntory Beverage & Food Ltd.	76,500	2,559,436
Takeda Pharmaceutical Co., Ltd.	78,500	2,073,106
Tokyotokeiba Co., Ltd.	44,800	1,247,287
Tokyu REIT, Inc.	1,601	2,280,371
Toyota Motor Corp.	101,800	1,412,434
		101,124,360

Netherlands 5.4%
ASML Holding N.V.	16,157	7,579,032
Koninklijke Ahold Delhaize N.V.	283,787	7,914,327
OCI N.V.	121,433	4,644,556
Stellantis N.V.	148,492	2,003,390
Wolters Kluwer N.V.	49,762	5,287,636
		27,428,941

Norway 1.8%
DNO A.S.A.	1,660,442	2,159,792
Equinor A.S.A.	197,347	7,190,085
		9,349,877

Republic of Korea 1.8%
Kia Corp.	52,747	2,451,195
Samsung Electro-Mechanics Co., Ltd.	6,004	508,488
Samsung Electronics Co., Ltd.	112,168	4,668,412
Samsung SDI Co., Ltd.	3,254	1,678,787
		9,306,882

Singapore 0.6%
Jardine Cycle & Carriage Ltd.	145,500	3,056,032

Spain 2.5%
Banco Santander S.A. (a)	1,956,502	5,074,140
Iberdrola S.A.	506,451	5,150,239
Repsol S.A.	169,613	2,307,494
		12,531,873

Sweden 1.3%
Atlas Copco AB, A Shares	110,418	1,178,519
Nordea Bank Abp	488,290	4,664,398
SECURITY	NUMBER OF SHARES	VALUE ($)
Telefonaktiebolaget LM Ericsson, B Shares	126,417	702,796
		6,545,713

Switzerland 10.1%
Cie Financiere Richemont S.A., Class A	49,500	4,837,809
Mobilezone Holding AG	37,011	586,982
Nestle S.A.	106,712	11,616,540
Novartis AG	122,819	9,934,916
Roche Holding AG	48,873	16,215,970
Sonova Holding AG	5,961	1,408,964
UBS Group AG	432,276	6,853,369
		51,454,550

Taiwan 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	176,000	2,115,908

United Kingdom 15.7%
Airtel Africa plc	1,296,071	1,677,640
Anglo American plc	114,396	3,426,641
AstraZeneca plc	64,895	7,614,268
BAE Systems plc	645,680	6,039,409
Centrica plc	5,648,329	4,963,249
Diageo plc	229,839	9,458,441
Glencore plc	252,972	1,450,306
GSK plc	307,590	5,038,656
Howden Joinery Group plc	292,851	1,725,066
HSBC Holdings plc	1,381,205	7,088,412
Imperial Brands plc	267,305	6,511,301
Investec plc	921,614	4,618,846
Land Securities Group plc	194,625	1,272,630
Legal & General Group plc	996,297	2,665,353
Man Group plc	1,472,933	3,664,078
Plus500 Ltd.	55,752	1,154,051
Reckitt Benckiser Group plc	48,920	3,246,525
RELX plc	18,767	504,091
Rio Tinto plc	31,784	1,661,083
Shell plc	122,004	3,379,704
Unilever plc	49,748	2,261,262
		79,421,012
Total Common Stocks (Cost $512,004,437)		494,344,032

61
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Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 3.5% OF NET ASSETS

Money Market Funds 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (b)	12,946,847	12,946,847
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (b)(c)	4,656,400	4,656,400
		17,603,247
Total Short-Term Investments (Cost $17,603,247)		17,603,247
Total Investments in Securities (Cost $529,607,684)		511,947,279

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $4,312,951.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$404,379,895	$—	$404,379,895
Brazil	658,610	—	—	658,610
Canada	9,884,515	—	—	9,884,515
United Kingdom	1,154,051	78,266,961	—	79,421,012
Short-Term Investments[1]	17,603,247	—	—	17,603,247
Total	$29,300,423	$482,646,856	$—	$511,947,279

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
62
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Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $529,607,684) including securities on loan of $4,312,951		$511,947,279
Foreign currency, at value (cost $544,231)		543,425
Deposit with broker for futures contracts		830,882
Receivables:
Foreign tax reclaims		1,096,772
Dividends		1,042,624
Investments sold		287,934
Fund shares sold		243,400
Income from securities on loan		3,448
Prepaid expenses	+	12,762
Total assets		516,008,526
Liabilities
Collateral held for securities on loan		4,656,400
Payables:
Fund shares redeemed		2,933,697
Investments bought		490,615
Investment adviser and administrator fees		217,894
Shareholder service fees		94,842
Independent trustees’ fees		39
Accrued expenses	+	234,992
Total liabilities		8,628,479
Net assets		$507,380,047
Net Assets by Source
Capital received from investors		$618,882,093
Total distributable loss	+	(111,502,046)
Net assets		$507,380,047

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$507,380,047		58,267,915		$8.71

63
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Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,344,443)		$25,628,161
Interest received from securities - unaffiliated (net of foreign withholding tax of $4)		163,645
Securities on loan, net	+	111,106
Total investment income		25,902,912
Expenses
Investment adviser and administrator fees		3,525,060
Shareholder service fees		1,501,221
Portfolio accounting fees		97,400
Custodian fees		94,011
Professional fees		47,631 [1]
Shareholder reports		31,057
Proxy fees[2]		28,666
Registration fees		27,326
Transfer agent fees		14,996
Independent trustees’ fees		8,446
Other expenses	+	14,237
Total expenses		5,390,051
Expense reduction	–	133,495 [1]
Net expenses	–	5,256,556
Net investment income		20,646,356
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(33,748,621)
Net realized losses on futures contracts		(212,919)
Net realized losses on foreign currency transactions	+	(772,637)
Net realized losses		(34,734,177)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(139,410,764)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(155,194)
Net change in unrealized appreciation (depreciation)	+	(139,565,958)
Net realized and unrealized losses		(174,300,135)
Decrease in net assets resulting from operations		($153,653,779)

[1]	Includes professional fees of $8,059 associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d) and 4 for additional information).
[2]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
64
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Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$20,646,356	$13,811,857
Net realized gains (losses)		(34,734,177)	108,593,613
Net change in unrealized appreciation (depreciation)	+	(139,565,958)	55,427,976
Increase (decrease) in net assets resulting from operations		($153,653,779)	$177,833,446
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($19,624,124)	($7,674,015)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,796,290	$80,239,327	4,866,510	$53,723,390
Shares reinvested		1,446,960	16,191,478	602,440	6,235,261
Shares redeemed	+	(10,921,575)	(108,391,973)	(18,494,429)	(201,985,524)
Net transactions in fund shares		(1,678,325)	($11,961,168)	(13,025,479)	($142,026,873)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,946,240	$692,619,118	72,971,719	$664,486,560
Total increase (decrease)	+	(1,678,325)	(185,239,071)	(13,025,479)	28,132,558
End of period		58,267,915	$507,380,047	59,946,240	$692,619,118
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See financial notes

Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Core Equity Fund	Schwab Target 2045 Fund
Schwab Dividend Equity Fund	Schwab Target 2050 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2055 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2060 Fund
Schwab Health Care Fund	Schwab Target 2065 Fund
Schwab International Core Equity Fund	Schwab Fundamental US Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Schwab International Opportunities Fund	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund - Income Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of a fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of a fund’s shares and seeks to help ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits were accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked to-market gains (as well as any gains realized on sale).
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2022, Schwab International Core Equity Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2022, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Cash Management Transactions: Effective May 23, 2022 Brown Brothers Harriman & Co. (BBH) was replaced by Citibank, N.A as custodian of the funds, except for Schwab Core Equity Fund and Schwab International Core Equity Fund. The funds no longer subscribe to the BBH Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep was an investment product that automatically swept the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, was subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds assumed the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed. The funds terminated the CMS Sweep program and cash was returned to the funds prior to terminating services with BBH.
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds, except for Schwab Core Equity Fund and Schwab International Core Equity Fund.
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Schwab Dividend Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in each fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Core Equity Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly distributions. The funds make distributions from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2022, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
In October 2022, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
semiannual basis on Form N-CSR. The rule and form amendments will be effective on January 24, 2023 and the compliance date will be July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Dividend Paying Stock Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. The principal type of derivative used by a fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that
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Schwab Active Equity Funds
Financial Notes (continued)

3. Risk Factors (continued):
a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund’s investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market, and GDRs in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Portfolio Turnover Risk. The funds buy and sell portfolio securities actively. This may cause a fund’s portfolio turnover rate and transaction costs to rise, which may lower a fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to the Investment Advisory and Administration Agreement between the investment adviser and the trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% OF AVERAGE DAILY NET ASSETS	SCHWAB CORE EQUITY FUND	SCHWAB DIVIDEND EQUITY FUND	SCHWAB LARGE-CAP GROWTH FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
Flat rate	0.47%	0.62%	0.72%	0.81%	0.58%

% OF AVERAGE DAILY NET ASSETS	SCHWAB HEALTH CARE FUND
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
For the period ended October 31, 2022, the aggregate advisory fee paid to the investment adviser by the Schwab Health Care Fund was 0.53%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser (together, service providers), of certain shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have made an additional agreement with the funds, for so long as the investment adviser serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The below expense limitation also excludes paying acquired fund fees and expenses, which are indirect expenses incurred by the funds through their investments in underlying funds. The expense limitation as a percentage of average daily net assets is as follows:
SCHWAB CORE EQUITY FUND	SCHWAB DIVIDEND EQUITY FUND	SCHWAB LARGE-CAP GROWTH FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB HEALTH CARE FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
0.75%	0.89%	0.99%	1.12%	0.82%	0.86%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to the Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2022, as applicable:
	UNDERLYING FUNDS
	SCHWAB CORE EQUITY FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
Schwab Balanced Fund	13.3%	10.2%	—%
Schwab Target 2010 Fund	0.1%	0.1%	0.3%
Schwab Target 2015 Fund	0.1%	0.2%	0.5%
Schwab Target 2020 Fund	0.7%	1.1%	3.4%
Schwab Target 2025 Fund	1.1%	2.0%	5.7%
Schwab Target 2030 Fund	2.6%	5.0%	12.9%
Schwab Target 2035 Fund	1.5%	3.6%	7.8%
Schwab Target 2040 Fund	3.3%	8.0%	16.4%
Schwab Target 2045 Fund	0.7%	2.1%	3.7%
Schwab Target 2050 Fund	0.7%	2.2%	4.0%
Schwab Target 2055 Fund	0.5%	1.5%	2.8%
Schwab Target 2060 Fund	0.2%	0.4%	0.8%
Schwab Target 2065 Fund	0.0%*	0.1%	0.1%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees on behalf of the Schwab International Core Equity Fund, subject to reimbursement to the extent the fund is able to successfully recover taxes withheld in the future.
For the period ended October 31, 2022, the professional fees incurred by the Schwab International Core Equity Fund and paid by the investment adviser were $8,059, as shown as Professional fees in the Statement of Operations.
For the period ended October 31, 2022, the Schwab International Core Equity Fund recovered previously withheld foreign taxes from France. The payments received by Schwab International Core Equity Fund amounted to $2,081,405, which includes $193,735 of interest income, and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amount of $5,978 and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. This amount has been reimbursed to the investment adviser by the Schwab International Core Equity Fund.
As of October 31, 2022, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab International Core Equity Fund to the investment adviser was $2,258.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab Core Equity Fund	$—	$—	$—
Schwab Dividend Equity Fund	—	897,419	(215,231)
Schwab Large-Cap Growth Fund	—	—	—
Schwab Small-Cap Equity Fund	—	44,900	22,309
Schwab Health Care Fund	—	—	—
Schwab International Core Equity Fund	—	—	—

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2022, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Core Equity Fund	$414,349,370	$780,574,609
Schwab Dividend Equity Fund	159,028,506	267,387,267
Schwab Large-Cap Growth Fund	47,256,269	51,705,048
Schwab Small-Cap Equity Fund	435,754,313	492,042,044
Schwab Health Care Fund	500,492,097	532,816,624
Schwab International Core Equity Fund	557,678,033	580,244,949

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2022, if any, are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2022, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab Core Equity Fund	$20,417,452*	88*
Schwab Dividend Equity Fund	2,891,277*	14*
Schwab Large-Cap Growth Fund	1,268,019	6
Schwab Small-Cap Equity Fund	1,922,402	17
Schwab Health Care Fund	—	—
Schwab International Core Equity Fund	2,738,123	24

*	During the period, the fund did not hold futures contracts at any month-end. The average value and number of contracts were calculated by aggregating the highest daily values held each month during the period.

9. Federal Income Taxes:
As of October 31, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Core Equity Fund	$1,008,324,332	$355,219,915	($93,878,142)	$261,341,773
Schwab Dividend Equity Fund	457,126,283	86,608,054	(22,621,302)	63,986,752
Schwab Large-Cap Growth Fund	129,997,745	95,136,345	(11,843,572)	83,292,773
Schwab Small-Cap Equity Fund	520,891,682	91,998,452	(75,183,113)	16,815,339
Schwab Health Care Fund	561,027,188	283,715,176	(18,905,633)	264,809,543
Schwab International Core Equity Fund	530,565,748	37,834,286	(56,452,755)	(18,618,469)
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab Core Equity Fund	$13,779,061	$161,212,121	$261,341,773	$—	$—	$436,332,955
Schwab Dividend Equity Fund	1,165,643	23,230,303	63,986,752	(13,582)	—	88,369,116
Schwab Large-Cap Growth Fund	—	4,291,751	83,292,773	—	(80,845)	87,503,679
Schwab Small-Cap Equity Fund	216,053	47,501,473	16,815,339	—	—	64,532,865
Schwab Health Care Fund	6,001,093	28,428,704	264,809,543	(74,183)	—	299,165,157
Schwab International Core Equity Fund	16,771,074	—	(18,618,469)	(133,208)	(109,521,443)	(111,502,046)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2022, the funds had capital loss carryforwards available as follows:

Schwab Core Equity Fund	$—
Schwab Dividend Equity Fund	—
Schwab Large-Cap Growth Fund	—
Schwab Small-Cap Equity Fund	—
Schwab Health Care Fund	—
Schwab International Core Equity Fund	109,521,443
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2022, the Schwab Large-Cap Growth Fund had late-year ordinary losses deferred of $80,845.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Core Equity Fund	$194,345,554	$244,997,607	$17,230,074	$80,768,682
Schwab Dividend Equity Fund	30,011,611	67,753,779	13,599,106	—
Schwab Large-Cap Growth Fund	5,704,425	16,459,451	—	2,530,978
Schwab Small-Cap Equity Fund	825,168	72,614,825	1,114,839	—
Schwab Health Care Fund	28,840,838	75,859,736	6,419,244	78,004,824
Schwab International Core Equity Fund	19,624,124	—	7,674,015	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund (the “Funds”), six of the funds constituting Schwab Capital Trust, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853(a) of the Internal Revenue Code foreign tax credit of $0 to its shareholders for the fiscal year ended October 31, 2022. The respective foreign source income on the fund is $26,027,388.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2022, qualify for the corporate dividends received deduction:

Schwab Core Equity Fund	15.52%
Schwab Dividend Equity Fund	68.73%
Schwab Large-Cap Growth Fund	29.12%
Schwab Small-Cap Equity Fund	100.00%
Schwab Health Care Fund	37.88%
Schwab International Core Equity Fund	—%
For the fiscal year ended October 31, 2022, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab Core Equity Fund	$31,580,500
Schwab Dividend Equity Fund	21,729,739
Schwab Large-Cap Growth Fund	1,863,412
Schwab Small-Cap Equity Fund	825,168
Schwab Health Care Fund	13,467,930
Schwab International Core Equity Fund	19,624,124
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2022:
Schwab Core Equity Fund	$244,997,607
Schwab Dividend Equity Fund	67,753,779
Schwab Large-Cap Growth Fund	16,459,451
Schwab Small-Cap Equity Fund	72,614,825
Schwab Health Care Fund	75,859,736
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2022, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab Core Equity Fund	$1,271,668
Schwab Dividend Equity Fund	981,810
Schwab Large-Cap Growth Fund	110,998
Schwab Small-Cap Equity Fund	—
Schwab Health Care Fund	—
Schwab International Core Equity Fund	—
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Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352
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Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity risk metrics. No significant liquidity events impacting any of the funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including

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modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab Dividend Equity Fund and Schwab International Core Equity Fund each had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with each Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the
Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of each Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep each Fund’s expense cap for so long as it serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, and any differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided

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to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The
Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from high fees, including for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Schwab Active Equity Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
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Schwab Active Equity Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation
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Schwab Active Equity Funds
Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Schwab Active Equity Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Active Equity Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index  An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015, and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index  An index that measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. dollars.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Notes

Schwab Active Equity Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR26298-19
00280549

Annual Report  |  October 31, 2022
Schwab Balanced Fund

Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2022
Schwab Balanced Fund (Ticker Symbol: SWOBX)	-18.51%
Balanced Blended Index	-15.32%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	-14.00%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the fund
covered in this report.
Dear Shareholder,
Geopolitical, economic, and market challenges abounded during the 12-month reporting period ended October 31, 2022. Although the period started off strong, with markets reaching new highs in the final months of 2021, the subsequent 10 months were beset by rapidly rising inflation, sharply climbing interest rates, steeply declining stock prices, and the onset of a war in Europe as Russia invaded Ukraine. Economic growth in the United States and most of the world slowed. By the end of the period, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% of its value from its early-January 2022 peak and returned -14.6% for the reporting period. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, declined by more than 25% between early-January 2022 highs and the end of the reporting period and returned -23.0% for the reporting period. U.S. fixed-income markets slumped in the face of inflationary pressures, with the broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, returning -15.7% for the reporting period.
At Schwab Asset Management, we recognize that today’s turbulent investment environment may be unsettling for many investors. Market declines and volatility can rattle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, even in the face of market turmoil and volatility, most investors are best served by maintaining a diversified portfolio that reflects their risk tolerance and goals.
The Schwab Balanced Fund provides diversified exposure to actively managed U.S. equity funds, fixed-income funds, and cash and cash equivalents in a convenient portfolio solution. The portfolio management team balances exposures between asset classes and the fund seeks to provide investors access to the growth opportunities of stock investing along with the income opportunities of bonds and other fixed-income securities.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Balanced Fund, please continue reading this report. In addition, you can find further details about the fund by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Balanced Fund provides diversified exposure to actively managed U.S. equity funds, fixed-income funds, and cash and cash equivalents in a convenient portfolio solution.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -14.61%. U.S. small-cap stocks underperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning -18.54% and -16.38%, respectively. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning -24.60% and -7.00%, respectively. Among U.S. industry sectors, only energy generated strong positive returns, driven by soaring oil and gas prices. Traditionally defensive sectors, such as consumer staples, utilities, and health care, tended to outperform the market average, while cyclically sensitive sectors, such as consumer discretionary, real estate, and information technology, lagged. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -23.00% and the MSCI Emerging Markets Index (Net)* returned -31.03%. U.S. and international bonds were also weak for the reporting period as economic uncertainty and rising interest rates by many central banks drove bond yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The Bloomberg US Aggregate Bond Index returned -15.68% and the FTSE non-US Dollar World Government Bond Index returned -27.64%.
After a recovery from the dramatic impact of the COVID-19 pandemic through the end of 2021, U.S. gross domestic product (GDP) increased at an annualized rate of 6.9% for the fourth quarter. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% and -0.6% for the first and second quarters of 2022, respectively. GDP growth was positive for the third quarter of 2022, increasing at an annualized rate of 2.9%, driven primarily by energy
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund
The Investment Environment (continued)

exports. Consumer spending also grew but at a slower pace than in the second quarter. Inflation remained stubbornly high, hitting a 40-year high in June due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs, before falling slightly by the end of the reporting period. The unemployment rate remained low, ending the reporting period near pre-pandemic lows.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, high energy costs, rising inflation, and the war in Ukraine. After spiking in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—oil prices generally fell through the rest of the reporting period, ending at just over $86 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for the fourth quarter of 2021 and first and second quarters of 2022, as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small gains in GDP growth for the fourth quarter of 2021 and first and second quarters of 2022. Among emerging markets, China’s GDP growth rate remained positive but slowed notably as China dealt with numerous headwinds including lockdowns and quarantines, declining domestic consumption, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing mortgage payments on incomplete builds. India’s GDP growth also remained positive over the reporting period, particularly in the second quarter of 2022, on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the U.S. Federal Reserve (Fed) shifted its stance. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate five times during the reporting period—by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, 0.75% in late July, and 0.75% in late September—in its ongoing efforts to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 3.00% to 3.25%. In June, the Fed also began to reduce the $9 trillion in assets it held on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening between 2017 and 2019. Outside the United States, central banks were similarly responsive. After holding its policy rate unchanged since March 2015, at 0.00%, the European Central Bank raised its interest rate three times over the reporting period in an effort to dampen demand and control inflation, which in October 2022 rose into double-digits. The Bank of England raised its key official bank rate seven times during the reporting period, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but raised its inflation forecast at its October 2022 meeting. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Brazil, Mexico, and Pakistan raised their rates multiple times over the reporting period to counteract the impacts of inflation. In contrast, China cut its interest rate three times over the reporting period, in part as a result of a resurgence of COVID-19 cases and a lingering property downturn. Russia raised its benchmark policy rate to 20% in late February 2022 amid the broadening fallout of Western sanctions in retaliation against Russia’s invasion of Ukraine, but subsequently reduced it several times.
U.S. bond yields remained relatively flat through the final two months of 2021. However, as inflation continued to rise and Fed monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. Over the reporting period, the yield on the 10-year U.S. Treasury rose from 1.55% to 4.10%. Short-term rates also rose, with the yield on the three-month U.S. Treasury climbing from 0.05% to 4.22% over the reporting period. Outside the U.S., bond yields generally followed a similar trajectory.
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Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the fund. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the fund. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab Balanced Fund

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab Funds in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed-income funds), and cash and cash equivalents (including money market funds). This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the fund returned -18.51%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned -15.32%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
The fund’s U.S. large-cap equity allocations detracted the most from the total return of the fund. The Schwab Select Large Cap Growth Fund was the largest detractor from the total return and relative performance of the fund, returning approximately -36% for the reporting period. The comparative index, the S&P 500® Index, returned approximately -15% for the reporting period. The Schwab Core Equity Fund also detracted from the total return of the fund but contributed positively to relative performance, returning approximately -14% for the reporting period.
The fund’s fixed-income allocation also detracted from the total return of the fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -16% for the reporting period and generally tracked its comparative index, the Bloomberg US Aggregate Bond Index.
The fund’s international equity allocation was added in February 2022 and also detracted from the total return of the fund. The Schwab International Opportunities Fund returned approximately -27% while held by the fund, underperforming its comparative index, the MSCI EAFE® Index (Net)1.
The U.S. small-cap equity allocation also detracted from the total return of the fund. The Schwab Small-Cap Equity Fund returned approximately -10% for the reporting period, outperforming its comparative index, the Russell 2000® Index, which returned approximately -19% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	-18.51%	4.32%	6.84%
S&P 500® Index	-14.61%	10.44%	12.79%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Balanced Blended Index	-15.32%	5.78%	7.66%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	-14.00%	4.25%	6.15%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	7
Portfolio Turnover Rate	31%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2022 and held through October 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[4,5]
Schwab Balanced Fund
Actual Return	0.00%	0.50%	$1,000.00	$ 925.30	$0.00	$2.43
Hypothetical 5% Return	0.00%	0.50%	$1,000.00	$1,025.21	$0.00	$2.55

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Balanced Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$19.74	$16.50	$15.99	$15.41	$15.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.19	0.20	0.24	0.23
Net realized and unrealized gains (losses)	(3.62)	3.58	1.13	1.32	0.08 [2]
Total from investment operations	(3.41)	3.77	1.33	1.56	0.31
Less distributions:
Distributions from net investment income	(0.85)	(0.19)	(0.22)	(0.37)	(0.48)
Distributions from net realized gains	(0.37)	(0.34)	(0.60)	(0.61)	(0.02)
Total distributions	(1.22)	(0.53)	(0.82)	(0.98)	(0.50)
Net asset value at end of period	$15.11	$19.74	$16.50	$15.99	$15.41
Total return	(18.51%)	23.20%	8.58%	11.19%	1.94%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00% [4]	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[3]	0.03% [4]	0.02%	0.03%	0.04%	0.04%
Net investment income (loss)	1.25%	1.01%	1.26%	1.55%	1.44%
Portfolio turnover rate	31%	6%	18%	32%	6%
Net assets, end of period (x 1,000)	$619,501	$803,812	$577,427	$526,174	$446,626

[1]	Calculated based on the average shares outstanding during the period.
[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[3]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[4]	Ratio includes less than 0.005% of non-routine proxy expenses.
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See financial notes

Schwab Balanced Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.2% OF NET ASSETS

U.S. Stocks 50.8%
Large-Cap 41.9%
Schwab Core Equity Fund	$281,181,209	$32,188,090	($47,508,250)	($7,468,844)	($89,268,434)	$169,123,771	8,690,841	$70,412,412
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	127,249,981	52,063,086	(21,746,372)	(4,447,850)	(62,777,486)	90,341,359	4,583,529	16,447,928
Schwab U.S. Large-Cap ETF	—	68,830,829	(68,019,047)	(811,782)	—	—	—	7,795
						259,465,130
Small-Cap 8.9%
Schwab Small-Cap Equity Fund	80,221,848	16,963,923	(24,362,221)	(251,490)	(17,381,511)	55,190,549	2,913,968	9,532,082
						314,655,679

International Stocks 9.2%
Developed Markets 9.2%
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	—	82,505,714	(5,341,444)	(1,299,991)	(18,716,124)	57,148,155	3,383,550	—

Fixed Income 37.0%
Intermediate-Term Bond 37.0%
Schwab U.S. Aggregate Bond Index Fund	290,913,616	50,749,452	(59,867,656)	(6,418,371)	(46,246,634)	229,130,407	26,643,071	6,245,985

Money Market Funds 2.2%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	13,719,523	118,164	(327)	—	(4,124)	13,833,236	13,833,236	135,170
Total Affiliated Underlying Funds (Cost $662,230,507)	$793,286,177	$303,419,258	($226,845,317)	($20,698,328)	($234,394,313)	$614,767,477		$102,781,372

UNAFFILIATED UNDERLYING FUNDS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01% (b)						$2,427,733	2,427,733
Total Unaffiliated Underlying Funds (Cost $2,427,733)						$2,427,733
Total Investments in Securities (Cost $664,658,240)						$617,195,210

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See financial notes

Schwab Balanced Fund
Portfolio Holdings  as of October 31, 2022 (continued)

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(c) for additional information).
(b)	The rate shown is the annualized 7-day yield.

ETF —	Exchange traded fund
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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See financial notes

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $662,230,507)		$614,767,477
Investments in securities, at value - unaffiliated (cost $2,427,733)		2,427,733
Receivables:
Investments sold		7,023,183
Fund shares sold		563,076
Dividends		519,579
Due from investment adviser		16,026
Prepaid expenses	+	24,814
Total assets		625,341,888
Liabilities
Payables:
Investments bought		4,891,560
Fund shares redeemed		878,954
Independent trustees’ fees		41
Accrued expenses	+	70,420
Total liabilities		5,840,975
Net assets		$619,500,913
Net Assets by Source
Capital received from investors		$627,557,271
Total distributable loss	+	(8,056,358)
Net assets		$619,500,913

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$619,500,913		41,000,195		$15.11

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See financial notes

Schwab Balanced Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$9,193,798
Dividends received from securities - unaffiliated	+	53,741
Total investment income		9,247,539
Expenses
Registration fees		52,810
Shareholder reports		38,074
Proxy fees[1]		34,639
Portfolio accounting fees		29,950
Professional fees		23,548
Independent trustees’ fees		8,803
Transfer agent fees		7,143
Custodian fees		1,024
Other expenses	+	11,248
Total expenses		207,239
Expense reduction	–	172,600
Net expenses	–	34,639
Net investment income		9,212,900
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		93,587,574
Net realized losses on sales of securities - affiliated	+	(20,698,328)
Net realized gains		72,889,246
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	(234,394,313)
Net realized and unrealized losses		(161,505,067)
Decrease in net assets resulting from operations		($152,292,167)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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See financial notes

Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$9,212,900	$7,230,817
Net realized gains		72,889,246	16,382,779
Net change in unrealized appreciation (depreciation)	+	(234,394,313)	117,082,895
Increase (decrease) in net assets resulting from operations		($152,292,167)	$140,696,491
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($53,966,826)	($18,699,512)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,090,100	$184,284,944	10,659,191	$196,407,644
Shares reinvested		2,499,461	47,414,756	946,955	16,600,121
Shares redeemed	+	(12,303,468)	(209,751,334)	(5,882,203)	(108,620,302)
Net transactions in fund shares		286,093	$21,948,366	5,723,943	$104,387,463
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,714,102	$803,811,540	34,990,159	$577,427,098
Total increase (decrease)	+	286,093	(184,310,627)	5,723,943	226,384,442
End of period		41,000,195	$619,500,913	40,714,102	$803,811,540
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See financial notes

Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Balanced Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2065 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab International Opportunities Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Income Payout
The Schwab Balanced Fund is a "fund of funds" which seeks to achieve its investment objective by investing in a diversified group of other affiliated Schwab Funds (the underlying funds), but also may invest in other unaffiliated mutual funds or exchange-traded funds (ETFs). In addition, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its allocations.
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of October 31, 2022, all of the fund’s investments were classified as Level 1.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(i) Regulatory Update:
In October 2022, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
semiannual basis on Form N-CSR. The rule and form amendments will be effective on January 24, 2023 and the compliance date will be July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•   Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk, market risk and management risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Certain of the mortgage-backed securities in which an underlying fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so which can cause an underlying fund to lose money or underperform. The risks of investing in mortgage-backed securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. An underlying fund could lose money or underperform if a TBA counterparty defaults or goes bankrupt.
•   Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust. The investment adviser does not receive a fee for the services it performs for the fund. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of the investment adviser (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
The investment adviser and its affiliates have agreed with the fund, for so long as the investment adviser serves as the investment adviser to the fund, in which the agreement may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds.
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2022, the fund’s ownership percentages of other related funds’ shares are as follows:
Schwab Core Equity Fund	13.3%
Schwab International Opportunities Fund	5.8%
Schwab Select Large Cap Growth Fund	4.6%
Schwab Small-Cap Equity Fund	10.2%
Schwab U.S. Aggregate Bond Index Fund	5.6%
Schwab Variable Share Price Money Fund, Ultra Shares	0.3%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2022, the fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
$—	$39,355,550	($1,058,783)

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Financial Notes (continued)

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29,2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 29, 2022. On September 29,2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2022, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$303,419,258	$226,845,317

8. Federal Income Taxes:
As of October 31, 2022, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$677,641,506	$13,075,176	($73,521,472)	($60,446,296)
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
$5,260,171	$47,129,767	($60,446,296)	($8,056,358)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$38,253,293	$15,713,533	$7,375,819	$11,323,693
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the fund did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Balanced Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Balanced Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

For corporate shareholders, 15.45% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2022, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2022, the fund designates $10,520,450 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $15,713,533 as long-term capital gain dividends for the fiscal year ended October 31, 2022.
For the fiscal year ended October 31, 2022, the fund designates $157,966 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
For the fiscal year ended October 31, 2022, the fund designates 0.47% of dividend income as business interest income under section 163(j) of the Internal Revenue Code.
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Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352
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Liquidity Risk Management Program  (unaudited)

The fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated the fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The fund’s Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity metrics. No significant liquidity events impacting the fund were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the Fund), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business

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continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep the expense cap for so long as it serves as the investment adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts and any differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees considered that the investment adviser is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered that the investment adviser indirectly benefits from the Fund’s investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving

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business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that, the investment adviser has shared any economies of scale with the Fund by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from high fees, including for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index  A custom blended index developed by Schwab Asset Management that, effective February 1, 2022, is composed of 41.5% S&P 500 Index, 8.5% Russell 2000 Index, 10.0% MSCI EAFE Index (Net), 37.0% Bloomberg US Aggregate Bond Index, and 3.0% Bloomberg US Treasury Bills 1-3 Month Index. From January 29, 2019 through January 31, 2022, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 37% Bloomberg US Aggregate Bond Index, and 3% Bloomberg US Treasury Bills 1-3 Month Index. From August 1, 2013 through January 28, 2019, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg US Aggregate Bond Index, 12% Bloomberg US Intermediate Aggregate Bond Index and 3% Bloomberg US Treasury Bills 1-3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Balanced Fund  |  Annual Report

Notes

Notes

Schwab Balanced Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR36112-16
00280550

Annual Report  |  October 31, 2022
Schwab Equity Index Funds®

Schwab S& P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth
Index Fund
Schwab U.S. Large-Cap Value
Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®

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Eight cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2022
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	-14.63%
S&P 500® Index	-14.61%
Fund Category: Morningstar Large Blend[1]	-14.48%
Performance Details	pages 7-9

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	-16.73%
Schwab 1000 Index®	-16.69%
Russell 1000® Index	-16.38%
Fund Category: Morningstar Large Blend[1]	-14.48%
Performance Details	pages 10-12

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	-18.53%
Russell 2000® Index	-18.54%
Fund Category: Morningstar Small Blend[1]	-13.55%
Performance Details	pages 13-15

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	-16.94%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%
Fund Category: Morningstar Large Blend[1]	-14.48%
Performance Details	pages 16-18
Total Return for the 12 Months Ended October 31, 2022
Schwab U.S. Large-Cap Growth Index Fund (Ticker Symbol: SWLGX)	-24.63%
Russell 1000® Growth Index	-24.60%
Fund Category: Morningstar Large Growth[1]	-28.11%
Performance Details	pages 19-21

Schwab U.S. Large-Cap Value Index Fund (Ticker Symbol: SWLVX)	-7.04%
Russell 1000® Value Index	-7.00%
Fund Category: Morningstar Large Value[1]	-4.53%
Performance Details	pages 22-24

Schwab U.S. Mid-Cap Index Fund (Ticker Symbol: SWMCX)	-17.15%
Russell Midcap® Index	-17.17%
Fund Category: Morningstar Mid-Cap Blend[1]	-12.33%
Performance Details	pages 25-27

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	-23.12%
MSCI EAFE® Index (Net)[3]	-23.00%
Fund Category: Morningstar Foreign Large Blend[1]	-24.04%
Performance Details	pages 28-30

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
Geopolitical, economic, and market challenges abounded during the 12-month reporting period ended October 31, 2022. Although the period started off strong, with markets reaching new highs in the final months of 2021, the subsequent 10 months were beset by rapidly rising inflation, sharply climbing interest rates, steeply declining stock prices, and the onset of a war in Europe as Russia invaded Ukraine. Economic growth in the United States and most of the world slowed. By the end of the period, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% of its value from its early-January 2022 peak and returned -14.6% for the reporting period. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, declined by more than 25% between early-January 2022 highs and the end of the reporting period and returned -23.0% for the reporting period.
At Schwab Asset Management, we recognize that today’s turbulent investment environment may be unsettling for many investors. Market declines and volatility can rattle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, even in the face of market turmoil and volatility, most investors are best served by maintaining a diversified portfolio that reflects their risk tolerance and long-term goals.
The Schwab Equity Index Funds are designed to be low-cost building blocks for diversified portfolios. They provide access to broad segments of the equities markets with different risk and return profiles, including small-cap, mid-cap, and large-cap stocks, those oriented toward value or growth, and equities from both U.S. and international markets. In addition, the funds have among the lowest expenses in the industry, along with no investment minimums, which can help investors achieve their financial goals by keeping investing costs down.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Equity Index Funds are designed to be low-cost building blocks for diversified portfolios.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -14.61%. U.S. small-cap stocks underperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning -18.54% and -16.38%, respectively. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning -24.60% and -7.00%, respectively. Among U.S. industry sectors, only energy generated strong positive returns, driven by soaring oil and gas prices. Traditionally defensive sectors, such as consumer staples, utilities, and health care, tended to outperform the market average, while cyclically sensitive sectors, such as consumer discretionary, real estate, and information technology, lagged. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -23.00% for the reporting period.
After a recovery from the dramatic impact of the COVID-19 pandemic through the end of 2021, U.S. gross domestic product (GDP) increased at an annualized rate of 6.9% for the fourth quarter. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% and -0.6% for the first and second quarters of 2022, respectively. GDP growth was positive for the third quarter of 2022, increasing at an annualized rate of 2.9%, driven primarily by energy exports. Consumer spending also grew but at a slower pace than in the second quarter. Inflation remained stubbornly
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment (continued)

high, hitting a 40-year high in June due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs, before falling slightly by the end of the reporting period. The unemployment rate remained low, ending the reporting period near pre-pandemic lows.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, high energy costs, rising inflation, and the war in Ukraine. After spiking in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—oil prices generally fell through the rest of the reporting period, ending at just over $86 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for the fourth quarter of 2021 and first and second quarters of 2022, as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small gains in GDP growth for the fourth quarter of 2021 and first and second quarters of 2022. Among emerging markets, China’s GDP growth rate remained positive but slowed notably as China dealt with numerous headwinds including the political landscape, an emphasis on domestic consumption over globalization, lockdowns and quarantines, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing mortgage payments on incomplete builds. India’s GDP growth also remained positive over the reporting period, particularly in the second quarter of 2022, on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the U.S. Federal Reserve (Fed) shifted its stance. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate five times during the reporting period—by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, 0.75% in late July, and 0.75% in late September—in its ongoing efforts to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 3.00% to 3.25%. In June, the Fed also began to reduce the $9 trillion in assets it held on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening between 2017 and 2019. Outside the United States, central banks were similarly responsive. After holding its policy rate unchanged since March 2015, at 0.00%, the European Central Bank raised its interest rate three times over the reporting period in an effort to dampen demand and control inflation, which in October 2022 rose into double-digits. The Bank of England raised its key official bank rate seven times during the reporting period, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but raised its inflation forecast at its October 2022 meeting.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the oversight and day-to-day co-management of the Schwab International Index Fund. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund as of October 31, 2022

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index). The index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. Within the index, stocks in the energy and consumer staples sectors were the top performers, while stocks in the communication services and consumer discretionary sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -14.63% for the 12-month reporting period ended October 31, 2022, compared with the index, which returned -14.61%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately -20% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 6% of the fund’s investments and returned approximately -29% for the reporting period.
The communication services sector also detracted from the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately -41% for the reporting period.
The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 65% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. Exxon Mobil Corp. represented an average weight of approximately 1% of the fund’s investments and returned approximately 80% for the reporting period.
The health care sector also contributed to the total return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 1% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	-14.63%	10.41%	12.72%
S&P 500® Index	-14.61%	10.44%	12.79%
Fund Category: Morningstar Large Blend[2]	-14.48%	9.03%	11.44%
Fund Expense Ratio[3]: 0.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	503
Weighted Average Market Cap (millions)	$474,291
Price/Earnings Ratio (P/E)	19.2
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	2%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund as of October 31, 2022

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index® (the index). The index is a float-adjusted market capitalization weighted index that includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. Within the index, stocks in the energy and consumer staples sectors were the top performers, while stocks in the communication services and consumer discretionary sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -16.73% for the 12-month reporting period ended October 31, 2022, compared with the index, which returned -16.69%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately -24% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately -29% for the reporting period.
The communications services sector also detracted from the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately -41% for the reporting period.
The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 65% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. The fund’s holdings of Exxon Mobil Corp. represented an average weight of approximately 1% of the fund’s investments and returned approximately 80% for the reporting period.
The consumer staples sector also contributed to the total return of the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately 4% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	-16.73%	9.97%	12.38%
Schwab 1000 Index®	-16.69%	10.02%	12.53%
Russell 1000® Index	-16.38%	10.19%	12.66%
Fund Category: Morningstar Large Blend[2]	-14.48%	9.03%	11.44%
Fund Expense Ratio[3]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	992 [2]
Weighted Average Market Cap (millions)	$427,530
Price/Earnings Ratio (P/E)	18.7
Price/Book Ratio (P/B)	3.5
Portfolio Turnover Rate	2% [3]
Sector Weightings % of Investments4

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold more or less than 1,000 securities.
[3]	Portfolio turnover rate excludes in-kind transactions.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[5]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund as of October 31, 2022

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of small-capitalization U.S. stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Within the index, stocks in the energy and utilities sectors were the top performers, while stocks in the communication services and information technology sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -18.53% for the 12-month reporting period ended October 31, 2022, compared with the index, which returned -18.54%.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 43% for the reporting period. One example from this sector is PBF Energy, Inc., which operates as an independent petroleum refiner and supplier. The fund’s Class A holdings of PBF Energy, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 203% for the reporting period.
The utilities sector also contributed slightly to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 4% for the reporting period.
The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately -31% for the reporting period. One example from this sector is Omnicell, Inc., which offers solutions including pharmacy and supply systems, clinical reference tools, an internet-based procurement application, and decision support. The fund’s holdings of Omnicell, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -57% for the reporting period.
The information technology sector also detracted from the total return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately -31% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	-18.53%	5.62%	9.97%
Russell 2000® Index	-18.54%	5.56%	9.93%
Fund Category: Morningstar Small Blend[2]	-13.55%	5.76%	9.75%
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	1,964
Weighted Average Market Cap (millions)	$2,797
Price/Earnings Ratio (P/E)	11.2
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	16% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2022

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM (the index). The index is designed to measure all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The fund uses a sampling investment approach that involves investing in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. Within the index, stocks in the energy and consumer staples sectors were the top performers, while stocks in the communication services and consumer discretionary sectors underperformed.
Performance. The fund tracked the index for the reporting period. The fund returned -16.94% for the 12-month reporting period ended October 31, 2022, compared with the index, which returned -16.94%.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 62% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. The fund’s holdings of Exxon Mobil Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 80% for the reporting period.
The consumer staples sector also contributed slightly to the total return of the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately 4% for the reporting period.
The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately -24% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately -29% for the reporting period.
The communication services sector also detracted from the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately -41% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	-16.94%	9.69%	12.31%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Fund Category: Morningstar Large Blend[2]	-14.48%	9.03%	11.44%
Fund Expense Ratio[3]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	3,517
Weighted Average Market Cap (millions)	$402,286
Price/Earnings Ratio (P/E)	18.0
Price/Book Ratio (P/B)	3.3
Portfolio Turnover Rate	2%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund as of October 31, 2022

The Schwab U.S. Large-Cap Growth Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. growth stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Growth Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. Within the index, stocks in the energy and consumer staples sectors were the top performers, while stocks in the communication services and information technology sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -24.63% during the 12-month reporting period ended October 31, 2022, compared with the index, which returned -24.60%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 45% of the fund’s investments and returned approximately -24% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 11% of the fund’s investments and returned approximately -29% for the reporting period.
The consumer discretionary sector also detracted from the total return of the fund, representing an average weight of approximately 18% of the fund’s investments and returning approximately -33% for the reporting period.
The energy sector contributed the most to the total return for the fund. Energy stocks represented an average weight of less than 1% of the fund’s investments and returned approximately 62% for the reporting period. One example from this sector is EOG Resources, Inc., which explores, develops, produces, and markets natural gas and crude oil. The fund’s holdings of EOG Resources, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 61% for the reporting period.
The consumer staples sector contributed slightly to the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately 3% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2022)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab U.S. Large-Cap Growth Index Fund (12/20/17)	-24.63%	11.69%	11.89%
Russell 1000® Growth Index	-24.60%	11.75%	11.95%
Fund Category: Morningstar Large Growth[2]	-28.11%	8.07%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Growth Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	514
Weighted Average Market Cap (millions)	$721,291
Price/Earnings Ratio (P/E)	25.4
Price/Book Ratio (P/B)	8.8
Portfolio Turnover Rate	18%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund as of October 31, 2022

The Schwab U.S. Large-Cap Value Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. value stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Value Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. Within the index, stocks in the energy and consumer staples sectors were the top performers, while stocks in the communication services and information technology sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -7.04% during the 12-month reporting period ended October 31, 2022, compared with the index, which returned -7.00%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The communication services sector detracted the most from the total return of the fund. Communication services stocks represented an average weight of approximately 8% of the fund’s investments and returned approximately -30% for the reporting period. One example from this sector is Meta Platforms, Inc., a social technology company. The fund’s Class A holdings of Meta Platforms, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -45% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 21% of the fund’s investments and returning approximately -13% for the reporting period.
The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately 65% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. Exxon Mobil Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately 80% for the reporting period.
The health care sector also contributed to the total return of the fund, representing an average weight of approximately 18% of the fund’s investments and returning approximately 3% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2022)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab U.S. Large-Cap Value Index Fund (12/20/17)	-7.04%	7.23%	6.41%
Russell 1000® Value Index	-7.00%	7.31%	6.49%
Fund Category: Morningstar Large Value[2]	-4.53%	8.42%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Value Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	851
Weighted Average Market Cap (millions)	$147,180
Price/Earnings Ratio (P/E)	14.7
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	15% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund as of October 31, 2022

The Schwab U.S. Mid-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of mid-capitalization U.S. stocks. To pursue its goal, the fund generally invests in securities that are included in the Russell Midcap® Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given security as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Within the index, stocks in the energy and consumer staples sectors were the top performers, while stocks in the communication services and information technology sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -17.15% during the 12-month reporting period ended October 31, 2022, compared with the index, which returned -17.17%.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately 58% for the reporting period. One example from this sector is Devon Energy Corp., which operates as an independent energy company that is involved primarily in oil and gas exploration, development and production, the transportation of oil, gas, and natural gas liquids, and the processing of natural gas. The fund’s holdings of Devon Energy Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 108% for the reporting period.
The consumer staples sector also contributed slightly to the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately 6% for the reporting period.
The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately -30% for the reporting period. One example from this sector is DocuSign, Inc., which provides electronic signature solutions. The fund’s holdings of DocuSign, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -83% for the reporting period.
The consumer discretionary sector also detracted from the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately -28% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2022)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab U.S. Mid-Cap Index Fund (12/20/17)	-17.15%	7.81%	7.28%
Russell Midcap® Index	-17.17%	7.84%	7.33%
Fund Category: Morningstar Mid-Cap Blend[2]	-12.33%	8.05%	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell Midcap® Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	819
Weighted Average Market Cap (millions)	$21,220
Price/Earnings Ratio (P/E)	15.8
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	11% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund as of October 31, 2022

The Schwab International Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States. To purse its goal, the fund generally invests in stocks that are included in the MSCI EAFE® Index (the index). The index includes stocks from developed markets in Europe, Australasia and the Far East. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -23.12% for the 12-month reporting period ended October 31, 2022, compared with the index, which returned -23.00%1. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Japan detracted the most from the total return of the fund. Japanese stocks represented an average weight of approximately 23% of the fund’s investments and returned approximately -24% in U.S. dollar terms for the reporting period. One example from this market is Sony Group Corp., which manufactures and distributes electronics products and provides related solutions. The fund’s holdings of Sony Group Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -41% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom also detracted from the total return of the fund, representing an average weight of approximately 15% of the fund’s investments and returning approximately -12% in U.S. dollar terms for the reporting period.
Over the reporting period, no markets contributed to the total return of the fund. However, stocks from New Zealand detracted the least from the total return of the fund. Stocks from New Zealand represented an average weight of less than 1% of the fund’s investments and returned approximately -30% in U.S. dollar terms for the reporting period. One example from this market is Spark New Zealand Ltd., which provides telecommunication services. Spark New Zealand Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately -3% in U.S. dollar terms for the reporting period.
Stocks from Austria also only slightly detracted from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -35% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	-23.12%	-0.07%	4.11%
MSCI EAFE® Index (Net)[3]	-23.00%	-0.09%	4.13%
International Spliced Index	-23.00%	-0.09%	4.13%
Fund Category: Morningstar Foreign Large Blend[4]	-24.04%	-0.51%	3.75%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	801
Weighted Average Market Cap (millions)	$69,437
Price/Earnings Ratio (P/E)	11.5
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	5%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2022 and held through October 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22 [2]
Schwab S&P 500 Index Fund
Actual Return	0.02%	$1,000.00	$ 944.90	$0.10
Hypothetical 5% Return	0.02%	$1,000.00	$1,025.10	$0.10
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$ 941.70	$0.24
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Small-Cap Index Fund
Actual Return	0.04%	$1,000.00	$ 998.00	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$ 943.50	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth Index Fund
Actual Return	0.035%	$1,000.00	$ 917.50	$0.17
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Large-Cap Value Index Fund
Actual Return	0.035%	$1,000.00	$ 967.80	$0.17
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Mid-Cap Index Fund
Actual Return	0.04%	$1,000.00	$ 947.20	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$ 881.20	$0.28
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$71.21	$50.75	$47.17	$42.41	$40.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.97	0.90	1.02	0.92	0.80
Net realized and unrealized gains (losses)	(11.23)	20.60	3.52	4.86	2.12
Total from investment operations	(10.26)	21.50	4.54	5.78	2.92
Less distributions:
Distributions from net investment income	(0.86)	(1.04)	(0.87)	(0.84)	(0.72)
Distributions from net realized gains	(0.07)	—	(0.09)	(0.18)	(0.02)
Total distributions	(0.93)	(1.04)	(0.96)	(1.02)	(0.74)
Net asset value at end of period	$60.02	$71.21	$50.75	$47.17	$42.41
Total return	(14.63%)	42.89%	9.69%	14.30%	7.29%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.02% [2]	0.02%	0.02%	0.02% [3]	0.03%
Net investment income (loss)	1.49%	1.42%	2.11%	2.11%	1.88%
Portfolio turnover rate	2%	3%	4%	3%	2%
Net assets, end of period (x 1,000,000)	$61,068	$67,401	$44,184	$40,232	$34,410

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.02%. The ratio presented for period ended 10/31/19 is a blended ratio.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Automobiles & Components 2.3%
Aptiv plc *	506,421	46,119,760
BorgWarner, Inc.	443,720	16,652,812
Ford Motor Co.	7,384,468	98,730,337
General Motors Co.	2,726,310	107,007,667
Tesla, Inc. *	4,979,879	1,133,121,668
		1,401,632,244

Banks 3.9%
Bank of America Corp.	13,070,837	471,072,966
Citigroup, Inc.	3,621,368	166,075,936
Citizens Financial Group, Inc.	927,053	37,916,468
Comerica, Inc.	243,532	17,169,006
Fifth Third Bancorp	1,282,432	45,769,998
First Republic Bank	341,246	40,983,645
Huntington Bancshares, Inc.	2,697,431	40,947,003
JPMorgan Chase & Co.	5,483,143	690,218,041
KeyCorp	1,746,000	31,201,020
M&T Bank Corp.	328,849	55,368,307
Regions Financial Corp.	1,744,377	38,289,075
Signature Bank	117,985	18,704,162
SVB Financial Group *	110,442	25,507,684
The PNC Financial Services Group, Inc.	766,881	124,104,352
Truist Financial Corp.	2,480,374	111,095,951
U.S. Bancorp	2,528,013	107,314,152
Wells Fargo & Co.	7,092,427	326,180,718
Zions Bancorp NA	280,374	14,562,626
		2,362,481,110

Capital Goods 5.7%
3M Co.	1,035,051	130,199,065
A.O. Smith Corp.	240,561	13,177,932
Allegion plc	163,982	17,180,394
AMETEK, Inc.	429,179	55,647,349
Carrier Global Corp.	1,575,186	62,629,395
Caterpillar, Inc.	987,068	213,660,739
Cummins, Inc.	263,248	64,366,769
Deere & Co.	520,037	205,841,045
Dover Corp.	267,899	35,011,720
Eaton Corp. plc	745,018	111,804,851
Emerson Electric Co.	1,105,950	95,775,270
Fastenal Co.	1,072,912	51,853,837
Fortive Corp.	664,852	42,484,043
Fortune Brands Home & Security, Inc.	241,526	14,568,848
Generac Holdings, Inc. *	118,996	13,792,826
General Dynamics Corp.	420,450	105,028,410
General Electric Co.	2,050,270	159,531,509
Honeywell International, Inc.	1,259,611	256,985,836
Howmet Aerospace, Inc.	693,109	24,640,025
Huntington Ingalls Industries, Inc.	74,823	19,234,749
IDEX Corp.	141,424	31,439,970
Illinois Tool Works, Inc.	526,778	112,482,906
SECURITY	NUMBER OF SHARES	VALUE ($)
Ingersoll Rand, Inc.	753,991	38,076,546
Johnson Controls International plc	1,288,192	74,509,025
L3Harris Technologies, Inc.	357,856	88,200,768
Lockheed Martin Corp.	441,214	214,730,030
Masco Corp.	423,385	19,590,024
Nordson Corp.	101,454	22,827,150
Northrop Grumman Corp.	271,915	149,284,054
Otis Worldwide Corp.	785,502	55,487,861
PACCAR, Inc.	649,239	62,865,813
Parker-Hannifin Corp.	240,277	69,829,302
Pentair plc	306,848	13,179,122
Quanta Services, Inc.	266,906	37,911,328
Raytheon Technologies Corp.	2,760,601	261,760,187
Rockwell Automation, Inc.	215,503	55,017,916
Snap-on, Inc.	99,829	22,167,030
Stanley Black & Decker, Inc.	277,454	21,777,365
Textron, Inc.	396,345	27,125,852
The Boeing Co. *	1,043,630	148,727,711
Trane Technologies plc	433,418	69,186,515
TransDigm Group, Inc.	96,199	55,387,536
United Rentals, Inc. *	130,875	41,318,546
W.W. Grainger, Inc.	84,603	49,437,763
Westinghouse Air Brake Technologies Corp.	339,883	31,704,286
Xylem, Inc.	336,903	34,508,974
		3,501,948,192

Commercial & Professional Services 0.8%
Cintas Corp.	160,938	68,809,042
Copart, Inc. *	399,611	45,963,257
CoStar Group, Inc. *	741,391	61,327,864
Equifax, Inc.	228,757	38,783,462
Jacobs Solutions, Inc.	237,910	27,411,990
Leidos Holdings, Inc.	255,092	25,914,796
Republic Services, Inc.	383,423	50,849,558
Robert Half International, Inc.	204,070	15,603,192
Rollins, Inc.	430,697	18,123,730
Verisk Analytics, Inc.	293,056	53,579,428
Waste Management, Inc.	703,396	111,396,825
		517,763,144

Consumer Durables & Apparel 0.8%
D.R. Horton, Inc.	590,941	45,431,544
Garmin Ltd.	289,150	25,456,766
Hasbro, Inc.	241,579	15,763,030
Lennar Corp., Class A	476,796	38,477,437
Mohawk Industries, Inc. *	98,136	9,298,386
Newell Brands, Inc.	700,388	9,672,358
NIKE, Inc., Class B	2,362,592	218,965,027
NVR, Inc. *	5,778	24,485,720
PulteGroup, Inc.	430,874	17,230,651
Ralph Lauren Corp.	79,809	7,397,496
Tapestry, Inc.	470,561	14,907,372
VF Corp.	620,883	17,539,945

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Whirlpool Corp.	101,436	14,022,513
		458,648,245

Consumer Services 2.0%
Booking Holdings, Inc. *	74,237	138,784,587
Caesars Entertainment, Inc. *	399,740	17,480,630
Carnival Corp. *	1,836,728	16,640,756
Chipotle Mexican Grill, Inc. *	51,948	77,835,247
Darden Restaurants, Inc.	229,528	32,854,638
Domino’s Pizza, Inc.	67,337	22,372,045
Expedia Group, Inc. *	284,773	26,617,732
Hilton Worldwide Holdings, Inc.	512,219	69,282,742
Las Vegas Sands Corp. *	616,601	23,437,004
Marriott International, Inc., Class A	516,148	82,640,456
McDonald’s Corp.	1,375,502	375,044,375
MGM Resorts International	607,375	21,604,329
Norwegian Cruise Line Holdings Ltd. *	784,974	13,258,211
Royal Caribbean Cruises Ltd. *	411,732	21,978,254
Starbucks Corp.	2,145,202	185,753,041
Wynn Resorts Ltd. *	194,092	12,402,479
Yum! Brands, Inc.	531,153	62,808,842
		1,200,795,368

Diversified Financials 5.2%
American Express Co.	1,121,535	166,491,871
Ameriprise Financial, Inc.	202,615	62,632,349
Berkshire Hathaway, Inc., Class B *	3,374,664	995,829,600
BlackRock, Inc.	281,962	182,122,075
Capital One Financial Corp.	718,212	76,144,836
Cboe Global Markets, Inc.	199,081	24,785,584
CME Group, Inc.	672,149	116,483,422
Discover Financial Services	510,183	53,293,716
FactSet Research Systems, Inc.	70,969	30,196,600
Franklin Resources, Inc.	530,004	12,428,594
Intercontinental Exchange, Inc.	1,044,400	99,813,308
Invesco Ltd.	847,736	12,987,316
MarketAxess Holdings, Inc.	70,157	17,121,114
Moody's Corp.	295,321	78,221,673
Morgan Stanley	2,504,308	205,778,988
MSCI, Inc.	150,692	70,653,451
Nasdaq, Inc.	633,951	39,457,110
Northern Trust Corp.	389,102	32,820,754
Raymond James Financial, Inc.	362,771	42,857,766
S&P Global, Inc.	637,080	204,661,950
State Street Corp.	686,991	50,837,334
Synchrony Financial	901,682	32,063,812
T. Rowe Price Group, Inc.	421,400	44,735,824
The Bank of New York Mellon Corp.	1,377,489	58,006,062
The Charles Schwab Corp. (a)	2,843,646	226,553,277
The Goldman Sachs Group, Inc.	638,376	219,926,916
		3,156,905,302

Energy 5.3%
APA Corp.	611,576	27,802,245
Baker Hughes Co.	1,890,976	52,304,396
Chevron Corp.	3,367,043	609,098,079
ConocoPhillips	2,380,299	300,131,901
Coterra Energy, Inc.	1,487,104	46,293,548
Devon Energy Corp.	1,224,350	94,703,472
Diamondback Energy, Inc.	332,251	52,199,955
EOG Resources, Inc.	1,095,768	149,594,247
EQT Corp.	689,662	28,855,458
Exxon Mobil Corp.	7,792,294	863,464,098
Halliburton Co.	1,695,123	61,736,380
Hess Corp.	521,452	73,566,448
SECURITY	NUMBER OF SHARES	VALUE ($)
Kinder Morgan, Inc.	3,709,744	67,220,561
Marathon Oil Corp.	1,267,200	38,586,240
Marathon Petroleum Corp.	932,322	105,930,426
Occidental Petroleum Corp.	1,393,353	101,157,428
ONEOK, Inc.	834,830	49,522,116
Phillips 66	899,435	93,802,076
Pioneer Natural Resources Co.	446,250	114,422,962
Schlumberger N.V.	2,645,110	137,625,073
Targa Resources Corp.	422,758	28,903,964
The Williams Cos., Inc.	2,279,470	74,607,053
Valero Energy Corp.	736,643	92,485,529
		3,264,013,655

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	828,178	415,331,267
Sysco Corp.	952,791	82,473,589
The Kroger Co.	1,219,153	57,653,745
Walgreens Boots Alliance, Inc.	1,340,345	48,922,593
Walmart, Inc.	2,664,998	379,309,165
		983,690,359

Food, Beverage & Tobacco 3.7%
Altria Group, Inc.	3,366,508	155,768,325
Archer-Daniels-Midland Co.	1,048,144	101,649,005
Brown-Forman Corp., Class B	341,350	23,211,800
Campbell Soup Co.	375,536	19,869,610
Conagra Brands, Inc.	899,195	33,000,456
Constellation Brands, Inc., Class A	298,139	73,664,184
General Mills, Inc.	1,114,327	90,906,797
Hormel Foods Corp.	542,570	25,202,377
Kellogg Co.	477,222	36,660,194
Keurig Dr Pepper, Inc.	1,590,676	61,781,856
Lamb Weston Holdings, Inc.	268,685	23,166,021
McCormick & Co., Inc. - Non Voting Shares	468,846	36,870,049
Molson Coors Beverage Co., Class B	351,061	17,704,006
Mondelez International, Inc., Class A	2,561,677	157,491,902
Monster Beverage Corp. *	719,894	67,468,466
PepsiCo, Inc.	2,580,110	468,496,374
Philip Morris International, Inc.	2,898,107	266,191,128
The Coca-Cola Co.	7,276,485	435,497,627
The Hershey Co.	274,950	65,649,811
The JM Smucker Co.	199,553	30,064,655
The Kraft Heinz Co.	1,487,615	57,228,549
Tyson Foods, Inc., Class A	540,634	36,952,334
		2,284,495,526

Health Care Equipment & Services 6.4%
Abbott Laboratories	3,273,868	323,916,500
ABIOMED, Inc. *	85,266	21,493,853
Align Technology, Inc. *	136,161	26,456,082
AmerisourceBergen Corp.	290,573	45,683,887
Baxter International, Inc.	941,912	51,192,917
Becton, Dickinson & Co.	533,079	125,790,652
Boston Scientific Corp. *	2,676,428	115,380,811
Cardinal Health, Inc.	509,580	38,677,122
Centene Corp. *	1,068,790	90,986,093
Cigna Corp.	570,526	184,314,130
CVS Health Corp.	2,454,666	232,456,870
DaVita, Inc. *	103,669	7,568,874
Dentsply Sirona, Inc.	403,458	12,434,576
DexCom, Inc. *	734,556	88,719,674
Edwards Lifesciences Corp. *	1,159,217	83,962,087
Elevance Health, Inc.	448,750	245,363,037
HCA Healthcare, Inc.	402,584	87,549,942

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Henry Schein, Inc. *	253,273	17,339,070
Hologic, Inc. *	466,294	31,614,733
Humana, Inc.	236,621	132,053,448
IDEXX Laboratories, Inc. *	155,451	55,912,616
Intuitive Surgical, Inc. *	667,592	164,541,400
Laboratory Corp. of America Holdings	169,040	37,503,214
McKesson Corp.	268,742	104,640,072
Medtronic plc	2,483,786	216,933,869
Molina Healthcare, Inc. *	108,634	38,984,397
Quest Diagnostics, Inc.	218,376	31,369,712
ResMed, Inc.	274,095	61,312,311
STERIS plc	186,855	32,247,436
Stryker Corp.	629,341	144,270,131
Teleflex, Inc.	87,780	18,834,077
The Cooper Cos., Inc.	92,498	25,288,028
UnitedHealth Group, Inc.	1,748,915	970,910,162
Universal Health Services, Inc., Class B	122,303	14,171,249
Zimmer Biomet Holdings, Inc.	392,136	44,448,616
		3,924,321,648

Household & Personal Products 1.6%
Church & Dwight Co., Inc.	455,269	33,749,091
Colgate-Palmolive Co.	1,558,820	115,103,269
Kimberly-Clark Corp.	631,335	78,575,954
The Clorox Co.	230,166	33,613,443
The Estee Lauder Cos., Inc., Class A	433,523	86,917,026
The Procter & Gamble Co.	4,467,460	601,632,838
		949,591,621

Insurance 2.4%
Aflac, Inc.	1,076,180	70,070,080
American International Group, Inc.	1,422,542	81,084,894
Aon plc, Class A	394,322	110,997,700
Arch Capital Group Ltd. *	690,182	39,685,465
Arthur J. Gallagher & Co.	393,642	73,642,545
Assurant, Inc.	99,739	13,550,541
Brown & Brown, Inc.	437,896	25,743,906
Chubb Ltd.	780,779	167,781,599
Cincinnati Financial Corp.	298,034	30,792,873
Everest Re Group Ltd.	73,379	23,676,468
Globe Life, Inc.	169,244	19,551,067
Lincoln National Corp.	288,297	15,530,560
Loews Corp.	372,414	21,235,046
Marsh & McLennan Cos., Inc.	932,809	150,639,326
MetLife, Inc.	1,253,212	91,747,651
Principal Financial Group, Inc.	433,594	38,212,639
Prudential Financial, Inc.	696,059	73,218,446
The Allstate Corp.	505,989	63,881,111
The Hartford Financial Services Group, Inc.	604,049	43,739,188
The Progressive Corp.	1,093,593	140,417,341
The Travelers Cos., Inc.	443,985	81,897,473
W.R. Berkley Corp.	382,643	28,460,986
Willis Towers Watson plc	205,448	44,830,808
		1,450,387,713

Materials 2.5%
Air Products & Chemicals, Inc.	414,796	103,864,919
Albemarle Corp.	218,743	61,219,604
Amcor plc	2,805,926	32,492,623
Avery Dennison Corp.	152,062	25,782,112
Ball Corp.	588,913	29,086,413
Celanese Corp.	185,527	17,832,855
CF Industries Holdings, Inc.	372,579	39,590,245
SECURITY	NUMBER OF SHARES	VALUE ($)
Corteva, Inc.	1,343,990	87,816,307
Dow, Inc.	1,344,137	62,824,963
DuPont de Nemours, Inc.	935,582	53,515,290
Eastman Chemical Co.	228,608	17,559,381
Ecolab, Inc.	463,717	72,836,029
FMC Corp.	235,336	27,981,450
Freeport-McMoRan, Inc.	2,674,412	84,752,116
International Flavors & Fragrances, Inc.	476,225	46,484,322
International Paper Co.	674,790	22,679,692
Linde plc	931,893	277,098,384
LyondellBasell Industries N.V., Class A	475,902	36,382,708
Martin Marietta Materials, Inc.	116,836	39,254,559
Newmont Corp.	1,485,270	62,856,626
Nucor Corp.	488,768	64,214,340
Packaging Corp. of America	175,361	21,080,146
PPG Industries, Inc.	438,946	50,118,854
Sealed Air Corp.	272,683	12,985,165
The Mosaic Co.	646,023	34,723,736
The Sherwin-Williams Co.	441,011	99,240,705
Vulcan Materials Co.	248,854	40,737,400
WestRock Co.	474,667	16,167,158
		1,541,178,102

Media & Entertainment 6.1%
Activision Blizzard, Inc.	1,331,138	96,906,847
Alphabet, Inc., Class A *	11,210,938	1,059,545,750
Alphabet, Inc., Class C *	10,024,769	948,944,634
Charter Communications, Inc., Class A *	207,464	76,267,916
Comcast Corp., Class A	8,233,311	261,325,291
DISH Network Corp., Class A *	474,787	7,079,074
Electronic Arts, Inc.	494,411	62,276,010
Fox Corp., Class A	576,644	16,647,712
Fox Corp., Class B	261,864	7,122,701
Live Nation Entertainment, Inc. *	264,422	21,050,636
Match Group, Inc. *	530,677	22,925,246
Meta Platforms, Inc., Class A *	4,264,157	397,248,866
Netflix, Inc. *	831,459	242,686,253
News Corp., Class A	717,362	12,101,897
News Corp., Class B	225,271	3,858,892
Omnicom Group, Inc.	383,735	27,916,721
Paramount Global, Class B	939,609	17,213,637
Take-Two Interactive Software, Inc. *	293,115	34,728,265
The Interpublic Group of Cos., Inc.	732,842	21,831,363
The Walt Disney Co. *	3,408,393	363,130,190
Warner Bros Discovery, Inc. *	4,126,456	53,643,928
		3,754,451,829

Pharmaceuticals, Biotechnology & Life Sciences 8.8%
AbbVie, Inc.	3,305,660	483,948,624
Agilent Technologies, Inc.	558,775	77,306,521
Amgen, Inc.	1,000,025	270,356,759
Biogen, Inc. *	271,547	76,967,282
Bio-Rad Laboratories, Inc., Class A *	40,152	14,121,860
Bio-Techne Corp.	73,156	21,673,197
Bristol-Myers Squibb Co.	3,991,960	309,257,141
Catalent, Inc. *	335,553	22,055,899
Charles River Laboratories International, Inc. *	95,368	20,241,858
Danaher Corp.	1,223,838	308,003,309
Eli Lilly & Co.	1,474,504	533,903,153
Gilead Sciences, Inc.	2,342,970	183,829,426
Illumina, Inc. *	294,065	67,287,953
Incyte Corp. *	345,992	25,721,045

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
IQVIA Holdings, Inc. *	349,038	73,182,797
Johnson & Johnson	4,915,583	855,163,974
Merck & Co., Inc.	4,736,208	479,304,250
Mettler-Toledo International, Inc. *	42,134	53,296,561
Moderna, Inc. *	629,143	94,579,067
Organon & Co.	478,099	12,516,632
PerkinElmer, Inc.	235,922	31,514,461
Pfizer, Inc.	10,493,140	488,455,667
Regeneron Pharmaceuticals, Inc. *	200,398	150,048,002
Thermo Fisher Scientific, Inc.	732,388	376,425,460
Vertex Pharmaceuticals, Inc. *	479,464	149,592,768
Viatris, Inc.	2,270,485	23,000,013
Waters Corp. *	111,827	33,455,284
West Pharmaceutical Services, Inc.	138,757	31,927,986
Zoetis, Inc.	875,056	131,940,944
		5,399,077,893

Real Estate 2.6%
Alexandria Real Estate Equities, Inc.	277,933	40,383,665
American Tower Corp.	870,636	180,387,073
AvalonBay Communities, Inc.	261,081	45,720,505
Boston Properties, Inc.	266,758	19,393,307
Camden Property Trust	198,500	22,936,675
CBRE Group, Inc., Class A *	600,171	42,576,131
Crown Castle, Inc.	809,881	107,924,742
Digital Realty Trust, Inc.	536,649	53,799,062
Equinix, Inc.	170,336	96,485,124
Equity Residential	632,836	39,881,325
Essex Property Trust, Inc.	121,461	26,993,493
Extra Space Storage, Inc.	249,947	44,350,596
Federal Realty Investment Trust	135,768	13,438,317
Healthpeak Properties, Inc.	1,008,708	23,936,641
Host Hotels & Resorts, Inc.	1,337,062	25,243,730
Invitation Homes, Inc.	1,085,313	34,393,569
Iron Mountain, Inc.	544,985	27,287,399
Kimco Realty Corp.	1,156,229	24,720,176
Mid-America Apartment Communities, Inc.	215,239	33,889,380
Prologis, Inc.	1,726,555	191,215,966
Public Storage	295,558	91,549,090
Realty Income Corp.	1,155,641	71,961,765
Regency Centers Corp.	289,085	17,492,533
SBA Communications Corp.	202,073	54,539,503
Simon Property Group, Inc.	612,631	66,764,526
UDR, Inc.	569,057	22,625,706
Ventas, Inc.	746,322	29,203,580
VICI Properties, Inc.	1,798,306	57,581,758
Vornado Realty Trust	300,400	7,086,436
Welltower, Inc.	865,130	52,807,535
Weyerhaeuser Co.	1,385,349	42,848,845
		1,609,418,153

Retailing 5.8%
Advance Auto Parts, Inc.	113,473	21,550,792
Amazon.com, Inc. *	16,571,504	1,697,584,870
AutoZone, Inc. *	36,440	92,298,147
Bath & Body Works, Inc.	424,854	14,181,627
Best Buy Co., Inc.	374,874	25,645,130
CarMax, Inc. *	297,006	18,714,348
Dollar General Corp.	424,477	108,262,859
Dollar Tree, Inc. *	394,064	62,459,144
eBay, Inc.	1,026,924	40,912,652
Etsy, Inc. *	237,163	22,271,977
Genuine Parts Co.	264,890	47,113,335
LKQ Corp.	485,919	27,036,533
Lowe’s Cos., Inc.	1,195,041	232,973,243
SECURITY	NUMBER OF SHARES	VALUE ($)
O'Reilly Automotive, Inc. *	119,208	99,797,361
Pool Corp.	74,275	22,596,683
Ross Stores, Inc.	654,853	62,662,884
Target Corp.	867,054	142,413,620
The Home Depot, Inc.	1,921,638	569,054,661
The TJX Cos., Inc.	2,190,858	157,960,862
Tractor Supply Co.	207,454	45,592,166
Ulta Beauty, Inc. *	96,856	40,618,501
		3,551,701,395

Semiconductors & Semiconductor Equipment 4.7%
Advanced Micro Devices, Inc. *	3,018,117	181,268,107
Analog Devices, Inc.	971,651	138,576,866
Applied Materials, Inc.	1,626,309	143,586,822
Broadcom, Inc.	754,969	354,926,026
Enphase Energy, Inc. *	253,389	77,790,423
Intel Corp.	7,676,487	218,242,525
KLA Corp.	265,249	83,938,046
Lam Research Corp.	256,125	103,674,277
Microchip Technology, Inc.	1,034,259	63,855,151
Micron Technology, Inc.	2,062,431	111,577,517
Monolithic Power Systems, Inc.	83,162	28,229,341
NVIDIA Corp.	4,681,668	631,884,730
NXP Semiconductors N.V.	491,383	71,781,229
ON Semiconductor Corp. *	810,232	49,772,552
Qorvo, Inc. *	191,995	16,526,930
QUALCOMM, Inc.	2,099,588	247,037,524
Skyworks Solutions, Inc.	299,393	25,750,792
SolarEdge Technologies, Inc. *	104,306	23,993,509
Teradyne, Inc.	293,936	23,911,693
Texas Instruments, Inc.	1,708,116	274,374,673
		2,870,698,733

Software & Services 12.7%
Accenture plc, Class A	1,182,673	335,760,865
Adobe, Inc. *	874,973	278,678,900
Akamai Technologies, Inc. *	296,574	26,196,381
ANSYS, Inc. *	162,790	36,002,636
Autodesk, Inc. *	406,360	87,082,948
Automatic Data Processing, Inc.	776,898	187,776,247
Broadridge Financial Solutions, Inc.	218,834	32,838,230
Cadence Design Systems, Inc. *	512,319	77,559,973
Ceridian HCM Holding, Inc. *	284,748	18,847,470
Cognizant Technology Solutions Corp., Class A	969,370	60,343,283
DXC Technology Co. *	427,773	12,298,474
EPAM Systems, Inc. *	107,223	37,528,050
Fidelity National Information Services, Inc.	1,136,750	94,338,882
Fiserv, Inc. *	1,195,838	122,860,396
FleetCor Technologies, Inc. *	140,550	26,159,166
Fortinet, Inc. *	1,224,626	69,999,622
Gartner, Inc. *	147,810	44,626,795
Global Payments, Inc.	518,790	59,276,945
International Business Machines Corp.	1,688,670	233,526,174
Intuit, Inc.	527,369	225,450,247
Jack Henry & Associates, Inc.	135,832	27,038,718
Mastercard, Inc., Class A	1,595,261	523,532,755
Microsoft Corp.	13,944,006	3,236,822,113
NortonLifeLock, Inc.	1,109,996	25,008,210
Oracle Corp.	2,839,915	221,712,164
Paychex, Inc.	599,583	70,936,665
Paycom Software, Inc. *	90,950	31,468,700
PayPal Holdings, Inc. *	2,162,277	180,723,112
PTC, Inc. *	196,713	23,178,693

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Roper Technologies, Inc.	198,301	82,203,697
Salesforce, Inc. *	1,860,280	302,462,925
ServiceNow, Inc. *	377,653	158,893,723
Synopsys, Inc. *	286,116	83,703,236
Tyler Technologies, Inc. *	77,866	25,176,414
VeriSign, Inc. *	174,654	35,011,141
Visa, Inc., Class A	3,056,991	633,286,256
		7,728,310,206

Technology Hardware & Equipment 8.8%
Amphenol Corp., Class A	1,112,181	84,336,685
Apple Inc.	28,244,698	4,331,041,991
Arista Networks, Inc. *	460,038	55,600,193
CDW Corp.	252,820	43,689,824
Cisco Systems, Inc.	7,742,811	351,755,904
Corning, Inc.	1,421,601	45,732,904
F5, Inc. *	110,747	15,826,854
Hewlett Packard Enterprise Co.	2,431,102	34,691,825
HP, Inc.	1,700,377	46,964,413
Juniper Networks, Inc.	602,018	18,421,751
Keysight Technologies, Inc. *	335,974	58,509,872
Motorola Solutions, Inc.	312,226	77,965,953
NetApp, Inc.	411,600	28,511,532
Seagate Technology Holdings plc	365,759	18,163,592
TE Connectivity Ltd.	598,278	73,127,520
Teledyne Technologies, Inc. *	87,577	34,853,894
Trimble, Inc. *	463,985	27,913,338
Western Digital Corp. *	584,502	20,089,334
Zebra Technologies Corp., Class A *	97,029	27,480,553
		5,394,677,932

Telecommunication Services 1.2%
AT&T, Inc.	13,324,096	242,898,270
Lumen Technologies, Inc.	1,772,767	13,047,565
T-Mobile US, Inc. *	1,125,646	170,602,908
Verizon Communications, Inc.	7,852,359	293,442,656
		719,991,399

Transportation 1.7%
Alaska Air Group, Inc. *	237,505	10,559,472
American Airlines Group, Inc. *	1,215,633	17,237,676
C.H. Robinson Worldwide, Inc.	232,246	22,695,079
CSX Corp.	4,003,360	116,337,642
Delta Air Lines, Inc. *	1,198,575	40,667,650
Expeditors International of Washington, Inc.	306,169	29,958,637
FedEx Corp.	447,304	71,693,885
JB Hunt Transport Services, Inc.	155,109	26,534,497
Norfolk Southern Corp.	439,159	100,158,993
Old Dominion Freight Line, Inc.	171,457	47,082,092
Southwest Airlines Co. *	1,107,805	40,268,712
Union Pacific Corp.	1,167,587	230,178,101
United Airlines Holdings, Inc. *	611,594	26,347,469
SECURITY	NUMBER OF SHARES	VALUE ($)
United Parcel Service, Inc., Class B	1,367,951	229,501,139
		1,009,221,044

Utilities 3.0%
Alliant Energy Corp.	470,604	24,551,411
Ameren Corp.	483,103	39,382,556
American Electric Power Co., Inc.	960,699	84,464,656
American Water Works Co., Inc.	339,494	49,342,058
Atmos Energy Corp.	262,055	27,921,960
CenterPoint Energy, Inc.	1,179,452	33,744,122
CMS Energy Corp.	541,406	30,887,212
Consolidated Edison, Inc.	664,019	58,407,111
Constellation Energy Corp.	610,235	57,691,617
Dominion Energy, Inc.	1,556,082	108,879,057
DTE Energy Co.	362,152	40,600,861
Duke Energy Corp.	1,439,571	134,139,226
Edison International	712,600	42,784,504
Entergy Corp.	380,335	40,749,092
Evergy, Inc.	429,171	26,235,223
Eversource Energy	646,776	49,336,073
Exelon Corp.	1,855,471	71,602,626
FirstEnergy Corp.	1,014,697	38,264,224
NextEra Energy, Inc.	3,673,570	284,701,675
NiSource, Inc.	759,802	19,519,313
NRG Energy, Inc.	437,620	19,430,328
PG&E Corp. *	3,014,434	45,005,500
Pinnacle West Capital Corp.	210,365	14,138,632
PPL Corp.	1,378,573	36,518,399
Public Service Enterprise Group, Inc.	933,885	52,362,932
Sempra Energy	587,728	88,711,664
The AES Corp.	1,250,130	32,703,401
The Southern Co.	1,987,464	130,139,143
WEC Energy Group, Inc.	588,996	53,793,005
Xcel Energy, Inc.	1,023,703	66,653,302
		1,802,660,883
Total Common Stocks (Cost $30,115,261,432)		60,838,061,696
Total Investments in Securities (Cost $30,115,261,432)		60,838,061,696

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/16/22	1,188	230,650,200	8,073,980

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2022:
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.4% OF NET ASSETS

Diversified Financials 0.4%
The Charles Schwab Corp.	$210,537,870	$21,918,562	($445,373)	($5,215)	($5,452,567)	$226,553,277	2,843,646	$2,159,346

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$60,838,061,696	$—	$—	$60,838,061,696
Futures Contracts[2]	8,073,980	—	—	8,073,980
Total	$60,846,135,676	$—	$—	$60,846,135,676

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.

Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $92,203,920)		$226,553,277
Investments in securities, at value - unaffiliated (cost $30,023,057,512)		60,611,508,419
Cash		344,194,263
Deposit with broker for futures contracts		18,900,000
Receivables:
Fund shares sold		59,214,222
Dividends		44,815,579
Income from securities on loan	+	1,200
Total assets		61,305,186,960
Liabilities
Payables:
Investments bought		152,291,357
Fund shares redeemed		82,061,073
Variation margin on futures contracts		1,560,103
Investment adviser fees	+	930,633
Total liabilities		236,843,166
Net assets		$61,068,343,794
Net Assets by Source
Capital received from investors		$30,062,293,837
Total distributable earnings	+	31,006,049,957
Net assets		$61,068,343,794

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$61,068,343,794		1,017,497,203		$60.02

Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $222,410)		$977,922,706
Dividends received from securities - affiliated		2,159,346
Interest received from securities - unaffiliated		1,283,070
Securities on loan, net	+	22,236
Total investment income		981,387,358
Expenses
Investment adviser fees		12,965,469
Proxy fees[1]	+	1,474,631
Total expenses	–	14,440,100
Net investment income		966,947,258
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(5,215)
Net realized losses on sales of securities - unaffiliated		(116,133,262)
Net realized losses on futures contracts	+	(46,274,693)
Net realized losses		(162,413,170)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(5,452,567)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(11,085,028,625)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(6,755,572)
Net change in unrealized appreciation (depreciation)	+	(11,097,236,764)
Net realized and unrealized losses		(11,259,649,934)
Decrease in net assets resulting from operations		($10,292,702,676)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$966,947,258	$819,770,960
Net realized gains (losses)		(162,413,170)	171,562,608
Net change in unrealized appreciation (depreciation)	+	(11,097,236,764)	18,463,816,059
Increase (decrease) in net assets resulting from operations		($10,292,702,676)	$19,455,149,627
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($892,809,698)	($913,293,066)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		210,459,089	$13,861,852,248	196,724,074	$12,273,054,924
Shares reinvested		10,113,772	728,899,804	13,207,873	748,622,260
Shares redeemed	+	(149,593,128)	(9,738,121,330)	(133,977,878)	(8,346,566,792)
Net transactions in fund shares		70,979,733	$4,852,630,722	75,954,069	$4,675,110,392
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		946,517,470	$67,401,225,446	870,563,401	$44,184,258,493
Total increase (decrease)	+	70,979,733	(6,332,881,652)	75,954,069	23,216,966,953
End of period		1,017,497,203	$61,068,343,794	946,517,470	$67,401,225,446

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$102.69	$73.73	$68.68	$64.19	$62.61
Income (loss) from investment operations:
Net investment income (loss)[1]	1.29	1.24	1.38	1.38	1.18
Net realized and unrealized gains (losses)	(18.14)	30.02	5.81	6.73	3.05
Total from investment operations	(16.85)	31.26	7.19	8.11	4.23
Less distributions:
Distributions from net investment income	(1.23)	(1.42)	(1.29)	(1.28)	(1.10)
Distributions from net realized gains	(0.58)	(0.88)	(0.85)	(2.34)	(1.55)
Total distributions	(1.81)	(2.30)	(2.14)	(3.62)	(2.65)
Net asset value at end of period	$84.03	$102.69	$73.73	$68.68	$64.19
Total return	(16.73%)	43.16%	10.60%	14.20%	6.84%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05% [2]	0.05%	0.05%	0.05%	0.05%
Net investment income (loss)	1.40%	1.36%	1.97%	2.15%	1.82%
Portfolio turnover rate	2% [3]	5% [3]	4%	5%	4%
Net assets, end of period (x 1,000,000)	$11,888	$14,222	$9,774	$9,346	$7,909

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 2.2%
Aptiv plc *	88,348	8,045,852
Autoliv, Inc.	25,769	2,070,539
BorgWarner, Inc.	76,930	2,887,183
Ford Motor Co.	1,289,595	17,241,885
General Motors Co.	476,059	18,685,316
Gentex Corp.	77,278	2,047,094
Harley-Davidson, Inc.	43,452	1,868,436
Lear Corp.	19,253	2,670,584
Lucid Group, Inc. *(a)	191,372	2,734,706
Rivian Automotive, Inc., Class A *	178,128	6,229,136
Tesla, Inc. *	869,582	197,864,688
Thor Industries, Inc.	17,868	1,455,706
		263,801,125

Banks 4.0%
Bank of America Corp.	2,282,382	82,257,047
Bank OZK	35,969	1,545,948
BOK Financial Corp.	9,558	1,053,196
Cadence Bank	59,396	1,642,299
Citigroup, Inc.	632,223	28,993,747
Citizens Financial Group, Inc.	161,661	6,611,935
Comerica, Inc.	42,559	3,000,409
Commerce Bancshares, Inc.	35,445	2,510,924
Cullen/Frost Bankers, Inc.	20,943	3,247,212
East West Bancorp, Inc.	45,840	3,280,769
Essent Group Ltd.	35,671	1,411,858
F.N.B. Corp.	114,430	1,653,513
Fifth Third Bancorp	223,616	7,980,855
First Citizens BancShares, Inc., Class A	4,312	3,544,981
First Financial Bankshares, Inc.	42,182	1,623,585
First Horizon Corp.	175,717	4,306,824
First Interstate BancSystem, Inc., Class A	29,610	1,350,512
First Republic Bank	59,762	7,177,416
Glacier Bancorp, Inc.	36,125	2,069,240
Home BancShares, Inc.	62,038	1,581,349
Huntington Bancshares, Inc.	471,347	7,155,047
JPMorgan Chase & Co.	957,436	120,522,044
KeyCorp	303,910	5,430,872
M&T Bank Corp.	57,376	9,660,397
MGIC Investment Corp.	98,427	1,343,529
New York Community Bancorp, Inc.	153,235	1,426,618
Old National Bancorp	95,535	1,868,665
Pinnacle Financial Partners, Inc.	25,092	2,082,385
Popular, Inc.	24,436	1,728,114
Prosperity Bancshares, Inc.	29,960	2,144,237
Regions Financial Corp.	304,749	6,689,241
ServisFirst Bancshares, Inc.	15,982	1,203,924
Signature Bank	20,442	3,240,670
SouthState Corp.	24,727	2,236,063
SVB Financial Group *	19,238	4,443,208
Synovus Financial Corp.	47,027	1,874,026
SECURITY	NUMBER OF SHARES	VALUE ($)
The PNC Financial Services Group, Inc.	133,950	21,677,128
Truist Financial Corp.	433,254	19,405,447
U.S. Bancorp	441,633	18,747,321
UMB Financial Corp.	14,165	1,178,811
United Bankshares, Inc.	43,908	1,859,504
Valley National Bancorp	137,143	1,627,887
Webster Financial Corp.	57,341	3,111,323
Wells Fargo & Co.	1,238,401	56,954,062
Western Alliance Bancorp	35,470	2,382,520
Wintrust Financial Corp.	19,780	1,851,804
Zions Bancorp NA	49,477	2,569,835
		471,258,301

Capital Goods 6.1%
3M Co.	180,747	22,736,165
A.O. Smith Corp.	41,669	2,282,628
Acuity Brands, Inc.	10,678	1,960,160
Advanced Drainage Systems, Inc.	20,966	2,429,540
AECOM	45,526	3,427,197
AGCO Corp.	20,208	2,509,227
Allegion plc	28,759	3,013,080
AMETEK, Inc.	75,058	9,732,020
Axon Enterprise, Inc. *	22,044	3,206,079
Bloom Energy Corp., Class A *	57,569	1,077,116
Builders FirstSource, Inc. *	51,004	3,144,907
BWX Technologies, Inc.	29,879	1,702,505
Carlisle Cos., Inc.	16,831	4,019,243
Carrier Global Corp.	275,037	10,935,471
Caterpillar, Inc.	172,342	37,305,149
ChargePoint Holdings, Inc. *(a)	84,637	1,183,225
Chart Industries, Inc. *	11,679	2,603,016
Crane Holdings Co.	15,679	1,573,231
Cummins, Inc.	46,016	11,251,372
Curtiss-Wright Corp.	12,541	2,104,756
Deere & Co.	90,800	35,940,456
Donaldson Co., Inc.	40,632	2,334,308
Dover Corp.	46,783	6,114,070
Eaton Corp. plc	130,116	19,526,508
EMCOR Group, Inc.	16,055	2,265,360
Emerson Electric Co.	193,224	16,733,198
Evoqua Water Technologies Corp. *	39,594	1,551,293
Fastenal Co.	187,755	9,074,199
Fortive Corp.	116,194	7,424,797
Fortune Brands Home & Security, Inc.	41,852	2,524,513
Generac Holdings, Inc. *	20,737	2,403,626
General Dynamics Corp.	73,398	18,334,820
General Electric Co.	358,119	27,865,239
Graco, Inc.	55,441	3,857,585
HEICO Corp.	12,866	2,092,526
HEICO Corp., Class A	22,829	2,906,132
Hexcel Corp.	27,397	1,526,013
Honeywell International, Inc.	219,913	44,866,650
Howmet Aerospace, Inc.	120,763	4,293,125
Hubbell, Inc.	17,438	4,141,176
Huntington Ingalls Industries, Inc.	13,066	3,358,877
IDEX Corp.	24,633	5,476,162

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Illinois Tool Works, Inc.	92,018	19,648,604
Ingersoll Rand, Inc.	131,694	6,650,547
ITT, Inc.	27,189	2,076,968
Johnson Controls International plc	225,026	13,015,504
L3Harris Technologies, Inc.	62,471	15,397,227
Lennox International, Inc.	10,522	2,457,624
Lincoln Electric Holdings, Inc.	18,801	2,669,742
Lockheed Martin Corp.	77,019	37,483,607
Masco Corp.	73,638	3,407,230
MasTec, Inc. *	19,359	1,492,192
MDU Resources Group, Inc.	66,130	1,883,382
Nordson Corp.	17,697	3,981,825
Northrop Grumman Corp.	47,468	26,060,407
nVent Electric plc	54,686	1,996,039
Oshkosh Corp.	21,236	1,868,768
Otis Worldwide Corp.	137,316	9,700,002
Owens Corning	31,289	2,678,651
PACCAR, Inc.	113,489	10,989,140
Parker-Hannifin Corp.	41,899	12,176,687
Parsons Corp. *	10,807	506,632
Pentair plc	54,001	2,319,343
Plug Power, Inc. *	169,236	2,704,391
Quanta Services, Inc.	46,771	6,643,353
Raytheon Technologies Corp.	481,802	45,684,466
RBC Bearings, Inc. *	9,507	2,410,310
Regal Rexnord Corp.	21,695	2,745,285
Rockwell Automation, Inc.	37,727	9,631,703
Sensata Technologies Holding plc	50,322	2,023,448
SiteOne Landscape Supply, Inc. *	14,826	1,717,889
Snap-on, Inc.	17,359	3,854,566
Stanley Black & Decker, Inc.	48,259	3,787,849
Sunrun, Inc. *	69,213	1,557,985
Textron, Inc.	69,062	4,726,603
The Boeing Co. *	182,282	25,977,008
The Middleby Corp. *	17,694	2,474,683
The Timken Co.	21,865	1,558,756
The Toro Co.	33,978	3,582,301
Trane Technologies plc	75,718	12,086,864
TransDigm Group, Inc.	16,839	9,695,223
Trex Co., Inc. *	35,957	1,729,172
UFP Industries, Inc.	20,143	1,434,786
United Rentals, Inc. *	22,860	7,217,131
Univar Solutions, Inc. *	54,393	1,385,934
Valmont Industries, Inc.	6,963	2,222,729
Vertiv Holdings Co.	99,551	1,424,575
W.W. Grainger, Inc.	14,743	8,615,072
Watsco, Inc.	10,829	2,934,226
WESCO International, Inc. *	14,563	2,006,345
Westinghouse Air Brake Technologies Corp.	59,247	5,526,560
WillScot Mobile Mini Holdings Corp. *	69,747	2,966,340
Woodward, Inc.	19,749	1,810,983
Xylem, Inc.	58,718	6,014,485
Zurn Water Solutions Corp.	47,551	1,116,973
		720,534,835

Commercial & Professional Services 1.1%
ASGN, Inc. *	16,586	1,406,161
Booz Allen Hamilton Holding Corp.	43,342	4,717,777
CACI International, Inc., Class A *	7,688	2,337,383
Casella Waste Systems, Inc., Class A *	16,536	1,352,810
Cintas Corp.	28,102	12,015,010
Clarivate plc *	140,745	1,453,896
Clean Harbors, Inc. *	16,507	2,021,447
Copart, Inc. *	69,722	8,019,424
CoStar Group, Inc. *	129,274	10,693,545
Driven Brands Holdings, Inc. *	17,974	574,809
SECURITY	NUMBER OF SHARES	VALUE ($)
Dun & Bradstreet Holdings, Inc.	70,789	909,639
Equifax, Inc.	39,878	6,760,916
Exponent, Inc.	16,538	1,575,410
FTI Consulting, Inc. *	11,303	1,759,086
IAA, Inc. *	43,310	1,642,748
Insperity, Inc.	11,710	1,382,014
Jacobs Solutions, Inc.	41,730	4,808,131
KBR, Inc.	45,175	2,248,360
Leidos Holdings, Inc.	44,485	4,519,231
MSA Safety, Inc.	12,118	1,626,720
Republic Services, Inc.	67,166	8,907,555
Robert Half International, Inc.	35,630	2,724,270
Rollins, Inc.	75,436	3,174,347
Science Applications International Corp.	18,220	1,973,955
Stericycle, Inc. *	29,791	1,328,083
Tetra Tech, Inc.	17,323	2,447,393
TransUnion	63,137	3,742,130
TriNet Group, Inc. *	11,827	768,518
Verisk Analytics, Inc.	51,146	9,351,023
Waste Management, Inc.	122,808	19,449,103
		125,690,894

Consumer Durables & Apparel 0.9%
Brunswick Corp.	24,452	1,728,023
Capri Holdings Ltd. *	45,089	2,059,666
Columbia Sportswear Co.	11,637	866,957
Crocs, Inc. *	20,274	1,434,386
D.R. Horton, Inc.	103,358	7,946,163
Deckers Outdoor Corp. *	8,666	3,032,493
Garmin Ltd.	50,270	4,425,771
Hasbro, Inc.	42,303	2,760,271
Leggett & Platt, Inc.	43,871	1,480,646
Lennar Corp., Class A	82,952	6,694,226
Lululemon Athletica, Inc. *	37,956	12,489,042
Mattel, Inc. *	115,874	2,196,971
Mohawk Industries, Inc. *	17,384	1,647,134
Newell Brands, Inc.	123,952	1,711,777
NIKE, Inc., Class B	412,438	38,224,754
NVR, Inc. *	1,003	4,250,463
Polaris, Inc.	18,384	1,867,814
PulteGroup, Inc.	75,744	3,029,003
Skechers U.S.A., Inc., Class A *	44,306	1,525,456
Tapestry, Inc.	82,583	2,616,229
Tempur Sealy International, Inc.	56,742	1,525,792
Toll Brothers, Inc.	34,931	1,504,828
TopBuild Corp. *	10,503	1,786,980
VF Corp.	107,903	3,048,260
Whirlpool Corp.	17,810	2,462,054
		112,315,159

Consumer Services 2.2%
ADT, Inc.	69,869	591,092
Airbnb, Inc., Class A *	130,387	13,939,674
Aramark	84,397	3,080,491
Booking Holdings, Inc. *	12,965	24,237,808
Boyd Gaming Corp.	26,622	1,537,687
Caesars Entertainment, Inc. *	69,957	3,059,220
Carnival Corp. *	321,366	2,911,576
Chipotle Mexican Grill, Inc. *	9,071	13,591,351
Choice Hotels International, Inc.	9,523	1,236,466
Churchill Downs, Inc.	10,858	2,257,487
Darden Restaurants, Inc.	40,066	5,735,047
Domino’s Pizza, Inc.	11,670	3,877,241
DraftKings, Inc., Class A *	146,478	2,314,352
Expedia Group, Inc. *	49,520	4,628,634

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
H&R Block, Inc.	52,270	2,150,911
Hilton Grand Vacations, Inc. *	26,584	1,043,156
Hilton Worldwide Holdings, Inc.	89,625	12,122,678
Hyatt Hotels Corp., Class A *	16,401	1,545,138
Las Vegas Sands Corp. *	107,433	4,083,528
Marriott International, Inc., Class A	90,108	14,427,192
Marriott Vacations Worldwide Corp.	12,849	1,898,568
McDonald’s Corp.	240,137	65,475,754
MGM Resorts International	106,679	3,794,572
Norwegian Cruise Line Holdings Ltd. *	137,825	2,327,864
Penn Entertainment, Inc. *	51,730	1,712,263
Planet Fitness, Inc., Class A *	27,678	1,812,355
Royal Caribbean Cruises Ltd. *	71,618	3,822,969
Scientific Games Corp., Class A *	30,572	1,716,312
Service Corp. International	51,319	3,110,445
Starbucks Corp.	374,575	32,434,449
Texas Roadhouse, Inc.	21,891	2,166,115
The Wendy's Co.	55,855	1,160,667
Vail Resorts, Inc.	13,080	2,866,220
Wyndham Hotels & Resorts, Inc.	29,447	2,235,911
Wynn Resorts Ltd. *	33,682	2,152,280
Yum! Brands, Inc.	92,722	10,964,377
		258,021,850

Diversified Financials 5.4%
Affiliated Managers Group, Inc.	12,345	1,532,755
AGNC Investment Corp.	172,161	1,415,163
Ally Financial, Inc.	100,677	2,774,658
American Express Co.	195,851	29,074,081
Ameriprise Financial, Inc.	35,353	10,928,319
Annaly Capital Management, Inc.	140,702	2,610,022
Apollo Global Management, Inc.	141,864	7,853,591
Ares Management Corp., Class A	50,605	3,837,377
Berkshire Hathaway, Inc., Class B *	589,217	173,872,045
BlackRock, Inc.	49,251	31,811,713
Blackstone Mortgage Trust, Inc., Class A	55,475	1,384,656
Blackstone, Inc.	229,207	20,889,926
Blue Owl Capital, Inc.	109,654	1,098,733
Capital One Financial Corp.	125,366	13,291,303
Cboe Global Markets, Inc.	34,526	4,298,487
CME Group, Inc.	117,379	20,341,781
Coinbase Global, Inc., Class A *(a)	51,423	3,406,774
Credit Acceptance Corp. *	1,984	923,790
Discover Financial Services	89,270	9,325,144
Equitable Holdings, Inc.	113,675	3,480,729
FactSet Research Systems, Inc.	12,363	5,260,333
Franklin Resources, Inc.	93,409	2,190,441
Interactive Brokers Group, Inc., Class A	33,618	2,694,483
Intercontinental Exchange, Inc.	182,424	17,434,262
Invesco Ltd.	148,360	2,272,875
Jefferies Financial Group, Inc.	60,720	2,089,375
KKR & Co., Inc.	188,348	9,159,363
LPL Financial Holdings, Inc.	26,075	6,666,074
MarketAxess Holdings, Inc.	12,231	2,984,853
Moody's Corp.	51,594	13,665,703
Morgan Stanley	437,256	35,929,326
Morningstar, Inc.	8,194	1,902,483
MSCI, Inc.	26,241	12,303,355
Nasdaq, Inc.	110,902	6,902,540
Northern Trust Corp.	67,905	5,727,787
OneMain Holdings, Inc.	40,268	1,552,734
Raymond James Financial, Inc.	63,284	7,476,372
Rithm Capital Corp.	154,262	1,300,429
Robinhood Markets, Inc., Class A *	164,446	1,920,729
S&P Global, Inc.	111,253	35,740,026
SECURITY	NUMBER OF SHARES	VALUE ($)
SEI Investments Co.	33,405	1,813,892
SoFi Technologies, Inc. *	264,905	1,441,083
Starwood Property Trust, Inc.	100,255	2,071,268
State Street Corp.	119,865	8,870,010
Stifel Financial Corp.	34,901	2,159,325
Synchrony Financial	157,366	5,595,935
T. Rowe Price Group, Inc.	73,795	7,834,077
The Bank of New York Mellon Corp.	240,501	10,127,497
The Carlyle Group, Inc.	70,775	2,001,517
The Charles Schwab Corp. (b)	496,197	39,532,015
The Goldman Sachs Group, Inc.	111,437	38,391,161
Tradeweb Markets, Inc., Class A	35,315	1,945,150
Voya Financial, Inc.	31,957	2,184,581
		643,292,101

Energy 5.3%
Antero Resources Corp. *	92,082	3,375,726
APA Corp.	106,740	4,852,400
Baker Hughes Co.	330,621	9,144,977
ChampionX Corp.	66,345	1,898,794
Cheniere Energy, Inc.	81,577	14,390,999
Chesapeake Energy Corp.	31,597	3,231,425
Chevron Corp.	587,832	106,338,809
Chord Energy Corp.	13,550	2,074,369
Civitas Resources, Inc.	16,937	1,184,066
Comstock Resources, Inc. *	29,735	558,423
ConocoPhillips	415,454	52,384,595
Continental Resources, Inc.	17,837	1,319,403
Coterra Energy, Inc.	260,071	8,096,010
Denbury, Inc. *	16,235	1,484,041
Devon Energy Corp.	213,734	16,532,325
Diamondback Energy, Inc.	58,072	9,123,692
DTE Midstream LLC *	31,576	1,885,087
EOG Resources, Inc.	191,255	26,110,133
EQT Corp.	121,072	5,065,652
Exxon Mobil Corp.	1,360,664	150,775,178
Halliburton Co.	296,191	10,787,276
Helmerich & Payne, Inc.	34,416	1,703,936
Hess Corp.	90,960	12,832,637
HF Sinclair Corp.	47,503	2,905,759
Kinder Morgan, Inc.	647,926	11,740,419
Magnolia Oil & Gas Corp., Class A	54,893	1,409,652
Marathon Oil Corp.	221,304	6,738,707
Marathon Petroleum Corp.	162,758	18,492,564
Matador Resources Co.	36,679	2,437,320
Murphy Oil Corp.	47,728	2,315,285
New Fortress Energy, Inc.	15,611	859,698
NOV, Inc.	128,461	2,877,526
Occidental Petroleum Corp.	243,261	17,660,749
ONEOK, Inc.	145,544	8,633,670
Ovintiv, Inc.	83,110	4,209,521
PBF Energy, Inc., Class A	35,124	1,554,237
PDC Energy, Inc.	31,468	2,270,102
Phillips 66	157,081	16,381,977
Pioneer Natural Resources Co.	77,883	19,969,980
Range Resources Corp.	80,971	2,306,054
Schlumberger N.V.	461,622	24,018,193
SM Energy Co.	40,061	1,801,944
Southwestern Energy Co. *	364,076	2,523,047
Targa Resources Corp.	74,027	5,061,226
Texas Pacific Land Corp.	2,022	4,658,425
The Williams Cos., Inc.	397,987	13,026,115
Valero Energy Corp.	128,630	16,149,496
		635,151,619

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Food & Staples Retailing 1.5%
Albertsons Cos., Inc., Class A	52,139	1,069,371
BJ's Wholesale Club Holdings, Inc. *	44,240	3,424,176
Casey's General Stores, Inc.	12,222	2,844,182
Costco Wholesale Corp.	144,625	72,529,438
Performance Food Group Co. *	50,859	2,646,702
Sysco Corp.	166,423	14,405,575
The Kroger Co.	212,167	10,033,377
U.S. Foods Holding Corp. *	66,632	1,982,968
Walgreens Boots Alliance, Inc.	233,795	8,533,518
Walmart, Inc.	465,340	66,231,842
		183,701,149

Food, Beverage & Tobacco 3.5%
Altria Group, Inc.	588,035	27,208,379
Archer-Daniels-Midland Co.	183,072	17,754,323
Brown-Forman Corp., Class B	59,521	4,047,428
Bunge Ltd.	49,645	4,899,961
Campbell Soup Co.	65,667	3,474,441
Celsius Holdings, Inc. *	12,988	1,182,947
Conagra Brands, Inc.	156,598	5,747,147
Constellation Brands, Inc., Class A	52,029	12,855,325
Darling Ingredients, Inc. *	52,239	4,099,717
Flowers Foods, Inc.	62,916	1,806,318
General Mills, Inc.	194,698	15,883,463
Hormel Foods Corp.	94,751	4,401,184
Ingredion, Inc.	21,270	1,895,582
Kellogg Co.	83,234	6,394,036
Keurig Dr Pepper, Inc.	277,796	10,789,597
Lamb Weston Holdings, Inc.	46,752	4,030,957
Lancaster Colony Corp.	6,463	1,165,150
McCormick & Co., Inc. - Non Voting Shares	81,984	6,447,222
Molson Coors Beverage Co., Class B	61,580	3,105,479
Mondelez International, Inc., Class A	447,503	27,512,484
Monster Beverage Corp. *	125,694	11,780,042
National Beverage Corp.	7,583	359,586
PepsiCo, Inc.	450,473	81,796,887
Philip Morris International, Inc.	506,083	46,483,724
Pilgrim's Pride Corp. *	14,119	325,443
Post Holdings, Inc. *	17,618	1,593,020
Seaboard Corp.	83	310,950
The Coca-Cola Co.	1,270,431	76,035,295
The Hershey Co.	47,952	11,449,499
The JM Smucker Co.	34,810	5,244,475
The Kraft Heinz Co.	260,323	10,014,626
Tyson Foods, Inc., Class A	94,718	6,473,975
		416,568,662

Health Care Equipment & Services 6.3%
Abbott Laboratories	571,796	56,573,496
ABIOMED, Inc. *	14,808	3,732,801
Acadia Healthcare Co., Inc. *	29,743	2,418,106
agilon health, Inc. *	64,395	1,278,241
Align Technology, Inc. *	23,708	4,606,464
AmerisourceBergen Corp.	50,634	7,960,677
AMN Healthcare Services, Inc. *	14,076	1,766,538
Baxter International, Inc.	164,370	8,933,509
Becton, Dickinson & Co.	93,135	21,977,066
Boston Scientific Corp. *	467,614	20,158,840
Cardinal Health, Inc.	88,713	6,733,317
Centene Corp. *	186,709	15,894,537
Chemed Corp.	4,872	2,274,591
Cigna Corp.	99,654	32,194,221
CVS Health Corp.	428,670	40,595,049
SECURITY	NUMBER OF SHARES	VALUE ($)
DaVita, Inc. *	18,181	1,327,395
Dentsply Sirona, Inc.	70,749	2,180,484
DexCom, Inc. *	128,134	15,476,025
Edwards Lifesciences Corp. *	202,550	14,670,696
Elevance Health, Inc.	78,377	42,854,192
Encompass Health Corp.	32,284	1,757,541
Envista Holdings Corp. *	53,744	1,774,089
Globus Medical, Inc., Class A *	24,993	1,674,531
Guardant Health, Inc. *	33,136	1,640,232
HCA Healthcare, Inc.	70,324	15,293,360
HealthEquity, Inc. *	27,381	2,133,254
Henry Schein, Inc. *	44,334	3,035,106
Hologic, Inc. *	81,305	5,512,479
Humana, Inc.	41,332	23,066,563
IDEXX Laboratories, Inc. *	27,206	9,785,454
Inspire Medical Systems, Inc. *	8,947	1,744,218
Insulet Corp. *	22,604	5,850,141
Intuitive Surgical, Inc. *	116,645	28,749,493
iRhythm Technologies, Inc. *	9,810	1,250,677
Laboratory Corp. of America Holdings	29,554	6,556,850
Lantheus Holdings, Inc. *	22,460	1,661,815
LHC Group, Inc. *	10,053	1,679,856
Masimo Corp. *	15,738	2,071,121
McKesson Corp.	46,936	18,275,470
Medtronic plc	433,865	37,893,769
Molina Healthcare, Inc. *	18,995	6,816,546
Novocure Ltd. *	29,197	2,063,060
Oak Street Health, Inc. *	37,805	764,795
Omnicell, Inc. *	14,509	1,121,836
Option Care Health, Inc. *	50,500	1,528,130
Penumbra, Inc. *	12,346	2,116,969
Premier, Inc., Class A	38,461	1,341,520
Privia Health Group, Inc. *	16,001	535,713
Quest Diagnostics, Inc.	38,035	5,463,728
QuidelOrtho Corp. *	17,696	1,589,455
R1 RCM, Inc. *	44,028	777,534
ResMed, Inc.	47,780	10,687,908
Shockwave Medical, Inc. *	11,745	3,443,047
Signify Health, Inc., Class A *	22,500	657,675
STAAR Surgical Co. *	15,532	1,100,753
STERIS plc	32,595	5,625,245
Stryker Corp.	109,977	25,211,127
Teladoc Health, Inc. *	52,207	1,547,415
Teleflex, Inc.	15,276	3,277,619
Tenet Healthcare Corp. *	34,966	1,551,092
The Cooper Cos., Inc.	16,185	4,424,817
The Ensign Group, Inc.	18,065	1,621,876
UnitedHealth Group, Inc.	305,404	169,545,031
Universal Health Services, Inc., Class B	21,411	2,480,893
Veeva Systems, Inc., Class A *	45,659	7,667,972
Zimmer Biomet Holdings, Inc.	68,605	7,776,377
		745,750,397

Household & Personal Products 1.4%
Church & Dwight Co., Inc.	79,517	5,894,595
Colgate-Palmolive Co.	272,300	20,106,632
Coty, Inc., Class A *	119,241	800,107
Kimberly-Clark Corp.	110,164	13,711,011
Olaplex Holdings, Inc. *	27,559	121,260
Reynolds Consumer Products, Inc.	17,599	537,474
The Clorox Co.	40,131	5,860,731
The Estee Lauder Cos., Inc., Class A	75,764	15,189,924
The Procter & Gamble Co.	780,146	105,062,262
		167,283,996

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Insurance 2.4%
Aflac, Inc.	187,828	12,229,481
American Financial Group, Inc.	22,830	3,312,861
American International Group, Inc.	248,390	14,158,230
Aon plc, Class A	68,862	19,383,964
Arch Capital Group Ltd. *	120,784	6,945,080
Arthur J. Gallagher & Co.	68,624	12,838,178
Assurant, Inc.	17,269	2,346,166
Axis Capital Holdings Ltd.	25,175	1,376,317
Brown & Brown, Inc.	76,344	4,488,264
Chubb Ltd.	136,314	29,292,516
Cincinnati Financial Corp.	52,022	5,374,913
CNA Financial Corp.	8,422	351,197
Erie Indemnity Co., Class A	8,115	2,085,636
Everest Re Group Ltd.	12,868	4,151,989
Fidelity National Financial, Inc.	90,212	3,552,549
First American Financial Corp.	33,953	1,711,231
Globe Life, Inc.	29,671	3,427,594
Kinsale Capital Group, Inc.	7,044	2,220,058
Lincoln National Corp.	50,488	2,719,789
Loews Corp.	65,434	3,731,047
Markel Corp. *	4,410	5,318,901
Marsh & McLennan Cos., Inc.	162,914	26,308,982
MetLife, Inc.	218,972	16,030,940
Old Republic International Corp.	93,154	2,162,104
Primerica, Inc.	12,334	1,784,730
Principal Financial Group, Inc.	75,778	6,678,315
Prudential Financial, Inc.	121,566	12,787,528
Reinsurance Group of America, Inc.	21,883	3,220,521
RenaissanceRe Holdings Ltd.	14,352	2,219,967
RLI Corp.	13,205	1,717,574
Ryan Specialty Group Holdings, Inc., Class A *	27,067	1,213,955
Selective Insurance Group, Inc.	19,704	1,932,568
The Allstate Corp.	88,304	11,148,380
The Hanover Insurance Group, Inc.	11,628	1,703,386
The Hartford Financial Services Group, Inc.	105,642	7,649,537
The Progressive Corp.	191,006	24,525,171
The Travelers Cos., Inc.	77,385	14,274,437
Unum Group	61,506	2,804,059
W.R. Berkley Corp.	66,422	4,940,468
Willis Towers Watson plc	35,949	7,844,431
		291,963,014

Materials 2.7%
Air Products & Chemicals, Inc.	72,478	18,148,491
Albemarle Corp.	38,262	10,708,386
Alcoa Corp.	58,812	2,295,432
Amcor plc	489,463	5,667,982
AptarGroup, Inc.	21,171	2,099,105
Ashland, Inc.	16,097	1,688,897
Avery Dennison Corp.	26,615	4,512,573
Axalta Coating Systems Ltd. *	71,862	1,675,822
Balchem Corp.	10,470	1,463,706
Ball Corp.	102,692	5,071,958
Berry Global Group, Inc. *	40,818	1,931,508
Celanese Corp.	32,518	3,125,630
CF Industries Holdings, Inc.	65,147	6,922,520
Cleveland-Cliffs, Inc. *	169,109	2,196,726
Commercial Metals Co.	39,488	1,796,704
Corteva, Inc.	234,341	15,311,841
Crown Holdings, Inc.	39,560	2,713,420
Dow, Inc.	234,721	10,970,860
DuPont de Nemours, Inc.	163,640	9,360,208
Eagle Materials, Inc.	12,259	1,499,398
SECURITY	NUMBER OF SHARES	VALUE ($)
Eastman Chemical Co.	40,057	3,076,778
Ecolab, Inc.	81,026	12,726,754
Element Solutions, Inc.	73,404	1,262,549
FMC Corp.	41,191	4,897,610
Freeport-McMoRan, Inc.	466,249	14,775,431
Graphic Packaging Holding Co.	100,515	2,307,824
Huntsman Corp.	61,742	1,652,216
International Flavors & Fragrances, Inc.	83,139	8,115,198
International Paper Co.	118,177	3,971,929
Linde plc	162,708	48,381,224
Livent Corp. *	58,549	1,848,392
LyondellBasell Industries N.V., Class A	83,136	6,355,747
Martin Marietta Materials, Inc.	20,351	6,837,529
MP Materials Corp. *	30,162	906,067
Newmont Corp.	259,142	10,966,889
Nucor Corp.	85,440	11,225,107
Olin Corp.	44,094	2,334,777
Packaging Corp. of America	30,501	3,666,525
PPG Industries, Inc.	76,797	8,768,681
Reliance Steel & Aluminum Co.	19,716	3,972,380
Royal Gold, Inc.	21,480	2,039,741
RPM International, Inc.	41,937	3,965,982
Sealed Air Corp.	47,609	2,267,141
Silgan Holdings, Inc.	27,344	1,295,012
Sonoco Products Co.	31,686	1,967,067
Steel Dynamics, Inc.	56,648	5,327,744
The Chemours Co.	50,827	1,455,177
The Mosaic Co.	112,880	6,067,300
The Sherwin-Williams Co.	77,034	17,334,961
United States Steel Corp.	77,578	1,579,488
Valvoline, Inc.	57,447	1,686,644
Vulcan Materials Co.	43,364	7,098,687
Westlake Corp.	11,185	1,081,030
WestRock Co.	83,492	2,843,738
		323,220,486

Media & Entertainment 5.9%
Activision Blizzard, Inc.	232,527	16,927,966
Alphabet, Inc., Class A *	1,957,524	185,005,593
Alphabet, Inc., Class C *	1,750,524	165,704,602
AMC Entertainment Holdings, Inc., Class A *(a)	170,145	1,133,166
Cable One, Inc.	1,583	1,360,478
Charter Communications, Inc., Class A *	36,209	13,311,153
Comcast Corp., Class A	1,437,799	45,635,740
DISH Network Corp., Class A *	82,957	1,236,889
Electronic Arts, Inc.	86,341	10,875,512
Endeavor Group Holdings, Inc., Class A *	56,036	1,223,826
Fox Corp., Class A	99,780	2,880,649
Fox Corp., Class B	46,486	1,264,419
Getty Images Holdings, Inc. *	9,491	64,539
IAC, Inc. *	25,564	1,244,456
Liberty Broadband Corp., Class C *	40,513	3,420,513
Liberty Media Corp. - Liberty Formula One, Class C *	67,247	3,882,169
Liberty Media Corp. - Liberty SiriusXM, Class C *	50,078	2,112,791
Live Nation Entertainment, Inc. *	46,450	3,697,885
Match Group, Inc. *	92,464	3,994,445
Meta Platforms, Inc., Class A *	744,664	69,372,898
Netflix, Inc. *	145,210	42,383,895
News Corp., Class A	124,999	2,108,733

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Nexstar Media Group, Inc., Class A	12,691	2,173,968
Omnicom Group, Inc.	66,847	4,863,119
Paramount Global, Class B	164,988	3,022,580
Pinterest, Inc., Class A *	190,584	4,688,366
Playtika Holding Corp. *	32,468	306,823
ROBLOX Corp., Class A *	117,630	5,262,766
Roku, Inc. *	39,189	2,176,557
Sirius XM Holdings, Inc. (a)	230,207	1,390,450
Snap, Inc., Class A *	337,140	3,341,057
Take-Two Interactive Software, Inc. *	51,203	6,066,531
TEGNA, Inc.	73,064	1,525,576
The Interpublic Group of Cos., Inc.	127,075	3,785,564
The New York Times Co., Class A	53,634	1,553,241
The Trade Desk, Inc., Class A *	144,666	7,702,018
The Walt Disney Co. *	595,309	63,424,221
Warner Bros Discovery, Inc. *	720,696	9,369,048
ZoomInfo Technologies, Inc. *	88,312	3,932,533
		703,426,735

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	577,225	84,505,740
Agilent Technologies, Inc.	97,583	13,500,608
Alnylam Pharmaceuticals, Inc. *	39,244	8,133,711
Amgen, Inc.	174,618	47,207,976
Apellis Pharmaceuticals, Inc. *	30,340	1,835,267
Arrowhead Pharmaceuticals, Inc. *	34,273	1,193,043
Avantor, Inc. *	220,214	4,441,716
Biogen, Inc. *	47,397	13,434,206
Biohaven Ltd. *	18,604	308,268
BioMarin Pharmaceutical, Inc. *	60,505	5,241,548
Bio-Rad Laboratories, Inc., Class A *	6,985	2,456,694
Bio-Techne Corp.	12,861	3,810,200
Blueprint Medicines Corp. *	19,591	1,015,597
Bristol-Myers Squibb Co.	697,084	54,003,098
Bruker Corp.	33,105	2,047,213
Catalent, Inc. *	58,413	3,839,487
Cerevel Therapeutics Holdings, Inc. *	20,827	582,323
Charles River Laboratories International, Inc. *	16,680	3,540,330
CRISPR Therapeutics AG *	25,451	1,332,105
Cytokinetics, Inc. *	30,754	1,342,720
Danaher Corp.	213,744	53,792,953
Elanco Animal Health, Inc. *	145,398	1,917,800
Eli Lilly & Co.	257,486	93,233,106
Exact Sciences Corp. *	57,550	2,001,589
Exelixis, Inc. *	105,582	1,750,550
Gilead Sciences, Inc.	409,182	32,104,420
Halozyme Therapeutics, Inc. *	45,186	2,160,343
Horizon Therapeutics plc *	75,170	4,684,594
Illumina, Inc. *	51,273	11,732,288
Incyte Corp. *	60,360	4,487,162
Intellia Therapeutics, Inc. *	24,779	1,307,836
Intra-Cellular Therapies, Inc. *	28,684	1,309,998
Ionis Pharmaceuticals, Inc. *	46,331	2,047,830
IQVIA Holdings, Inc. *	60,937	12,776,661
Jazz Pharmaceuticals plc *	20,403	2,933,747
Johnson & Johnson	858,326	149,322,974
Karuna Therapeutics, Inc. *	8,737	1,916,374
Medpace Holdings, Inc. *	8,180	1,815,796
Merck & Co., Inc.	827,006	83,693,007
Mettler-Toledo International, Inc. *	7,355	9,303,560
Mirati Therapeutics, Inc. *	16,197	1,090,382
Moderna, Inc. *	109,866	16,516,156
Natera, Inc. *	31,625	1,485,110
Neurocrine Biosciences, Inc. *	31,366	3,610,854
Organon & Co.	83,695	2,191,135
PerkinElmer, Inc.	41,123	5,493,210
SECURITY	NUMBER OF SHARES	VALUE ($)
Perrigo Co., plc	43,542	1,753,872
Pfizer, Inc.	1,832,282	85,292,727
Regeneron Pharmaceuticals, Inc. *	34,999	26,205,501
Repligen Corp. *	16,805	3,066,744
Royalty Pharma plc, Class A	120,062	5,081,024
Sarepta Therapeutics, Inc. *	28,667	3,268,611
Seagen, Inc. *	44,631	5,675,278
Sotera Health Co. *	31,432	216,252
Syneos Health, Inc. *	33,620	1,693,776
Thermo Fisher Scientific, Inc.	127,905	65,739,333
United Therapeutics Corp. *	14,819	3,416,224
Vertex Pharmaceuticals, Inc. *	83,742	26,127,504
Viatris, Inc.	397,447	4,026,138
Waters Corp. *	19,569	5,854,458
West Pharmaceutical Services, Inc.	24,117	5,549,322
Zoetis, Inc.	152,885	23,052,000
		1,024,470,049

Real Estate 3.0%
Agree Realty Corp.	26,094	1,792,658
Alexandria Real Estate Equities, Inc.	48,382	7,029,905
American Homes 4 Rent, Class A	98,795	3,155,512
American Tower Corp.	152,008	31,494,537
Americold Realty Trust, Inc.	87,521	2,122,384
Apartment Income REIT Corp.	49,923	1,918,541
AvalonBay Communities, Inc.	45,648	7,993,878
Boston Properties, Inc.	46,399	3,373,207
Brixmor Property Group, Inc.	98,553	2,100,164
Camden Property Trust	34,927	4,035,815
CBRE Group, Inc., Class A *	104,621	7,421,814
Crown Castle, Inc.	141,403	18,843,364
CubeSmart	73,307	3,069,364
Digital Realty Trust, Inc.	93,661	9,389,515
EastGroup Properties, Inc.	14,218	2,227,818
Equinix, Inc.	29,743	16,847,625
Equity LifeStyle Properties, Inc.	56,920	3,640,603
Equity Residential	110,788	6,981,860
Essex Property Trust, Inc.	21,251	4,722,822
Extra Space Storage, Inc.	43,780	7,768,323
Federal Realty Investment Trust	23,599	2,335,829
First Industrial Realty Trust, Inc.	42,770	2,037,135
Gaming & Leisure Properties, Inc.	83,472	4,183,617
Healthcare Realty Trust, Inc.	124,441	2,529,886
Healthpeak Properties, Inc.	175,489	4,164,354
Host Hotels & Resorts, Inc.	232,874	4,396,661
Independence Realty Trust, Inc.	72,389	1,213,240
Invitation Homes, Inc.	189,811	6,015,111
Iron Mountain, Inc.	94,667	4,739,977
Jones Lang LaSalle, Inc. *	15,651	2,489,918
Kilroy Realty Corp.	34,076	1,456,408
Kimco Realty Corp.	201,876	4,316,109
Kite Realty Group Trust	71,343	1,401,176
Lamar Advertising Co., Class A	28,487	2,627,356
Life Storage, Inc.	27,551	3,047,416
Medical Properties Trust, Inc.	194,930	2,231,948
Mid-America Apartment Communities, Inc.	37,620	5,923,269
National Retail Properties, Inc.	57,814	2,429,922
National Storage Affiliates Trust	27,808	1,186,289
Omega Healthcare Investors, Inc.	76,852	2,442,357
Prologis, Inc.	301,480	33,388,910
Public Storage	51,621	15,989,605
Rayonier, Inc.	48,096	1,620,835
Realty Income Corp.	201,903	12,572,500
Regency Centers Corp.	50,100	3,031,551
Rexford Industrial Realty, Inc.	55,888	3,089,489
Ryman Hospitality Properties, Inc.	17,993	1,599,938

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SBA Communications Corp.	35,215	9,504,528
Simon Property Group, Inc.	106,947	11,655,084
Spirit Realty Capital, Inc.	44,775	1,738,613
STAG Industrial, Inc.	58,921	1,861,314
STORE Capital Corp.	86,452	2,749,174
Sun Communities, Inc.	40,364	5,443,085
Terreno Realty Corp.	21,648	1,236,967
UDR, Inc.	99,710	3,964,470
Ventas, Inc.	130,164	5,093,317
VICI Properties, Inc.	314,545	10,071,731
Vornado Realty Trust	53,164	1,254,139
Welltower, Inc.	151,600	9,253,664
Weyerhaeuser Co.	242,082	7,487,596
WP Carey, Inc.	67,899	5,180,694
Zillow Group, Inc., Class C *	53,602	1,654,158
		356,539,049

Retailing 5.5%
Advance Auto Parts, Inc.	19,748	3,750,540
Amazon.com, Inc. *	2,893,691	296,429,706
AutoNation, Inc. *	12,644	1,344,184
AutoZone, Inc. *	6,362	16,114,183
Bath & Body Works, Inc.	74,583	2,489,581
Best Buy Co., Inc.	65,461	4,478,187
Burlington Stores, Inc. *	21,488	3,071,924
CarMax, Inc. *	51,895	3,269,904
Dick's Sporting Goods, Inc.	18,527	2,107,631
Dollar General Corp.	74,102	18,899,715
Dollar Tree, Inc. *	68,997	10,936,024
DoorDash, Inc., Class A *	85,403	3,717,593
eBay, Inc.	179,626	7,156,300
Etsy, Inc. *	41,226	3,871,534
Five Below, Inc. *	18,014	2,636,349
Floor & Decor Holdings, Inc., Class A *	34,379	2,522,387
GameStop Corp., Class A *(a)	81,948	2,319,948
Genuine Parts Co.	46,124	8,203,615
Lithia Motors, Inc.	9,002	1,783,746
LKQ Corp.	85,153	4,737,913
Lowe’s Cos., Inc.	208,633	40,673,003
Macy's, Inc.	88,168	1,838,303
Murphy USA, Inc.	7,042	2,214,779
O'Reilly Automotive, Inc. *	20,809	17,420,671
Penske Automotive Group, Inc.	8,517	950,668
Pool Corp.	12,943	3,937,649
RH *	6,523	1,656,385
Ross Stores, Inc.	114,378	10,944,831
Target Corp.	151,341	24,857,759
The Home Depot, Inc.	335,506	99,353,392
The TJX Cos., Inc.	382,491	27,577,601
Tractor Supply Co.	36,285	7,974,354
Ulta Beauty, Inc. *	16,946	7,106,644
Williams-Sonoma, Inc.	22,475	2,783,079
		649,130,082

Semiconductors & Semiconductor Equipment 4.5%
Advanced Micro Devices, Inc. *	527,201	31,663,692
Allegro MicroSystems, Inc. *	20,818	528,985
Amkor Technology, Inc.	33,417	694,740
Analog Devices, Inc.	169,703	24,203,042
Applied Materials, Inc.	284,082	25,081,600
Broadcom, Inc.	131,828	61,974,979
Cirrus Logic, Inc. *	18,175	1,219,906
Enphase Energy, Inc. *	44,250	13,584,750
Entegris, Inc.	48,519	3,849,498
First Solar, Inc. *	32,247	4,694,196
GLOBALFOUNDRIES, Inc. *(a)	22,922	1,299,677
SECURITY	NUMBER OF SHARES	VALUE ($)
Intel Corp.	1,340,286	38,104,331
KLA Corp.	46,313	14,655,749
Lam Research Corp.	44,731	18,106,214
Lattice Semiconductor Corp. *	45,036	2,184,696
Marvell Technology, Inc.	277,838	11,024,612
Microchip Technology, Inc.	180,481	11,142,897
Micron Technology, Inc.	360,153	19,484,277
MKS Instruments, Inc.	18,751	1,540,395
Monolithic Power Systems, Inc.	14,466	4,910,484
NVIDIA Corp.	817,600	110,351,472
NXP Semiconductors N.V.	85,815	12,535,855
ON Semiconductor Corp. *	141,591	8,697,935
Qorvo, Inc. *	33,613	2,893,407
QUALCOMM, Inc.	366,624	43,136,980
Skyworks Solutions, Inc.	52,275	4,496,173
SolarEdge Technologies, Inc. *	18,114	4,166,764
Synaptics, Inc. *	13,074	1,158,356
Teradyne, Inc.	51,121	4,158,693
Texas Instruments, Inc.	298,226	47,904,042
Universal Display Corp.	14,283	1,360,027
Wolfspeed, Inc. *	40,261	3,170,554
		533,978,978

Software & Services 13.0%
Accenture plc, Class A	206,497	58,624,498
Adobe, Inc. *	152,806	48,668,711
Affirm Holdings, Inc. *	67,206	1,348,824
Akamai Technologies, Inc. *	51,924	4,586,447
Amdocs Ltd.	40,160	3,466,210
ANSYS, Inc. *	28,371	6,274,530
AppLovin Corp., Class A *(a)	39,967	677,840
Aspen Technology, Inc. *	9,370	2,262,387
Autodesk, Inc. *	70,967	15,208,228
Automatic Data Processing, Inc.	135,652	32,787,088
Bentley Systems, Inc., Class B	64,123	2,262,259
Bill.com Holdings, Inc. *	30,547	4,073,748
Black Knight, Inc. *	50,707	3,066,252
Block, Inc. *	173,090	10,397,516
Broadridge Financial Solutions, Inc.	38,146	5,724,189
Cadence Design Systems, Inc. *	89,477	13,545,923
CCC Intelligent Solutions Holdings, Inc. *	34,008	317,295
Ceridian HCM Holding, Inc. *	49,913	3,303,741
Cloudflare, Inc., Class A *	92,187	5,191,972
Cognizant Technology Solutions Corp., Class A	169,259	10,536,373
Concentrix Corp.	14,001	1,711,342
Coupa Software, Inc. *	24,400	1,298,812
Crowdstrike Holdings, Inc., Class A *	69,730	11,240,476
Datadog, Inc., Class A *	80,824	6,507,140
DocuSign, Inc. *	65,383	3,157,999
Dolby Laboratories, Inc., Class A	20,072	1,341,612
DoubleVerify Holdings, Inc. *	20,842	609,212
Dropbox, Inc., Class A *	89,035	1,936,511
DXC Technology Co. *	75,061	2,158,004
Dynatrace, Inc. *	65,382	2,304,062
Elastic N.V. *	25,054	1,602,203
EPAM Systems, Inc. *	18,692	6,542,200
Euronet Worldwide, Inc. *	15,367	1,290,982
ExlService Holdings, Inc. *	10,805	1,964,889
Fair Isaac Corp. *	8,255	3,952,824
Fidelity National Information Services, Inc.	198,531	16,476,088
Fiserv, Inc. *	208,806	21,452,728
Five9, Inc. *	22,880	1,378,749
FleetCor Technologies, Inc. *	24,512	4,562,173
Fortinet, Inc. *	213,847	12,223,495

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Gartner, Inc. *	25,858	7,807,047
Genpact Ltd.	54,794	2,657,509
Global Payments, Inc.	90,585	10,350,242
GoDaddy, Inc., Class A *	51,100	4,108,440
Guidewire Software, Inc. *	27,193	1,615,536
HubSpot, Inc. *	15,684	4,651,247
Informatica, Inc., Class A *	12,317	238,457
International Business Machines Corp.	294,834	40,772,594
Intuit, Inc.	92,115	39,379,163
Jack Henry & Associates, Inc.	23,877	4,752,956
Manhattan Associates, Inc. *	20,388	2,480,608
Mastercard, Inc., Class A	278,534	91,409,288
Microsoft Corp.	2,434,860	565,204,052
MongoDB, Inc. *	22,206	4,064,364
NCR Corp. *	44,759	951,576
NortonLifeLock, Inc.	193,505	4,359,668
Nutanix, Inc., Class A *	72,710	1,992,254
Okta, Inc. *	49,301	2,766,772
Oracle Corp.	495,923	38,716,709
Palantir Technologies, Inc., Class A *	570,720	5,016,629
Palo Alto Networks, Inc. *	97,621	16,750,787
Paychex, Inc.	104,700	12,387,057
Paycom Software, Inc. *	15,812	5,470,952
Paycor HCM, Inc. *	15,359	467,989
Paylocity Holding Corp. *	13,357	3,096,019
PayPal Holdings, Inc. *	377,666	31,565,324
Procore Technologies, Inc. *	22,269	1,217,224
PTC, Inc. *	34,587	4,075,386
Qualys, Inc. *	11,402	1,625,469
Roper Technologies, Inc.	34,627	14,354,277
Salesforce, Inc. *	324,908	52,826,792
SentinelOne, Inc., Class A *	65,128	1,487,524
ServiceNow, Inc. *	65,964	27,753,693
Smartsheet, Inc., Class A *	42,623	1,488,395
Snowflake, Inc., Class A *	92,463	14,821,819
Splunk, Inc. *	48,359	4,019,116
SPS Commerce, Inc. *	11,746	1,486,104
SS&C Technologies Holdings, Inc.	72,246	3,714,889
Switch, Inc., Class A	45,331	1,543,521
Synopsys, Inc. *	49,967	14,617,846
Tenable Holdings, Inc. *	36,426	1,480,353
The Western Union Co.	125,768	1,699,126
Toast, Inc., Class A *	98,300	2,171,447
Twilio, Inc., Class A *	56,705	4,217,151
Tyler Technologies, Inc. *	13,577	4,389,851
UiPath, Inc., Class A *	113,097	1,430,677
Unity Software, Inc. *	58,389	1,722,476
VeriSign, Inc. *	30,513	6,116,636
Visa, Inc., Class A	533,775	110,576,829
VMware, Inc., Class A	67,530	7,599,151
WEX, Inc. *	14,374	2,359,348
Workday, Inc., Class A *	65,052	10,136,403
Zendesk, Inc. *	40,089	3,074,425
Zoom Video Communications, Inc., Class A *	72,372	6,038,720
Zscaler, Inc. *	27,343	4,213,556
		1,551,326,975

Technology Hardware & Equipment 8.2%
Amphenol Corp., Class A	194,334	14,736,347
Apple Inc.	4,932,019	756,275,793
Arista Networks, Inc. *	80,557	9,736,119
Arrow Electronics, Inc. *	20,909	2,117,245
CDW Corp.	44,100	7,620,921
Ciena Corp. *	48,788	2,336,945
Cisco Systems, Inc.	1,352,033	61,422,859
SECURITY	NUMBER OF SHARES	VALUE ($)
Cognex Corp.	56,281	2,601,871
Coherent Corp. *	42,123	1,415,754
Corning, Inc.	248,062	7,980,155
Dell Technologies, Inc., Class C	86,811	3,333,542
F5, Inc. *	19,415	2,774,598
Hewlett Packard Enterprise Co.	422,739	6,032,485
HP, Inc.	297,386	8,213,801
IPG Photonics Corp. *	10,749	920,759
Jabil, Inc.	44,836	2,880,713
Juniper Networks, Inc.	104,827	3,207,706
Keysight Technologies, Inc. *	58,791	10,238,453
Littelfuse, Inc.	8,104	1,784,906
Lumentum Holdings, Inc. *	22,425	1,669,541
Motorola Solutions, Inc.	54,546	13,620,682
National Instruments Corp.	42,750	1,632,195
NetApp, Inc.	71,702	4,966,798
Novanta, Inc. *	11,729	1,658,481
Pure Storage, Inc., Class A *	90,559	2,794,651
Rogers Corp. *	6,118	1,439,749
Seagate Technology Holdings plc	63,779	3,167,265
TD SYNNEX Corp.	13,774	1,260,459
TE Connectivity Ltd.	104,474	12,769,857
Teledyne Technologies, Inc. *	15,329	6,100,635
Trimble, Inc. *	80,735	4,857,018
Ubiquiti, Inc.	1,380	478,515
Western Digital Corp. *	101,783	3,498,282
Zebra Technologies Corp., Class A *	16,900	4,786,418
		970,331,518

Telecommunication Services 1.1%
AT&T, Inc.	2,326,173	42,406,134
Frontier Communications Parent, Inc. *	72,723	1,703,173
Iridium Communications, Inc. *	41,810	2,154,469
Liberty Global plc, Class C *	90,454	1,597,417
Lumen Technologies, Inc.	311,855	2,295,253
T-Mobile US, Inc. *	196,523	29,785,026
Verizon Communications, Inc.	1,371,011	51,234,681
		131,176,153

Transportation 1.8%
Alaska Air Group, Inc. *	41,600	1,849,536
AMERCO	3,231	1,858,439
American Airlines Group, Inc. *	211,014	2,992,178
Avis Budget Group, Inc. *	9,431	2,230,054
C.H. Robinson Worldwide, Inc.	40,498	3,957,465
CSX Corp.	698,960	20,311,778
Delta Air Lines, Inc. *	209,843	7,119,973
Expeditors International of Washington, Inc.	53,458	5,230,865
FedEx Corp.	78,070	12,513,060
GXO Logistics, Inc. *	38,675	1,413,184
Hertz Global Holdings, Inc. *	58,900	1,083,760
JB Hunt Transport Services, Inc.	27,135	4,641,984
Knight-Swift Transportation Holdings, Inc.	52,573	2,525,081
Landstar System, Inc.	11,826	1,847,458
Lyft, Inc., Class A *	100,086	1,465,259
Norfolk Southern Corp.	76,682	17,488,864
Old Dominion Freight Line, Inc.	29,913	8,214,110
Saia, Inc. *	8,658	1,721,730
Southwest Airlines Co. *	193,379	7,029,327
Uber Technologies, Inc. *	646,669	17,181,995
Union Pacific Corp.	203,838	40,184,623
United Airlines Holdings, Inc. *	106,722	4,597,584
United Parcel Service, Inc., Class B	238,792	40,062,134

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
XPO Logistics, Inc. *	37,571	1,943,923
		209,464,364

Utilities 2.9%
Alliant Energy Corp.	81,683	4,261,402
Ameren Corp.	84,273	6,869,935
American Electric Power Co., Inc.	167,876	14,759,658
American Water Works Co., Inc.	59,332	8,623,313
Atmos Energy Corp.	45,586	4,857,188
Avangrid, Inc.	23,070	938,488
Black Hills Corp.	21,135	1,381,595
CenterPoint Energy, Inc.	205,368	5,875,578
CMS Energy Corp.	94,580	5,395,789
Consolidated Edison, Inc.	115,701	10,177,060
Constellation Energy Corp.	106,519	10,070,306
Dominion Energy, Inc.	271,872	19,022,884
DTE Energy Co.	63,328	7,099,702
Duke Energy Corp.	251,357	23,421,445
Edison International	124,249	7,459,910
Entergy Corp.	66,283	7,101,561
Essential Utilities, Inc.	77,536	3,428,642
Evergy, Inc.	74,709	4,566,961
Eversource Energy	113,276	8,640,693
Exelon Corp.	324,093	12,506,749
FirstEnergy Corp.	177,472	6,692,469
Hawaiian Electric Industries, Inc.	35,479	1,349,621
IDACORP, Inc.	16,635	1,741,684
National Fuel Gas Co.	29,908	2,018,491
New Jersey Resources Corp.	31,403	1,401,830
NextEra Energy, Inc.	641,572	49,721,830
NiSource, Inc.	132,847	3,412,839
NRG Energy, Inc.	76,540	3,398,376
OGE Energy Corp.	65,125	2,385,529
ONE Gas, Inc.	17,650	1,367,522
Ormat Technologies, Inc.	14,653	1,325,364
PG&E Corp. *	526,036	7,853,717
Pinnacle West Capital Corp.	37,006	2,487,173
PNM Resources, Inc.	27,978	1,300,138
Portland General Electric Co.	28,961	1,301,507
PPL Corp.	239,695	6,349,521
Public Service Enterprise Group, Inc.	163,096	9,144,793
Sempra Energy	102,657	15,495,048
South Jersey Industries, Inc.	40,155	1,392,174
Southwest Gas Holdings, Inc.	20,127	1,470,680
The AES Corp.	217,374	5,686,504
The Southern Co.	347,099	22,728,043
SECURITY	NUMBER OF SHARES	VALUE ($)
UGI Corp.	67,991	2,402,122
Vistra Corp.	128,068	2,941,722
WEC Energy Group, Inc.	103,139	9,419,685
Xcel Energy, Inc.	178,917	11,649,286
		342,896,527
Total Common Stocks (Cost $3,290,259,237)		11,831,294,018

SHORT-TERM INVESTMENTS 0.6% OF NET ASSETS

Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)	56,315,472	56,315,472
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	11,148,600	11,148,600
		67,464,072
Total Short-Term Investments (Cost $67,464,072)		67,464,072
Total Investments in Securities (Cost $3,357,723,309)		11,898,758,090

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/16/22	287	55,721,050	1,748,573

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $10,725,058.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2022:
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$39,021,425	$1,641,146	($162,866)	($27,508)	($940,182)	$39,532,015	496,197	$385,674

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$11,831,294,018	$—	$—	$11,831,294,018
Short-Term Investments[1]	67,464,072	—	—	67,464,072
Futures Contracts[2]	1,748,573	—	—	1,748,573
Total	$11,900,506,663	$—	$—	$11,900,506,663

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $5,291,952)		$39,532,015
Investments in securities, at value - unaffiliated (cost $3,352,431,357) including securities on loan of $10,725,058		11,859,226,075
Cash		11,867,524
Deposit with broker for futures contracts		3,660,000
Receivables:
Dividends		8,976,097
Fund shares sold		6,691,489
Income from securities on loan	+	52,724
Total assets		11,930,005,924
Liabilities
Collateral held for securities on loan		11,148,600
Payables:
Investments bought		22,467,303
Fund shares redeemed		7,521,166
Investment adviser fees		453,248
Variation margin on futures contracts	+	311,463
Total liabilities		41,901,780
Net assets		$11,888,104,144
Net Assets by Source
Capital received from investors		$3,281,992,498
Total distributable earnings	+	8,606,111,646
Net assets		$11,888,104,144

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$11,888,104,144		141,466,820		$84.03

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $45,162)		$187,505,742
Dividends received from securities - affiliated		385,674
Securities on loan, net	+	509,697
Total investment income		188,401,113
Expenses
Investment adviser fees		6,461,785
Proxy fees[1]	+	594,498
Total expenses	–	7,056,283
Net investment income		181,344,830
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(27,508)
Net realized losses on sales of securities - unaffiliated		(83,154,477)
Net realized gains on sales of in-kind redemptions - unaffiliated		118,772,535
Net realized losses on futures contracts	+	(10,990,124)
Net realized gains		24,600,426
Net change in unrealized appreciation (depreciation) on securities - affiliated		(940,182)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(2,587,358,510)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(344,068)
Net change in unrealized appreciation (depreciation)	+	(2,588,642,760)
Net realized and unrealized losses		(2,564,042,334)
Decrease in net assets resulting from operations		($2,382,697,504)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$181,344,830	$171,096,348
Net realized gains		24,600,426	158,449,688
Net change in unrealized appreciation (depreciation)	+	(2,588,642,760)	3,932,270,152
Increase (decrease) in net assets resulting from operations		($2,382,697,504)	$4,261,816,188
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($249,966,849)	($306,286,999)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,172,044	$1,385,599,712	15,568,422	$1,394,601,301
Shares reinvested		1,982,815	202,881,568	3,026,807	250,256,414
Shares redeemed	+	(14,187,727)	(1,289,927,639)	(12,663,564)	(1,152,112,463)
Net transactions in fund shares		2,967,132	$298,553,641	5,931,665	$492,745,252
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		138,499,688	$14,222,214,856	132,568,023	$9,773,940,415
Total increase (decrease)	+	2,967,132	(2,334,110,712)	5,931,665	4,448,274,441
End of period		141,466,820	$11,888,104,144	138,499,688	$14,222,214,856

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$39.97	$27.18	$28.84	$30.48	$31.45
Income (loss) from investment operations:
Net investment income (loss)[1]	0.40	0.37	0.35	0.40	0.43
Net realized and unrealized gains (losses)	(7.31)	13.29	(0.23)	0.54	0.20
Total from investment operations	(6.91)	13.66	0.12	0.94	0.63
Less distributions:
Distributions from net investment income	(0.42)	(0.38)	(0.42)	(0.40)	(0.39)
Distributions from net realized gains	(2.77)	(0.49)	(1.36)	(2.18)	(1.21)
Total distributions	(3.19)	(0.87)	(1.78)	(2.58)	(1.60)
Net asset value at end of period	$29.87	$39.97	$27.18	$28.84	$30.48
Total return	(18.53%)	50.82%	0.00%	4.95%	1.93%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [2]	0.04%	0.04%	0.04% [3]	0.05%
Net investment income (loss)	1.25%	0.98%	1.31%	1.43%	1.33%
Portfolio turnover rate	16% [4]	19% [4]	21%	14%	17%
Net assets, end of period (x 1,000,000)	$5,372	$6,587	$3,988	$4,187	$3,874

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 1.6%
Adient plc *	212,356	7,428,213
American Axle & Manufacturing Holdings, Inc. *	253,407	2,455,514
Canoo, Inc. *(a)	311,031	426,112
Cenntro Electric Group Ltd. *	416,026	424,346
Dana, Inc.	288,723	4,608,019
Dorman Products, Inc. *	58,962	4,812,478
Faraday Future Intelligent Electric, Inc. *(a)	224,288	121,138
Fisker, Inc. *(a)	363,951	2,966,201
Fox Factory Holding Corp. *	94,915	8,338,283
Gentherm, Inc. *	74,109	4,329,448
Holley, Inc. *(a)	116,742	464,633
LCI Industries	55,588	5,898,443
Lordstown Motors Corp., Class A *(a)	375,943	680,457
Luminar Technologies, Inc. *(a)	551,669	4,463,002
Modine Manufacturing Co. *	111,127	1,991,396
Motorcar Parts of America, Inc. *	42,004	798,076
Mullen Automotive, Inc. *	726,941	346,315
Patrick Industries, Inc.	49,157	2,246,966
Solid Power, Inc. *(a)	294,436	1,651,786
Standard Motor Products, Inc.	45,313	1,718,722
Stoneridge, Inc. *	58,775	1,226,634
Tenneco, Inc., Class A *	184,621	3,637,034
The Goodyear Tire & Rubber Co. *	627,700	7,971,790
Visteon Corp. *	62,240	8,120,453
Winnebago Industries, Inc.	69,474	4,146,903
Workhorse Group, Inc. *(a)	340,701	919,893
XPEL, Inc. *	48,179	3,333,505
		85,525,760

Banks 11.7%
1st Source Corp.	36,060	2,097,250
ACNB Corp.	18,607	680,830
Amalgamated Financial Corp.	30,875	709,816
Amerant Bancorp, Inc.	61,761	1,859,006
American National Bankshares, Inc.	23,233	849,631
Ameris Bancorp	148,069	7,627,034
Arrow Financial Corp.	31,711	1,104,177
Associated Banc-Corp.	333,828	8,128,712
Atlantic Union Bankshares Corp.	167,549	5,787,142
Axos Financial, Inc. *	128,220	4,995,451
Banc of California, Inc.	118,235	1,972,160
BancFirst Corp.	43,985	4,214,643
Bank First Corp.	14,235	1,226,345
Bank of Marin Bancorp	34,867	1,258,699
BankUnited, Inc.	174,139	6,260,297
Bankwell Financial Group, Inc.	12,382	379,384
Banner Corp.	76,461	5,715,460
Bar Harbor Bankshares	33,024	991,050
Baycom Corp.	28,223	542,728
BCB Bancorp, Inc.	32,457	637,780
Berkshire Hills Bancorp, Inc.	98,494	2,880,949
SECURITY	NUMBER OF SHARES	VALUE ($)
Blue Foundry Bancorp *	58,885	724,874
Blue Ridge Bankshares, Inc.	38,550	503,078
Bridgewater Bancshares, Inc. *	45,382	867,704
Brookline Bancorp, Inc.	168,656	2,319,020
Business First Bancshares, Inc.	47,345	1,173,209
Byline Bancorp, Inc.	55,216	1,276,594
Cadence Bank	405,840	11,221,476
Cambridge Bancorp	15,343	1,347,883
Camden National Corp.	32,307	1,406,001
Capital Bancorp, Inc.	20,392	503,275
Capital City Bank Group, Inc.	30,238	1,071,030
Capitol Federal Financial, Inc.	291,367	2,383,382
Capstar Financial Holdings, Inc.	45,528	804,935
Carter Bankshares, Inc. *	54,487	975,317
Cathay General Bancorp	161,034	7,343,150
Central Pacific Financial Corp.	60,113	1,233,519
Citizens & Northern Corp.	33,752	802,623
City Holding Co.	32,925	3,320,486
Civista Bancshares, Inc.	33,937	804,307
CNB Financial Corp.	36,036	916,035
Coastal Financial Corp. *	23,292	1,085,873
Colony Bankcorp, Inc.	37,078	511,676
Columbia Banking System, Inc.	176,282	5,900,159
Columbia Financial, Inc. *	76,509	1,571,495
Community Bank System, Inc.	119,461	7,457,950
Community Trust Bancorp, Inc.	35,110	1,660,352
ConnectOne Bancorp, Inc.	83,029	2,079,876
CrossFirst Bankshares, Inc. *	102,256	1,422,381
Customers Bancorp, Inc. *	68,385	2,303,891
CVB Financial Corp.	298,272	8,566,372
Dime Community Bancshares, Inc.	72,718	2,510,953
Eagle Bancorp, Inc.	70,935	3,211,937
Eastern Bankshares, Inc.	348,885	6,688,125
Enact Holdings, Inc.	67,464	1,729,777
Enterprise Bancorp, Inc.	21,008	657,130
Enterprise Financial Services Corp.	78,898	4,218,676
Equity Bancshares, Inc., Class A	33,945	1,212,515
Esquire Financial Holdings, Inc.	15,613	705,395
Essent Group Ltd.	235,723	9,329,916
Farmers & Merchants Bancorp, Inc.	27,128	793,765
Farmers National Banc Corp.	70,143	963,765
FB Financial Corp.	80,072	3,359,821
Federal Agricultural Mortgage Corp., Class C	20,306	2,339,251
Finance Of America Cos., Inc., Class A *	85,397	137,489
Financial Institutions, Inc.	34,041	811,197
First BanCorp	415,077	6,554,066
First Bancorp/Southern Pines NC	78,969	3,519,648
First Bank	35,240	553,973
First Busey Corp.	115,679	3,055,082
First Business Financial Services, Inc.	18,093	690,248
First Commonwealth Financial Corp.	208,992	2,996,945
First Community Bankshares, Inc.	35,652	1,327,680
First Financial Bancorp	208,444	5,434,135
First Financial Bankshares, Inc.	290,814	11,193,431
First Financial Corp.	24,743	1,199,788
First Foundation, Inc.	114,011	1,819,616
First Guaranty Bancshares, Inc.	13,326	307,431

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
First Internet Bancorp	19,897	511,154
First Interstate BancSystem, Inc., Class A	204,522	9,328,248
First Merchants Corp.	128,063	5,750,029
First Mid Bancshares, Inc.	41,796	1,496,715
First Western Financial, Inc. *	17,910	494,495
Five Star Bancorp	28,118	815,703
Flagstar Bancorp, Inc.	116,965	4,526,545
Flushing Financial Corp.	63,498	1,250,911
Fulton Financial Corp.	362,875	6,615,211
FVCBankcorp, Inc. *	27,013	548,904
German American Bancorp, Inc.	62,101	2,439,948
Glacier Bancorp, Inc.	248,734	14,247,484
Great Southern Bancorp, Inc.	20,817	1,290,238
Greene County Bancorp, Inc.	7,450	496,170
Guaranty Bancshares, Inc.	18,335	678,945
Hancock Whitney Corp.	192,841	10,774,027
Hanmi Financial Corp.	67,719	1,813,515
HarborOne Bancorp, Inc.	99,628	1,517,334
HBT Financial, Inc.	23,136	471,743
Heartland Financial USA, Inc.	91,896	4,532,311
Heritage Commerce Corp.	131,573	1,881,494
Heritage Financial Corp.	77,587	2,613,906
Hilltop Holdings, Inc.	111,586	3,230,415
Home Bancorp, Inc.	16,460	703,665
Home BancShares, Inc.	425,459	10,844,950
Home Point Capital, Inc.	19,614	34,128
HomeStreet, Inc.	40,307	1,046,370
HomeTrust Bancshares, Inc.	31,967	768,167
Hope Bancorp, Inc.	259,225	3,517,683
Horizon Bancorp, Inc.	90,198	1,344,852
Independent Bank Corp.	102,512	8,919,569
Independent Bank Corp., Michigan	44,636	1,032,431
Independent Bank Group, Inc.	80,071	5,051,679
International Bancshares Corp.	119,901	5,947,090
John Marshall Bancorp, Inc.	25,736	741,197
Kearny Financial Corp.	134,775	1,366,618
Lakeland Bancorp, Inc.	138,728	2,587,277
Lakeland Financial Corp.	54,909	4,538,229
Live Oak Bancshares, Inc.	73,283	2,379,499
Luther Burbank Corp.	32,660	412,496
Macatawa Bank Corp.	59,374	637,083
Mercantile Bank Corp.	34,598	1,209,200
Merchants Bancorp	35,445	848,908
Metrocity Bankshares, Inc.	41,717	928,203
Metropolitan Bank Holding Corp. *	23,084	1,523,544
Mid Penn Bancorp, Inc.	32,063	1,095,913
Midland States Bancorp, Inc.	47,095	1,320,544
MidWestOne Financial Group, Inc.	31,666	1,063,978
Mr Cooper Group, Inc. *	157,481	6,218,925
MVB Financial Corp.	23,072	571,263
National Bank Holdings Corp., Class A	65,485	2,869,553
NBT Bancorp, Inc.	93,522	4,432,008
Nicolet Bankshares, Inc. *	27,398	2,090,193
NMI Holdings, Inc., Class A *	186,146	4,082,182
Northeast Bank	14,739	620,512
Northfield Bancorp, Inc.	96,563	1,548,871
Northwest Bancshares, Inc.	271,815	4,093,534
OceanFirst Financial Corp.	130,189	2,939,668
OFG Bancorp	104,269	2,907,020
Old National Bancorp	656,238	12,836,015
Old Second Bancorp, Inc.	95,038	1,520,608
Origin Bancorp, Inc.	50,084	2,069,972
Orrstown Financial Services, Inc.	23,160	613,045
Pacific Premier Bancorp, Inc.	209,772	7,637,799
Park National Corp.	32,098	4,734,455
Parke Bancorp, Inc.	22,949	494,780
Pathward Financial, Inc.	64,277	2,701,562
SECURITY	NUMBER OF SHARES	VALUE ($)
PCB Bancorp	26,336	487,216
PCSB Financial Corp.	28,286	551,294
Peapack-Gladstone Financial Corp.	38,780	1,534,525
PennyMac Financial Services, Inc.	62,760	3,346,363
Peoples Bancorp, Inc.	62,216	1,883,278
Peoples Financial Services Corp.	15,674	861,913
Pioneer Bancorp, Inc. *	26,534	273,566
Preferred Bank	29,717	2,284,346
Premier Financial Corp.	79,508	2,293,806
Primis Financial Corp.	49,901	643,224
Professional Holding Corp., Class A *	29,162	789,415
Provident Bancorp, Inc.	32,571	402,578
Provident Financial Services, Inc.	163,512	3,665,939
QCR Holdings, Inc.	35,773	1,814,049
Radian Group, Inc.	362,551	7,566,439
RBB Bancorp	32,699	736,054
Red River Bancshares, Inc.	9,857	561,060
Renasant Corp.	122,428	4,942,418
Republic Bancorp, Inc., Class A	19,351	896,919
Republic First Bancorp, Inc. *	106,268	300,738
S&T Bancorp, Inc.	87,484	3,307,770
Sandy Spring Bancorp, Inc.	97,727	3,463,445
Seacoast Banking Corp. of Florida	135,396	4,183,736
ServisFirst Bancshares, Inc.	112,258	8,456,395
Shore Bancshares, Inc.	39,953	796,663
Sierra Bancorp	30,459	671,621
Silvergate Capital Corp., Class A *	70,135	3,980,863
Simmons First National Corp., Class A	274,940	6,562,818
SmartFinancial, Inc.	34,731	1,015,534
South Plains Financial, Inc.	22,284	696,821
Southern First Bancshares, Inc. *	16,981	758,711
Southern Missouri Bancorp, Inc.	17,576	900,770
Southside Bancshares, Inc.	68,526	2,346,330
SouthState Corp.	167,768	15,171,260
Stellar Bancorp, Inc.	101,440	3,331,290
Sterling Bancorp, Inc. *	37,651	239,837
Stock Yards Bancorp, Inc.	64,062	5,009,008
Summit Financial Group, Inc.	24,989	726,430
Texas Capital Bancshares, Inc. *	111,879	6,712,740
The Bancorp, Inc. *	123,365	3,402,407
The Bank of N.T. Butterfield & Son Ltd.	111,217	3,841,435
The First BanCorp, Inc.	21,794	666,025
The First Bancshares, Inc.	44,137	1,445,045
The First of Long Island Corp.	49,424	868,874
The Hingham Institution For Savings	3,267	807,766
Third Coast Bancshares, Inc. *	28,813	558,972
Tompkins Financial Corp.	31,135	2,579,223
Towne Bank	150,608	4,961,028
TriCo Bancshares	69,782	4,041,076
Triumph Bancorp, Inc. *	52,242	2,690,463
TrustCo Bank Corp.	42,114	1,571,694
Trustmark Corp.	136,997	5,009,980
UMB Financial Corp.	98,512	8,198,169
United Bankshares, Inc.	292,136	12,371,960
United Community Banks, Inc.	237,851	9,157,263
Unity Bancorp, Inc.	15,476	443,542
Univest Financial Corp.	65,276	1,836,867
USCB Financial Holdings, Inc. *	23,684	318,076
Valley National Bancorp	963,887	11,441,339
Velocity Financial, Inc. *	19,685	191,141
Veritex Holdings, Inc.	117,522	3,711,345
Walker & Dunlop, Inc.	68,674	6,177,913
Washington Federal, Inc.	144,958	5,609,875
Washington Trust Bancorp, Inc.	38,085	1,847,122
Waterstone Financial, Inc.	43,363	736,304
WesBanco, Inc.	130,563	5,279,968
West Bancorp, Inc.	36,265	814,875
Westamerica Bancorp	58,281	3,655,967

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WSFS Financial Corp.	141,375	6,582,420
		627,954,221

Capital Goods 10.6%
3D Systems Corp. *	283,651	2,504,638
AAON, Inc.	98,144	6,329,307
AAR Corp. *	75,644	3,352,542
Aerojet Rocketdyne Holdings, Inc. *	177,616	8,605,495
AeroVironment, Inc. *	55,195	5,050,343
AerSale Corp. *	35,617	755,080
Alamo Group, Inc.	22,514	3,423,929
Albany International Corp., Class A	69,766	6,391,961
Allied Motion Technologies, Inc.	29,900	1,011,218
Alta Equipment Group, Inc.	46,277	565,968
Altra Industrial Motion Corp.	145,462	8,748,085
Ameresco, Inc., Class A *	71,165	4,304,059
American Woodmark Corp. *	36,956	1,675,955
API Group Corp. *	462,940	7,633,881
Apogee Enterprises, Inc.	49,767	2,283,310
Applied Industrial Technologies, Inc.	85,656	10,653,893
Archer Aviation, Inc., Class A *	318,671	908,212
Arcosa, Inc.	108,386	6,958,381
Argan, Inc.	29,989	1,039,719
Array Technologies, Inc. *	337,390	6,106,759
Astec Industries, Inc.	50,953	2,224,098
Astra Space, Inc. *	335,254	211,344
Astronics Corp. *	57,485	532,311
Atkore, Inc. *	92,238	8,790,281
AZZ, Inc.	54,748	2,200,870
Babcock & Wilcox Enterprises, Inc. *	135,891	619,663
Barnes Group, Inc.	109,556	3,874,996
Beacon Roofing Supply, Inc. *	114,944	6,477,094
Berkshire Grey, Inc. *	107,250	143,715
Blink Charging Co. *(a)	79,700	1,179,560
Bloom Energy Corp., Class A *	393,549	7,363,302
Blue Bird Corp. *	38,321	351,404
BlueLinx Holdings, Inc. *	20,023	1,410,821
Boise Cascade Co.	88,392	5,901,934
Brookfield Business Corp., Class A	57,846	1,482,015
Cadre Holdings, Inc.	42,511	1,248,548
Caesarstone Ltd.	51,397	456,405
Chart Industries, Inc. *	82,196	18,319,844
CIRCOR International, Inc. *	41,534	858,508
Columbus McKinnon Corp.	62,691	1,787,947
Comfort Systems USA, Inc.	79,308	9,777,090
Concrete Pumping Holdings, Inc. *	59,374	380,290
Construction Partners, Inc., Class A *	89,298	2,780,740
CSW Industrials, Inc.	32,711	4,217,102
Custom Truck One Source, Inc. *	134,052	928,980
Desktop Metal, Inc., Class A *(a)	590,931	1,495,055
Distribution Solutions Group, Inc. *	10,769	323,932
Douglas Dynamics, Inc.	50,328	1,708,636
Ducommun, Inc. *	24,699	1,166,040
DXP Enterprises, Inc. *	33,961	971,624
Dycom Industries, Inc. *	64,611	7,635,728
EMCOR Group, Inc.	109,437	15,441,561
Encore Wire Corp.	41,309	5,683,705
Energy Recovery, Inc. *	123,131	3,168,161
Energy Vault Holdings, Inc. *(a)	142,347	458,357
Enerpac Tool Group Corp.	130,839	3,324,619
EnerSys	91,306	6,052,675
Enovix Corp. *	243,425	4,593,430
EnPro Industries, Inc.	46,566	4,959,279
ESCO Technologies, Inc.	57,660	4,968,562
ESS Tech, Inc. *(a)	181,832	769,149
Evoqua Water Technologies Corp. *	263,241	10,313,782
SECURITY	NUMBER OF SHARES	VALUE ($)
Fathom Digital Manufacturing Corp., Class A *	22,178	56,332
Federal Signal Corp.	133,667	6,235,566
Fluence Energy, Inc. *(a)	80,688	1,204,672
Fluor Corp. *	318,516	9,638,294
Franklin Electric Co., Inc.	103,143	8,451,537
FTC Solar, Inc. *	94,269	195,137
FuelCell Energy, Inc. *	871,716	2,719,754
GATX Corp.	79,455	8,319,733
Gibraltar Industries, Inc. *	71,053	3,629,387
Global Industrial Co.	29,026	921,285
GMS, Inc. *	96,767	4,567,402
GrafTech International Ltd.	434,491	2,211,559
Granite Construction, Inc.	99,041	3,340,653
Great Lakes Dredge & Dock Corp. *	146,403	1,106,807
Griffon Corp.	103,048	3,311,963
H&E Equipment Services, Inc.	71,502	2,699,916
Heliogen, Inc. *(a)	199,959	359,926
Helios Technologies, Inc.	72,815	4,127,882
Herc Holdings, Inc.	57,426	6,753,872
Hillenbrand, Inc.	155,025	6,849,005
Hillman Solutions Corp. *	301,660	2,355,965
Hudson Technologies, Inc. *	97,069	894,005
Hydrofarm Holdings Group, Inc. *	95,161	245,515
Hyliion Holdings Corp. *(a)	296,407	844,760
Hyster-Yale Materials Handling, Inc.	24,380	710,921
Hyzon Motors, Inc. *(a)	197,533	377,288
IES Holdings, Inc. *	19,343	639,093
Insteel Industries, Inc.	41,987	1,106,357
Janus International Group, Inc. *	182,720	1,759,594
JELD-WEN Holding, Inc. *	187,315	1,987,412
John Bean Technologies Corp.	70,783	6,455,410
Kadant, Inc.	25,969	4,621,184
Kaman Corp.	62,557	2,008,080
Karat Packaging, Inc. *	12,467	204,209
Kennametal, Inc.	182,104	4,863,998
Kratos Defense & Security Solutions, Inc. *	276,586	3,064,573
Lightning eMotors, Inc. *(a)	86,027	132,482
Lindsay Corp.	24,628	4,169,520
Luxfer Holdings plc	60,801	879,790
Markforged Holding Corp. *(a)	243,036	529,818
Masonite International Corp. *	49,789	3,561,407
Maxar Technologies, Inc.	164,572	3,676,538
McGrath RentCorp	54,206	5,098,074
Microvast Holdings, Inc. *	376,904	923,415
Miller Industries, Inc.	25,020	636,259
Momentus, Inc. *	119,773	174,869
Moog, Inc., Class A	64,051	5,428,322
MRC Global, Inc. *	185,979	1,865,369
Mueller Industries, Inc.	125,185	7,841,588
Mueller Water Products, Inc., Class A	348,961	4,082,844
MYR Group, Inc. *	36,678	3,209,692
National Presto Industries, Inc.	11,500	810,635
Nikola Corp. *(a)	721,519	2,734,557
Northwest Pipe Co. *	21,989	747,406
NOW, Inc. *	246,805	3,141,828
NuScale Power Corp. *(a)	70,203	791,890
NV5 Global, Inc. *	30,257	4,385,752
Omega Flex, Inc.	7,332	692,141
Park Aerospace Corp.	44,466	553,157
Parsons Corp. *	75,256	3,528,001
PGT Innovations, Inc. *	129,247	2,754,254
Powell Industries, Inc.	20,801	513,161
Preformed Line Products Co.	5,494	436,059
Primoris Services Corp.	118,964	2,401,883
Proterra, Inc. *	494,999	3,088,794
Proto Labs, Inc. *	61,677	2,355,445

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Quanex Building Products Corp.	74,128	1,642,676
RBC Bearings, Inc. *	63,828	16,182,313
Redwire Corp. *	42,522	116,510
Resideo Technologies, Inc. *	323,546	7,642,157
REV Group, Inc.	75,634	1,039,211
Rocket Lab USA, Inc. *	483,280	2,459,895
Rush Enterprises, Inc., Class A	94,980	4,738,552
Rush Enterprises, Inc., Class B	14,723	789,447
Sarcos Technology and Robotics Corp. *(a)	247,920	500,798
Shoals Technologies Group, Inc., Class A *	250,295	5,784,317
Simpson Manufacturing Co., Inc.	97,006	8,292,073
SPX Technologies, Inc. *	97,968	6,450,213
Standex International Corp.	26,771	2,651,668
Stem, Inc. *	322,493	4,385,905
Sterling Infrastructure, Inc. *	65,576	1,769,896
SunPower Corp. *	183,115	3,385,796
Tennant Co.	41,534	2,419,356
Terex Corp.	149,191	6,048,203
Terran Orbital Corp. *(a)	52,616	137,854
Textainer Group Holdings Ltd.	100,986	3,021,501
The Gorman-Rupp Co.	51,016	1,384,574
The Greenbrier Cos., Inc.	70,978	2,506,233
The Manitowoc Co., Inc. *	78,000	711,360
The Shyft Group, Inc.	77,268	1,775,619
Thermon Group Holdings, Inc. *	73,907	1,312,588
Titan International, Inc. *	114,509	1,713,055
Titan Machinery, Inc. *	45,348	1,559,064
TPI Composites, Inc. *	81,666	813,393
Transcat, Inc. *	15,897	1,315,636
Trinity Industries, Inc.	183,858	5,245,469
Triton International Ltd.	137,507	8,345,300
Triumph Group, Inc. *	143,586	1,299,453
Tutor Perini Corp. *	94,355	700,114
UFP Industries, Inc.	133,799	9,530,503
V2X, Inc. *	26,889	1,102,180
Velo3D, Inc. *(a)	126,556	498,631
Veritiv Corp. *	30,287	3,521,167
Vicor Corp. *	49,270	2,353,628
View, Inc. *(a)	246,431	332,682
Virgin Galactic Holdings, Inc. *(a)	511,063	2,361,111
Wabash National Corp.	108,825	2,356,061
Watts Water Technologies, Inc., Class A	61,237	8,962,647
Xos, Inc. *	120,236	135,867
Zurn Water Solutions Corp.	277,888	6,527,589
		570,662,153

Commercial & Professional Services 3.1%
ABM Industries, Inc.	150,034	6,678,013
ACCO Brands Corp.	205,594	945,732
ACV Auctions, Inc., Class A *	258,395	2,356,562
Alight, Inc., Class A *	759,738	6,298,228
Aris Water Solution, Inc., Class A	49,458	842,270
ASGN, Inc. *	109,804	9,309,183
Atlas Technical Consultants, Inc. *	41,272	312,842
Barrett Business Services, Inc.	15,535	1,354,963
Brady Corp., Class A	102,109	4,671,487
BrightView Holdings, Inc. *	99,081	883,803
Casella Waste Systems, Inc., Class A *	111,732	9,140,795
CBIZ, Inc. *	108,431	5,382,515
Cimpress plc *	39,665	923,401
CompX International, Inc.	3,395	60,533
CoreCivic, Inc. *	261,285	2,735,654
CRA International, Inc.	15,465	1,588,874
Deluxe Corp.	96,490	1,773,486
Ennis, Inc.	56,590	1,276,670
SECURITY	NUMBER OF SHARES	VALUE ($)
Exponent, Inc.	113,802	10,840,779
First Advantage Corp. *	131,398	1,846,142
Forrester Research, Inc. *	25,202	1,066,549
Franklin Covey Co. *	27,108	1,371,665
Harsco Corp. *	174,447	922,825
Healthcare Services Group, Inc.	166,403	2,322,986
Heidrick & Struggles International, Inc.	43,451	1,223,580
Heritage-Crystal Clean, Inc. *	34,979	960,873
HireRight Holdings Corp. *	47,706	642,123
HNI Corp.	92,178	2,672,240
Huron Consulting Group, Inc. *	46,002	3,387,127
ICF International, Inc.	41,299	4,940,599
Insperity, Inc.	81,200	9,583,224
Interface, Inc.	131,260	1,484,551
KAR Auction Services, Inc. *	257,113	3,735,852
Kelly Services, Inc., Class A	75,350	1,231,219
Kforce, Inc.	45,621	2,886,441
Kimball International, Inc., Class B	81,701	603,770
Korn Ferry	121,456	6,751,739
LegalZoom.com, Inc. *	215,205	1,990,646
Li-Cycle Holdings Corp. *(a)	307,032	1,829,911
Matthews International Corp., Class A	66,567	1,789,321
MillerKnoll, Inc.	170,094	3,602,591
Montrose Environmental Group, Inc. *	61,527	2,693,652
NL Industries, Inc.	18,784	164,548
Pitney Bowes, Inc.	387,757	1,205,924
Planet Labs PBC *	348,533	1,829,798
Quad Graphics, Inc. *	76,817	213,551
Red Violet, Inc. *	21,589	376,512
Resources Connection, Inc.	72,107	1,317,395
Skillsoft Corp. *	178,447	319,420
SP Plus Corp. *	51,829	1,919,228
Spire Global, Inc. *(a)	273,832	394,318
Steelcase, Inc., Class A	194,968	1,514,901
Sterling Check Corp. *	52,980	1,034,699
The Brink's Co.	103,863	6,193,351
The GEO Group, Inc. *(a)	265,227	2,243,820
TriNet Group, Inc. *	83,798	5,445,194
TrueBlue, Inc. *	72,330	1,422,008
UniFirst Corp.	33,499	6,164,151
Upwork, Inc. *	268,323	3,608,944
Viad Corp. *	45,368	1,691,319
VSE Corp.	23,761	1,099,897
Willdan Group, Inc. *	25,962	358,795
		165,433,189

Consumer Durables & Apparel 2.5%
Acushnet Holdings Corp.	75,491	3,515,616
Allbirds, Inc., Class A *(a)	217,340	747,650
AMMO, Inc. *(a)	196,546	638,775
Aterian, Inc. *(a)	145,213	159,734
Beazer Homes USA, Inc. *	66,936	757,046
Cavco Industries, Inc. *	19,934	4,518,440
Century Communities, Inc.	64,130	2,854,426
Clarus Corp.	64,654	782,960
Crocs, Inc. *	135,771	9,605,798
Dream Finders Homes, Inc., Class A *	47,139	523,243
Ermenegildo Zegna N.V. (a)	106,495	1,167,185
Ethan Allen Interiors, Inc.	50,491	1,292,065
Fossil Group, Inc. *	104,873	445,710
G-III Apparel Group Ltd. *	97,508	1,901,406
GoPro, Inc., Class A *	290,122	1,581,165
Green Brick Partners, Inc. *	60,476	1,398,810
Helen of Troy Ltd. *	53,199	5,033,689
Hovnanian Enterprises, Inc., Class A *	11,682	471,135
Installed Building Products, Inc.	53,257	4,580,102
iRobot Corp. *	60,063	3,393,560

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson Outdoors, Inc., Class A	12,002	631,545
KB Home	176,105	5,075,346
Kontoor Brands, Inc.	124,320	4,438,224
Landsea Homes Corp. *	22,748	110,555
Latham Group, Inc. *	97,554	431,189
La-Z-Boy, Inc.	95,843	2,374,031
Legacy Housing Corp. *	19,950	370,272
LGI Homes, Inc. *	45,910	4,226,015
Lifetime Brands, Inc.	28,014	239,940
M.D.C. Holdings, Inc.	127,947	3,897,266
M/I Homes, Inc. *	60,316	2,502,511
Malibu Boats, Inc., Class A *	45,640	2,414,356
Marine Products Corp.	18,875	188,750
MasterCraft Boat Holdings, Inc. *	39,968	869,704
Meritage Homes Corp. *	81,258	6,188,609
Movado Group, Inc.	34,362	1,136,351
Oxford Industries, Inc.	33,828	3,441,322
PLBY Group, Inc. *(a)	68,766	248,933
Purple Innovation, Inc. *	122,975	432,872
Rocky Brands, Inc.	15,725	309,547
Skyline Champion Corp. *	119,344	6,947,014
Smith & Wesson Brands, Inc.	101,112	1,141,554
Snap One Holdings Corp. *	40,993	488,637
Solo Brands, Inc., Class A *(a)	48,272	199,363
Sonos, Inc. *	285,572	4,603,421
Steven Madden Ltd.	174,695	5,218,140
Sturm, Ruger & Co., Inc.	38,431	2,157,132
Superior Group of Cos., Inc.	26,971	267,552
Taylor Morrison Home Corp. *	245,547	6,467,708
The Lovesac Co. *	31,297	761,769
Topgolf Callaway Brands Corp. *	313,032	5,859,959
Traeger, Inc. *	70,397	292,148
Tri Pointe Homes, Inc. *	225,656	3,779,738
Tupperware Brands Corp. *	99,327	767,798
Unifi, Inc. *	30,460	277,795
Universal Electronics, Inc. *	27,230	555,764
Vista Outdoor, Inc. *	125,022	3,630,639
Vizio Holding Corp., Class A *	151,442	1,696,150
Vuzix Corp. *(a)	132,925	664,625
Weber, Inc., Class A (a)	59,485	396,170
Wolverine World Wide, Inc.	173,243	2,967,653
		134,036,582

Consumer Services 3.4%
2U, Inc. *	167,184	1,034,869
Accel Entertainment, Inc. *	128,423	1,261,114
Adtalem Global Education, Inc. *	100,421	4,187,556
American Public Education, Inc. *	42,144	539,865
Bally's Corp. *	81,646	1,840,301
Biglari Holdings, Inc., Class B *	1,620	223,479
BJ's Restaurants, Inc. *	50,503	1,659,024
Bloomin' Brands, Inc.	197,526	4,742,599
Bluegreen Vacations Holding Corp.	26,849	464,756
Bowlero Corp. *(a)	90,043	1,311,026
Brinker International, Inc. *	97,295	3,248,680
Carriage Services, Inc.	29,525	720,705
Century Casinos, Inc. *	59,838	475,712
Chegg, Inc. *	278,388	6,004,829
Chuy's Holdings, Inc. *	42,070	1,232,651
Coursera, Inc. *	255,400	3,292,106
Cracker Barrel Old Country Store, Inc.	50,930	5,817,225
Dave & Buster's Entertainment, Inc. *	96,095	3,829,386
Denny's Corp. *	125,632	1,423,411
Dine Brands Global, Inc.	33,136	2,388,774
Duolingo, Inc. *	52,682	4,311,495
El Pollo Loco Holdings, Inc.	44,232	444,089
European Wax Center, Inc., Class A	54,406	782,358
SECURITY	NUMBER OF SHARES	VALUE ($)
Everi Holdings, Inc. *	193,044	3,663,975
F45 Training Holdings, Inc. *	79,535	265,647
First Watch Restaurant Group, Inc. *	21,823	372,082
Frontdoor, Inc. *	185,291	4,087,519
Full House Resorts, Inc. *	72,490	508,155
Golden Entertainment, Inc. *	45,131	1,905,431
Graham Holdings Co., Class B	8,333	5,198,709
Hilton Grand Vacations, Inc. *	196,605	7,714,780
Inspirato, Inc. *	45,298	96,938
Inspired Entertainment, Inc. *	47,484	486,236
International Game Technology plc	219,831	4,407,612
Jack in the Box, Inc.	47,397	4,181,837
Krispy Kreme, Inc.	161,015	2,310,565
Kura Sushi USA, Inc., Class A *	10,397	821,675
Laureate Education, Inc., Class A	242,145	3,060,713
Life Time Group Holdings, Inc. *	93,749	983,427
Lindblad Expeditions Holdings, Inc. *	76,136	638,781
Monarch Casino & Resort, Inc. *	29,773	2,364,274
NEOGAMES S.A. *	28,925	497,510
Nerdy, Inc. *	124,321	302,100
Noodles & Co. *	92,816	540,189
OneSpaWorld Holdings Ltd. *	147,862	1,341,108
Papa John's International, Inc.	72,997	5,301,772
Perdoceo Education Corp. *	150,964	1,725,519
Portillo's, Inc., Class A *(a)	52,144	1,117,967
RCI Hospitality Holdings, Inc.	19,174	1,618,861
Red Rock Resorts, Inc., Class A	113,501	4,727,317
Rover Group, Inc. *(a)	207,690	911,759
Rush Street Interactive, Inc. *	135,867	563,848
Ruth's Hospitality Group, Inc.	71,586	1,487,557
Scientific Games Corp., Class A *	211,349	11,865,133
SeaWorld Entertainment, Inc. *	94,139	5,475,124
Shake Shack, Inc., Class A *	83,908	4,662,768
Sonder Holdings, Inc. *(a)	425,418	931,665
StoneMor, Inc. *	60,164	209,972
Strategic Education, Inc.	50,814	3,506,166
Stride, Inc. *	90,846	3,044,249
Sweetgreen, Inc., Class A *	196,101	3,647,479
Target Hospitality Corp. *	65,557	797,829
Texas Roadhouse, Inc.	150,050	14,847,447
The Beachbody Co., Inc. *(a)	229,991	232,291
The Cheesecake Factory, Inc.	110,189	3,945,868
The ONE Group Hospitality, Inc. *	49,618	371,143
Udemy, Inc. *	161,651	2,352,022
Universal Technical Institute, Inc. *	73,377	506,301
Vacasa, Inc., Class A *(a)	250,745	915,219
Vivint Smart Home, Inc. *	211,544	1,618,312
Wingstop, Inc.	67,082	10,625,118
WW International, Inc. *	122,166	552,190
Xponential Fitness, Inc., Class A *	39,195	758,423
		185,304,592

Diversified Financials 3.8%
AFC Gamma, Inc.	35,143	602,000
Alerus Financial Corp.	33,913	756,260
A-Mark Precious Metals, Inc.	40,295	1,225,371
Angel Oak Mortgage, Inc. (a)	26,214	270,791
Apollo Commercial Real Estate Finance, Inc.	315,031	3,547,249
Arbor Realty Trust, Inc.	369,825	5,092,490
Ares Commercial Real Estate Corp.	114,293	1,410,376
ARMOUR Residential REIT, Inc.	254,414	1,353,482
Artisan Partners Asset Management, Inc., Class A	134,478	3,833,968
Assetmark Financial Holdings, Inc. *	48,204	998,305
Associated Capital Group, Inc., Class A	3,950	159,185
Atlanticus Holdings Corp. *	9,469	270,435

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
B. Riley Financial, Inc.	46,082	1,874,616
Bakkt Holdings, Inc. *(a)	140,127	298,471
Banco Latinoamericano de Comercio Exterior S.A., Class E	61,532	965,437
BGC Partners, Inc., Class A	715,088	2,831,748
Blackstone Mortgage Trust, Inc., Class A	381,225	9,515,376
Blucora, Inc. *	106,653	2,349,566
Bread Financial Holdings, Inc.	112,044	4,045,909
Brightsphere Investment Group, Inc.	71,919	1,353,516
BrightSpire Capital, Inc., Class A	208,599	1,602,040
Broadmark Realty Capital, Inc.	291,648	1,697,391
Cannae Holdings, Inc. *	159,582	3,695,919
Chicago Atlantic Real Estate Finance, Inc.	12,008	177,959
Chimera Investment Corp.	520,675	3,514,556
Claros Mortgage Trust, Inc. (a)	205,916	3,294,656
Cohen & Steers, Inc.	56,828	3,418,772
Compass Diversified Holdings	138,653	2,950,536
Consumer Portfolio Services, Inc. *	20,900	134,178
Cowen, Inc., Class A	58,898	2,274,641
Curo Group Holdings Corp.	47,866	247,467
Diamond Hill Investment Group, Inc.	6,583	1,184,611
Donnelley Financial Solutions, Inc. *	57,922	2,341,786
Dynex Capital, Inc.	97,453	1,163,589
Ellington Financial, Inc.	126,662	1,694,738
Encore Capital Group, Inc. *	52,945	2,695,959
Enova International, Inc. *	70,119	2,628,761
EZCORP, Inc., Class A *	111,868	1,080,645
Federated Hermes, Inc.	191,021	6,637,980
FirstCash Holdings, Inc.	86,366	8,502,733
Focus Financial Partners, Inc., Class A *	129,801	4,515,777
Franklin BSP Realty Trust, Inc. (a)	188,820	2,660,474
GCM Grosvenor, Inc., Class A	92,279	763,147
Granite Point Mortgage Trust, Inc.	116,799	918,040
Green Dot Corp., Class A *	107,736	2,050,216
Hamilton Lane, Inc., Class A	78,993	4,725,361
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	190,732	5,184,096
Houlihan Lokey, Inc.	111,928	9,997,409
Invesco Mortgage Capital, Inc.	74,374	870,920
Jackson Financial, Inc., Class A	171,056	6,561,708
KKR Real Estate Finance Trust, Inc.	128,165	2,232,634
Ladder Capital Corp. REIT	254,320	2,713,594
LendingClub Corp. *	229,646	2,443,433
LendingTree, Inc. *	23,463	591,971
MarketWise, Inc. *	37,407	92,021
MFA Financial, Inc.	229,927	2,290,073
Moelis & Co., Class A	142,625	6,055,857
Moneylion, Inc. *	274,360	307,283
Navient Corp.	249,285	3,774,175
Nelnet, Inc., Class A	32,642	2,908,076
NerdWallet, Inc., Class A *(a)	57,867	679,359
New York Mortgage Trust, Inc.	853,038	2,294,672
Nexpoint Real Estate Finance, Inc.	18,128	318,509
Open Lending Corp., Class A *	235,296	1,687,072
Oportun Financial Corp. *	63,540	349,470
Oppenheimer Holdings, Inc., Class A	18,509	637,080
OppFi, Inc. *(a)	29,587	67,162
Orchid Island Capital, Inc. (a)	79,446	800,017
PennyMac Mortgage Investment Trust	203,317	2,820,007
Perella Weinberg Partners, Class A	92,562	729,389
Piper Sandler Cos.	38,029	4,866,571
PJT Partners, Inc., Class A	52,838	3,931,147
PRA Group, Inc. *	86,218	2,888,303
PROG Holdings, Inc. *	112,125	1,852,305
Ready Capital Corp.	165,398	2,004,624
Redwood Trust, Inc.	260,167	1,854,991
Regional Management Corp.	17,341	588,900
SECURITY	NUMBER OF SHARES	VALUE ($)
Sculptor Capital Management, Inc.	57,426	609,290
Silvercrest Asset Management Group, Inc., Class A	21,812	414,210
StepStone Group, Inc., Class A	119,211	3,519,109
StoneX Group, Inc. *	38,492	3,592,073
Sunlight Financial Holdings, Inc. *(a)	53,414	64,631
SWK Holdings Corp. *	7,819	145,433
TPG RE Finance Trust, Inc.	155,094	1,313,646
Two Harbors Investment Corp.	773,703	2,754,383
Value Line, Inc.	2,028	108,701
Victory Capital Holdings, Inc., Class A	36,910	1,067,437
Virtus Investment Partners, Inc.	15,545	2,665,812
WisdomTree Investments, Inc.	304,849	1,655,330
World Acceptance Corp. *	8,744	710,188
		202,339,554

Energy 7.0%
Aemetis, Inc. *	67,039	496,089
Alto Ingredients, Inc. *	163,263	674,276
Amplify Energy Corp. *	80,340	794,563
Arch Resources, Inc.	34,087	5,191,109
Archaea Energy, Inc. *	133,467	3,444,783
Archrock, Inc.	302,040	2,268,320
Ardmore Shipping Corp. *	78,555	1,062,849
Battalion Oil Corp. *	5,513	72,386
Berry Corp.	174,185	1,545,021
Borr Drilling Ltd. *	437,779	2,149,495
Brigham Minerals, Inc., Class A	117,134	3,631,154
Bristow Group, Inc. *	52,059	1,558,646
Cactus, Inc., Class A	131,897	6,821,713
California Resources Corp.	169,943	7,666,129
Callon Petroleum Co. *	110,110	4,840,436
Centrus Energy Corp., Class A *	23,946	1,132,885
ChampionX Corp.	457,211	13,085,379
Chord Energy Corp.	92,955	14,230,481
Civitas Resources, Inc.	164,996	11,534,870
Clean Energy Fuels Corp. *	380,061	2,550,209
CNX Resources Corp. *	418,917	7,041,995
Comstock Resources, Inc. *	205,078	3,851,365
CONSOL Energy, Inc.	76,795	4,839,621
Crescent Energy Co., Class A (a)	72,543	999,643
CVR Energy, Inc.	66,243	2,587,452
Delek US Holdings, Inc.	157,700	4,677,382
Denbury, Inc. *	112,138	10,250,535
DHT Holdings, Inc.	306,824	2,733,802
Diamond Offshore Drilling, Inc. *	227,113	2,237,063
DMC Global, Inc. *	42,234	913,944
Dorian LPG Ltd.	68,505	1,237,885
Dril-Quip, Inc. *	76,292	1,898,145
Earthstone Energy, Inc., Class A *	100,844	1,629,639
Empire Petroleum Corp. *	22,237	355,792
Energy Fuels, Inc. *(a)	347,996	2,505,571
Equitrans Midstream Corp.	919,901	7,745,566
Excelerate Energy, Inc., Class A	41,511	1,146,534
Expro Group Holdings N.V. *	173,528	3,284,885
FLEX LNG Ltd. *	63,598	1,987,437
Frontline Ltd. (a)	278,980	3,503,989
Gevo, Inc. *	438,412	986,427
Golar LNG Ltd. *	225,808	6,281,979
Green Plains, Inc. *	117,957	3,407,778
Gulfport Energy Corp. *	25,119	2,248,402
Helix Energy Solutions Group, Inc. *	318,591	2,230,137
Helmerich & Payne, Inc.	230,026	11,388,587
HighPeak Energy, Inc.	14,816	345,509
International Seaways, Inc.	110,222	4,674,515
Kinetik Holdings, Inc.	39,391	1,448,801
Kosmos Energy Ltd. *	1,010,224	6,556,354

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Laredo Petroleum, Inc. *	37,742	2,440,020
Liberty Energy, Inc., Class A *	319,455	5,401,984
Magnolia Oil & Gas Corp., Class A	373,248	9,585,009
Matador Resources Co.	251,862	16,736,230
Murphy Oil Corp.	329,772	15,997,240
Nabors Industries Ltd. *	20,301	3,532,983
NACCO Industries, Inc., Class A	9,219	521,427
National Energy Services Reunited Corp. *	86,075	650,727
Newpark Resources, Inc. *	191,203	699,803
NextDecade Corp. *	73,358	513,506
NexTier Oilfield Solutions, Inc. *	392,955	3,960,986
Noble Corp. plc *	165,327	5,958,385
Nordic American Tankers Ltd.	441,586	1,364,501
Northern Oil and Gas, Inc.	149,745	5,112,294
Oceaneering International, Inc. *	224,422	3,139,664
Oil States International, Inc. *	142,152	919,723
Par Pacific Holdings, Inc. *	109,350	2,501,928
Patterson-UTI Energy, Inc.	479,999	8,471,982
PBF Energy, Inc., Class A	216,609	9,584,948
Peabody Energy Corp. *	263,439	6,296,192
Permian Resources Corp., Class A *	460,198	4,496,134
ProFrac Holding Corp., Class A *	36,069	790,272
ProPetro Holding Corp. *	195,439	2,313,998
Ranger Oil Corp., Class A	44,743	1,829,989
REX American Resources Corp. *	35,341	1,059,877
Riley Exploration Permian, Inc.	23,508	683,378
Ring Energy, Inc. *	195,801	624,605
RPC, Inc.	165,756	1,844,864
SandRidge Energy, Inc. *	71,051	1,342,153
Scorpio Tankers, Inc.	109,099	5,230,206
Select Energy Services, Inc., Class A	159,134	1,535,643
SFL Corp., Ltd.	257,380	2,625,276
SilverBow Resources, Inc. *	26,342	934,351
Sitio Royalties Corp. (a)	26,216	743,486
SM Energy Co.	271,003	12,189,715
Solaris Oilfield Infrastructure, Inc., Class A	70,973	966,652
Talos Energy, Inc. *	147,979	3,148,993
Teekay Corp. *	158,425	619,442
Teekay Tankers Ltd., Class A *	50,961	1,604,762
Tellurian, Inc. *	1,141,626	3,082,390
TETRA Technologies, Inc. *	277,329	1,370,005
Tidewater, Inc. *	95,145	3,225,415
Uranium Energy Corp. *(a)	718,204	3,023,639
Ur-Energy, Inc. *(a)	471,434	608,150
US Silica Holdings, Inc. *	166,198	2,391,589
VAALCO Energy, Inc.	237,769	1,224,510
Valaris Ltd. *	136,312	9,123,362
Vertex Energy, Inc. *	121,273	1,034,459
W&T Offshore, Inc. *	211,774	1,607,365
Weatherford International plc *	158,164	6,592,275
World Fuel Services Corp.	137,154	3,496,055
		374,500,069

Food & Staples Retailing 0.6%
HF Foods Group, Inc. *	79,646	368,761
Ingles Markets, Inc., Class A	31,811	3,002,004
Natural Grocers by Vitamin Cottage, Inc.	20,414	234,761
PriceSmart, Inc.	55,058	3,522,060
Rite Aid Corp. *(a)	122,810	641,068
SpartanNash Co.	79,981	2,856,122
Sprouts Farmers Market, Inc. *	240,717	7,101,152
The Andersons, Inc.	71,831	2,533,479
The Chefs' Warehouse, Inc. *	76,462	2,800,803
United Natural Foods, Inc. *	130,038	5,514,912
Village Super Market, Inc., Class A	18,575	413,108
SECURITY	NUMBER OF SHARES	VALUE ($)
Weis Markets, Inc.	36,775	3,444,714
		32,432,944

Food, Beverage & Tobacco 1.9%
22nd Century Group, Inc. *(a)	366,917	480,661
Alico, Inc.	14,250	436,335
AppHarvest, Inc. *(a)	168,178	358,219
B&G Foods, Inc. (a)	158,435	2,595,165
Benson Hill, Inc. *	382,840	1,297,828
Beyond Meat, Inc. *(a)	137,740	2,162,518
Brookfield Realty Capital Corp., Class A *(a)	58,186	421,848
Calavo Growers, Inc.	38,696	1,338,495
Cal-Maine Foods, Inc.	84,827	4,793,574
Celsius Holdings, Inc. *	124,304	11,321,608
Coca-Cola Consolidated, Inc.	10,511	5,118,962
Fresh Del Monte Produce, Inc.	68,134	1,776,935
Hostess Brands, Inc. *	304,424	8,061,147
J&J Snack Foods Corp.	34,014	5,020,807
John B. Sanfilippo & Son, Inc.	20,044	1,671,870
Lancaster Colony Corp.	43,507	7,843,442
Landec Corp. *	59,401	591,040
Local Bounti Corp. *(a)	94,637	280,126
MGP Ingredients, Inc.	31,404	3,518,818
Mission Produce, Inc. *	89,218	1,484,587
National Beverage Corp.	52,870	2,507,095
Primo Water Corp.	352,549	5,143,690
Seneca Foods Corp., Class A *	12,180	768,680
Sovos Brands, Inc. *	85,265	1,181,773
SunOpta, Inc. *	218,713	2,456,147
Tattooed Chef, Inc. *(a)	110,153	523,227
The Duckhorn Portfolio, Inc. *	82,922	1,212,320
The Hain Celestial Group, Inc. *	168,254	3,148,032
The Simply Good Foods Co. *	201,492	7,717,144
The Vita Coco Co., Inc. *	62,744	643,753
Tootsie Roll Industries, Inc.	34,777	1,404,643
TreeHouse Foods, Inc. *	113,805	5,717,563
Turning Point Brands, Inc.	33,525	789,849
Universal Corp.	54,183	2,742,202
Utz Brands, Inc.	147,422	2,389,711
Vector Group Ltd.	321,685	3,416,295
Vintage Wine Estates, Inc. *	70,706	195,856
Vital Farms, Inc. *	67,102	888,430
Whole Earth Brands, Inc. *	89,374	308,340
		103,728,735

Health Care Equipment & Services 7.3%
1Life Healthcare, Inc. *	403,489	6,899,662
23andMe Holding Co., Class A *(a)	579,618	1,820,000
Accolade, Inc. *	146,096	1,574,915
AdaptHealth Corp. *	161,628	3,685,118
Addus HomeCare Corp. *	34,584	3,542,093
Agiliti, Inc. *	62,625	1,094,059
AirSculpt Technologies, Inc.	27,204	184,443
Alignment Healthcare, Inc. *	188,928	2,501,407
Allscripts Healthcare Solutions, Inc. *	244,670	3,596,649
Alphatec Holdings, Inc. *	161,483	1,653,586
American Well Corp., Class A *	511,669	2,092,726
AMN Healthcare Services, Inc. *	96,845	12,154,047
AngioDynamics, Inc. *	83,498	1,176,487
Apollo Medical Holdings, Inc. *	87,113	3,089,027
Artivion, Inc. *	86,719	967,784
ATI Physical Therapy, Inc. *	164,381	179,175
AtriCure, Inc. *	102,025	4,297,293
Atrion Corp.	3,070	1,842,952
Avanos Medical, Inc. *	103,793	2,299,015

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Aveanna Healthcare Holdings, Inc. *	97,815	135,963
AxoGen, Inc. *	91,160	1,041,047
Axonics, Inc. *	109,685	8,022,361
Babylon Holdings Ltd., Class A *	239,249	113,284
Bioventus, Inc., Class A *	71,493	581,953
Brookdale Senior Living, Inc. *	414,872	1,854,478
Butterfly Network, Inc. *	295,922	1,450,018
Cano Health, Inc. *	362,263	1,296,901
Cardiovascular Systems, Inc. *	89,202	1,288,077
CareMax, Inc. *	133,357	938,833
Castle Biosciences, Inc. *	55,198	1,408,653
Cerus Corp. *	386,932	1,416,171
Clover Health Investments Corp. *	860,500	1,359,590
Community Health Systems, Inc. *	279,864	803,210
Computer Programs & Systems, Inc. *	31,813	1,027,560
CONMED Corp.	65,160	5,195,207
CorVel Corp. *	19,835	3,257,105
Cross Country Healthcare, Inc. *	81,986	3,040,861
Cue Health, Inc. *	242,494	962,701
Cutera, Inc. *	37,141	1,707,372
DocGo, Inc. *	180,678	1,788,712
Embecta Corp.	130,275	4,028,103
Evolent Health, Inc., Class A *	183,500	5,837,135
Figs, Inc., Class A *	285,439	2,106,540
Fulgent Genetics, Inc. *	48,239	1,911,712
Glaukos Corp. *	102,375	5,740,166
Haemonetics Corp. *	113,650	9,654,567
Health Catalyst, Inc. *	122,329	1,078,942
HealthEquity, Inc. *	185,759	14,472,484
HealthStream, Inc. *	53,865	1,330,465
Heska Corp. *	21,610	1,550,734
Hims & Hers Health, Inc. *	272,880	1,238,875
Inari Medical, Inc. *	107,961	8,305,440
Innovage Holding Corp. *(a)	42,380	262,332
Inogen, Inc. *	51,241	1,161,121
Inspire Medical Systems, Inc. *	63,169	12,314,796
Integer Holdings Corp. *	73,754	4,597,087
Invitae Corp. *(a)	525,618	1,356,094
iRadimed Corp.	16,071	466,863
iRhythm Technologies, Inc. *	66,777	8,513,400
Lantheus Holdings, Inc. *	152,896	11,312,775
LeMaitre Vascular, Inc.	43,731	1,897,925
LHC Group, Inc. *	66,737	11,151,753
LifeStance Health Group, Inc. *(a)	161,161	1,216,766
LivaNova plc *	120,149	5,659,018
Meridian Bioscience, Inc. *	96,201	3,075,546
Merit Medical Systems, Inc. *	125,093	8,602,646
Mesa Laboratories, Inc.	11,220	1,483,396
ModivCare, Inc. *	28,311	2,752,962
Multiplan Corp. *	846,273	2,428,803
Nano-X Imaging Ltd. *(a)	101,939	1,447,534
National HealthCare Corp.	28,063	1,709,598
National Research Corp.	31,343	1,276,600
Neogen Corp. *	242,333	3,198,796
Nevro Corp. *	78,109	2,994,699
NextGen Healthcare, Inc. *	126,899	2,543,056
Nutex Health, Inc. *	85,197	68,584
NuVasive, Inc. *	117,189	5,171,551
Omnicell, Inc. *	98,287	7,599,551
OPKO Health, Inc. *	900,537	1,711,020
OptimizeRx Corp. *	39,408	607,474
Option Care Health, Inc. *	349,780	10,584,343
OraSure Technologies, Inc. *	161,880	705,797
Orthofix Medical, Inc. *	43,194	693,696
OrthoPediatrics Corp. *	33,211	1,411,135
Outset Medical, Inc. *	107,315	1,667,675
Owens & Minor, Inc.	165,152	2,807,584
Owlet, Inc. *	36,191	34,653
SECURITY	NUMBER OF SHARES	VALUE ($)
P3 Health Partners, Inc. *(a)	53,288	263,776
Paragon 28, Inc. *(a)	102,822	2,053,355
Patterson Cos., Inc.	195,103	5,066,825
Pear Therapeutics, Inc. *(a)	150,851	414,840
Pediatrix Medical Group, Inc. *	185,907	3,606,596
PetIQ, Inc. *	61,041	501,757
Phreesia, Inc. *	109,958	3,004,053
Privia Health Group, Inc. *	99,840	3,342,643
PROCEPT BioRobotics Corp. *	57,333	2,604,638
Progyny, Inc. *	167,413	7,444,856
Pulmonx Corp. *	76,123	1,017,003
R1 RCM, Inc. *	336,302	5,939,093
RadNet, Inc. *	111,815	2,137,903
RxSight, Inc. *	46,308	576,071
Schrodinger, Inc. *	120,856	2,896,918
SeaSpine Holdings Corp. *	80,727	519,075
Select Medical Holdings Corp.	233,040	5,984,467
Sema4 Holdings Corp. *	360,012	370,812
Senseonics Holdings, Inc. *(a)	1,027,893	1,212,914
Sharecare, Inc. *	655,284	1,258,145
Shockwave Medical, Inc. *	79,663	23,353,208
SI-BONE, Inc. *	75,631	1,470,267
Sight Sciences, Inc. *	49,303	386,042
Silk Road Medical, Inc. *	77,339	3,409,103
Simulations Plus, Inc.	34,988	1,452,002
STAAR Surgical Co. *	107,305	7,604,705
Surgery Partners, Inc. *	88,877	2,416,566
Surmodics, Inc. *	30,337	1,035,705
Tactile Systems Technology, Inc. *	43,239	321,698
Tenon Medical, Inc. *(a)	7,088	12,617
The Ensign Group, Inc.	120,556	10,823,518
The Joint Corp. *	31,059	513,095
The Oncology Institute, Inc. *	76,583	347,687
The Pennant Group, Inc. *	57,916	712,946
TransMedics Group, Inc. *	68,267	3,291,835
Treace Medical Concepts, Inc. *	74,886	1,833,209
U.S. Physical Therapy, Inc.	28,782	2,555,842
UFP Technologies, Inc. *	15,208	1,427,271
Utah Medical Products, Inc.	7,741	693,207
Varex Imaging Corp. *	86,146	1,904,688
Vicarious Surgical, Inc. *	120,032	464,524
ViewRay, Inc. *	329,985	1,415,636
Zimvie, Inc. *	47,407	415,759
Zynex, Inc.	49,395	563,103
		393,722,260

Household & Personal Products 1.0%
BellRing Brands, Inc. *	295,144	7,148,388
Central Garden & Pet Co. *	21,790	899,273
Central Garden & Pet Co., Class A *	90,021	3,523,422
Edgewell Personal Care Co.	115,317	4,519,273
elf Beauty, Inc. *	108,336	4,686,615
Energizer Holdings, Inc.	149,251	4,311,861
Herbalife Nutrition Ltd. *	219,236	4,660,957
Inter Parfums, Inc.	40,176	3,249,435
Medifast, Inc.	24,344	2,848,005
Nature's Sunshine Products, Inc. *	29,877	252,162
Nu Skin Enterprises, Inc., Class A	111,757	4,268,000
The Beauty Health Co. *	223,205	2,551,233
The Honest Co., Inc. *	143,335	474,439
Thorne HealthTech, Inc. *	30,226	146,898
USANA Health Sciences, Inc. *	25,101	1,318,054
Veru, Inc. *(a)	145,940	1,786,306
WD-40 Co.	30,567	4,895,611
		51,539,932

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Insurance 2.1%
Ambac Financial Group, Inc. *	98,556	1,384,712
American Equity Investment Life Holding Co.	161,974	6,977,840
AMERISAFE, Inc.	42,611	2,488,908
Argo Group International Holdings Ltd.	71,105	1,768,381
Bright Health Group, Inc. *(a)	439,758	452,951
BRP Group, Inc., Class A *	133,385	3,781,465
CNO Financial Group, Inc.	253,922	5,601,519
Crawford & Co., Class A	33,903	203,079
Donegal Group, Inc., Class A	34,289	501,991
eHealth, Inc. *	53,376	143,048
Employers Holdings, Inc.	61,021	2,661,126
Enstar Group Ltd. *	25,144	5,041,875
Genworth Financial, Inc., Class A *	1,123,334	5,245,970
Goosehead Insurance, Inc., Class A *	42,628	1,769,488
Greenlight Capital Re Ltd., Class A *	59,457	501,817
HCI Group, Inc.	14,610	535,310
Hippo Holdings, Inc. *	35,748	617,730
Horace Mann Educators Corp.	91,958	3,628,663
Investors Title Co.	2,856	419,689
James River Group Holdings Ltd.	82,060	2,073,656
Kinsale Capital Group, Inc.	48,431	15,263,998
Lemonade, Inc. *(a)	104,031	2,517,550
MBIA, Inc. *	108,129	1,163,468
Mercury General Corp.	60,113	1,743,277
National Western Life Group, Inc., Class A	5,072	1,004,357
NI Holdings, Inc. *	19,074	259,025
Oscar Health, Inc., Class A *	264,102	985,100
Palomar Holdings, Inc. *	54,332	4,833,375
ProAssurance Corp.	120,805	2,683,079
RLI Corp.	87,368	11,363,956
Root, Inc., Class A *(a)	17,055	145,480
Safety Insurance Group, Inc.	31,877	2,771,705
Selective Insurance Group, Inc.	133,533	13,096,917
Selectquote, Inc. *	292,939	197,441
SiriusPoint Ltd. *	207,585	1,332,696
Stewart Information Services Corp.	60,042	2,339,236
Tiptree, Inc.	55,880	680,618
Trean Insurance Group, Inc. *	49,665	182,271
Trupanion, Inc. *	87,254	4,403,709
United Fire Group, Inc.	47,720	1,293,212
Universal Insurance Holdings, Inc.	59,251	594,880
		114,654,568

Materials 4.2%
5E Advanced Materials, Inc. *	74,036	990,602
AdvanSix, Inc.	60,703	2,208,375
Alpha Metallurgical Resources, Inc.	37,047	6,255,386
American Vanguard Corp.	65,447	1,522,952
Amyris, Inc. *(a)	439,405	1,234,728
Arconic Corp. *	229,762	4,769,859
Aspen Aerogels, Inc. *	69,241	877,976
ATI, Inc. *	277,728	8,265,185
Avient Corp.	203,689	7,025,234
Balchem Corp.	71,292	9,966,622
Cabot Corp.	124,417	9,142,161
Carpenter Technology Corp.	106,916	3,998,658
Century Aluminum Co. *	116,716	841,522
Chase Corp.	16,888	1,591,018
Clearwater Paper Corp. *	37,269	1,657,725
Coeur Mining, Inc. *	624,555	2,360,818
Commercial Metals Co.	270,766	12,319,853
Compass Minerals International, Inc.	76,739	3,034,260
Constellium SE *	282,839	3,116,886
SECURITY	NUMBER OF SHARES	VALUE ($)
Cryptyde, Inc. *	40,327	21,886
Dakota Gold Corp. *	116,224	400,973
Danimer Scientific, Inc. *(a)	203,912	534,249
Diversey Holdings Ltd. *	174,576	942,710
Ecovyst, Inc. *	170,880	1,700,256
Ferroglobe Representation and Warranty Insurance Trust *(b)	108,500	0
FutureFuel Corp.	56,783	388,396
Glatfelter Corp.	101,328	286,758
Greif, Inc., Class A	57,863	3,831,109
Greif, Inc., Class B	12,056	853,685
H.B. Fuller Co.	118,752	8,278,202
Hawkins, Inc.	43,325	1,950,925
Haynes International, Inc.	27,358	1,338,080
Hecla Mining Co.	1,238,051	5,657,893
Hycroft Mining Holding Corp. *	331,668	228,718
Ingevity Corp. *	85,485	5,750,576
Innospec, Inc.	55,393	5,538,746
Intrepid Potash, Inc. *	24,858	1,124,824
Ivanhoe Electric, Inc. *(a)	32,010	334,825
Kaiser Aluminum Corp.	35,437	2,862,955
Koppers Holdings, Inc.	45,146	1,126,844
Kronos Worldwide, Inc.	49,799	473,091
Livent Corp. *	362,665	11,449,334
LSB Industries, Inc. *	70,885	1,249,703
Materion Corp.	45,680	3,915,233
Mativ Holdings, Inc.	121,766	2,890,726
Minerals Technologies, Inc.	72,505	3,988,500
Myers Industries, Inc.	81,216	1,647,873
Novagold Resources, Inc. *	535,907	2,481,249
O-I Glass, Inc. *	348,256	5,680,055
Olympic Steel, Inc.	21,698	590,403
Origin Materials, Inc. *	233,965	1,328,921
Orion Engineered Carbons S.A.	135,670	2,165,293
Pactiv Evergreen, Inc.	96,890	1,057,070
Perimeter Solutions S.A. *	273,202	2,182,884
Piedmont Lithium, Inc. *	38,895	2,420,047
PolyMet Mining Corp. *	66,038	197,454
PureCycle Technologies, Inc. *(a)	238,192	1,969,848
Quaker Chemical Corp.	30,313	4,930,106
Ramaco Resources, Inc.	50,596	571,229
Ranpak Holdings Corp. *	94,933	360,745
Rayonier Advanced Materials, Inc. *	137,433	625,320
Resolute Forest Products, Inc. *	103,149	2,146,531
Ryerson Holding Corp.	43,320	1,453,386
Schnitzer Steel Industries, Inc., Class A	57,975	1,564,745
Sensient Technologies Corp.	93,859	6,707,164
Stepan Co.	47,783	4,990,457
Summit Materials, Inc., Class A *	265,264	6,989,706
SunCoke Energy, Inc.	185,447	1,346,345
Sylvamo Corp.	79,416	3,825,469
TimkenSteel Corp. *	103,456	1,804,273
Tredegar Corp.	61,192	666,381
TriMas Corp.	93,774	2,142,736
Trinseo plc	78,630	1,479,817
Tronox Holdings plc, Class A	261,735	3,140,820
United States Lime & Minerals, Inc.	4,589	578,902
Valhi, Inc.	5,287	144,441
Warrior Met Coal, Inc.	115,215	4,279,085
Worthington Industries, Inc.	70,311	3,343,991
		223,111,763

Media & Entertainment 1.9%
AdTheorent Holding Co., Inc. *(a)	80,170	169,960
Advantage Solutions, Inc. *	187,093	632,374
AMC Networks, Inc., Class A *	67,424	1,517,714
Audacy, Inc., Class A *	266,264	92,021

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Boston Omaha Corp., Class A *	48,858	1,361,672
Bumble, Inc., Class A *	193,034	4,903,064
Cardlytics, Inc. *	71,994	678,903
Cargurus, Inc. *	228,365	3,324,994
Cars.com, Inc. *	151,280	2,099,766
Cinemark Holdings, Inc. *	243,977	2,588,596
Clear Channel Outdoor Holdings, Inc. *	822,116	1,175,626
Cumulus Media, Inc., Class A *	38,913	286,789
Daily Journal Corp. *	2,708	726,421
DHI Group, Inc. *	96,597	618,221
Entravision Communications Corp., Class A	134,235	628,220
Eventbrite, Inc., Class A *	172,301	1,132,018
EverQuote, Inc., Class A *	44,086	268,484
fuboTV, Inc. *(a)	398,629	1,458,982
Gambling.com Group Ltd. *	19,065	159,765
Gannett Co., Inc. *	323,952	469,730
Gray Television, Inc.	183,782	2,600,515
iHeartMedia, Inc., Class A *	270,407	2,238,970
IMAX Corp. *	104,759	1,333,582
Innovid Corp. *(a)	168,381	629,745
Integral Ad Science Holding Corp. *	85,775	722,226
John Wiley & Sons, Inc., Class A	96,158	4,056,906
Leafly Holdings, Inc. *	67,445	59,790
Liberty Media Corp. - Liberty Braves, Class A *	22,253	709,648
Liberty Media Corp. - Liberty Braves, Class C *	84,516	2,633,519
Lions Gate Entertainment Corp., Class A *	130,729	1,053,676
Lions Gate Entertainment Corp., Class B *	258,188	1,959,647
Loyalty Ventures, Inc. *	44,080	52,014
Madison Square Garden Entertainment Corp. *	57,651	2,826,629
Magnite, Inc. *	292,062	2,129,132
MediaAlpha, Inc., Class A *	53,547	587,946
Outbrain, Inc. *	87,040	372,531
Playstudios, Inc. *	178,129	803,362
PubMatic, Inc., Class A *	95,803	1,666,972
QuinStreet, Inc. *	115,619	1,319,213
Reservoir Media, Inc. *	44,949	260,704
Scholastic Corp.	66,703	2,544,052
Shutterstock, Inc.	54,274	2,715,328
Sinclair Broadcast Group, Inc., Class A	89,966	1,602,295
Skillz, Inc. *(a)	705,959	727,138
Stagwell, Inc. *	174,031	1,320,895
TechTarget, Inc. *	61,359	3,960,723
TEGNA, Inc.	498,676	10,412,355
The Arena Group Holdings, Inc. *	24,915	351,302
The E.W. Scripps Co., Class A *	130,913	1,857,656
The Marcus Corp.	53,012	797,301
Thryv Holdings, Inc. *	56,600	1,158,036
TrueCar, Inc. *	203,165	365,697
Urban One, Inc. *	24,134	119,946
Urban One, Inc. *	19,434	117,187
Vimeo, Inc. *	320,858	1,219,260
Vinco Ventures, Inc. *(a)	515,848	470,247
Wejo Group Ltd. *	50,427	54,461
WideOpenWest, Inc. *	120,003	1,645,241
Yelp, Inc. *	153,876	5,910,377
Ziff Davis, Inc. *	102,230	7,911,580
ZipRecruiter, Inc., Class A *	178,800	2,998,476
		100,569,600

SECURITY	NUMBER OF SHARES	VALUE ($)
Pharmaceuticals, Biotechnology & Life Sciences 9.5%
2seventy bio, Inc. *	83,287	1,322,598
4D Molecular Therapeutics, Inc. *	67,494	584,498
Aadi Bioscience, Inc. *	32,925	425,226
AbCellera Biologics, Inc. *(a)	463,357	5,481,513
Absci Corp. *(a)	115,388	364,626
ACADIA Pharmaceuticals, Inc. *	268,983	4,311,797
Aclaris Therapeutics, Inc. *	144,732	2,259,266
Adaptive Biotechnologies Corp. *	250,286	1,947,225
Adicet Bio, Inc. *	63,097	1,040,470
ADMA Biologics, Inc. *	414,978	1,170,238
Aerie Pharmaceuticals, Inc. *	106,764	1,624,948
Aerovate Therapeutics, Inc. *	20,978	409,281
Affimed N.V. *	317,498	558,796
Agenus, Inc. *	635,546	1,595,220
Agios Pharmaceuticals, Inc. *	122,102	3,362,689
Akero Therapeutics, Inc. *	62,724	2,650,716
Akoya Biosciences, Inc. *	35,694	490,792
Albireo Pharma, Inc. *	38,329	786,511
Alector, Inc. *	139,514	1,283,529
Alkermes plc *	364,800	8,280,960
Allogene Therapeutics, Inc. *	178,782	1,841,455
Allovir, Inc. *	68,859	477,193
Alpha Teknova, Inc. *	13,552	62,204
Alpine Immune Sciences, Inc. *	34,323	202,849
ALX Oncology Holdings, Inc. *	48,734	591,631
Amicus Therapeutics, Inc. *	617,018	6,170,180
Amneal Pharmaceuticals, Inc. *	230,165	506,363
Amphastar Pharmaceuticals, Inc. *	85,741	2,649,397
Amylyx Pharmaceuticals, Inc. *(a)	78,876	2,813,507
AN2 Therapeutics, Inc. *	11,027	159,009
AnaptysBio, Inc. *	45,351	1,308,376
Anavex Life Sciences Corp. *	155,442	1,891,729
ANI Pharmaceuticals, Inc. *	28,157	1,086,579
Anika Therapeutics, Inc. *	32,616	926,947
Apellis Pharmaceuticals, Inc. *	209,818	12,691,891
Arbutus Biopharma Corp. *	244,362	571,807
Arcellx, Inc. *	65,825	1,545,571
Arcturus Therapeutics Holdings, Inc. *	51,531	912,099
Arcus Biosciences, Inc. *	114,902	2,927,703
Arcutis Biotherapeutics, Inc. *	91,748	1,622,105
Arrowhead Pharmaceuticals, Inc. *	230,282	8,016,116
Arvinas, Inc. *	108,826	5,409,740
Atara Biotherapeutics, Inc. *	206,699	963,217
Atea Pharmaceuticals, Inc. *	170,066	1,020,396
Athira Pharma, Inc. *	74,945	248,068
Aura Biosciences, Inc. *	41,119	509,464
Aurinia Pharmaceuticals, Inc. *(a)	300,513	2,443,171
Avid Bioservices, Inc. *	136,750	2,316,545
Avidity Biosciences, Inc. *	114,944	1,641,400
Axsome Therapeutics, Inc. *	66,544	3,004,462
Beam Therapeutics, Inc. *	142,197	6,265,200
Berkeley Lights, Inc. *	122,300	271,506
BioCryst Pharmaceuticals, Inc. *	415,003	5,540,290
Biohaven Ltd. *	70,999	1,176,453
BioLife Solutions, Inc. *	75,707	1,780,629
Bionano Genomics, Inc. *(a)	655,029	1,532,768
Bioxcel Therapeutics, Inc. *(a)	42,834	539,280
Bluebird Bio, Inc. *	172,242	1,079,957
Blueprint Medicines Corp. *	133,694	6,930,697
Bridgebio Pharma, Inc. *	234,467	2,445,491
C4 Therapeutics, Inc. *	94,126	905,492
Cara Therapeutics, Inc. *	100,211	941,983
CareDx, Inc. *	113,591	2,261,597
Caribou Biosciences, Inc. *	124,865	1,216,185
Cassava Sciences, Inc. *(a)	85,341	3,109,826
Catalyst Pharmaceuticals, Inc. *	214,318	2,972,591

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Celldex Therapeutics, Inc. *	102,537	3,602,125
Celularity, Inc. *	148,312	345,567
Century Therapeutics, Inc. *(a)	45,787	480,763
Cerevel Therapeutics Holdings, Inc. *	121,582	3,399,433
Chimerix, Inc. *	184,631	326,797
Chinook Therapeutics, Inc. *	111,797	2,431,585
CinCor Pharma, Inc. *(a)	45,028	1,514,742
Codexis, Inc. *	135,589	762,010
Cogent Biosciences, Inc. *	143,563	1,959,635
Coherus Biosciences, Inc. *	164,576	1,431,811
Collegium Pharmaceutical, Inc. *	75,704	1,358,130
Corcept Therapeutics, Inc. *	190,744	5,455,278
Crinetics Pharmaceuticals, Inc. *	118,132	2,180,717
CryoPort, Inc. *	98,018	2,720,980
CTI BioPharma Corp. *	222,878	1,092,102
Cullinan Oncology, Inc. *	67,998	893,494
Cytek Biosciences, Inc. *	255,497	3,965,313
Cytokinetics, Inc. *	183,697	8,020,211
Day One Biopharmaceuticals, Inc. *	61,642	1,303,112
Deciphera Pharmaceuticals, Inc. *	100,548	1,630,889
Denali Therapeutics, Inc. *	220,435	6,322,076
Design Therapeutics, Inc. *	75,577	1,180,513
DICE Therapeutics, Inc. *	63,779	2,264,792
Dynavax Technologies Corp. *	264,763	3,031,536
Dyne Therapeutics, Inc. *	70,809	807,223
Eagle Pharmaceuticals, Inc. *	23,107	727,177
Edgewise Therapeutics, Inc. *	66,853	635,772
Editas Medicine, Inc. *	155,181	1,947,522
Eiger BioPharmaceuticals, Inc. *	92,051	470,381
Emergent BioSolutions, Inc. *	112,831	2,353,655
Enanta Pharmaceuticals, Inc. *	43,896	1,980,149
Enochian Biosciences, Inc. *	43,414	88,130
EQRx, Inc. *(a)	450,324	2,314,665
Erasca, Inc. *(a)	144,541	1,180,900
Esperion Therapeutics, Inc. *	148,753	1,209,362
Evolus, Inc. *	79,498	680,503
EyePoint Pharmaceuticals, Inc. *	59,603	321,856
Fate Therapeutics, Inc. *	185,966	3,890,409
FibroGen, Inc. *	195,745	3,186,729
Foghorn Therapeutics, Inc. *(a)	44,129	385,687
Fulcrum Therapeutics, Inc. *	77,321	429,905
Gelesis Holdings, Inc. *	35,034	13,057
Generation Bio Co. *	106,621	545,900
Geron Corp. *	806,768	1,791,025
Gossamer Bio, Inc. *	140,419	1,558,651
GreenLight Biosciences Holdings PBC *(a)	159,497	283,905
Halozyme Therapeutics, Inc. *	303,622	14,516,168
Harmony Biosciences Holdings, Inc. *	58,650	3,049,800
Heron Therapeutics, Inc. *	228,346	879,132
HilleVax, Inc. *	29,325	626,968
Humacyte, Inc. *(a)	38,779	133,594
Icosavax, Inc. *	48,839	167,518
Ideaya Biosciences, Inc. *	80,011	1,351,386
IGM Biosciences, Inc. *	24,001	480,020
Imago Biosciences, Inc. *	58,727	998,359
ImmunityBio, Inc. *(a)	184,206	1,013,133
ImmunoGen, Inc. *	480,515	2,854,259
Immunovant, Inc. *	90,272	1,011,046
Inhibrx, Inc. *	65,317	2,101,901
Innoviva, Inc. *	141,192	1,914,564
Inotiv, Inc. *	39,167	813,890
Inovio Pharmaceuticals, Inc. *	552,840	1,194,134
Insmed, Inc. *	266,815	4,621,236
Instil Bio, Inc. *	155,472	513,058
Intellia Therapeutics, Inc. *	168,715	8,904,778
Intercept Pharmaceuticals, Inc. *	55,077	763,918
Intra-Cellular Therapies, Inc. *	204,984	9,361,619
SECURITY	NUMBER OF SHARES	VALUE ($)
Invivyd, Inc. *	112,840	445,718
Iovance Biotherapeutics, Inc. *	337,358	3,150,924
Ironwood Pharmaceuticals, Inc. *	305,723	3,344,610
iTeos Therapeutics, Inc. *	52,441	1,021,551
IVERIC bio, Inc. *	265,137	6,342,077
Janux Therapeutics, Inc. *(a)	38,809	701,667
Jounce Therapeutics, Inc. *	92,459	201,561
KalVista Pharmaceuticals, Inc. *	54,264	275,118
Karuna Therapeutics, Inc. *	66,808	14,653,667
Karyopharm Therapeutics, Inc. *	170,694	812,503
Keros Therapeutics, Inc. *	40,412	2,034,340
Kezar Life Sciences, Inc. *	117,494	882,967
Kiniksa Pharmaceuticals Ltd., Class A *	70,115	800,713
Kinnate Biopharma, Inc. *	65,765	554,399
Kodiak Sciences, Inc. *	75,418	541,501
Kronos Bio, Inc. *	90,167	266,894
Krystal Biotech, Inc. *	47,715	3,650,197
Kura Oncology, Inc. *	142,344	2,209,179
Kymera Therapeutics, Inc. *	84,919	2,576,442
Lexicon Pharmaceuticals, Inc. *	183,411	394,334
Ligand Pharmaceuticals, Inc. *	33,820	2,964,323
Liquidia Corp. *	105,805	517,386
Lyell Immunopharma, Inc. *(a)	387,211	2,276,801
MacroGenics, Inc. *	136,729	700,052
Madrigal Pharmaceuticals, Inc. *	28,582	2,024,177
MannKind Corp. *	559,221	1,890,167
MaxCyte, Inc. *	193,640	1,339,989
Medpace Holdings, Inc. *	56,789	12,606,022
MeiraGTx Holdings plc *	68,201	495,821
Mersana Therapeutics, Inc. *	200,724	1,577,691
MiMedx Group, Inc. *	253,295	749,753
Mirum Pharmaceuticals, Inc. *	40,478	912,779
Monte Rosa Therapeutics, Inc. *	64,436	592,811
Morphic Holding, Inc. *	57,842	1,620,154
Myriad Genetics, Inc. *	177,891	3,689,459
NanoString Technologies, Inc. *	104,324	1,091,229
Nautilus Biotechnology, Inc. *	104,750	258,732
Nektar Therapeutics *	406,495	1,528,421
NeoGenomics, Inc. *	282,196	2,146,101
NGM Biopharmaceuticals, Inc. *	88,652	473,402
Nkarta, Inc. *	72,450	913,594
Nurix Therapeutics, Inc. *	103,353	1,315,684
Nuvalent, Inc., Class A *	37,773	1,348,874
Nuvation Bio, Inc. *	260,365	572,803
Ocugen, Inc. *(a)	477,831	821,869
Ocular Therapeutix, Inc. *	173,463	626,201
Organogenesis Holdings, Inc. *	156,729	514,071
Outlook Therapeutics, Inc. *(a)	266,760	309,442
Pacific Biosciences of California, Inc. *	505,427	4,265,804
Pacira BioSciences, Inc. *	100,503	5,202,035
Pardes Biosciences, Inc. *	75,704	90,845
PepGen, Inc. *(a)	21,133	259,513
Phathom Pharmaceuticals, Inc. *	52,056	551,794
Phibro Animal Health Corp., Class A	45,620	670,158
PMV Pharmaceuticals, Inc. *	82,973	1,021,398
Point Biopharma Global, Inc. *	165,036	1,539,786
Praxis Precision Medicines, Inc. *	84,185	165,844
Precigen, Inc. *	227,116	367,928
Prestige Consumer Healthcare, Inc. *	111,403	6,069,235
Prometheus Biosciences, Inc. *	68,489	3,597,042
Protagonist Therapeutics, Inc. *	102,668	831,611
Prothena Corp. plc *	79,370	4,876,493
Provention Bio, Inc. *	131,989	916,004
PTC Therapeutics, Inc. *	157,164	5,943,942
Quanterix Corp. *	75,914	840,368
Quantum-Si, Inc. *	206,210	624,816
Rallybio Corp. *	35,048	335,059
RAPT Therapeutics, Inc. *	57,918	1,263,771

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Reata Pharmaceuticals, Inc., Class A *	61,546	1,981,781
Recursion Pharmaceuticals, Inc., Class A *	305,753	3,225,694
REGENXBIO, Inc. *	90,027	2,130,939
Relay Therapeutics, Inc. *	171,156	3,803,086
Relmada Therapeutics, Inc. *	61,410	392,410
Replimune Group, Inc. *	90,531	1,662,149
Revance Therapeutics, Inc. *	160,507	3,580,911
REVOLUTION Medicines, Inc. *	166,596	3,375,235
Rigel Pharmaceuticals, Inc. *	380,139	276,969
Rocket Pharmaceuticals, Inc. *	97,586	1,820,955
Sage Therapeutics, Inc. *	116,533	4,388,633
Sana Biotechnology, Inc. *	199,802	1,158,852
Sangamo Therapeutics, Inc. *	285,099	1,251,585
Science 37 Holdings, Inc. *	136,794	198,351
Seer, Inc. *	115,164	901,734
Seres Therapeutics, Inc. *	157,681	1,397,054
SIGA Technologies, Inc.	105,712	971,493
Singular Genomics Systems, Inc. *(a)	126,875	337,487
SomaLogic, Inc. *	335,875	1,165,486
Sorrento Therapeutics, Inc. *	854,496	1,341,559
SpringWorks Therapeutics, Inc. *	77,811	1,868,242
Stoke Therapeutics, Inc. *	50,512	750,103
Supernus Pharmaceuticals, Inc. *	109,597	3,755,889
Sutro Biopharma, Inc. *	110,497	809,943
Syndax Pharmaceuticals, Inc. *	119,031	2,732,952
Talaris Therapeutics, Inc. *	50,489	76,238
Tango Therapeutics, Inc. *	102,798	826,496
Tarsus Pharmaceuticals, Inc. *	40,786	751,278
Tenaya Therapeutics, Inc. *	61,401	164,555
TG Therapeutics, Inc. *	298,052	1,734,663
Theravance Biopharma, Inc. *	144,305	1,438,721
Theseus Pharmaceuticals, Inc. *	37,327	200,819
Travere Therapeutics, Inc. *	136,257	2,954,052
Tricida, Inc. *(a)	74,893	24,887
Twist Bioscience Corp. *	125,578	4,122,726
Tyra Biosciences, Inc. *	28,831	199,511
Vanda Pharmaceuticals, Inc. *	124,053	1,298,835
Vaxart, Inc. *(a)	276,951	462,508
Vaxcyte, Inc. *	150,984	6,584,412
VBI Vaccines, Inc. *	440,434	317,157
Ventyx Biosciences, Inc. *	49,976	1,617,723
Vera Therapeutics, Inc. *	31,143	580,506
Veracyte, Inc. *	160,370	3,225,041
Vericel Corp. *	105,633	2,839,415
Verve Therapeutics, Inc. *	101,797	3,837,747
Vir Biotechnology, Inc. *	162,244	3,566,123
Viridian Therapeutics, Inc. *	59,054	1,175,175
VistaGen Therapeutics, Inc. *	427,939	56,745
Xencor, Inc. *	128,422	3,595,816
Xeris Biopharma Holdings, Inc. *	300,770	481,232
Y-mAbs Therapeutics, Inc. *	82,029	296,125
Zentalis Pharmaceuticals, Inc. *	105,164	2,638,565
		507,716,852

Real Estate 6.4%
Acadia Realty Trust	208,357	2,910,747
Agree Realty Corp.	176,542	12,128,435
Alexander & Baldwin, Inc.	162,063	3,156,987
Alexander's, Inc.	4,789	1,124,888
American Assets Trust, Inc.	110,539	3,037,612
American Realty Investors, Inc. *	3,281	58,172
Anywhere Real Estate, Inc. *	251,421	1,868,058
Apartment Investment & Management Co., Class A	335,086	2,660,583
Apple Hospitality REIT, Inc.	481,348	8,240,678
Armada Hoffler Properties, Inc.	150,095	1,754,611
SECURITY	NUMBER OF SHARES	VALUE ($)
Ashford Hospitality Trust, Inc. *	78,017	633,498
Bluerock Homes Trust, Inc. *	7,987	202,071
Braemar Hotels & Resorts, Inc.	153,801	758,239
Brandywine Realty Trust	380,398	2,495,411
Broadstone Net Lease, Inc.	373,312	6,398,568
BRT Apartments Corp.	26,640	590,342
CareTrust REIT, Inc.	216,089	4,036,543
CBL & Associates Properties, Inc.	59,612	1,712,653
Centerspace	34,396	2,383,643
Chatham Lodging Trust *	107,910	1,399,593
City Office REIT, Inc.	91,139	967,896
Clipper Realty, Inc.	26,341	186,758
Community Healthcare Trust, Inc.	52,924	1,831,170
Compass, Inc., Class A *	612,928	1,618,130
Corporate Office Properties Trust	252,103	6,718,545
CTO Realty Growth, Inc.	39,172	787,357
Cushman & Wakefield plc *	355,695	4,108,277
DiamondRock Hospitality Co.	469,289	4,383,159
DigitalBridge Group, Inc.	362,747	4,643,165
Diversified Healthcare Trust	537,555	731,075
Doma Holdings, Inc. *	300,934	163,287
Douglas Elliman, Inc.	169,624	783,663
Easterly Government Properties, Inc.	204,072	3,548,812
Elme Communities	195,605	3,734,099
Empire State Realty Trust, Inc., Class A	302,633	2,230,405
Equity Commonwealth	238,336	6,234,870
Essential Properties Realty Trust, Inc.	314,526	6,768,600
eXp World Holdings, Inc. (a)	155,912	2,059,598
Farmland Partners, Inc.	108,007	1,513,178
Forestar Group, Inc. *	40,339	467,126
Four Corners Property Trust, Inc.	181,805	4,657,844
Franklin Street Properties Corp.	221,253	637,209
FRP Holdings, Inc. *	14,951	906,479
Getty Realty Corp.	94,445	2,974,073
Gladstone Commercial Corp.	87,282	1,535,290
Gladstone Land Corp.	72,391	1,473,157
Global Medical REIT, Inc.	135,445	1,237,967
Global Net Lease, Inc.	233,102	2,855,499
Hersha Hospitality Trust	71,030	649,924
Independence Realty Trust, Inc.	496,096	8,314,569
Indus Realty Trust, Inc.	12,044	623,759
Industrial Logistics Properties Trust	146,817	687,104
Innovative Industrial Properties, Inc.	62,149	6,718,307
InvenTrust Properties Corp.	151,610	3,820,572
iStar, Inc.	152,046	1,593,442
Kennedy-Wilson Holdings, Inc.	264,317	4,390,305
Kite Realty Group Trust	487,524	9,574,971
LTC Properties, Inc.	89,413	3,457,601
LXP Industrial Trust	618,129	5,983,489
Marcus & Millichap, Inc.	57,214	2,107,764
National Health Investors, Inc.	96,187	5,453,803
NETSTREIT Corp.	136,418	2,567,387
Newmark Group, Inc., Class A	316,965	2,595,943
NexPoint Residential Trust, Inc.	50,772	2,315,203
Offerpad Solutions, Inc. *(a)	150,020	146,194
Office Properties Income Trust	106,999	1,637,085
One Liberty Properties, Inc.	36,487	822,417
Orion Office REIT, Inc.	128,215	1,201,375
Outfront Media, Inc.	327,680	5,914,624
Paramount Group, Inc.	430,139	2,782,999
Pebblebrook Hotel Trust	290,624	4,661,609
Phillips Edison & Co., Inc.	262,164	7,901,623
Physicians Realty Trust	503,489	7,582,544
Piedmont Office Realty Trust, Inc., Class A	275,304	2,876,927
Plymouth Industrial REIT, Inc.	84,457	1,557,387
Postal Realty Trust, Inc., Class A	39,805	624,142
PotlatchDeltic Corp.	178,052	7,921,533

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
RE/MAX Holdings, Inc., Class A	41,044	798,716
Redfin Corp. *	236,933	1,139,648
Retail Opportunity Investments Corp.	269,749	3,905,966
RLJ Lodging Trust	358,862	4,367,351
RPT Realty	188,540	1,753,422
Ryman Hospitality Properties, Inc.	120,422	10,707,924
Sabra Health Care REIT, Inc.	516,491	7,055,267
Safehold, Inc.	48,761	1,426,259
Saul Centers, Inc.	26,286	1,076,412
Service Properties Trust	368,410	2,987,805
SITE Centers Corp.	435,824	5,395,501
STAG Industrial, Inc.	403,726	12,753,704
Stratus Properties, Inc.	13,143	388,507
Summit Hotel Properties, Inc.	234,385	2,025,086
Sunstone Hotel Investors, Inc.	474,629	5,292,113
Tanger Factory Outlet Centers, Inc.	226,919	4,086,811
Tejon Ranch Co. *	46,661	790,437
Terreno Realty Corp.	166,319	9,503,468
The Macerich Co.	481,966	5,364,282
The Necessity Retail REIT, Inc.	299,044	2,045,461
The RMR Group, Inc., Class A	34,160	934,959
The St. Joe Co.	77,152	2,741,211
Transcontinental Realty Investors, Inc. *	2,760	113,408
UMH Properties, Inc.	110,566	1,939,328
Uniti Group, Inc.	531,156	4,121,771
Universal Health Realty Income Trust	28,810	1,402,183
Urban Edge Properties	256,005	3,614,791
Urstadt Biddle Properties, Inc., Class A	66,347	1,243,343
Veris Residential, Inc. *	193,193	3,058,245
Whitestone REIT	104,291	981,378
Xenia Hotels & Resorts, Inc.	255,917	4,371,062
		341,178,441

Retailing 2.9%
1-800-Flowers.com, Inc., Class A *	61,116	445,536
1stdibs.com, Inc. *	53,589	362,798
Abercrombie & Fitch Co., Class A *	110,644	1,945,122
Academy Sports & Outdoors, Inc.	185,161	8,152,639
aka Brands Holding Corp. *(a)	25,881	52,797
American Eagle Outfitters, Inc.	345,108	3,920,427
America's Car-Mart, Inc. *	13,385	914,999
Arko Corp.	187,193	1,918,728
Asbury Automotive Group, Inc. *	49,573	7,820,141
BARK, Inc. *	271,168	496,237
Bed Bath & Beyond, Inc. *(a)	177,790	812,500
Big 5 Sporting Goods Corp. (a)	48,422	624,160
Big Lots, Inc.	63,433	1,196,981
Boot Barn Holdings, Inc. *	66,057	3,752,038
Boxed, Inc. *	126,619	63,297
Build-A-Bear Workshop, Inc.	32,240	567,102
Caleres, Inc.	78,975	2,158,387
Camping World Holdings, Inc., Class A (a)	86,182	2,398,445
CarParts.com, Inc. *	113,148	529,533
Chico's FAS, Inc. *	273,316	1,607,098
Citi Trends, Inc. *	18,427	416,634
Conn's, Inc. *	28,662	235,315
ContextLogic, Inc., Class A *	1,292,778	1,012,245
Designer Brands, Inc., Class A	125,652	1,913,680
Destination XL Group, Inc. *	130,731	873,283
Dillard's, Inc., Class A	9,164	3,013,032
Duluth Holdings, Inc., Class B *	29,107	253,231
EVgo, Inc. *(a)	151,246	1,120,733
Express, Inc. *	141,166	172,223
Foot Locker, Inc.	182,893	5,797,708
Franchise Group, Inc.	61,646	1,870,956
Funko, Inc., Class A *	71,268	1,471,684
SECURITY	NUMBER OF SHARES	VALUE ($)
Genesco, Inc. *	29,389	1,382,459
Group 1 Automotive, Inc.	34,223	5,920,579
Groupon, Inc. *(a)	48,635	358,440
GrowGeneration Corp. *(a)	130,424	465,614
Guess?, Inc.	75,857	1,288,052
Haverty Furniture Cos., Inc.	33,006	877,299
Hibbett, Inc.	28,667	1,789,394
JOANN, Inc. (a)	24,227	128,161
Lands' End, Inc. *	33,817	354,402
Liquidity Services, Inc. *	54,581	937,702
LL Flooring Holdings, Inc. *	64,103	533,337
Lulu's Fashion Lounge Holdings, Inc. *	36,636	229,341
MarineMax, Inc. *	47,335	1,529,394
Monro, Inc.	71,521	3,415,128
Murphy USA, Inc.	48,378	15,215,365
National Vision Holdings, Inc. *	175,580	6,503,483
OneWater Marine, Inc., Class A *	25,300	834,900
Overstock.com, Inc. *	95,439	2,218,957
Party City Holdco, Inc. *	240,702	406,786
PetMed Express, Inc.	45,075	960,999
Porch Group, Inc. *	179,660	244,338
Poshmark, Inc., Class A *	103,064	1,840,723
Quotient Technology, Inc. *	201,688	496,152
Qurate Retail, Inc., Class A	786,073	1,839,411
Rent the Runway, Inc., Class A *(a)	103,424	201,677
Rent-A-Center, Inc.	118,874	2,478,523
Revolve Group, Inc. *	91,082	2,185,968
RumbleON, Inc., Class B *	22,694	371,501
Sally Beauty Holdings, Inc. *	239,717	3,046,803
Shoe Carnival, Inc.	38,643	926,659
Signet Jewelers Ltd.	102,477	6,685,599
Sleep Number Corp. *	47,830	1,326,804
Sonic Automotive, Inc., Class A	44,668	2,088,229
Sportsman's Warehouse Holdings, Inc. *	97,100	871,958
Stitch Fix, Inc., Class A *	180,462	721,848
The Aaron's Co., Inc.	67,891	707,424
The Buckle, Inc.	67,749	2,664,568
The Cato Corp., Class A	40,280	479,735
The Children's Place, Inc. *	28,651	1,159,792
The Container Store Group, Inc. *	72,643	394,451
The ODP Corp. *	95,106	3,763,344
The RealReal, Inc. *	189,657	320,520
ThredUp, Inc., Class A *	127,326	156,611
Tile Shop Holdings, Inc.	79,998	315,192
Tilly's, Inc., Class A	50,699	449,193
Torrid Holdings, Inc. *(a)	32,709	161,255
TravelCenters of America, Inc. *	28,167	1,790,858
Urban Outfitters, Inc. *	142,943	3,410,620
Vivid Seats, Inc., Class A *	58,160	476,912
Volta, Inc. *(a)	267,275	296,675
Warby Parker, Inc., Class A *(a)	186,790	2,997,980
Weyco Group, Inc.	12,962	334,808
Winmark Corp.	6,321	1,590,616
Xometry, Inc., Class A *	75,616	4,541,497
Zumiez, Inc. *	35,029	785,700
		155,363,425

Semiconductors & Semiconductor Equipment 2.2%
ACM Research, Inc., Class A *	107,990	691,136
Alpha & Omega Semiconductor Ltd. *	49,196	1,611,169
Ambarella, Inc. *	81,505	4,460,769
Amkor Technology, Inc.	227,021	4,719,767
Atomera, Inc. *(a)	46,490	418,875
Axcelis Technologies, Inc. *	73,100	4,239,800
AXT, Inc. *	89,727	407,361
CEVA, Inc. *	51,140	1,414,532
Cohu, Inc. *	107,454	3,537,386

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Credo Technology Group Holding Ltd. *(a)	216,031	2,968,266
CyberOptics Corp. *	16,148	871,507
Diodes, Inc. *	99,589	7,137,544
FormFactor, Inc. *	172,514	3,486,508
Ichor Holdings Ltd. *	62,777	1,597,047
Impinj, Inc. *	47,028	5,390,820
indie Semiconductor, Inc., Class A *(a)	229,042	1,791,108
Kulicke & Soffa Industries, Inc.	127,714	5,356,325
MACOM Technology Solutions Holdings, Inc. *	113,092	6,544,634
MaxLinear, Inc. *	162,746	5,025,596
Onto Innovation, Inc. *	110,924	7,414,160
PDF Solutions, Inc. *	66,785	1,574,790
Photronics, Inc. *	134,287	2,178,135
Power Integrations, Inc.	126,903	8,465,699
Rambus, Inc. *	245,233	7,396,227
Rigetti Computing, Inc., Class A *	78,046	163,897
Rockley Photonics Holdings Ltd. *(a)	220,930	112,696
Semtech Corp. *	141,625	3,921,596
Silicon Laboratories, Inc. *	75,992	8,733,001
SiTime Corp. *	36,259	3,256,421
SkyWater Technology, Inc. *(a)	23,597	191,372
SMART Global Holdings, Inc. *	109,613	1,483,064
Synaptics, Inc. *	88,763	7,864,402
Transphorm, Inc. *	50,138	345,952
Ultra Clean Holdings, Inc. *	101,045	3,143,510
Veeco Instruments, Inc. *	113,713	2,072,988
		119,988,060

Software & Services 6.8%
8x8, Inc. *	267,316	1,130,747
A10 Networks, Inc.	147,844	2,483,779
ACI Worldwide, Inc. *	256,301	6,235,803
Adeia, Inc.	233,914	2,615,159
Agilysys, Inc. *	44,345	2,845,619
Alarm.com Holdings, Inc. *	107,632	6,333,067
Alkami Technology, Inc. *	79,929	1,266,875
Altair Engineering, Inc., Class A *	116,315	5,705,251
American Software, Inc., Class A	79,967	1,369,835
Amplitude, Inc., Class A *	124,761	2,095,985
Appfolio, Inc., Class A *	42,632	5,344,774
Appian Corp. *	89,591	4,373,833
Applied Blockchain, Inc. *	17,721	39,872
Arteris, Inc. *	39,233	217,351
Asana, Inc., Class A *	164,799	3,394,859
Avaya Holdings Corp. *(a)	193,166	305,202
AvePoint, Inc. *(a)	289,044	1,263,122
AvidXchange Holdings, Inc. *	328,027	2,985,046
Benefitfocus, Inc. *	56,854	400,821
BigCommerce Holdings, Inc. *	143,810	2,137,017
Blackbaud, Inc. *	103,939	5,685,463
Blackline, Inc. *	123,610	6,922,160
Blend Labs, Inc., Class A *(a)	413,939	1,038,987
Box, Inc., Class A *	312,925	9,090,471
Brightcove, Inc. *	92,920	622,564
BTRS Holdings, Inc., Class A *	224,680	2,120,979
C3.ai, Inc., Class A *	154,299	2,022,860
Cantaloupe, Inc. *	132,760	444,746
Cass Information Systems, Inc.	29,983	1,282,673
Cerberus Cyber Sentinel Corp. *(a)	100,363	347,256
Cerence, Inc. *	88,000	1,513,600
ChannelAdvisor Corp. *	63,593	1,465,183
Cipher Mining, Inc. *	85,850	86,709
Cleanspark, Inc. *(a)	100,401	349,395
Clear Secure, Inc., Class A *	139,220	3,761,724
CommVault Systems, Inc. *	99,632	6,066,592
SECURITY	NUMBER OF SHARES	VALUE ($)
Conduent, Inc. *	380,545	1,567,845
Consensus Cloud Solutions, Inc. *	35,660	2,001,952
Core Scientific, Inc., Class A *(a)	601,879	120,376
Couchbase, Inc. *	59,191	757,645
CS Disco, Inc. *	49,790	533,749
CSG Systems International, Inc.	70,849	4,581,805
Cvent Holding Corp. *	102,255	598,192
Cyxtera Technologies, Inc. *	81,237	196,594
Digimarc Corp. *(a)	30,443	497,439
Digital Turbine, Inc. *	210,113	3,067,650
DigitalOcean Holdings, Inc. *	156,069	5,605,998
Domo, Inc., Class B *	67,944	1,200,570
Duck Creek Technologies, Inc. *	173,228	2,068,342
E2open Parent Holdings, Inc. *	445,802	2,599,026
Ebix, Inc.	58,939	1,166,403
Edgio, Inc. *	309,180	831,694
eGain Corp. *	47,745	384,347
Enfusion, Inc., Class A *	58,448	828,208
EngageSmart, Inc. *	78,359	1,538,971
Envestnet, Inc. *	123,026	6,066,412
Everbridge, Inc. *	88,588	2,775,462
EverCommerce, Inc. *	54,806	477,360
EVERTEC, Inc.	140,021	5,014,152
Evo Payments, Inc., Class A *	105,803	3,564,503
ExlService Holdings, Inc. *	72,457	13,176,305
Fastly, Inc., Class A *	250,096	2,123,315
Flywire Corp. *	125,115	2,746,274
ForgeRock, Inc., Class A *	67,539	1,523,680
Greenidge Generation Holdings, Inc. *(a)	28,120	27,338
Grid Dynamics Holdings, Inc. *	108,394	1,475,242
I3 Verticals, Inc., Class A *	49,569	1,078,621
IBEX Holdings Ltd. *	12,767	245,509
Information Services Group, Inc.	77,612	421,433
Instructure Holdings, Inc. *	38,624	912,299
Intapp, Inc. *	31,497	707,423
InterDigital, Inc.	66,459	3,314,310
International Money Express, Inc. *	71,836	1,941,727
IronNet, Inc. *	142,429	101,125
Kaleyra, Inc. *	64,791	55,727
KnowBe4, Inc., Class A *	162,992	4,006,343
Latch, Inc. *	239,507	320,939
LivePerson, Inc. *	156,711	1,656,435
LiveRamp Holdings, Inc. *	147,850	2,714,526
LiveVox Holdings, Inc. *	48,844	151,905
Marathon Digital Holdings, Inc. *(a)	248,274	3,254,872
Marqeta, Inc., Class A *	971,469	7,655,176
Matterport, Inc. *(a)	496,430	1,732,541
Maximus, Inc.	135,525	8,357,827
MeridianLink, Inc. *	51,401	925,218
MicroStrategy, Inc., Class A *(a)	21,054	5,632,156
Mitek Systems, Inc. *	94,412	1,067,800
Model N, Inc. *	82,050	3,117,900
Momentive Global, Inc. *	292,613	2,270,677
MoneyGram International, Inc. *	210,025	2,224,165
N-Able, Inc. *	153,164	1,658,766
NextNav, Inc. *(a)	147,440	505,719
Olo, Inc., Class A *	200,871	1,769,674
ON24, Inc. *	92,793	755,335
OneSpan, Inc. *	89,021	978,341
PagerDuty, Inc. *	190,407	4,748,751
Paya Holdings, Inc. *	194,818	1,566,337
Payoneer Global, Inc. *	484,416	3,754,224
Paysafe Ltd. *	760,977	1,111,026
Perficient, Inc. *	76,460	5,120,526
PFSweb, Inc. *	38,021	363,861
PowerSchool Holdings, Inc., Class A *	102,071	2,041,420
Priority Technology Holdings, Inc. *	39,369	201,963
Progress Software Corp.	97,838	4,992,673

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
PROS Holdings, Inc. *	91,718	2,288,364
Q2 Holdings, Inc. *	125,028	3,880,869
Qualys, Inc. *	86,299	12,302,785
Rackspace Technology, Inc. *	129,419	666,508
Rapid7, Inc. *	130,002	5,885,191
Remitly Global, Inc. *	220,815	2,565,870
Repay Holdings Corp. *	196,576	1,197,148
Rimini Street, Inc. *	109,269	612,999
Riot Blockchain, Inc. *(a)	302,850	2,086,636
Sabre Corp. *	729,801	4,240,144
Sapiens International Corp. N.V.	68,806	1,353,414
SecureWorks Corp., Class A *	22,039	180,279
ShotSpotter, Inc. *	20,238	769,044
SolarWinds Corp. *	107,816	1,005,923
Sprout Social, Inc., Class A *	102,830	6,203,734
SPS Commerce, Inc. *	81,155	10,267,731
Squarespace, Inc., Class A *	70,123	1,557,432
StoneCo Ltd., Class A *	620,193	6,512,026
Sumo Logic, Inc. *	254,474	1,961,995
Telos Corp. *	119,878	1,270,707
Tenable Holdings, Inc. *	245,996	9,997,277
Terawulf, Inc. *	46,971	53,547
The Hackett Group, Inc.	60,104	1,312,671
TTEC Holdings, Inc.	42,068	1,870,764
Tucows, Inc., Class A *	22,161	996,137
Unisys Corp. *	148,202	1,259,717
Upland Software, Inc. *	65,083	523,267
UserTesting, Inc. *(a)	106,364	787,094
Varonis Systems, Inc. *	243,809	6,526,767
Verint Systems, Inc. *	142,388	5,044,807
Veritone, Inc. *(a)	68,701	509,074
Verra Mobility Corp. *	320,644	5,473,393
Viant Technology, Inc., Class A *	30,775	140,334
Weave Communications, Inc. *	68,795	378,372
WM Technology, Inc. *	157,675	323,234
Workiva, Inc. *	106,694	8,301,860
Xperi, Inc. *	92,751	1,295,729
Yext, Inc. *	253,881	1,350,647
Zeta Global Holdings Corp., Class A *	245,316	2,045,935
Zuora, Inc., Class A *	272,286	2,093,879
		365,010,802

Technology Hardware & Equipment 3.7%
908 Devices, Inc. *	48,682	778,425
ADTRAN Holdings, Inc.	157,422	3,535,698
Advanced Energy Industries, Inc.	84,075	6,612,499
Aeva Technologies, Inc. *	219,781	439,562
AEye, Inc. *	58,044	50,527
Akoustis Technologies, Inc. *	114,846	382,437
Arlo Technologies, Inc. *	194,173	999,991
Aviat Networks, Inc. *	24,862	811,993
Avid Technology, Inc. *	79,833	2,194,609
Badger Meter, Inc.	65,474	7,364,516
Belden, Inc.	96,630	6,728,347
Benchmark Electronics, Inc.	78,132	2,218,167
Calix, Inc. *	127,026	9,354,195
Cambium Networks Corp. *	26,022	503,526
Casa Systems, Inc. *	77,742	244,887
Cepton, Inc. *(a)	104,245	229,339
Clearfield, Inc. *	25,864	3,141,700
CommScope Holding Co., Inc. *	458,964	6,076,683
CompoSecure, Inc. *	17,135	91,501
Comtech Telecommunications Corp.	58,364	644,922
Corsair Gaming, Inc. *(a)	85,442	1,179,100
CTS Corp.	70,938	2,803,470
Diebold Nixdorf, Inc. *	165,357	411,739
Digi International, Inc. *	76,460	3,083,632
SECURITY	NUMBER OF SHARES	VALUE ($)
DZS, Inc. *	39,398	626,034
Eastman Kodak Co. *	128,955	689,909
ePlus, Inc. *	59,367	2,892,360
Evolv Technologies Holdings, Inc. *	184,944	541,886
Extreme Networks, Inc. *	282,565	5,069,216
Fabrinet *	82,638	9,453,787
FARO Technologies, Inc. *	41,158	1,202,225
Focus Universal, Inc. *	40,116	408,381
Harmonic, Inc. *	205,968	3,182,206
Identiv, Inc. *	49,874	600,982
Infinera Corp. *	422,330	2,369,271
Inseego Corp. *	189,191	427,572
Insight Enterprises, Inc. *	70,268	6,641,029
IonQ, Inc. *(a)	264,628	1,558,659
Itron, Inc. *	100,962	4,936,032
Kimball Electronics, Inc. *	53,582	1,107,540
Knowles Corp. *	200,752	2,760,340
Lightwave Logic, Inc. *(a)	250,107	2,118,406
Methode Electronics, Inc.	81,126	3,344,825
MicroVision, Inc. *(a)	371,467	1,359,569
Mirion Technologies, Inc. *	306,794	2,478,896
Napco Security Technologies, Inc. *	65,567	1,863,414
NETGEAR, Inc. *	63,126	1,240,426
NetScout Systems, Inc. *	152,898	5,492,096
nLight, Inc. *	99,571	1,072,380
Novanta, Inc. *	79,495	11,240,593
Ondas Holdings, Inc. *(a)	78,825	315,300
OSI Systems, Inc. *	36,267	2,980,422
Ouster, Inc. *(a)	318,070	397,587
PAR Technology Corp. *	59,101	1,700,927
PC Connection, Inc.	25,087	1,333,123
Plexus Corp. *	61,436	6,045,302
Ribbon Communications, Inc. *	164,941	437,094
Rogers Corp. *	41,985	9,880,330
Sanmina Corp. *	127,600	7,151,980
ScanSource, Inc. *	56,225	1,741,850
SmartRent, Inc. *(a)	271,430	746,432
Super Micro Computer, Inc. *	101,608	7,070,901
TTM Technologies, Inc. *	226,729	3,471,221
Turtle Beach Corp. *	34,654	270,301
Velodyne Lidar, Inc. *	438,918	433,432
Viavi Solutions, Inc. *	509,283	7,690,173
Vishay Intertechnology, Inc.	295,864	6,186,516
Vishay Precision Group, Inc. *	27,873	940,714
Xerox Holdings Corp.	255,904	3,743,876
		197,096,980

Telecommunication Services 0.8%
Anterix, Inc. *	41,017	1,573,002
ATN International, Inc.	24,697	1,064,935
Bandwidth, Inc., Class A *	51,924	616,338
Charge Enterprises, Inc. *	293,814	652,267
Cogent Communications Holdings, Inc.	96,293	5,056,345
Consolidated Communications Holdings, Inc. *	165,922	857,817
EchoStar Corp., Class A *	74,939	1,414,099
Globalstar, Inc. *	1,530,904	3,322,062
Gogo, Inc. *	111,989	1,592,484
IDT Corp., Class B *	32,996	859,876
Iridium Communications, Inc. *	285,036	14,687,905
KORE Group Holdings, Inc. *	77,119	235,984
Liberty Latin America Ltd., Class A *	85,207	662,910
Liberty Latin America Ltd., Class C *	334,133	2,602,896
Ooma, Inc. *	51,431	834,725
Radius Global Infrastructure, Inc., Class A *	170,961	1,598,485
Shenandoah Telecommunications Co.	108,411	2,456,593

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Starry Group Holdings, Inc., Class A *	52,270	11,552
Telephone & Data Systems, Inc.	225,653	3,836,101
United States Cellular Corp. *	33,384	1,040,579
		44,976,955

Transportation 1.5%
Air Transport Services Group, Inc. *	132,136	3,858,371
Allegiant Travel Co. *	34,550	2,592,978
ArcBest Corp.	54,697	4,344,583
Atlas Air Worldwide Holdings, Inc. *	62,664	6,337,837
Bird Global, Inc., Class A *	376,646	163,540
Blade Air Mobility, Inc. *	126,759	570,416
Costamare, Inc.	118,380	1,117,507
Covenant Logistics Group, Inc.	22,789	862,336
Daseke, Inc. *	91,961	548,088
Eagle Bulk Shipping, Inc.	30,048	1,453,722
Eneti, Inc.	52,253	429,520
Forward Air Corp.	60,138	6,366,810
Frontier Group Holdings, Inc. *	83,994	1,101,161
Genco Shipping & Trading Ltd.	82,211	1,101,627
Golden Ocean Group Ltd. (a)	275,228	2,292,649
Hawaiian Holdings, Inc. *	113,438	1,636,910
Heartland Express, Inc.	104,624	1,556,805
Hub Group, Inc., Class A *	75,179	5,833,890
Joby Aviation, Inc. *(a)	562,759	2,712,498
Marten Transport Ltd.	130,534	2,450,123
Matson, Inc.	86,260	6,347,011
P.A.M. Transportation Services, Inc. *	14,960	416,636
Radiant Logistics, Inc. *	85,915	521,504
Safe Bulkers, Inc.	160,788	406,794
Saia, Inc. *	59,436	11,819,443
SkyWest, Inc. *	111,558	1,972,345
Spirit Airlines, Inc.	243,925	5,366,350
Sun Country Airlines Holdings, Inc. *	73,878	1,202,734
TuSimple Holdings, Inc., Class A *(a)	313,729	1,076,090
Universal Logistics Holdings, Inc.	16,038	513,216
Werner Enterprises, Inc.	141,714	5,555,189
Wheels Up Experience, Inc. *	362,352	641,363
		83,170,046

Utilities 3.3%
ALLETE, Inc.	128,276	7,218,090
Altus Power, Inc. *	94,241	938,640
American States Water Co.	82,650	7,476,519
Artesian Resources Corp., Class A	18,378	960,802
Avista Corp.	162,167	6,653,712
Black Hills Corp.	145,505	9,511,662
Brookfield Infrastructure Corp., Class A	219,163	9,450,309
California Water Service Group	121,490	7,539,669
Chesapeake Utilities Corp.	38,963	4,846,218
Clearway Energy, Inc., Class A	77,766	2,514,175
Clearway Energy, Inc., Class C	183,631	6,379,341
Global Water Resources, Inc.	30,428	388,261
MGE Energy, Inc.	81,473	5,547,497
Middlesex Water Co.	38,881	3,478,683
Montauk Renewables, Inc. *	144,288	2,159,991
New Jersey Resources Corp.	215,432	9,616,884
Northwest Natural Holding Co.	77,586	3,731,111
NorthWestern Corp.	126,199	6,667,093
ONE Gas, Inc.	120,339	9,323,866
Ormat Technologies, Inc.	101,482	9,179,047
Otter Tail Corp.	92,044	6,205,606
SECURITY	NUMBER OF SHARES	VALUE ($)
PNM Resources, Inc.	191,239	8,886,876
Portland General Electric Co.	200,271	9,000,179
Pure Cycle Corp. *	42,868	369,951
SJW Group	60,495	4,275,787
South Jersey Industries, Inc.	274,759	9,525,895
Southwest Gas Holdings, Inc.	149,937	10,955,897
Spire, Inc.	114,096	7,965,042
Sunnova Energy International, Inc. *	222,160	4,118,846
The York Water Co.	31,594	1,376,235
Unitil Corp.	35,473	1,869,782
Via Renewables, Inc.	27,362	191,260
		178,322,926
Total Common Stocks (Cost $4,285,532,226)		5,358,340,409

RIGHTS 0.0% OF NET ASSETS

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	27,867	49,949
Oncternal Therapeutics, Inc. CVR *(b)	592	1,213
Tobira Therapeutics, Inc. CVR *(b)	14,029	167,575
Zogenix, Inc. CVR *(b)	124,832	84,886
		303,623
Total Rights (Cost $86,941)		303,623

SHORT-TERM INVESTMENTS 2.3% OF NET ASSETS

Money Market Funds 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	125,060,461	125,060,461
Total Short-Term Investments (Cost $125,060,461)		125,060,461
Total Investments in Securities (Cost $4,410,679,628)		5,483,704,493

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/16/22	133	12,322,450	276,685

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $119,230,437.
(b)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$5,135,228,646	$—	$—	$5,135,228,646
Materials	223,111,763	—	0*	223,111,763
Rights [1]
Pharmaceuticals, Biotechnology & Life Sciences	—	—	303,623	303,623
Short-Term Investments[1]	125,060,461	—	—	125,060,461
Futures Contracts[2]	276,685	—	—	276,685
Total	$5,483,677,555	$—	$303,623	$5,483,981,178

*	Level 3 amount shown includes securities determined to have no value at October 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $4,410,679,628) including securities on loan of $119,230,437		$5,483,704,493
Cash		16,883,257
Deposit with broker for futures contracts		962,500
Receivables:
Fund shares sold		6,691,790
Dividends		1,723,532
Investments sold		903,248
Income from securities on loan		610,370
Interest		41,683
Variation margin on future contracts		10,253
Foreign tax reclaims	+	994
Total assets		5,511,532,120
Liabilities
Collateral held for securities on loan		125,060,461
Payables:
Fund shares redeemed		13,158,404
Investments bought		1,422,337
Investment adviser fees	+	161,725
Total liabilities		139,802,927
Net assets		$5,371,729,193
Net Assets by Source
Capital received from investors		$4,549,585,969
Total distributable earnings	+	822,143,224
Net assets		$5,371,729,193

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,371,729,193		179,817,041		$29.87

Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $104,449)		$69,425,348
Interest received from securities - unaffiliated		138,495
Securities on loan, net	+	5,109,502
Total investment income		74,673,345
Expenses
Investment adviser fees		2,306,027
Proxy fees[1]	+	265,829
Total expenses	–	2,571,856
Net investment income		72,101,489
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(133,054,315)
Net realized gains on sales of in-kind redemptions - unaffiliated		121,547,069
Net realized losses on futures contracts	+	(5,981,747)
Net realized losses		(17,488,993)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(1,287,117,071)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(179,482)
Net change in unrealized appreciation (depreciation)	+	(1,287,296,553)
Net realized and unrealized losses		(1,304,785,546)
Decrease in net assets resulting from operations		($1,232,684,057)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$72,101,489	$58,753,702
Net realized gains (losses)		(17,488,993)	428,156,754
Net change in unrealized appreciation (depreciation)	+	(1,287,296,553)	1,575,126,021
Increase (decrease) in net assets resulting from operations		($1,232,684,057)	$2,062,036,477
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($531,629,821)	($129,889,789)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		45,597,167	$1,444,544,971	42,300,482	$1,579,406,837
Shares reinvested		12,345,025	436,396,621	3,127,037	106,319,237
Shares redeemed	+	(42,926,031)	(1,331,894,500)	(27,339,753)	(1,019,048,338)
Net transactions in fund shares		15,016,161	$549,047,092	18,087,766	$666,677,736
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		164,800,880	$6,586,995,979	146,713,114	$3,988,171,555
Total increase (decrease)	+	15,016,161	(1,215,266,786)	18,087,766	2,598,824,424
End of period		179,817,041	$5,371,729,193	164,800,880	$6,586,995,979

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$81.64	$57.62	$53.42	$48.38	$46.25
Income (loss) from investment operations:
Net investment income (loss)[1]	1.05	1.00	1.07	0.99	0.88
Net realized and unrealized gains (losses)	(14.67)	24.10	4.21	5.18	2.12
Total from investment operations	(13.62)	25.10	5.28	6.17	3.00
Less distributions:
Distributions from net investment income	(0.96)	(1.08)	(0.94)	(0.90)	(0.76)
Distributions from net realized gains	(0.24)	—	(0.14)	(0.23)	(0.11)
Total distributions	(1.20)	(1.08)	(1.08)	(1.13)	(0.87)
Net asset value at end of period	$66.82	$81.64	$57.62	$53.42	$48.38
Total return	(16.94%)	44.01%	9.94%	13.37%	6.51%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03% [2]	0.03%	0.03%	0.03%	0.03%
Net investment income (loss)	1.44%	1.37%	1.96%	1.99%	1.80%
Portfolio turnover rate	2%	3%	4%	3%	4%
Net assets, end of period (x 1,000,000)	$16,046	$18,232	$11,487	$10,220	$8,410

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Automobiles & Components 2.2%
Adient plc *	39,012	1,364,640
American Axle & Manufacturing Holdings, Inc. *	47,903	464,180
Aptiv plc *	111,983	10,198,292
Arcimoto, Inc. *(a)	15,996	11,804
Autoliv, Inc.	32,195	2,586,868
BorgWarner, Inc.	98,811	3,708,377
Canoo, Inc. *(a)	57,247	78,428
Cooper-Standard Holdings, Inc. *	8,444	80,218
Dana, Inc.	52,540	838,538
Dorman Products, Inc. *	11,775	961,076
Envirotech Vehicles, Inc. *	9,637	33,633
Fisker, Inc. *(a)	64,146	522,790
Ford Motor Co.	1,638,269	21,903,657
Fox Factory Holding Corp. *	17,484	1,535,969
Garrett Motion, Inc. *	22,121	146,883
General Motors Co.	604,895	23,742,129
Gentex Corp.	97,710	2,588,338
Gentherm, Inc. *	13,478	787,385
Harley-Davidson, Inc.	55,608	2,391,144
Holley, Inc. *(a)	22,922	91,230
Horizon Global Corp. *	7,908	5,061
LCI Industries	10,466	1,110,547
Lear Corp.	24,847	3,446,527
Lordstown Motors Corp., Class A *(a)	79,965	144,737
Lucid Group, Inc. *(a)	244,831	3,498,635
Luminar Technologies, Inc. *(a)	97,181	786,194
Modine Manufacturing Co. *	20,348	364,636
Motorcar Parts of America, Inc. *	7,218	137,142
Mullen Automotive, Inc. *	208,607	99,380
NII Holdings, Inc. Escrow *(b)	28,127	16,736
Patrick Industries, Inc.	9,154	418,429
QuantumScape Corp. *(a)	112,565	937,667
Rivian Automotive, Inc., Class A *	225,599	7,889,197
Solid Power, Inc. *	46,229	259,345
Standard Motor Products, Inc.	7,798	295,778
Stoneridge, Inc. *	11,655	243,240
Strattec Security Corp. *	1,500	39,000
Superior Industries International, Inc. *	10,350	47,403
Tenneco, Inc., Class A *	33,485	659,655
Tesla, Inc. *	1,104,784	251,382,551
The Goodyear Tire & Rubber Co. *	117,250	1,489,075
Thor Industries, Inc.	22,679	1,847,658
Visteon Corp. *	11,858	1,547,113
Winnebago Industries, Inc.	13,374	798,294
Workhorse Group, Inc. *(a)	70,136	189,367
XL Fleet Corp. *	69,465	54,877
XPEL, Inc. *	8,067	558,156
		352,301,979

SECURITY	NUMBER OF SHARES	VALUE ($)
Banks 4.4%
1895 Bancorp of Wisconsin, Inc. *	5,086	51,369
1st Source Corp.	6,934	403,281
ACNB Corp.	3,576	130,846
Affinity Bancshares, Inc. *	3,276	47,535
Amalgamated Financial Corp.	7,518	172,839
Amerant Bancorp, Inc.	10,892	327,849
American National Bankshares, Inc.	4,310	157,617
Ameris Bancorp	26,942	1,387,782
Ames National Corp.	4,056	89,719
Arrow Financial Corp.	6,759	235,348
Associated Banc-Corp.	64,231	1,564,025
Atlantic Union Bankshares Corp.	30,666	1,059,204
Axos Financial, Inc. *	22,045	858,873
Banc of California, Inc.	23,171	386,492
BancFirst Corp.	6,997	670,453
Bank First Corp.	2,307	198,748
Bank of America Corp.	2,900,123	104,520,433
Bank of Hawaii Corp.	16,382	1,244,213
Bank of Marin Bancorp	5,400	194,940
Bank of South Carolina Corp.	3,436	56,728
Bank OZK	45,975	1,976,005
Bank7 Corp.	2,054	51,350
BankFinancial Corp.	6,650	64,838
BankUnited, Inc.	32,097	1,153,887
Bankwell Financial Group, Inc.	2,376	72,801
Banner Corp.	14,087	1,053,003
Bar Harbor Bankshares	5,508	165,295
Baycom Corp.	4,901	94,246
Bayfirst Financial Corp.	2,665	43,973
BCB Bancorp, Inc.	7,033	138,198
Berkshire Hills Bancorp, Inc.	19,410	567,742
Blue Foundry Bancorp *	12,834	157,987
Blue Ridge Bankshares, Inc.	5,502	71,801
Bogota Financial Corp. *	1,050	11,771
BOK Financial Corp.	12,146	1,338,368
Bridgewater Bancshares, Inc. *	8,542	163,323
Broadway Financial Corp. *	20,059	22,667
Brookline Bancorp, Inc.	34,765	478,019
Business First Bancshares, Inc.	9,475	234,790
Byline Bancorp, Inc.	10,054	232,448
C&F Financial Corp.	1,200	67,872
Cadence Bank	75,211	2,079,584
California BanCorp *	2,455	53,028
Cambridge Bancorp	2,859	251,163
Camden National Corp.	5,912	257,290
Capital Bancorp, Inc.	2,904	71,671
Capital City Bank Group, Inc.	5,558	196,864
Capitol Federal Financial, Inc.	53,473	437,409
Capstar Financial Holdings, Inc.	7,364	130,196
Carter Bankshares, Inc. *	9,825	175,867
Cathay General Bancorp	30,168	1,375,661
CB Financial Services, Inc.	2,090	44,684
Central Pacific Financial Corp.	11,311	232,102
Central Valley Community Bancorp	3,998	74,363
CF Bankshares, Inc.	896	19,891
Chemung Financial Corp.	948	40,347

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ChoiceOne Financial Services, Inc.	2,484	54,946
Citigroup, Inc.	803,202	36,834,844
Citizens & Northern Corp.	5,947	141,420
Citizens Community Bancorp Inc/WI	3,309	41,859
Citizens Financial Group, Inc.	204,955	8,382,659
Citizens Holdings Co.	2,977	44,357
City Holding Co.	6,012	606,310
Civista Bancshares, Inc.	5,755	136,394
CNB Financial Corp.	6,920	175,906
Coastal Financial Corp. *	3,761	175,338
Codorus Valley Bancorp, Inc.	6,467	138,264
Colony Bankcorp, Inc.	7,200	99,360
Columbia Banking System, Inc.	32,189	1,077,366
Columbia Financial, Inc. *	14,396	295,694
Comerica, Inc.	54,539	3,844,999
Commerce Bancshares, Inc.	45,214	3,202,960
Community Bank System, Inc.	22,437	1,400,742
Community Trust Bancorp, Inc.	6,370	301,237
Community West Bancshares	3,580	51,051
ConnectOne Bancorp, Inc.	14,768	369,938
CrossFirst Bankshares, Inc. *	17,616	245,039
Cullen/Frost Bankers, Inc.	26,628	4,128,671
Cullman Bancorp, Inc.	4,552	49,571
Customers Bancorp, Inc. *	12,356	416,274
CVB Financial Corp.	54,047	1,552,230
Dime Community Bancshares, Inc.	13,235	457,005
Eagle Bancorp Montana, Inc.	2,563	47,774
Eagle Bancorp, Inc.	12,882	583,297
East West Bancorp, Inc.	58,472	4,184,841
Eastern Bankshares, Inc.	67,979	1,303,157
ECB Bancorp, Inc. *	4,412	69,886
Emclaire Financial Corp.	1,474	44,043
Enact Holdings, Inc.	11,655	298,834
Enterprise Bancorp, Inc.	4,403	137,726
Enterprise Financial Services Corp.	14,895	796,436
Equity Bancshares, Inc., Class A	6,351	226,858
Esquire Financial Holdings, Inc.	2,171	98,086
ESSA Bancorp, Inc.	3,176	63,520
Essent Group Ltd.	45,880	1,815,930
Evans Bancorp, Inc.	2,622	95,388
F.N.B. Corp.	143,905	2,079,427
Farmers & Merchants Bancorp, Inc.	4,577	133,923
Farmers National Banc Corp.	12,275	168,658
FB Financial Corp.	14,601	612,658
Federal Agricultural Mortgage Corp., Class C	4,048	466,330
Fidelity D&D Bancorp, Inc.	1,427	66,641
Fifth Third Bancorp	284,782	10,163,870
Finance Of America Cos., Inc., Class A *	18,960	30,526
Financial Institutions, Inc.	6,134	146,173
Finward Bancorp	1,806	57,341
Finwise Bancorp *	4,562	41,651
First BanCorp	76,777	1,212,309
First Bancorp/Southern Pines NC	14,330	638,688
First Bank	6,140	96,521
First Busey Corp.	21,193	559,707
First Business Financial Services, Inc.	2,369	90,377
First Capital, Inc.	1,074	26,324
First Citizens BancShares, Inc., Class A	5,460	4,488,775
First Commonwealth Financial Corp.	37,864	542,970
First Community Bankshares, Inc.	6,489	241,650
First Community Corp.	1,891	35,683
First Financial Bancorp	38,797	1,011,438
First Financial Bankshares, Inc.	53,266	2,050,208
First Financial Corp.	4,975	241,238
First Financial Northwest, Inc.	2,960	43,986
SECURITY	NUMBER OF SHARES	VALUE ($)
First Foundation, Inc.	20,411	325,760
First Guaranty Bancshares, Inc.	2,887	66,603
First Hawaiian, Inc.	52,019	1,330,646
First Horizon Corp.	222,347	5,449,725
First Internet Bancorp	3,435	88,245
First Interstate BancSystem, Inc., Class A	37,438	1,707,547
First Merchants Corp.	24,619	1,105,393
First Mid Bancshares, Inc.	7,599	272,120
First National Corp/VA	2,648	44,036
First Northwest Bancorp	3,416	51,616
First Republic Bank	75,926	9,118,713
First Savings Financial Group, Inc.	2,389	54,111
First United Corp.	2,849	54,046
First Western Financial, Inc. *	2,786	76,921
Five Star Bancorp	4,893	141,946
Flagstar Bancorp, Inc.	21,489	831,624
Flushing Financial Corp.	12,108	238,528
FNCB Bancorp, Inc.	8,643	65,687
Franklin Financial Services Corp.	1,992	64,760
FS Bancorp, Inc.	3,171	91,927
Fulton Financial Corp.	68,243	1,244,070
FVCBankcorp, Inc. *	3,533	71,791
German American Bancorp, Inc.	10,863	426,807
Glacier Bancorp, Inc.	45,472	2,604,636
Great Southern Bancorp, Inc.	4,013	248,726
Greene County Bancorp, Inc.	1,606	106,960
Guaranty Bancshares, Inc.	3,536	130,938
Guild Holdings Co., Class A	7,526	64,046
Hancock Whitney Corp.	35,128	1,962,601
Hanmi Financial Corp.	11,514	308,345
HarborOne Bancorp, Inc.	18,808	286,446
Hawthorn Bancshares, Inc.	1,986	45,549
HBT Financial, Inc.	4,303	87,738
Heartland Financial USA, Inc.	15,796	779,059
Heritage Commerce Corp.	26,186	374,460
Heritage Financial Corp.	16,019	539,680
Hilltop Holdings, Inc.	18,769	543,363
HMN Financial, Inc.	2,233	51,046
Home Bancorp, Inc.	3,387	144,794
Home BancShares, Inc.	79,073	2,015,571
HomeStreet, Inc.	6,840	177,566
HomeTrust Bancshares, Inc.	6,363	152,903
Hope Bancorp, Inc.	50,215	681,418
Horizon Bancorp, Inc.	16,744	249,653
Huntington Bancshares, Inc.	600,572	9,116,683
IF Bancorp, Inc.	2,488	46,476
Independent Bank Corp.	19,247	1,674,681
Independent Bank Corp., Michigan	9,444	218,440
Independent Bank Group, Inc.	14,400	908,496
International Bancshares Corp.	22,040	1,093,184
Investar Holding Corp.	3,333	71,793
John Marshall Bancorp, Inc.	4,443	127,958
JPMorgan Chase & Co.	1,216,596	153,145,104
Kearny Financial Corp.	26,602	269,744
KeyCorp	387,909	6,931,934
Lakeland Bancorp, Inc.	25,893	482,904
Lakeland Financial Corp.	10,277	849,394
Landmark Bancorp, Inc.	1,884	49,078
LCNB Corp.	4,732	83,331
Limestone Bancorp, Inc.	2,401	61,706
Live Oak Bancshares, Inc.	14,105	457,989
loanDepot, Inc., Class A	37,097	66,033
Luther Burbank Corp.	2,989	37,751
M&T Bank Corp.	72,804	12,258,009
Macatawa Bank Corp.	10,493	112,590
Magyar Bancorp, Inc.	3,877	48,307
MainStreet Bancshares, Inc.	3,000	83,340

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Malvern Bancorp, Inc. *	3,772	54,883
Mercantile Bank Corp.	5,802	202,780
Merchants Bancorp	10,145	242,973
Meridian Corp.	1,923	59,209
Metrocity Bankshares, Inc.	7,678	170,835
Metropolitan Bank Holding Corp. *	4,799	316,734
MGIC Investment Corp.	126,784	1,730,602
Mid Penn Bancorp, Inc.	5,597	191,305
Middlefield Banc Corp.	1,808	52,432
Midland States Bancorp, Inc.	8,267	231,807
MidWestOne Financial Group, Inc.	5,792	194,611
Mr Cooper Group, Inc. *	30,004	1,184,858
MVB Financial Corp.	4,605	114,020
National Bank Holdings Corp., Class A	12,545	549,722
National Bankshares, Inc.	2,506	91,845
NBT Bancorp, Inc.	17,646	836,244
New York Community Bancorp, Inc. (a)	196,979	1,833,874
Nicolet Bankshares, Inc. *	4,999	381,374
NMI Holdings, Inc., Class A *	36,089	791,432
Northeast Bank	2,194	92,367
Northeast Community Bancorp, Inc.	7,802	102,674
Northfield Bancorp, Inc.	18,804	301,616
Northrim BanCorp, Inc.	2,596	126,503
Northwest Bancshares, Inc.	55,216	831,553
Norwood Financial Corp.	3,060	86,904
Oak Valley Bancorp	3,417	67,383
OceanFirst Financial Corp.	25,110	566,984
Ocwen Financial Corp. *	3,090	96,532
OFG Bancorp	18,949	528,298
Ohio Valley Banc Corp.	2,640	68,640
Old National Bancorp	122,564	2,397,352
Old Point Financial Corp.	887	23,284
Old Second Bancorp, Inc.	15,202	243,232
OP Bancorp	5,203	58,586
Orange County Bancorp, Inc.	2,281	101,117
Origin Bancorp, Inc.	12,052	498,109
Orrstown Financial Services, Inc.	4,595	121,630
Pacific Premier Bancorp, Inc.	38,895	1,416,167
PacWest Bancorp	49,961	1,242,030
Park National Corp.	5,896	869,660
Parke Bancorp, Inc.	4,518	97,408
Partners Bancorp	5,380	50,142
Pathfinder Bancorp, Inc.	2,303	42,859
Pathward Financial, Inc.	11,847	497,929
PCB Bancorp	6,102	112,887
PCSB Financial Corp.	6,385	124,444
Peapack-Gladstone Financial Corp.	6,657	263,417
Penns Woods Bancorp, Inc.	2,250	54,270
PennyMac Financial Services, Inc.	12,693	676,791
Peoples Bancorp of North Carolina, Inc.	1,896	53,372
Peoples Bancorp, Inc.	12,394	375,166
Peoples Financial Services Corp.	2,448	134,616
Pinnacle Financial Partners, Inc.	31,497	2,613,936
Pioneer Bancorp, Inc. *	2,061	21,249
Plumas Bancorp	2,267	75,038
Ponce Financial Group, Inc. *	10,983	101,483
Popular, Inc.	31,665	2,239,349
Preferred Bank	5,863	450,689
Premier Financial Corp.	14,638	422,306
Primis Financial Corp.	10,278	132,483
Professional Holding Corp., Class A *	5,436	147,153
Prosperity Bancshares, Inc.	37,937	2,715,151
Provident Bancorp, Inc.	6,035	74,593
Provident Financial Holdings, Inc.	3,562	48,621
Provident Financial Services, Inc.	30,378	681,075
SECURITY	NUMBER OF SHARES	VALUE ($)
QCR Holdings, Inc.	7,130	361,562
Radian Group, Inc.	66,032	1,378,088
RBB Bancorp	6,055	136,298
Red River Bancshares, Inc.	1,974	112,360
Regions Financial Corp.	386,839	8,491,116
Renasant Corp.	23,632	954,024
Republic Bancorp, Inc., Class A	3,781	175,249
Republic First Bancorp, Inc. *	17,184	48,631
Richmond Mutual BanCorp., Inc.	4,348	57,046
Riverview Bancorp, Inc.	11,437	77,085
Rocket Cos., Inc., Class A (a)	49,082	338,666
S&T Bancorp, Inc.	16,257	614,677
Salisbury Bancorp, Inc.	2,188	56,954
Sandy Spring Bancorp, Inc.	18,400	652,096
SB Financial Group, Inc.	3,301	55,292
Seacoast Banking Corp. of Florida	25,432	785,849
Security National Financial Corp., Class A *	6,714	41,963
ServisFirst Bancshares, Inc.	20,269	1,526,864
Shore Bancshares, Inc.	7,290	145,363
Sierra Bancorp	5,854	129,081
Signature Bank	25,950	4,113,853
Silvergate Capital Corp., Class A *	12,843	728,969
Simmons First National Corp., Class A	52,982	1,264,680
SmartFinancial, Inc.	6,197	181,200
Sound Financial Bancorp, Inc.	596	24,138
South Plains Financial, Inc.	5,663	177,082
Southern First Bancshares, Inc. *	2,967	132,566
Southern Missouri Bancorp, Inc.	3,254	166,768
Southern States Bancshares, Inc.	2,910	83,051
Southside Bancshares, Inc.	12,464	426,767
SouthState Corp.	31,437	2,842,848
Stellar Bancorp, Inc.	18,265	599,823
Sterling Bancorp, Inc. *	3,743	23,843
Stock Yards Bancorp, Inc.	12,183	952,589
Summit Financial Group, Inc.	3,433	99,797
Summit State Bank	3,172	46,977
SVB Financial Group *	24,631	5,688,776
Synovus Financial Corp.	60,161	2,397,416
TC Bancshares, Inc.	4,307	63,011
Territorial Bancorp, Inc.	4,386	90,571
Texas Capital Bancshares, Inc. *	20,746	1,244,760
TFS Financial Corp.	19,389	272,415
The Bancorp, Inc. *	23,768	655,521
The Bank of Princeton	1,590	50,403
The Community Financial Corp.	1,951	73,748
The First BanCorp, Inc.	3,588	109,649
The First Bancshares, Inc.	10,929	357,815
The First of Long Island Corp.	9,603	168,821
The Hingham Institution For Savings	533	131,784
The PNC Financial Services Group, Inc.	169,897	27,494,432
Third Coast Bancshares, Inc. *	6,287	121,968
Timberland Bancorp, Inc.	2,533	75,027
Tompkins Financial Corp.	4,799	397,549
Towne Bank	26,450	871,263
TriCo Bancshares	13,554	784,912
Triumph Bancorp, Inc. *	9,395	483,842
Truist Financial Corp.	549,878	24,629,036
TrustCo Bank Corp.	7,608	283,931
Trustmark Corp.	24,755	905,290
U.S. Bancorp	560,229	23,781,721
UMB Financial Corp.	18,114	1,507,447
Umpqua Holdings Corp.	88,846	1,766,258
Union Bankshares, Inc.	2,125	52,403
United Bancorp, Inc.	3,371	50,632
United Bankshares, Inc.	56,393	2,388,244

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
United Community Banks, Inc.	44,102	1,697,927
United Security Bancshares	6,461	44,710
Unity Bancorp, Inc.	2,383	68,297
Univest Financial Corp.	13,447	378,399
USCB Financial Holdings, Inc. *	5,422	72,817
UWM Holdings Corp. (a)	36,026	118,165
Valley National Bancorp	177,130	2,102,533
Velocity Financial, Inc. *	8,532	82,846
Veritex Holdings, Inc.	22,152	699,560
Virginia National Bankshares Corp.	1,424	46,992
Walker & Dunlop, Inc.	13,263	1,193,139
Washington Federal, Inc.	26,538	1,027,021
Washington Trust Bancorp, Inc.	7,375	357,687
Waterstone Financial, Inc.	8,861	150,460
Webster Financial Corp.	73,655	3,996,520
Wells Fargo & Co.	1,572,378	72,313,664
WesBanco, Inc.	25,094	1,014,801
West Bancorp, Inc.	6,294	141,426
Westamerica Bancorp	11,038	692,414
Western Alliance Bancorp	44,480	2,987,722
Western New England Bancorp, Inc.	10,349	90,554
William Penn Bancorp, Inc.	4,788	54,392
Wintrust Financial Corp.	25,034	2,343,683
WSFS Financial Corp.	26,399	1,229,137
Zions Bancorp NA	62,399	3,241,004
		701,595,443

Capital Goods 6.4%
3D Systems Corp. *	59,443	524,882
3M Co.	229,964	28,927,172
A.O. Smith Corp.	53,267	2,917,966
AAON, Inc.	17,415	1,123,093
AAR Corp. *	13,484	597,611
Acuity Brands, Inc.	13,654	2,506,465
Advanced Drainage Systems, Inc.	26,601	3,082,524
Advent Technologies Holdings, Inc. *(a)	18,150	41,019
AECOM	57,945	4,362,100
Aerojet Rocketdyne Holdings, Inc. *	32,114	1,555,923
AeroVironment, Inc. *	10,567	966,880
AerSale Corp. *	7,373	156,308
AGCO Corp.	25,551	3,172,668
AgEagle Aerial Systems, Inc. *	34,491	18,318
Air Lease Corp.	42,321	1,493,508
Alamo Group, Inc.	4,314	656,073
Albany International Corp., Class A	12,832	1,175,668
Allegion plc	36,500	3,824,105
Allied Motion Technologies, Inc.	5,231	176,912
Allison Transmission Holdings, Inc.	39,446	1,666,593
Alpha Pro Tech Ltd. *	5,970	24,716
Alta Equipment Group, Inc.	12,019	146,992
Altra Industrial Motion Corp.	26,548	1,596,597
Ameresco, Inc., Class A *	13,944	843,333
American Superconductor Corp. *	9,332	42,181
American Woodmark Corp. *	7,275	329,921
AMETEK, Inc.	95,226	12,347,003
API Group Corp. *	82,246	1,356,237
Apogee Enterprises, Inc.	8,715	399,844
Applied Industrial Technologies, Inc.	15,780	1,962,716
Archer Aviation, Inc., Class A *	53,649	152,900
Arcosa, Inc.	19,870	1,275,654
Argan, Inc.	6,506	225,563
Armstrong World Industries, Inc.	18,985	1,434,696
Array Technologies, Inc. *	57,509	1,040,913
Astec Industries, Inc.	9,069	395,862
Astronics Corp. *	9,549	88,424
Atkore, Inc. *	17,280	1,646,784
SECURITY	NUMBER OF SHARES	VALUE ($)
Axon Enterprise, Inc. *	28,195	4,100,681
AZZ, Inc.	10,234	411,407
Babcock & Wilcox Enterprises, Inc. *	30,009	136,841
Barnes Group, Inc.	20,674	731,239
Beacon Roofing Supply, Inc. *	20,723	1,167,741
Beam Global *(a)	3,328	41,766
Berkshire Grey, Inc. *	16,368	21,933
BitNile Holdings, Inc. *	163,474	27,872
Blink Charging Co. *(a)	16,166	239,257
Bloom Energy Corp., Class A *	72,039	1,347,850
Blue Bird Corp. *	5,055	46,354
BlueLinx Holdings, Inc. *	3,850	271,271
Boise Cascade Co.	16,397	1,094,828
Bowman Consulting Group Ltd. *	3,474	53,673
Broadwind, Inc. *	16,291	28,672
Builders FirstSource, Inc. *	64,441	3,973,432
BWX Technologies, Inc.	37,907	2,159,941
Byrna Technologies, Inc. *	5,967	42,187
Cadre Holdings, Inc.	6,467	189,936
Carlisle Cos., Inc.	21,414	5,113,663
Carrier Global Corp.	348,744	13,866,061
Caterpillar, Inc.	219,010	47,406,905
ChargePoint Holdings, Inc. *(a)	106,767	1,492,603
Chart Industries, Inc. *	14,865	3,313,111
CIRCOR International, Inc. *	7,526	155,562
Columbus McKinnon Corp.	11,251	320,879
Comfort Systems USA, Inc.	14,527	1,790,889
Commercial Vehicle Group, Inc. *	13,417	67,622
Concrete Pumping Holdings, Inc. *	13,877	88,882
Construction Partners, Inc., Class A *	17,169	534,643
Core & Main, Inc., Class A *	29,780	702,212
Crane Holdings Co.	19,757	1,982,417
CSW Industrials, Inc.	6,445	830,889
Cummins, Inc.	58,414	14,282,807
Curtiss-Wright Corp.	15,856	2,661,112
Custom Truck One Source, Inc. *	22,116	153,264
Deere & Co.	115,369	45,665,358
Desktop Metal, Inc., Class A *(a)	101,606	257,063
Distribution Solutions Group, Inc. *	2,320	69,786
Donaldson Co., Inc.	51,364	2,950,862
Douglas Dynamics, Inc.	8,714	295,840
Dover Corp.	59,700	7,802,193
Ducommun, Inc. *	4,035	190,492
DXP Enterprises, Inc. *	6,811	194,863
Dycom Industries, Inc. *	12,249	1,447,587
Eaton Corp. plc	165,239	24,797,417
EMCOR Group, Inc.	20,561	2,901,157
Emerson Electric Co.	245,236	21,237,438
Encore Wire Corp.	8,052	1,107,875
Energous Corp. *	53,756	66,120
Energy Recovery, Inc. *	23,239	597,939
Energy Vault Holdings, Inc. *(a)	23,890	76,926
Enerpac Tool Group Corp.	25,007	635,428
EnerSys	16,708	1,107,573
Enovix Corp. *	45,893	866,001
EnPro Industries, Inc.	8,337	887,891
Eos Energy Enterprises, Inc. *	26,736	41,441
Esab Corp.	19,291	719,554
ESCO Technologies, Inc.	10,618	914,953
ESS Tech, Inc. *(a)	28,078	118,770
EVI Industries, Inc. *	2,765	53,918
Evoqua Water Technologies Corp. *	49,929	1,956,218
Fastenal Co.	237,893	11,497,369
Federal Signal Corp.	25,198	1,175,487
Flowserve Corp.	54,166	1,553,481
Fluence Energy, Inc. *(a)	15,762	235,327
Fluor Corp. *	59,154	1,790,000
Fortive Corp.	147,498	9,425,122

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fortune Brands Home & Security, Inc.	54,311	3,276,040
Franklin Electric Co., Inc.	15,771	1,292,276
FTC Solar, Inc. *	19,667	40,711
FuelCell Energy, Inc. *	162,139	505,874
Gates Industrial Corp. plc *	43,540	485,471
GATX Corp.	15,005	1,571,174
Gencor Industries, Inc. *	5,594	53,143
Generac Holdings, Inc. *	26,566	3,079,265
General Dynamics Corp.	93,288	23,303,342
General Electric Co.	455,463	35,439,576
Gibraltar Industries, Inc. *	13,337	681,254
Global Industrial Co.	6,016	190,948
GMS, Inc. *	17,591	830,295
Graco, Inc.	69,925	4,865,381
GrafTech International Ltd.	82,134	418,062
Graham Corp.	6,306	56,123
Granite Construction, Inc.	18,734	631,898
Great Lakes Dredge & Dock Corp. *	25,323	191,442
Griffon Corp.	19,452	625,187
H&E Equipment Services, Inc.	13,285	501,642
Hayward Holdings, Inc. *	42,995	397,704
HEICO Corp.	16,822	2,735,930
HEICO Corp., Class A	28,413	3,616,975
Heliogen, Inc. *	38,222	68,800
Helios Technologies, Inc.	14,143	801,767
Herc Holdings, Inc.	10,699	1,258,309
Hexcel Corp.	35,190	1,960,083
Hillenbrand, Inc.	29,023	1,282,236
Hillman Solutions Corp. *	51,861	405,034
Honeywell International, Inc.	279,420	57,007,268
Howmet Aerospace, Inc.	152,823	5,432,858
Hubbell, Inc.	22,282	5,291,529
Hudson Technologies, Inc. *	13,002	119,748
Huntington Ingalls Industries, Inc.	16,666	4,284,329
Hurco Cos., Inc.	3,214	74,404
Hyliion Holdings Corp. *(a)	59,911	170,746
Hyster-Yale Materials Handling, Inc.	5,176	150,932
Hyzon Motors, Inc. *(a)	34,280	65,475
Ideal Power, Inc. *	3,471	40,298
IDEX Corp.	31,222	6,940,963
IES Holdings, Inc. *	3,807	125,783
Illinois Tool Works, Inc.	116,632	24,904,431
Ingersoll Rand, Inc.	166,831	8,424,965
INNOVATE Corp. *	23,119	17,057
Innovative Solutions and Support, Inc. *	6,865	65,218
Insteel Industries, Inc.	7,815	205,925
iSun, Inc. *	7,289	15,744
ITT, Inc.	34,184	2,611,316
Janus International Group, Inc. *	33,335	321,016
JELD-WEN Holding, Inc. *	37,821	401,281
John Bean Technologies Corp.	13,192	1,203,110
Johnson Controls International plc	285,816	16,531,597
Kadant, Inc.	4,726	840,992
Kaman Corp.	10,950	351,495
Karat Packaging, Inc. *	3,014	49,369
Kennametal, Inc.	33,677	899,513
Kratos Defense & Security Solutions, Inc. *	51,756	573,456
KULR Technology Group, Inc. *	32,998	67,646
L.B. Foster Co., Class A *	5,290	52,900
L3Harris Technologies, Inc.	79,513	19,597,569
Lennox International, Inc.	13,263	3,097,839
Lightning eMotors, Inc. *	12,049	18,555
Limbach Holdings, Inc. *	5,228	43,497
Lincoln Electric Holdings, Inc.	24,028	3,411,976
Lindsay Corp.	4,639	785,383
Lockheed Martin Corp.	97,813	47,603,631
SECURITY	NUMBER OF SHARES	VALUE ($)
LSI Industries, Inc.	8,731	67,054
Luxfer Holdings plc	12,212	176,708
Manitex International, Inc. *	9,465	43,160
Markforged Holding Corp. *	47,003	102,467
Masco Corp.	93,385	4,320,924
Masonite International Corp. *	9,341	668,162
MasTec, Inc. *	24,310	1,873,815
Matrix Service Co. *	10,847	53,150
Maxar Technologies, Inc.	31,403	701,543
Mayville Engineering Co., Inc. *	3,327	22,125
McGrath RentCorp	9,861	927,427
MDU Resources Group, Inc.	84,810	2,415,389
Mercury Systems, Inc. *	23,829	1,153,324
Microvast Holdings, Inc. *	78,617	192,612
Miller Industries, Inc.	5,104	129,795
Moog, Inc., Class A	11,760	996,660
MRC Global, Inc. *	35,400	355,062
MSC Industrial Direct Co., Inc., Class A	19,657	1,631,138
Mueller Industries, Inc.	23,532	1,474,044
Mueller Water Products, Inc., Class A	66,450	777,465
MYR Group, Inc. *	6,883	602,331
National Presto Industries, Inc.	2,215	156,135
NeoVolta, Inc. *	12,964	48,874
Nikola Corp. *(a)	137,436	520,882
Nordson Corp.	22,448	5,050,800
Northrop Grumman Corp.	60,315	33,113,538
Northwest Pipe Co. *	4,286	145,681
NOW, Inc. *	46,130	587,235
NuScale Power Corp. *(a)	7,866	88,728
Nuvve Holding Corp. *	5,571	5,682
NV5 Global, Inc. *	5,195	753,015
nVent Electric plc	68,891	2,514,521
Ocean Power Technologies, Inc. *	48,625	35,496
Omega Flex, Inc.	1,422	134,237
Orion Energy Systems, Inc. *	16,987	28,878
Orion Group Holdings, Inc. *	16,674	38,017
Oshkosh Corp.	26,910	2,368,080
Otis Worldwide Corp.	174,087	12,297,506
Owens Corning	39,875	3,413,699
PACCAR, Inc.	144,118	13,954,946
Park Aerospace Corp.	8,310	103,376
Parker-Hannifin Corp.	53,225	15,468,249
Park-Ohio Holdings Corp.	3,931	44,695
Parsons Corp. *	13,686	641,600
Pentair plc	68,135	2,926,398
Perma-Pipe International Holdings, Inc. *	3,363	32,890
PGT Innovations, Inc. *	25,562	544,726
Plug Power, Inc. *	217,339	3,473,077
Powell Industries, Inc.	4,706	116,097
Preformed Line Products Co.	1,010	80,164
Primoris Services Corp.	21,965	443,473
Proterra, Inc. *	83,106	518,581
Proto Labs, Inc. *	11,556	441,324
Quanex Building Products Corp.	13,404	297,033
Quanta Services, Inc.	59,387	8,435,329
Raytheon Technologies Corp.	611,921	58,022,349
RBC Bearings, Inc. *	12,100	3,067,713
Redwire Corp. *	10,290	28,195
Regal Rexnord Corp.	27,506	3,480,609
Resideo Technologies, Inc. *	60,154	1,420,837
REV Group, Inc.	13,601	186,878
Rocket Lab USA, Inc. *	90,768	462,009
Rockwell Automation, Inc.	47,945	12,240,358
Rush Enterprises, Inc., Class A	17,689	882,504
Rush Enterprises, Inc., Class B	3,737	200,378

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sarcos Technology and Robotics Corp. *(a)	36,550	73,831
Sensata Technologies Holding plc	63,593	2,557,075
SES AI Corp. *(a)	59,899	359,993
Shoals Technologies Group, Inc., Class A *	43,531	1,006,001
Simpson Manufacturing Co., Inc.	17,866	1,527,186
SiteOne Landscape Supply, Inc. *	18,549	2,149,273
SKYX Platforms Corp. *	16,813	56,828
Snap-on, Inc.	22,000	4,885,100
Spirit AeroSystems Holdings, Inc., Class A	43,131	998,914
SPX Technologies, Inc. *	18,681	1,229,957
Standex International Corp.	4,978	493,071
Stanley Black & Decker, Inc.	61,653	4,839,144
Stem, Inc. *	59,957	815,415
Sterling Infrastructure, Inc. *	13,724	370,411
SunPower Corp. *	35,778	661,535
Sunrun, Inc. *	87,614	1,972,191
Sunworks, Inc. *	17,256	38,999
Symbotic, Inc. *(a)	4,338	53,531
Tecnoglass, Inc.	7,303	149,931
Tennant Co.	7,658	446,079
Terex Corp.	28,047	1,137,025
Terran Orbital Corp. *(a)	23,493	61,552
Textron, Inc.	87,466	5,986,173
The AZEK Co., Inc. *	45,856	802,939
The Boeing Co. *	231,741	33,025,410
The Eastern Co.	3,338	69,798
The Gorman-Rupp Co.	9,748	264,561
The Greenbrier Cos., Inc.	13,430	474,213
The LS Starrett Co., Class A *	2,865	24,438
The Manitowoc Co., Inc. *	15,925	145,236
The Middleby Corp. *	22,373	3,129,088
The Shyft Group, Inc.	13,268	304,899
The Timken Co.	27,449	1,956,839
The Toro Co.	43,256	4,560,480
Thermon Group Holdings, Inc. *	14,491	257,360
Titan International, Inc. *	20,997	314,115
Titan Machinery, Inc. *	7,620	261,976
TPI Composites, Inc. *	16,645	165,784
Trane Technologies plc	95,892	15,307,240
Transcat, Inc. *	2,965	245,383
TransDigm Group, Inc.	21,422	12,333,931
Trex Co., Inc. *	46,047	2,214,400
Trinity Industries, Inc.	34,521	984,884
Triton International Ltd.	26,045	1,580,671
Triumph Group, Inc. *	27,104	245,291
Tutor Perini Corp. *	16,006	118,765
Twin Disc, Inc. *	5,599	72,843
UFP Industries, Inc.	25,174	1,793,144
Ultralife Corp. *	6,691	33,120
United Rentals, Inc. *	29,052	9,172,007
Univar Solutions, Inc. *	70,027	1,784,288
Urban-Gro, Inc. *	4,382	17,791
V2X, Inc. *	4,770	195,522
Valmont Industries, Inc.	8,827	2,817,755
Velo3D, Inc. *	23,266	91,668
Veritiv Corp. *	6,089	707,907
Vertiv Holdings Co.	125,128	1,790,582
Vicor Corp. *	9,399	448,990
View, Inc. *(a)	23,483	31,702
Virgin Galactic Holdings, Inc. *(a)	96,719	446,842
VirTra, Inc. *	8,132	42,286
W.W. Grainger, Inc.	18,811	10,992,208
Wabash National Corp.	19,725	427,046
Watsco, Inc.	13,730	3,720,281
SECURITY	NUMBER OF SHARES	VALUE ($)
Watts Water Technologies, Inc., Class A	11,465	1,678,017
WESCO International, Inc. *	18,376	2,531,662
Westinghouse Air Brake Technologies Corp.	75,242	7,018,574
Westwater Resources, Inc. *	34,475	38,957
Willis Lease Finance Corp. *	625	23,813
WillScot Mobile Mini Holdings Corp. *	88,763	3,775,090
Woodward, Inc.	25,403	2,329,455
Xos, Inc. *	22,000	24,860
Xylem, Inc.	74,771	7,658,794
Zurn Water Solutions Corp.	60,218	1,414,521
		1,019,345,519

Commercial & Professional Services 1.2%
ABM Industries, Inc.	27,133	1,207,690
ACCO Brands Corp.	38,516	177,174
Acme United Corp.	1,454	34,765
ACV Auctions, Inc., Class A *	45,433	414,349
Alight, Inc., Class A *	112,914	936,057
Aqua Metals, Inc. *	23,651	19,753
ARC Document Solutions, Inc.	19,042	46,082
Aris Water Solution, Inc., Class A	11,072	188,556
ASGN, Inc. *	20,796	1,763,085
Atlas Technical Consultants, Inc. *	15,557	117,922
Aurora Innovation, Inc. *	153,867	316,966
Barrett Business Services, Inc.	3,084	268,986
BGSF, Inc.	5,301	66,634
BlackSky Technology, Inc. *	21,423	34,491
Booz Allen Hamilton Holding Corp.	54,733	5,957,687
Brady Corp., Class A	19,596	896,517
BrightView Holdings, Inc. *	13,694	122,150
CACI International, Inc., Class A *	9,745	2,962,772
Casella Waste Systems, Inc., Class A *	20,731	1,696,003
CBIZ, Inc. *	21,051	1,044,972
CECO Environmental Corp. *	14,190	167,726
Cimpress plc *	8,208	191,082
Cintas Corp.	35,614	15,226,766
Clarivate plc *	177,552	1,834,112
Clean Harbors, Inc. *	20,712	2,536,391
Copart, Inc. *	88,331	10,159,832
CoreCivic, Inc. *	49,662	519,961
CoStar Group, Inc. *	164,366	13,596,355
CRA International, Inc.	2,770	284,590
Deluxe Corp.	16,881	310,273
DLH Holdings Corp. *	3,968	51,663
Driven Brands Holdings, Inc. *	22,131	707,749
Dun & Bradstreet Holdings, Inc.	89,669	1,152,247
Ennis, Inc.	10,401	234,647
Equifax, Inc.	50,796	8,611,954
Exponent, Inc.	20,864	1,987,505
First Advantage Corp. *	24,470	343,803
FiscalNote Holdings, Inc. *	31,549	156,798
Forrester Research, Inc. *	4,414	186,800
Franklin Covey Co. *	4,552	230,331
FTI Consulting, Inc. *	14,419	2,244,029
GEE Group, Inc. *	66,522	41,922
Harsco Corp. *	34,248	181,172
Healthcare Services Group, Inc.	30,803	430,010
Heidrick & Struggles International, Inc.	9,032	254,341
Heritage-Crystal Clean, Inc. *	7,053	193,746
Hill International, Inc. *	27,687	93,305
HireQuest, Inc.	3,059	47,782
HireRight Holdings Corp. *	8,556	115,164
HNI Corp.	16,275	471,812
Hudson Global, Inc. *	1,522	51,748

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Huron Consulting Group, Inc. *	8,754	644,557
IAA, Inc. *	55,868	2,119,073
ICF International, Inc.	6,901	825,567
Insperity, Inc.	14,863	1,754,131
Interface, Inc.	23,118	261,465
Jacobs Solutions, Inc.	52,648	6,066,103
KAR Auction Services, Inc. *	49,738	722,693
KBR, Inc.	57,784	2,875,910
Kelly Services, Inc., Class A	14,539	237,567
Kforce, Inc.	8,111	513,183
Kimball International, Inc., Class B	17,567	129,820
Knightscope, Inc., Class A *	18,211	61,189
Korn Ferry	22,978	1,277,347
LegalZoom.com, Inc. *	41,173	380,850
Leidos Holdings, Inc.	56,466	5,736,381
ManpowerGroup, Inc.	21,509	1,685,015
Mastech Digital, Inc. *	3,073	46,433
Matthews International Corp., Class A	12,972	348,687
MillerKnoll, Inc.	30,369	643,215
Mistras Group, Inc. *	7,028	32,329
Montrose Environmental Group, Inc. *	10,915	477,859
MSA Safety, Inc.	15,059	2,021,520
NL Industries, Inc.	5,834	51,106
Odyssey Marine Exploration, Inc. *	9,740	29,707
Performant Financial Corp. *	24,843	57,636
Perma-Fix Environmental Services, Inc. *	10,441	43,435
Pitney Bowes, Inc.	64,043	199,174
Planet Labs PBC *	77,306	405,856
Quad Graphics, Inc. *	18,674	51,914
Quest Resource Holding Corp. *	7,972	70,632
RCM Technologies, Inc. *	3,160	55,300
Red Violet, Inc. *	5,306	92,537
Republic Services, Inc.	85,070	11,281,983
Resources Connection, Inc.	13,566	247,851
Robert Half International, Inc.	45,301	3,463,714
Rollins, Inc.	96,157	4,046,287
Science Applications International Corp.	23,168	2,510,021
Skillsoft Corp. *	35,359	63,293
SP Plus Corp. *	10,202	377,780
Spire Global, Inc. *(a)	38,120	54,893
Steelcase, Inc., Class A	36,886	286,604
Stericycle, Inc. *	37,932	1,691,009
Sterling Check Corp. *	9,867	192,702
Team, Inc. *	22,840	15,874
Tetra Tech, Inc.	22,221	3,139,383
The Brink's Co.	19,918	1,187,710
The GEO Group, Inc. *	52,634	445,284
TransUnion	79,646	4,720,618
TriNet Group, Inc. *	14,865	965,928
TrueBlue, Inc. *	14,017	275,574
UniFirst Corp.	6,161	1,133,686
Upwork, Inc. *	50,122	674,141
Verisk Analytics, Inc.	64,888	11,863,473
Viad Corp. *	8,115	302,527
VSE Corp.	3,733	172,801
Waste Management, Inc.	155,732	24,663,277
Willdan Group, Inc. *	5,928	81,925
		184,664,756

Consumer Durables & Apparel 1.1%
Acushnet Holdings Corp.	13,529	630,046
Allbirds, Inc., Class A *	39,597	136,214
American Outdoor Brands, Inc. *	6,310	56,285
AMMO, Inc. *(a)	41,078	133,503
Aterian, Inc. *(a)	25,581	28,139
SECURITY	NUMBER OF SHARES	VALUE ($)
Bassett Furniture Industries, Inc.	4,101	74,556
Beazer Homes USA, Inc. *	12,137	137,269
Brunswick Corp.	30,438	2,151,053
Capri Holdings Ltd. *	57,338	2,619,200
Carter's, Inc.	16,340	1,108,996
Cavco Industries, Inc. *	3,514	796,518
Century Communities, Inc.	11,888	529,135
Clarus Corp.	11,806	142,971
Columbia Sportswear Co.	14,813	1,103,568
Cricut, Inc., Class A *(a)	18,379	163,389
Crocs, Inc. *	25,300	1,789,975
Culp, Inc. *	8,788	44,116
D.R. Horton, Inc.	130,666	10,045,602
Deckers Outdoor Corp. *	11,036	3,861,827
Delta Apparel, Inc. *	1,907	28,815
Dream Finders Homes, Inc., Class A *	7,252	80,497
Escalade, Inc.	3,803	41,301
Ethan Allen Interiors, Inc.	9,223	236,017
Flexsteel Industries, Inc.	2,656	40,823
Fossil Group, Inc. *	19,967	84,860
Garmin Ltd.	64,119	5,645,037
G-III Apparel Group Ltd. *	17,626	343,707
GoPro, Inc., Class A *	54,737	298,317
Green Brick Partners, Inc. *	10,978	253,921
Hamilton Beach Brands Holding Co., Class A	4,511	53,140
Hanesbrands, Inc.	148,070	1,009,837
Hasbro, Inc.	53,626	3,499,096
Helen of Troy Ltd. *	10,307	975,248
Hooker Furnishings Corp.	5,571	84,122
Hovnanian Enterprises, Inc., Class A *	2,021	81,507
Installed Building Products, Inc.	9,861	848,046
iRobot Corp. *	11,608	655,852
JAKKS Pacific, Inc. *	3,907	70,873
Johnson Outdoors, Inc., Class A	2,060	108,397
KB Home	35,481	1,022,562
Kontoor Brands, Inc.	20,392	727,994
Lakeland Industries, Inc. *	3,608	42,683
Landsea Homes Corp. *	6,542	31,794
Latham Group, Inc. *	20,641	91,233
La-Z-Boy, Inc.	16,981	420,619
Legacy Housing Corp. *	2,853	52,952
Leggett & Platt, Inc.	54,279	1,831,916
Lennar Corp., Class A	110,430	8,911,701
Levi Strauss & Co., Class A	40,543	606,523
LGI Homes, Inc. *	8,271	761,346
Lifetime Brands, Inc.	5,690	48,735
Live Ventures, Inc. *	537	12,942
Lululemon Athletica, Inc. *	48,219	15,865,980
M.D.C. Holdings, Inc.	23,964	729,943
M/I Homes, Inc. *	11,544	478,961
Malibu Boats, Inc., Class A *	8,904	471,022
Marine Products Corp.	5,165	51,650
MasterCraft Boat Holdings, Inc. *	6,845	148,947
Mattel, Inc. *	146,022	2,768,577
Meritage Homes Corp. *	14,848	1,130,824
Mohawk Industries, Inc. *	22,184	2,101,934
Movado Group, Inc.	6,936	229,373
Nautilus, Inc. *	11,457	19,019
Newell Brands, Inc.	155,134	2,142,401
NIKE, Inc., Class B	524,204	48,583,227
NVR, Inc. *	1,277	5,411,607
Oxford Industries, Inc.	6,214	632,150
Peloton Interactive, Inc., Class A *	125,763	1,056,409
PLBY Group, Inc. *(a)	20,435	73,975
Polaris, Inc.	23,502	2,387,803
PulteGroup, Inc.	95,447	3,816,925
Purple Innovation, Inc. *	16,803	59,147

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
PVH Corp.	27,331	1,402,627
Ralph Lauren Corp.	17,538	1,625,597
Rocky Brands, Inc.	2,880	56,693
Skechers U.S.A., Inc., Class A *	55,479	1,910,142
Skyline Champion Corp. *	21,373	1,244,122
Smith & Wesson Brands, Inc.	17,932	202,452
Snap One Holdings Corp. *	5,366	63,963
Solo Brands, Inc., Class A *	6,658	27,498
Sonos, Inc. *	51,400	828,568
Steven Madden Ltd.	30,371	907,182
Sturm, Ruger & Co., Inc.	7,246	406,718
Superior Group of Cos., Inc.	5,398	53,548
Tapestry, Inc.	104,651	3,315,344
Taylor Morrison Home Corp. *	46,041	1,212,720
Tempur Sealy International, Inc.	71,463	1,921,640
The Lovesac Co. *	6,938	168,871
Toll Brothers, Inc.	43,711	1,883,070
TopBuild Corp. *	13,395	2,279,025
Topgolf Callaway Brands Corp. *	57,175	1,070,316
Traeger, Inc. *	40,014	166,058
Tri Pointe Homes, Inc. *	40,729	682,211
Tupperware Brands Corp. *	18,352	141,861
Under Armour, Inc., Class A *	77,611	578,202
Under Armour, Inc., Class C *	81,326	533,499
Unifi, Inc. *	5,875	53,580
Universal Electronics, Inc. *	5,590	114,092
Vera Bradley, Inc. *	11,087	36,033
VF Corp.	137,584	3,886,748
Vista Outdoor, Inc. *	23,977	696,292
Vizio Holding Corp., Class A *	23,851	267,131
VOXX International Corp. *	5,522	51,078
Vuzix Corp. *(a)	26,677	133,385
Weber, Inc., Class A (a)	6,753	44,975
Whirlpool Corp.	22,522	3,113,441
Wolverine World Wide, Inc.	31,423	538,276
YETI Holdings, Inc. *	36,672	1,176,438
		175,508,045

Consumer Services 2.2%
2U, Inc. *	30,895	191,240
Accel Entertainment, Inc. *	23,774	233,461
ADT, Inc.	88,932	752,365
Adtalem Global Education, Inc. *	18,735	781,250
Airbnb, Inc., Class A *	165,775	17,723,005
American Public Education, Inc. *	7,053	90,349
Aramark	106,819	3,898,894
Bally's Corp. *(a)	11,844	266,964
Biglari Holdings, Inc., Class B *	514	70,906
BJ's Restaurants, Inc. *	10,764	353,597
Bloomin' Brands, Inc.	36,977	887,818
Bluegreen Vacations Holding Corp.	5,069	87,744
Booking Holdings, Inc. *	16,479	30,807,161
Bowlero Corp. *(a)	13,311	193,808
Boyd Gaming Corp.	33,791	1,951,768
Bright Horizons Family Solutions, Inc. *	24,488	1,599,556
Brinker International, Inc. *	17,379	580,285
Caesars Entertainment, Inc. *	88,306	3,861,621
Canterbury Park Holding Corp.	2,134	46,628
Carnival Corp. *	415,071	3,760,543
Carriage Services, Inc.	5,752	140,406
Carrols Restaurant Group, Inc. *	10,728	18,774
Century Casinos, Inc. *	13,792	109,646
Chegg, Inc. *	53,844	1,161,415
Chipotle Mexican Grill, Inc. *	11,516	17,254,768
Choice Hotels International, Inc.	11,898	1,544,836
Churchill Downs, Inc.	13,776	2,864,168
SECURITY	NUMBER OF SHARES	VALUE ($)
Chuy's Holdings, Inc. *	8,193	240,055
Coursera, Inc. *	35,520	457,853
Cracker Barrel Old Country Store, Inc.	9,479	1,082,691
Darden Restaurants, Inc.	50,770	7,267,218
Dave & Buster's Entertainment, Inc. *	17,690	704,947
Denny's Corp. *	21,907	248,206
Dine Brands Global, Inc.	6,555	472,550
Domino’s Pizza, Inc.	14,820	4,923,797
DraftKings, Inc., Class A *	185,083	2,924,311
Drive Shack, Inc. *	31,442	19,944
Duolingo, Inc. *	10,274	840,824
Dutch Bros, Inc., Class A *(a)	10,054	371,093
El Pollo Loco Holdings, Inc.	9,086	91,223
European Wax Center, Inc., Class A	10,756	154,671
Everi Holdings, Inc. *	38,486	730,464
Expedia Group, Inc. *	62,950	5,883,936
F45 Training Holdings, Inc. *	21,969	73,376
Fiesta Restaurant Group, Inc. *	9,485	65,731
First Watch Restaurant Group, Inc. *	4,397	74,969
Frontdoor, Inc. *	33,738	744,260
Full House Resorts, Inc. *	15,255	106,938
Global Business Travel Group I *	6,663	36,913
Golden Entertainment, Inc. *	9,398	396,784
Graham Holdings Co., Class B	1,610	1,004,431
Grand Canyon Education, Inc. *	13,228	1,331,134
H&R Block, Inc.	65,559	2,697,753
Hall of Fame Resort & Entertainment Co. *	68,131	37,234
Hilton Grand Vacations, Inc. *	33,286	1,306,143
Hilton Worldwide Holdings, Inc.	113,813	15,394,346
Hyatt Hotels Corp., Class A *	21,180	1,995,368
Inspired Entertainment, Inc. *	10,938	112,005
Jack in the Box, Inc.	8,975	791,864
Krispy Kreme, Inc. (a)	28,002	401,829
Kura Sushi USA, Inc., Class A *	1,489	117,676
Las Vegas Sands Corp. *	136,449	5,186,426
Laureate Education, Inc., Class A	46,768	591,148
Life Time Group Holdings, Inc. *	24,073	252,526
Lincoln Educational Services Corp. *	10,639	59,046
Lindblad Expeditions Holdings, Inc. *	13,166	110,463
Marriott International, Inc., Class A	114,408	18,317,865
Marriott Vacations Worldwide Corp.	16,196	2,393,121
McDonald’s Corp.	304,988	83,158,028
Membership Collective Group, Inc., Class A *	21,516	98,543
MGM Resorts International	134,604	4,787,864
Mister Car Wash, Inc. *(a)	34,014	300,344
Monarch Casino & Resort, Inc. *	5,326	422,938
Nathan's Famous, Inc.	1,549	101,072
Nerdy, Inc. *	26,826	65,187
Noodles & Co. *	16,309	94,918
Norwegian Cruise Line Holdings Ltd. *	178,090	3,007,940
OneSpaWorld Holdings Ltd. *	25,869	234,632
Papa John's International, Inc.	13,521	982,030
Penn Entertainment, Inc. *	64,919	2,148,819
Perdoceo Education Corp. *	25,826	295,191
Planet Fitness, Inc., Class A *	34,852	2,282,109
Playa Hotels & Resorts N.V. *	53,100	327,627
PlayAGS, Inc. *	10,629	71,427
Portillo's, Inc., Class A *(a)	12,012	257,537
Potbelly Corp. *	7,813	38,909
RCI Hospitality Holdings, Inc.	3,268	275,917
Red Robin Gourmet Burgers, Inc. *	6,715	55,197
Red Rock Resorts, Inc., Class A	20,415	850,285
Rover Group, Inc. *(a)	43,669	191,707
Royal Caribbean Cruises Ltd. *	90,583	4,835,321
Rush Street Interactive, Inc. *	20,546	85,266
Ruth's Hospitality Group, Inc.	11,936	248,030

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Scientific Games Corp., Class A *	38,874	2,182,386
SeaWorld Entertainment, Inc. *	17,307	1,006,575
Service Corp. International	65,074	3,944,135
Shake Shack, Inc., Class A *	15,122	840,330
Six Flags Entertainment Corp. *	30,964	690,497
Sonder Holdings, Inc. *	52,572	115,133
Starbucks Corp.	475,821	41,201,340
StoneMor, Inc. *	9,993	34,876
Strategic Education, Inc.	9,128	629,832
Stride, Inc. *	16,676	558,813
Sweetgreen, Inc., Class A *	30,982	576,265
Target Hospitality Corp. *	11,875	144,519
Texas Roadhouse, Inc.	27,917	2,762,387
The Beachbody Co., Inc. *(a)	37,405	37,779
The Cheesecake Factory, Inc.	20,167	722,180
The ONE Group Hospitality, Inc. *	8,160	61,037
The Wendy's Co.	71,543	1,486,664
Travel & Leisure Co.	34,458	1,308,715
Udemy, Inc. *	27,212	395,935
Universal Technical Institute, Inc. *	13,710	94,599
Vacasa, Inc., Class A *	39,127	142,814
Vail Resorts, Inc.	16,745	3,669,332
Vivint Smart Home, Inc. *	22,131	169,302
Wingstop, Inc.	12,506	1,980,825
WW International, Inc. *	20,206	91,331
Wyndham Hotels & Resorts, Inc.	37,798	2,870,002
Wynn Resorts Ltd. *	43,252	2,763,803
Xponential Fitness, Inc., Class A *	7,482	144,777
XWELL, Inc. *	36,286	24,674
Yum! Brands, Inc.	117,864	13,937,418
		361,051,221

Diversified Financials 5.4%
Acacia Research Corp. *	18,555	74,034
ACRES Commercial Realty Corp. *	3,144	33,578
AFC Gamma, Inc.	8,451	144,766
Affiliated Managers Group, Inc.	15,685	1,947,450
AG Mortgage Investment Trust, Inc.	10,503	51,570
AGNC Investment Corp.	214,927	1,766,700
Alerus Financial Corp.	6,417	143,099
Ally Financial, Inc.	128,259	3,534,818
A-Mark Precious Metals, Inc.	8,142	247,598
American Express Co.	248,811	36,935,993
Ameriprise Financial, Inc.	44,850	13,864,032
Angel Oak Mortgage, Inc. (a)	9,942	102,701
Annaly Capital Management, Inc.	179,226	3,324,642
Apollo Commercial Real Estate Finance, Inc.	52,949	596,206
Apollo Global Management, Inc.	179,452	9,934,463
Arbor Realty Trust, Inc.	70,442	969,986
Ares Commercial Real Estate Corp.	22,535	278,082
Ares Management Corp., Class A	63,721	4,831,963
Arlington Asset Investment Corp., Class A *	17,051	51,835
ARMOUR Residential REIT, Inc.	48,493	257,983
Artisan Partners Asset Management, Inc., Class A	27,121	773,220
Assetmark Financial Holdings, Inc. *	8,185	169,511
Associated Capital Group, Inc., Class A	1,818	73,265
Atlanticus Holdings Corp. *	2,144	61,233
B. Riley Financial, Inc.	6,796	276,461
Bakkt Holdings, Inc. *(a)	25,312	53,915
Berkshire Hathaway, Inc., Class B *	748,599	220,904,079
BGC Partners, Inc., Class A	138,704	549,268
BlackRock, Inc.	62,575	40,417,818
SECURITY	NUMBER OF SHARES	VALUE ($)
Blackstone Mortgage Trust, Inc., Class A	71,938	1,795,572
Blackstone, Inc.	291,272	26,546,530
Blucora, Inc. *	19,812	436,458
Blue Owl Capital, Inc.	139,346	1,396,247
Bread Financial Holdings, Inc.	20,614	744,372
Bridge Investment Group Holdings, Inc., Class A	9,932	155,535
Brightsphere Investment Group, Inc.	14,000	263,480
BrightSpire Capital, Inc., Class A	37,342	286,787
Broadmark Realty Capital, Inc.	53,330	310,381
Cannae Holdings, Inc. *	33,716	780,863
Capital One Financial Corp.	158,968	16,853,787
Cboe Global Markets, Inc.	44,221	5,505,514
Cherry Hill Mortgage Investment Corp.	7,830	42,517
Chicago Atlantic Real Estate Finance, Inc.	2,817	41,748
Chimera Investment Corp.	93,681	632,347
Claros Mortgage Trust, Inc.	50,991	815,856
CME Group, Inc.	149,073	25,834,351
Cohen & Steers, Inc.	10,168	611,707
Coinbase Global, Inc., Class A *(a)	65,330	4,328,112
Consumer Portfolio Services, Inc. *	5,099	32,736
Cowen, Inc., Class A	11,322	437,256
Credit Acceptance Corp. *	2,493	1,160,791
Curo Group Holdings Corp.	9,738	50,345
Diamond Hill Investment Group, Inc.	1,364	245,452
Discover Financial Services	113,599	11,866,552
Donnelley Financial Solutions, Inc. *	10,245	414,205
Dynex Capital, Inc.	18,156	216,783
Elevate Credit, Inc. *	18,040	18,401
Ellington Financial, Inc.	26,120	349,486
Ellington Residential Mortgage REIT	4,517	30,219
Encore Capital Group, Inc. *	9,929	505,585
Enova International, Inc. *	13,316	499,217
Equitable Holdings, Inc.	143,706	4,400,278
Evercore, Inc., Class A	14,684	1,543,288
EZCORP, Inc., Class A *	20,871	201,614
FactSet Research Systems, Inc.	15,789	6,718,062
Federated Hermes, Inc.	34,946	1,214,373
FirstCash Holdings, Inc.	15,825	1,557,971
Focus Financial Partners, Inc., Class A *	23,656	822,992
Forge Global Holdings, Inc. *(a)	41,278	63,981
Franklin BSP Realty Trust, Inc.	34,676	488,585
Franklin Resources, Inc.	118,679	2,783,023
GCM Grosvenor, Inc., Class A	19,770	163,498
Granite Point Mortgage Trust, Inc.	21,343	167,756
Great Ajax Corp.	9,397	79,780
Green Dot Corp., Class A *	20,026	381,095
Greenhill & Co., Inc.	6,539	46,361
Hamilton Lane, Inc., Class A	14,301	855,486
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	36,920	1,003,486
Houlihan Lokey, Inc.	20,612	1,841,064
Interactive Brokers Group, Inc., Class A	42,883	3,437,072
Intercontinental Exchange, Inc.	231,717	22,145,194
Invesco Ltd.	190,024	2,911,168
Invesco Mortgage Capital, Inc.	17,470	204,574
Jackson Financial, Inc., Class A	24,284	931,534
Janus Henderson Group plc	55,087	1,254,331
Jefferies Financial Group, Inc.	77,498	2,666,706
Katapult Holdings, Inc. *	22,914	21,768
KKR & Co., Inc.	238,619	11,604,042
KKR Real Estate Finance Trust, Inc.	24,272	422,818

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ladder Capital Corp. REIT	45,751	488,163
Lazard Ltd., Class A	46,094	1,738,205
LendingClub Corp. *	41,850	445,284
LendingTree, Inc. *	4,731	119,363
LPL Financial Holdings, Inc.	33,100	8,462,015
Lument Finance Trust, Inc.	24,035	52,156
MarketAxess Holdings, Inc.	15,563	3,797,994
MarketWise, Inc. *	11,705	28,794
Medallion Financial Corp.	10,486	77,806
MFA Financial, Inc.	38,698	385,432
Moelis & Co., Class A	26,577	1,128,459
Moneylion, Inc. *	35,694	39,977
Moody's Corp.	65,480	17,343,688
Morgan Stanley	555,747	45,665,731
Morningstar, Inc.	10,331	2,398,652
MSCI, Inc.	33,406	15,662,737
Nasdaq, Inc.	140,779	8,762,085
Navient Corp.	45,502	688,900
Nelnet, Inc., Class A	7,358	655,524
NerdWallet, Inc., Class A *(a)	14,084	165,346
New York Mortgage Trust, Inc.	148,104	398,400
Nexpoint Real Estate Finance, Inc.	3,307	58,104
Nicholas Financial, Inc. *	6,032	42,586
Northern Trust Corp.	86,193	7,270,380
OneMain Holdings, Inc.	50,954	1,964,786
Open Lending Corp., Class A *	41,232	295,633
Oportun Financial Corp. *	13,044	71,742
Oppenheimer Holdings, Inc., Class A	3,500	120,470
OppFi, Inc. *(a)	7,166	16,267
Orchid Island Capital, Inc. (a)	13,873	139,699
P10, Inc., Class A	14,773	153,491
PennyMac Mortgage Investment Trust	37,798	524,258
Perella Weinberg Partners, Class A	14,490	114,181
Piper Sandler Cos.	5,914	756,815
PJT Partners, Inc., Class A	10,087	750,473
PRA Group, Inc. *	17,181	575,563
PROG Holdings, Inc. *	19,702	325,477
Raymond James Financial, Inc.	80,651	9,528,109
Ready Capital Corp.	41,326	500,871
Redwood Trust, Inc.	48,185	343,559
Regional Management Corp.	3,411	115,838
Rithm Capital Corp.	191,132	1,611,243
Robinhood Markets, Inc., Class A *	209,153	2,442,907
S&P Global, Inc.	141,363	45,412,864
Sachem Capital Corp.	16,351	64,423
Safeguard Scientifics, Inc. *	12,218	43,252
Sculptor Capital Management, Inc.	7,668	81,357
SEI Investments Co.	42,718	2,319,587
Seven Hills Realty Trust	2,626	24,290
Silvercrest Asset Management Group, Inc., Class A	3,213	61,015
SLM Corp.	102,861	1,706,464
SoFi Technologies, Inc. *	334,999	1,822,395
Starwood Property Trust, Inc.	126,464	2,612,746
State Street Corp.	152,779	11,305,646
StepStone Group, Inc., Class A	20,302	599,315
Stifel Financial Corp.	43,694	2,703,348
StoneX Group, Inc. *	7,373	688,048
Sunlight Financial Holdings, Inc. *(a)	16,772	20,294
SWK Holdings Corp. *	1,451	26,989
Synchrony Financial	198,989	7,076,049
T. Rowe Price Group, Inc.	93,397	9,915,025
The Bank of New York Mellon Corp.	305,030	12,844,813
The Carlyle Group, Inc.	90,414	2,556,908
The Charles Schwab Corp. (c)	630,137	50,203,015
The Goldman Sachs Group, Inc.	141,606	48,784,683
TPG RE Finance Trust, Inc.	22,683	192,125
TPG, Inc.	21,577	663,493
SECURITY	NUMBER OF SHARES	VALUE ($)
Tradeweb Markets, Inc., Class A	44,943	2,475,460
Two Harbors Investment Corp.	141,244	502,829
U.S. Global Investors, Inc., Class A	6,234	18,079
Upstart Holdings, Inc. *(a)	28,886	669,577
Victory Capital Holdings, Inc., Class A	11,391	329,428
Virtu Financial, Inc., Class A	39,712	888,755
Virtus Investment Partners, Inc.	2,899	497,149
Voya Financial, Inc.	40,236	2,750,533
Western Asset Mortgage Capital Corp.	2,307	24,892
Westwood Holdings Group, Inc.	2,653	26,848
WisdomTree Investments, Inc.	44,670	242,558
World Acceptance Corp. *	1,349	109,566
		862,002,342

Energy 5.3%
Adams Resources & Energy, Inc.	1,489	47,871
Aemetis, Inc. *	14,199	105,073
Alto Ingredients, Inc. *	33,727	139,293
American Resources Corp. *	17,208	34,244
Amplify Energy Corp. *	12,340	122,043
Antero Midstream Corp.	139,563	1,486,346
Antero Resources Corp. *	116,604	4,274,703
APA Corp.	135,714	6,169,558
Arch Resources, Inc.	7,593	1,156,338
Archaea Energy, Inc. *	30,634	790,664
Archrock, Inc.	54,444	408,874
Baker Hughes Co.	421,603	11,661,539
Berry Corp.	27,783	246,435
Brigham Minerals, Inc., Class A	23,841	739,071
Bristow Group, Inc. *	9,727	291,226
Cactus, Inc., Class A	24,986	1,292,276
California Resources Corp.	31,519	1,421,822
Callon Petroleum Co. *	21,006	923,424
Camber Energy, Inc. *	150,141	21,380
Centrus Energy Corp., Class A *	4,789	226,568
ChampionX Corp.	83,380	2,386,336
Cheniere Energy, Inc.	103,479	18,254,730
Chesapeake Energy Corp.	40,163	4,107,470
Chevron Corp.	746,738	135,084,904
Chord Energy Corp.	17,391	2,662,388
Civitas Resources, Inc.	21,319	1,490,411
Clean Energy Fuels Corp. *	70,975	476,242
CNX Resources Corp. *	77,783	1,307,532
Comstock Resources, Inc. *	36,308	681,864
ConocoPhillips	527,919	66,565,307
CONSOL Energy, Inc.	13,692	862,870
Continental Resources, Inc.	22,240	1,645,093
Core Laboratories N.V.	19,266	374,916
Coterra Energy, Inc.	330,467	10,287,438
Crescent Energy Co., Class A	16,190	223,098
CVR Energy, Inc.	11,947	466,650
Delek US Holdings, Inc.	29,062	861,979
Denbury, Inc. *	20,566	1,879,938
Devon Energy Corp.	271,674	21,013,984
Diamond Offshore Drilling, Inc. *	43,981	433,213
Diamondback Energy, Inc.	73,887	11,608,387
DMC Global, Inc. *	7,222	156,284
Dorian LPG Ltd.	14,057	254,010
Dril-Quip, Inc. *	13,780	342,846
DTE Midstream LLC *	40,074	2,392,418
Earthstone Energy, Inc., Class A *	15,789	255,150
Ecoark Holdings, Inc. *	10,671	8,110
Empire Petroleum Corp. *	3,665	58,640
Enviva, Inc.	12,691	759,429
EOG Resources, Inc.	243,278	33,212,313
Epsilon Energy Ltd.	5,425	37,812

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
EQT Corp.	152,990	6,401,102
Equitrans Midstream Corp.	180,517	1,519,953
Evolution Petroleum Corp.	11,036	87,074
Excelerate Energy, Inc., Class A	7,154	197,593
Expro Group Holdings N.V. *	29,238	553,475
Exxon Mobil Corp.	1,728,262	191,508,712
Forum Energy Technologies, Inc. *	1,428	37,685
Geospace Technologies Corp. *	8,343	33,706
Gevo, Inc. *	101,823	229,102
Green Plains, Inc. *	24,261	700,900
Gulf Island Fabrication, Inc. *	6,007	28,473
Gulfport Energy Corp. *	4,920	440,389
Hallador Energy Co. *	10,747	83,719
Halliburton Co.	375,729	13,684,050
Helix Energy Solutions Group, Inc. *	60,683	424,781
Helmerich & Payne, Inc.	44,341	2,195,323
Hess Corp.	115,828	16,341,014
HF Sinclair Corp.	60,395	3,694,362
HighPeak Energy, Inc. (a)	5,507	128,423
Houston American Energy Corp. *(a)	4,107	15,648
Independence Contract Drilling, Inc. *	7,301	31,467
International Seaways, Inc.	16,766	711,046
Kinder Morgan, Inc.	824,023	14,931,297
Kinetik Holdings, Inc.	7,736	284,530
KLX Energy Services Holdings, Inc. *	4,291	66,038
Kosmos Energy Ltd. *	187,969	1,219,919
Laredo Petroleum, Inc. *	7,011	453,261
Liberty Energy, Inc., Class A *	64,955	1,098,389
Lightbridge Corp. *	5,562	28,922
Magnolia Oil & Gas Corp., Class A	71,593	1,838,508
Mammoth Energy Services, Inc. *	10,739	62,716
Marathon Oil Corp.	281,610	8,575,025
Marathon Petroleum Corp.	206,653	23,479,914
Matador Resources Co.	46,490	3,089,261
Murphy Oil Corp.	61,048	2,961,438
Nabors Industries Ltd. *	3,753	653,135
NACCO Industries, Inc., Class A	1,966	111,197
Natural Gas Services Group, Inc. *	4,213	48,450
New Fortress Energy, Inc.	19,464	1,071,882
Newpark Resources, Inc. *	39,958	146,246
NextDecade Corp. *(a)	17,851	124,957
NexTier Oilfield Solutions, Inc. *	64,762	652,801
Nine Energy Service, Inc. *	5,821	34,111
Noble Corp. plc *	41,470	1,494,579
Northern Oil and Gas, Inc.	28,421	970,293
NOV, Inc.	164,826	3,692,102
Occidental Petroleum Corp.	309,126	22,442,548
Oceaneering International, Inc. *	41,714	583,579
Oil States International, Inc. *	23,526	152,213
ONEOK, Inc.	185,781	11,020,529
Overseas Shipholding Group, Inc., Class A *	21,455	62,649
Ovintiv, Inc.	105,402	5,338,611
Par Pacific Holdings, Inc. *	23,324	533,653
Patterson-UTI Energy, Inc.	88,058	1,554,224
PBF Energy, Inc., Class A	44,934	1,988,330
PDC Energy, Inc.	39,732	2,866,266
Peabody Energy Corp. *	47,994	1,147,057
Permian Resources Corp., Class A *	84,244	823,064
Phillips 66	199,602	20,816,493
PHX Minerals, Inc.	18,808	74,856
Pioneer Natural Resources Co.	99,046	25,396,386
ProFrac Holding Corp., Class A *	10,021	219,560
ProPetro Holding Corp. *	34,664	410,422
Range Resources Corp.	103,388	2,944,490
Ranger Energy Services, Inc. *	5,075	53,288
Ranger Oil Corp., Class A	7,550	308,795
REX American Resources Corp. *	6,150	184,439
SECURITY	NUMBER OF SHARES	VALUE ($)
Riley Exploration Permian, Inc.	1,796	52,210
Ring Energy, Inc. *	39,328	125,456
RPC, Inc.	36,343	404,498
SandRidge Energy, Inc. *	12,685	239,620
Schlumberger N.V.	587,733	30,579,748
SEACOR Marine Holdings, Inc. *	10,252	79,658
Select Energy Services, Inc., Class A	29,810	287,667
SilverBow Resources, Inc. *	5,751	203,988
Sitio Royalties Corp. (a)	6,118	173,506
SM Energy Co.	50,733	2,281,970
Smart Sand, Inc. *	17,439	43,249
Solaris Oilfield Infrastructure, Inc., Class A	12,245	166,777
Southwestern Energy Co. *	460,192	3,189,131
Talos Energy, Inc. *	27,180	578,390
Targa Resources Corp.	93,679	6,404,833
TechnipFMC plc *	186,408	1,974,061
Tellurian, Inc. *	211,754	571,736
TETRA Technologies, Inc. *	48,014	237,189
Texas Pacific Land Corp.	2,567	5,914,034
The Williams Cos., Inc.	505,473	16,544,131
Tidewater, Inc. *	19,756	669,728
Transocean Ltd. *	273,705	1,007,234
U.S. Well Services, Inc. *	4,816	35,687
Uranium Energy Corp. *	134,408	565,858
US Silica Holdings, Inc. *	30,626	440,708
VAALCO Energy, Inc.	43,433	223,680
Valaris Ltd. *	24,762	1,657,321
Valero Energy Corp.	163,470	20,523,658
Vertex Energy, Inc. *	25,874	220,705
W&T Offshore, Inc. *	41,992	318,719
Weatherford International plc *	26,737	1,114,398
World Fuel Services Corp.	25,958	661,669
		854,260,147

Food & Staples Retailing 1.5%
Albertsons Cos., Inc., Class A	67,384	1,382,046
BJ's Wholesale Club Holdings, Inc. *	56,257	4,354,292
Blue Apron Holdings, Inc., Class A *(a)	9,121	21,982
Casey's General Stores, Inc.	15,340	3,569,771
Costco Wholesale Corp.	183,715	92,133,072
Grocery Outlet Holding Corp. *	35,880	1,240,372
HF Foods Group, Inc. *	16,494	76,367
Ingles Markets, Inc., Class A	5,747	542,344
MedAvail Holdings, Inc. *	11,882	7,999
Natural Grocers by Vitamin Cottage, Inc.	4,452	51,198
Performance Food Group Co. *	65,042	3,384,786
PriceSmart, Inc.	10,189	651,790
Rite Aid Corp. *	22,587	117,904
SpartanNash Co.	15,368	548,791
Sprouts Farmers Market, Inc. *	44,312	1,307,204
Sysco Corp.	211,330	18,292,725
The Andersons, Inc.	12,958	457,029
The Chefs' Warehouse, Inc. *	13,517	495,128
The Kroger Co.	270,504	12,792,134
U.S. Foods Holding Corp. *	85,985	2,558,914
United Natural Foods, Inc. *	24,168	1,024,965
Village Super Market, Inc., Class A	1,726	38,386
Walgreens Boots Alliance, Inc.	296,856	10,835,244
Walmart, Inc.	591,153	84,138,806
Weis Markets, Inc.	7,027	658,219
		240,681,468

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 3.4%
22nd Century Group, Inc. *(a)	102,448	134,207
Alico, Inc.	2,213	67,762
Altria Group, Inc.	747,810	34,601,169
Archer-Daniels-Midland Co.	232,170	22,515,847
B&G Foods, Inc. (a)	28,943	474,086
Benson Hill, Inc. *	52,088	176,578
Beyond Meat, Inc. *(a)	25,353	398,042
Brookfield Realty Capital Corp., Class A *	13,382	97,020
Brown-Forman Corp., Class A	23,351	1,605,848
Brown-Forman Corp., Class B	76,027	5,169,836
Bunge Ltd.	63,178	6,235,669
Calavo Growers, Inc.	7,291	252,196
Cal-Maine Foods, Inc.	15,947	901,165
Campbell Soup Co.	83,276	4,406,133
Celsius Holdings, Inc. *	16,505	1,503,275
Coca-Cola Consolidated, Inc.	1,891	920,936
Conagra Brands, Inc.	199,657	7,327,412
Constellation Brands, Inc., Class A	66,173	16,350,025
Darling Ingredients, Inc. *	66,349	5,207,070
Farmer Brothers Co. *	11,781	70,686
Flowers Foods, Inc.	80,856	2,321,376
Fresh Del Monte Produce, Inc.	12,446	324,592
Freshpet, Inc. *	20,176	1,189,375
General Mills, Inc.	246,969	20,147,731
Hormel Foods Corp.	120,067	5,577,112
Hostess Brands, Inc. *	55,868	1,479,385
Ingredion, Inc.	27,042	2,409,983
J&J Snack Foods Corp.	6,222	918,429
John B. Sanfilippo & Son, Inc.	3,596	299,942
Kellogg Co.	105,909	8,135,929
Keurig Dr Pepper, Inc.	352,039	13,673,195
Lamb Weston Holdings, Inc.	59,490	5,129,228
Lancaster Colony Corp.	8,128	1,465,316
Landec Corp. *	10,427	103,749
Limoneira Co.	7,226	86,206
Local Bounti Corp. *(a)	14,734	43,613
McCormick & Co., Inc. - Non Voting Shares	103,888	8,169,752
MGP Ingredients, Inc.	6,407	717,904
Mission Produce, Inc. *	18,304	304,579
Molson Coors Beverage Co., Class B	77,910	3,929,001
Mondelez International, Inc., Class A	567,856	34,911,787
Monster Beverage Corp. *	159,402	14,939,155
National Beverage Corp.	9,307	441,338
PepsiCo, Inc.	572,189	103,898,079
Philip Morris International, Inc.	642,971	59,056,886
Pilgrim's Pride Corp. *	19,708	454,269
Post Holdings, Inc. *	22,299	2,016,276
Seaboard Corp.	109	408,355
Seneca Foods Corp., Class A *	2,612	164,843
Sovos Brands, Inc. *	17,729	245,724
Tattooed Chef, Inc. *(a)	17,444	82,859
The Alkaline Water Co., Inc. *	39,797	11,947
The Boston Beer Co., Inc., Class A *	4,062	1,516,304
The Coca-Cola Co.	1,613,639	96,576,294
The Duckhorn Portfolio, Inc. *	19,046	278,453
The Hain Celestial Group, Inc. *	38,429	719,007
The Hershey Co.	60,847	14,528,438
The JM Smucker Co.	44,286	6,672,129
The Kraft Heinz Co.	330,987	12,733,070
The Real Good Food Co., Inc. *	3,502	23,428
The Simply Good Foods Co. *	36,405	1,394,311
The Vita Coco Co., Inc. *	10,382	106,519
Tootsie Roll Industries, Inc.	6,819	275,419
TreeHouse Foods, Inc. *	21,142	1,062,174
SECURITY	NUMBER OF SHARES	VALUE ($)
Turning Point Brands, Inc.	6,017	141,761
Tyson Foods, Inc., Class A	120,072	8,206,921
Universal Corp.	10,446	528,672
Utz Brands, Inc.	27,580	447,072
Vector Group Ltd.	53,886	572,269
Vintage Wine Estates, Inc. *	13,866	38,409
Vital Farms, Inc. *	11,214	148,473
Whole Earth Brands, Inc. *	12,768	44,050
Zevia PBC, Class A *	20,011	93,852
		547,579,902

Health Care Equipment & Services 6.3%
1Life Healthcare, Inc. *	69,236	1,183,936
23andMe Holding Co., Class A *	110,987	348,499
Abbott Laboratories	726,047	71,835,090
ABIOMED, Inc. *	18,845	4,750,448
Acadia Healthcare Co., Inc. *	37,945	3,084,928
Accelerate Diagnostics, Inc. *	30,507	38,744
Accolade, Inc. *	24,013	258,860
Accuray, Inc. *	36,635	74,735
AdaptHealth Corp. *	32,243	735,140
Addus HomeCare Corp. *	6,672	683,346
Agiliti, Inc. *	12,735	222,480
agilon health, Inc. *	81,447	1,616,723
AirSculpt Technologies, Inc.	4,242	28,761
Akumin, Inc. *	29,384	51,422
Align Technology, Inc. *	30,210	5,869,803
Alignment Healthcare, Inc. *	34,645	458,700
Allscripts Healthcare Solutions, Inc. *	45,635	670,834
Alphatec Holdings, Inc. *	27,056	277,053
Amedisys, Inc. *	13,354	1,303,217
American Well Corp., Class A *	105,430	431,209
AmerisourceBergen Corp.	64,506	10,141,633
AMN Healthcare Services, Inc. *	17,777	2,231,013
AngioDynamics, Inc. *	16,851	237,431
Apollo Endosurgery, Inc. *	17,198	110,755
Apollo Medical Holdings, Inc. *	16,232	575,587
Apyx Medical Corp. *	12,488	62,440
Artivion, Inc. *	17,724	197,800
Asensus Surgical, Inc. *	139,946	58,777
ATI Physical Therapy, Inc. *	22,162	24,157
AtriCure, Inc. *	19,289	812,453
Atrion Corp.	563	337,974
Avanos Medical, Inc. *	18,588	411,724
AxoGen, Inc. *	16,795	191,799
Axonics, Inc. *	20,371	1,489,935
Baxter International, Inc.	209,357	11,378,553
Becton, Dickinson & Co.	118,270	27,908,172
Beyond Air, Inc. *(a)	8,697	59,053
Biotricity, Inc. *	16,000	20,640
Bioventus, Inc., Class A *	16,149	131,453
Boston Scientific Corp. *	593,570	25,588,803
Brookdale Senior Living, Inc. *	79,540	355,544
Butterfly Network, Inc. *	62,200	304,780
Cano Health, Inc. *	71,119	254,606
Cardinal Health, Inc.	113,258	8,596,282
Cardiovascular Systems, Inc. *	15,854	228,932
CareMax, Inc. *	30,662	215,860
Castle Biosciences, Inc. *	9,781	249,611
Centene Corp. *	237,294	20,200,838
Certara, Inc. *	44,147	539,918
Cerus Corp. *	76,254	279,090
Chemed Corp.	6,207	2,897,862
Cigna Corp.	126,542	40,880,658
ClearPoint Neuro, Inc. *	10,369	103,794
Clover Health Investments Corp. *	144,282	227,966
Co-Diagnostics, Inc. *	11,070	38,413

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Community Health Systems, Inc. *	51,561	147,980
Computer Programs & Systems, Inc. *	6,539	211,210
Conformis, Inc. *	77,113	10,410
CONMED Corp.	12,630	1,006,990
CorVel Corp. *	4,322	709,716
Cross Country Healthcare, Inc. *	14,884	552,047
Cue Health, Inc. *	41,972	166,629
Cutera, Inc. *	6,934	318,756
CVRx, Inc. *	6,715	67,687
CVS Health Corp.	544,447	51,559,131
CytoSorbents Corp. *	15,994	29,909
DarioHealth Corp. *	10,290	45,585
DaVita, Inc. *	23,146	1,689,889
Definitive Healthcare Corp. *	15,392	242,886
Dentsply Sirona, Inc.	89,188	2,748,774
DexCom, Inc. *	162,636	19,643,176
DocGo, Inc. *	34,222	338,798
Doximity, Inc., Class A *	47,525	1,257,987
Edwards Lifesciences Corp. *	257,324	18,637,977
ElectroCore, Inc. *	45,528	11,851
Electromed, Inc. *	5,840	62,021
Elevance Health, Inc.	99,544	54,427,673
Embecta Corp.	23,706	732,989
Encompass Health Corp.	42,092	2,291,488
Enhabit, Inc. *	20,321	252,387
Enovis Corp. *	20,745	1,025,840
Envista Holdings Corp. *	67,994	2,244,482
Enzo Biochem, Inc. *	13,471	28,828
Evolent Health, Inc., Class A *	35,218	1,120,285
Figs, Inc., Class A *	52,953	390,793
FONAR Corp. *	4,150	66,815
Forian, Inc. *	7,513	28,925
Fulgent Genetics, Inc. *	8,120	321,796
Glaukos Corp. *	20,229	1,134,240
Globus Medical, Inc., Class A *	32,276	2,162,492
GoodRx Holdings, Inc., Class A *	28,804	154,677
Guardant Health, Inc. *	42,720	2,114,640
Haemonetics Corp. *	21,648	1,838,998
HCA Healthcare, Inc.	89,387	19,438,991
Health Catalyst, Inc. *	21,299	187,857
HealthEquity, Inc. *	34,744	2,706,905
HealthStream, Inc. *	9,574	236,478
Henry Schein, Inc. *	56,667	3,879,423
Heska Corp. *	4,006	287,471
Hims & Hers Health, Inc. *	47,200	214,288
Hologic, Inc. *	103,945	7,047,471
Humana, Inc.	52,497	29,297,526
Hyperfine, Inc. *(a)	36,085	32,837
ICAD, Inc. *	9,349	17,857
ICU Medical, Inc. *	8,234	1,222,008
IDEXX Laboratories, Inc. *	34,576	12,436,296
Inari Medical, Inc. *	20,488	1,576,142
InfuSystem Holdings, Inc. *	7,155	54,593
Innovage Holding Corp. *	7,015	43,423
Inogen, Inc. *	10,293	233,239
Inspire Medical Systems, Inc. *	11,682	2,277,406
Insulet Corp. *	28,716	7,431,988
Integer Holdings Corp. *	13,515	842,390
Integra LifeSciences Holdings Corp. *	30,669	1,541,117
Intuitive Surgical, Inc. *	148,289	36,548,790
Invacare Corp. *(a)	20,165	14,968
Invitae Corp. *(a)	83,900	216,462
iRadimed Corp.	3,278	95,226
iRhythm Technologies, Inc. *	12,579	1,603,697
KORU Medical Systems, Inc. *	21,377	51,305
Laboratory Corp. of America Holdings	37,538	8,328,181
Lantheus Holdings, Inc. *	28,271	2,091,771
LeMaitre Vascular, Inc.	7,713	334,744
SECURITY	NUMBER OF SHARES	VALUE ($)
LENSAR, Inc. *	12,582	59,890
LHC Group, Inc. *	12,819	2,142,055
LifeStance Health Group, Inc. *(a)	40,123	302,929
LivaNova plc *	23,087	1,087,398
Masimo Corp. *	19,984	2,629,894
McKesson Corp.	59,520	23,175,302
Medtronic plc	551,135	48,136,131
Meridian Bioscience, Inc. *	18,440	589,527
Merit Medical Systems, Inc. *	23,844	1,639,752
Mesa Laboratories, Inc.	2,222	293,771
ModivCare, Inc. *	5,394	524,513
Molina Healthcare, Inc. *	24,039	8,626,635
Multiplan Corp. *	95,617	274,421
National HealthCare Corp.	5,672	345,538
National Research Corp.	5,356	218,150
Neogen Corp. *	88,945	1,174,074
Neuronetics, Inc. *	13,837	46,077
NeuroPace, Inc. *	4,356	13,068
Nevro Corp. *	14,202	544,505
NextGen Healthcare, Inc. *	22,354	447,974
Novocure Ltd. *	37,428	2,644,662
NuVasive, Inc. *	22,656	999,809
Oak Street Health, Inc. *	47,938	969,786
Omnicell, Inc. *	18,125	1,401,425
OPKO Health, Inc. *	159,773	303,569
OptimizeRx Corp. *	6,885	106,132
Option Care Health, Inc. *	63,723	1,928,258
OraSure Technologies, Inc. *	30,500	132,980
Orthofix Medical, Inc. *	7,702	123,694
OrthoPediatrics Corp. *	5,687	241,641
Outset Medical, Inc. *	20,864	324,227
Owens & Minor, Inc.	31,113	528,921
Owlet, Inc. *	28,926	27,697
P3 Health Partners, Inc. *(a)	8,952	44,312
Paragon 28, Inc. *(a)	11,248	224,623
Patterson Cos., Inc.	37,626	977,147
PAVmed, Inc. *(a)	28,787	35,696
Pear Therapeutics, Inc. *	19,890	54,697
Pediatrix Medical Group, Inc. *	35,753	693,608
Penumbra, Inc. *	15,882	2,723,286
PetIQ, Inc. *	11,858	97,473
Phreesia, Inc. *	22,302	609,291
Premier, Inc., Class A	49,475	1,725,688
Privia Health Group, Inc. *	20,312	680,046
PROCEPT BioRobotics Corp. *	13,654	620,301
Progyny, Inc. *	31,229	1,388,754
Pulmonx Corp. *	15,144	202,324
Quest Diagnostics, Inc.	48,224	6,927,378
QuidelOrtho Corp. *	22,384	2,010,531
R1 RCM, Inc. *	57,448	1,014,532
RadNet, Inc. *	20,892	399,455
ResMed, Inc.	60,664	13,569,930
RxSight, Inc. *	7,004	87,130
Sanara Medtech, Inc. *	1,654	48,925
Schrodinger, Inc. *	22,939	549,848
SeaSpine Holdings Corp. *	12,552	80,709
Select Medical Holdings Corp.	42,445	1,089,988
Sema4 Holdings Corp. *	114,403	117,835
Semler Scientific, Inc. *	1,873	78,685
Senseonics Holdings, Inc. *(a)	180,529	213,024
Sensus Healthcare, Inc. *	6,026	84,786
Sharecare, Inc. *	125,041	240,079
Shockwave Medical, Inc. *	14,812	4,342,138
SI-BONE, Inc. *	13,781	267,903
Sight Sciences, Inc. *	12,978	101,618
Signify Health, Inc., Class A *	28,702	838,959
Silk Road Medical, Inc. *	14,726	649,122
Simulations Plus, Inc.	6,313	261,989

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sonida Senior Living, Inc. *	1,604	25,792
STAAR Surgical Co. *	19,593	1,388,556
Stereotaxis, Inc. *	22,696	42,441
STERIS plc	41,466	7,156,202
Streamline Health Solutions, Inc. *	29,028	52,250
Stryker Corp.	139,674	32,018,868
Surgery Partners, Inc. *	16,249	441,810
Surmodics, Inc. *	5,273	180,020
Tabula Rasa HealthCare, Inc. *	11,729	45,978
Tactile Systems Technology, Inc. *	7,843	58,352
Talkspace, Inc. *	38,082	27,609
Tandem Diabetes Care, Inc. *	26,352	1,479,665
Teladoc Health, Inc. *	66,992	1,985,643
Teleflex, Inc.	19,464	4,176,196
Tenet Healthcare Corp. *	44,264	1,963,551
The Cooper Cos., Inc.	20,558	5,620,352
The Ensign Group, Inc.	22,891	2,055,154
The Joint Corp. *	5,490	90,695
The Oncology Institute, Inc. *	11,011	49,990
The Pennant Group, Inc. *	10,680	131,471
TransMedics Group, Inc. *	12,993	626,522
Treace Medical Concepts, Inc. *	13,697	335,303
U.S. Physical Therapy, Inc.	5,493	487,778
UFP Technologies, Inc. *	2,930	274,980
UnitedHealth Group, Inc.	387,904	215,344,906
Universal Health Services, Inc., Class B	27,675	3,206,702
UpHealth, Inc. *	28,000	14,974
Utah Medical Products, Inc.	1,365	122,236
Varex Imaging Corp. *	17,095	377,970
Veeva Systems, Inc., Class A *	58,361	9,801,146
Vicarious Surgical, Inc. *	13,695	53,000
ViewRay, Inc. *	56,246	241,295
Vivani Medical, Inc. *	5,513	9,978
VolitionRX Ltd. *	15,384	30,614
Zimmer Biomet Holdings, Inc.	87,099	9,872,672
Zimvie, Inc. *	8,294	72,738
Zomedica Corp. *	343,967	79,044
Zynex, Inc.	7,546	86,024
		1,006,440,533

Household & Personal Products 1.4%
BellRing Brands, Inc. *	56,195	1,361,043
Central Garden & Pet Co. *	4,564	188,356
Central Garden & Pet Co., Class A *	18,320	717,045
Church & Dwight Co., Inc.	100,400	7,442,652
Colgate-Palmolive Co.	345,364	25,501,678
Coty, Inc., Class A *	148,801	998,455
Edgewell Personal Care Co.	22,085	865,511
elf Beauty, Inc. *	20,376	881,466
Energizer Holdings, Inc.	27,581	796,815
Herbalife Nutrition Ltd. *	41,704	886,627
Inter Parfums, Inc.	7,370	596,086
Kimberly-Clark Corp.	140,231	17,453,150
LifeMD, Inc. *	20,209	44,258
Medifast, Inc.	4,730	553,363
Nature's Sunshine Products, Inc. *	4,762	40,191
Nu Skin Enterprises, Inc., Class A	20,689	790,113
Oil-Dri Corp. of America	2,782	82,153
Olaplex Holdings, Inc. *	35,606	156,666
Reynolds Consumer Products, Inc.	22,884	698,877
Spectrum Brands Holdings, Inc.	16,690	770,077
The Beauty Health Co. *	44,301	506,360
The Clorox Co.	50,920	7,436,357
The Estee Lauder Cos., Inc., Class A	96,232	19,293,554
The Honest Co., Inc. *	28,282	93,613
The Procter & Gamble Co.	990,920	133,447,196
SECURITY	NUMBER OF SHARES	VALUE ($)
Thorne HealthTech, Inc. *	3,990	19,391
USANA Health Sciences, Inc. *	4,815	252,836
Veru, Inc. *	21,463	262,707
WD-40 Co.	5,696	912,271
		223,048,867

Insurance 2.4%
Aflac, Inc.	238,329	15,517,601
Ambac Financial Group, Inc. *	18,028	253,293
American Equity Investment Life Holding Co.	29,803	1,283,913
American Financial Group, Inc.	28,965	4,203,111
American International Group, Inc.	315,092	17,960,244
AMERISAFE, Inc.	8,109	473,647
Aon plc, Class A	87,420	24,607,856
Arch Capital Group Ltd. *	153,054	8,800,605
Argo Group International Holdings Ltd.	14,607	363,276
Arthur J. Gallagher & Co.	87,200	16,313,376
Assurant, Inc.	22,251	3,023,021
Assured Guaranty Ltd.	25,302	1,497,625
Axis Capital Holdings Ltd.	32,185	1,759,554
Bright Health Group, Inc. *(a)	113,463	116,867
Brighthouse Financial, Inc. *	29,618	1,690,299
Brown & Brown, Inc.	97,385	5,725,264
BRP Group, Inc., Class A *	25,134	712,549
Chubb Ltd.	173,000	37,175,970
Cincinnati Financial Corp.	66,448	6,865,407
Citizens, Inc. *	24,606	66,190
CNA Financial Corp.	10,634	443,438
CNO Financial Group, Inc.	48,193	1,063,138
Crawford & Co., Class A	10,215	61,188
Donegal Group, Inc., Class A	6,507	95,262
Employers Holdings, Inc.	11,498	501,428
Enstar Group Ltd. *	5,989	1,200,914
Erie Indemnity Co., Class A	10,282	2,642,577
Everest Re Group Ltd.	16,416	5,296,786
Fidelity National Financial, Inc.	115,011	4,529,133
First American Financial Corp.	42,749	2,154,550
Genworth Financial, Inc., Class A *	212,439	992,090
Globe Life, Inc.	37,580	4,341,242
Goosehead Insurance, Inc., Class A *	8,507	353,126
Greenlight Capital Re Ltd., Class A *	13,165	111,113
Hagerty, Inc., Class A *(a)	11,439	103,980
Hallmark Financial Services, Inc. *	12,358	11,686
HCI Group, Inc.	3,137	114,940
Heritage Insurance Holdings, Inc.	17,646	26,469
Hippo Holdings, Inc. *	6,682	115,475
Horace Mann Educators Corp.	16,921	667,703
Investors Title Co.	697	102,424
James River Group Holdings Ltd.	17,575	444,120
Kemper Corp.	27,177	1,295,528
Kingsway Financial Services, Inc. *	9,776	66,966
Kinsale Capital Group, Inc.	8,975	2,828,651
Lemonade, Inc. *(a)	18,176	439,859
Lincoln National Corp.	63,879	3,441,162
Loews Corp.	82,497	4,703,979
Maiden Holdings Ltd. *	32,952	73,483
Markel Corp. *	5,634	6,795,167
Marsh & McLennan Cos., Inc.	206,697	33,379,498
MBIA, Inc. *	19,104	205,559
Mercury General Corp.	11,235	325,815
MetLife, Inc.	277,481	20,314,384
National Western Life Group, Inc., Class A	904	179,010
NI Holdings, Inc. *	3,782	51,359
Old Republic International Corp.	119,724	2,778,794

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Oscar Health, Inc., Class A *	48,793	181,998
Palomar Holdings, Inc. *	10,660	948,314
Primerica, Inc.	15,424	2,231,853
Principal Financial Group, Inc.	95,691	8,433,248
ProAssurance Corp.	22,265	494,506
Prudential Financial, Inc.	154,615	16,263,952
Reinsurance Group of America, Inc.	27,786	4,089,266
RenaissanceRe Holdings Ltd.	18,561	2,871,015
RLI Corp.	16,563	2,154,349
Ryan Specialty Group Holdings, Inc., Class A *	33,933	1,521,895
Safety Insurance Group, Inc.	6,559	570,305
Selective Insurance Group, Inc.	25,005	2,452,490
SiriusPoint Ltd. *	42,729	274,320
Stewart Information Services Corp.	10,910	425,054
The Allstate Corp.	112,343	14,183,304
The Hanover Insurance Group, Inc.	14,638	2,144,321
The Hartford Financial Services Group, Inc.	134,324	9,726,401
The Progressive Corp.	242,633	31,154,077
The Travelers Cos., Inc.	98,314	18,135,000
Tiptree, Inc.	7,504	91,399
Trean Insurance Group, Inc. *	8,248	30,270
Trupanion, Inc. *	14,284	720,913
United Fire Group, Inc.	9,091	246,366
United Insurance Holdings Corp.	19,297	7,875
Universal Insurance Holdings, Inc.	12,847	128,984
Unum Group	78,158	3,563,223
W.R. Berkley Corp.	84,428	6,279,755
White Mountains Insurance Group Ltd.	1,045	1,479,877
Willis Towers Watson plc	45,519	9,932,701
		391,398,695

Materials 2.8%
5E Advanced Materials, Inc. *	11,374	152,184
Advanced Emissions Solutions, Inc. *	5,901	16,936
AdvanSix, Inc.	11,778	428,484
AgroFresh Solutions, Inc. *	24,132	65,639
Air Products & Chemicals, Inc.	91,997	23,036,049
Albemarle Corp.	48,647	13,614,836
Alcoa Corp.	73,976	2,887,283
Alpha Metallurgical Resources, Inc.	6,417	1,083,510
Amcor plc	621,747	7,199,830
American Vanguard Corp.	11,255	261,904
Ampco-Pittsburgh Corp. *	7,848	23,936
Amyris, Inc. *(a)	98,157	275,821
AptarGroup, Inc.	27,260	2,702,829
Arconic Corp. *	42,544	883,213
Ascent Industries Co. *	4,646	67,599
Ashland, Inc.	20,552	2,156,316
Aspen Aerogels, Inc. *	11,432	144,958
ATI, Inc. *	53,557	1,593,856
Avery Dennison Corp.	33,762	5,724,347
Avient Corp.	35,198	1,213,979
Axalta Coating Systems Ltd. *	90,692	2,114,937
Balchem Corp.	13,365	1,868,427
Ball Corp.	130,276	6,434,332
Berry Global Group, Inc. *	52,077	2,464,284
Cabot Corp.	23,218	1,706,059
Carpenter Technology Corp.	19,822	741,343
Celanese Corp.	41,267	3,966,584
Century Aluminum Co. *	19,701	142,044
CF Industries Holdings, Inc.	82,776	8,795,778
Chase Corp.	3,075	289,696
Clearwater Paper Corp. *	6,439	286,407
Cleveland-Cliffs, Inc. *	214,557	2,787,095
SECURITY	NUMBER OF SHARES	VALUE ($)
Coeur Mining, Inc. *	116,862	441,738
Commercial Metals Co.	50,623	2,303,347
Compass Minerals International, Inc.	14,554	575,465
Contango ORE, Inc. *	1,750	42,175
Core Molding Technologies, Inc. *	5,001	49,560
Corteva, Inc.	297,974	19,469,621
Crown Holdings, Inc.	50,336	3,452,546
Dakota Gold Corp. *	24,511	84,563
Danimer Scientific, Inc. *(a)	34,263	89,769
Diversey Holdings Ltd. *	34,563	186,640
Dow, Inc.	297,832	13,920,668
DuPont de Nemours, Inc.	208,442	11,922,882
Eagle Materials, Inc.	15,463	1,891,280
Eastman Chemical Co.	50,815	3,903,100
Ecolab, Inc.	102,673	16,126,848
Ecovyst, Inc. *	30,335	301,833
Element Solutions, Inc.	93,645	1,610,694
Flotek Industries, Inc. *	33,484	38,172
FMC Corp.	52,408	6,231,311
Freeport-McMoRan, Inc.	592,390	18,772,839
Friedman Industries, Inc.	2,834	27,206
FutureFuel Corp.	9,399	64,289
Gatos Silver, Inc. *	17,898	59,063
Ginkgo Bioworks Holdings, Inc. *(a)	351,146	958,629
Glatfelter Corp.	18,834	53,300
Gold Resource Corp.	39,537	63,259
Golden Minerals Co. *	74,652	19,335
Graphic Packaging Holding Co.	127,829	2,934,954
Greif, Inc., Class A	13,364	884,830
H.B. Fuller Co.	21,775	1,517,935
Hawkins, Inc.	7,358	331,331
Haynes International, Inc.	5,389	263,576
Hecla Mining Co.	228,540	1,044,428
Huntsman Corp.	79,104	2,116,823
Hycroft Mining Holding Corp. *	60,156	41,484
Idaho Strategic Resources, Inc. *	4,628	26,750
Ingevity Corp. *	14,768	993,443
Innospec, Inc.	10,607	1,060,594
International Flavors & Fragrances, Inc.	105,687	10,316,108
International Paper Co.	149,754	5,033,232
Intrepid Potash, Inc. *	3,965	179,416
Kaiser Aluminum Corp.	6,881	555,916
Koppers Holdings, Inc.	8,623	215,230
Kronos Worldwide, Inc.	9,190	87,305
Linde plc	206,600	61,432,510
Livent Corp. *	75,115	2,371,381
Loop Industries, Inc. *(a)	9,523	28,283
Louisiana-Pacific Corp.	31,145	1,764,364
LSB Industries, Inc. *	15,818	278,871
LyondellBasell Industries N.V., Class A	105,291	8,049,497
Martin Marietta Materials, Inc.	25,858	8,687,771
Materion Corp.	8,274	709,165
Mativ Holdings, Inc.	23,942	568,383
McEwen Mining, Inc. *	18,705	68,273
Mercer International, Inc.	15,176	203,662
Minerals Technologies, Inc.	13,718	754,627
MP Materials Corp. *	38,060	1,143,322
Myers Industries, Inc.	14,310	290,350
NewMarket Corp.	2,823	859,152
Newmont Corp.	328,909	13,919,429
Northern Technologies International Corp.	5,289	73,253
Nucor Corp.	108,692	14,279,955
O-I Glass, Inc. *	65,831	1,073,704
Olin Corp.	56,058	2,968,271
Olympic Steel, Inc.	4,090	111,289

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Origin Materials, Inc. *	53,958	306,481
Orion Engineered Carbons S.A.	24,587	392,409
Packaging Corp. of America	39,011	4,689,512
Pactiv Evergreen, Inc.	19,237	209,876
Perimeter Solutions S.A. *(a)	65,529	523,577
Piedmont Lithium, Inc. *	6,862	426,954
PPG Industries, Inc.	97,702	11,155,614
PureCycle Technologies, Inc. *(a)	55,133	455,950
Quaker Chemical Corp.	5,529	899,237
Ramaco Resources, Inc.	10,591	119,572
Ranpak Holdings Corp. *	15,372	58,414
Rayonier Advanced Materials, Inc. *	26,864	122,231
Reliance Steel & Aluminum Co.	24,889	5,014,636
Resolute Forest Products, Inc. *	18,295	380,719
Royal Gold, Inc.	27,247	2,587,375
RPM International, Inc.	53,440	5,053,821
Ryerson Holding Corp.	8,289	278,096
Schnitzer Steel Industries, Inc., Class A	10,451	282,072
Sealed Air Corp.	60,580	2,884,820
Sensient Technologies Corp.	17,088	1,221,108
Silgan Holdings, Inc.	34,923	1,653,953
Smith-Midland Corp. *	1,800	41,436
Sonoco Products Co.	40,699	2,526,594
Steel Dynamics, Inc.	72,003	6,771,882
Stepan Co.	8,581	896,200
Summit Materials, Inc., Class A *	48,664	1,282,296
SunCoke Energy, Inc.	34,174	248,103
Sylvamo Corp.	13,219	636,759
The Chemours Co.	63,918	1,829,972
The Mosaic Co.	143,560	7,716,350
The Scotts Miracle-Gro Co.	16,561	760,316
The Sherwin-Williams Co.	97,897	22,029,762
TimkenSteel Corp. *	16,743	291,998
Tredegar Corp.	10,770	117,285
TriMas Corp.	17,344	396,310
Trinseo plc	14,826	279,025
Tronox Holdings plc, Class A	47,310	567,720
U.S. Antimony Corp. *	59,275	22,525
U.S. Gold Corp. *	7,270	26,826
United States Lime & Minerals, Inc.	691	87,170
United States Steel Corp.	98,419	2,003,811
Universal Stainless & Alloy Products, Inc. *	5,210	38,294
Valvoline, Inc.	73,776	2,166,063
Vulcan Materials Co.	55,171	9,031,493
Warrior Met Coal, Inc.	20,726	769,764
Westlake Corp.	14,450	1,396,593
WestRock Co.	104,888	3,572,485
Worthington Industries, Inc.	12,362	587,937
		449,840,890

Media & Entertainment 5.7%
Activision Blizzard, Inc.	294,677	21,452,486
AdTheorent Holding Co., Inc. *	21,011	44,543
Advantage Solutions, Inc. *	42,984	145,286
Alphabet, Inc., Class A *	2,487,065	235,052,513
Alphabet, Inc., Class C *	2,223,850	210,509,641
Altice USA, Inc., Class A *	87,610	579,102
AMC Entertainment Holdings, Inc., Class A *(a)	215,612	1,435,976
AMC Networks, Inc., Class A *	11,743	264,335
Angi, Inc. *	33,311	71,619
Boston Omaha Corp., Class A *	8,095	225,608
Bumble, Inc., Class A *	32,728	831,291
BuzzFeed, Inc. *	14,995	27,441
Cable One, Inc.	2,018	1,734,330
SECURITY	NUMBER OF SHARES	VALUE ($)
Cardlytics, Inc. *	14,367	135,481
Cargurus, Inc. *	38,772	564,520
Cars.com, Inc. *	29,801	413,638
Charter Communications, Inc., Class A *	46,059	16,932,210
Chicken Soup For The Soul Entertainment, Inc. *(a)	2,990	21,498
Cinedigm Corp., Class A *	54,801	29,001
Cinemark Holdings, Inc. *	44,949	476,909
Clear Channel Outdoor Holdings, Inc. *	193,206	276,285
Comcast Corp., Class A	1,827,590	58,007,707
Cumulus Media, Inc., Class A *	7,422	54,700
Daily Journal Corp. *	511	137,076
DHI Group, Inc. *	17,605	112,672
DISH Network Corp., Class A *	104,399	1,556,589
Electronic Arts, Inc.	109,536	13,797,155
Emerald Holding, Inc. *	15,388	51,396
Endeavor Group Holdings, Inc., Class A *	70,455	1,538,737
Entravision Communications Corp., Class A	23,831	111,529
Eventbrite, Inc., Class A *	32,039	210,496
EverQuote, Inc., Class A *	8,283	50,444
FaZe Holdings, Inc. *(a)	10,557	34,205
Fluent, Inc. *	30,212	38,671
Fox Corp., Class A	127,074	3,668,626
Fox Corp., Class B	58,734	1,597,565
fuboTV, Inc. *(a)	81,432	298,041
Gaia, Inc. *	10,263	24,015
Gannett Co., Inc. *	56,389	81,764
Genius Brands International, Inc. *	106,285	69,085
Golden Matrix Group, Inc. *	8,251	20,628
Gray Television, Inc.	36,454	515,824
Harte Hanks, Inc. *	3,347	38,390
IAC, Inc. *	32,808	1,597,093
iHeartMedia, Inc., Class A *	43,715	361,960
Innovid Corp. *(a)	35,745	133,686
Integral Ad Science Holding Corp. *	17,311	145,759
IZEA Worldwide, Inc. *	34,489	23,691
John Wiley & Sons, Inc., Class A	17,949	757,268
Leafly Holdings, Inc. *	12,341	10,940
Lee Enterprises, Inc. *	1,545	29,324
Liberty Broadband Corp., Class A *	6,963	594,083
Liberty Broadband Corp., Class C *	51,792	4,372,799
Liberty Media Corp. - Liberty Braves, Class A *	5,453	173,896
Liberty Media Corp. - Liberty Braves, Class C *	15,115	470,983
Liberty Media Corp. - Liberty Formula One, Class A *	9,643	501,629
Liberty Media Corp. - Liberty Formula One, Class C *	85,693	4,947,057
Liberty Media Corp. - Liberty SiriusXM, Class A *	30,594	1,298,409
Liberty Media Corp. - Liberty SiriusXM, Class C *	64,011	2,700,624
Lions Gate Entertainment Corp., Class A *	25,512	205,627
Lions Gate Entertainment Corp., Class B *	50,349	382,149
Live Nation Entertainment, Inc. *	59,214	4,714,027
LiveOne, Inc. *	39,793	28,420
Madison Square Garden Entertainment Corp. *	11,111	544,772
Madison Square Garden Sports Corp.	7,569	1,185,381
Magnite, Inc. *	47,801	348,469

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Marchex, Inc., Class B *	24,313	39,144
Match Group, Inc. *	117,842	5,090,774
MediaAlpha, Inc., Class A *	8,473	93,034
Meta Platforms, Inc., Class A *	946,150	88,143,334
National CineMedia, Inc.	46,329	20,431
Netflix, Inc. *	184,548	53,865,870
News Corp., Class A	157,600	2,658,712
News Corp., Class B	53,135	910,203
Nexstar Media Group, Inc., Class A	16,049	2,749,194
Nextdoor Holdings, Inc. *	50,057	135,655
Omnicom Group, Inc.	84,624	6,156,396
Outbrain, Inc. *	17,672	75,636
Paramount Global, Class B	211,736	3,879,004
Pinterest, Inc., Class A *	242,139	5,956,619
Playstudios, Inc. *	32,347	145,885
Playtika Holding Corp. *	42,036	397,240
PubMatic, Inc., Class A *	17,470	303,978
QuinStreet, Inc. *	21,564	246,045
Reading International, Inc., Class B *	3,627	72,322
Reservoir Media, Inc. *	14,527	84,257
ROBLOX Corp., Class A *	149,410	6,684,603
Roku, Inc. *	50,759	2,819,155
Saga Communications, Inc., Class A	1,314	30,353
Scholastic Corp.	12,105	461,685
Sciplay Corp., Class A *	10,406	145,580
Shutterstock, Inc.	9,934	496,998
Sinclair Broadcast Group, Inc., Class A	17,890	318,621
Sirius XM Holdings, Inc. (a)	292,389	1,766,030
Skillz, Inc. *(a)	144,679	149,019
Snap, Inc., Class A *	428,674	4,248,159
Stagwell, Inc. *	43,953	333,603
System1, Inc. *	6,938	35,939
Take-Two Interactive Software, Inc. *	65,169	7,721,223
TechTarget, Inc. *	10,886	702,691
TEGNA, Inc.	91,837	1,917,557
The Arena Group Holdings, Inc. *	4,958	69,908
The E.W. Scripps Co., Class A *	22,843	324,142
The Interpublic Group of Cos., Inc.	161,190	4,801,850
The Marcus Corp.	10,398	156,386
The New York Times Co., Class A	67,939	1,967,513
The Trade Desk, Inc., Class A *	184,567	9,826,347
The Walt Disney Co. *	756,441	80,591,224
Thryv Holdings, Inc. *	12,739	260,640
Townsquare Media, Inc., Class A *	2,521	19,059
Travelzoo *	4,020	20,944
TripAdvisor, Inc. *	42,436	1,002,338
TrueCar, Inc. *	41,115	74,007
Urban One, Inc. *	12,414	61,698
Vimeo, Inc. *	62,096	235,965
Vinco Ventures, Inc. *(a)	68,845	62,759
Warner Bros Discovery, Inc. *	916,477	11,914,201
Warner Music Group Corp., Class A	47,996	1,248,856
Wejo Group Ltd. *	19,449	21,005
WideOpenWest, Inc. *	20,526	281,411
World Wrestling Entertainment, Inc., Class A	18,071	1,425,621
Yelp, Inc. *	28,463	1,093,264
Zedge, Inc., Class B *	4,350	9,222
Ziff Davis, Inc. *	19,491	1,508,409
ZipRecruiter, Inc., Class A *	23,798	399,092
ZoomInfo Technologies, Inc. *	112,544	5,011,584
		920,009,468

Pharmaceuticals, Biotechnology & Life Sciences 8.7%
10X Genomics, Inc., Class A *	40,155	1,091,413
2seventy bio, Inc. *	16,616	263,862
SECURITY	NUMBER OF SHARES	VALUE ($)
4D Molecular Therapeutics, Inc. *	11,190	96,905
89bio, Inc. *	15,302	146,134
9 Meters Biopharma, Inc. *	5,388	13,846
Aadi Bioscience, Inc. *	4,421	57,097
AbbVie, Inc.	733,192	107,339,309
Absci Corp. *(a)	23,263	73,511
ACADIA Pharmaceuticals, Inc. *	50,473	809,082
AcelRx Pharmaceuticals, Inc. *	6,381	16,846
Achieve Life Sciences, Inc. *	8,279	18,297
Aclaris Therapeutics, Inc. *	21,790	340,142
Actinium Pharmaceuticals, Inc. *	7,539	102,078
Acumen Pharmaceuticals, Inc. *	9,845	68,127
Adamis Pharmaceuticals Corp. *	56,257	7,876
Adaptive Biotechnologies Corp. *	43,198	336,080
Adicet Bio, Inc. *	13,243	218,377
ADMA Biologics, Inc. *	69,227	195,220
Adverum Biotechnologies, Inc. *	62,914	54,421
Aerie Pharmaceuticals, Inc. *	21,427	326,119
Aerovate Therapeutics, Inc. *	3,663	71,465
Agenus, Inc. *	98,112	246,261
Agilent Technologies, Inc.	124,011	17,156,922
Agios Pharmaceuticals, Inc. *	22,582	621,908
Akebia Therapeutics, Inc. *	132,370	33,688
Akero Therapeutics, Inc. *	13,474	569,411
Akouos, Inc. *	10,685	140,721
Akoya Biosciences, Inc. *	7,848	107,910
Alaunos Therapeutics, Inc. *(a)	82,975	95,421
Albireo Pharma, Inc. *	8,505	174,523
Aldeyra Therapeutics, Inc. *	22,201	121,217
Alector, Inc. *	26,074	239,881
Alkermes plc *	69,307	1,573,269
Allakos, Inc. *	36,806	214,579
Allogene Therapeutics, Inc. *	38,872	400,382
Allovir, Inc. *	18,004	124,768
Alnylam Pharmaceuticals, Inc. *	49,729	10,306,833
Alpha Teknova, Inc. *	2,787	12,792
Alpine Immune Sciences, Inc. *	5,500	32,505
Altimmune, Inc. *	17,274	216,616
ALX Oncology Holdings, Inc. *	7,977	96,841
Amgen, Inc.	221,709	59,939,028
Amicus Therapeutics, Inc. *	106,825	1,068,250
Amneal Pharmaceuticals, Inc. *	43,587	95,891
Amphastar Pharmaceuticals, Inc. *	16,546	511,271
Amylyx Pharmaceuticals, Inc. *	16,143	575,821
AnaptysBio, Inc. *	7,720	222,722
Anavex Life Sciences Corp. *	30,282	368,532
ANI Pharmaceuticals, Inc. *	4,883	188,435
Anika Therapeutics, Inc. *	5,811	165,149
Anixa Biosciences, Inc. *	12,785	71,596
Annexon, Inc. *	19,332	92,407
Annovis Bio, Inc. *	2,061	25,866
Apellis Pharmaceuticals, Inc. *	38,509	2,329,409
Apexigen, Inc. *	8,029	18,105
AquaBounty Technologies, Inc. *	44,032	31,483
Arbutus Biopharma Corp. *	50,681	118,594
Arcellx, Inc. *	11,614	272,697
Arcturus Therapeutics Holdings, Inc. *	8,656	153,211
Arcus Biosciences, Inc. *	21,937	558,955
Arcutis Biotherapeutics, Inc. *	17,059	301,603
Ardelyx, Inc. *	50,000	75,000
Arrowhead Pharmaceuticals, Inc. *	43,314	1,507,760
Arvinas, Inc. *	20,555	1,021,789
Assembly Biosciences, Inc. *	32,452	53,221
Assertio Holdings, Inc. *	23,152	59,732
Astria Therapeutics, Inc. *	2,432	23,396
Atara Biotherapeutics, Inc. *	43,101	200,851
Atea Pharmaceuticals, Inc. *	33,404	200,424
Athira Pharma, Inc. *	13,857	45,867

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Atossa Therapeutics, Inc. *	45,962	45,282
aTyr Pharma, Inc. *	10,000	24,700
Aura Biosciences, Inc. *	6,688	82,864
Avantor, Inc. *	279,527	5,638,060
AVEO Pharmaceuticals, Inc. *	11,178	165,099
Avid Bioservices, Inc. *	24,799	420,095
Avidity Biosciences, Inc. *	22,625	323,085
Avita Medical, Inc. *	10,054	49,164
Avrobio, Inc. *	37,231	25,332
Axcella Health, Inc. *	18,250	21,900
Axsome Therapeutics, Inc. *	12,826	579,094
Azenta, Inc.	30,816	1,368,230
Beam Therapeutics, Inc. *	24,638	1,085,550
BioAtla, Inc. *	13,027	89,756
BioCryst Pharmaceuticals, Inc. *	76,932	1,027,042
Biogen, Inc. *	60,261	17,080,378
Biohaven Ltd. *	23,686	392,477
BioLife Solutions, Inc. *	13,293	312,651
BioMarin Pharmaceutical, Inc. *	77,109	6,679,953
Biomea Fusion, Inc. *	7,680	84,480
Bionano Genomics, Inc. *(a)	121,204	283,617
Biora Therapeutics, Inc. *	45,000	17,154
Bio-Rad Laboratories, Inc., Class A *	8,863	3,117,206
Bio-Techne Corp.	16,268	4,819,558
Bioxcel Therapeutics, Inc. *(a)	12,322	155,134
Bluebird Bio, Inc. *	30,202	189,367
Blueprint Medicines Corp. *	24,573	1,273,864
BrainStorm Cell Therapeutics, Inc. *	11,287	40,182
Bridgebio Pharma, Inc. *	42,565	443,953
Bright Green Corp. *	28,510	17,226
Bristol-Myers Squibb Co.	885,484	68,598,445
Bruker Corp.	41,933	2,593,137
C4 Therapeutics, Inc. *	16,467	158,413
Capricor Therapeutics, Inc. *	6,502	36,151
Cara Therapeutics, Inc. *	16,617	156,200
Cardiff Oncology, Inc. *	16,399	26,730
CareDx, Inc. *	22,269	443,376
Caribou Biosciences, Inc. *	23,459	228,491
CASI Pharmaceuticals, Inc. *	5,406	10,650
Cassava Sciences, Inc. *(a)	15,959	581,546
Catalent, Inc. *	74,408	4,890,838
Catalyst Pharmaceuticals, Inc. *	37,080	514,300
Celcuity, Inc. *	4,926	49,260
Celldex Therapeutics, Inc. *	19,973	701,651
CEL-SCI Corp. *(a)	16,481	57,189
Celularity, Inc. *(a)	27,363	63,756
Century Therapeutics, Inc. *(a)	10,076	105,798
Cerevel Therapeutics Holdings, Inc. *	26,524	741,611
Charles River Laboratories International, Inc. *	21,012	4,459,797
Checkpoint Therapeutics, Inc. *(a)	33,712	33,712
Chimerix, Inc. *	37,732	66,786
Chinook Therapeutics, Inc. *	20,422	444,178
ChromaDex Corp. *	24,667	37,494
CinCor Pharma, Inc. *(a)	7,319	246,211
Citius Pharmaceuticals, Inc. *	76,073	82,159
Clearside Biomedical, Inc. *	20,216	23,046
Clene, Inc. *(a)	7,741	7,664
Clovis Oncology, Inc. *(a)	58,000	59,740
Codexis, Inc. *	29,943	168,280
Cogent Biosciences, Inc. *	27,590	376,603
Coherus Biosciences, Inc. *	26,548	230,968
Collegium Pharmaceutical, Inc. *	14,303	256,596
Compass Therapeutics, Inc. *	31,736	100,286
Concert Pharmaceuticals, Inc. *	15,686	93,332
Corbus Pharmaceuticals Holdings, Inc. *	99,416	12,924
Corcept Therapeutics, Inc. *	39,875	1,140,425
SECURITY	NUMBER OF SHARES	VALUE ($)
CorMedix, Inc. *	13,948	42,820
Crinetics Pharmaceuticals, Inc. *	18,689	344,999
CRISPR Therapeutics AG *	32,384	1,694,979
CryoPort, Inc. *	19,272	534,991
CTI BioPharma Corp. *	37,496	183,730
Cue Biopharma, Inc. *	12,652	33,654
Cullinan Oncology, Inc. *	13,170	173,054
Curis, Inc. *	57,090	45,683
Cymabay Therapeutics, Inc. *	34,566	120,290
Cytek Biosciences, Inc. *	33,714	523,241
Cytokinetics, Inc. *	38,646	1,687,284
CytomX Therapeutics, Inc. *	42,221	55,310
Danaher Corp.	271,467	68,320,100
Dare Bioscience, Inc. *	30,532	29,616
Day One Biopharmaceuticals, Inc. *	11,713	247,613
Decibel Therapeutics, Inc. *	10,345	38,277
Deciphera Pharmaceuticals, Inc. *	19,146	310,548
Denali Therapeutics, Inc. *	44,929	1,288,564
DermTech, Inc. *(a)	10,214	32,889
Design Therapeutics, Inc. *	12,455	194,547
DICE Therapeutics, Inc. *	13,633	484,108
Durect Corp. *	113,441	73,737
Dynavax Technologies Corp. *	48,083	550,550
Dyne Therapeutics, Inc. *	10,151	115,721
Eagle Pharmaceuticals, Inc. *	4,393	138,248
Edgewise Therapeutics, Inc. *	12,223	116,241
Editas Medicine, Inc. *	27,610	346,505
Eiger BioPharmaceuticals, Inc. *	16,477	84,197
Elanco Animal Health, Inc. *	183,578	2,421,394
Eli Lilly & Co.	327,146	118,456,295
Emergent BioSolutions, Inc. *	18,800	392,168
Enanta Pharmaceuticals, Inc. *	7,950	358,624
Enochian Biosciences, Inc. *(a)	7,537	15,300
Entrada Therapeutics, Inc. *(a)	7,643	174,184
EQRx, Inc. *	91,140	468,460
Erasca, Inc. *	26,687	218,033
Esperion Therapeutics, Inc. *	23,247	188,998
Eton Pharmaceuticals, Inc. *	13,239	33,759
Evelo Biosciences, Inc. *	31,345	63,944
Evolus, Inc. *	13,267	113,566
Exact Sciences Corp. *	74,609	2,594,901
Exagen, Inc. *	4,095	10,033
Exelixis, Inc. *	135,557	2,247,535
Eyenovia Inc. *	24,562	53,054
EyePoint Pharmaceuticals, Inc. *	11,679	63,067
Fate Therapeutics, Inc. *	33,551	701,887
FibroGen, Inc. *	35,771	582,352
Finch Therapeutics Group, Inc. *	18,783	24,418
Foghorn Therapeutics, Inc. *(a)	8,974	78,433
Fortress Biotech, Inc. *	29,965	24,874
Frequency Therapeutics, Inc. *	23,364	40,420
F-star Therapeutics, Inc. *(a)	4,676	26,045
Fulcrum Therapeutics, Inc. *	17,307	96,227
G1 Therapeutics, Inc. *	15,530	165,550
Galectin Therapeutics, Inc. *	17,413	24,030
Gelesis Holdings, Inc. *	16,733	6,236
Generation Bio Co. *	16,915	86,605
Genprex, Inc. *(a)	29,742	40,449
Geron Corp. *	140,170	311,177
Gilead Sciences, Inc.	519,677	40,773,857
Gossamer Bio, Inc. *	32,860	364,746
Graphite Bio, Inc. *	17,740	62,267
GreenLight Biosciences Holdings PBC *(a)	24,360	43,361
Gritstone bio, Inc. *	21,400	68,908
Halozyme Therapeutics, Inc. *	57,362	2,742,477
Harmony Biosciences Holdings, Inc. *	12,379	643,708
Harrow Health, Inc. *	12,577	151,301

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Harvard Bioscience, Inc. *	14,274	38,397
Hepion Pharmaceuticals, Inc. *	31,535	16,792
Heron Therapeutics, Inc. *	40,824	157,172
HilleVax, Inc. *	5,558	118,830
Homology Medicines, Inc. *	21,971	32,737
Hookipa Pharma, Inc. *	36,285	46,808
Horizon Therapeutics plc *	95,701	5,964,086
Humacyte, Inc. *(a)	22,996	79,221
iBio, Inc. *	7,231	15,836
Ideaya Biosciences, Inc. *	12,679	214,148
IGM Biosciences, Inc. *	4,577	91,540
Ikena Oncology, Inc. *	12,066	33,182
Illumina, Inc. *	65,305	14,943,090
Imago Biosciences, Inc. *	10,740	182,580
Immuneering Corp., Class A *	8,677	120,176
Immunic, Inc. *(a)	11,662	20,642
ImmunityBio, Inc. *(a)	46,639	256,515
ImmunoGen, Inc. *	86,212	512,099
Immunovant, Inc. *	17,821	199,595
Impel Pharmaceuticals, Inc. *	6,722	26,283
Incyte Corp. *	76,598	5,694,295
Infinity Pharmaceuticals, Inc. *	29,948	37,136
Inhibrx, Inc. *	11,950	384,551
Inmune Bio, Inc. *	5,159	39,570
Innoviva, Inc. *	30,325	411,207
Inotiv, Inc. *	6,479	134,634
Inovio Pharmaceuticals, Inc. *	98,258	212,237
Inozyme Pharma, Inc. *	16,549	29,126
Insmed, Inc. *	55,472	960,775
Instil Bio, Inc. *	28,883	95,314
Intellia Therapeutics, Inc. *	31,551	1,665,262
Intercept Pharmaceuticals, Inc. *	11,183	155,108
Intra-Cellular Therapies, Inc. *	36,344	1,659,830
Invivyd, Inc. *(a)	24,069	95,073
Ionis Pharmaceuticals, Inc. *	59,618	2,635,116
Iovance Biotherapeutics, Inc. *	54,425	508,329
IQVIA Holdings, Inc. *	77,384	16,225,103
Ironwood Pharmaceuticals, Inc. *	56,987	623,438
iTeos Therapeutics, Inc. *	10,503	204,598
IVERIC bio, Inc. *	46,723	1,117,614
Janux Therapeutics, Inc. *(a)	8,881	160,568
Jazz Pharmaceuticals plc *	26,025	3,742,135
Johnson & Johnson	1,090,297	189,678,969
Jounce Therapeutics, Inc. *	16,599	36,186
KalVista Pharmaceuticals, Inc. *	8,852	44,880
Karuna Therapeutics, Inc. *	11,014	2,415,811
Karyopharm Therapeutics, Inc. *	32,474	154,576
KemPharm, Inc. *(a)	11,139	62,378
Keros Therapeutics, Inc. *	7,120	358,421
Kezar Life Sciences, Inc. *	22,737	170,869
Kiniksa Pharmaceuticals Ltd., Class A *	10,106	115,411
Kinnate Biopharma, Inc. *	6,937	58,479
Kodiak Sciences, Inc. *	13,152	94,431
Kronos Bio, Inc. *	16,500	48,840
Krystal Biotech, Inc. *	9,566	731,799
Kura Oncology, Inc. *	24,705	383,422
Kymera Therapeutics, Inc. *	14,238	431,981
Larimar Therapeutics, Inc. *	4,106	13,550
Leap Therapeutics, Inc. *	32,000	27,232
Lexicon Pharmaceuticals, Inc. *	46,637	100,270
Ligand Pharmaceuticals, Inc. *	6,316	553,597
Lineage Cell Therapeutics, Inc. *(a)	45,545	62,852
Lipocine, Inc. *	50,000	20,450
Liquidia Corp. *	20,793	101,678
Lyell Immunopharma, Inc. *	61,098	359,256
Lyra Therapeutics, Inc. *	9,060	42,491
MacroGenics, Inc. *	24,123	123,510
SECURITY	NUMBER OF SHARES	VALUE ($)
Madrigal Pharmaceuticals, Inc. *	5,052	357,783
Magenta Therapeutics, Inc. *	27,369	35,306
MannKind Corp. *	106,331	359,399
Maravai LifeSciences Holdings, Inc., Class A *	44,584	740,094
Marinus Pharmaceuticals, Inc. *	12,809	73,652
Matinas BioPharma Holdings, Inc. *	78,387	61,142
MaxCyte, Inc. *	38,683	267,686
MediciNova, Inc. *	17,843	36,400
Medpace Holdings, Inc. *	10,386	2,305,484
Merck & Co., Inc.	1,050,565	106,317,178
Mersana Therapeutics, Inc. *	38,382	301,683
Mettler-Toledo International, Inc. *	9,309	11,775,233
MiMedx Group, Inc. *	51,298	151,842
Mirati Therapeutics, Inc. *	21,261	1,431,291
Miromatrix Medical, Inc. *	11,036	40,281
Mirum Pharmaceuticals, Inc. *	10,568	238,308
Moderna, Inc. *	139,576	20,982,460
Monte Rosa Therapeutics, Inc. *	13,679	125,847
Morphic Holding, Inc. *	12,118	339,425
Mustang Bio, Inc. *	31,286	16,945
MyMD Pharmaceuticals, Inc. *	13,965	38,683
Myovant Sciences Ltd. *	16,883	451,451
Myriad Genetics, Inc. *	33,473	694,230
NanoString Technologies, Inc. *	18,579	194,336
Natera, Inc. *	40,292	1,892,112
Nautilus Biotechnology, Inc. *	22,256	54,972
Nektar Therapeutics *	73,818	277,556
NeoGenomics, Inc. *	52,485	399,148
Neubase Therapeutics, Inc. *	29,716	8,528
Neurocrine Biosciences, Inc. *	40,008	4,605,721
NextCure, Inc. *	10,000	25,000
NGM Biopharmaceuticals, Inc. *	15,070	80,474
NightHawk Biosciences, Inc. *(a)	9,763	14,840
Nkarta, Inc. *	14,673	185,027
Novan, Inc. *	17,180	21,303
Novavax, Inc. *	31,948	711,482
Nurix Therapeutics, Inc. *	17,330	220,611
Nuvalent, Inc., Class A *	8,473	302,571
Nuvation Bio, Inc. *	52,407	115,295
Ocugen, Inc. *(a)	92,871	159,738
Ocular Therapeutix, Inc. *	31,066	112,148
Ocuphire Pharma, Inc. *	14,928	35,081
Olema Pharmaceuticals, Inc. *	18,580	69,861
Omega Therapeutics, Inc. *	9,399	45,209
Omeros Corp. *(a)	21,844	72,304
Oncocyte Corp. *	62,284	42,590
Oncternal Therapeutics, Inc. *	32,249	33,861
Opiant Pharmaceuticals, Inc. *	2,300	21,919
Optinose, Inc. *	17,121	59,752
Oragenics, Inc. *	100,778	21,667
Organogenesis Holdings, Inc. *	24,028	78,812
Organon & Co.	104,421	2,733,742
Orgenesis, Inc. *	9,467	12,686
ORIC Pharmaceuticals, Inc. *	16,653	44,464
Osmotica Pharmaceuticals plc *	13,322	25,312
Outlook Therapeutics, Inc. *(a)	62,495	72,494
Ovid therapeutics, Inc. *	19,452	31,707
Oyster Point Pharma, Inc. *(a)	8,713	68,310
Pacific Biosciences of California, Inc. *	97,405	822,098
Pacira BioSciences, Inc. *	18,578	961,597
Palatin Technologies, Inc. *	5,171	28,700
Paratek Pharmaceuticals, Inc. *	17,405	61,962
Pardes Biosciences, Inc. *	13,159	15,791
Passage Bio, Inc. *	7,891	9,627
PDS Biotechnology Corp. *	7,907	41,433
PepGen, Inc. *(a)	2,561	31,449
PerkinElmer, Inc.	52,507	7,013,885

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Perrigo Co., plc	57,008	2,296,282
Pfizer, Inc.	2,327,892	108,363,373
Phathom Pharmaceuticals, Inc. *	6,778	71,847
Phibro Animal Health Corp., Class A	8,185	120,238
Pieris Pharmaceuticals, Inc. *	35,732	39,663
Pliant Therapeutics, Inc. *	13,382	332,810
PMV Pharmaceuticals, Inc. *	14,570	179,357
Point Biopharma Global, Inc. *	29,078	271,298
Poseida Therapeutics, Inc. *	27,657	113,394
Precigen, Inc. *	66,913	108,399
Precision BioSciences, Inc. *	51,273	71,782
Prelude Therapeutics, Inc. *	7,515	50,275
Prestige Consumer Healthcare, Inc. *	20,626	1,123,704
ProKidney Corp. *(a)	6,842	69,241
Prometheus Biosciences, Inc. *	12,049	632,813
ProPhase Labs, Inc.	5,896	71,047
Protagonist Therapeutics, Inc. *	18,129	146,845
Prothena Corp. plc *	14,317	879,636
Provention Bio, Inc. *	35,185	244,184
PTC Therapeutics, Inc. *	29,513	1,116,182
Puma Biotechnology, Inc. *	9,429	20,555
Pyxis Oncology, Inc. *	17,739	33,172
Quanterix Corp. *	14,993	165,973
Quantum-Si, Inc. *(a)	32,018	97,015
Quince Therapeutics, Inc. *	11,013	11,013
Rain Therapeutics, Inc. *	8,522	48,746
Rallybio Corp. *	5,199	49,702
Rani Therapeutics Holdings, Inc., Class A *	2,793	17,037
Rapid Micro Biosystems, Inc., Class A *	6,797	19,847
RAPT Therapeutics, Inc. *	9,685	211,327
Reata Pharmaceuticals, Inc., Class A *	11,755	378,511
Recursion Pharmaceuticals, Inc., Class A *	49,917	526,624
Regeneron Pharmaceuticals, Inc. *	44,459	33,288,676
REGENXBIO, Inc. *	14,834	351,121
Regulus Therapeutics, Inc. *	9,113	14,125
Relay Therapeutics, Inc. *	36,689	815,230
Relmada Therapeutics, Inc. *	9,988	63,823
Repligen Corp. *	21,513	3,925,907
Replimune Group, Inc. *	15,440	283,478
Revance Therapeutics, Inc. *	33,153	739,643
REVOLUTION Medicines, Inc. *	30,019	608,185
Rhythm Pharmaceuticals, Inc. *	16,923	425,952
Rigel Pharmaceuticals, Inc. *	82,091	59,812
Rocket Pharmaceuticals, Inc. *	20,736	386,934
Roivant Sciences Ltd. *	51,436	264,381
Royalty Pharma plc, Class A	152,719	6,463,068
SAB Biotherapeutics, Inc. *	16,238	14,614
Sage Therapeutics, Inc. *	21,754	819,256
Sana Biotechnology, Inc. *	34,162	198,140
Sangamo Therapeutics, Inc. *	57,765	253,588
Sarepta Therapeutics, Inc. *	36,504	4,162,186
Satsuma Pharmaceuticals, Inc. *	5,234	27,112
Savara, Inc. *	42,882	52,745
Scholar Rock Holding Corp. *	17,416	169,980
SCYNEXIS, Inc. *	8,875	20,501
Seagen, Inc. *	56,836	7,227,266
Seelos Therapeutics, Inc. *	39,148	34,035
Seer, Inc. *	13,439	105,227
Selecta Biosciences, Inc. *	59,796	94,478
SELLAS Life Sciences Group, Inc. *	16,238	75,994
Seres Therapeutics, Inc. *	40,525	359,051
Sesen Bio, Inc. *	67,895	37,899
Shattuck Labs, Inc. *	20,881	55,335
SIGA Technologies, Inc.	17,097	157,121
Silverback Therapeutics, Inc. *	9,417	58,574
SECURITY	NUMBER OF SHARES	VALUE ($)
Singular Genomics Systems, Inc. *(a)	23,488	62,478
Societal CDMO, Inc. *	37,047	67,426
SomaLogic, Inc. *	61,519	213,471
Sorrento Therapeutics, Inc. *(a)	153,031	240,259
Sotera Health Co. *	40,149	276,225
Spectrum Pharmaceuticals, Inc. *	82,687	38,036
SpringWorks Therapeutics, Inc. *	13,701	328,961
SQZ Biotechnologies Co. *	7,793	22,210
Standard BioTools, Inc. *	27,127	32,010
Stoke Therapeutics, Inc. *	9,346	138,788
Supernus Pharmaceuticals, Inc. *	22,262	762,919
Surface Oncology, Inc. *	12,172	15,093
Surrozen, Inc. *	8,548	19,233
Sutro Biopharma, Inc. *	23,381	171,383
Synaptogenix, Inc. *	4,572	31,547
Syndax Pharmaceuticals, Inc. *	21,112	484,732
Syneos Health, Inc. *	42,088	2,120,393
Synlogic, Inc. *	25,000	20,940
Synthetic Biologics, Inc. *	13,567	10,284
Syros Pharmaceuticals, Inc. *(a)	4,670	23,446
T2 Biosystems, Inc. *(a)	3,402	6,294
Talaris Therapeutics, Inc. *	3,539	5,344
Tango Therapeutics, Inc. *	24,311	195,460
Tarsus Pharmaceuticals, Inc. *	8,807	162,225
Taysha Gene Therapies, Inc. *(a)	16,140	27,761
Tenaya Therapeutics, Inc. *	4,937	13,231
Terns Pharmaceuticals, Inc. *	12,408	85,739
TFF Pharmaceuticals, Inc. *	11,966	29,915
TG Therapeutics, Inc. *	53,453	311,096
Theravance Biopharma, Inc. *	24,661	245,870
Thermo Fisher Scientific, Inc.	162,451	83,494,940
Theseus Pharmaceuticals, Inc. *	6,000	32,280
Travere Therapeutics, Inc. *	22,407	485,784
Trevi Therapeutics, Inc. *	12,557	24,863
Tricida, Inc. *	14,891	4,948
Twist Bioscience Corp. *	23,587	774,361
Tyra Biosciences, Inc. *	4,200	29,064
Ultragenyx Pharmaceutical, Inc. *	28,884	1,168,647
uniQure N.V. *	18,083	336,705
United Therapeutics Corp. *	18,910	4,359,322
UNITY Biotechnology, Inc. *	4,595	13,142
Vanda Pharmaceuticals, Inc. *	24,287	254,285
Vaxart, Inc. *(a)	53,313	89,033
Vaxcyte, Inc. *	24,658	1,075,335
Vaxxinity, Inc., Class A *	22,917	30,250
VBI Vaccines, Inc. *	95,399	68,697
Ventyx Biosciences, Inc. *	9,301	301,073
Vera Therapeutics, Inc. *	6,747	125,764
Veracyte, Inc. *	30,348	610,298
Verastem, Inc. *	198,221	83,253
Vericel Corp. *	18,920	508,570
Verrica Pharmaceuticals, Inc. *	12,572	31,304
Vertex Pharmaceuticals, Inc. *	106,358	33,183,696
Verve Therapeutics, Inc. *	16,991	640,561
Viatris, Inc.	501,623	5,081,441
Vigil Neuroscience, Inc. *(a)	5,235	82,085
Viking Therapeutics, Inc. *	28,966	118,761
Vir Biotechnology, Inc. *	30,375	667,642
Viracta Therapeutics, Inc. *	12,430	48,850
Viridian Therapeutics, Inc. *	15,205	302,580
Vor BioPharma, Inc. *	10,875	52,309
Voyager Therapeutics, Inc. *	12,446	64,470
Waters Corp. *	24,741	7,401,765
WaVe Life Sciences Ltd. *	29,975	143,580
Werewolf Therapeutics, Inc. *	6,982	20,667
West Pharmaceutical Services, Inc.	30,811	7,089,611
X4 Pharmaceuticals, Inc. *	42,386	80,533
XBiotech, Inc. *	10,477	36,774

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Xencor, Inc. *	24,000	672,000
Xeris Biopharma Holdings, Inc. *	47,467	75,947
XOMA Corp. *	4,338	71,837
Y-mAbs Therapeutics, Inc. *	13,495	48,717
Zentalis Pharmaceuticals, Inc. *	17,233	432,376
Zoetis, Inc.	194,370	29,307,109
Zynerba Pharmaceuticals, Inc. *	37,596	27,449
		1,391,065,896

Real Estate 3.2%
Acadia Realty Trust	40,417	564,625
Agree Realty Corp.	33,547	2,304,679
Alexander & Baldwin, Inc.	28,776	560,556
Alexander's, Inc.	799	187,677
Alexandria Real Estate Equities, Inc.	61,555	8,943,941
Alpine Income Property Trust, Inc.	4,623	85,294
Altisource Portfolio Solutions S.A. *	2,202	25,191
American Assets Trust, Inc.	21,772	598,295
American Homes 4 Rent, Class A	125,324	4,002,849
American Tower Corp.	193,073	40,002,795
Americold Realty Trust, Inc.	111,270	2,698,297
Anywhere Real Estate, Inc. *	48,041	356,945
Apartment Income REIT Corp.	63,773	2,450,796
Apartment Investment & Management Co., Class A	64,227	509,962
Apple Hospitality REIT, Inc.	87,143	1,491,888
Armada Hoffler Properties, Inc.	28,123	328,758
Ashford Hospitality Trust, Inc. *	11,867	96,360
AvalonBay Communities, Inc.	57,838	10,128,591
Bluerock Homes Trust, Inc. *	1,536	38,861
Boston Properties, Inc.	59,003	4,289,518
Braemar Hotels & Resorts, Inc.	24,766	122,096
Brandywine Realty Trust	69,309	454,667
Brixmor Property Group, Inc.	123,425	2,630,187
Broadstone Net Lease, Inc.	72,575	1,243,936
BRT Apartments Corp.	5,530	122,545
Camden Property Trust	44,318	5,120,945
CareTrust REIT, Inc.	40,241	751,702
CBL & Associates Properties, Inc.	10,443	300,027
CBRE Group, Inc., Class A *	133,200	9,449,208
Centerspace	6,268	434,372
Chatham Lodging Trust *	18,688	242,383
City Office REIT, Inc.	16,407	174,242
Clipper Realty, Inc.	5,283	37,456
Community Healthcare Trust, Inc.	10,035	347,211
Compass, Inc., Class A *	110,080	290,611
Corporate Office Properties Trust	45,685	1,217,505
Cousins Properties, Inc.	64,055	1,521,947
Creative Media & Community Trust Corp.	3,238	21,921
Crown Castle, Inc.	179,567	23,929,098
CTO Realty Growth, Inc.	7,821	157,202
CubeSmart	92,599	3,877,120
Cushman & Wakefield plc *	66,084	763,270
DiamondRock Hospitality Co.	88,294	824,666
Digital Realty Trust, Inc.	119,429	11,972,757
DigitalBridge Group, Inc.	61,036	781,264
Diversified Healthcare Trust	96,849	131,715
Douglas Elliman, Inc.	26,736	123,520
Douglas Emmett, Inc.	71,613	1,259,673
Easterly Government Properties, Inc.	38,052	661,724
EastGroup Properties, Inc.	18,293	2,866,330
Elme Communities	36,405	694,971
Empire State Realty Trust, Inc., Class A	58,131	428,425
EPR Properties	30,556	1,179,462
Equinix, Inc.	37,707	21,358,753
SECURITY	NUMBER OF SHARES	VALUE ($)
Equity Commonwealth	45,821	1,198,677
Equity LifeStyle Properties, Inc.	72,573	4,641,769
Equity Residential	139,994	8,822,422
Essential Properties Realty Trust, Inc.	58,921	1,267,980
Essex Property Trust, Inc.	27,172	6,038,705
eXp World Holdings, Inc. (a)	31,554	416,828
Extra Space Storage, Inc.	55,580	9,862,115
Farmland Partners, Inc.	21,207	297,110
Federal Realty Investment Trust	30,333	3,002,360
First Industrial Realty Trust, Inc.	54,948	2,617,173
Forestar Group, Inc. *	6,845	79,265
Four Corners Property Trust, Inc.	34,160	875,179
Franklin Street Properties Corp.	36,290	104,515
FRP Holdings, Inc. *	2,400	145,512
Gaming & Leisure Properties, Inc.	106,148	5,320,138
Getty Realty Corp.	17,969	565,844
Gladstone Commercial Corp.	16,360	287,772
Gladstone Land Corp.	12,206	248,392
Global Medical REIT, Inc.	26,096	238,517
Global Net Lease, Inc.	47,002	575,775
Global Self Storage, Inc.	8,286	39,939
Healthcare Realty Trust, Inc.	157,803	3,208,135
Healthpeak Properties, Inc.	224,516	5,327,765
Hersha Hospitality Trust	15,131	138,449
Highwoods Properties, Inc.	43,773	1,235,712
Host Hotels & Resorts, Inc.	297,914	5,624,616
Hudson Pacific Properties, Inc.	56,547	624,279
Independence Realty Trust, Inc.	93,616	1,569,004
Indus Realty Trust, Inc.	1,735	89,856
Industrial Logistics Properties Trust	25,951	121,451
Innovative Industrial Properties, Inc.	11,457	1,238,502
InvenTrust Properties Corp.	27,718	698,494
Invitation Homes, Inc.	240,298	7,615,044
Iron Mountain, Inc.	120,671	6,041,997
iStar, Inc.	34,333	359,810
JBG SMITH Properties	43,209	850,353
Jones Lang LaSalle, Inc. *	19,916	3,168,436
Kennedy-Wilson Holdings, Inc.	47,376	786,915
Kilroy Realty Corp.	44,547	1,903,939
Kimco Realty Corp.	257,282	5,500,689
Kite Realty Group Trust	93,450	1,835,358
Lamar Advertising Co., Class A	36,155	3,334,576
Life Storage, Inc.	35,122	3,884,844
LTC Properties, Inc.	16,483	637,398
LXP Industrial Trust	114,282	1,106,250
Marcus & Millichap, Inc.	10,209	376,100
Maui Land & Pineapple Co., Inc. *	3,498	29,733
Medical Properties Trust, Inc.	250,788	2,871,523
Mid-America Apartment Communities, Inc.	47,959	7,551,145
Modiv, Inc., Class C	3,196	33,750
National Health Investors, Inc.	18,522	1,050,197
National Retail Properties, Inc.	73,444	3,086,851
National Storage Affiliates Trust	36,469	1,555,768
NETSTREIT Corp.	23,067	434,121
New Century Financial Corp. *(b)	3,600	0
New York City REIT, Inc., Class A	6,185	19,174
Newmark Group, Inc., Class A	53,804	440,655
NexPoint Residential Trust, Inc.	9,644	439,766
Offerpad Solutions, Inc. *(a)	27,533	26,831
Office Properties Income Trust	20,035	306,536
Omega Healthcare Investors, Inc.	97,507	3,098,772
One Liberty Properties, Inc.	6,163	138,914
Opendoor Technologies, Inc. *	209,386	542,310
Orion Office REIT, Inc.	24,022	225,086
Outfront Media, Inc.	61,207	1,104,786
Paramount Group, Inc.	74,241	480,339
Park Hotels & Resorts, Inc.	93,264	1,219,893

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pebblebrook Hotel Trust	54,296	870,908
Phillips Edison & Co., Inc.	48,822	1,471,495
Physicians Realty Trust	93,146	1,402,779
Piedmont Office Realty Trust, Inc., Class A	49,325	515,446
Plymouth Industrial REIT, Inc.	15,389	283,773
Postal Realty Trust, Inc., Class A	7,337	115,044
PotlatchDeltic Corp.	33,010	1,468,589
Power REIT *	1,270	11,113
Presidio Property Trust, Inc., Class A	8,865	10,372
Prologis, Inc.	382,980	42,415,035
Public Storage	65,416	20,262,606
Rayonier, Inc.	60,689	2,045,219
RE/MAX Holdings, Inc., Class A	7,039	136,979
Realty Income Corp.	256,127	15,949,028
Redfin Corp. *	46,168	222,068
Regency Centers Corp.	63,366	3,834,277
Retail Opportunity Investments Corp.	49,679	719,352
Rexford Industrial Realty, Inc.	71,300	3,941,464
RLJ Lodging Trust	65,496	797,086
RPT Realty	33,736	313,745
Ryman Hospitality Properties, Inc.	23,078	2,052,096
Sabra Health Care REIT, Inc.	95,077	1,298,752
Safehold, Inc.	6,687	195,595
Saul Centers, Inc.	5,768	236,200
SBA Communications Corp.	44,717	12,069,118
Seritage Growth Properties, Class A *(a)	13,603	145,960
Service Properties Trust	69,542	563,986
Simon Property Group, Inc.	135,914	14,811,908
SITE Centers Corp.	74,504	922,360
SL Green Realty Corp.	26,542	1,053,187
Spirit Realty Capital, Inc.	56,714	2,202,205
STAG Industrial, Inc.	73,599	2,324,992
STORE Capital Corp.	110,321	3,508,208
Stratus Properties, Inc.	3,398	100,445
Summit Hotel Properties, Inc.	47,221	407,989
Sun Communities, Inc.	51,287	6,916,052
Sunstone Hotel Investors, Inc.	87,253	972,871
Tanger Factory Outlet Centers, Inc.	42,171	759,500
Tejon Ranch Co. *	11,108	188,170
Terreno Realty Corp.	27,290	1,559,351
The Howard Hughes Corp. *	14,938	916,446
The Macerich Co.	89,804	999,519
The Necessity Retail REIT, Inc.	54,360	371,822
The RMR Group, Inc., Class A	6,145	168,189
The St. Joe Co.	14,358	510,140
Transcontinental Realty Investors, Inc. *	851	34,968
Trinity Place Holdings, Inc. *	31,763	24,140
UDR, Inc.	126,530	5,030,833
UMH Properties, Inc.	22,187	389,160
Uniti Group, Inc.	99,003	768,263
Universal Health Realty Income Trust	4,762	231,767
Urban Edge Properties	49,559	699,773
Urstadt Biddle Properties, Inc., Class A	13,664	256,063
Ventas, Inc.	165,586	6,479,380
Veris Residential, Inc. *	32,057	507,462
VICI Properties, Inc.	399,362	12,787,571
Vornado Realty Trust	68,363	1,612,683
Welltower, Inc.	192,201	11,731,949
WeWork, Inc., Class A *(a)	100,911	259,341
Weyerhaeuser Co.	306,148	9,469,158
Whitestone REIT	20,066	188,821
WP Carey, Inc.	86,225	6,578,967
Xenia Hotels & Resorts, Inc.	46,347	791,607
Zillow Group, Inc., Class A *	24,333	752,620
SECURITY	NUMBER OF SHARES	VALUE ($)
Zillow Group, Inc., Class C *	68,016	2,098,974
		516,473,837

Retailing 5.4%
1-800-Flowers.com, Inc., Class A *	11,856	86,430
1stdibs.com, Inc. *	9,755	66,041
Abercrombie & Fitch Co., Class A *	21,678	381,099
Academy Sports & Outdoors, Inc.	34,739	1,529,558
Advance Auto Parts, Inc.	25,267	4,798,709
Amazon.com, Inc. *	3,676,510	376,621,684
American Eagle Outfitters, Inc.	66,855	759,473
America's Car-Mart, Inc. *	2,256	154,220
Arhaus, Inc. *	17,098	142,426
Arko Corp.	30,423	311,836
Asbury Automotive Group, Inc. *	9,135	1,441,046
AutoNation, Inc. *	15,816	1,681,399
AutoZone, Inc. *	8,082	20,470,736
BARK, Inc. *	57,147	104,579
Barnes & Noble Education, Inc. *	11,885	33,159
Bath & Body Works, Inc.	95,233	3,178,878
Bed Bath & Beyond, Inc. *(a)	27,450	125,447
Best Buy Co., Inc.	83,044	5,681,040
Big 5 Sporting Goods Corp. (a)	7,723	99,549
Big Lots, Inc.	11,917	224,874
Boot Barn Holdings, Inc. *	12,536	712,045
Brilliant Earth Group, Inc., Class A *	4,000	32,040
Build-A-Bear Workshop, Inc.	6,224	109,480
Burlington Stores, Inc. *	27,430	3,921,393
Caleres, Inc.	14,963	408,939
Camping World Holdings, Inc., Class A (a)	15,765	438,740
CarMax, Inc. *	66,714	4,203,649
CarParts.com, Inc. *	25,457	119,139
Carvana Co. *(a)	41,387	559,966
Chewy, Inc., Class A *	37,157	1,439,091
Chico's FAS, Inc. *	51,645	303,673
Citi Trends, Inc. *	3,328	75,246
Conn's, Inc. *	7,390	60,672
ContextLogic, Inc., Class A *	236,454	185,143
Designer Brands, Inc., Class A	22,259	339,005
Destination XL Group, Inc. *	23,026	153,814
Dick's Sporting Goods, Inc.	23,603	2,685,077
Dillard's, Inc., Class A	1,500	493,185
Dollar General Corp.	94,095	23,998,930
Dollar Tree, Inc. *	87,403	13,853,375
DoorDash, Inc., Class A *	108,430	4,719,958
Duluth Holdings, Inc., Class B *	5,930	51,591
eBay, Inc.	229,071	9,126,189
Etsy, Inc. *	52,456	4,926,143
EVgo, Inc. *(a)	28,647	212,274
Five Below, Inc. *	22,897	3,350,976
Floor & Decor Holdings, Inc., Class A *	44,514	3,265,992
Foot Locker, Inc.	32,883	1,042,391
Franchise Group, Inc.	11,469	348,084
Funko, Inc., Class A *	14,201	293,251
GameStop Corp., Class A *(a)	105,656	2,991,121
Genesco, Inc. *	5,301	249,359
Genuine Parts Co.	58,624	10,426,865
Group 1 Automotive, Inc.	6,427	1,111,871
Groupon, Inc. *(a)	8,149	60,058
Grove Collaborative Holdings *(a)	17,338	23,060
GrowGeneration Corp. *	25,514	91,085
Guess?, Inc.	14,753	250,506
Haverty Furniture Cos., Inc.	5,993	159,294
Hibbett, Inc.	5,232	326,581
J Jill Inc. *	2,772	57,242
JOANN, Inc. (a)	5,197	27,492

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kirkland's, Inc. *(a)	6,028	22,846
Kohl's Corp.	53,924	1,615,024
Lands' End, Inc. *	4,426	46,384
Lazydays Holdings, Inc. *	2,659	33,051
Leslie's, Inc. *	61,714	866,465
Liquidity Services, Inc. *	10,485	180,132
Lithia Motors, Inc.	11,498	2,278,329
LKQ Corp.	107,764	5,995,989
LL Flooring Holdings, Inc. *	9,682	80,554
Lowe’s Cos., Inc.	264,915	51,645,179
Lulu's Fashion Lounge Holdings, Inc. *	2,659	16,645
Macy's, Inc.	112,809	2,352,068
MarineMax, Inc. *	8,793	284,102
Monro, Inc.	13,330	636,507
Murphy USA, Inc.	8,920	2,805,429
National Vision Holdings, Inc. *	32,814	1,215,431
Nordstrom, Inc.	46,290	941,539
Ollie's Bargain Outlet Holdings, Inc. *	23,953	1,341,368
OneWater Marine, Inc., Class A *	4,282	141,306
O'Reilly Automotive, Inc. *	26,425	22,122,217
Overstock.com, Inc. *	19,472	452,724
Party City Holdco, Inc. *	42,981	72,638
Penske Automotive Group, Inc.	10,535	1,175,917
Petco Health & Wellness Co., Inc. *	33,512	352,881
PetMed Express, Inc.	10,374	221,174
Polished.Com, Inc. *	39,276	25,145
Pool Corp.	16,440	5,001,541
Porch Group, Inc. *	33,000	44,880
Poshmark, Inc., Class A *	18,105	323,355
Quotient Technology, Inc. *	36,556	89,928
Qurate Retail, Inc., Class A	145,107	339,550
Rent the Runway, Inc., Class A *(a)	22,080	43,056
Rent-A-Center, Inc.	22,343	465,852
Revolve Group, Inc. *	16,774	402,576
RH *	8,245	2,093,653
Ross Stores, Inc.	145,446	13,917,728
RumbleON, Inc., Class B *	3,322	54,381
Sally Beauty Holdings, Inc. *	43,486	552,707
Shift Technologies, Inc. *	60,782	32,214
Shoe Carnival, Inc.	6,398	153,424
Signet Jewelers Ltd.	19,313	1,259,980
Sleep Number Corp. *	9,204	255,319
Sonic Automotive, Inc., Class A	7,938	371,102
Sportsman's Warehouse Holdings, Inc. *	18,342	164,711
Stitch Fix, Inc., Class A *	32,183	128,732
Target Corp.	192,465	31,612,376
The Aaron's Co., Inc.	12,845	133,845
The Buckle, Inc.	12,022	472,825
The Cato Corp., Class A	7,948	94,661
The Children's Place, Inc. *	5,926	239,884
The Container Store Group, Inc. *	14,357	77,959
The Gap, Inc.	87,050	981,053
The Home Depot, Inc.	426,146	126,194,615
The ODP Corp. *	17,930	709,490
The TJX Cos., Inc.	485,775	35,024,377
Tile Shop Holdings, Inc.	15,152	59,699
Tilly's, Inc., Class A	9,759	86,465
Torrid Holdings, Inc. *(a)	4,414	21,761
Tractor Supply Co.	46,132	10,138,430
TravelCenters of America, Inc. *	5,495	349,372
Ulta Beauty, Inc. *	21,497	9,015,197
Urban Outfitters, Inc. *	24,076	574,453
Victoria's Secret & Co. *	34,060	1,280,656
Vivid Seats, Inc., Class A *	9,000	73,800
Volta, Inc. *(a)	46,753	51,896
Vroom, Inc. *(a)	52,000	54,080
Warby Parker, Inc., Class A *(a)	26,700	428,535
SECURITY	NUMBER OF SHARES	VALUE ($)
Wayfair, Inc., Class A *	31,566	1,196,983
Weyco Group, Inc.	3,125	80,719
Williams-Sonoma, Inc.	28,677	3,551,073
Winmark Corp.	1,169	294,167
Xometry, Inc., Class A *	12,314	739,579
Zumiez, Inc. *	6,961	156,135
		861,405,986

Semiconductors & Semiconductor Equipment 4.3%
ACM Research, Inc., Class A *	17,500	112,000
Advanced Micro Devices, Inc. *	669,824	40,229,629
Aehr Test Systems *(a)	10,009	205,885
Allegro MicroSystems, Inc. *	26,836	681,903
Alpha & Omega Semiconductor Ltd. *	8,697	284,827
Ambarella, Inc. *	15,018	821,935
Amkor Technology, Inc.	40,555	843,138
Amtech Systems, Inc. *	6,347	58,519
Analog Devices, Inc.	215,456	30,728,335
Applied Materials, Inc.	360,801	31,855,120
Atomera, Inc. *(a)	8,289	74,684
Axcelis Technologies, Inc. *	13,316	772,328
AXT, Inc. *	15,887	72,127
Broadcom, Inc.	167,422	78,708,431
CEVA, Inc. *	9,184	254,029
Cirrus Logic, Inc. *	23,294	1,563,493
Cohu, Inc. *	20,399	671,535
Credo Technology Group Holding Ltd. *	37,719	518,259
CyberOptics Corp. *	2,642	142,589
Diodes, Inc. *	18,319	1,312,923
Enphase Energy, Inc. *	56,248	17,268,136
Entegris, Inc.	61,682	4,893,851
Everspin Technologies, Inc. *	9,720	58,612
First Solar, Inc. *	41,103	5,983,364
FormFactor, Inc. *	31,997	646,659
Ichor Holdings Ltd. *	12,049	306,527
Impinj, Inc. *	8,664	993,154
indie Semiconductor, Inc., Class A *(a)	28,439	222,393
Intel Corp.	1,702,857	48,412,225
inTEST Corp. *	4,591	37,187
KLA Corp.	58,787	18,603,146
Kopin Corp. *	40,189	43,404
Kulicke & Soffa Industries, Inc.	24,818	1,040,867
Lam Research Corp.	56,830	23,003,647
Lattice Semiconductor Corp. *	56,590	2,745,181
MACOM Technology Solutions Holdings, Inc. *	21,011	1,215,907
Marvell Technology, Inc.	351,849	13,961,368
MaxLinear, Inc. *	31,788	981,613
Meta Materials, Inc. *	164,284	174,141
Microchip Technology, Inc.	229,403	14,163,341
Micron Technology, Inc.	457,489	24,750,155
MKS Instruments, Inc.	23,985	1,970,368
Monolithic Power Systems, Inc.	18,572	6,304,265
Navitas Semiconductor Corp. *	34,387	144,769
NVE Corp.	1,912	118,563
NVIDIA Corp.	1,038,721	140,196,173
NXP Semiconductors N.V.	108,999	15,922,574
ON Semiconductor Corp. *	179,906	11,051,626
Onto Innovation, Inc. *	21,213	1,417,877
PDF Solutions, Inc. *	12,456	293,713
Photronics, Inc. *	25,270	409,879
Pixelworks, Inc. *	21,959	30,962
Power Integrations, Inc.	23,718	1,582,228
Qorvo, Inc. *	43,113	3,711,167
QUALCOMM, Inc.	465,695	54,793,674
QuickLogic Corp. *	7,578	51,303

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Rambus, Inc. *	45,028	1,358,045
Rigetti Computing, Inc., Class A *	30,086	63,181
Rockley Photonics Holdings Ltd. *	41,332	21,083
Semtech Corp. *	25,993	719,746
Silicon Laboratories, Inc. *	14,216	1,633,703
SiTime Corp. *	6,332	568,677
SkyWater Technology, Inc. *	2,749	22,294
Skyworks Solutions, Inc.	66,278	5,700,571
SMART Global Holdings, Inc. *	20,089	271,804
SolarEdge Technologies, Inc. *	22,992	5,288,850
Synaptics, Inc. *	16,128	1,428,941
Teradyne, Inc.	64,949	5,283,601
Texas Instruments, Inc.	378,700	60,830,581
Transphorm, Inc. *	11,592	79,985
Ultra Clean Holdings, Inc. *	18,706	581,944
Universal Display Corp.	18,394	1,751,477
Veeco Instruments, Inc. *	24,066	438,723
Wolfspeed, Inc. *	51,175	4,030,031
		697,488,945

Software & Services 12.7%
8x8, Inc. *	52,591	222,460
A10 Networks, Inc.	27,651	464,537
Accenture plc, Class A	262,202	74,439,148
ACI Worldwide, Inc. *	46,724	1,136,795
Adeia, Inc.	42,590	476,156
Adobe, Inc. *	194,109	61,823,716
Affirm Holdings, Inc. *	84,607	1,698,062
AgileThought, Inc. *(a)	8,500	38,250
Agilysys, Inc. *	8,166	524,012
Akamai Technologies, Inc. *	65,757	5,808,316
Alarm.com Holdings, Inc. *	20,557	1,209,574
Alkami Technology, Inc. *	15,859	251,365
Altair Engineering, Inc., Class A *	21,241	1,041,871
Alteryx, Inc., Class A *	24,835	1,210,210
American Software, Inc., Class A	13,798	236,360
Amplitude, Inc., Class A *	21,750	365,400
ANSYS, Inc. *	36,069	7,977,020
Appfolio, Inc., Class A *	7,738	970,113
Appian Corp. *	16,978	828,866
AppLovin Corp., Class A *	50,523	856,870
Arteris, Inc. *	9,920	54,957
Asana, Inc., Class A *	31,239	643,523
Aspen Technology, Inc. *	12,084	2,917,682
Asure Software, Inc. *	7,413	48,926
AudioEye, Inc. *	4,308	23,005
Autodesk, Inc. *	90,169	19,323,217
Automatic Data Processing, Inc.	172,242	41,630,891
AvePoint, Inc. *	34,675	151,530
AvidXchange Holdings, Inc. *	56,022	509,800
Backblaze, Inc., Class A *	5,377	25,218
Benefitfocus, Inc. *	12,031	84,819
Bentley Systems, Inc., Class B	80,599	2,843,533
BigCommerce Holdings, Inc. *	23,831	354,129
Bill.com Holdings, Inc. *	38,996	5,200,507
Black Knight, Inc. *	64,734	3,914,465
Blackbaud, Inc. *	18,530	1,013,591
Blackline, Inc. *	22,646	1,268,176
Blend Labs, Inc., Class A *(a)	73,956	185,630
Block, Inc. *	220,360	13,237,025
Box, Inc., Class A *	59,314	1,723,072
Braze, Inc., Class A *(a)	12,447	368,556
Brightcove, Inc. *	15,409	103,240
Broadridge Financial Solutions, Inc.	48,489	7,276,259
BTRS Holdings, Inc., Class A *	38,657	364,922
C3.ai, Inc., Class A *	34,968	458,430
Cadence Design Systems, Inc. *	113,554	17,190,940
SECURITY	NUMBER OF SHARES	VALUE ($)
Cantaloupe, Inc. *	26,721	89,515
Cass Information Systems, Inc.	4,994	213,643
CCC Intelligent Solutions Holdings, Inc. *	44,273	413,067
Cerberus Cyber Sentinel Corp. *(a)	16,788	58,086
Cerence, Inc. *	16,591	285,365
Ceridian HCM Holding, Inc. *	64,139	4,245,360
ChannelAdvisor Corp. *	13,078	301,317
Cipher Mining, Inc. *	16,000	16,160
Cleanspark, Inc. *(a)	17,826	62,034
Clear Secure, Inc., Class A *	29,467	796,198
Clearwater Analytics Holdings, Inc., Class A *	21,692	353,363
Cloudflare, Inc., Class A *	117,405	6,612,250
Cognizant Technology Solutions Corp., Class A	215,087	13,389,166
CommVault Systems, Inc. *	18,396	1,120,132
Computer Task Group, Inc. *	7,864	60,160
Concentrix Corp.	17,911	2,189,262
Conduent, Inc. *	68,566	282,492
Confluent, Inc., Class A *	57,998	1,558,986
Consensus Cloud Solutions, Inc. *	7,116	399,492
Core Scientific, Inc., Class A *(a)	115,010	23,002
CoreCard Corp. *	2,218	54,341
Couchbase, Inc. *	10,823	138,534
Coupa Software, Inc. *	31,724	1,688,668
Crowdstrike Holdings, Inc., Class A *	88,684	14,295,861
CS Disco, Inc. *	8,360	89,619
CSG Systems International, Inc.	13,804	892,705
Cvent Holding Corp. *	28,902	169,077
Cyxtera Technologies, Inc. *	25,255	61,117
Datadog, Inc., Class A *	102,281	8,234,643
Digimarc Corp. *(a)	5,752	93,988
Digital Turbine, Inc. *	36,295	529,907
DigitalOcean Holdings, Inc. *	25,176	904,322
DocuSign, Inc. *	83,127	4,015,034
Dolby Laboratories, Inc., Class A	25,720	1,719,125
Domo, Inc., Class B *	11,799	208,488
DoubleVerify Holdings, Inc. *	26,360	770,503
Dropbox, Inc., Class A *	114,985	2,500,924
Duck Creek Technologies, Inc. *	30,427	363,298
DXC Technology Co. *	96,179	2,765,146
Dynatrace, Inc. *	83,057	2,926,929
E2open Parent Holdings, Inc. *	72,014	419,842
Ebix, Inc.	10,319	204,213
Edgio, Inc. *	50,335	135,401
eGain Corp. *	7,634	61,454
Elastic N.V. *	31,652	2,024,145
Enfusion, Inc., Class A *	7,152	101,344
EngageSmart, Inc. *	12,468	244,872
Envestnet, Inc. *	23,278	1,147,838
EPAM Systems, Inc. *	23,820	8,337,000
Euronet Worldwide, Inc. *	19,929	1,674,235
Everbridge, Inc. *	16,799	526,313
EverCommerce, Inc. *	12,868	112,080
EVERTEC, Inc.	28,074	1,005,330
Evo Payments, Inc., Class A *	20,481	690,005
ExlService Holdings, Inc. *	13,619	2,476,615
Expensify, Inc., Class A *	18,547	242,780
Fair Isaac Corp. *	10,452	5,004,836
Fastly, Inc., Class A *	47,725	405,185
Fidelity National Information Services, Inc.	252,117	20,923,190
Fiserv, Inc. *	265,214	27,248,086
Five9, Inc. *	28,901	1,741,574
FleetCor Technologies, Inc. *	31,009	5,771,395
Flywire Corp. *	25,620	562,359
ForgeRock, Inc., Class A *	12,643	285,226

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fortinet, Inc. *	271,539	15,521,169
Freshworks, Inc., Class A *	60,347	820,116
Gartner, Inc. *	32,863	9,921,997
Genpact Ltd.	69,934	3,391,799
Gitlab, Inc., Class A *	22,050	1,068,543
Global Payments, Inc.	114,833	13,120,819
GoDaddy, Inc., Class A *	64,792	5,209,277
Grid Dynamics Holdings, Inc. *	20,547	279,645
Guidewire Software, Inc. *	34,292	2,037,288
HashiCorp, Inc., Class A *	16,352	502,497
HubSpot, Inc. *	19,963	5,920,227
I3 Verticals, Inc., Class A *	8,999	195,818
Informatica, Inc., Class A *	15,704	304,029
Information Services Group, Inc.	16,112	87,488
Innodata, Inc. *	7,993	26,457
Instructure Holdings, Inc. *	7,414	175,119
Intapp, Inc. *	7,641	171,617
InterDigital, Inc.	12,475	622,128
International Business Machines Corp.	374,488	51,787,945
International Money Express, Inc. *	13,887	375,366
Intrusion, Inc. *	5,866	29,213
Intuit, Inc.	117,034	50,032,035
Ipsidy, Inc. *	7,100	8,520
IronNet, Inc. *	13,000	9,230
Issuer Direct Corp. *	1,318	27,849
Jack Henry & Associates, Inc.	30,230	6,017,584
Jamf Holding Corp. *	19,093	451,931
Kaltura, Inc. *	33,164	62,017
KnowBe4, Inc., Class A *	33,494	823,283
Kyndryl Holdings, Inc. *	85,848	830,150
LivePerson, Inc. *	29,329	310,008
LiveRamp Holdings, Inc. *	27,198	499,355
Manhattan Associates, Inc. *	25,752	3,133,246
Marathon Digital Holdings, Inc. *(a)	44,384	581,874
Marqeta, Inc., Class A *	165,336	1,302,848
Mastercard, Inc., Class A	353,757	116,095,972
Matterport, Inc. *	91,473	319,241
Maximus, Inc.	24,920	1,536,816
MeridianLink, Inc. *	8,842	159,156
Microsoft Corp.	3,093,292	718,045,872
MicroStrategy, Inc., Class A *(a)	4,015	1,074,053
Mitek Systems, Inc. *	18,641	210,830
Model N, Inc. *	14,770	561,260
Momentive Global, Inc. *	51,553	400,051
MoneyGram International, Inc. *	42,227	447,184
MongoDB, Inc. *	28,187	5,159,067
N-Able, Inc. *	27,358	296,287
nCino, Inc. *	31,691	997,633
NCR Corp. *	57,044	1,212,755
New Relic, Inc. *	23,513	1,392,910
NextNav, Inc. *	7,000	24,010
NortonLifeLock, Inc.	246,228	5,547,517
Nutanix, Inc., Class A *	92,241	2,527,403
Okta, Inc. *	62,102	3,485,164
Olo, Inc., Class A *	44,208	389,472
OMNIQ Corp. *	3,906	23,358
ON24, Inc. *	17,135	139,479
OneSpan, Inc. *	12,949	142,309
Oracle Corp.	629,918	49,177,698
PagerDuty, Inc. *	33,688	840,179
Palantir Technologies, Inc., Class A *	725,964	6,381,224
Palo Alto Networks, Inc. *	124,080	21,290,887
Park City Group, Inc.	6,299	30,676
Paya Holdings, Inc. *	32,804	263,744
Paychex, Inc.	132,841	15,716,419
Paycom Software, Inc. *	20,229	6,999,234
Paycor HCM, Inc. *	21,166	644,928
SECURITY	NUMBER OF SHARES	VALUE ($)
Paylocity Holding Corp. *	17,115	3,967,086
Paymentus Holdings, Inc., Class A *	8,752	91,021
Payoneer Global, Inc. *	82,495	639,336
PayPal Holdings, Inc. *	480,011	40,119,319
Paysign, Inc. *	18,698	45,810
Pegasystems, Inc.	17,128	637,333
Perficient, Inc. *	14,160	948,295
PFSweb, Inc. *	6,123	58,597
Phunware, Inc. *(a)	55,482	64,914
PowerSchool Holdings, Inc., Class A *	13,708	274,160
Priority Technology Holdings, Inc. *	9,469	48,576
Procore Technologies, Inc. *	28,242	1,543,708
Progress Software Corp.	18,097	923,490
PROS Holdings, Inc. *	17,218	429,589
PTC, Inc. *	43,889	5,171,441
Q2 Holdings, Inc. *	23,269	722,270
Qualtrics International, Inc., Class A *	43,174	516,793
Qualys, Inc. *	14,280	2,035,757
Quantum Computing, Inc. *(a)	10,216	22,782
Rackspace Technology, Inc. *	24,535	126,355
Rapid7, Inc. *	23,968	1,085,031
Remitly Global, Inc. *	40,093	465,881
Repay Holdings Corp. *	32,506	197,962
Rimini Street, Inc. *	21,843	122,539
RingCentral, Inc., Class A *	32,103	1,140,299
Riot Blockchain, Inc. *(a)	57,291	394,735
Roper Technologies, Inc.	43,988	18,234,785
Ryvyl, Inc. *	10,419	10,068
Sabre Corp. *	132,063	767,286
Salesforce, Inc. *	412,852	67,125,607
Samsara, Inc., Class A *	33,703	414,884
SecureWorks Corp., Class A *	5,067	41,448
SEMrush Holdings, Inc., Class A *	13,062	159,748
SentinelOne, Inc., Class A *	82,245	1,878,476
ServiceNow, Inc. *	83,811	35,262,640
Shift4 Payments, Inc., Class A *	20,937	962,474
ShotSpotter, Inc. *	3,910	148,580
Smartsheet, Inc., Class A *	54,857	1,915,606
Smith Micro Software, Inc. *	24,721	55,869
Snowflake, Inc., Class A *	117,556	18,844,227
SolarWinds Corp. *	17,754	165,645
Soluna Holdings, Inc. *	5,346	5,934
SoundHound AI, Inc., Class A *(a)	45,830	124,199
Splunk, Inc. *	61,598	5,119,410
Sprinklr, Inc., Class A *	25,637	237,142
Sprout Social, Inc., Class A *	19,288	1,163,645
SPS Commerce, Inc. *	14,979	1,895,143
Squarespace, Inc., Class A *	17,641	391,807
SRAX, Inc. *	9,789	16,054
SS&C Technologies Holdings, Inc.	92,249	4,743,444
Sumo Logic, Inc. *	46,233	356,456
Switch, Inc., Class A	58,846	2,003,706
Synchronoss Technologies, Inc. *	37,860	40,132
Synopsys, Inc. *	63,431	18,556,739
TaskUS, Inc., Class A *	10,367	209,310
Telos Corp. *	24,709	261,915
Tenable Holdings, Inc. *	46,032	1,870,740
Teradata Corp. *	43,028	1,359,255
The Hackett Group, Inc.	11,502	251,204
The Western Union Co.	159,351	2,152,832
Thoughtworks Holding, Inc. *	27,607	265,303
Toast, Inc., Class A *	123,884	2,736,598
TTEC Holdings, Inc.	7,597	337,839
Tucows, Inc., Class A *	4,136	185,913
Twilio, Inc., Class A *	72,193	5,368,993
Tyler Technologies, Inc. *	17,230	5,570,976
UiPath, Inc., Class A *	143,198	1,811,455
Unisys Corp. *	28,890	245,565

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Unity Software, Inc. *	73,573	2,170,403
Upland Software, Inc. *	13,488	108,444
UserTesting, Inc. *	19,882	147,127
Varonis Systems, Inc. *	44,934	1,202,883
Verint Systems, Inc. *	26,918	953,705
VeriSign, Inc. *	38,787	7,775,242
Veritone, Inc. *(a)	11,260	83,437
Verra Mobility Corp. *	59,168	1,009,998
Vertex, Inc., Class A *	15,520	279,670
Viant Technology, Inc., Class A *	10,390	47,378
VirnetX Holding Corp. *	26,091	32,875
Visa, Inc., Class A	677,954	140,444,951
VMware, Inc., Class A	85,405	9,610,625
Weave Communications, Inc. *	12,631	69,470
WEX, Inc. *	18,445	3,027,562
WM Technology, Inc. *	18,000	36,900
Workday, Inc., Class A *	82,498	12,854,838
Workiva, Inc. *	18,949	1,474,422
Xperi, Inc. *	17,036	237,993
Yext, Inc. *	50,326	267,734
Zendesk, Inc. *	51,340	3,937,265
ZeroFox Holdings, Inc. *(a)	12,914	56,305
Zeta Global Holdings Corp., Class A *	52,022	433,863
Zoom Video Communications, Inc., Class A *	91,780	7,658,123
Zscaler, Inc. *	34,786	5,360,523
Zuora, Inc., Class A *	48,922	376,210
		2,040,643,093

Technology Hardware & Equipment 7.9%
908 Devices, Inc. *	8,267	132,189
ADTRAN Holdings, Inc.	29,034	652,104
Advanced Energy Industries, Inc.	15,124	1,189,503
Aeva Technologies, Inc. *	37,597	75,194
AEye, Inc. *	40,414	35,180
Airgain, Inc. *	7,096	51,517
Airspan Networks Holdings, Inc. *	16,700	39,579
Akoustis Technologies, Inc. *	28,099	93,570
Alpine 4 Holdings, Inc. *	57,587	41,578
Amphenol Corp., Class A	246,453	18,688,531
Apple Inc.	6,265,763	960,792,098
Applied Optoelectronics, Inc. *(a)	21,899	60,222
Arista Networks, Inc. *	101,981	12,325,424
Arlo Technologies, Inc. *	36,675	188,876
Arrow Electronics, Inc. *	26,688	2,702,427
AstroNova, Inc. *	4,313	51,109
Aviat Networks, Inc. *	4,009	130,934
Avid Technology, Inc. *	13,251	364,270
Avnet, Inc.	38,792	1,559,051
Badger Meter, Inc.	12,197	1,371,919
Bel Fuse, Inc., Class B	5,485	177,769
Belden, Inc.	18,105	1,260,651
Benchmark Electronics, Inc.	14,875	422,301
Boxlight Corp., Class A *	46,965	24,882
CalAmp Corp. *	14,173	53,857
Calix, Inc. *	23,585	1,736,799
Cambium Networks Corp. *	4,047	78,309
Casa Systems, Inc. *	13,736	43,268
CDW Corp.	56,148	9,702,936
Cepton, Inc. *(a)	18,174	39,983
Ciena Corp. *	62,551	2,996,193
Cisco Systems, Inc.	1,717,229	78,013,713
Clearfield, Inc. *	4,833	587,065
Cognex Corp.	72,309	3,342,845
Coherent Corp. *	54,005	1,815,108
CommScope Holding Co., Inc. *	88,343	1,169,661
Comtech Telecommunications Corp.	11,741	129,738
SECURITY	NUMBER OF SHARES	VALUE ($)
Corning, Inc.	314,810	10,127,438
Corsair Gaming, Inc. *(a)	17,044	235,207
CPI Card Group, Inc. *	2,603	51,253
CTS Corp.	13,324	526,565
Daktronics, Inc. *	14,170	48,461
Dell Technologies, Inc., Class C	109,515	4,205,376
Diebold Nixdorf, Inc. *	28,307	70,484
Digi International, Inc. *	15,032	606,241
DZS, Inc. *	6,832	108,560
Eastman Kodak Co. *	26,841	143,599
EMCORE Corp. *	11,147	17,055
ePlus, Inc. *	11,248	548,003
Evolv Technologies Holdings, Inc. *	21,918	64,220
Extreme Networks, Inc. *	51,702	927,534
F5, Inc. *	24,821	3,547,169
Fabrinet *	15,120	1,729,728
FARO Technologies, Inc. *	8,279	241,830
Focus Universal, Inc. *	7,000	71,260
Genasys, Inc. *	20,918	59,616
Harmonic, Inc. *	43,209	667,579
Hewlett Packard Enterprise Co.	537,460	7,669,554
HP, Inc.	377,792	10,434,615
Identiv, Inc. *	8,288	99,870
Immersion Corp. *	13,101	69,959
Infinera Corp. *	80,673	452,576
Inseego Corp. *	33,215	75,066
Insight Enterprises, Inc. *	12,638	1,194,417
Intevac, Inc. *	15,485	69,218
IonQ, Inc. *(a)	62,676	369,162
IPG Photonics Corp. *	13,678	1,171,658
Iteris, Inc. *	14,737	44,211
Itron, Inc. *	19,746	965,382
Jabil, Inc.	56,943	3,658,588
Juniper Networks, Inc.	133,750	4,092,750
Keysight Technologies, Inc. *	74,430	12,961,985
Kimball Electronics, Inc. *	10,963	226,605
Knowles Corp. *	38,215	525,456
KVH Industries, Inc. *	5,414	58,092
Lantronix, Inc. *	11,128	56,196
Lightwave Logic, Inc. *(a)	49,166	416,436
Littelfuse, Inc.	10,354	2,280,469
Lumentum Holdings, Inc. *	28,982	2,157,710
Luna Innovations, Inc. *	11,699	60,718
Methode Electronics, Inc.	15,172	625,542
MicroVision, Inc. *(a)	65,500	239,730
MICT, Inc. *	40,861	29,902
Mirion Technologies, Inc. *	52,479	424,030
Motorola Solutions, Inc.	69,243	17,290,670
Movano, Inc. *	16,747	37,178
Napco Security Technologies, Inc. *	12,442	353,602
National Instruments Corp.	55,528	2,120,059
Neonode, Inc. *	4,440	16,206
NetApp, Inc.	91,234	6,319,779
NETGEAR, Inc. *	11,235	220,768
NetScout Systems, Inc. *	28,598	1,027,240
nLight, Inc. *	17,442	187,850
Novanta, Inc. *	14,759	2,086,923
Ondas Holdings, Inc. *(a)	14,133	56,532
One Stop Systems, Inc. *	12,911	41,573
OSI Systems, Inc. *	6,538	537,293
PAR Technology Corp. *	12,016	345,820
PC Connection, Inc.	4,459	236,951
PCTEL, Inc. *	8,960	41,664
Plexus Corp. *	11,573	1,138,783
Powerfleet, Inc. *	22,541	59,734
Pure Storage, Inc., Class A *	116,774	3,603,646
Quantum Corp. *	57,798	81,495
Red Cat Holdings, Inc. *	18,398	24,837

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Research Frontiers, Inc. *	21,870	53,363
RF Industries Ltd. *	7,044	38,108
Ribbon Communications, Inc. *	38,255	101,376
Richardson Electronics Ltd/United States	5,554	133,796
Rogers Corp. *	7,848	1,846,870
Sanmina Corp. *	23,680	1,327,264
ScanSource, Inc. *	10,228	316,863
Seagate Technology Holdings plc	80,957	4,020,325
SmartRent, Inc. *(a)	54,496	149,864
Sono-Tek Corp. *	2,719	19,386
Super Micro Computer, Inc. *	18,786	1,307,318
TD SYNNEX Corp.	17,326	1,585,502
TE Connectivity Ltd.	132,380	16,180,807
Teledyne Technologies, Inc. *	19,500	7,760,610
Trimble, Inc. *	103,198	6,208,392
TTM Technologies, Inc. *	43,639	668,113
Turtle Beach Corp. *	6,086	47,471
Ubiquiti, Inc.	1,706	591,556
Velodyne Lidar, Inc. *	75,343	74,401
ViaSat, Inc. *	31,766	1,301,135
Viavi Solutions, Inc. *	96,616	1,458,902
Vishay Intertechnology, Inc.	53,739	1,123,683
Vishay Precision Group, Inc. *	5,394	182,048
Vontier Corp.	65,254	1,246,351
Wayside Technology Group, Inc.	2,316	72,746
Western Digital Corp. *	130,425	4,482,707
Wrap Technologies, Inc. *(a)	24,437	28,958
Xerox Holdings Corp.	48,642	711,632
Zebra Technologies Corp., Class A *	21,537	6,099,709
		1,271,535,287

Telecommunication Services 1.1%
Anterix, Inc. *	7,462	286,168
AST SpaceMobile, Inc. *(a)	19,782	143,024
AT&T, Inc.	2,955,516	53,879,057
ATN International, Inc.	4,947	213,314
Bandwidth, Inc., Class A *	9,570	113,596
Charge Enterprises, Inc. *	38,686	85,883
Cogent Communications Holdings, Inc.	17,518	919,870
Consolidated Communications Holdings, Inc. *	28,849	149,149
EchoStar Corp., Class A *	15,741	297,033
Frontier Communications Parent, Inc. *	91,781	2,149,511
Globalstar, Inc. *	311,151	675,198
Gogo, Inc. *	27,853	396,070
IDT Corp., Class B *	8,928	232,664
Iridium Communications, Inc. *	52,464	2,703,470
KORE Group Holdings, Inc. *	12,000	36,720
Liberty Global plc, Class A *	70,809	1,193,840
Liberty Global plc, Class C *	116,530	2,057,920
Liberty Latin America Ltd., Class A *	21,685	168,709
Liberty Latin America Ltd., Class C *	68,742	535,500
Lumen Technologies, Inc.	398,859	2,935,602
Ooma, Inc. *	9,711	157,609
Radius Global Infrastructure, Inc., Class A *	30,999	289,841
Shenandoah Telecommunications Co.	20,103	455,534
Spok Holdings, Inc.	10,025	88,120
Starry Group Holdings, Inc., Class A *	42,774	9,453
Telephone & Data Systems, Inc.	41,799	710,583
T-Mobile US, Inc. *	249,432	37,803,914
United States Cellular Corp. *	5,896	183,778
SECURITY	NUMBER OF SHARES	VALUE ($)
Verizon Communications, Inc.	1,742,180	65,105,266
		173,976,396

Transportation 1.8%
Air T, Inc. *	1,445	31,660
Air Transport Services Group, Inc. *	24,772	723,342
Alaska Air Group, Inc. *	53,561	2,381,322
Allegiant Travel Co. *	6,136	460,507
AMERCO	4,034	2,320,316
American Airlines Group, Inc. *	269,132	3,816,292
ArcBest Corp.	10,126	804,308
Atlas Air Worldwide Holdings, Inc. *	10,949	1,107,382
Avis Budget Group, Inc. *	12,076	2,855,491
Bird Global, Inc., Class A *	105,731	45,908
Blade Air Mobility, Inc. *	17,729	79,781
C.H. Robinson Worldwide, Inc.	51,399	5,022,710
Covenant Logistics Group, Inc.	3,394	128,429
CSX Corp.	887,771	25,798,625
Daseke, Inc. *	25,341	151,032
Delta Air Lines, Inc. *	267,338	9,070,778
Eagle Bulk Shipping, Inc.	4,187	202,567
Expeditors International of Washington, Inc.	67,839	6,638,046
FedEx Corp.	99,325	15,919,811
Forward Air Corp.	10,979	1,162,347
Frontier Group Holdings, Inc. *	16,091	210,953
FTAI Infrastructure, Inc. *	43,117	118,572
Genco Shipping & Trading Ltd.	14,965	200,531
GXO Logistics, Inc. *	49,069	1,792,981
Hawaiian Holdings, Inc. *	20,206	291,573
Heartland Express, Inc.	18,795	279,670
Hertz Global Holdings, Inc. *	73,728	1,356,595
Hub Group, Inc., Class A *	13,809	1,071,578
JB Hunt Transport Services, Inc.	34,465	5,895,928
JetBlue Airways Corp. *	132,935	1,068,797
Joby Aviation, Inc. *(a)	118,668	571,980
Kirby Corp. *	24,458	1,705,946
Knight-Swift Transportation Holdings, Inc.	67,088	3,222,237
Landstar System, Inc.	15,003	2,343,769
Lyft, Inc., Class A *	125,069	1,831,010
Marten Transport Ltd.	24,450	458,927
Matson, Inc.	16,980	1,249,388
Mesa Air Group, Inc. *	22,871	33,849
Norfolk Southern Corp.	97,405	22,215,158
Old Dominion Freight Line, Inc.	37,962	10,424,365
P.A.M. Transportation Services, Inc. *	1,961	54,614
Pangaea Logistics Solutions Ltd.	13,298	64,229
Radiant Logistics, Inc. *	16,850	102,280
Ryder System, Inc.	21,359	1,719,613
Saia, Inc. *	11,056	2,198,596
Schneider National, Inc., Class B	14,219	316,231
SkyWest, Inc. *	20,970	370,750
Southwest Airlines Co. *	245,436	8,921,599
Spirit Airlines, Inc.	45,820	1,008,040
Sun Country Airlines Holdings, Inc. *	14,296	232,739
TuSimple Holdings, Inc., Class A *	58,585	200,947
Uber Technologies, Inc. *	822,244	21,847,023
Union Pacific Corp.	258,881	51,035,800
United Airlines Holdings, Inc. *	136,481	5,879,601
United Parcel Service, Inc., Class B	303,294	50,883,634
Universal Logistics Holdings, Inc.	3,300	105,600
US Xpress Enterprises, Inc., Class A *	8,327	19,402
Werner Enterprises, Inc.	23,950	938,840
Wheels Up Experience, Inc. *	67,393	119,286
XPO Logistics, Inc. *	48,289	2,498,473

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Yellow Corp. *	13,029	57,718
		283,639,476

Utilities 2.8%
ALLETE, Inc.	23,316	1,311,991
Alliant Energy Corp.	104,010	5,426,202
Altus Power, Inc. *	13,336	132,827
Ameren Corp.	107,072	8,728,509
American Electric Power Co., Inc.	213,169	18,741,819
American States Water Co.	15,159	1,371,283
American Water Works Co., Inc.	75,749	11,009,360
Artesian Resources Corp., Class A	2,941	153,756
Atmos Energy Corp.	58,205	6,201,743
Avangrid, Inc.	29,783	1,211,572
Avista Corp.	29,804	1,222,858
Black Hills Corp.	26,602	1,738,973
Cadiz, Inc. *	15,822	30,853
California Water Service Group	22,389	1,389,461
CenterPoint Energy, Inc.	261,774	7,489,354
Chesapeake Utilities Corp.	7,111	884,466
Clearway Energy, Inc., Class A	14,344	463,742
Clearway Energy, Inc., Class C	33,157	1,151,874
CMS Energy Corp.	120,766	6,889,700
Consolidated Edison, Inc.	147,218	12,949,295
Consolidated Water Co., Ltd.	4,898	89,927
Constellation Energy Corp.	135,678	12,826,998
Dominion Energy, Inc.	344,628	24,113,621
DTE Energy Co.	80,315	9,004,115
Duke Energy Corp.	319,097	29,733,459
Edison International	157,747	9,471,130
Entergy Corp.	84,753	9,080,436
Essential Utilities, Inc.	98,999	4,377,736
Evergy, Inc.	95,610	5,844,639
Eversource Energy	144,127	10,994,008
Exelon Corp.	410,789	15,852,348
FirstEnergy Corp.	225,733	8,512,391
Genie Energy Ltd., Class B	6,776	66,202
Global Water Resources, Inc.	4,694	59,895
Hawaiian Electric Industries, Inc.	45,090	1,715,224
IDACORP, Inc.	20,845	2,182,472
MGE Energy, Inc.	14,691	1,000,310
Middlesex Water Co.	7,852	702,518
Montauk Renewables, Inc. *	25,936	388,262
National Fuel Gas Co.	38,209	2,578,725
New Jersey Resources Corp.	40,011	1,786,091
NextEra Energy, Inc.	814,916	63,155,990
NiSource, Inc.	168,378	4,325,631
Northwest Natural Holding Co.	14,215	683,599
NorthWestern Corp.	23,430	1,237,807
NRG Energy, Inc.	97,250	4,317,900
OGE Energy Corp.	82,465	3,020,693
ONE Gas, Inc.	22,158	1,716,802
Ormat Technologies, Inc.	18,201	1,646,281
Otter Tail Corp.	17,852	1,203,582
PG&E Corp. *	666,570	9,951,890
Pinnacle West Capital Corp.	46,637	3,134,473
PNM Resources, Inc.	36,396	1,691,322
Portland General Electric Co.	37,443	1,682,688
PPL Corp.	306,458	8,118,072
Public Service Enterprise Group, Inc.	206,997	11,606,322
Pure Cycle Corp. *	8,445	72,880
RGC Resources, Inc.	3,883	83,290
Sempra Energy	130,313	19,669,444
SJW Group	10,919	771,755
South Jersey Industries, Inc.	51,842	1,797,362
Southwest Gas Holdings, Inc.	25,522	1,864,893
Spire, Inc.	21,367	1,491,630
SECURITY	NUMBER OF SHARES	VALUE ($)
Sunnova Energy International, Inc. *	41,254	764,849
The AES Corp.	278,415	7,283,336
The Southern Co.	440,228	28,826,129
The York Water Co.	6,196	269,898
UGI Corp.	86,600	3,059,578
Unitil Corp.	7,063	372,291
Via Renewables, Inc.	6,556	45,826
Vistra Corp.	160,737	3,692,129
WEC Energy Group, Inc.	130,645	11,931,808
Xcel Energy, Inc.	227,072	14,784,658
		453,154,953
Total Common Stocks (Cost $9,413,955,696)		15,979,113,144

PREFERRED STOCKS 0.0% OF NET ASSETS

Software & Services 0.0%
SRAX, Inc. *(b)	9,789	587
Total Preferred Stocks (Cost $530)		587

RIGHTS 0.0% OF NET ASSETS

Consumer Durables & Apparel 0.0%
ZAGG, Inc. CVR *(b)	8,000	720

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	5,747	10,301
F-star Therapeutics, Inc. Agonist CVR *(b)	975	415
F-star Therapeutics, Inc. Antagonist CVR *(b)	975	415
		11,131
Total Rights (Cost $720)		11,851

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (d)(e)	41,672,354	41,672,354
Total Short-Term Investments (Cost $41,672,354)		41,672,354
Total Investments in Securities (Cost $9,455,629,300)		16,020,797,936

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/16/22	114	10,562,100	579,686
S&P 500 Index, e-mini, expires 12/16/22	307	59,604,050	2,368,565
Net Unrealized Appreciation			2,948,251

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $39,625,164.
(b)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2022:
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$46,634,301	$4,717,931	$—	$—	($1,149,217)	$50,203,015	630,137	$476,594

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$15,110,337,328	$—	$—	$15,110,337,328
Automobiles & Components	352,285,243	—	16,736	352,301,979
Real Estate	516,473,837	—	0*	516,473,837
Preferred Stocks[1]
Software & Services	—	—	587	587
Rights [1]
Consumer Durables & Apparel	—	—	720	720
Pharmaceuticals, Biotechnology & Life Sciences	—	—	11,131	11,131
Short-Term Investments[1]	41,672,354	—	—	41,672,354
Futures Contracts[2]	2,948,251	—	—	2,948,251
Total	$16,023,717,013	$—	$29,174	$16,023,746,187

*	Level 3 amount shown includes securities determined to have no value at October 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $23,776,365)		$50,203,015
Investments in securities, at value - unaffiliated (cost $9,431,852,935) including securities on loan of $39,625,164		15,970,594,921
Cash		64,521,734
Deposit with broker for futures contracts		3,647,001
Receivables:
Fund shares sold		13,880,553
Dividends		11,576,025
Income from securities on loan	+	234,103
Total assets		16,114,657,352
Liabilities
Collateral held for securities on loan		41,672,354
Payables:
Fund shares redeemed		26,045,127
Variation margin on futures contracts		375,495
Investment adviser fees	+	366,711
Total liabilities		68,459,687
Net assets		$16,046,197,665
Net Assets by Source
Capital received from investors		$9,456,152,539
Total distributable earnings	+	6,590,045,126
Net assets		$16,046,197,665

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$16,046,197,665		240,127,163		$66.82

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $61,432)		$247,713,044
Dividends received from securities - affiliated		476,594
Interest received from securities - unaffiliated		312,974
Securities on loan, net	+	2,824,819
Total investment income		251,327,431
Expenses
Investment adviser fees		5,132,595
Proxy fees[1]	+	431,115
Total expenses	–	5,563,710
Net investment income		245,763,721
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(50,051,270)
Net realized losses on futures contracts	+	(12,721,600)
Net realized losses		(62,772,870)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(1,149,217)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(3,392,134,174)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(296,828)
Net change in unrealized appreciation (depreciation)	+	(3,393,580,219)
Net realized and unrealized losses		(3,456,353,089)
Decrease in net assets resulting from operations		($3,210,589,368)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$245,763,721	$213,096,831
Net realized gains (losses)		(62,772,870)	34,732,921
Net change in unrealized appreciation (depreciation)	+	(3,393,580,219)	5,009,497,999
Increase (decrease) in net assets resulting from operations		($3,210,589,368)	$5,257,327,751
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($271,189,903)	($218,157,695)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		42,748,598	$3,156,883,859	45,495,323	$3,270,028,626
Shares reinvested		2,402,741	195,366,859	2,374,705	156,303,072
Shares redeemed	+	(28,345,522)	(2,055,951,707)	(23,925,141)	(1,721,261,599)
Net transactions in fund shares		16,805,817	$1,296,299,011	23,944,887	$1,705,070,099
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		223,321,346	$18,231,677,925	199,376,459	$11,487,437,770
Total increase (decrease)	+	16,805,817	(2,185,480,260)	23,944,887	6,744,240,155
End of period		240,127,163	$16,046,197,665	223,321,346	$18,231,677,925

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$89.23	$62.76	$49.06	$42.37	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.64	0.56	0.55	0.57	0.46
Net realized and unrealized gains (losses)	(22.20)	26.39	13.65	6.52	1.91 [3]
Total from investment operations	(21.56)	26.95	14.20	7.09	2.37
Less distributions:
Distributions from net investment income	(0.51)	(0.48)	(0.50)	(0.40)	—
Distributions from net realized gains	(1.07)	—	—	—	—
Total distributions	(1.58)	(0.48)	(0.50)	(0.40)	—
Net asset value at end of period	$66.09	$89.23	$62.76	$49.06	$42.37
Total return	(24.63%)	43.14%	29.16%	17.04%	5.93% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035% [5]	0.035%	0.035%	0.035% [6]	0.040% [7,8]
Net operating expenses	N/A	N/A	N/A	N/A	0.02% [7,8]
Net investment income (loss)	0.86%	0.73%	0.97%	1.27%	1.23% [7]
Portfolio turnover rate	18%	18%	41%	46%	23% [4]
Net assets, end of period (x 1,000)	$928,988	$881,159	$487,205	$165,819	$92,752

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[4]	Not annualized.
[5]	Ratio includes less than 0.0005% of non-routine proxy expenses.
[6]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio.
[7]	Annualized.
[8]	The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Automobiles & Components 3.3%
Aptiv plc *	3,488	317,652
Lucid Group, Inc. *(a)	25,664	366,739
Tesla, Inc. *	130,967	29,800,231
		30,484,622

Banks 0.1%
First Citizens BancShares, Inc., Class A	154	126,606
Rocket Cos., Inc., Class A	3,221	22,225
Signature Bank	154	24,414
SVB Financial Group *	1,930	445,753
UWM Holdings Corp.	3,500	11,480
Western Alliance Bancorp	3,301	221,728
		852,206

Capital Goods 4.2%
A.O. Smith Corp.	1,561	85,512
Advanced Drainage Systems, Inc.	3,294	381,709
AECOM	369	27,778
AGCO Corp.	418	51,903
Allegion plc	3,559	372,876
Allison Transmission Holdings, Inc.	3,823	161,522
Armstrong World Industries, Inc.	1,312	99,148
Axon Enterprise, Inc. *	2,687	390,797
BWX Technologies, Inc.	1,798	102,450
Carlisle Cos., Inc.	2,226	531,569
Caterpillar, Inc.	23,680	5,125,773
ChargePoint Holdings, Inc. *(a)	12,749	178,231
Core & Main, Inc., Class A *	1,252	29,522
Deere & Co.	14,436	5,714,057
Donaldson Co., Inc.	1,034	59,403
Emerson Electric Co.	9,691	839,241
Fastenal Co.	29,616	1,431,341
Fortune Brands Home & Security, Inc.	2,274	137,168
Generac Holdings, Inc. *	3,197	370,564
General Electric Co.	3,167	246,424
Graco, Inc.	5,931	412,679
HEICO Corp.	2,211	359,597
HEICO Corp., Class A	3,734	475,338
Honeywell International, Inc.	10,207	2,082,432
Howmet Aerospace, Inc.	1,818	64,630
Huntington Ingalls Industries, Inc.	436	112,083
IDEX Corp.	696	154,728
Illinois Tool Works, Inc.	14,366	3,067,572
Lincoln Electric Holdings, Inc.	2,877	408,534
Lockheed Martin Corp.	12,225	5,949,663
Masco Corp.	593	27,438
Nordson Corp.	705	158,625
Northrop Grumman Corp.	884	485,325
Otis Worldwide Corp.	2,647	186,984
Parker-Hannifin Corp.	1,501	436,221
Plug Power, Inc. *	13,312	212,726
Quanta Services, Inc.	3,988	566,455
SECURITY	NUMBER OF SHARES	VALUE ($)
Rockwell Automation, Inc.	4,031	1,029,114
SiteOne Landscape Supply, Inc. *	1,391	161,175
Spirit AeroSystems Holdings, Inc., Class A	5,062	117,236
The Boeing Co. *	8,782	1,251,523
The Middleby Corp. *	187	26,154
The Toro Co.	5,362	565,316
Trane Technologies plc	6,974	1,113,260
TransDigm Group, Inc.	1,018	586,124
Trex Co., Inc. *	5,677	273,007
United Rentals, Inc. *	1,647	519,974
Valmont Industries, Inc.	142	45,329
Vertiv Holdings Co.	2,398	34,315
W.W. Grainger, Inc.	2,346	1,370,885
Watsco, Inc.	894	242,238
WESCO International, Inc. *	1,211	166,839
WillScot Mobile Mini Holdings Corp. *	5,696	242,251
Xylem, Inc.	1,292	132,340
		39,375,098

Commercial & Professional Services 1.2%
Booz Allen Hamilton Holding Corp.	6,747	734,411
Cintas Corp.	4,158	1,777,753
Copart, Inc. *	10,965	1,261,194
CoStar Group, Inc. *	2,907	240,467
Driven Brands Holdings, Inc. *	148	4,733
Equifax, Inc.	3,131	530,830
FTI Consulting, Inc. *	727	113,143
IAA, Inc. *	5,656	214,532
KBR, Inc.	4,625	230,186
MSA Safety, Inc.	713	95,713
Republic Services, Inc.	690	91,508
Robert Half International, Inc.	4,891	373,966
Rollins, Inc.	11,025	463,932
Tetra Tech, Inc.	1,107	156,397
TransUnion	7,265	430,597
Verisk Analytics, Inc.	8,003	1,463,188
Waste Management, Inc.	20,027	3,171,676
		11,354,226

Consumer Durables & Apparel 1.1%
Brunswick Corp.	667	47,137
D.R. Horton, Inc.	8,578	659,477
Deckers Outdoor Corp. *	1,196	418,516
Lululemon Athletica, Inc. *	5,749	1,891,651
Mattel, Inc. *	8,679	164,554
NIKE, Inc., Class B	63,124	5,850,332
NVR, Inc. *	112	474,628
Polaris, Inc.	2,153	218,745
PulteGroup, Inc.	4,608	184,274
Skechers U.S.A., Inc., Class A *	1,040	35,807
Tapestry, Inc.	1,692	53,602
Toll Brothers, Inc.	2,833	122,046
TopBuild Corp. *	1,406	239,217
YETI Holdings, Inc. *	4,455	142,916
		10,502,902

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Services 2.3%
Airbnb, Inc., Class A *	20,108	2,149,746
Booking Holdings, Inc. *	2,044	3,821,217
Bright Horizons Family Solutions, Inc. *	820	53,562
Caesars Entertainment, Inc. *	7,253	317,174
Chipotle Mexican Grill, Inc. *	1,432	2,145,609
Choice Hotels International, Inc.	1,720	223,325
Churchill Downs, Inc.	1,863	387,336
Darden Restaurants, Inc.	4,585	656,297
Domino’s Pizza, Inc.	1,351	448,856
DraftKings, Inc., Class A *	16,709	264,002
Expedia Group, Inc. *	7,788	727,944
H&R Block, Inc.	6,801	279,861
Hilton Worldwide Holdings, Inc.	10,055	1,360,039
Las Vegas Sands Corp. *	6,349	241,326
Marriott International, Inc., Class A	14,137	2,263,475
McDonald’s Corp.	9,258	2,524,286
Mister Car Wash, Inc. *	2,985	26,358
Norwegian Cruise Line Holdings Ltd. *	1,568	26,484
Planet Fitness, Inc., Class A *	3,198	209,405
Six Flags Entertainment Corp. *	1,828	40,764
Starbucks Corp.	21,271	1,841,856
The Wendy's Co.	8,686	180,495
Travel & Leisure Co.	2,942	111,737
Vail Resorts, Inc.	1,952	427,742
Wyndham Hotels & Resorts, Inc.	3,122	237,054
Wynn Resorts Ltd. *	685	43,772
Yum! Brands, Inc.	1,684	199,133
		21,208,855

Diversified Financials 1.8%
American Express Co.	1,964	291,556
Ameriprise Financial, Inc.	3,552	1,097,994
Apollo Global Management, Inc.	17,997	996,314
Ares Management Corp., Class A	7,789	590,640
Blackstone, Inc.	36,051	3,285,688
Blue Owl Capital, Inc.	21,261	213,035
Credit Acceptance Corp. *	33	15,365
FactSet Research Systems, Inc.	1,955	831,833
LPL Financial Holdings, Inc.	4,098	1,047,654
MarketAxess Holdings, Inc.	1,912	466,605
Moody's Corp.	7,773	2,058,835
Morningstar, Inc.	1,157	268,632
MSCI, Inc.	3,058	1,433,774
Raymond James Financial, Inc.	826	97,584
The Charles Schwab Corp. (b)	43,238	3,444,771
Tradeweb Markets, Inc., Class A	3,517	193,716
Upstart Holdings, Inc. *(a)	699	16,203
		16,350,199

Energy 1.8%
Antero Resources Corp. *	9,705	355,785
Cheniere Energy, Inc.	7,363	1,298,907
Continental Resources, Inc.	1,411	104,372
Coterra Energy, Inc.	6,569	204,493
Devon Energy Corp.	16,555	1,280,529
Diamondback Energy, Inc.	5,091	799,847
Enviva, Inc.	1,539	92,094
EOG Resources, Inc.	22,021	3,006,307
Halliburton Co.	20,974	763,873
Hess Corp.	11,343	1,600,270
New Fortress Energy, Inc.	2,480	136,574
Occidental Petroleum Corp.	34,791	2,525,827
ONEOK, Inc.	2,529	150,020
Ovintiv, Inc.	9,350	473,577
SECURITY	NUMBER OF SHARES	VALUE ($)
PDC Energy, Inc.	2,591	186,915
Pioneer Natural Resources Co.	6,726	1,724,614
Range Resources Corp.	8,730	248,630
Southwestern Energy Co. *	3,925	27,200
Targa Resources Corp.	11,629	795,075
Texas Pacific Land Corp.	295	679,642
		16,454,551

Food & Staples Retailing 1.5%
BJ's Wholesale Club Holdings, Inc. *	4,354	337,000
Costco Wholesale Corp.	22,804	11,436,206
Grocery Outlet Holding Corp. *	288	9,956
Performance Food Group Co. *	2,405	125,156
Sysco Corp.	26,118	2,260,774
		14,169,092

Food, Beverage & Tobacco 2.7%
Brown-Forman Corp., Class A	1,340	92,152
Brown-Forman Corp., Class B	5,555	377,740
Darling Ingredients, Inc. *	573	44,969
Freshpet, Inc. *	1,317	77,637
Kellogg Co.	7,086	544,347
Lamb Weston Holdings, Inc.	7,390	637,166
Monster Beverage Corp. *	17,688	1,657,719
PepsiCo, Inc.	60,172	10,926,032
Pilgrim's Pride Corp. *	1,284	29,596
The Boston Beer Co., Inc., Class A *	460	171,713
The Coca-Cola Co.	150,840	9,027,774
The Hershey Co.	6,512	1,554,870
		25,141,715

Health Care Equipment & Services 5.8%
Abbott Laboratories	11,677	1,155,322
ABIOMED, Inc. *	2,291	577,515
agilon health, Inc. *	9,001	178,670
Align Technology, Inc. *	3,018	586,397
AmerisourceBergen Corp.	7,586	1,192,671
Baxter International, Inc.	4,034	219,248
Certara, Inc. *	3,875	47,391
Chemed Corp.	261	121,853
Cigna Corp.	2,451	791,820
DaVita, Inc. *	2,880	210,269
Definitive Healthcare Corp. *	826	13,034
DexCom, Inc. *	20,146	2,433,234
Doximity, Inc., Class A *	2,591	68,584
Edwards Lifesciences Corp. *	31,800	2,303,274
Elevance Health, Inc.	3,774	2,063,510
Globus Medical, Inc., Class A *	222	14,874
Guardant Health, Inc. *	5,016	248,292
HCA Healthcare, Inc.	682	148,315
Humana, Inc.	4,594	2,563,819
ICU Medical, Inc. *	187	27,753
IDEXX Laboratories, Inc. *	4,288	1,542,308
Insulet Corp. *	3,538	915,670
Intuitive Surgical, Inc. *	16,972	4,183,089
Masimo Corp. *	1,869	245,960
McKesson Corp.	1,466	570,816
Molina Healthcare, Inc. *	2,284	819,636
Novocure Ltd. *	5,305	374,851
Penumbra, Inc. *	1,833	314,304
ResMed, Inc.	7,429	1,661,793
Signify Health, Inc., Class A *	172	5,028
Stryker Corp.	9,679	2,218,814
Tandem Diabetes Care, Inc. *	3,032	170,247
Teladoc Health, Inc. *	840	24,898

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
UnitedHealth Group, Inc.	43,831	24,332,780
Veeva Systems, Inc., Class A *	7,171	1,204,298
		53,550,337

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	5,622	416,759
Colgate-Palmolive Co.	26,221	1,936,159
Kimberly-Clark Corp.	10,243	1,274,844
Olaplex Holdings, Inc. *	6,386	28,098
The Clorox Co.	5,244	765,834
The Estee Lauder Cos., Inc., Class A	11,825	2,370,794
The Procter & Gamble Co.	52,489	7,068,693
		13,861,181

Insurance 1.3%
Aon plc, Class A	10,210	2,874,013
Arch Capital Group Ltd. *	5,886	338,445
Arthur J. Gallagher & Co.	1,233	230,670
Assurant, Inc.	161	21,873
Brown & Brown, Inc.	897	52,735
Erie Indemnity Co., Class A	959	246,472
Everest Re Group Ltd.	613	197,790
Lincoln National Corp.	1,745	94,003
Markel Corp. *	157	189,358
Marsh & McLennan Cos., Inc.	23,082	3,727,512
RenaissanceRe Holdings Ltd.	1,210	187,163
Ryan Specialty Group Holdings, Inc., Class A *	4,245	190,388
The Progressive Corp.	26,174	3,360,742
		11,711,164

Materials 1.4%
Albemarle Corp.	3,102	868,157
Ardagh Metal Packaging S.A.	2,149	9,542
Avery Dennison Corp.	2,583	437,948
Axalta Coating Systems Ltd. *	2,767	64,526
Ball Corp.	6,334	312,836
Berry Global Group, Inc. *	3,100	146,692
CF Industries Holdings, Inc.	10,230	1,087,040
Crown Holdings, Inc.	5,284	362,430
Eagle Materials, Inc.	1,585	193,861
Ecolab, Inc.	11,280	1,771,750
FMC Corp.	2,214	263,245
Ginkgo Bioworks Holdings, Inc. *	8,165	22,290
Graphic Packaging Holding Co.	12,041	276,461
Linde plc	5,449	1,620,260
Louisiana-Pacific Corp.	342	19,374
Martin Marietta Materials, Inc.	282	94,746
MP Materials Corp. *	4,640	139,386
PPG Industries, Inc.	6,422	733,264
Royal Gold, Inc.	212	20,132
RPM International, Inc.	323	30,546
Sealed Air Corp.	7,507	357,483
Southern Copper Corp.	2,888	135,649
The Chemours Co.	4,751	136,021
The Mosaic Co.	2,176	116,960
The Scotts Miracle-Gro Co.	687	31,540
The Sherwin-Williams Co.	12,315	2,771,245
Valvoline, Inc.	8,983	263,741
Vulcan Materials Co.	3,333	545,612
		12,832,737

SECURITY	NUMBER OF SHARES	VALUE ($)
Media & Entertainment 6.9%
Alphabet, Inc., Class A *	268,975	25,420,827
Alphabet, Inc., Class C *	241,505	22,860,863
Cable One, Inc.	185	158,995
Charter Communications, Inc., Class A *	5,700	2,095,434
Electronic Arts, Inc.	930	117,143
Liberty Broadband Corp., Class A *	470	40,100
Liberty Broadband Corp., Class C *	2,948	248,900
Liberty Media Corp. - Liberty Formula One, Class C *	1,303	75,222
Liberty Media Corp. - Liberty SiriusXM, Class A *	1,208	51,268
Liberty Media Corp. - Liberty SiriusXM, Class C *	2,133	89,991
Live Nation Entertainment, Inc. *	3,986	317,325
Madison Square Garden Sports Corp.	492	77,052
Match Group, Inc. *	13,832	597,542
Meta Platforms, Inc., Class A *	25,238	2,351,172
Netflix, Inc. *	10,169	2,968,128
Nexstar Media Group, Inc., Class A	174	29,806
Pinterest, Inc., Class A *	6,440	158,424
Playtika Holding Corp. *	4,983	47,089
ROBLOX Corp., Class A *	22,675	1,014,480
Roku, Inc. *	1,748	97,084
Spotify Technology S.A. *	7,295	587,831
Take-Two Interactive Software, Inc. *	6,979	826,872
The Trade Desk, Inc., Class A *	22,580	1,202,159
The Walt Disney Co. *	6,340	675,464
TripAdvisor, Inc. *	529	12,495
Warner Bros Discovery, Inc. *	89,100	1,158,300
World Wrestling Entertainment, Inc., Class A	2,229	175,846
ZoomInfo Technologies, Inc. *	14,267	635,310
		64,091,122

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
10X Genomics, Inc., Class A *	4,239	115,216
AbbVie, Inc.	90,998	13,322,107
Agilent Technologies, Inc.	13,861	1,917,669
Alnylam Pharmaceuticals, Inc. *	6,205	1,286,048
Amgen, Inc.	23,093	6,243,193
Avantor, Inc. *	29,063	586,201
Bio-Techne Corp.	1,995	591,039
Bruker Corp.	5,587	345,500
Catalent, Inc. *	2,787	183,190
Charles River Laboratories International, Inc. *	2,418	513,220
Danaher Corp.	2,289	576,073
Eli Lilly & Co.	35,318	12,788,295
Exact Sciences Corp. *	1,634	56,831
Exelixis, Inc. *	14,034	232,684
Horizon Therapeutics plc *	10,749	669,878
Incyte Corp. *	8,109	602,823
Ionis Pharmaceuticals, Inc. *	6,664	294,549
IQVIA Holdings, Inc. *	9,548	2,001,929
Maravai LifeSciences Holdings, Inc., Class A *	5,659	93,939
Merck & Co., Inc.	54,589	5,524,407
Mettler-Toledo International, Inc. *	1,152	1,457,199
Moderna, Inc. *	1,050	157,846
Natera, Inc. *	4,078	191,503
Neurocrine Biosciences, Inc. *	4,867	560,289
Novavax, Inc. *(a)	4,032	89,793
Regeneron Pharmaceuticals, Inc. *	780	584,025
Repligen Corp. *	2,025	369,542
Sarepta Therapeutics, Inc. *	4,319	492,452

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Seagen, Inc. *	6,989	888,721
Sotera Health Co. *	5,024	34,565
Syneos Health, Inc. *	886	44,637
Thermo Fisher Scientific, Inc.	2,468	1,268,478
Ultragenyx Pharmaceutical, Inc. *	2,664	107,785
Vertex Pharmaceuticals, Inc. *	12,430	3,878,160
Waters Corp. *	3,082	922,042
West Pharmaceutical Services, Inc.	3,809	876,451
Zoetis, Inc.	24,239	3,654,756
		63,523,035

Real Estate 1.5%
American Tower Corp.	18,330	3,797,793
Apartment Income REIT Corp.	507	19,484
Camden Property Trust	436	50,380
CBRE Group, Inc., Class A *	8,092	574,047
Crown Castle, Inc.	22,219	2,960,904
Equinix, Inc.	3,528	1,998,400
Equity LifeStyle Properties, Inc.	5,596	357,920
Extra Space Storage, Inc.	812	144,081
Iron Mountain, Inc.	11,091	555,326
Lamar Advertising Co., Class A	3,892	358,959
Opendoor Technologies, Inc. *	6,600	17,094
Public Storage	6,392	1,979,922
SBA Communications Corp.	1,257	339,264
Simon Property Group, Inc.	8,123	885,245
Zillow Group, Inc., Class C *	669	20,645
		14,059,464

Retailing 8.9%
Advance Auto Parts, Inc.	244	46,340
Amazon.com, Inc. *	457,193	46,834,851
AutoZone, Inc. *	909	2,302,388
Best Buy Co., Inc.	3,228	220,828
Burlington Stores, Inc. *	3,173	453,612
CarMax, Inc. *	958	60,364
Carvana Co. *(a)	5,321	71,993
Dollar General Corp.	11,773	3,002,704
Dollar Tree, Inc. *	3,389	537,157
DoorDash, Inc., Class A *	11,409	496,634
eBay, Inc.	3,860	153,782
Etsy, Inc. *	6,547	614,829
Five Below, Inc. *	2,804	410,365
Floor & Decor Holdings, Inc., Class A *	5,306	389,301
Genuine Parts Co.	613	109,028
Leslie's, Inc. *	7,241	101,664
Lowe’s Cos., Inc.	28,425	5,541,454
Nordstrom, Inc.	4,934	100,358
Ollie's Bargain Outlet Holdings, Inc. *	140	7,840
O'Reilly Automotive, Inc. *	1,319	1,104,227
Pool Corp.	1,986	604,201
RH *	379	96,239
Ross Stores, Inc.	7,515	719,110
Target Corp.	13,142	2,158,574
The Home Depot, Inc.	30,867	9,140,645
The TJX Cos., Inc.	60,459	4,359,094
Tractor Supply Co.	5,751	1,263,897
Ulta Beauty, Inc. *	2,644	1,108,814
Victoria's Secret & Co. *	3,054	114,830
Wayfair, Inc., Class A *	2,589	98,175
Williams-Sonoma, Inc.	2,780	344,247
		82,567,545

SECURITY	NUMBER OF SHARES	VALUE ($)
Semiconductors & Semiconductor Equipment 6.4%
Advanced Micro Devices, Inc. *	65,550	3,936,933
Allegro MicroSystems, Inc. *	3,294	83,700
Analog Devices, Inc.	5,419	772,858
Applied Materials, Inc.	44,727	3,948,947
Broadcom, Inc.	20,340	9,562,241
Enphase Energy, Inc. *	6,733	2,067,031
Entegris, Inc.	7,611	603,857
GLOBALFOUNDRIES, Inc. *	781	44,283
KLA Corp.	7,302	2,310,718
Lam Research Corp.	7,046	2,852,080
Lattice Semiconductor Corp. *	6,972	338,212
Microchip Technology, Inc.	23,636	1,459,287
Micron Technology, Inc.	10,726	580,276
Monolithic Power Systems, Inc.	2,333	791,937
NVIDIA Corp.	124,010	16,737,630
ON Semiconductor Corp. *	13,931	855,781
QUALCOMM, Inc.	57,700	6,788,982
Teradyne, Inc.	7,293	593,285
Texas Instruments, Inc.	32,539	5,226,739
Universal Display Corp.	2,230	212,341
		59,767,118

Software & Services 22.5%
Accenture plc, Class A	32,643	9,267,348
Adobe, Inc. *	24,307	7,741,779
Alteryx, Inc., Class A *	3,020	147,165
ANSYS, Inc. *	2,366	523,265
AppLovin Corp., Class A *	11,326	192,089
Aspen Technology, Inc. *	1,389	335,374
Atlassian Corp., Class A *	7,041	1,427,422
Autodesk, Inc. *	11,209	2,402,089
Automatic Data Processing, Inc.	19,746	4,772,608
Bentley Systems, Inc., Class B	8,706	307,148
Black Knight, Inc. *	726	43,901
Broadridge Financial Solutions, Inc.	5,446	817,227
Cadence Design Systems, Inc. *	14,052	2,127,332
CCC Intelligent Solutions Holdings, Inc. *	3,482	32,487
Ceridian HCM Holding, Inc. *	1,334	88,297
Cloudflare, Inc., Class A *	14,376	809,656
Confluent, Inc., Class A *	6,431	172,865
Coupa Software, Inc. *	2,156	114,764
Crowdstrike Holdings, Inc., Class A *	10,820	1,744,184
Datadog, Inc., Class A *	13,665	1,100,169
DocuSign, Inc. *	10,154	490,438
DoubleVerify Holdings, Inc. *	2,825	82,575
Dropbox, Inc., Class A *	13,233	287,818
Dynatrace, Inc. *	10,258	361,492
Elastic N.V. *	3,993	255,352
EPAM Systems, Inc. *	2,823	988,050
Euronet Worldwide, Inc. *	1,803	151,470
Fair Isaac Corp. *	1,264	605,254
Fiserv, Inc. *	2,764	283,973
Five9, Inc. *	3,563	214,706
FleetCor Technologies, Inc. *	3,746	697,206
Fortinet, Inc. *	33,227	1,899,255
Gartner, Inc. *	3,950	1,192,584
Genpact Ltd.	4,844	234,934
Globant S.A. *	2,094	395,096
GoDaddy, Inc., Class A *	1,106	88,922
HubSpot, Inc. *	2,348	696,323
Informatica, Inc., Class A *	276	5,343
International Business Machines Corp.	30,959	4,281,320
Intuit, Inc.	14,197	6,069,217
Jack Henry & Associates, Inc.	3,726	741,698
Jamf Holding Corp. *	2,893	68,477

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Manhattan Associates, Inc. *	2,012	244,800
Mastercard, Inc., Class A	44,336	14,550,188
Microsoft Corp.	385,024	89,375,621
MongoDB, Inc. *	3,346	612,418
nCino, Inc. *	701	22,067
NCR Corp. *	385	8,185
New Relic, Inc. *	2,688	159,237
NortonLifeLock, Inc.	10,468	235,844
Nutanix, Inc., Class A *	5,709	156,427
Okta, Inc. *	1,044	58,589
Oracle Corp.	53,547	4,180,414
Palantir Technologies, Inc., Class A *	93,148	818,771
Palo Alto Networks, Inc. *	15,135	2,597,015
Paychex, Inc.	16,604	1,964,419
Paycom Software, Inc. *	2,638	912,748
Paylocity Holding Corp. *	2,044	473,779
PayPal Holdings, Inc. *	18,373	1,535,615
Pegasystems, Inc.	2,098	78,067
Procore Technologies, Inc. *	2,608	142,553
PTC, Inc. *	5,416	638,167
RingCentral, Inc., Class A *	4,366	155,080
Salesforce, Inc. *	10,627	1,727,844
SentinelOne, Inc., Class A *	6,670	152,343
ServiceNow, Inc. *	10,317	4,340,775
Shift4 Payments, Inc., Class A *	2,575	118,373
Smartsheet, Inc., Class A *	6,464	225,723
Snowflake, Inc., Class A *	14,771	2,367,791
Splunk, Inc. *	8,265	686,904
Switch, Inc., Class A	4,473	152,306
Synopsys, Inc. *	7,853	2,297,395
Teradata Corp. *	2,840	89,716
The Western Union Co.	6,502	87,842
Thoughtworks Holding, Inc. *	4,191	40,276
Toast, Inc., Class A *	12,678	280,057
Twilio, Inc., Class A *	3,337	248,173
Tyler Technologies, Inc. *	1,849	597,837
UiPath, Inc., Class A *	1,781	22,530
Unity Software, Inc. *	7,247	213,787
VeriSign, Inc. *	521	104,440
Visa, Inc., Class A	84,786	17,564,268
VMware, Inc., Class A	5,249	590,670
WEX, Inc. *	1,633	268,041
Wix.com Ltd. *	2,151	180,899
Workday, Inc., Class A *	10,167	1,584,222
Zendesk, Inc. *	6,252	479,466
Zoom Video Communications, Inc., Class A *	6,555	546,949
Zscaler, Inc. *	4,289	660,935
		208,808,238

Technology Hardware & Equipment 14.0%
Amphenol Corp., Class A	22,779	1,727,332
Apple Inc.	786,911	120,664,933
Arista Networks, Inc. *	12,672	1,531,538
Arrow Electronics, Inc. *	173	17,518
CDW Corp.	6,960	1,202,758
Cognex Corp.	8,326	384,911
Coherent Corp. *	1,010	33,946
Corning, Inc.	2,285	73,509
Dell Technologies, Inc., Class C	2,085	80,064
HP, Inc.	24,647	680,750
Jabil, Inc.	5,641	362,434
Keysight Technologies, Inc. *	8,555	1,489,853
National Instruments Corp.	833	31,804
NetApp, Inc.	11,409	790,301
Pure Storage, Inc., Class A *	14,577	449,846
Ubiquiti, Inc.	87	30,167
SECURITY	NUMBER OF SHARES	VALUE ($)
Vontier Corp.	5,013	95,748
Zebra Technologies Corp., Class A *	1,093	309,560
		129,956,972

Transportation 2.1%
C.H. Robinson Worldwide, Inc.	1,677	163,876
CSX Corp.	27,806	808,042
Delta Air Lines, Inc. *	32,911	1,116,670
Expeditors International of Washington, Inc.	2,563	250,790
GXO Logistics, Inc. *	570	20,828
JB Hunt Transport Services, Inc.	3,811	651,948
Landstar System, Inc.	1,638	255,888
Lyft, Inc., Class A *	12,790	187,246
Old Dominion Freight Line, Inc.	5,170	1,419,682
Uber Technologies, Inc. *	84,254	2,238,629
Union Pacific Corp.	32,332	6,373,930
United Parcel Service, Inc., Class B	33,790	5,668,948
XPO Logistics, Inc. *	393	20,334
		19,176,811

Utilities 0.0%
National Fuel Gas Co.	360	24,297
The AES Corp.	6,177	161,590
Vistra Corp.	12,232	280,969
		466,856
Total Common Stocks (Cost $793,019,382)		920,266,046

INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell 1000 Growth ETF	3,900	868,062
Total Investment Companies (Cost $840,722)		868,062

SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Money Market Funds 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)	4,505,176	4,505,176
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	693,895	693,895
		5,199,071
Total Short-Term Investments (Cost $5,199,071)		5,199,071
Total Investments in Securities (Cost $799,059,175)		926,333,179

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION (DEPRECIATION) ($)
FUTURES CONTRACTS
Long
Russell 1000 Growth Index, e-mini, expires 12/16/22	67	7,537,500	121,047
S&P 500 Index, e-mini, expires 12/16/22	1	194,150	(10,173)
Net Unrealized Appreciation			110,874

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $674,746.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2022:
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.4% OF NET ASSETS

Diversified Financials 0.4%
The Charles Schwab Corp.	$—	$2,927,104	($128,426)	$1,923	$644,170	$3,444,771	43,238	$9,224

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$920,266,046	$—	$—	$920,266,046
Investment Companies[1]	868,062	—	—	868,062
Short-Term Investments[1]	5,199,071	—	—	5,199,071
Futures Contracts[2]	121,047	—	—	121,047
Liabilities
Futures Contracts[2]	(10,173)	—	—	(10,173)
Total	$926,444,053	$—	$—	$926,444,053

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $2,800,601)		$3,444,771
Investments in securities, at value - unaffiliated (cost $796,258,574) including securities on loan of $674,746		922,888,408
Cash		1,963,860
Deposit with broker for futures contracts		463,600
Receivables:
Fund shares sold		1,471,632
Dividends		488,787
Income from securities on loan	+	1,795
Total assets		930,722,853
Liabilities
Collateral held for securities on loan		693,895
Payables:
Fund shares redeemed		955,366
Variation margin on futures contracts		61,054
Investment adviser fees	+	24,508
Total liabilities		1,734,823
Net assets		$928,988,030
Net Assets by Source
Capital received from investors		$848,819,896
Total distributable earnings	+	80,168,134
Net assets		$928,988,030

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$928,988,030		14,056,773		$66.09

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,391)		$7,917,292
Dividends received from securities - affiliated		9,224
Securities on loan, net	+	27,888
Total investment income		7,954,404
Expenses
Investment adviser fees		311,233
Proxy fees[1]	+	4,001
Total expenses	–	315,234
Net investment income		7,639,170
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - affiliated		1,923
Net realized losses on sales of securities - unaffiliated		(43,110,083)
Net realized losses on futures contracts	+	(869,520)
Net realized losses		(43,977,680)
Net change in unrealized appreciation (depreciation) on securities - affiliated		644,170
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(211,896,756)
Net change in unrealized appreciation (depreciation) on futures contracts	+	83,645
Net change in unrealized appreciation (depreciation)	+	(211,168,941)
Net realized and unrealized losses		(255,146,621)
Decrease in net assets resulting from operations		($247,507,451)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$7,639,170	$5,029,957
Net realized gains (losses)		(43,977,680)	16,292,898
Net change in unrealized appreciation (depreciation)	+	(211,168,941)	214,527,301
Increase (decrease) in net assets resulting from operations		($247,507,451)	$235,850,156
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($16,277,055)	($3,820,481)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,588,954	$563,493,219	4,598,477	$352,197,876
Shares reinvested		157,797	14,184,348	45,814	3,263,376
Shares redeemed	+	(3,565,449)	(266,064,240)	(2,532,061)	(193,536,712)
Net transactions in fund shares		4,181,302	$311,613,327	2,112,230	$161,924,540
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,875,471	$881,159,209	7,763,241	$487,204,994
Total increase	+	4,181,302	47,828,821	2,112,230	393,954,215
End of period		14,056,773	$928,988,030	9,875,471	$881,159,209

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$53.65	$38.09	$43.06	$39.51	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	1.01	0.97	1.00	1.13	0.82
Net realized and unrealized gains (losses)	(4.60)	15.47	(4.07)	3.10	(1.31)
Total from investment operations	(3.59)	16.44	(3.07)	4.23	(0.49)
Less distributions:
Distributions from net investment income	(0.91)	(0.88)	(1.06)	(0.62)	—
Distributions from net realized gains	(1.64)	—	(0.84)	(0.06)	—
Total distributions	(2.55)	(0.88)	(1.90)	(0.68)	—
Net asset value at end of period	$47.51	$53.65	$38.09	$43.06	$39.51
Total return	(7.04%)	43.70%	(7.69%)	11.08%	(1.23%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035% [4]	0.035%	0.035%	0.035% [5]	0.040% [6,7]
Net operating expenses	N/A	N/A	N/A	N/A	0.02% [6,7]
Net investment income (loss)	2.05%	1.97%	2.57%	2.79%	2.36% [6]
Portfolio turnover rate	15% [8]	20%	50%	22%	22% [3]
Net assets, end of period (x 1,000)	$647,796	$575,972	$331,322	$212,213	$69,749

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio includes less than 0.0005% of non-routine proxy expenses.
[5]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio.
[6]	Annualized.
[7]	The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
[8]	Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 1.0%
Aptiv plc *	7,159	651,970
BorgWarner, Inc.	8,365	313,938
Ford Motor Co.	139,527	1,865,476
General Motors Co.	51,482	2,020,669
Gentex Corp.	8,283	219,417
Harley-Davidson, Inc.	4,779	205,497
Lear Corp.	2,109	292,539
Lucid Group, Inc. *	1,195	17,077
QuantumScape Corp. *(a)	8,891	74,062
Rivian Automotive, Inc., Class A *	18,370	642,399
Thor Industries, Inc.	1,873	152,593
		6,455,637

Banks 7.5%
Bank of America Corp.	248,727	8,964,121
Bank of Hawaii Corp.	1,403	106,558
Bank OZK	3,954	169,943
BOK Financial Corp.	1,038	114,377
Citigroup, Inc.	68,554	3,143,886
Citizens Financial Group, Inc.	17,267	706,220
Comerica, Inc.	4,632	326,556
Commerce Bancshares, Inc.	3,881	274,930
Cullen/Frost Bankers, Inc.	2,068	320,643
East West Bancorp, Inc.	5,013	358,780
F.N.B. Corp.	12,394	179,093
Fifth Third Bancorp	24,096	859,986
First Citizens BancShares, Inc., Class A	325	267,189
First Hawaiian, Inc.	4,536	116,031
First Horizon Corp.	18,688	458,043
First Republic Bank	6,429	772,123
Huntington Bancshares, Inc.	50,740	770,233
JPMorgan Chase & Co.	103,296	13,002,901
KeyCorp	32,840	586,851
M&T Bank Corp.	6,188	1,041,874
MGIC Investment Corp.	10,729	146,451
New York Community Bancorp, Inc.	16,376	152,461
PacWest Bancorp	4,138	102,871
Pinnacle Financial Partners, Inc.	2,656	220,421
Popular, Inc.	2,604	184,155
Prosperity Bancshares, Inc.	3,102	222,010
Regions Financial Corp.	33,051	725,470
Rocket Cos., Inc., Class A	1,726	11,909
Signature Bank	2,085	330,535
SVB Financial Group *	754	174,144
Synovus Financial Corp.	5,069	202,000
TFS Financial Corp.	1,782	25,037
The PNC Financial Services Group, Inc.	14,619	2,365,793
Truist Financial Corp.	47,071	2,108,310
U.S. Bancorp	47,520	2,017,224
Umpqua Holdings Corp.	7,626	151,605
UWM Holdings Corp. (a)	281	922
Webster Financial Corp.	6,190	335,869
Wells Fargo & Co.	134,315	6,177,147
SECURITY	NUMBER OF SHARES	VALUE ($)
Western Alliance Bancorp	1,460	98,068
Wintrust Financial Corp.	2,109	197,445
Zions Bancorp NA	5,279	274,191
		48,764,376

Capital Goods 7.9%
3M Co.	20,096	2,527,876
A.O. Smith Corp.	3,406	186,581
Acuity Brands, Inc.	1,148	210,738
AECOM	4,382	329,877
AGCO Corp.	1,900	235,923
Air Lease Corp.	3,691	130,255
Allegion plc	649	67,996
Allison Transmission Holdings, Inc.	717	30,293
AMETEK, Inc.	8,154	1,057,248
Armstrong World Industries, Inc.	698	52,748
Axon Enterprise, Inc. *	540	78,538
Builders FirstSource, Inc. *	5,468	337,157
BWX Technologies, Inc.	1,952	111,225
Carlisle Cos., Inc.	287	68,536
Carrier Global Corp.	30,000	1,192,800
Caterpillar, Inc.	2,408	521,236
Core & Main, Inc., Class A *	1,657	39,072
Crane Holdings Co.	1,661	166,665
Cummins, Inc.	4,991	1,220,349
Curtiss-Wright Corp.	1,357	227,745
Donaldson Co., Inc.	3,613	207,567
Dover Corp.	5,088	664,951
Eaton Corp. plc	14,134	2,121,089
Emerson Electric Co.	14,239	1,233,097
Esab Corp.	1,785	66,580
Flowserve Corp.	4,637	132,989
Fortive Corp.	12,694	811,147
Fortune Brands Home & Security, Inc.	2,996	180,719
Gates Industrial Corp. plc *	3,834	42,749
General Dynamics Corp.	8,616	2,152,277
General Electric Co.	36,604	2,848,157
Graco, Inc.	1,867	129,906
Hayward Holdings, Inc. *	2,367	21,895
HEICO Corp.	98	15,939
HEICO Corp., Class A	177	22,532
Hexcel Corp.	2,978	165,875
Honeywell International, Inc.	16,854	3,438,553
Howmet Aerospace, Inc.	11,935	424,289
Hubbell, Inc.	1,891	449,075
Huntington Ingalls Industries, Inc.	1,088	279,692
IDEX Corp.	2,205	490,193
Illinois Tool Works, Inc.	1,111	237,232
Ingersoll Rand, Inc.	14,368	725,584
ITT, Inc.	2,941	224,663
Johnson Controls International plc	24,619	1,423,963
L3Harris Technologies, Inc.	6,811	1,678,707
Lennox International, Inc.	1,133	264,635
Masco Corp.	7,533	348,552
MasTec, Inc. *	2,152	165,876
MDU Resources Group, Inc.	7,159	203,888
Mercury Systems, Inc. *	2,006	97,090

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MSC Industrial Direct Co., Inc., Class A	1,622	134,594
Nordson Corp.	1,573	353,925
Northrop Grumman Corp.	4,578	2,513,368
nVent Electric plc	5,816	212,284
Oshkosh Corp.	2,326	204,688
Otis Worldwide Corp.	13,151	928,987
Owens Corning	3,435	294,070
PACCAR, Inc.	12,072	1,168,932
Parker-Hannifin Corp.	3,502	1,017,751
Pentair plc	5,833	250,527
Plug Power, Inc. *	9,237	147,607
Quanta Services, Inc.	2,291	325,414
Raytheon Technologies Corp.	52,661	4,993,316
Regal Rexnord Corp.	2,363	299,014
Rockwell Automation, Inc.	1,341	342,357
Sensata Technologies Holding plc	5,441	218,783
SiteOne Landscape Supply, Inc. *	613	71,028
Snap-on, Inc.	1,855	411,903
Spirit AeroSystems Holdings, Inc., Class A	177	4,099
Stanley Black & Decker, Inc.	5,212	409,090
Sunrun, Inc. *	7,269	163,625
Textron, Inc.	7,462	510,699
The AZEK Co., Inc. *	3,880	67,939
The Boeing Co. *	13,368	1,905,074
The Middleby Corp. *	1,765	246,853
The Timken Co.	2,214	157,836
Trane Technologies plc	3,455	551,522
TransDigm Group, Inc.	1,114	641,397
United Rentals, Inc. *	1,340	423,051
Univar Solutions, Inc. *	5,783	147,351
Valmont Industries, Inc.	637	203,343
Vertiv Holdings Co.	9,055	129,577
Watsco, Inc.	548	148,486
WESCO International, Inc. *	748	103,052
Westinghouse Air Brake Technologies Corp.	6,398	596,805
WillScot Mobile Mini Holdings Corp. *	3,418	145,367
Woodward, Inc.	2,071	189,911
Xylem, Inc.	5,444	557,629
		51,253,573

Commercial & Professional Services 0.9%
CACI International, Inc., Class A *	821	249,609
Cintas Corp.	206	88,075
Clarivate plc *	16,769	173,224
Clean Harbors, Inc. *	1,808	221,408
CoStar Group, Inc. *	11,911	985,278
Driven Brands Holdings, Inc. *	1,830	58,523
Dun & Bradstreet Holdings, Inc.	8,934	114,802
Equifax, Inc.	2,155	365,359
FTI Consulting, Inc. *	693	107,852
IAA, Inc. *	811	30,761
Jacobs Solutions, Inc.	4,515	520,218
KBR, Inc.	1,707	84,957
Leidos Holdings, Inc.	4,811	488,750
ManpowerGroup, Inc.	1,829	143,284
MSA Safety, Inc.	797	106,989
Republic Services, Inc.	6,833	906,192
Robert Half International, Inc.	446	34,101
Rollins, Inc.	588	24,743
Science Applications International Corp.	1,959	212,238
Stericycle, Inc. *	3,236	144,261
Tetra Tech, Inc.	1,112	157,103
TransUnion	1,831	108,523
Waste Management, Inc.	926	146,651
		5,472,901

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 0.8%
Brunswick Corp.	2,155	152,294
Capri Holdings Ltd. *	4,770	217,894
Carter's, Inc.	1,345	91,285
Columbia Sportswear Co.	1,275	94,988
D.R. Horton, Inc.	5,357	411,846
Deckers Outdoor Corp. *	110	38,492
Garmin Ltd.	5,446	479,466
Hanesbrands, Inc.	12,283	83,770
Hasbro, Inc.	4,659	304,000
Leggett & Platt, Inc.	4,724	159,435
Lennar Corp., Class A	8,872	715,970
Lennar Corp., Class B	514	33,523
Mattel, Inc. *	6,453	122,349
Mohawk Industries, Inc. *	1,865	176,709
Newell Brands, Inc.	13,387	184,874
NVR, Inc. *	30	127,132
Peloton Interactive, Inc., Class A *	10,647	89,435
Polaris, Inc.	519	52,730
PulteGroup, Inc.	4,974	198,910
PVH Corp.	2,386	122,450
Ralph Lauren Corp.	1,485	137,645
Skechers U.S.A., Inc., Class A *	4,034	138,891
Tapestry, Inc.	7,722	244,633
Tempur Sealy International, Inc.	5,970	160,533
Toll Brothers, Inc.	1,830	78,836
TopBuild Corp. *	178	30,285
Under Armour, Inc., Class A *	6,833	50,906
Under Armour, Inc., Class C *	7,038	46,169
VF Corp.	12,328	348,266
Whirlpool Corp.	1,890	261,274
		5,354,990

Consumer Services 2.0%
ADT, Inc.	7,418	62,756
Aramark	8,213	299,774
Boyd Gaming Corp.	2,777	160,400
Bright Horizons Family Solutions, Inc. *	1,454	94,975
Caesars Entertainment, Inc. *	2,283	99,836
Carnival Corp. *	33,945	307,542
Darden Restaurants, Inc.	1,174	168,046
Domino’s Pizza, Inc.	340	112,962
Grand Canyon Education, Inc. *	1,116	112,303
H&R Block, Inc.	996	40,985
Hilton Worldwide Holdings, Inc.	2,653	358,845
Hyatt Hotels Corp., Class A *	1,752	165,056
Las Vegas Sands Corp. *	7,354	279,526
Marriott Vacations Worldwide Corp.	1,349	199,328
McDonald’s Corp.	19,813	5,402,213
MGM Resorts International	11,583	412,007
Mister Car Wash, Inc. *	726	6,411
Norwegian Cruise Line Holdings Ltd. *	13,730	231,900
Penn Entertainment, Inc. *	5,550	183,705
Planet Fitness, Inc., Class A *	786	51,467
Royal Caribbean Cruises Ltd. *	7,773	414,923
Service Corp. International	5,474	331,779
Six Flags Entertainment Corp. *	1,287	28,700
Starbucks Corp.	25,988	2,250,301
Travel & Leisure Co.	827	31,409
Vail Resorts, Inc.	80	17,530
Wyndham Hotels & Resorts, Inc.	948	71,982
Wynn Resorts Ltd. *	3,229	206,333
Yum! Brands, Inc.	8,968	1,060,466
		13,163,460

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Diversified Financials 9.0%
Affiliated Managers Group, Inc.	1,334	165,629
AGNC Investment Corp.	18,552	152,497
Ally Financial, Inc.	10,931	301,258
American Express Co.	19,974	2,965,140
Ameriprise Financial, Inc.	1,388	429,059
Annaly Capital Management, Inc.	15,267	283,203
Apollo Global Management, Inc.	3,888	215,240
Berkshire Hathaway, Inc., Class B *	63,891	18,853,595
BlackRock, Inc.	5,313	3,431,720
Capital One Financial Corp.	13,474	1,428,513
Cboe Global Markets, Inc.	3,741	465,755
CME Group, Inc.	12,700	2,200,910
Coinbase Global, Inc., Class A *	5,571	369,079
Credit Acceptance Corp. *	213	99,177
Discover Financial Services	9,650	1,008,039
Equitable Holdings, Inc.	13,260	406,021
Evercore, Inc., Class A	1,288	135,369
Franklin Resources, Inc.	10,117	237,244
Interactive Brokers Group, Inc., Class A	3,294	264,014
Intercontinental Exchange, Inc.	19,538	1,867,247
Invesco Ltd.	13,237	202,791
Janus Henderson Group plc	4,844	110,298
Jefferies Financial Group, Inc.	7,208	248,027
KKR & Co., Inc.	20,225	983,542
Lazard Ltd., Class A	3,184	120,069
Moody's Corp.	327	86,612
Morgan Stanley	44,351	3,644,322
Morningstar, Inc.	85	19,735
MSCI, Inc.	691	323,982
Nasdaq, Inc.	12,165	757,150
Northern Trust Corp.	7,269	613,140
OneMain Holdings, Inc.	4,115	158,674
Raymond James Financial, Inc.	6,334	748,299
Rithm Capital Corp.	15,150	127,715
Robinhood Markets, Inc., Class A *	19,931	232,794
S&P Global, Inc.	11,801	3,791,071
SEI Investments Co.	3,650	198,195
SLM Corp.	8,890	147,485
SoFi Technologies, Inc. *	28,292	153,908
Starwood Property Trust, Inc.	10,343	213,686
State Street Corp.	12,978	960,372
Stifel Financial Corp.	3,663	226,630
Synchrony Financial	16,965	603,275
T. Rowe Price Group, Inc.	7,914	840,150
The Bank of New York Mellon Corp.	25,996	1,094,692
The Carlyle Group, Inc.	7,342	207,632
The Charles Schwab Corp. (b)	23,820	1,897,739
The Goldman Sachs Group, Inc.	11,782	4,059,017
Tradeweb Markets, Inc., Class A	1,393	76,726
Upstart Holdings, Inc. *	2,010	46,592
Virtu Financial, Inc., Class A	3,404	76,182
Voya Financial, Inc.	3,430	234,475
		58,483,686

Energy 8.8%
Antero Midstream Corp.	11,905	126,788
Antero Resources Corp. *	3,587	131,499
APA Corp.	11,496	522,608
Baker Hughes Co.	33,657	930,953
Cheniere Energy, Inc.	3,741	659,950
Chesapeake Energy Corp.	4,275	437,204
Chevron Corp.	69,596	12,589,916
ConocoPhillips	45,095	5,686,029
Continental Resources, Inc.	323	23,892
Coterra Energy, Inc.	23,229	723,119
SECURITY	NUMBER OF SHARES	VALUE ($)
Devon Energy Corp.	11,892	919,846
Diamondback Energy, Inc.	2,621	411,785
DTE Midstream LLC *	3,435	205,070
EOG Resources, Inc.	5,568	760,143
EQT Corp.	13,021	544,799
Exxon Mobil Corp.	147,692	16,365,751
Halliburton Co.	17,380	632,980
Hess Corp.	2,167	305,720
HF Sinclair Corp.	5,167	316,065
Kinder Morgan, Inc.	70,326	1,274,307
Marathon Oil Corp.	23,882	727,207
Marathon Petroleum Corp.	17,627	2,002,780
NOV, Inc.	13,877	310,845
Occidental Petroleum Corp.	5,053	366,848
ONEOK, Inc.	13,943	827,099
Ovintiv, Inc.	2,595	131,437
PDC Energy, Inc.	1,552	111,961
Phillips 66	17,028	1,775,850
Pioneer Natural Resources Co.	3,785	970,512
Range Resources Corp.	3,053	86,949
Schlumberger N.V.	50,012	2,602,124
Southwestern Energy Co. *	36,661	254,061
The Williams Cos., Inc.	43,096	1,410,532
Valero Energy Corp.	13,915	1,747,028
		56,893,657

Food & Staples Retailing 1.6%
Albertsons Cos., Inc., Class A	5,979	122,629
BJ's Wholesale Club Holdings, Inc. *	1,749	135,373
Casey's General Stores, Inc.	1,313	305,548
Grocery Outlet Holding Corp. *	2,887	99,804
Performance Food Group Co. *	3,726	193,901
The Kroger Co.	23,194	1,096,844
U.S. Foods Holding Corp. *	7,154	212,903
Walgreens Boots Alliance, Inc.	25,378	926,297
Walmart, Inc.	51,050	7,265,946
		10,359,245

Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	64,130	2,967,295
Archer-Daniels-Midland Co.	19,824	1,922,531
Brown-Forman Corp., Class A	674	46,351
Brown-Forman Corp., Class B	2,673	181,764
Bunge Ltd.	4,949	488,466
Campbell Soup Co.	6,836	361,693
Conagra Brands, Inc.	16,640	610,688
Constellation Brands, Inc., Class A	5,361	1,324,596
Darling Ingredients, Inc. *	5,258	412,648
Flowers Foods, Inc.	6,657	191,122
Freshpet, Inc. *	701	41,324
General Mills, Inc.	21,097	1,721,093
Hormel Foods Corp.	10,126	470,353
Ingredion, Inc.	2,322	206,937
Kellogg Co.	4,047	310,891
Keurig Dr Pepper, Inc.	30,344	1,178,561
McCormick & Co., Inc. - Non Voting Shares	8,867	697,301
Molson Coors Beverage Co., Class B	6,170	311,153
Mondelez International, Inc., Class A	48,941	3,008,893
Monster Beverage Corp. *	984	92,220
PepsiCo, Inc.	7,593	1,378,737
Philip Morris International, Inc.	54,876	5,040,361
Pilgrim's Pride Corp. *	818	18,855
Post Holdings, Inc. *	1,924	173,968
Seaboard Corp.	9	33,717
The Boston Beer Co., Inc., Class A *	16	5,973
The Coca-Cola Co.	34,584	2,069,852

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
The Hershey Co.	690	164,751
The JM Smucker Co.	3,642	548,704
The Kraft Heinz Co.	24,736	951,594
Tyson Foods, Inc., Class A	10,075	688,626
		27,621,018

Health Care Equipment & Services 6.6%
Abbott Laboratories	52,708	5,214,929
Acadia Healthcare Co., Inc. *	3,156	256,583
agilon health, Inc. *	462	9,171
Align Technology, Inc. *	698	135,621
Amedisys, Inc. *	1,139	111,155
Baxter International, Inc.	15,026	816,663
Becton, Dickinson & Co.	10,054	2,372,442
Boston Scientific Corp. *	50,523	2,178,046
Cardinal Health, Inc.	9,632	731,069
Centene Corp. *	20,114	1,712,305
Certara, Inc. *	1,448	17,709
Chemed Corp.	333	155,468
Cigna Corp.	8,913	2,879,434
CVS Health Corp.	46,420	4,395,974
Definitive Healthcare Corp. *	621	9,799
Dentsply Sirona, Inc.	7,598	234,170
Doximity, Inc., Class A *	2,048	54,211
Elevance Health, Inc.	5,941	3,248,361
Encompass Health Corp.	3,480	189,451
Enhabit, Inc. *	1,732	21,511
Enovis Corp. *	1,779	87,972
Envista Holdings Corp. *	5,770	190,468
Globus Medical, Inc., Class A *	2,534	169,778
HCA Healthcare, Inc.	7,281	1,583,399
Henry Schein, Inc. *	4,768	326,417
Hologic, Inc. *	8,696	589,589
Humana, Inc.	1,315	733,875
ICU Medical, Inc. *	577	85,633
Integra LifeSciences Holdings Corp. *	2,576	129,444
Intuitive Surgical, Inc. *	998	245,977
Laboratory Corp. of America Holdings	3,195	708,843
Masimo Corp. *	393	51,719
McKesson Corp.	4,130	1,608,098
Medtronic plc	47,330	4,133,802
Molina Healthcare, Inc. *	454	162,922
Oak Street Health, Inc. *	4,148	83,914
Premier, Inc., Class A	4,153	144,857
Quest Diagnostics, Inc.	4,135	593,993
QuidelOrtho Corp. *	1,747	156,916
Signify Health, Inc., Class A *	2,353	68,778
STERIS plc	3,527	608,690
Stryker Corp.	5,784	1,325,924
Tandem Diabetes Care, Inc. *	150	8,422
Teladoc Health, Inc. *	5,167	153,150
Teleflex, Inc.	1,664	357,028
Tenet Healthcare Corp. *	3,769	167,193
The Cooper Cos., Inc.	1,716	469,137
UnitedHealth Group, Inc.	2,981	1,654,902
Universal Health Services, Inc., Class B	2,253	261,055
Zimmer Biomet Holdings, Inc.	7,422	841,284
		42,447,251

Household & Personal Products 1.3%
Church & Dwight Co., Inc.	4,708	349,004
Colgate-Palmolive Co.	11,286	833,358
Coty, Inc., Class A *	12,340	82,802
Kimberly-Clark Corp.	4,841	602,511
Reynolds Consumer Products, Inc.	1,942	59,309
Spectrum Brands Holdings, Inc.	1,388	64,042
SECURITY	NUMBER OF SHARES	VALUE ($)
The Clorox Co.	752	109,822
The Procter & Gamble Co.	48,578	6,541,999
		8,642,847

Insurance 3.6%
Aflac, Inc.	22,184	1,444,400
American Financial Group, Inc.	2,385	346,087
American International Group, Inc.	26,930	1,535,010
Aon plc, Class A	432	121,604
Arch Capital Group Ltd. *	8,440	485,300
Arthur J. Gallagher & Co.	6,519	1,219,575
Assurant, Inc.	1,772	240,744
Assured Guaranty Ltd.	2,100	124,299
Axis Capital Holdings Ltd.	2,761	150,944
Brighthouse Financial, Inc. *	2,504	142,903
Brown & Brown, Inc.	7,717	453,682
Chubb Ltd.	14,719	3,162,966
Cincinnati Financial Corp.	5,525	570,843
CNA Financial Corp.	948	39,532
Erie Indemnity Co., Class A	227	58,341
Everest Re Group Ltd.	953	307,495
Fidelity National Financial, Inc.	9,301	366,273
First American Financial Corp.	3,584	180,634
Globe Life, Inc.	3,154	364,350
Kemper Corp.	2,267	108,068
Lincoln National Corp.	4,769	256,906
Loews Corp.	7,065	402,846
Markel Corp. *	365	440,227
Marsh & McLennan Cos., Inc.	1,905	307,639
MetLife, Inc.	23,776	1,740,641
Old Republic International Corp.	10,020	232,564
Primerica, Inc.	1,309	189,412
Principal Financial Group, Inc.	8,724	768,846
Prudential Financial, Inc.	13,275	1,396,397
Reinsurance Group of America, Inc.	2,369	348,646
RenaissanceRe Holdings Ltd.	695	107,503
The Allstate Corp.	9,529	1,203,036
The Hanover Insurance Group, Inc.	1,244	182,234
The Hartford Financial Services Group, Inc.	11,405	825,836
The Progressive Corp.	2,695	346,038
The Travelers Cos., Inc.	8,385	1,546,697
Unum Group	7,099	323,643
W.R. Berkley Corp.	7,275	541,115
White Mountains Insurance Group Ltd.	100	141,615
Willis Towers Watson plc	3,868	844,036
		23,568,927

Materials 4.1%
Air Products & Chemicals, Inc.	7,841	1,963,386
Albemarle Corp.	2,006	561,419
Alcoa Corp.	6,374	248,777
Amcor plc	53,037	614,168
AptarGroup, Inc.	2,321	230,127
Ardagh Metal Packaging S.A.	3,498	15,531
Ashland, Inc.	1,781	186,863
Avery Dennison Corp.	1,104	187,183
Axalta Coating Systems Ltd. *	5,919	138,031
Ball Corp.	6,585	325,233
Berry Global Group, Inc. *	2,284	108,079
Celanese Corp.	3,840	369,101
Cleveland-Cliffs, Inc. *	18,116	235,327
Corteva, Inc.	25,645	1,675,644
Crown Holdings, Inc.	486	33,335
Dow, Inc.	25,438	1,188,972
DuPont de Nemours, Inc.	17,746	1,015,071
Eagle Materials, Inc.	219	26,786

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Eastman Chemical Co.	4,339	333,279
Ecolab, Inc.	1,032	162,096
Element Solutions, Inc.	8,026	138,047
FMC Corp.	2,939	349,447
Freeport-McMoRan, Inc.	50,449	1,598,729
Ginkgo Bioworks Holdings, Inc. *	25,274	68,998
Graphic Packaging Holding Co.	2,501	57,423
Huntsman Corp.	6,722	179,881
International Flavors & Fragrances, Inc.	9,015	879,954
International Paper Co.	12,762	428,931
Linde plc	14,057	4,179,849
Louisiana-Pacific Corp.	2,351	133,184
LyondellBasell Industries N.V., Class A	9,092	695,083
Martin Marietta Materials, Inc.	2,006	673,976
NewMarket Corp.	208	63,303
Newmont Corp.	28,118	1,189,954
Nucor Corp.	9,258	1,216,316
Olin Corp.	4,741	251,036
Packaging Corp. of America	3,261	392,005
PPG Industries, Inc.	3,903	445,645
Reliance Steel & Aluminum Co.	2,126	428,346
Royal Gold, Inc.	2,172	206,253
RPM International, Inc.	4,273	404,098
Silgan Holdings, Inc.	2,956	139,996
Sonoco Products Co.	3,449	214,114
Southern Copper Corp.	1,045	49,084
SSR Mining, Inc.	7,514	103,693
Steel Dynamics, Inc.	6,120	575,586
The Chemours Co.	2,163	61,927
The Mosaic Co.	10,691	574,641
The Scotts Miracle-Gro Co.	938	43,064
United States Steel Corp.	8,280	168,581
Vulcan Materials Co.	2,405	393,699
Westlake Corp.	1,173	113,370
WestRock Co.	8,986	306,063
		26,342,684

Media & Entertainment 5.1%
Activision Blizzard, Inc.	27,500	2,002,000
Alphabet, Inc., Class A *	27,697	2,617,644
Alphabet, Inc., Class C *	24,859	2,353,153
Altice USA, Inc., Class A *	7,426	49,086
AMC Entertainment Holdings, Inc., Class A *(a)	18,384	122,437
Cable One, Inc.	80	68,754
Comcast Corp., Class A	155,072	4,921,985
DISH Network Corp., Class A *	8,799	131,193
Electronic Arts, Inc.	9,194	1,158,076
Fox Corp., Class A	10,669	308,014
Fox Corp., Class B	5,059	137,605
IAC, Inc. *	2,750	133,870
Liberty Broadband Corp., Class A *	346	29,521
Liberty Broadband Corp., Class C *	2,344	197,904
Liberty Media Corp. - Liberty Formula One, Class A *	667	34,697
Liberty Media Corp. - Liberty Formula One, Class C *	6,314	364,507
Liberty Media Corp. - Liberty SiriusXM, Class A *	1,927	81,782
Liberty Media Corp. - Liberty SiriusXM, Class C *	3,951	166,693
Live Nation Entertainment, Inc. *	2,731	217,415
Madison Square Garden Sports Corp.	338	52,934
Match Group, Inc. *	612	26,438
Meta Platforms, Inc., Class A *	63,900	5,952,924
Netflix, Inc. *	8,510	2,483,899
SECURITY	NUMBER OF SHARES	VALUE ($)
News Corp., Class A	13,710	231,288
News Corp., Class B	4,252	72,837
Nexstar Media Group, Inc., Class A	1,201	205,731
Omnicom Group, Inc.	7,188	522,927
Paramount Global, Class A	350	7,378
Paramount Global, Class B	20,453	374,699
Pinterest, Inc., Class A *	16,296	400,882
Playtika Holding Corp. *	295	2,788
Roku, Inc. *	3,054	169,619
Sirius XM Holdings, Inc. (a)	24,821	149,919
Take-Two Interactive Software, Inc. *	999	118,362
The Interpublic Group of Cos., Inc.	13,876	413,366
The New York Times Co., Class A	5,818	168,489
The Walt Disney Co. *	60,195	6,413,175
TripAdvisor, Inc. *	3,286	77,615
Warner Bros Discovery, Inc. *	22,259	289,367
		33,230,973

Pharmaceuticals, Biotechnology & Life Sciences 10.3%
10X Genomics, Inc., Class A *	314	8,535
Agilent Technologies, Inc.	1,088	150,525
Amgen, Inc.	3,025	817,809
Avantor, Inc. *	1,488	30,013
Azenta, Inc.	2,610	115,884
Biogen, Inc. *	5,156	1,461,417
BioMarin Pharmaceutical, Inc. *	6,520	564,828
Bio-Rad Laboratories, Inc., Class A *	758	266,596
Bristol-Myers Squibb Co.	75,418	5,842,632
Catalent, Inc. *	4,122	270,939
Charles River Laboratories International, Inc. *	116	24,621
Danaher Corp.	21,364	5,376,678
Elanco Animal Health, Inc. *	15,771	208,019
Eli Lilly & Co.	5,549	2,009,237
Exact Sciences Corp. *	5,036	175,152
Exelixis, Inc. *	1,494	24,771
Gilead Sciences, Inc.	44,449	3,487,469
Horizon Therapeutics plc *	544	33,902
Illumina, Inc. *	5,560	1,272,239
Incyte Corp. *	874	64,973
Ionis Pharmaceuticals, Inc. *	415	18,343
Jazz Pharmaceuticals plc *	2,160	310,586
Johnson & Johnson	93,201	16,214,178
Merck & Co., Inc.	52,049	5,267,359
Mirati Therapeutics, Inc. *	1,534	103,269
Moderna, Inc. *	11,245	1,690,461
Natera, Inc. *	231	10,848
Organon & Co.	9,000	235,620
PerkinElmer, Inc.	4,457	595,366
Perrigo Co., plc	4,727	190,404
Pfizer, Inc.	200,152	9,317,076
QIAGEN N.V. *	8,043	350,353
Regeneron Pharmaceuticals, Inc. *	3,134	2,346,582
Repligen Corp. *	566	103,289
Royalty Pharma plc, Class A	12,970	548,890
Syneos Health, Inc. *	3,006	151,442
Thermo Fisher Scientific, Inc.	12,165	6,252,445
Ultragenyx Pharmaceutical, Inc. *	526	21,282
United Therapeutics Corp. *	1,581	364,468
Vertex Pharmaceuticals, Inc. *	510	159,120
Viatris, Inc.	42,768	433,240
		66,890,860

Real Estate 4.5%
Alexandria Real Estate Equities, Inc.	5,728	832,278
American Homes 4 Rent, Class A	10,754	343,483

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
American Tower Corp.	3,828	793,123
Americold Realty Trust, Inc.	9,514	230,715
Apartment Income REIT Corp.	5,014	192,688
AvalonBay Communities, Inc.	4,941	865,268
Boston Properties, Inc.	5,531	402,104
Brixmor Property Group, Inc.	10,506	223,883
Camden Property Trust	3,351	387,208
CBRE Group, Inc., Class A *	5,789	410,672
Cousins Properties, Inc.	5,372	127,639
CubeSmart	7,925	331,820
Digital Realty Trust, Inc.	10,045	1,007,011
Douglas Emmett, Inc.	6,019	105,874
EastGroup Properties, Inc.	1,458	228,454
EPR Properties	2,619	101,093
Equinix, Inc.	793	449,187
Equity LifeStyle Properties, Inc.	2,414	154,399
Equity Residential	13,102	825,688
Essex Property Trust, Inc.	2,297	510,485
Extra Space Storage, Inc.	4,129	732,650
Federal Realty Investment Trust	2,845	281,598
First Industrial Realty Trust, Inc.	4,670	222,432
Gaming & Leisure Properties, Inc.	8,616	431,834
Healthcare Realty Trust, Inc.	13,447	273,378
Healthpeak Properties, Inc.	19,041	451,843
Highwoods Properties, Inc.	3,661	103,350
Host Hotels & Resorts, Inc.	24,999	471,981
Hudson Pacific Properties, Inc.	4,825	53,268
Invitation Homes, Inc.	21,575	683,712
Iron Mountain, Inc.	2,573	128,830
JBG SMITH Properties	3,769	74,174
Jones Lang LaSalle, Inc. *	1,692	269,180
Kilroy Realty Corp.	4,130	176,516
Kimco Realty Corp.	21,318	455,779
Lamar Advertising Co., Class A	376	34,678
Life Storage, Inc.	2,983	329,950
Medical Properties Trust, Inc.	21,053	241,057
Mid-America Apartment Communities, Inc.	4,060	639,247
National Retail Properties, Inc.	6,217	261,301
National Storage Affiliates Trust	3,008	128,321
Omega Healthcare Investors, Inc.	8,332	264,791
Opendoor Technologies, Inc. *	11,889	30,793
Park Hotels & Resorts, Inc.	7,871	102,953
Prologis, Inc.	32,595	3,609,896
Public Storage	1,143	354,044
Rayonier, Inc.	5,125	172,713
Realty Income Corp.	21,866	1,361,596
Regency Centers Corp.	6,075	367,598
Rexford Industrial Realty, Inc.	6,072	335,660
SBA Communications Corp.	2,912	785,949
Simon Property Group, Inc.	5,941	647,450
SL Green Realty Corp.	2,254	89,439
Spirit Realty Capital, Inc.	4,781	185,646
STORE Capital Corp.	9,009	286,486
Sun Communities, Inc.	4,299	579,720
The Howard Hughes Corp. *	1,292	79,264
UDR, Inc.	11,435	454,656
Ventas, Inc.	14,111	552,163
VICI Properties, Inc.	34,035	1,089,801
Vornado Realty Trust	6,252	147,485
Welltower, Inc.	16,411	1,001,727
WeWork, Inc., Class A *(a)	4,682	12,033
Weyerhaeuser Co.	26,340	814,696
WP Carey, Inc.	6,755	515,406
Zillow Group, Inc., Class A *	1,897	58,674
Zillow Group, Inc., Class C *	5,345	164,947
		29,033,737

SECURITY	NUMBER OF SHARES	VALUE ($)
Retailing 2.2%
Advance Auto Parts, Inc.	1,984	376,801
AutoNation, Inc. *	1,353	143,837
AutoZone, Inc. *	63	159,571
Bath & Body Works, Inc.	8,114	270,845
Best Buy Co., Inc.	4,899	335,141
Burlington Stores, Inc. *	144	20,586
CarMax, Inc. *	5,029	316,877
Dick's Sporting Goods, Inc.	1,929	219,443
Dollar Tree, Inc. *	5,187	822,140
DoorDash, Inc., Class A *	1,018	44,314
eBay, Inc.	16,900	673,296
GameStop Corp., Class A *(a)	9,520	269,511
Genuine Parts Co.	4,515	803,038
Kohl's Corp.	4,549	136,243
Leslie's, Inc. *	575	8,073
Lithia Motors, Inc.	961	190,422
LKQ Corp.	9,069	504,599
Lowe’s Cos., Inc.	3,101	604,540
Macy's, Inc.	9,514	198,367
Nordstrom, Inc.	559	11,370
Ollie's Bargain Outlet Holdings, Inc. *	2,087	116,872
O'Reilly Automotive, Inc. *	1,314	1,100,041
Penske Automotive Group, Inc.	955	106,597
Petco Health & Wellness Co., Inc. *	2,807	29,558
RH *	435	110,460
Ross Stores, Inc.	7,029	672,605
Target Corp.	7,363	1,209,373
The Gap, Inc.	7,050	79,454
The Home Depot, Inc.	15,369	4,551,222
Victoria's Secret & Co. *	834	31,358
Wayfair, Inc., Class A *	1,008	38,223
Williams-Sonoma, Inc.	500	61,915
		14,216,692

Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc. *	12,118	727,807
Analog Devices, Inc.	14,771	2,106,640
Cirrus Logic, Inc. *	1,978	132,763
First Solar, Inc. *	3,752	546,179
GLOBALFOUNDRIES, Inc. *(a)	1,695	96,106
Intel Corp.	144,928	4,120,303
Marvell Technology, Inc.	30,009	1,190,757
Microchip Technology, Inc.	2,794	172,502
Micron Technology, Inc.	31,641	1,711,778
MKS Instruments, Inc.	2,037	167,340
ON Semiconductor Corp. *	5,757	353,652
Qorvo, Inc. *	3,650	314,192
Skyworks Solutions, Inc.	5,682	488,709
Teradyne, Inc.	511	41,570
Texas Instruments, Inc.	10,290	1,652,883
Wolfspeed, Inc. *	4,080	321,300
		14,144,481

Software & Services 4.1%
Affirm Holdings, Inc. *	6,259	125,618
Akamai Technologies, Inc. *	5,532	488,642
Amdocs Ltd.	4,260	367,681
ANSYS, Inc. *	1,459	322,672
Automatic Data Processing, Inc.	1,216	293,907
Bill.com Holdings, Inc. *	3,445	459,425
Black Knight, Inc. *	4,970	300,536
Block, Inc. *	18,680	1,122,108
Broadridge Financial Solutions, Inc.	381	57,173
CCC Intelligent Solutions Holdings, Inc. *	3,626	33,831

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ceridian HCM Holding, Inc. *	3,930	260,127
Cognizant Technology Solutions Corp., Class A	18,414	1,146,272
Concentrix Corp.	1,527	186,645
Coupa Software, Inc. *	1,180	62,811
Dolby Laboratories, Inc., Class A	2,168	144,909
DoubleVerify Holdings, Inc. *	273	7,980
Dropbox, Inc., Class A *	632	13,746
DXC Technology Co. *	8,156	234,485
Euronet Worldwide, Inc. *	416	34,948
Fidelity National Information Services, Inc.	21,598	1,792,418
Fiserv, Inc. *	18,947	1,946,615
Genpact Ltd.	2,992	145,112
Global Payments, Inc.	9,729	1,111,636
GoDaddy, Inc., Class A *	4,783	384,553
Guidewire Software, Inc. *	2,974	176,685
Informatica, Inc., Class A *	1,083	20,967
International Business Machines Corp.	10,581	1,463,246
Jamf Holding Corp. *	360	8,521
Kyndryl Holdings, Inc. *	7,125	68,899
Manhattan Associates, Inc. *	853	103,785
nCino, Inc. *	1,959	61,669
NCR Corp. *	4,218	89,675
NortonLifeLock, Inc.	13,006	293,025
Nutanix, Inc., Class A *	3,642	99,791
Okta, Inc. *	4,570	256,468
Oracle Corp.	16,761	1,308,531
Paycor HCM, Inc. *	1,700	51,799
PayPal Holdings, Inc. *	28,364	2,370,663
Procore Technologies, Inc. *	685	37,442
Roper Technologies, Inc.	3,735	1,548,307
Salesforce, Inc. *	26,781	4,354,323
SentinelOne, Inc., Class A *	1,937	44,241
Snowflake, Inc., Class A *	698	111,889
SS&C Technologies Holdings, Inc.	7,874	404,881
Switch, Inc., Class A	2,126	72,390
Teradata Corp. *	1,643	51,902
The Western Union Co.	9,036	122,076
Twilio, Inc., Class A *	3,784	281,416
Tyler Technologies, Inc. *	187	60,463
UiPath, Inc., Class A *	12,059	152,546
Unity Software, Inc. *	2,390	70,505
VeriSign, Inc. *	2,964	594,163
VMware, Inc., Class A	3,801	427,727
WEX, Inc. *	425	69,760
Wix.com Ltd. *	425	35,743
Zoom Video Communications, Inc., Class A *	4,443	370,724
		26,228,072

Technology Hardware & Equipment 2.4%
Amphenol Corp., Class A	5,086	385,671
Arrow Electronics, Inc. *	2,153	218,013
Avnet, Inc.	3,344	134,395
Ciena Corp. *	5,280	252,912
Cisco Systems, Inc.	147,234	6,688,841
Cognex Corp.	442	20,434
Coherent Corp. *	3,823	128,491
Corning, Inc.	25,130	808,432
Dell Technologies, Inc., Class C	7,781	298,790
F5, Inc. *	2,112	301,826
Hewlett Packard Enterprise Co.	45,925	655,350
HP, Inc.	19,788	546,544
IPG Photonics Corp. *	1,183	101,336
Jabil, Inc.	870	55,897
Juniper Networks, Inc.	11,333	346,790
Keysight Technologies, Inc. *	475	82,721
SECURITY	NUMBER OF SHARES	VALUE ($)
Littelfuse, Inc.	855	188,314
Lumentum Holdings, Inc. *	2,437	181,435
Motorola Solutions, Inc.	5,825	1,454,561
National Instruments Corp.	4,028	153,789
TD SYNNEX Corp.	1,509	138,088
Teledyne Technologies, Inc. *	1,637	651,493
Trimble, Inc. *	8,819	530,551
Ubiquiti, Inc.	147	50,972
ViaSat, Inc. *	2,538	103,956
Vontier Corp.	2,086	39,843
Western Digital Corp. *	11,064	380,270
Zebra Technologies Corp., Class A *	1,080	305,878
		15,205,593

Telecommunication Services 2.1%
AT&T, Inc.	253,535	4,621,943
Frontier Communications Parent, Inc. *	8,684	203,379
Lumen Technologies, Inc.	36,431	268,132
T-Mobile US, Inc. *	21,097	3,197,461
Verizon Communications, Inc.	148,823	5,561,516
		13,852,431

Transportation 1.5%
Alaska Air Group, Inc. *	4,353	193,534
AMERCO	317	182,335
American Airlines Group, Inc. *	22,895	324,651
Avis Budget Group, Inc. *	1,048	247,810
C.H. Robinson Worldwide, Inc.	3,166	309,382
Copa Holdings S.A., Class A *	1,013	76,208
CSX Corp.	56,655	1,646,394
Expeditors International of Washington, Inc.	3,996	391,009
FedEx Corp.	8,497	1,361,899
GXO Logistics, Inc. *	3,328	121,605
Hertz Global Holdings, Inc. *	7,236	133,142
JB Hunt Transport Services, Inc.	326	55,769
JetBlue Airways Corp. *	11,421	91,825
Kirby Corp. *	2,119	147,800
Knight-Swift Transportation Holdings, Inc.	5,526	265,414
Landstar System, Inc.	142	22,183
Lyft, Inc., Class A *	2,153	31,520
Norfolk Southern Corp.	8,298	1,892,525
Ryder System, Inc.	1,755	141,295
Schneider National, Inc., Class B	1,920	42,701
Southwest Airlines Co. *	20,942	761,242
Uber Technologies, Inc. *	8,986	238,758
United Airlines Holdings, Inc. *	11,518	496,196
United Parcel Service, Inc., Class B	2,807	470,930
XPO Logistics, Inc. *	3,332	172,398
		9,818,525

Utilities 5.5%
Alliant Energy Corp.	8,850	461,704
Ameren Corp.	9,106	742,321
American Electric Power Co., Inc.	18,203	1,600,408
American Water Works Co., Inc.	6,433	934,972
Atmos Energy Corp.	4,876	519,538
Avangrid, Inc.	2,504	101,863
Brookfield Renewable Corp., Class A	4,534	140,690
CenterPoint Energy, Inc.	22,284	637,545
CMS Energy Corp.	10,231	583,679
Consolidated Edison, Inc.	12,566	1,105,305
Constellation Energy Corp.	11,553	1,092,221
Dominion Energy, Inc.	29,472	2,062,156
DTE Energy Co.	6,826	765,263

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Duke Energy Corp.	27,275	2,541,484
Edison International	13,291	797,992
Entergy Corp.	7,181	769,372
Essential Utilities, Inc.	8,203	362,737
Evergy, Inc.	7,850	479,870
Eversource Energy	12,193	930,082
Exelon Corp.	35,148	1,356,361
FirstEnergy Corp.	19,210	724,409
Hawaiian Electric Industries, Inc.	3,852	146,530
IDACORP, Inc.	1,783	186,680
National Fuel Gas Co.	2,851	192,414
NextEra Energy, Inc.	69,526	5,388,265
NiSource, Inc.	14,397	369,859
NRG Energy, Inc.	8,325	369,630
OGE Energy Corp.	7,075	259,157
PG&E Corp. *	54,863	819,105
Pinnacle West Capital Corp.	4,001	268,907
PPL Corp.	26,070	690,594
Public Service Enterprise Group, Inc.	17,611	987,449
Sempra Energy	11,137	1,681,019
The AES Corp.	19,319	505,385
The Southern Co.	37,595	2,461,721
UGI Corp.	7,423	262,255
Vistra Corp.	6,184	142,046
WEC Energy Group, Inc.	11,167	1,019,882
Xcel Energy, Inc.	19,291	1,256,037
		35,716,907
Total Common Stocks (Cost $559,167,998)		643,162,523

INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell 1000 Value ETF	4,150	621,421
Total Investment Companies (Cost $580,088)		621,421

SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Money Market Funds 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)	2,663,955	2,663,955
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	686,224	686,224
		3,350,179
Total Short-Term Investments (Cost $3,350,179)		3,350,179
Total Investments in Securities (Cost $563,098,265)		647,134,123

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 1000 Value Index, e-mini, expires 12/16/22	48	3,546,720	108,463
S&P 500 Index, e-mini, expires 12/16/22	1	194,150	661
Net Unrealized Appreciation			109,124

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $670,319.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2022:
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$3,397,519	$854,830	($1,862,661)	$285,654	($777,603)	$1,897,739	23,820	$30,673

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$643,162,523	$—	$—	$643,162,523
Investment Companies[1]	621,421	—	—	621,421
Short-Term Investments[1]	3,350,179	—	—	3,350,179
Futures Contracts[2]	109,124	—	—	109,124
Total	$647,243,247	$—	$—	$647,243,247

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $1,039,263)		$1,897,739
Investments in securities, at value - unaffiliated (cost $562,059,002) including securities on loan of $670,319		645,236,384
Cash		129,853
Deposit with broker for futures contracts		164,000
Receivables:
Fund shares sold		1,012,934
Dividends		616,262
Income from securities on loan	+	4,123
Total assets		649,061,295
Liabilities
Collateral held for securities on loan		686,224
Payables:
Fund shares redeemed		542,954
Variation margin on futures contracts		19,280
Investment adviser fees	+	16,867
Total liabilities		1,265,325
Net assets		$647,795,970
Net Assets by Source
Capital received from investors		$582,325,155
Total distributable earnings	+	65,470,815
Net assets		$647,795,970

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$647,795,970		13,634,563		$47.51

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $3,229)		$12,704,310
Dividends received from securities - affiliated		30,673
Securities on loan, net	+	26,865
Total investment income		12,761,848
Expenses
Investment adviser fees		214,388
Proxy fees[1]	+	2,757
Total expenses	–	217,145
Net investment income		12,544,703
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(180,340)
Net realized losses on sales of securities - unaffiliated		(4,434,022)
Net realized gains on sales of in-kind redemptions - affiliated		465,994
Net realized gains on sales of in-kind redemptions - unaffiliated		9,972,950
Net realized losses on futures contracts	+	(378,084)
Net realized gains		5,446,498
Net change in unrealized appreciation (depreciation) on securities - affiliated		(777,603)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(62,636,956)
Net change in unrealized appreciation (depreciation) on futures contracts	+	93,006
Net change in unrealized appreciation (depreciation)	+	(63,321,553)
Net realized and unrealized losses		(57,875,055)
Decrease in net assets resulting from operations		($45,330,352)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$12,544,703	$9,554,564
Net realized gains		5,446,498	18,696,413
Net change in unrealized appreciation (depreciation)	+	(63,321,553)	125,598,537
Increase (decrease) in net assets resulting from operations		($45,330,352)	$153,849,514
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($27,740,131)	($7,759,956)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,720,926	$280,961,274	3,972,069	$193,635,977
Shares reinvested		416,349	21,312,908	129,214	5,614,330
Shares redeemed	+	(3,237,613)	(157,379,862)	(2,064,619)	(100,690,119)
Net transactions in fund shares		2,899,662	$144,894,320	2,036,664	$98,560,188
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,734,901	$575,972,133	8,698,237	$331,322,387
Total increase	+	2,899,662	71,823,837	2,036,664	244,649,746
End of period		13,634,563	$647,795,970	10,734,901	$575,972,133

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$64.44	$44.98	$44.29	$39.55	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.79	0.69	0.72	0.70	0.59
Net realized and unrealized gains (losses)	(11.54)	19.54	1.09	4.54	(1.04)
Total from investment operations	(10.75)	20.23	1.81	5.24	(0.45)
Less distributions:
Distributions from net investment income	(0.63)	(0.77)	(0.64)	(0.42)	—
Distributions from net realized gains	(1.22)	—	(0.48)	(0.08)	—
Total distributions	(1.85)	(0.77)	(1.12)	(0.50)	—
Net asset value at end of period	$51.84	$64.44	$44.98	$44.29	$39.55
Total return	(17.15%)	45.35%	4.04%	13.61%	(1.13%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [4]	0.04%	0.04%	0.04% [5]	0.05% [6,7]
Net operating expenses	N/A	N/A	N/A	N/A	0.03% [6,7]
Net investment income (loss)	1.41%	1.19%	1.69%	1.67%	1.65% [6]
Portfolio turnover rate	11% [8]	14%	29%	21%	15% [3]
Net assets, end of period (x 1,000)	$903,303	$890,697	$482,977	$356,596	$171,278

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio includes less than 0.005% of non-routine proxy expenses.
[5]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio.
[6]	Annualized.
[7]	The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
[8]	Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.9% OF NET ASSETS

Automobiles & Components 0.9%
Aptiv plc *	25,657	2,336,583
BorgWarner, Inc.	22,410	841,047
Gentex Corp.	22,338	591,734
Harley-Davidson, Inc.	12,740	547,820
Lear Corp.	5,651	783,850
Lucid Group, Inc. *(a)	50,504	721,702
QuantumScape Corp. *(a)	24,135	201,045
Rivian Automotive, Inc., Class A *	49,323	1,724,825
Thor Industries, Inc.	5,007	407,920
		8,156,526

Banks 3.4%
Bank of Hawaii Corp.	3,738	283,901
Bank OZK	10,592	455,244
BOK Financial Corp.	2,792	307,651
Citizens Financial Group, Inc.	46,346	1,895,551
Comerica, Inc.	12,398	874,059
Commerce Bancshares, Inc.	10,401	736,807
Cullen/Frost Bankers, Inc.	5,536	858,357
East West Bancorp, Inc.	13,423	960,684
F.N.B. Corp.	33,118	478,555
Fifth Third Bancorp	64,677	2,308,322
First Citizens BancShares, Inc., Class A	1,156	950,371
First Hawaiian, Inc.	12,083	309,083
First Horizon Corp.	50,218	1,230,843
First Republic Bank	17,261	2,073,046
Huntington Bancshares, Inc.	136,218	2,067,789
KeyCorp	88,197	1,576,080
M&T Bank Corp.	16,602	2,795,279
MGIC Investment Corp.	28,649	391,059
New York Community Bancorp, Inc.	43,778	407,573
PacWest Bancorp	11,039	274,430
Pinnacle Financial Partners, Inc.	7,096	588,897
Popular, Inc.	6,955	491,858
Prosperity Bancshares, Inc.	8,318	595,319
Regions Financial Corp.	88,721	1,947,426
Rocket Cos., Inc., Class A	10,961	75,631
Signature Bank	5,881	932,315
SVB Financial Group *	5,572	1,286,909
Synovus Financial Corp.	13,694	545,706
TFS Financial Corp.	4,825	67,791
Umpqua Holdings Corp.	20,443	406,407
UWM Holdings Corp. (a)	8,652	28,379
Webster Financial Corp.	16,576	899,414
Western Alliance Bancorp	10,037	674,185
Wintrust Financial Corp.	5,672	531,013
Zions Bancorp NA	14,143	734,587
		31,040,521

Capital Goods 10.0%
A.O. Smith Corp.	12,043	659,716
Acuity Brands, Inc.	3,100	569,067
SECURITY	NUMBER OF SHARES	VALUE ($)
Advanced Drainage Systems, Inc.	6,082	704,782
AECOM	12,499	940,925
AGCO Corp.	5,896	732,106
Air Lease Corp.	9,854	347,748
Allegion plc	8,317	871,372
Allison Transmission Holdings, Inc.	9,175	387,644
AMETEK, Inc.	21,871	2,835,794
Armstrong World Industries, Inc.	4,373	330,468
Axon Enterprise, Inc. *	6,411	932,416
Builders FirstSource, Inc. *	14,635	902,394
BWX Technologies, Inc.	8,648	492,763
Carlisle Cos., Inc.	4,879	1,165,105
Carrier Global Corp.	80,471	3,199,527
ChargePoint Holdings, Inc. *(a)	23,809	332,850
Core & Main, Inc., Class A *	6,737	158,858
Crane Holdings Co.	4,464	447,918
Cummins, Inc.	13,378	3,271,055
Curtiss-Wright Corp.	3,640	610,901
Donaldson Co., Inc.	11,680	671,016
Dover Corp.	13,657	1,784,833
Esab Corp.	4,835	180,346
Fastenal Co.	54,644	2,640,945
Flowserve Corp.	12,384	355,173
Fortive Corp.	34,052	2,175,923
Fortune Brands Home & Security, Inc.	12,255	739,222
Gates Industrial Corp. plc *	10,279	114,611
Generac Holdings, Inc. *	5,917	685,840
Graco, Inc.	15,930	1,108,409
Hayward Holdings, Inc. *	6,425	59,431
HEICO Corp.	4,259	692,684
HEICO Corp., Class A	7,504	955,259
Hexcel Corp.	7,943	442,425
Howmet Aerospace, Inc.	35,577	1,264,762
Hubbell, Inc.	5,081	1,206,636
Huntington Ingalls Industries, Inc.	3,735	960,156
IDEX Corp.	7,210	1,602,855
Ingersoll Rand, Inc.	38,559	1,947,230
ITT, Inc.	7,924	605,314
Lennox International, Inc.	3,033	708,418
Lincoln Electric Holdings, Inc.	5,317	755,014
Masco Corp.	21,377	989,114
MasTec, Inc. *	5,779	445,445
MDU Resources Group, Inc.	19,170	545,962
Mercury Systems, Inc. *	5,406	261,650
MSC Industrial Direct Co., Inc., Class A	4,385	363,867
Nordson Corp.	5,497	1,236,825
nVent Electric plc	15,690	572,685
Oshkosh Corp.	6,215	546,920
Otis Worldwide Corp.	40,167	2,837,397
Owens Corning	9,197	787,355
PACCAR, Inc.	32,385	3,135,840
Parker-Hannifin Corp.	12,149	3,530,742
Pentair plc	15,631	671,351
Plug Power, Inc. *	49,308	787,942
Quanta Services, Inc.	13,506	1,918,392
Regal Rexnord Corp.	6,359	804,668
Rockwell Automation, Inc.	11,038	2,818,001
Sensata Technologies Holding plc	14,537	584,533

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SiteOne Landscape Supply, Inc. *	4,212	488,044
Snap-on, Inc.	4,989	1,107,807
Spirit AeroSystems Holdings, Inc., Class A	9,927	229,909
Stanley Black & Decker, Inc.	14,015	1,100,037
Sunrun, Inc. *	19,472	438,315
Textron, Inc.	20,053	1,372,427
The AZEK Co., Inc. *	10,498	183,820
The Middleby Corp. *	5,078	710,209
The Timken Co.	5,896	420,326
The Toro Co.	9,903	1,044,073
Trane Technologies plc	22,148	3,535,485
TransDigm Group, Inc.	4,875	2,806,830
Trex Co., Inc. *	10,482	504,079
United Rentals, Inc. *	6,629	2,092,842
Univar Solutions, Inc. *	15,608	397,692
Valmont Industries, Inc.	1,994	636,525
Vertiv Holdings Co.	28,862	413,015
W.W. Grainger, Inc.	4,325	2,527,314
Watsco, Inc.	3,127	847,292
WESCO International, Inc. *	4,234	583,318
Westinghouse Air Brake Technologies Corp.	17,181	1,602,644
WillScot Mobile Mini Holdings Corp. *	19,752	840,053
Woodward, Inc.	5,573	511,044
Xylem, Inc.	17,002	1,741,515
		90,523,215

Commercial & Professional Services 3.3%
Booz Allen Hamilton Holding Corp.	12,458	1,356,053
CACI International, Inc., Class A *	2,194	667,042
Cintas Corp.	8,217	3,513,178
Clarivate plc *	44,723	461,989
Clean Harbors, Inc. *	4,837	592,339
Copart, Inc. *	20,231	2,326,970
CoStar Group, Inc. *	37,302	3,085,621
Driven Brands Holdings, Inc. *	5,241	167,607
Dun & Bradstreet Holdings, Inc.	23,872	306,755
Equifax, Inc.	11,538	1,956,152
FTI Consulting, Inc. *	3,198	497,705
IAA, Inc. *	12,702	481,787
Jacobs Solutions, Inc.	12,132	1,397,849
KBR, Inc.	13,176	655,770
Leidos Holdings, Inc.	12,928	1,313,355
ManpowerGroup, Inc.	4,893	383,318
MSA Safety, Inc.	3,504	470,377
Republic Services, Inc.	19,574	2,595,904
Robert Half International, Inc.	10,217	781,192
Rollins, Inc.	21,986	925,171
Science Applications International Corp.	5,269	570,843
Stericycle, Inc. *	8,715	388,515
Tetra Tech, Inc.	5,056	714,312
TransUnion	18,268	1,082,744
Verisk Analytics, Inc.	14,746	2,696,011
		29,388,559

Consumer Durables & Apparel 2.5%
Brunswick Corp.	7,013	495,609
Capri Holdings Ltd. *	12,788	584,156
Carter's, Inc.	3,618	245,554
Columbia Sportswear Co.	3,420	254,790
D.R. Horton, Inc.	30,259	2,326,312
Deckers Outdoor Corp. *	2,499	874,475
Garmin Ltd.	14,634	1,288,377
Hanesbrands, Inc.	32,988	224,978
Hasbro, Inc.	12,477	814,124
Leggett & Platt, Inc.	12,608	425,520
Lennar Corp., Class A	23,826	1,922,758
SECURITY	NUMBER OF SHARES	VALUE ($)
Lennar Corp., Class B	1,376	89,743
Lululemon Athletica, Inc. *	10,602	3,488,482
Mattel, Inc. *	33,397	633,207
Mohawk Industries, Inc. *	4,979	471,760
Newell Brands, Inc.	35,828	494,785
NVR, Inc. *	285	1,207,759
Peloton Interactive, Inc., Class A *	28,815	242,046
Polaris, Inc.	5,360	544,576
PulteGroup, Inc.	21,861	874,221
PVH Corp.	6,396	328,243
Ralph Lauren Corp.	4,023	372,892
Skechers U.S.A., Inc., Class A *	12,682	436,641
Tapestry, Inc.	23,912	757,532
Tempur Sealy International, Inc.	15,922	428,142
Toll Brothers, Inc.	10,201	439,459
TopBuild Corp. *	3,071	522,500
Under Armour, Inc., Class A *	18,000	134,100
Under Armour, Inc., Class C *	18,846	123,630
VF Corp.	33,171	937,081
Whirlpool Corp.	5,068	700,600
YETI Holdings, Inc. *	8,158	261,709
		22,945,761

Consumer Services 3.4%
ADT, Inc.	19,594	165,765
Aramark	22,003	803,110
Boyd Gaming Corp.	7,418	428,464
Bright Horizons Family Solutions, Inc. *	5,478	357,823
Caesars Entertainment, Inc. *	19,471	851,467
Carnival Corp. *	90,904	823,590
Chipotle Mexican Grill, Inc. *	2,641	3,957,090
Choice Hotels International, Inc.	3,204	416,007
Churchill Downs, Inc.	3,442	715,626
Darden Restaurants, Inc.	11,618	1,663,001
Domino’s Pizza, Inc.	3,409	1,132,606
DraftKings, Inc., Class A *	30,690	484,902
Expedia Group, Inc. *	14,352	1,341,482
Grand Canyon Education, Inc. *	2,976	299,475
H&R Block, Inc.	15,152	623,505
Hilton Worldwide Holdings, Inc.	25,646	3,468,878
Hyatt Hotels Corp., Class A *	4,679	440,809
Las Vegas Sands Corp. *	31,393	1,193,248
Marriott Vacations Worldwide Corp.	3,646	538,733
MGM Resorts International	31,158	1,108,290
Mister Car Wash, Inc. *	7,352	64,918
Norwegian Cruise Line Holdings Ltd. *	39,645	669,604
Penn Entertainment, Inc. *	14,953	494,944
Planet Fitness, Inc., Class A *	7,989	523,120
Royal Caribbean Cruises Ltd. *	20,905	1,115,909
Service Corp. International	14,651	887,997
Six Flags Entertainment Corp. *	7,050	157,215
The Wendy's Co.	16,248	337,633
Travel & Leisure Co.	7,786	295,712
Vail Resorts, Inc.	3,817	836,419
Wyndham Hotels & Resorts, Inc.	8,423	639,558
Wynn Resorts Ltd. *	9,908	633,121
Yum! Brands, Inc.	27,177	3,213,680
		30,683,701

Diversified Financials 5.7%
Affiliated Managers Group, Inc.	3,594	446,231
AGNC Investment Corp.	49,497	406,865
Ally Financial, Inc.	29,269	806,654
Ameriprise Financial, Inc.	10,256	3,170,335
Annaly Capital Management, Inc.	40,885	758,417
Apollo Global Management, Inc.	43,595	2,413,419

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ares Management Corp., Class A	14,397	1,091,725
Blue Owl Capital, Inc.	39,482	395,610
Cboe Global Markets, Inc.	10,048	1,250,976
Coinbase Global, Inc., Class A *	14,984	992,690
Credit Acceptance Corp. *	636	296,134
Discover Financial Services	25,899	2,705,410
Equitable Holdings, Inc.	35,508	1,087,255
Evercore, Inc., Class A	3,451	362,700
FactSet Research Systems, Inc.	3,602	1,532,615
Franklin Resources, Inc.	27,125	636,081
Interactive Brokers Group, Inc., Class A	8,825	707,324
Invesco Ltd.	35,500	543,860
Janus Henderson Group plc	12,890	293,505
Jefferies Financial Group, Inc.	19,335	665,317
KKR & Co., Inc.	54,295	2,640,366
Lazard Ltd., Class A	8,470	319,404
LPL Financial Holdings, Inc.	7,555	1,931,436
MarketAxess Holdings, Inc.	3,525	860,241
Morningstar, Inc.	2,354	546,552
MSCI, Inc.	7,483	3,508,479
Nasdaq, Inc.	32,637	2,031,327
Northern Trust Corp.	19,510	1,645,668
OneMain Holdings, Inc.	11,050	426,088
Raymond James Financial, Inc.	18,476	2,182,755
Rithm Capital Corp.	40,444	340,943
Robinhood Markets, Inc., Class A *	53,269	622,182
SEI Investments Co.	9,735	528,611
SLM Corp.	23,769	394,328
SoFi Technologies, Inc. *	75,501	410,725
Starwood Property Trust, Inc.	27,791	574,162
State Street Corp.	34,826	2,577,124
Stifel Financial Corp.	9,805	606,635
Synchrony Financial	45,558	1,620,042
T. Rowe Price Group, Inc.	21,244	2,255,263
The Bank of New York Mellon Corp.	69,730	2,936,330
The Carlyle Group, Inc.	19,648	555,645
Tradeweb Markets, Inc., Class A	10,200	561,816
Upstart Holdings, Inc. *(a)	6,676	154,750
Virtu Financial, Inc., Class A	9,295	208,022
Voya Financial, Inc.	9,219	630,211
		51,632,228

Energy 5.6%
Antero Midstream Corp.	31,789	338,553
Antero Resources Corp. *	27,449	1,006,280
APA Corp.	30,880	1,403,805
Baker Hughes Co.	90,320	2,498,251
Cheniere Energy, Inc.	23,629	4,168,392
Chesapeake Energy Corp.	11,492	1,175,287
Continental Resources, Inc.	3,434	254,013
Coterra Energy, Inc.	74,492	2,318,936
Devon Energy Corp.	62,450	4,830,508
Diamondback Energy, Inc.	16,426	2,580,689
DTE Midstream LLC *	9,218	550,315
Enviva, Inc.	2,884	172,579
EQT Corp.	34,975	1,463,354
Halliburton Co.	85,291	3,106,298
Hess Corp.	26,731	3,771,209
HF Sinclair Corp.	13,830	845,981
Marathon Oil Corp.	64,107	1,952,058
New Fortress Energy, Inc.	4,550	250,569
NOV, Inc.	37,145	832,048
ONEOK, Inc.	42,200	2,503,304
Ovintiv, Inc.	24,253	1,228,414
PDC Energy, Inc.	8,986	648,250
Phillips 66	45,683	4,764,280
Range Resources Corp.	24,336	693,089
SECURITY	NUMBER OF SHARES	VALUE ($)
Southwestern Energy Co. *	105,699	732,494
Targa Resources Corp.	21,447	1,466,331
Texas Pacific Land Corp.	543	1,251,001
The Williams Cos., Inc.	115,635	3,784,734
		50,591,022

Food & Staples Retailing 0.7%
Albertsons Cos., Inc., Class A	15,948	327,093
BJ's Wholesale Club Holdings, Inc. *	12,716	984,218
Casey's General Stores, Inc.	3,519	818,907
Grocery Outlet Holding Corp. *	8,396	290,250
Performance Food Group Co. *	14,437	751,301
The Kroger Co.	62,247	2,943,661
U.S. Foods Holding Corp. *	19,155	570,053
		6,685,483

Food, Beverage & Tobacco 2.5%
Brown-Forman Corp., Class A	4,307	296,192
Brown-Forman Corp., Class B	17,434	1,185,512
Bunge Ltd.	13,299	1,312,611
Campbell Soup Co.	18,399	973,491
Conagra Brands, Inc.	44,682	1,639,829
Darling Ingredients, Inc. *	15,185	1,191,719
Flowers Foods, Inc.	17,749	509,574
Freshpet, Inc. *	4,300	253,485
Hormel Foods Corp.	27,217	1,264,230
Ingredion, Inc.	6,226	554,861
Kellogg Co.	23,960	1,840,607
Lamb Weston Holdings, Inc.	13,678	1,179,317
McCormick & Co., Inc. - Non Voting Shares	23,798	1,871,475
Molson Coors Beverage Co., Class B	16,613	837,794
Pilgrim's Pride Corp. *	4,487	103,425
Post Holdings, Inc. *	5,180	468,376
Seaboard Corp.	24	89,913
The Boston Beer Co., Inc., Class A *	894	333,721
The Hershey Co.	13,856	3,308,397
The JM Smucker Co.	9,784	1,474,058
Tyson Foods, Inc., Class A	27,042	1,848,321
		22,536,908

Health Care Equipment & Services 5.1%
ABIOMED, Inc. *	4,241	1,069,071
Acadia Healthcare Co., Inc. *	8,454	687,310
agilon health, Inc. *	17,917	355,653
Align Technology, Inc. *	7,448	1,447,146
Amedisys, Inc. *	3,032	295,893
AmerisourceBergen Corp.	14,015	2,203,438
Cardinal Health, Inc.	25,863	1,963,002
Certara, Inc. *	10,927	133,637
Chemed Corp.	1,389	648,482
DaVita, Inc. *	5,336	389,581
Definitive Healthcare Corp. *	3,058	48,255
Dentsply Sirona, Inc.	20,372	627,865
DexCom, Inc. *	37,181	4,490,721
Doximity, Inc., Class A *	10,280	272,112
Encompass Health Corp.	9,279	505,149
Enhabit, Inc. *	4,555	56,573
Enovis Corp. *	4,800	237,360
Envista Holdings Corp. *	15,446	509,873
Globus Medical, Inc., Class A *	7,233	484,611
Guardant Health, Inc. *	9,226	456,687
Henry Schein, Inc. *	12,839	878,958
Hologic, Inc. *	23,350	1,583,130
ICU Medical, Inc. *	1,907	283,018
IDEXX Laboratories, Inc. *	7,915	2,846,867

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Insulet Corp. *	6,534	1,691,065
Integra LifeSciences Holdings Corp. *	6,871	345,268
Laboratory Corp. of America Holdings	8,578	1,903,115
Masimo Corp. *	4,508	593,253
Molina Healthcare, Inc. *	5,438	1,951,481
Novocure Ltd. *	9,812	693,316
Oak Street Health, Inc. *	11,122	224,998
Penumbra, Inc. *	3,388	580,940
Premier, Inc., Class A	11,191	390,342
Quest Diagnostics, Inc.	11,105	1,595,233
QuidelOrtho Corp. *	4,674	419,819
ResMed, Inc.	13,716	3,068,132
Signify Health, Inc., Class A *	6,728	196,660
STERIS plc	9,473	1,634,850
Tandem Diabetes Care, Inc. *	6,076	341,167
Teladoc Health, Inc. *	15,231	451,447
Teleflex, Inc.	4,454	955,650
Tenet Healthcare Corp. *	10,071	446,750
The Cooper Cos., Inc.	4,612	1,260,875
Universal Health Services, Inc., Class B	6,020	697,537
Veeva Systems, Inc., Class A *	13,232	2,222,182
Zimmer Biomet Holdings, Inc.	19,915	2,257,365
		46,395,837

Household & Personal Products 0.5%
Church & Dwight Co., Inc.	23,045	1,708,326
Coty, Inc., Class A *	32,930	220,960
Olaplex Holdings, Inc. *	11,624	51,146
Reynolds Consumer Products, Inc.	5,195	158,655
Spectrum Brands Holdings, Inc.	3,809	175,747
The Clorox Co.	11,695	1,707,938
		4,022,772

Insurance 4.8%
Aflac, Inc.	59,485	3,873,068
American Financial Group, Inc.	6,386	926,673
Arch Capital Group Ltd. *	33,620	1,933,150
Arthur J. Gallagher & Co.	19,751	3,695,017
Assurant, Inc.	5,054	686,636
Assured Guaranty Ltd.	5,630	333,240
Axis Capital Holdings Ltd.	7,376	403,246
Brighthouse Financial, Inc. *	6,742	384,766
Brown & Brown, Inc.	22,440	1,319,248
Cincinnati Financial Corp.	14,845	1,533,785
CNA Financial Corp.	2,615	109,046
Erie Indemnity Co., Class A	2,380	611,684
Everest Re Group Ltd.	3,693	1,191,583
Fidelity National Financial, Inc.	25,032	985,760
First American Financial Corp.	9,553	481,471
Globe Life, Inc.	8,487	980,418
Kemper Corp.	6,051	288,451
Lincoln National Corp.	16,102	867,415
Loews Corp.	18,921	1,078,875
Markel Corp. *	1,268	1,529,335
Old Republic International Corp.	26,884	623,978
Primerica, Inc.	3,523	509,778
Principal Financial Group, Inc.	23,409	2,063,035
Prudential Financial, Inc.	35,622	3,747,078
Reinsurance Group of America, Inc.	6,341	933,205
RenaissanceRe Holdings Ltd.	4,077	630,630
Ryan Specialty Group Holdings, Inc., Class A *	7,822	350,817
The Allstate Corp.	25,573	3,228,591
The Hanover Insurance Group, Inc.	3,351	490,888
The Hartford Financial Services Group, Inc.	30,617	2,216,977
Unum Group	19,016	866,940
SECURITY	NUMBER OF SHARES	VALUE ($)
W.R. Berkley Corp.	19,539	1,453,311
White Mountains Insurance Group Ltd.	268	379,528
Willis Towers Watson plc	10,382	2,265,456
		42,973,079

Materials 6.1%
Albemarle Corp.	11,110	3,109,356
Alcoa Corp.	17,075	666,437
Amcor plc	142,367	1,648,610
AptarGroup, Inc.	6,200	614,730
Ardagh Metal Packaging S.A. (a)	14,176	62,941
Ashland, Inc.	4,795	503,091
Avery Dennison Corp.	7,728	1,310,282
Axalta Coating Systems Ltd. *	20,907	487,551
Ball Corp.	29,273	1,445,793
Berry Global Group, Inc. *	11,862	561,310
Celanese Corp.	10,279	988,017
CF Industries Holdings, Inc.	18,874	2,005,551
Cleveland-Cliffs, Inc. *	48,505	630,080
Corteva, Inc.	68,789	4,494,673
Crown Holdings, Inc.	11,034	756,822
DuPont de Nemours, Inc.	47,607	2,723,120
Eagle Materials, Inc.	3,546	433,711
Eastman Chemical Co.	11,616	892,225
Element Solutions, Inc.	21,691	373,085
FMC Corp.	11,954	1,421,331
Ginkgo Bioworks Holdings, Inc. *(a)	82,786	226,006
Graphic Packaging Holding Co.	29,076	667,585
Huntsman Corp.	18,187	486,684
International Flavors & Fragrances, Inc.	24,193	2,361,479
International Paper Co.	34,307	1,153,058
Louisiana-Pacific Corp.	6,957	394,114
LyondellBasell Industries N.V., Class A	24,391	1,864,692
Martin Marietta Materials, Inc.	5,904	1,983,626
MP Materials Corp. *	8,571	257,473
NewMarket Corp.	558	169,822
Nucor Corp.	24,839	3,263,348
Olin Corp.	12,715	673,259
Packaging Corp. of America	8,769	1,054,122
PPG Industries, Inc.	22,370	2,554,207
Reliance Steel & Aluminum Co.	5,694	1,147,227
Royal Gold, Inc.	6,233	591,886
RPM International, Inc.	12,112	1,145,432
Sealed Air Corp.	13,845	659,299
Silgan Holdings, Inc.	7,974	377,649
Sonoco Products Co.	9,243	573,805
SSR Mining, Inc.	20,086	277,187
Steel Dynamics, Inc.	16,434	1,545,618
The Chemours Co.	14,650	419,430
The Mosaic Co.	32,731	1,759,291
The Scotts Miracle-Gro Co.	3,836	176,111
United States Steel Corp.	22,262	453,254
Valvoline, Inc.	16,748	491,721
Vulcan Materials Co.	12,569	2,057,545
Westlake Corp.	3,127	302,225
WestRock Co.	24,048	819,075
		55,034,946

Media & Entertainment 3.5%
Altice USA, Inc., Class A *	19,803	130,898
AMC Entertainment Holdings, Inc., Class A *(a)	49,210	327,739
Cable One, Inc.	555	476,984
DISH Network Corp., Class A *	23,860	355,753
Electronic Arts, Inc.	26,308	3,313,756
Fox Corp., Class A	28,526	823,546

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fox Corp., Class B	13,558	368,777
IAC, Inc. *	7,386	359,550
Liberty Broadband Corp., Class A *	1,742	148,627
Liberty Broadband Corp., Class C *	11,723	989,773
Liberty Media Corp. - Liberty Formula One, Class A *	1,975	102,739
Liberty Media Corp. - Liberty Formula One, Class C *	19,058	1,100,218
Liberty Media Corp. - Liberty SiriusXM, Class A *	7,118	302,088
Liberty Media Corp. - Liberty SiriusXM, Class C *	14,680	619,349
Live Nation Entertainment, Inc. *	14,618	1,163,739
Madison Square Garden Sports Corp.	1,806	282,838
Match Group, Inc. *	27,044	1,168,301
News Corp., Class A	36,582	617,138
News Corp., Class B	11,505	197,081
Nexstar Media Group, Inc., Class A	3,544	607,087
Omnicom Group, Inc.	19,305	1,404,439
Paramount Global, Class A	815	17,180
Paramount Global, Class B	54,786	1,003,679
Pinterest, Inc., Class A *	55,274	1,359,740
Playtika Holding Corp. *	9,888	93,442
ROBLOX Corp., Class A *	41,782	1,869,327
Roku, Inc. *	11,385	632,323
Sirius XM Holdings, Inc. (a)	66,499	401,654
Spotify Technology S.A. *	13,289	1,070,828
Take-Two Interactive Software, Inc. *	15,503	1,836,795
The Interpublic Group of Cos., Inc.	37,301	1,111,197
The New York Times Co., Class A	15,566	450,791
The Trade Desk, Inc., Class A *	41,654	2,217,659
TripAdvisor, Inc. *	9,650	227,933
Warner Bros Discovery, Inc. *	223,931	2,911,103
World Wrestling Entertainment, Inc., Class A	4,093	322,897
ZoomInfo Technologies, Inc. *	26,087	1,161,654
		31,548,622

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
10X Genomics, Inc., Class A *	8,734	237,390
Agilent Technologies, Inc.	28,470	3,938,824
Alnylam Pharmaceuticals, Inc. *	11,458	2,374,785
Avantor, Inc. *	57,892	1,167,682
Azenta, Inc.	7,052	313,109
Biogen, Inc. *	13,841	3,923,093
BioMarin Pharmaceutical, Inc. *	17,522	1,517,931
Bio-Rad Laboratories, Inc., Class A *	2,030	713,971
Bio-Techne Corp.	3,693	1,094,088
Bruker Corp.	10,309	637,509
Catalent, Inc. *	16,204	1,065,089
Charles River Laboratories International, Inc. *	4,786	1,015,828
Elanco Animal Health, Inc. *	42,219	556,869
Exact Sciences Corp. *	16,560	575,957
Exelixis, Inc. *	29,922	496,107
Horizon Therapeutics plc *	21,320	1,328,662
Incyte Corp. *	17,330	1,288,312
Ionis Pharmaceuticals, Inc. *	13,422	593,252
IQVIA Holdings, Inc. *	17,613	3,692,918
Jazz Pharmaceuticals plc *	5,784	831,681
Maravai LifeSciences Holdings, Inc., Class A *	10,400	172,640
Mettler-Toledo International, Inc. *	2,124	2,686,711
Mirati Therapeutics, Inc. *	4,074	274,262
Natera, Inc. *	8,164	383,381
Neurocrine Biosciences, Inc. *	8,998	1,035,850
SECURITY	NUMBER OF SHARES	VALUE ($)
Novavax, Inc. *	7,354	163,774
Organon & Co.	24,060	629,891
PerkinElmer, Inc.	11,974	1,599,487
Perrigo Co., plc	12,774	514,537
QIAGEN N.V. *	21,533	937,977
Repligen Corp. *	5,249	957,890
Royalty Pharma plc, Class A	34,847	1,474,725
Sarepta Therapeutics, Inc. *	7,988	910,792
Seagen, Inc. *	12,907	1,641,254
Sotera Health Co. *	9,211	63,372
Syneos Health, Inc. *	9,702	488,787
Ultragenyx Pharmaceutical, Inc. *	6,307	255,181
United Therapeutics Corp. *	4,235	976,295
Viatris, Inc.	115,027	1,165,224
Waters Corp. *	5,685	1,700,781
West Pharmaceutical Services, Inc.	7,030	1,617,603
		47,013,471

Real Estate 7.5%
Alexandria Real Estate Equities, Inc.	15,377	2,234,278
American Homes 4 Rent, Class A	28,786	919,425
Americold Realty Trust, Inc.	25,554	619,684
Apartment Income REIT Corp.	14,612	561,539
AvalonBay Communities, Inc.	13,258	2,321,741
Boston Properties, Inc.	14,873	1,081,267
Brixmor Property Group, Inc.	28,345	604,032
Camden Property Trust	9,839	1,136,896
CBRE Group, Inc., Class A *	30,414	2,157,569
Cousins Properties, Inc.	14,377	341,598
CubeSmart	21,214	888,230
Douglas Emmett, Inc.	16,068	282,636
EastGroup Properties, Inc.	3,905	611,874
EPR Properties	6,997	270,084
Equity LifeStyle Properties, Inc.	16,857	1,078,174
Equity Residential	35,152	2,215,279
Essex Property Trust, Inc.	6,169	1,370,999
Extra Space Storage, Inc.	12,576	2,231,485
Federal Realty Investment Trust	7,621	754,327
First Industrial Realty Trust, Inc.	12,484	594,613
Gaming & Leisure Properties, Inc.	23,166	1,161,080
Healthcare Realty Trust, Inc.	36,043	732,754
Healthpeak Properties, Inc.	51,174	1,214,359
Highwoods Properties, Inc.	9,846	277,953
Host Hotels & Resorts, Inc.	67,182	1,268,396
Hudson Pacific Properties, Inc.	13,031	143,862
Invitation Homes, Inc.	57,924	1,835,612
Iron Mountain, Inc.	27,394	1,371,618
JBG SMITH Properties	10,076	198,296
Jones Lang LaSalle, Inc. *	4,533	721,155
Kilroy Realty Corp.	11,004	470,311
Kimco Realty Corp.	57,313	1,225,352
Lamar Advertising Co., Class A	8,205	756,747
Life Storage, Inc.	7,985	883,221
Medical Properties Trust, Inc.	56,477	646,662
Mid-America Apartment Communities, Inc.	10,898	1,715,890
National Retail Properties, Inc.	16,662	700,304
National Storage Affiliates Trust	8,035	342,773
Omega Healthcare Investors, Inc.	22,324	709,457
Opendoor Technologies, Inc. *	43,444	112,520
Park Hotels & Resorts, Inc.	21,165	276,838
Rayonier, Inc.	13,799	465,026
Realty Income Corp.	58,664	3,653,007
Regency Centers Corp.	16,261	983,953
Rexford Industrial Realty, Inc.	16,252	898,411
SBA Communications Corp.	10,123	2,732,198
Simon Property Group, Inc.	30,965	3,374,566
SL Green Realty Corp.	6,084	241,413

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Spirit Realty Capital, Inc.	12,858	499,276
STORE Capital Corp.	24,147	767,875
Sun Communities, Inc.	11,549	1,557,383
The Howard Hughes Corp. *	3,497	214,541
UDR, Inc.	30,728	1,221,745
Ventas, Inc.	37,892	1,482,714
VICI Properties, Inc.	91,305	2,923,586
Vornado Realty Trust	16,765	395,486
Welltower, Inc.	44,037	2,688,018
WeWork, Inc., Class A *(a)	12,080	31,046
Weyerhaeuser Co.	70,666	2,185,699
WP Carey, Inc.	18,144	1,384,387
Zillow Group, Inc., Class A *	5,395	166,867
Zillow Group, Inc., Class C *	15,182	468,517
		67,376,604

Retailing 4.7%
Advance Auto Parts, Inc.	5,796	1,100,776
AutoNation, Inc. *	3,612	383,992
AutoZone, Inc. *	1,847	4,678,229
Bath & Body Works, Inc.	21,720	725,014
Best Buy Co., Inc.	19,081	1,305,331
Burlington Stores, Inc. *	6,250	893,500
CarMax, Inc. *	15,226	959,390
Carvana Co. *(a)	9,922	134,245
Dick's Sporting Goods, Inc.	5,152	586,091
Dollar Tree, Inc. *	20,171	3,197,103
DoorDash, Inc., Class A *	23,722	1,032,619
eBay, Inc.	52,182	2,078,931
Etsy, Inc. *	12,002	1,127,108
Five Below, Inc. *	5,181	758,239
Floor & Decor Holdings, Inc., Class A *	9,799	718,953
GameStop Corp., Class A *(a)	25,500	721,905
Genuine Parts Co.	13,178	2,343,839
Kohl's Corp.	12,174	364,611
Leslie's, Inc. *	14,969	210,165
Lithia Motors, Inc.	2,569	509,047
LKQ Corp.	24,367	1,355,780
Macy's, Inc.	25,520	532,092
Nordstrom, Inc.	10,610	215,807
Ollie's Bargain Outlet Holdings, Inc. *	5,924	331,744
O'Reilly Automotive, Inc. *	5,957	4,987,022
Penske Automotive Group, Inc.	2,546	284,184
Petco Health & Wellness Co., Inc. *	7,777	81,892
Pool Corp.	3,661	1,113,786
RH *	1,872	475,357
Ross Stores, Inc.	32,772	3,135,953
The Gap, Inc.	18,711	210,873
Tractor Supply Co.	10,617	2,333,298
Ulta Beauty, Inc. *	4,878	2,045,687
Victoria's Secret & Co. *	7,831	294,446
Wayfair, Inc., Class A *	7,401	280,646
Williams-Sonoma, Inc.	6,482	802,666
		42,310,321

Semiconductors & Semiconductor Equipment 2.2%
Allegro MicroSystems, Inc. *	6,280	159,575
Cirrus Logic, Inc. *	5,286	354,796
Enphase Energy, Inc. *	12,424	3,814,168
Entegris, Inc.	14,085	1,117,504
First Solar, Inc. *	10,082	1,467,637
GLOBALFOUNDRIES, Inc. *(a)	6,039	342,411
Lattice Semiconductor Corp. *	12,892	625,391
Microchip Technology, Inc.	51,076	3,153,432
MKS Instruments, Inc.	5,426	445,746
Monolithic Power Systems, Inc.	4,307	1,462,011
SECURITY	NUMBER OF SHARES	VALUE ($)
ON Semiconductor Corp. *	41,181	2,529,749
Qorvo, Inc. *	9,771	841,088
Skyworks Solutions, Inc.	15,262	1,312,685
Teradyne, Inc.	14,864	1,209,186
Universal Display Corp.	4,124	392,687
Wolfspeed, Inc. *	10,965	863,494
		20,091,560

Software & Services 9.1%
Affirm Holdings, Inc. *	16,907	339,323
Akamai Technologies, Inc. *	14,863	1,312,849
Alteryx, Inc., Class A *	5,648	275,227
Amdocs Ltd.	11,464	989,458
ANSYS, Inc. *	8,257	1,826,118
AppLovin Corp., Class A *(a)	20,749	351,903
Aspen Technology, Inc. *	2,562	618,595
Bentley Systems, Inc., Class B	16,002	564,551
Bill.com Holdings, Inc. *	9,261	1,235,047
Black Knight, Inc. *	14,667	886,913
Broadridge Financial Solutions, Inc.	11,076	1,662,065
Cadence Design Systems, Inc. *	25,899	3,920,850
CCC Intelligent Solutions Holdings, Inc. *	16,180	150,959
Ceridian HCM Holding, Inc. *	12,989	859,742
Cloudflare, Inc., Class A *	26,522	1,493,719
Concentrix Corp.	4,087	499,554
Confluent, Inc., Class A *	11,762	316,163
Coupa Software, Inc. *	7,135	379,796
Crowdstrike Holdings, Inc., Class A *	19,959	3,217,391
Datadog, Inc., Class A *	25,202	2,029,013
DocuSign, Inc. *	18,751	905,673
Dolby Laboratories, Inc., Class A	5,792	387,137
DoubleVerify Holdings, Inc. *	6,020	175,965
Dropbox, Inc., Class A *	25,983	565,130
DXC Technology Co. *	21,789	626,434
Dynatrace, Inc. *	18,893	665,789
Elastic N.V. *	7,344	469,649
EPAM Systems, Inc. *	5,210	1,823,500
Euronet Worldwide, Inc. *	4,487	376,953
Fair Isaac Corp. *	2,330	1,115,697
Five9, Inc. *	6,536	393,859
FleetCor Technologies, Inc. *	6,932	1,290,184
Fortinet, Inc. *	61,258	3,501,507
Gartner, Inc. *	7,285	2,199,487
Genpact Ltd.	17,135	831,047
Global Payments, Inc.	26,112	2,983,557
Globant S.A. *	3,865	729,248
GoDaddy, Inc., Class A *	14,851	1,194,020
Guidewire Software, Inc. *	7,956	472,666
HubSpot, Inc. *	4,322	1,281,732
Informatica, Inc., Class A *	3,469	67,160
Jack Henry & Associates, Inc.	6,888	1,371,125
Jamf Holding Corp. *	6,225	147,346
Kyndryl Holdings, Inc. *	19,109	184,784
Manhattan Associates, Inc. *	5,956	724,667
MongoDB, Inc. *	6,190	1,132,956
nCino, Inc. *	6,637	208,933
NCR Corp. *	12,058	256,353
New Relic, Inc. *	4,973	294,601
NortonLifeLock, Inc.	54,218	1,221,532
Nutanix, Inc., Class A *	20,287	555,864
Okta, Inc. *	14,159	794,603
Palantir Technologies, Inc., Class A *	171,693	1,509,181
Paychex, Inc.	30,622	3,622,889
Paycom Software, Inc. *	4,859	1,681,214
Paycor HCM, Inc. *	4,472	136,262
Paylocity Holding Corp. *	3,768	873,385
Pegasystems, Inc.	3,940	146,607

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Procore Technologies, Inc. *	6,618	361,740
PTC, Inc. *	9,996	1,177,829
RingCentral, Inc., Class A *	8,048	285,865
SentinelOne, Inc., Class A *	17,525	400,271
Shift4 Payments, Inc., Class A *	4,808	221,024
Smartsheet, Inc., Class A *	11,865	414,326
Splunk, Inc. *	15,277	1,269,671
SS&C Technologies Holdings, Inc.	21,182	1,089,178
Switch, Inc., Class A	13,858	471,865
Synopsys, Inc. *	14,474	4,234,369
Teradata Corp. *	9,685	305,949
The Western Union Co.	36,599	494,452
Thoughtworks Holding, Inc. *	8,217	78,965
Toast, Inc., Class A *	23,530	519,778
Twilio, Inc., Class A *	16,281	1,210,818
Tyler Technologies, Inc. *	3,906	1,262,927
UiPath, Inc., Class A *	35,350	447,177
Unity Software, Inc. *	19,798	584,041
VeriSign, Inc. *	8,912	1,786,500
WEX, Inc. *	4,177	685,613
Wix.com Ltd. *	5,082	427,396
Zendesk, Inc. *	11,537	884,773
Zoom Video Communications, Inc., Class A *	23,973	2,000,307
Zscaler, Inc. *	7,900	1,217,390
		81,680,156

Technology Hardware & Equipment 4.4%
Amphenol Corp., Class A	55,598	4,215,996
Arista Networks, Inc. *	23,358	2,823,048
Arrow Electronics, Inc. *	6,054	613,028
Avnet, Inc.	8,952	359,781
CDW Corp.	12,833	2,217,671
Ciena Corp. *	14,159	678,216
Cognex Corp.	16,492	762,425
Coherent Corp. *	12,088	406,278
Corning, Inc.	71,673	2,305,720
Dell Technologies, Inc., Class C	24,584	944,026
F5, Inc. *	5,651	807,584
Hewlett Packard Enterprise Co.	123,263	1,758,963
HP, Inc.	98,214	2,712,671
IPG Photonics Corp. *	3,185	272,827
Jabil, Inc.	12,743	818,738
Juniper Networks, Inc.	30,343	928,496
Keysight Technologies, Inc. *	17,014	2,962,988
Littelfuse, Inc.	2,289	504,152
Lumentum Holdings, Inc. *	6,529	486,084
Motorola Solutions, Inc.	15,630	3,902,967
National Instruments Corp.	12,380	472,668
NetApp, Inc.	20,850	1,444,280
Pure Storage, Inc., Class A *	26,717	824,487
TD SYNNEX Corp.	4,045	370,158
Teledyne Technologies, Inc. *	4,396	1,749,520
Trimble, Inc. *	23,703	1,425,972
Ubiquiti, Inc.	567	196,607
ViaSat, Inc. *	6,831	279,798
Vontier Corp.	14,973	285,984
Western Digital Corp. *	29,752	1,022,576
Zebra Technologies Corp., Class A *	4,898	1,387,212
		39,940,921

Telecommunication Services 0.1%
Frontier Communications Parent, Inc. *	23,247	544,445
Lumen Technologies, Inc.	97,593	718,284
		1,262,729

SECURITY	NUMBER OF SHARES	VALUE ($)
Transportation 2.1%
Alaska Air Group, Inc. *	11,709	520,582
AMERCO	854	491,212
American Airlines Group, Inc. *	61,332	869,688
Avis Budget Group, Inc. *	2,828	668,709
C.H. Robinson Worldwide, Inc.	11,591	1,132,673
Copa Holdings S.A., Class A *	2,739	206,055
Delta Air Lines, Inc. *	60,743	2,061,010
Expeditors International of Washington, Inc.	15,479	1,514,620
GXO Logistics, Inc. *	10,050	367,227
Hertz Global Holdings, Inc. *	19,390	356,776
JB Hunt Transport Services, Inc.	7,916	1,354,190
JetBlue Airways Corp. *	30,519	245,373
Kirby Corp. *	5,648	393,948
Knight-Swift Transportation Holdings, Inc.	14,815	711,564
Landstar System, Inc.	3,430	535,835
Lyft, Inc., Class A *	29,441	431,016
Old Dominion Freight Line, Inc.	9,539	2,619,409
Ryder System, Inc.	4,677	376,545
Schneider National, Inc., Class B	5,090	113,202
Southwest Airlines Co. *	56,203	2,042,979
United Airlines Holdings, Inc. *	30,951	1,333,369
XPO Logistics, Inc. *	9,743	504,103
		18,850,085

Utilities 5.6%
Alliant Energy Corp.	23,792	1,241,229
Ameren Corp.	24,437	1,992,104
American Water Works Co., Inc.	17,271	2,510,167
Atmos Energy Corp.	13,093	1,395,059
Avangrid, Inc.	6,694	272,312
Brookfield Renewable Corp., Class A	12,122	376,146
CenterPoint Energy, Inc.	59,801	1,710,907
CMS Energy Corp.	27,488	1,568,190
Consolidated Edison, Inc.	33,686	2,963,021
Constellation Energy Corp.	30,998	2,930,551
DTE Energy Co.	18,313	2,053,070
Edison International	35,690	2,142,828
Entergy Corp.	19,269	2,064,481
Essential Utilities, Inc.	21,959	971,027
Evergy, Inc.	21,099	1,289,782
Eversource Energy	32,714	2,495,424
FirstEnergy Corp.	51,546	1,943,800
Hawaiian Electric Industries, Inc.	10,347	393,600
IDACORP, Inc.	4,765	498,895
National Fuel Gas Co.	8,316	561,247
NiSource, Inc.	38,559	990,581
NRG Energy, Inc.	22,393	994,249
OGE Energy Corp.	18,966	694,725
PG&E Corp. *	147,242	2,198,323
Pinnacle West Capital Corp.	10,726	720,894
PPL Corp.	69,950	1,852,975
Public Service Enterprise Group, Inc.	47,271	2,650,485
The AES Corp.	63,323	1,656,530
UGI Corp.	19,874	702,148
Vistra Corp.	39,019	896,266
WEC Energy Group, Inc.	29,961	2,736,338
Xcel Energy, Inc.	51,771	3,370,810
		50,838,164
Total Common Stocks (Cost $821,431,306)		893,523,191

Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell Mid-Cap ETF	12,700	858,647
Total Investment Companies (Cost $807,601)		858,647

SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Money Market Funds 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (b)	3,134,420	3,134,420
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (b)(c)	3,709,990	3,709,990
		6,844,410
Total Short-Term Investments (Cost $6,844,410)		6,844,410
Total Investments in Securities (Cost $829,083,317)		901,226,248

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/16/22	36	8,782,560	205,754

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,617,681.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$893,523,191	$—	$—	$893,523,191
Investment Companies[1]	858,647	—	—	858,647
Short-Term Investments[1]	6,844,410	—	—	6,844,410
Futures Contracts[2]	205,754	—	—	205,754
Total	$901,432,002	$—	$—	$901,432,002

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $829,083,317) including securities on loan of $3,617,681		$901,226,248
Cash		3,838,173
Deposit with broker for futures contracts		432,000
Receivables:
Fund shares sold		1,518,788
Dividends		474,930
Investments sold		148,722
Income from securities on loan	+	16,907
Total assets		907,655,768
Liabilities
Collateral held for securities on loan		3,709,990
Payables:
Fund shares redeemed		610,528
Investment adviser fees		27,302
Variation margin on futures contracts	+	4,915
Total liabilities		4,352,735
Net assets		$903,303,033
Net Assets by Source
Capital received from investors		$846,432,597
Total distributable earnings	+	56,870,436
Net assets		$903,303,033

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$903,303,033		17,423,547		$51.84

Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $4,217)		$12,898,234
Securities on loan, net	+	151,822
Total investment income		13,050,056
Expenses
Investment adviser fees		358,330
Proxy fees[1]	+	40,371
Total expenses	–	398,701
Net investment income		12,651,355
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(10,054,896)
Net realized gains on sales of in-kind redemptions - unaffiliated		10,883,121
Net realized losses on futures contracts	+	(840,379)
Net realized losses		(12,154)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(182,868,180)
Net change in unrealized appreciation (depreciation) on futures contracts	+	205,753
Net change in unrealized appreciation (depreciation)	+	(182,662,427)
Net realized and unrealized losses		(182,674,581)
Decrease in net assets resulting from operations		($170,023,226)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$12,651,355	$8,467,009
Net realized gains (losses)		(12,154)	17,872,949
Net change in unrealized appreciation (depreciation)	+	(182,662,427)	208,470,779
Increase (decrease) in net assets resulting from operations		($170,023,226)	$234,810,737
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($26,457,808)	($8,319,433)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,524,271	$369,067,984	5,533,289	$322,845,672
Shares reinvested		355,335	21,909,932	134,151	7,065,741
Shares redeemed	+	(3,277,725)	(181,890,798)	(2,583,256)	(148,682,619)
Net transactions in fund shares		3,601,881	$209,087,118	3,084,184	$181,228,794
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,821,666	$890,696,949	10,737,482	$482,976,851
Total increase	+	3,601,881	12,606,084	3,084,184	407,720,098
End of period		17,423,547	$903,303,033	13,821,666	$890,696,949

Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$24.45	$18.56	$20.48	$19.00	$21.01
Income (loss) from investment operations:
Net investment income (loss)[1]	0.65	0.64	0.47	0.64	0.62
Net realized and unrealized gains (losses)	(6.14)	5.66	(1.75)	1.39	(2.06)
Total from investment operations	(5.49)	6.30	(1.28)	2.03	(1.44)
Less distributions:
Distributions from net investment income	(0.79)	(0.41)	(0.64)	(0.55)	(0.57)
Net asset value at end of period	$18.17	$24.45	$18.56	$20.48	$19.00
Total return	(23.12%)	34.24%	(6.56%)	11.27%	(7.11%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06% [2]	0.06%	0.06%	0.06%	0.06%
Net investment income (loss)	3.12%	2.76%	2.47%	3.32%	2.99%
Portfolio turnover rate	5%	3%	7%	5%	5%
Net assets, end of period (x 1,000,000)	$7,127	$8,781	$5,937	$5,443	$4,314

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.9% OF NET ASSETS

Australia 8.0%
Ampol Ltd.	131,702	2,297,121
APA Group	641,504	4,318,854
Aristocrat Leisure Ltd.	333,128	7,907,106
ASX Ltd.	106,960	4,634,413
Aurizon Holdings Ltd.	1,026,246	2,378,188
Australia & New Zealand Banking Group Ltd.	1,639,871	26,867,217
BHP Group Ltd.	2,786,149	66,923,865
BlueScope Steel Ltd.	269,571	2,714,573
Brambles Ltd.	795,373	5,954,746
Cochlear Ltd.	36,102	4,611,800
Coles Group Ltd.	731,305	7,646,275
Commonwealth Bank of Australia	939,056	62,960,648
Computershare Ltd.	296,274	4,796,095
CSL Ltd.	265,041	47,446,422
Dexus	596,704	2,973,437
Domino's Pizza Enterprises Ltd.	34,554	1,408,893
Endeavour Group Ltd.	748,673	3,426,902
Evolution Mining Ltd.	1,007,495	1,336,492
Fortescue Metals Group Ltd.	927,963	8,742,341
Goodman Group	924,275	10,056,763
IDP Education Ltd.	115,772	2,184,246
Insurance Australia Group Ltd.	1,354,263	4,250,945
James Hardie Industries plc	243,697	5,320,632
Lendlease Corp., Ltd.	373,987	2,079,652
Macquarie Group Ltd.	200,226	21,721,076
Medibank Pvt Ltd.	1,536,064	2,765,941
Mineral Resources Ltd. *	93,374	4,377,539
Mirvac Group	2,135,777	2,829,830
National Australia Bank Ltd.	1,766,656	36,697,053
Newcrest Mining Ltd.	494,120	5,472,515
Northern Star Resources Ltd.	649,434	3,624,555
Orica Ltd.	248,946	2,214,434
Origin Energy Ltd.	980,978	3,504,619
Qantas Airways Ltd. *	502,682	1,878,405
QBE Insurance Group Ltd.	813,559	6,374,203
Ramsay Health Care Ltd.	101,069	3,791,012
REA Group Ltd.	29,206	2,263,636
Reece Ltd.	129,087	1,281,817
Rio Tinto Ltd.	204,336	11,595,985
Santos Ltd.	1,763,257	8,607,615
Scentre Group	2,838,495	5,282,498
SEEK Ltd.	189,236	2,604,997
Sonic Healthcare Ltd.	252,123	5,278,317
South32 Ltd.	2,535,554	5,817,240
Stockland	1,296,282	2,986,761
Suncorp Group Ltd.	699,610	5,117,654
Telstra Group Ltd.	2,250,199	5,642,212
The GPT Group	1,061,761	2,934,246
The Lottery Corp., Ltd. *	1,229,691	3,373,495
Transurban Group	1,686,565	14,307,040
Treasury Wine Estates Ltd.	392,088	3,249,144
Vicinity Ltd.	2,129,427	2,654,678
SECURITY	NUMBER OF SHARES	VALUE ($)
Washington H Soul Pattinson & Co., Ltd.	117,853	2,109,104
Wesfarmers Ltd.	623,373	18,089,675
Westpac Banking Corp.	1,926,745	29,750,794
WiseTech Global Ltd.	79,553	2,942,108
Woodside Energy Group Ltd.	1,044,892	24,156,281
Woolworths Group Ltd.	667,940	14,105,409
Xero Ltd. *	74,906	3,719,733
		566,359,247

Austria 0.2%
Erste Group Bank AG	191,173	4,711,446
OMV AG	80,765	3,718,690
Verbund AG	37,526	2,939,593
Voestalpine AG	64,382	1,397,751
		12,767,480

Belgium 1.0%
Ageas S.A./N.V.	89,235	3,089,153
Anheuser-Busch InBev S.A./N.V.	478,128	23,916,147
Argenx SE *	30,283	11,757,386
D'ieteren Group	13,714	2,282,394
Elia Group S.A./N.V.	18,191	2,299,930
Groupe Bruxelles Lambert N.V.	54,704	4,033,128
KBC Group N.V.	136,757	6,853,677
Proximus SADP	82,234	862,119
Sofina S.A.	8,344	1,627,070
Solvay S.A.	40,432	3,648,618
UCB S.A.	70,116	5,284,487
Umicore S.A.	114,431	3,772,322
Warehouses De Pauw CVA	81,156	2,082,943
		71,509,374

Denmark 2.7%
AP Moller - Maersk A/S, Class A	1,693	3,387,159
AP Moller - Maersk A/S, Class B	2,767	5,780,736
Carlsberg A/S, Class B	53,545	6,304,688
Chr. Hansen Holding A/S	58,758	3,263,480
Coloplast A/S, Class B	65,008	7,246,452
Danske Bank A/S	376,681	6,076,235
Demant A/S *	49,414	1,349,361
DSV A/S	103,243	13,951,045
Genmab A/S *	36,202	13,945,284
GN Store Nord A/S	69,369	1,474,183
Novo Nordisk A/S, Class B	911,238	99,080,046
Novozymes A/S, B Shares	113,484	5,956,838
Orsted A/S	103,553	8,543,718
Pandora A/S	49,742	2,616,602
Rockwool A/S, Class B	4,990	993,779
Tryg A/S	197,574	4,273,374
Vestas Wind Systems A/S	555,868	10,958,195
		195,201,175

Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Finland 1.0%
Elisa Oyj	78,231	3,780,615
Fortum Oyj	243,537	3,427,608
Kesko Oyj, B Shares	149,674	2,912,754
Kone Oyj, B Shares	187,788	7,689,127
Neste Oyj	233,932	10,252,878
Nokia Oyj	2,976,739	13,228,369
Orion Oyj, B Shares	58,978	2,714,062
Sampo Oyj, A Shares	263,659	12,056,529
Stora Enso Oyj, R Shares	302,207	3,940,419
UPM-Kymmene Oyj	294,081	9,886,251
Wartsila Oyj Abp	261,929	1,785,641
		71,674,253

France 11.7%
Accor S.A. *	92,172	2,208,575
Aeroports de Paris *	16,156	2,184,786
Air Liquide S.A.	287,916	37,663,353
Airbus SE	325,266	35,194,988
Alstom S.A.	174,069	3,582,553
Amundi S.A.	34,659	1,635,208
ArcelorMittal S.A.	291,644	6,519,307
Arkema S.A.	32,536	2,574,835
AXA S.A.	1,028,672	25,402,929
BioMerieux	23,030	2,037,660
BNP Paribas S.A.	611,506	28,675,888
Bollore SE	489,428	2,447,894
Bouygues S.A.	126,565	3,611,045
Bureau Veritas S.A.	160,578	3,972,742
Capgemini SE	90,094	14,765,569
Carrefour S.A.	333,178	5,362,649
Cie de Saint-Gobain	274,005	11,201,579
Cie Generale des Etablissements Michelin S.C.A.	373,270	9,512,431
Covivio	25,895	1,386,458
Credit Agricole S.A.	665,555	6,039,019
Danone S.A.	353,577	17,572,596
Dassault Aviation S.A.	13,812	2,051,335
Dassault Systemes SE	366,024	12,268,673
Edenred	136,865	7,016,544
Eiffage S.A.	45,217	4,088,601
Electricite de France S.A.	304,484	3,595,941
Engie S.A.	1,002,736	13,028,902
EssilorLuxottica S.A.	158,378	25,044,020
Eurazeo SE	23,599	1,346,687
Eurofins Scientific SE	73,566	4,709,311
Euronext N.V.	47,826	3,035,461
Gecina S.A.	25,368	2,261,660
Getlink SE	244,251	3,865,146
Hermes International	17,431	22,562,426
Ipsen S.A.	21,138	2,172,306
Kering S.A.	41,163	18,851,043
Klepierre S.A. *	119,571	2,403,168
La Francaise des Jeux SAEM	56,889	1,853,931
Legrand S.A.	147,081	11,208,251
L'Oreal S.A.	132,779	41,693,160
LVMH Moet Hennessy Louis Vuitton SE	152,826	96,432,378
Orange S.A.	1,099,169	10,472,786
Pernod-Ricard S.A.	115,276	20,232,226
Publicis Groupe S.A.	126,208	7,068,200
Remy Cointreau S.A.	12,675	1,938,487
Renault S.A. *	105,905	3,260,731
Safran S.A.	188,088	20,947,339
Sanofi	626,637	53,926,998
Sartorius Stedim Biotech	15,158	4,810,222
SECURITY	NUMBER OF SHARES	VALUE ($)
Schneider Electric SE	298,559	37,754,668
SEB S.A.	13,670	889,938
Societe Generale S.A.	437,732	10,040,268
Sodexo S.A.	48,742	4,317,678
STMicroelectronics N.V.	375,917	11,688,740
Teleperformance	32,514	8,711,471
Thales S.A.	58,550	7,446,383
TotalEnergies SE	1,364,548	74,440,666
UbiSoft Entertainment S.A. *	53,429	1,465,873
Unibail-Rodamco-Westfield *	64,132	3,030,851
Valeo S.A.	113,893	1,876,156
Veolia Environnement S.A.	366,145	8,170,896
Vinci S.A.	294,055	27,063,924
Vivendi SE	394,918	3,232,393
Wendel SE	15,141	1,185,569
Worldline S.A. *	132,115	5,766,351
		832,779,822

Germany 7.4%
adidas AG	95,015	9,274,895
Allianz SE	224,959	40,471,120
Aroundtown S.A.	540,841	1,072,079
BASF SE	505,480	22,681,210
Bayer AG	540,639	28,427,354
Bayerische Motoren Werke AG	183,311	14,388,422
Bechtle AG	44,092	1,523,226
Beiersdorf AG	55,260	5,304,694
Brenntag SE	85,126	5,165,130
Carl Zeiss Meditec AG, Class B	22,334	2,703,378
Commerzbank AG *	586,058	4,682,427
Continental AG	60,491	3,133,171
Covestro AG	105,674	3,587,211
Daimler Truck Holding AG *	250,340	6,677,213
Delivery Hero SE *	90,433	2,976,050
Deutsche Bank AG	1,135,271	10,821,111
Deutsche Boerse AG	104,607	17,011,152
Deutsche Lufthansa AG *	319,143	2,181,982
Deutsche Post AG	545,667	19,289,211
Deutsche Telekom AG	1,785,790	33,707,653
E.ON SE	1,232,526	10,321,152
Evonik Industries AG	115,176	2,121,739
Fresenius Medical Care AG & Co. KGaA	113,335	3,134,911
Fresenius SE & Co. KGaA	231,995	5,338,933
GEA Group AG	82,635	2,888,460
Hannover Rueck SE	33,323	5,422,451
HeidelbergCement AG	78,950	3,630,656
HelloFresh SE *	91,544	1,829,888
Henkel AG & Co. KGaA	57,574	3,379,887
Infineon Technologies AG	718,761	17,441,070
KION Group AG	40,047	887,853
Knorr-Bremse AG	40,883	1,840,583
LEG Immobilien SE	40,878	2,668,727
Mercedes-Benz Group AG	441,775	25,570,622
Merck KGaA	70,887	11,552,100
MTU Aero Engines AG	29,666	5,308,973
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	77,136	20,362,033
Nemetschek SE	32,037	1,527,427
Puma SE	58,657	2,593,275
QIAGEN N.V. *	124,507	5,376,604
Rational AG	2,766	1,559,195
Rheinmetall AG	23,699	3,852,311
RWE AG	353,248	13,598,329
SAP SE	574,787	55,324,836
Scout24 SE	43,264	2,217,062

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Siemens AG	421,067	45,984,289
Siemens Energy AG	236,626	2,758,495
Siemens Healthineers AG	154,572	7,081,336
Symrise AG	72,615	7,411,994
Telefonica Deutschland Holding AG	585,979	1,276,789
Uniper SE	56,105	167,947
United Internet AG	52,224	976,227
Volkswagen AG	16,677	2,850,630
Vonovia SE	393,741	8,705,852
Zalando SE *	123,167	2,838,773
		524,880,098

Hong Kong 2.5%
AIA Group Ltd.	6,626,800	50,196,620
BOC Hong Kong Holdings Ltd.	2,023,590	6,287,913
Budweiser Brewing Co. APAC Ltd.	951,000	2,001,591
Chow Tai Fook Jewellery Group Ltd.	1,082,200	1,852,808
CK Asset Holdings Ltd.	1,100,711	6,085,354
CK Hutchison Holdings Ltd.	1,480,025	7,367,312
CK Infrastructure Holdings Ltd.	349,000	1,658,002
CLP Holdings Ltd.	907,426	6,090,464
ESR Group Ltd.	1,086,734	1,853,263
Futu Holdings Ltd., ADR *	32,880	1,113,317
Galaxy Entertainment Group Ltd.	1,207,000	5,514,359
Hang Lung Properties Ltd.	1,124,000	1,413,950
Hang Seng Bank Ltd.	420,440	5,918,861
Henderson Land Development Co., Ltd.	808,735	1,979,993
HK Electric Investments & HK Electric Investments Ltd.	1,470,104	934,712
HKT Trust & HKT Ltd.	2,047,000	2,315,042
Hong Kong & China Gas Co., Ltd.	6,090,696	4,694,520
Hong Kong Exchanges & Clearing Ltd.	661,865	17,568,278
Hongkong Land Holdings Ltd.	627,101	2,414,266
Jardine Matheson Holdings Ltd.	86,717	3,994,879
Link REIT	1,159,500	6,853,355
MTR Corp., Ltd.	842,552	3,707,388
New World Development Co., Ltd.	824,778	1,687,062
Power Assets Holdings Ltd.	771,438	3,688,668
Sands China Ltd. *	1,353,600	2,366,396
Sino Land Co., Ltd.	1,919,806	2,049,999
SITC International Holdings Co., Ltd.	769,000	1,259,466
Sun Hung Kai Properties Ltd.	797,104	8,565,932
Swire Pacific Ltd., A Shares	277,090	1,838,079
Swire Properties Ltd.	620,400	1,192,355
Techtronic Industries Co., Ltd.	760,000	7,196,263
WH Group Ltd.	4,659,789	2,353,245
Wharf Real Estate Investment Co., Ltd.	930,188	3,664,996
Xinyi Glass Holdings Ltd.	973,000	1,250,456
		178,929,164

Ireland 0.6%
CRH plc	420,378	15,141,100
Flutter Entertainment plc *	91,648	12,103,883
Kerry Group plc, Class A	88,085	7,650,608
Kingspan Group plc	84,429	4,256,631
Smurfit Kappa Group plc	135,940	4,500,014
		43,652,236

Israel 0.9%
Azrieli Group Ltd.	23,908	1,771,235
Bank Hapoalim B.M.	700,987	6,756,992
Bank Leumi Le-Israel B.M.	848,395	8,093,471
Bezeq The Israeli Telecommunication Corp., Ltd.	1,132,512	2,004,813
SECURITY	NUMBER OF SHARES	VALUE ($)
Check Point Software Technologies Ltd. *	56,707	7,328,246
CyberArk Software Ltd. *	22,219	3,486,383
Elbit Systems Ltd.	14,680	2,970,282
ICL Group Ltd.	390,867	3,524,682
Israel Discount Bank Ltd., A Shares	689,239	3,919,073
Mizrahi Tefahot Bank Ltd.	83,673	3,162,969
Nice Ltd. *	34,759	6,551,001
Teva Pharmaceutical Industries Ltd. ADR, ADR *	614,682	5,482,963
Tower Semiconductor Ltd. *	59,552	2,545,004
Wix.com Ltd. *	31,152	2,619,883
ZIM Integrated Shipping Services Ltd.	45,426	1,067,057
		61,284,054

Italy 2.4%
Amplifon S.p.A.	66,849	1,660,793
Assicurazioni Generali S.p.A.	612,868	9,197,371
Atlantia S.p.A.	271,050	6,046,452
CNH Industrial N.V.	562,218	7,273,458
Davide Campari-Milano N.V.	285,422	2,563,181
DiaSorin S.p.A.	13,779	1,801,406
Enel S.p.A.	4,474,238	19,987,975
Eni S.p.A.	1,390,243	18,259,060
Ferrari N.V.	69,407	13,682,776
FinecoBank Banca Fineco S.p.A.	335,794	4,525,021
Infrastrutture Wireless Italiane S.p.A.	191,722	1,692,170
Intesa Sanpaolo S.p.A.	9,091,774	17,333,716
Mediobanca Banca di Credito Finanziario S.p.A.	332,086	3,008,561
Moncler S.p.A.	113,654	4,903,511
Nexi S.p.A. *	289,875	2,506,109
Poste Italiane S.p.A.	284,999	2,483,556
Prysmian S.p.A.	139,480	4,539,810
Recordati Industria Chimica e Farmaceutica S.p.A.	58,915	2,213,524
Snam S.p.A.	1,100,504	4,893,402
Stellantis N.V.	1,210,972	16,337,909
Telecom Italia S.p.A. *	5,333,218	1,043,400
Tenaris S.A.	257,960	4,037,369
Terna - Rete Elettrica Nazionale	777,675	5,157,280
UniCredit S.p.A.	1,142,011	14,162,380
		169,310,190

Japan 21.9%
Advantest Corp.	103,898	5,469,354
Aeon Co., Ltd.	359,700	6,708,615
AGC, Inc.	106,493	3,336,953
Aisin Corp.	82,000	2,104,918
Ajinomoto Co., Inc.	250,000	6,875,802
ANA Holdings, Inc. *	87,500	1,700,887
Asahi Group Holdings Ltd.	252,000	7,051,143
Asahi Intecc Co., Ltd.	120,900	2,059,548
Asahi Kasei Corp.	684,600	4,389,596
Astellas Pharma, Inc.	1,008,450	13,914,776
Azbil Corp.	62,600	1,701,197
Bandai Namco Holdings, Inc.	109,800	7,258,095
Bridgestone Corp.	315,657	11,416,192
Brother Industries Ltd.	132,400	2,255,554
Canon, Inc.	550,395	11,666,987
Capcom Co., Ltd.	97,000	2,698,050
Central Japan Railway Co.	79,600	9,215,806
Chubu Electric Power Co., Inc.	355,900	2,896,998
Chugai Pharmaceutical Co., Ltd.	371,500	8,608,345
Concordia Financial Group Ltd.	591,500	1,804,797
CyberAgent, Inc.	236,200	1,940,425

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Dai Nippon Printing Co., Ltd.	122,548	2,454,725
Daifuku Co., Ltd.	56,630	2,592,234
Dai-ichi Life Holdings, Inc.	538,300	8,549,681
Daiichi Sankyo Co., Ltd.	964,100	30,861,574
Daikin Industries Ltd.	137,100	20,535,823
Daito Trust Construction Co., Ltd.	34,600	3,426,223
Daiwa House Industry Co., Ltd.	330,800	6,664,737
Daiwa House REIT Investment Corp.	1,201	2,423,972
Daiwa Securities Group, Inc.	743,300	2,900,112
Denso Corp.	238,200	11,818,508
Dentsu Group, Inc.	118,200	3,676,417
Disco Corp.	16,000	3,826,888
East Japan Railway Co.	166,160	8,853,896
Eisai Co., Ltd.	138,600	8,358,016
ENEOS Holdings, Inc.	1,703,100	5,617,940
FANUC Corp.	105,500	13,804,846
Fast Retailing Co., Ltd.	32,100	17,884,231
Fuji Electric Co., Ltd.	70,900	2,741,346
FUJIFILM Holdings Corp.	198,911	9,100,153
Fujitsu Ltd.	108,100	12,437,827
GLP J-REIT	2,362	2,449,588
GMO Payment Gateway, Inc.	23,400	1,682,596
Hakuhodo DY Holdings, Inc.	125,400	1,056,589
Hamamatsu Photonics K.K.	76,300	3,451,910
Hankyu Hanshin Holdings, Inc.	126,600	3,760,113
Hikari Tsushin, Inc.	10,993	1,327,892
Hirose Electric Co., Ltd.	16,664	2,161,676
Hitachi Construction Machinery Co., Ltd.	59,353	1,161,183
Hitachi Ltd.	532,615	24,166,771
Honda Motor Co., Ltd.	897,239	20,459,269
Hoshizaki Corp.	60,400	1,730,458
Hoya Corp.	201,107	18,695,175
Hulic Co., Ltd.	210,700	1,530,597
Ibiden Co., Ltd.	61,500	2,073,002
Idemitsu Kosan Co., Ltd.	115,703	2,531,608
Iida Group Holdings Co., Ltd.	81,700	1,134,434
Inpex Corp.	569,000	5,742,573
Isuzu Motors Ltd.	316,300	3,719,580
Ito En Ltd.	30,600	1,077,742
ITOCHU Corp.	654,400	16,912,664
Itochu Techno-Solutions Corp.	51,087	1,184,387
Japan Airlines Co., Ltd. *	81,200	1,516,664
Japan Exchange Group, Inc.	279,400	3,671,814
Japan Metropolitan Fund Invest	3,872	2,852,616
Japan Post Bank Co., Ltd.	233,500	1,555,841
Japan Post Holdings Co., Ltd.	1,307,600	8,793,056
Japan Post Insurance Co., Ltd.	109,100	1,615,024
Japan Real Estate Investment Corp.	675	2,828,444
Japan Tobacco, Inc.	660,100	11,054,977
JFE Holdings, Inc.	268,000	2,455,179
JSR Corp.	99,200	1,884,901
Kajima Corp.	231,200	2,176,327
Kakaku.com, Inc.	74,000	1,251,561
Kao Corp.	260,719	9,738,358
KDDI Corp.	887,600	26,234,766
Keio Corp.	56,500	1,980,919
Keisei Electric Railway Co., Ltd.	72,156	1,915,170
Keyence Corp.	107,000	40,345,959
Kikkoman Corp.	80,477	4,361,052
Kintetsu Group Holdings Co., Ltd.	95,600	3,230,791
Kirin Holdings Co., Ltd.	449,800	6,612,029
Kobayashi Pharmaceutical Co., Ltd.	29,200	1,549,550
Kobe Bussan Co., Ltd.	81,700	1,772,123
Koei Tecmo Holdings Co., Ltd.	64,600	974,745
Koito Manufacturing Co., Ltd.	114,000	1,618,439
Komatsu Ltd.	507,409	9,940,237
Konami Group Corp.	52,400	2,296,760
SECURITY	NUMBER OF SHARES	VALUE ($)
Kose Corp.	18,300	1,826,714
Kubota Corp.	564,500	7,874,545
Kurita Water Industries Ltd.	57,147	2,091,864
Kyocera Corp.	176,600	8,552,107
Kyowa Kirin Co., Ltd.	146,900	3,459,742
Lasertec Corp.	41,600	5,845,251
Lixil Corp.	161,087	2,433,264
M3, Inc.	244,500	7,286,143
Makita Corp.	125,800	2,298,807
Marubeni Corp.	845,600	7,402,309
Mazda Motor Corp.	312,900	2,106,743
McDonald's Holdings Co., Japan Ltd.	48,100	1,669,899
MEIJI Holdings Co., Ltd.	60,400	2,485,406
MINEBEA MITSUMI, Inc.	202,600	2,994,110
MISUMI Group, Inc.	158,700	3,380,222
Mitsubishi Chemical Group Corp.	698,500	3,155,370
Mitsubishi Corp.	695,200	18,832,188
Mitsubishi Electric Corp.	1,062,900	9,352,039
Mitsubishi Estate Co., Ltd.	647,102	8,137,498
Mitsubishi HC Capital, Inc.	347,338	1,490,447
Mitsubishi Heavy Industries Ltd.	177,400	6,110,375
Mitsubishi UFJ Financial Group, Inc.	6,581,509	31,090,054
Mitsui & Co., Ltd.	768,600	17,008,482
Mitsui Chemicals, Inc.	103,400	1,913,823
Mitsui Fudosan Co., Ltd.	498,477	9,545,019
Mitsui O.S.K. Lines Ltd.	187,300	3,707,639
Mizuho Financial Group, Inc.	1,325,513	14,336,035
MonotaRO Co., Ltd.	138,200	2,097,855
MS&AD Insurance Group Holdings, Inc.	245,562	6,502,777
Murata Manufacturing Co., Ltd.	315,900	14,954,522
NEC Corp.	135,500	4,485,170
Nexon Co., Ltd.	270,900	4,533,301
NGK Insulators Ltd.	131,600	1,535,253
Nidec Corp.	245,800	13,515,065
Nihon M&A Center Holdings, Inc.	163,700	1,847,158
Nintendo Co., Ltd.	607,290	24,655,423
Nippon Building Fund, Inc.	838	3,725,114
Nippon Express Holdings, Inc.	41,600	2,090,313
Nippon Paint Holdings Co., Ltd.	463,700	2,955,170
Nippon Prologis REIT, Inc.	1,184	2,484,378
Nippon Sanso Holdings Corp.	94,900	1,510,943
Nippon Shinyaku Co., Ltd.	27,200	1,505,962
Nippon Steel Corp.	444,341	6,095,701
Nippon Telegraph & Telephone Corp.	657,871	18,144,539
Nippon Yusen K.K.	265,700	4,813,011
Nissan Chemical Corp.	71,166	3,203,564
Nissan Motor Co., Ltd.	1,267,296	4,039,256
Nisshin Seifun Group, Inc.	107,800	1,164,845
Nissin Foods Holdings Co., Ltd.	34,900	2,259,037
Nitori Holdings Co., Ltd.	43,900	3,978,087
Nitto Denko Corp.	79,100	4,167,440
Nomura Holdings, Inc.	1,595,600	5,163,295
Nomura Real Estate Holdings, Inc.	66,600	1,505,414
Nomura Real Estate Master Fund, Inc.	2,317	2,643,307
Nomura Research Institute Ltd.	185,700	4,109,578
NTT Data Corp.	350,700	5,079,486
Obayashi Corp.	351,300	2,254,877
Obic Co., Ltd.	38,700	5,807,435
Odakyu Electric Railway Co., Ltd.	160,400	1,906,827
Oji Holdings Corp.	443,200	1,536,452
Olympus Corp.	679,300	14,322,694
Omron Corp.	101,600	4,738,456
Ono Pharmaceutical Co., Ltd.	200,400	4,716,123
Open House Group Co., Ltd.	45,300	1,611,294
Oracle Corp. Japan	20,900	1,113,374
Oriental Land Co., Ltd.	109,900	14,718,647
ORIX Corp.	655,800	9,632,188

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Osaka Gas Co., Ltd.	206,800	3,062,232
Otsuka Corp.	63,200	1,990,303
Otsuka Holdings Co., Ltd.	214,100	6,862,867
Pan Pacific International Holdings Corp.	209,400	3,436,405
Panasonic Holdings Corp.	1,212,612	8,636,963
Persol Holdings Co., Ltd.	96,600	1,934,158
Rakuten Group, Inc.	481,420	2,149,235
Recruit Holdings Co., Ltd.	792,700	24,392,303
Renesas Electronics Corp. *	647,300	5,415,148
Resona Holdings, Inc.	1,187,585	4,475,950
Ricoh Co., Ltd.	314,000	2,300,925
Rohm Co., Ltd.	48,800	3,428,912
SBI Holdings, Inc.	136,390	2,463,757
SCSK Corp.	85,200	1,256,995
Secom Co., Ltd.	115,600	6,585,787
Seiko Epson Corp.	152,100	2,064,933
Sekisui Chemical Co., Ltd.	204,600	2,555,050
Sekisui House Ltd.	341,369	5,667,681
Seven & i Holdings Co., Ltd.	414,503	15,472,715
SG Holdings Co., Ltd.	159,028	2,107,295
Sharp Corp.	134,100	804,343
Shimadzu Corp.	130,600	3,440,378
Shimano, Inc.	40,300	6,236,150
Shimizu Corp.	301,200	1,502,985
Shin-Etsu Chemical Co., Ltd.	206,260	21,436,589
Shionogi & Co., Ltd.	145,200	6,742,688
Shiseido Co., Ltd.	221,600	7,653,444
Shizuoka Financial Group, Inc.	243,000	1,534,501
SMC Corp.	31,500	12,644,164
Softbank Corp.	1,581,600	15,601,517
SoftBank Group Corp.	663,400	28,477,244
Sompo Holdings, Inc.	172,100	7,175,242
Sony Group Corp.	693,800	46,786,149
Square Enix Holdings Co., Ltd.	47,100	2,101,698
Subaru Corp.	340,300	5,319,168
SUMCO Corp.	191,200	2,423,427
Sumitomo Chemical Co., Ltd.	812,900	2,737,244
Sumitomo Corp.	618,100	7,858,378
Sumitomo Electric Industries Ltd.	393,400	4,111,155
Sumitomo Metal Mining Co., Ltd.	137,100	3,843,027
Sumitomo Mitsui Financial Group, Inc.	719,746	20,211,589
Sumitomo Mitsui Trust Holdings, Inc.	186,100	5,353,913
Sumitomo Realty & Development Co., Ltd.	171,100	3,923,992
Suntory Beverage & Food Ltd.	77,700	2,599,584
Suzuki Motor Corp.	203,800	6,890,439
Sysmex Corp.	92,000	4,951,795
T&D Holdings, Inc.	295,000	2,917,609
Taisei Corp.	98,100	2,672,305
Takeda Pharmaceutical Co., Ltd.	826,990	21,839,978
TDK Corp.	213,700	6,675,636
Terumo Corp.	355,100	10,776,929
The Chiba Bank Ltd.	291,200	1,595,520
The Kansai Electric Power Co., Inc.	387,800	2,937,687
TIS, Inc.	122,700	3,308,204
Tobu Railway Co., Ltd.	104,900	2,426,597
Toho Co., Ltd.	61,008	2,169,350
Tokio Marine Holdings, Inc.	1,010,097	18,287,965
Tokyo Electric Power Co. Holdings, Inc. *	853,490	2,780,299
Tokyo Electron Ltd.	82,100	21,600,217
Tokyo Gas Co., Ltd.	221,840	3,964,611
Tokyu Corp.	290,900	3,354,222
Toppan, Inc.	145,100	2,164,046
Toray Industries, Inc.	772,400	3,751,816
Toshiba Corp.	215,217	7,468,360
Tosoh Corp.	145,100	1,578,612
SECURITY	NUMBER OF SHARES	VALUE ($)
TOTO Ltd.	76,500	2,181,984
Toyota Industries Corp.	81,500	4,198,489
Toyota Motor Corp.	5,837,015	80,986,244
Toyota Tsusho Corp.	116,569	3,912,742
Trend Micro, Inc.	74,000	3,731,338
Unicharm Corp.	220,600	6,704,347
USS Co., Ltd.	122,200	1,843,844
Welcia Holdings Co., Ltd.	51,100	1,068,061
West Japan Railway Co.	120,432	4,774,716
Yakult Honsha Co., Ltd.	69,800	3,866,846
Yamaha Corp.	76,600	2,891,976
Yamaha Motor Co., Ltd.	161,700	3,337,901
Yamato Holdings Co., Ltd.	157,100	2,326,537
Yaskawa Electric Corp.	130,800	3,621,759
Yokogawa Electric Corp.	128,500	2,148,662
Z Holdings Corp.	1,453,100	3,750,099
ZOZO, Inc.	69,300	1,470,421
		1,563,056,068

Netherlands 4.1%
ABN AMRO Bank N.V., GDR	231,852	2,279,252
Adyen N.V. *	11,920	17,016,978
Aegon N.V.	997,771	4,618,839
AerCap Holdings N.V. *	73,700	3,936,317
Akzo Nobel N.V.	99,348	6,133,292
ASM International N.V.	25,733	5,692,646
ASML Holding N.V.	223,690	104,929,981
Coca-Cola Europacific Partners plc	113,364	5,333,776
EXOR N.V. *	60,335	4,054,571
Heineken Holding N.V.	55,408	3,780,719
Heineken N.V.	142,297	11,886,665
IMCD N.V.	31,356	4,066,697
ING Groep N.V.	2,149,896	21,154,085
JDE Peet's N.V.	57,138	1,635,581
Just Eat Takeaway.com N.V *	104,000	1,784,649
Koninklijke Ahold Delhaize N.V.	575,973	16,062,888
Koninklijke DSM N.V.	95,895	11,280,160
Koninklijke KPN N.V.	1,809,815	5,062,243
Koninklijke Philips N.V.	485,601	6,159,789
NN Group N.V.	153,559	6,502,062
OCI N.V.	58,728	2,246,222
Prosus N.V. *	456,051	19,720,405
Randstad N.V.	66,185	3,298,607
Universal Music Group N.V.	405,782	7,967,711
Wolters Kluwer N.V.	144,583	15,363,175
		291,967,310

New Zealand 0.2%
Auckland International Airport Ltd. *	699,496	3,127,040
Fisher & Paykel Healthcare Corp., Ltd.	319,547	3,631,657
Mercury NZ Ltd.	363,519	1,229,164
Meridian Energy Ltd.	721,206	2,044,328
Spark New Zealand Ltd.	1,036,536	3,085,521
		13,117,710

Norway 0.8%
Adevinta A.S.A. *	153,144	1,048,327
Aker BP A.S.A.	173,064	5,497,611
DNB Bank A.S.A.	510,766	9,033,856
Equinor A.S.A.	538,538	19,620,942
Gjensidige Forsikring A.S.A.	108,119	1,976,278
Kongsberg Gruppen A.S.A.	50,290	1,803,420
Mowi A.S.A.	225,251	3,362,046
Norsk Hydro A.S.A.	739,772	4,694,830
Orkla A.S.A.	417,527	2,816,285

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Salmar A.S.A.	31,949	1,083,123
Telenor A.S.A.	382,793	3,478,772
Yara International A.S.A.	91,110	4,066,368
		58,481,858

Portugal 0.2%
EDP - Energias de Portugal S.A.	1,522,544	6,652,473
EDP Renovaveis S.A.	157,272	3,309,393
Galp Energia, SGPS, S.A.	272,607	2,767,805
Jeronimo Martins, SGPS, S.A.	157,975	3,268,978
		15,998,649

Singapore 1.5%
CapitaLand Ascendas REIT	1,863,995	3,448,746
CapitaLand Integrated Commercial Trust	2,894,010	3,840,797
Capitaland Investment Ltd.	1,423,049	3,026,319
City Developments Ltd.	235,200	1,268,107
DBS Group Holdings Ltd.	997,793	24,122,946
Genting Singapore Ltd.	3,274,000	1,861,832
Grab Holdings Ltd., Class A *	723,345	1,880,697
Keppel Corp., Ltd.	812,700	4,000,124
Mapletree Logistics Trust	1,829,628	1,963,684
Mapletree Pan Asia Commercial Trust	1,281,700	1,438,335
Oversea-Chinese Banking Corp., Ltd.	1,866,801	16,024,774
Sea Ltd., ADR *	198,587	9,865,802
Singapore Airlines Ltd. *	741,050	2,748,781
Singapore Exchange Ltd.	467,400	2,779,454
Singapore Technologies Engineering Ltd.	845,949	1,972,190
Singapore Telecommunications Ltd.	4,569,637	8,045,963
United Overseas Bank Ltd.	647,833	12,709,697
UOL Group Ltd.	235,272	1,027,618
Venture Corp., Ltd.	149,300	1,680,125
Wilmar International Ltd.	1,068,234	2,926,483
		106,632,474

Spain 2.4%
Acciona S.A.	13,784	2,481,969
ACS, Actividades de Construccion y Servicios S.A.	126,653	3,250,076
Aena SME S.A. *	41,796	4,912,343
Amadeus IT Group S.A. *	247,731	12,920,475
Banco Bilbao Vizcaya Argentaria S.A.	3,668,857	18,926,855
Banco Santander S.A. (a)	9,395,900	24,368,037
CaixaBank S.A.	2,454,781	8,140,160
Cellnex Telecom S.A.	297,598	9,740,452
Enagas S.A.	138,842	2,253,947
Endesa S.A.	177,299	2,962,318
Ferrovial S.A.	264,533	6,464,752
Grifols S.A. *	161,242	1,371,778
Iberdrola S.A.	3,276,319	33,317,783
Industria de Diseno Textil S.A.	599,808	13,614,560
Naturgy Energy Group S.A.	79,706	2,045,458
Red Electrica Corp. S.A.	225,900	3,654,092
Repsol S.A.	797,723	10,852,595
Siemens Gamesa Renewable Energy S.A. *	133,201	2,361,475
Telefonica S.A.	2,879,407	9,925,875
		173,565,000

Sweden 3.4%
Alfa Laval AB	161,276	3,969,857
Assa Abloy AB, B Shares	550,981	11,125,448
SECURITY	NUMBER OF SHARES	VALUE ($)
Atlas Copco AB, A Shares	1,466,522	15,652,554
Atlas Copco AB, B Shares	869,354	8,407,660
Boliden AB	149,086	4,335,555
Electrolux AB, B Shares	125,068	1,542,986
Embracer Group AB *(a)	378,349	1,820,143
Epiroc AB, A Shares	365,915	5,601,590
Epiroc AB, B Shares	209,296	2,810,253
EQT AB	166,042	3,267,696
Essity AB, B Shares	333,439	7,045,017
Evolution AB	101,184	9,438,714
Fastighets AB Balder, B Shares *	351,616	1,319,840
Getinge AB, B Shares	128,392	2,605,457
H & M Hennes & Mauritz AB, B Shares (a)	406,919	4,098,551
Hexagon AB, B Shares	1,068,831	10,566,343
Holmen AB, B Shares	51,070	1,853,352
Husqvarna AB, B Shares	233,228	1,384,709
Industrivarden AB, A Shares	70,734	1,601,976
Industrivarden AB, C Shares	84,874	1,905,881
Indutrade AB	148,335	2,597,042
Investment AB Latour, B Shares	80,494	1,359,727
Investor AB, A Shares	279,205	4,747,812
Investor AB, B Shares	995,581	16,248,489
Kinnevik AB, B Shares *	132,359	1,635,089
L E Lundbergfortagen AB, B Shares	40,960	1,616,594
Lifco AB, B Shares	126,273	1,824,623
Nibe Industrier AB, B Shares	840,749	6,706,463
Nordea Bank Abp	1,877,372	17,933,628
Sagax AB, Class B	103,512	1,907,451
Sandvik AB	588,410	9,194,934
Securitas AB, B Shares (a)	275,103	2,247,813
Skandinaviska Enskilda Banken AB, A Shares	893,103	9,416,334
Skanska AB, B Shares	188,369	2,929,391
SKF AB, B Shares	214,108	3,099,344
Svenska Cellulosa AB, S.C.A., B Shares	332,472	3,922,433
Svenska Handelsbanken AB, A Shares	797,762	7,412,029
Swedbank AB, A Shares	498,032	7,424,685
Swedish Match AB	840,059	8,639,913
Swedish Orphan Biovitrum AB *	93,463	1,721,533
Tele2 AB, B Shares	315,686	2,587,367
Telefonaktiebolaget LM Ericsson, B Shares	1,605,032	8,922,924
Telia Co. AB	1,476,497	3,912,370
Volvo AB, A Shares	113,553	1,939,670
Volvo AB, B Shares	826,078	13,520,358
Volvo Car AB, Class B *(a)	326,620	1,386,202
		245,207,800

Switzerland 10.5%
ABB Ltd.	904,225	25,110,599
Adecco Group AG	88,144	2,758,551
Alcon, Inc.	274,999	16,743,410
Bachem Holding AG, Class B	18,776	1,346,353
Baloise Holding AG	25,430	3,474,301
Barry Callebaut AG	1,947	3,683,552
Chocoladefabriken Lindt & Spruengli AG	60	5,831,330
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	586	5,623,864
Cie Financiere Richemont S.A., Class A	287,269	28,075,813
Clariant AG *	117,758	1,892,466
Credit Suisse Group AG (a)	1,461,532	6,054,337
EMS-Chemie Holding AG	3,806	2,393,178
Geberit AG	19,723	8,767,610

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Givaudan S.A.	5,080	15,173,652
Holcim AG *	305,322	13,871,484
Julius Baer Group Ltd.	120,928	5,801,988
Kuehne & Nagel International AG	30,179	6,424,088
Logitech International S.A.	96,326	4,790,476
Lonza Group AG	40,973	21,092,241
Nestle S.A.	1,549,496	168,676,278
Novartis AG	1,190,965	96,338,003
Partners Group Holding AG	12,545	11,260,178
Roche Holding AG	386,766	128,328,232
Roche Holding AG, Bearer Shares	14,603	5,927,213
Schindler Holding AG	12,585	1,981,132
Schindler Holding AG, Participation Certificates	22,468	3,663,766
SGS S.A.	3,513	7,744,446
SIG Group AG *	168,930	3,247,354
Sika AG	80,312	18,108,407
Sonova Holding AG	29,680	7,015,273
Straumann Holding AG	60,944	5,800,120
Swiss Life Holding AG	17,436	8,442,896
Swiss Prime Site AG	42,670	3,443,167
Swiss Re AG	165,484	12,292,939
Swisscom AG	14,248	7,035,507
Temenos AG	34,062	2,028,691
The Swatch Group AG	29,050	1,213,671
The Swatch Group AG, Bearer Shares	15,718	3,531,982
UBS Group AG	1,934,796	30,674,550
VAT Group AG	14,944	3,411,733
Zurich Insurance Group AG	82,820	35,295,720
		744,370,551

United Kingdom 15.5%
3i Group plc	533,444	7,104,601
abrdn plc	1,195,523	2,178,458
Admiral Group plc	99,260	2,295,450
Anglo American plc	699,358	20,948,710
Antofagasta plc	212,165	2,859,010
Ashtead Group plc	243,672	12,693,610
Associated British Foods plc	195,190	3,025,303
AstraZeneca plc	852,700	100,049,097
Auto Trader Group plc	527,134	3,155,304
AVEVA Group plc	65,927	2,359,408
Aviva plc	1,553,528	7,451,690
BAE Systems plc	1,735,567	16,233,735
Barclays plc	9,213,838	15,656,631
Barratt Developments plc	572,423	2,468,909
Berkeley Group Holdings plc	62,263	2,477,279
BP plc	10,634,631	58,837,172
British American Tobacco plc	1,185,986	46,838,675
BT Group plc	3,852,923	5,741,743
Bunzl plc	184,817	6,022,353
Burberry Group plc	216,185	4,504,668
Coca-Cola HBC AG *	113,331	2,475,523
Compass Group plc	981,314	20,668,254
Croda International plc	76,978	5,963,450
DCC plc	54,559	3,028,069
Diageo plc	1,259,184	51,818,521
Entain plc	327,150	4,732,737
Experian plc	506,659	16,154,954
Ferguson plc	117,963	12,864,888
Glencore plc	5,427,375	31,115,513
GSK plc	2,238,189	36,663,955
Haleon plc *	2,785,322	8,541,054
Halma plc	208,522	5,056,508
Hargreaves Lansdown plc	198,924	1,738,517
Hikma Pharmaceuticals plc	90,297	1,296,234
HSBC Holdings plc	11,063,365	56,777,735
SECURITY	NUMBER OF SHARES	VALUE ($)
Imperial Brands plc	497,008	12,106,652
Informa plc	809,296	5,156,767
InterContinental Hotels Group plc	100,694	5,410,359
Intertek Group plc	89,210	3,737,270
J Sainsbury plc	967,970	2,157,695
J.D. Sports Fashion plc	1,410,707	1,576,366
Johnson Matthey plc	100,739	2,236,163
Kingfisher plc	1,109,571	2,787,722
Land Securities Group plc	396,394	2,591,975
Legal & General Group plc	3,289,889	8,801,307
Lloyds Banking Group plc	38,316,715	18,402,255
London Stock Exchange Group plc	181,302	15,715,619
M&G plc	1,427,352	2,868,441
Melrose Industries plc	2,419,993	3,246,137
Mondi plc	266,149	4,465,572
National Grid plc	2,008,750	21,885,564
NatWest Group plc	2,928,845	7,888,261
Next plc	72,202	4,077,942
NMC Health plc *(b)	48,950	0
Ocado Group plc *	317,898	1,723,419
Pearson plc	365,136	4,035,890
Persimmon plc	172,665	2,583,735
Phoenix Group Holdings plc	408,360	2,541,621
Prudential plc	1,511,015	14,036,814
Reckitt Benckiser Group plc	393,665	26,125,167
RELX plc	1,060,517	28,485,998
Rentokil Initial plc	1,377,187	8,593,790
Rio Tinto plc	618,844	32,341,790
Rolls-Royce Holdings plc *	4,629,426	4,151,959
Schroders plc	397,888	1,786,519
Segro plc	660,095	5,940,854
Severn Trent plc	137,775	3,954,103
Shell plc	4,094,637	113,427,933
Smith & Nephew plc	478,229	5,651,185
Smiths Group plc	206,872	3,705,603
Spirax-Sarco Engineering plc	40,268	4,962,366
SSE plc	587,068	10,491,420
St. James's Place plc	302,176	3,690,036
Standard Chartered plc	1,389,145	8,299,775
Taylor Wimpey plc	1,928,750	2,073,653
Tesco plc	4,151,455	10,253,598
The British Land Co., plc	473,989	1,988,331
The Sage Group plc	555,623	4,630,968
Unilever plc	1,404,611	63,845,665
United Utilities Group plc	380,637	4,101,817
Vodafone Group plc	14,697,880	17,158,331
Whitbread plc	112,989	3,325,502
WPP plc	607,436	5,345,526
		1,106,163,153
Total Common Stocks (Cost $6,679,807,016)		7,046,907,666

PREFERRED STOCKS 0.5% OF NET ASSETS

Germany 0.5%
Bayerische Motoren Werke AG	31,951	2,356,190
Dr Ing hc F Porsche AG *	62,225	6,364,612
Henkel AG & Co. KGaA	97,918	6,168,692
Porsche Automobil Holding SE	83,766	4,680,193
Sartorius AG	13,444	4,740,223
Volkswagen AG	101,615	13,006,856
		37,316,766
Total Preferred Stocks (Cost $40,517,509)		37,316,766

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Money Market Funds 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	37,595,691	37,595,691
Total Short-Term Investments (Cost $37,595,691)		37,595,691
Total Investments in Securities (Cost $6,757,920,216)		7,121,820,123

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/16/22	507	44,512,065	483,501

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $34,793,118.
(b)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$4,735,572,264	$—	$4,735,572,264
Australia	5,642,212	560,717,035	—	566,359,247
Hong Kong	1,113,317	177,815,847	—	178,929,164
Israel	19,984,532	41,299,522	—	61,284,054
Netherlands	13,324,664	278,642,646	—	291,967,310
Singapore	11,746,499	94,885,975	—	106,632,474
United Kingdom	—	1,106,163,153	0*	1,106,163,153
Preferred Stocks[1]
Germany	6,364,612	30,952,154	—	37,316,766
Short-Term Investments[1]	37,595,691	—	—	37,595,691
Futures Contracts[2]	483,501	—	—	483,501
Total	$96,255,028	$7,026,048,596	$—	$7,122,303,624

*	Level 3 amount shown includes securities determined to have no value at October 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $6,757,920,216) including securities on loan of $34,793,118		$7,121,820,123
Cash		83,678
Foreign currency, at value (cost $4,045,112)		4,011,241
Deposit with broker for futures contracts		2,763,613
Receivables:
Foreign tax reclaims		18,492,420
Dividends		17,358,669
Fund shares sold		10,564,659
Investments sold		1,755,544
Income from securities on loan	+	17,983
Total assets		7,176,867,930
Liabilities
Collateral held for securities on loan		37,595,691
Payables:
Fund shares redeemed		11,496,403
Variation margin on futures contracts		373,726
Investment adviser fees	+	333,729
Total liabilities		49,799,549
Net assets		$7,127,068,381
Net Assets by Source
Capital received from investors		$7,234,981,022
Total distributable loss	+	(107,912,641)
Net assets		$7,127,068,381

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$7,127,068,381		392,283,690		$18.17

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $25,454,968)		$257,443,454
Securities on loan, net	+	319,517
Total investment income		257,762,971
Expenses
Investment adviser fees		4,860,768
Proxy fees[1]		374,802
Professional fees	+	17,455 [2]
Total expenses		5,253,025
Expense reduction	–	17,455 [2]
Net expenses	–	5,235,570
Net investment income		252,527,401
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(170,907,944)
Net realized losses on futures contracts		(17,316,756)
Net realized losses on foreign currency transactions	+	(4,093,297)
Net realized losses		(192,317,997)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(2,182,547,937)
Net change in unrealized appreciation (depreciation) on futures contracts		(62,489)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(2,392,845)
Net change in unrealized appreciation (depreciation)	+	(2,185,003,271)
Net realized and unrealized losses		(2,377,321,268)
Decrease in net assets resulting from operations		($2,124,793,867)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
[2]	Professional fees associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund. (see financial notes 2(d) and 4 for additional information).

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$252,527,401	$220,308,471
Net realized losses		(192,317,997)	(12,480,045)
Net change in unrealized appreciation (depreciation)	+	(2,185,003,271)	1,870,184,169
Increase (decrease) in net assets resulting from operations		($2,124,793,867)	$2,078,012,595
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($287,643,160)	($134,266,147)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		98,990,068	$2,090,708,813	84,577,903	$1,955,546,476
Shares reinvested		8,669,015	198,780,492	4,139,456	90,364,312
Shares redeemed	+	(74,590,851)	(1,531,205,969)	(49,400,102)	(1,145,927,182)
Net transactions in fund shares		33,068,232	$758,283,336	39,317,257	$899,983,606
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		359,215,458	$8,781,222,072	319,898,201	$5,937,492,018
Total increase (decrease)	+	33,068,232	(1,654,153,691)	39,317,257	2,843,730,054
End of period		392,283,690	$7,127,068,381	359,215,458	$8,781,222,072

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2065 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab International Opportunities Fund	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Income Payout

SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab 1000 Index Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Opportunistic Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of a fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of a fund’s shares and seeks to help ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits were accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid

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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2022, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2022, if any, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Cash Management Transactions: Effective May 23, 2022, Brown Brothers Harriman & Co. (BBH) was replaced by Citibank N.A. as custodian of the funds, except for Schwab 1000 Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund. The funds no longer subscribe to the BBH Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep was an investment product that automatically swept the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, was subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds assumed the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. The funds terminated the CMS Sweep program and cash was returned to the funds prior to terminating services with BBH.
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds, except for Schwab 1000 Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund.
Central Securities Depositories Regulation: Effective February 1, 2022, the Central Securities Depositories Regulation (CSDR) introduced new measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Schwab International Index Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between the investment adviser and each trust, the investment adviser pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. Acquired fund fees and expenses are indirect expenses incurred by a fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2022, if any, are reflected in each fund’s Statement of Assets and Liabilities.

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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
In October 2022, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments will be effective on January 24, 2023 and the compliance date will be July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectuses, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, a fund will not fully replicate its index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

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Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary Receipts, Global Depositary Receipts (GDRs) and European Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. A fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

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Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between the investment adviser and each trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB S&P 500 INDEX FUND	SCHWAB 1000 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB TOTAL STOCK MARKET INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. LARGE-CAP VALUE INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
0.02%	0.05%	0.04%	0.03%	0.035%	0.035%	0.04%	0.06%
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to the Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2022, as applicable:
	UNDERLYING FUNDS
	SCHWAB S&P 500 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
Schwab MarketTrack All Equity Portfolio	0.4%	1.4%	3.6%	—%	1.3%
Schwab MarketTrack Balanced Portfolio	0.2%	0.6%	1.7%	—%	0.5%
Schwab MarketTrack Conservative Portfolio	0.1%	0.2%	0.5%	—%	0.2%
Schwab MarketTrack Growth Portfolio	0.4%	1.4%	2.8%	—%	1.1%
Schwab Target 2010 Fund	0.0%*	—%	—%	0.0%*	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	0.0%*	—%
Schwab Target 2020 Fund	0.1%	—%	—%	0.4%	—%
Schwab Target 2025 Fund	0.1%	—%	—%	0.6%	—%
Schwab Target 2030 Fund	0.3%	—%	—%	1.3%	—%
Schwab Target 2035 Fund	0.2%	—%	—%	0.8%	—%
Schwab Target 2040 Fund	0.3%	—%	—%	1.7%	—%
Schwab Target 2045 Fund	0.1%	—%	—%	0.4%	—%
Schwab Target 2050 Fund	0.1%	—%	—%	0.4%	—%
Schwab Target 2055 Fund	0.0%*	—%	—%	0.3%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	0.1%	—%
Schwab Target 2065 Fund	0.0%*	—%	—%	0.0%*	—%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2(d) were non-routine expenses. The investment adviser agreed to pay these professional fees on behalf of the Schwab International Index Fund, subject to reimbursement to the extent the fund is able to successfully recover taxes withheld in the future.
For the period ended October 31, 2022, the professional fees incurred by the Schwab International Index Fund and paid by the investment adviser were $17,455, as shown as Professional fees in the Statement of Operations.
For the period ended October 31, 2022, the Schwab International Index Fund did not recover any previously withheld foreign taxes and made no reimbursements to the investment adviser.

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Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
As of October 31, 2022, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab International Index Fund to the investment adviser was $17,455.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab S&P 500 Index Fund	$318,195,998	$148,096,558	($58,405,895)
Schwab 1000 Index Fund	108,915,902	72,503,471	(52,980,385)
Schwab Small-Cap Index Fund	75,675,878	71,460,921	(9,946,925)
Schwab Total Stock Market Index Fund	126,719,035	70,305,521	(35,740,278)
Schwab U.S. Large-Cap Growth Index Fund	60,900,179	54,811,170	(15,209,691)
Schwab U.S. Large-Cap Value Index Fund	73,511,996	50,433,173	(447,208)
Schwab U.S. Mid-Cap Index Fund	33,418,330	18,146,299	(10,277,066)
Schwab International Index Fund	26,797	14,543,462	(5,047,751)

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.

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Schwab Equity Index Funds
Financial Notes (continued)

6. Borrowing from Banks (continued):
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2022 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2022, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab S&P 500 Index Fund	$308,479,043	1,443
Schwab 1000 Index Fund	53,543,576	252
Schwab Small-Cap Index Fund	26,446,943	264
Schwab Total Stock Market Index Fund	83,747,872	462
Schwab U.S. Large-Cap Growth Index Fund	3,824,246	29
Schwab U.S. Large-Cap Value Index Fund	2,872,935	35
Schwab U.S. Mid-Cap Index Fund	4,859,089	19
Schwab International Index Fund	55,419,275	548

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2022, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab S&P 500 Index Fund	$6,338,239,393	$1,128,726,146
Schwab 1000 Index Fund	741,161,276	297,120,612
Schwab Small-Cap Index Fund	1,479,558,224	896,110,327
Schwab Total Stock Market Index Fund	1,847,143,733	384,654,106
Schwab U.S. Large-Cap Growth Index Fund	459,123,750	156,043,596
Schwab U.S. Large-Cap Value Index Fund	249,347,602	93,887,278
Schwab U.S. Mid-Cap Index Fund	329,236,287	94,784,814
Schwab International Index Fund	1,152,675,780	429,495,435
During the period ended October 31, 2022, the following funds had transactions in connection with in-kind transactions:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab 1000 Index Fund	$—	$130,625,736
Schwab Small-Cap Index Fund	—	154,617,030
Schwab U.S. Large-Cap Value Index Fund	—	22,015,146
Schwab U.S. Mid-Cap Index Fund	—	20,979,937
For the period ended October 31, 2022, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended October 31, 2022, are disclosed in the funds’ Statements of Operations, if any.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

9. Federal Income Taxes:
As of October 31, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab S&P 500 Index Fund	$30,532,850,603	$32,045,615,799	($1,732,330,726)	$30,313,285,073
Schwab 1000 Index Fund	3,350,432,752	8,814,241,837	(264,167,926)	8,550,073,911
Schwab Small-Cap Index Fund	4,653,768,199	1,811,947,195	(981,734,216)	830,212,979
Schwab Total Stock Market Index Fund	9,606,021,717	7,300,977,616	(883,253,146)	6,417,724,470
Schwab U.S. Large-Cap Growth Index Fund	824,431,051	164,130,707	(62,117,705)	102,013,002
Schwab U.S. Large-Cap Value Index Fund	592,792,293	119,095,255	(64,644,301)	54,450,954
Schwab U.S. Mid-Cap Index Fund	855,264,291	160,284,467	(114,116,756)	46,167,711
Schwab International Index Fund	7,070,935,445	1,192,326,347	(1,140,958,168)	51,368,179
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab S&P 500 Index Fund	$784,280,824	$—	$30,313,285,073	$—	($91,515,940)	$31,006,049,957
Schwab 1000 Index Fund	146,361,782	—	8,550,073,911	—	(90,324,047)	8,606,111,646
Schwab Small-Cap Index Fund	45,118,253	—	830,212,979	—	(53,188,008)	822,143,224
Schwab Total Stock Market Index Fund	196,900,319	—	6,417,724,470	—	(24,579,663)	6,590,045,126
Schwab U.S. Large-Cap Growth Index Fund	6,352,716	—	102,013,002	—	(28,197,584)	80,168,134
Schwab U.S. Large-Cap Value Index Fund	10,224,928	794,933	54,450,954	—	—	65,470,815
Schwab U.S. Mid-Cap Index Fund	9,919,928	782,797	46,167,711	—	—	56,870,436
Schwab International Index Fund	187,757,865	—	51,368,179	(2,415,662)	(344,623,023)	(107,912,641)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2022, the funds had capital loss carryforwards available as follows:

Schwab S&P 500 Index Fund	$91,515,940
Schwab 1000 Index Fund	90,324,047
Schwab Small-Cap Index Fund	53,188,008
Schwab Total Stock Market Index Fund	24,579,663
Schwab U.S. Large-Cap Growth Index Fund	28,197,584
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	—
Schwab International Index Fund	344,623,023

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Schwab Equity Index Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab S&P 500 Index Fund	$827,352,159	$65,457,539	$913,293,066	$—
Schwab 1000 Index Fund	170,064,667	79,902,182	189,179,998	117,107,001
Schwab Small-Cap Index Fund	131,927,919	399,701,902	57,108,519	72,781,270
Schwab Total Stock Market Index Fund	225,603,990	45,585,913	218,157,695	—
Schwab U.S. Large-Cap Growth Index Fund	6,371,109	9,905,946	3,820,481	—
Schwab U.S. Large-Cap Value Index Fund	17,495,710	10,244,421	7,759,956	—
Schwab U.S. Mid-Cap Index Fund	11,729,695	14,728,113	8,319,433	—
Schwab International Index Fund	287,643,160	—	134,266,147	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab 1000 Index Fund, one of the funds constituting Schwab Investments, and Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund (the “Funds”), seven of the funds constituting Schwab Capital Trust, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

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Schwab Equity Index Funds
Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $20,771,811 to its shareholders for the fiscal year ended October 31, 2022. The respective foreign source income on the fund is $282,907,639.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2022, qualify for the corporate dividends received deduction:

Schwab S&P 500 Index Fund	95.38%
Schwab 1000 Index Fund	96.23%
Schwab Small-Cap Index Fund	46.88%
Schwab Total Stock Market Index Fund	91.04%
Schwab U.S. Large-Cap Growth Index Fund	82.99%
Schwab U.S. Large-Cap Value Index Fund	58.00%
Schwab U.S. Mid-Cap Index Fund	71.49%
Schwab International Index Fund	—%
For the fiscal year ended October 31, 2022, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab S&P 500 Index Fund	$827,352,159
Schwab 1000 Index Fund	169,571,883
Schwab Small-Cap Index Fund	93,271,782
Schwab Total Stock Market Index Fund	211,471,310
Schwab U.S. Large-Cap Growth Index Fund	5,391,873
Schwab U.S. Large-Cap Value Index Fund	10,503,674
Schwab U.S. Mid-Cap Index Fund	8,673,831
Schwab International Index Fund	247,613,149
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2022:
Schwab S&P 500 Index Fund	$65,457,539
Schwab 1000 Index Fund	79,902,182
Schwab Small-Cap Index Fund	399,701,902
Schwab Total Stock Market Index Fund	45,585,913
Schwab U.S. Large-Cap Growth Index Fund	9,905,946
Schwab U.S. Large-Cap Value Index Fund	10,244,421
Schwab U.S. Mid-Cap Index Fund	14,728,113
Schwab International Index Fund	—
For the fiscal year ended October 31, 2022, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	492,784
Schwab Small-Cap Index Fund	10,960,111
Schwab Total Stock Market Index Fund	10,371,753
Schwab U.S. Large-Cap Growth Index Fund	181,594
Schwab U.S. Large-Cap Value Index Fund	424,790
Schwab U.S. Mid-Cap Index Fund	1,143,524
Schwab International Index Fund	—

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Shareholder Vote Results  (unaudited)

Separate Special Meetings of Shareholders of Schwab Capital Trust and Schwab Investments (the “Trusts”) were held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trusts: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the shareholder vote are listed below:
Schwab Capital Trust
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352

Schwab Investments
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	423,830,446.945	41,037,210.315
Richard A. Wurster	449,247,822.632	15,619,834.628
Michael J. Beer	449,188,616.594	15,679,040.666
Robert W. Burns	449,093,044.919	15,774,612.341
Nancy F. Heller	450,193,833.945	14,673,823.315
David L. Mahoney	419,552,571.056	45,315,086.204
Jane P. Moncreiff	450,325,483.733	14,542,173.527
Kiran M. Patel	448,721,580.221	16,146,077.039
Kimberly S. Patmore	449,526,424.435	15,341,232.825
J. Derek Penn	449,384,537.556	15,483,119.704

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity risk metrics. No significant liquidity events impacting any of the funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreements with respect to the Funds at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreements, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk

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Schwab Equity Index Funds
oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services, and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreements with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreements with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreements with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreements with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure,

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Schwab Equity Index Funds
as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index  An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
International Spliced Index  An internally calculated index comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011, the MSCI EAFE Index from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index  A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Equity Index Funds  |  Annual Report

Notes

Notes

Schwab Equity Index Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13810-25
00280551

Annual Report  |  October 31, 2022
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental International
Large Company Index Fund
Schwab Fundamental International
Small Company Index Fund
Schwab Fundamental Emerging Markets
Large Company Index Fund
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2022
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	-4.18%
Russell RAFITM US Large Company Index	-3.88%
Russell 1000® Index	-16.38%
Fund Category: Morningstar Large Value[1]	-4.53%
Performance Details	pages 7-9

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	-11.37%
Russell RAFITM US Small Company Index	-11.18%
Russell 2000® Index	-18.54%
Fund Category: Morningstar Small Blend[1]	-13.55%
Performance Details	pages 10-12

Schwab Fundamental International Large Company Index Fund[2] (Ticker Symbol: SFNNX)	-17.25%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	-16.82%
MSCI EAFE® Index (Net)[3]	-23.00%
Fund Category: Morningstar Foreign Large Value[1]	-18.49%
Performance Details	pages 13-15
Total Return for the 12 Months Ended October 31, 2022
Schwab Fundamental International Small Company Index Fund[2] (Ticker Symbol: SFILX)	-26.61%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	-26.14%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	-30.95%
Fund Category: Morningstar Foreign Small/Mid Value[1]	-21.18%
Performance Details	pages 16-18

Schwab Fundamental Emerging Markets Large Company Index Fund[2] (Ticker Symbol: SFENX)	-24.86%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	-25.58%
MSCI Emerging Markets Index (Net)[3]	-31.03%
Fund Category: Morningstar Diversified Emerging Markets[1]	-30.38%
Performance Details	pages 19-21

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — The funds are not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Index Series (the Indices) or otherwise. The Indices are compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Indices. For full disclaimer please see the funds’ statement of additional information.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
Geopolitical, economic, and market challenges abounded during the 12-month reporting period ended October 31, 2022. Although the period started off strong, with markets reaching new highs in the final months of 2021, the subsequent 10 months were beset by rapidly rising inflation, sharply climbing interest rates, steeply declining stock prices, and the onset of a war in Europe as Russia invaded Ukraine. Economic growth in the United States and most of the world slowed. By the end of the period, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% of its value from its early-January 2022 peak and returned -14.6% for the reporting period. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, declined by more than 25% between early-January 2022 highs and the end of the reporting period and returned -23.0% for the reporting period.
At Schwab Asset Management, we recognize that today’s turbulent investment environment may be unsettling for many investors. Market declines and volatility can rattle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, even in the face of market turmoil and volatility, most investors are best served by maintaining a diversified portfolio that reflects their risk tolerance and long-term goals.
The Schwab Fundamental Index Funds play a role in our goal to provide investors with a diverse variety of investment choices. The funds weight their holdings based on objective financial measures of company size—adjusted sales, retained operating cash flow, and dividends plus buybacks—which can result in a different risk profile than market-cap index funds that use market capitalization to weight the same set of stocks. As such, the Schwab Fundamental Index Funds can complement traditional market-cap index and actively managed strategies, helping to create the potential for more attractive risk-adjusted portfolios.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Fundamental Index Funds play a role in our goal to provide investors with a diverse variety of investment choices.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -14.61%. U.S. small-cap stocks underperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning -18.54% and -16.38%, respectively. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning -24.60% and -7.00%, respectively. Among U.S. industry sectors, only energy generated strong positive returns, driven by soaring oil and gas prices. Traditionally defensive sectors, such as consumer staples, utilities, and health care, tended to outperform the market average, while cyclically sensitive sectors, such as consumer discretionary, real estate, and information technology, lagged. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -23.00% and the MSCI Emerging Markets Index (Net)* returned -31.03%.
After a recovery from the dramatic impact of the COVID-19 pandemic through the end of 2021, U.S. gross domestic product (GDP) increased at an annualized rate of 6.9% for the fourth quarter. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% and -0.6% for the first and second quarters of 2022, respectively. GDP growth was positive for the third quarter of 2022, increasing at an annualized rate of 2.9%, driven primarily by energy exports. Consumer spending also grew but at a slower pace than in the second quarter. Inflation remained stubbornly
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
The Investment Environment (continued)

high, hitting a 40-year high in June due to imbalances in the labor market, supply having bottlenecks, and soaring energy costs, before falling slightly by the end of the reporting period. The unemployment rate remained low, ending the reporting period near pre-pandemic lows.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, high energy costs, rising inflation, and the war in Ukraine. After spiking in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—oil prices generally fell through the rest of the reporting period, ending at just over $86 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for the fourth quarter of 2021 and first and second quarters of 2022, as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small gains in GDP growth for the fourth quarter of 2021 and first and second quarters of 2022. Among emerging markets, China’s GDP growth rate remained positive but slowed notably as China dealt with numerous headwinds including the political landscape, an emphasis on domestic consumption over globalization, lockdowns and quarantines, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing mortgage payments on incomplete builds. India’s GDP growth also remained positive over the reporting period, particularly in the second quarter of 2022, on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the U.S. Federal Reserve (Fed) shifted its stance. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate five times during the reporting period—by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, 0.75% in late July, and 0.75% in late September—in its ongoing efforts to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 3.00% to 3.25%. In June, the Fed also began to reduce the $9 trillion in assets it held on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening between 2017 and 2019. Outside the United States, central banks were similarly responsive. After holding its policy rate unchanged since March 2015, at 0.00%, the European Central Bank raised its interest rate three times over the reporting period in an effort to dampen demand and control inflation, which in October 2022 rose into double-digits. The Bank of England raised its key official bank rate seven times during the reporting period, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but raised its inflation forecast at its October 2022 meeting. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Brazil, Mexico, and Pakistan raised their rates multiple times over the reporting period to counteract the impacts of inflation. In contrast, China cut its interest rate three times over the reporting period, in part as a result of a resurgence of COVID-19 cases and a lingering property downturn. Russia raised its benchmark policy rate to 20% in late February 2022 amid the broadening fallout of Western sanctions in retaliation against Russia’s invasion of Ukraine, but subsequently reduced it several times.
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Schwab Fundamental Index Funds
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the oversight and day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining Schwab in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.
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Schwab Fundamental US Large Company Index Fund as of October 31, 2022

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks.
Performance. The fund generally tracked the index for the reporting period. The fund returned -4.18% for the 12-month reporting period ended October 31, 2022, while the index returned -3.88%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The communication services sector detracted the most from the total return of the fund. Communication services stocks represented an average weight of approximately 8% of the fund’s investments and returned approximately -31% for the reporting period. One example from this sector is Meta Platforms, Inc., a social technology company. The fund’s Class A holdings of Meta Platforms, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -71% for the reporting period.
The information technology sector also detracted from the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately -14% for the reporting period.
The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately 67% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. The fund’s holdings of Exxon Mobile Corp. represented an average weight of approximately 3% of the fund’s investments and returned approximately 80% for the reporting period.
The health care sector also contributed to the total return of the fund, representing an average weight of approximately 13% of the fund’s investments and returning approximately 13% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	-4.18%	10.84%	12.40%
Russell RAFITM US Large Company Index	-3.88%	11.10%	12.74%
Russell 1000® Index	-16.38%	10.19%	12.66%
Fund Category: Morningstar Large Value[2]	-4.53%	7.67%	10.21%
Fund Expense Ratio[3]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental US Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	721
Weighted Average Market Cap (millions)	$286,619
Price/Earnings Ratio (P/E)	13.2
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	13% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental US Small Company Index Fund as of October 31, 2022

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks.
Performance. The fund generally tracked the index for the reporting period. The fund returned -11.37% for the 12-month reporting period ended October 31, 2022, while the index returned -11.18%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The consumer discretionary sector detracted the most from the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -21% for the reporting period. One example from this sector is Six Flags Entertainment Corp., which operates regional theme parks across North America. The fund’s holdings of Six Flags Entertainment Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -48% for the reporting period.
The information technology sector also detracted from the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately -18% for the reporting period.
The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 44% for the reporting period. One example from this sector is Arch Resources, Inc., which owns and operates coal mines. The fund’s Class A holdings of Arch Resources, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 83% for the reporting period.
The utilities sector also contributed to the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately 6% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	-11.37%	7.05%	10.88%
Russell RAFITM US Small Company Index	-11.18%	7.24%	11.14%
Russell 2000® Index	-18.54%	5.56%	9.93%
Fund Category: Morningstar Small Blend[2]	-13.55%	5.76%	9.75%
Fund Expense Ratio[3]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental US Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	975
Weighted Average Market Cap (millions)	$4,736
Price/Earnings Ratio (P/E)	12.8
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	35% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental International Large Company Index Fund as of October 31, 2022

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -17.25% for the 12-month reporting period ended October 31, 2022, while the index returned -16.82%1. Timing differences in foreign exchange calculations detracted slightly from the fund’s relative performance and fair valuation of the fund’s holdings contributed slightly to the fund’s relative performance.2 Differences between the return of the fund and the return of the index may also be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Japan detracted the most from the total return of the fund. Japanese stocks represented an average weight of approximately 25% of the fund’s investments and returned approximately -19% in U.S. dollar term for the reporting period. One example from this market is Toyota Motor Corp., which manufactures, sells, leases, and repairs passenger cars, trucks, buses, and their related parts worldwide. The fund’s holdings of Toyota Motor Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately -19% in U.S. dollar terms for the reporting period.
Stocks from South Korea also detracted from the total return of the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately -30% for the reporting period.
Stocks from Singapore contributed the most, though slightly, to the total return of the fund. Stocks from Singapore represented an average weight of less than 1% of the fund’s investments and returned approximately 3% in U.S. dollar terms for the reporting period. One example from this market is DBS Group Holdings Ltd., which provides a variety of financial services. The fund’s holdings of DBS Group Holdings Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately 8% in U.S. dollar terms for the reporting period.
Stocks from Israel also contributed slightly to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 6% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[2]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	-17.25%	0.67%	4.85%
Russell RAFITM Developed ex US Large Company Index (Net)[2]	-16.82%	0.84%	5.05%
MSCI EAFE® Index (Net)[2]	-23.00%	-0.09%	4.13%
Fund Category: Morningstar Foreign Large Value[4]	-18.49%	-1.08%	3.04%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental International Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	948
Weighted Average Market Cap (millions)	$58,156
Price/Earnings Ratio (P/E)	8.5
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	13%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund as of October 31, 2022

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -26.61% for the 12-month reporting period ended October 31, 2022, while the index returned -26.14%1. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings detracted from the fund’s relative performance.2 Differences between the return of the fund and the return of the index may also be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Japan detracted the most from the total return of the fund. Japanese stocks represented an average weight of approximately 33% of the fund’s investments and returned approximately -22% in U.S. dollar terms for the reporting period. One example from this market is Nomura Research Institute Ltd., which provides information technology, research, consulting, and analyzing for business strategy decision-making. The fund’s holdings of Nomura Research Institute Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately -44% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom also detracted from the total return of the fund, representing an average weight of approximately 10% of the fund’s investments and returning approximately -36% in U.S. dollar terms for the reporting period.
Stocks from Israel contributed the most to the total return of the fund. Israeli stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately 12% in U.S. dollar terms for the reporting period. One example from this market is Bezeq The Israel Telecommunication Corp., Ltd., which offers local, long-distance, and international telecommunications services in Israel. The fund’s holdings of Bezeq The Israel Telecommunication Corp., Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately 47% in U.S. dollar terms for the reporting period.
While no additional markets contributed to the total return of the fund, the stock from Chile was the smallest detractor from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -16% in U.S. dollar terms for the reporting period. Aclara Resources, Inc. was held for a limited time in December 2021 and early January 2022 after the Chilean mining company was spun off from Hochschild Mining plc, a mining company based in the United Kingdom.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[2]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	-26.61%	-2.19%	4.96%
Russell RAFITM Developed ex US Small Company Index (Net)[2]	-26.14%	-1.86%	5.37%
S&P Developed ex-U.S. Small Cap Index (Net)[2]	-30.95%	-1.55%	4.85%
Fund Category: Morningstar Foreign Small/Mid Value[4]	-21.18%	-1.47%	4.17%
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental International Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	1,787
Weighted Average Market Cap (millions)	$2,958
Price/Earnings Ratio (P/E)	9.2
Price/Book Ratio (P/B)	0.9
Portfolio Turnover Rate	36%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund as of October 31, 2022

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Emerging Markets Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -24.86% for the 12-month reporting period ended October 31, 2022, while the index returned -25.58%1. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.2
Contributors and Detractors. Stocks from Brazil contributed the most to the total return of the fund. Brazilian stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately 37% in U.S. dollar terms for the reporting period. One example from this market is Petroleo Brasileiro S.A., which explores for and produces oil and natural gas. The fund’s holdings of Petroleo Brasileiro S.A. represented an average weight of approximately 2% of the fund’s investments and returned approximately 94% in U.S. dollar terms for the reporting period.
Stocks form Turkey also contributed to the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately 48% in U.S. dollar terms for the reporting period.
Stocks from China detracted the most from the total return of the fund. Chinese stocks represented an average weight of approximately 29% of the fund’s investments and returned approximately -30% in U.S. dollar terms for the reporting period. One example from this market is Alibaba Group Holding Ltd., which provides online sales services. The fund’s holdings of Alibaba Group Holding Ltd. represented an average weight of approximately 1% of the fund’s investments and returned approximately -63% in U.S. dollar terms for the reporting period.
Stocks from Russia also detracted from the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately -96% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[2]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	-24.86%	-1.55%	1.08%
Russell RAFITM Emerging Markets Large Company Index (Net)[2]	-25.58%	-1.17%	1.65%
MSCI Emerging Markets Index (Net)[2]	-31.03%	-3.09%	0.79%
Fund Category: Morningstar Diversified Emerging Markets[4]	-30.38%	-2.59%	1.01%
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental Emerging Markets Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Emerging Markets Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics1
Number of Holdings	330
Weighted Average Market Cap (millions)	$61,096
Price/Earnings Ratio (P/E)	6.2
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	24%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2022 and held through October 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22 [2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.25%	$1,000.00	$ 976.90	$1.25
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental US Small Company Index Fund
Actual Return	0.25%	$1,000.00	$ 970.00	$1.24
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental International Large Company Index Fund
Actual Return	0.25%	$1,000.00	$ 887.10	$1.19
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental International Small Company Index Fund
Actual Return	0.39%	$1,000.00	$ 847.40	$1.82
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.24	$1.99
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.39%	$1,000.00	$ 850.70	$1.82
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.24	$1.99

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$23.19	$16.28	$17.56	$17.47	$16.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.43	0.39	0.42	0.42	0.38
Net realized and unrealized gains (losses)	(1.33)	7.64	(0.75)	1.08	0.76
Total from investment operations	(0.90)	8.03	(0.33)	1.50	1.14
Less distributions:
Distributions from net investment income	(0.40)	(0.44)	(0.43)	(0.42)	(0.36)
Distributions from net realized gains	(0.70)	(0.68)	(0.52)	(0.99)	(0.20)
Total distributions	(1.10)	(1.12)	(0.95)	(1.41)	(0.56)
Net asset value at end of period	$21.19	$23.19	$16.28	$17.56	$17.47
Total return	(4.18%)	51.33%	(2.33%)	10.56%	6.83%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25% [2]	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	1.95%	1.87%	2.57%	2.53%	2.17%
Portfolio turnover rate	13% [3]	16% [3]	13%	20%	10%
Net assets, end of period (x 1,000,000)	$6,460	$6,821	$4,547	$5,237	$4,887

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes in-kind transactions.
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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 1.6%
Adient plc *	47,815	1,672,569
Aptiv plc *	49,512	4,509,058
Autoliv, Inc.	32,256	2,591,770
BorgWarner, Inc.	119,967	4,502,361
Dana, Inc.	106,620	1,701,655
Ford Motor Co.	1,892,124	25,297,698
General Motors Co.	951,387	37,341,940
Gentex Corp.	80,244	2,125,663
Harley-Davidson, Inc.	60,472	2,600,296
Lear Corp.	40,818	5,661,865
Tesla, Inc. *	13,957	3,175,776
The Goodyear Tire & Rubber Co. *	325,130	4,129,151
Thor Industries, Inc.	26,425	2,152,845
Visteon Corp. *	19,367	2,526,812
		99,989,459

Banks 6.9%
Bank of America Corp.	2,012,879	72,544,159
Citigroup, Inc.	1,434,204	65,772,596
Citizens Financial Group, Inc.	169,170	6,919,053
Comerica, Inc.	47,291	3,334,016
Credicorp Ltd.	24,133	3,532,106
East West Bancorp, Inc.	20,441	1,462,962
Fifth Third Bancorp	190,721	6,806,833
First Horizon Corp.	70,586	1,730,063
First Republic Bank	11,170	1,341,517
Huntington Bancshares, Inc.	290,601	4,411,323
JPMorgan Chase & Co.	916,505	115,369,649
KeyCorp	237,875	4,250,826
M&T Bank Corp.	52,233	8,794,470
MGIC Investment Corp.	95,786	1,307,479
New York Community Bancorp, Inc.	156,261	1,454,790
Popular, Inc.	22,153	1,566,660
Radian Group, Inc.	59,640	1,244,687
Regions Financial Corp.	217,001	4,763,172
Signature Bank	5,325	844,172
SVB Financial Group *	3,649	842,773
Synovus Financial Corp.	30,726	1,224,431
The PNC Financial Services Group, Inc.	108,315	17,528,617
Truist Financial Corp.	216,709	9,706,396
U.S. Bancorp	434,392	18,439,940
Wells Fargo & Co.	1,866,309	85,831,551
Zions Bancorp NA	49,003	2,545,216
		443,569,457

Capital Goods 7.5%
3M Co.	172,420	21,688,712
A.O. Smith Corp.	28,229	1,546,385
Acuity Brands, Inc.	12,073	2,216,241
AECOM	44,529	3,352,143
AerCap Holdings N.V. *	46,187	2,466,848
AGCO Corp.	20,732	2,574,293
SECURITY	NUMBER OF SHARES	VALUE ($)
Air Lease Corp.	33,412	1,179,109
Allegion plc	13,652	1,430,320
Allison Transmission Holdings, Inc.	68,567	2,896,956
AMETEK, Inc.	26,567	3,444,677
Boise Cascade Co.	18,904	1,262,220
Carlisle Cos., Inc.	10,895	2,601,726
Carrier Global Corp.	213,771	8,499,535
Caterpillar, Inc.	120,863	26,162,005
Cummins, Inc.	54,471	13,318,704
Curtiss-Wright Corp.	10,292	1,727,306
Deere & Co.	37,892	14,998,411
Donaldson Co., Inc.	28,541	1,639,680
Dover Corp.	25,841	3,377,160
Eaton Corp. plc	98,304	14,752,481
EMCOR Group, Inc.	21,885	3,087,973
Emerson Electric Co.	143,760	12,449,616
Fastenal Co.	81,751	3,951,026
Flowserve Corp.	47,448	1,360,809
Fluor Corp. *	93,592	2,832,094
Fortive Corp.	34,795	2,223,400
Fortune Brands Home & Security, Inc.	39,993	2,412,378
GATX Corp.	13,566	1,420,496
General Dynamics Corp.	71,097	17,760,031
General Electric Co.	431,156	33,548,248
Graco, Inc.	20,253	1,409,204
Hexcel Corp.	27,683	1,541,943
Honeywell International, Inc.	141,918	28,954,110
Howmet Aerospace, Inc.	99,413	3,534,132
Hubbell, Inc.	11,864	2,817,463
Huntington Ingalls Industries, Inc.	16,838	4,328,545
IDEX Corp.	9,567	2,126,840
Illinois Tool Works, Inc.	57,834	12,349,294
Ingersoll Rand, Inc.	23,698	1,196,749
ITT, Inc.	18,168	1,387,854
Johnson Controls International plc	167,241	9,673,219
L3Harris Technologies, Inc.	34,011	8,382,691
Lennox International, Inc.	6,219	1,452,572
Lincoln Electric Holdings, Inc.	12,388	1,759,096
Lockheed Martin Corp.	51,928	25,272,319
Masco Corp.	58,742	2,717,992
MasTec, Inc. *	19,437	1,498,204
MDU Resources Group, Inc.	76,462	2,177,638
MSC Industrial Direct Co., Inc., Class A	19,606	1,626,906
Nordson Corp.	6,306	1,418,850
Northrop Grumman Corp.	30,749	16,881,508
nVent Electric plc	41,697	1,521,941
Oshkosh Corp.	29,191	2,568,808
Otis Worldwide Corp.	43,741	3,089,864
Owens Corning	38,042	3,256,776
PACCAR, Inc.	107,105	10,370,977
Parker-Hannifin Corp.	23,738	6,898,738
Pentair plc	40,150	1,724,443
Quanta Services, Inc.	31,010	4,404,660
Raytheon Technologies Corp.	206,635	19,593,131
Regal Rexnord Corp.	12,625	1,597,568
Rockwell Automation, Inc.	18,453	4,711,051
Sensata Technologies Holding plc	37,140	1,493,399
Snap-on, Inc.	15,579	3,459,317

24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Spirit AeroSystems Holdings, Inc., Class A	71,708	1,660,757
Stanley Black & Decker, Inc.	47,483	3,726,941
Textron, Inc.	71,385	4,885,589
The Boeing Co. *	167,224	23,831,092
The Middleby Corp. *	8,175	1,143,356
The Timken Co.	20,660	1,472,851
The Toro Co.	16,654	1,755,831
Trane Technologies plc	36,333	5,799,837
TransDigm Group, Inc.	7,918	4,558,868
UFP Industries, Inc.	21,227	1,511,999
United Rentals, Inc. *	20,965	6,618,860
Univar Solutions, Inc. *	64,429	1,641,651
W.W. Grainger, Inc.	10,092	5,897,260
Watsco, Inc.	7,202	1,951,454
WESCO International, Inc. *	16,023	2,207,489
Westinghouse Air Brake Technologies Corp.	27,851	2,597,941
Xylem, Inc.	23,513	2,408,437
		483,048,998

Commercial & Professional Services 0.8%
ABM Industries, Inc.	36,217	1,612,019
Booz Allen Hamilton Holding Corp.	26,140	2,845,339
CACI International, Inc., Class A *	6,199	1,884,682
Cintas Corp.	10,173	4,349,466
Copart, Inc. *	12,852	1,478,237
CoreCivic, Inc. *	124,793	1,306,583
Equifax, Inc.	9,575	1,623,345
Jacobs Solutions, Inc.	31,677	3,649,824
KBR, Inc.	29,596	1,472,993
Leidos Holdings, Inc.	46,082	4,681,470
ManpowerGroup, Inc.	55,747	4,367,220
Republic Services, Inc.	33,757	4,476,853
Robert Half International, Inc.	31,095	2,377,524
Science Applications International Corp.	20,309	2,200,277
TransUnion	16,277	964,738
Verisk Analytics, Inc.	12,848	2,349,000
Waste Management, Inc.	66,594	10,546,492
		52,186,062

Consumer Durables & Apparel 1.2%
Brunswick Corp.	24,596	1,738,199
Capri Holdings Ltd. *	45,265	2,067,705
Carter's, Inc.	19,858	1,347,762
D.R. Horton, Inc.	100,840	7,752,579
Deckers Outdoor Corp. *	4,530	1,585,183
Hanesbrands, Inc.	195,015	1,330,002
Hasbro, Inc.	26,862	1,752,746
KB Home	38,651	1,113,922
Leggett & Platt, Inc.	53,408	1,802,520
Lennar Corp., Class A	91,158	7,356,451
Lululemon Athletica, Inc. *	7,106	2,338,158
Meritage Homes Corp. *	17,377	1,323,432
Mohawk Industries, Inc. *	29,178	2,764,615
Newell Brands, Inc.	127,926	1,766,658
NIKE, Inc., Class B	136,200	12,623,016
NVR, Inc. *	842	3,568,185
Polaris, Inc.	18,141	1,843,126
PulteGroup, Inc.	124,134	4,964,119
PVH Corp.	43,297	2,222,002
Ralph Lauren Corp.	18,438	1,709,018
Skechers U.S.A., Inc., Class A *	35,174	1,211,041
Tapestry, Inc.	82,686	2,619,492
Taylor Morrison Home Corp. *	58,875	1,550,768
Toll Brothers, Inc.	51,042	2,198,889
SECURITY	NUMBER OF SHARES	VALUE ($)
Tri Pointe Homes, Inc. *	75,286	1,261,041
VF Corp.	98,535	2,783,614
Whirlpool Corp.	32,332	4,469,576
		79,063,819

Consumer Services 1.9%
Aramark	89,414	3,263,611
Booking Holdings, Inc. *	7,138	13,344,348
Carnival Corp. *	575,276	5,212,001
Chipotle Mexican Grill, Inc. *	1,513	2,266,973
Darden Restaurants, Inc.	23,163	3,315,552
Domino’s Pizza, Inc.	6,030	2,003,407
Expedia Group, Inc. *	20,165	1,884,823
H&R Block, Inc.	51,300	2,110,995
Hilton Worldwide Holdings, Inc.	29,641	4,009,242
Las Vegas Sands Corp. *	134,593	5,115,880
Marriott International, Inc., Class A	30,375	4,863,341
McDonald’s Corp.	116,876	31,867,410
MGM Resorts International	119,366	4,245,849
Norwegian Cruise Line Holdings Ltd. *	116,689	1,970,877
Royal Caribbean Cruises Ltd. *	74,072	3,953,963
Service Corp. International	24,831	1,505,007
Starbucks Corp.	256,515	22,211,634
Travel & Leisure Co.	32,042	1,216,955
Vail Resorts, Inc.	5,916	1,296,373
Wynn Resorts Ltd. *	26,683	1,705,044
Yum! Brands, Inc.	59,380	7,021,685
		124,384,970

Diversified Financials 6.0%
Affiliated Managers Group, Inc.	14,884	1,847,997
AGNC Investment Corp.	130,140	1,069,751
Ally Financial, Inc.	199,889	5,508,941
American Express Co.	140,156	20,806,158
Ameriprise Financial, Inc.	29,791	9,208,994
Annaly Capital Management, Inc.	72,697	1,348,529
Berkshire Hathaway, Inc., Class A *	83	36,939,150
Berkshire Hathaway, Inc., Class B *	301,588	88,995,603
BlackRock, Inc.	20,889	13,492,414
Blackstone, Inc.	32,389	2,951,933
Bread Financial Holdings, Inc.	60,726	2,192,816
Capital One Financial Corp.	196,840	20,868,977
Cboe Global Markets, Inc.	13,530	1,684,485
Chimera Investment Corp.	118,432	799,416
CME Group, Inc.	30,352	5,260,002
Discover Financial Services	124,992	13,056,664
Equitable Holdings, Inc.	79,941	2,447,793
Evercore, Inc., Class A	14,082	1,480,018
Franklin Resources, Inc.	172,648	4,048,596
Intercontinental Exchange, Inc.	57,542	5,499,289
Invesco Ltd.	157,848	2,418,231
Janus Henderson Group plc	55,293	1,259,022
Jefferies Financial Group, Inc.	68,526	2,357,980
KKR & Co., Inc.	61,558	2,993,566
Lazard Ltd., Class A	43,445	1,638,311
LPL Financial Holdings, Inc.	11,789	3,013,858
Moody's Corp.	12,418	3,289,156
Morgan Stanley	229,718	18,875,928
MSCI, Inc.	3,747	1,756,818
Nasdaq, Inc.	33,523	2,086,472
Navient Corp.	177,211	2,682,975
Northern Trust Corp.	43,927	3,705,242
OneMain Holdings, Inc.	60,327	2,326,209
PROG Holdings, Inc. *	45,542	752,354
Raymond James Financial, Inc.	27,145	3,206,910
Rithm Capital Corp.	191,896	1,617,683

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
S&P Global, Inc.	30,889	9,923,091
SEI Investments Co.	29,249	1,588,221
SLM Corp.	88,045	1,460,667
Starwood Property Trust, Inc.	67,626	1,397,153
State Street Corp.	92,014	6,809,036
Synchrony Financial	440,364	15,659,344
T. Rowe Price Group, Inc.	60,038	6,373,634
The Bank of New York Mellon Corp.	301,258	12,685,974
The Charles Schwab Corp. (a)	82,185	6,547,679
The Goldman Sachs Group, Inc.	92,793	31,968,116
Voya Financial, Inc.	25,520	1,744,547
		389,645,703

Energy 9.8%
Antero Resources Corp. *	55,374	2,030,011
APA Corp.	73,658	3,348,493
Baker Hughes Co.	337,096	9,324,075
Cheniere Energy, Inc.	20,601	3,634,222
Chevron Corp.	643,872	116,476,445
ConocoPhillips	295,266	37,230,090
Delek US Holdings, Inc.	71,374	2,116,953
Devon Energy Corp.	55,706	4,308,859
EOG Resources, Inc.	103,727	14,160,810
Equitrans Midstream Corp.	153,756	1,294,625
Exxon Mobil Corp.	1,711,212	189,619,402
Halliburton Co.	186,705	6,799,796
Helmerich & Payne, Inc.	60,580	2,999,316
Hess Corp.	22,152	3,125,204
HF Sinclair Corp.	143,604	8,784,257
Kinder Morgan, Inc.	751,534	13,617,796
Marathon Oil Corp.	217,899	6,635,025
Marathon Petroleum Corp.	314,705	35,756,782
Murphy Oil Corp.	56,658	2,748,480
NOV, Inc.	227,252	5,090,445
Occidental Petroleum Corp.	235,512	17,098,171
ONEOK, Inc.	108,873	6,458,346
Ovintiv, Inc.	47,199	2,390,629
PBF Energy, Inc., Class A	161,864	7,162,482
Peabody Energy Corp. *	85,915	2,053,368
Phillips 66	359,119	37,452,520
Pioneer Natural Resources Co.	20,302	5,205,636
Schlumberger N.V.	427,319	22,233,408
Targa Resources Corp.	53,955	3,688,903
TechnipFMC plc *	273,384	2,895,137
The Williams Cos., Inc.	274,263	8,976,628
Valero Energy Corp.	340,192	42,711,106
World Fuel Services Corp.	244,179	6,224,123
		633,651,543

Food & Staples Retailing 3.2%
Casey's General Stores, Inc.	14,581	3,393,145
Costco Wholesale Corp.	73,563	36,891,844
Performance Food Group Co. *	80,060	4,166,322
Rite Aid Corp. *	172,650	901,233
SpartanNash Co.	56,139	2,004,724
Sprouts Farmers Market, Inc. *	57,836	1,706,162
Sysco Corp.	132,851	11,499,583
The Kroger Co.	504,701	23,867,310
U.S. Foods Holding Corp. *	153,894	4,579,885
United Natural Foods, Inc. *	42,434	1,799,626
Walgreens Boots Alliance, Inc.	782,650	28,566,725
Walmart, Inc.	603,102	85,839,508
		205,216,067

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	594,393	27,502,564
Archer-Daniels-Midland Co.	266,061	25,802,596
Bunge Ltd.	79,149	7,812,006
Campbell Soup Co.	53,368	2,823,701
Coca-Cola Europacific Partners plc	75,534	3,553,875
Conagra Brands, Inc.	137,815	5,057,811
Constellation Brands, Inc., Class A	25,002	6,177,494
Darling Ingredients, Inc. *	22,673	1,779,377
Flowers Foods, Inc.	57,036	1,637,504
General Mills, Inc.	142,163	11,597,658
Hormel Foods Corp.	69,559	3,231,016
Ingredion, Inc.	35,408	3,155,561
Kellogg Co.	65,339	5,019,342
Keurig Dr Pepper, Inc.	108,249	4,204,391
Lamb Weston Holdings, Inc.	20,247	1,745,696
McCormick & Co., Inc. - Non Voting Shares	28,392	2,232,747
Molson Coors Beverage Co., Class B	94,880	4,784,798
Mondelez International, Inc., Class A	300,355	18,465,825
Monster Beverage Corp. *	45,324	4,247,765
PepsiCo, Inc.	229,579	41,686,955
Philip Morris International, Inc.	324,958	29,847,392
Post Holdings, Inc. *	21,954	1,985,081
The Coca-Cola Co.	533,111	31,906,693
The Hershey Co.	15,890	3,794,055
The JM Smucker Co.	40,294	6,070,694
The Kraft Heinz Co.	246,842	9,496,012
Tyson Foods, Inc., Class A	156,067	10,667,179
		276,285,788

Health Care Equipment & Services 6.6%
Abbott Laboratories	173,748	17,190,627
Align Technology, Inc. *	4,335	842,291
AmerisourceBergen Corp.	30,733	4,831,842
Baxter International, Inc.	106,875	5,808,656
Becton, Dickinson & Co.	33,503	7,905,703
Boston Scientific Corp. *	115,363	4,973,299
Cardinal Health, Inc.	211,564	16,057,708
Centene Corp. *	167,648	14,271,874
Cigna Corp.	93,784	30,297,859
CVS Health Corp.	566,436	53,641,489
DaVita, Inc. *	46,595	3,401,901
Dentsply Sirona, Inc.	58,376	1,799,148
Edwards Lifesciences Corp. *	24,791	1,795,612
Elevance Health, Inc.	73,716	40,305,697
Embecta Corp.	6,559	202,804
Encompass Health Corp.	29,164	1,587,688
Enhabit, Inc. *	14,880	184,810
Envista Holdings Corp. *	33,640	1,110,457
HCA Healthcare, Inc.	57,581	12,522,140
Henry Schein, Inc. *	45,320	3,102,607
Hologic, Inc. *	32,790	2,223,162
Humana, Inc.	48,232	26,917,315
IDEXX Laboratories, Inc. *	3,254	1,170,399
Intuitive Surgical, Inc. *	14,573	3,591,807
Laboratory Corp. of America Holdings	21,252	4,714,969
McKesson Corp.	48,409	18,849,012
Medtronic plc	291,422	25,452,798
Molina Healthcare, Inc. *	11,327	4,064,807
Patterson Cos., Inc.	44,685	1,160,470
Quest Diagnostics, Inc.	38,997	5,601,919
ResMed, Inc.	8,744	1,955,945
STERIS plc	8,715	1,504,035
Stryker Corp.	35,341	8,101,571
Teleflex, Inc.	5,001	1,073,015

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tenet Healthcare Corp. *	39,973	1,773,202
The Cooper Cos., Inc.	4,523	1,236,543
UnitedHealth Group, Inc.	159,949	88,795,687
Universal Health Services, Inc., Class B	43,859	5,081,942
Zimmer Biomet Holdings, Inc.	37,497	4,250,285
Zimvie, Inc. *	6,177	54,172
		429,407,267

Household & Personal Products 1.3%
Church & Dwight Co., Inc.	34,508	2,558,078
Colgate-Palmolive Co.	140,028	10,339,668
Kimberly-Clark Corp.	68,438	8,517,793
Nu Skin Enterprises, Inc., Class A	30,271	1,156,050
Spectrum Brands Holdings, Inc.	17,543	809,434
The Clorox Co.	24,457	3,571,700
The Estee Lauder Cos., Inc., Class A	17,588	3,526,218
The Procter & Gamble Co.	392,173	52,813,938
		83,292,879

Insurance 3.9%
Aflac, Inc.	219,623	14,299,653
American Financial Group, Inc.	15,922	2,310,441
American International Group, Inc.	430,832	24,557,424
Aon plc, Class A	31,513	8,870,594
Arch Capital Group Ltd. *	56,800	3,266,000
Arthur J. Gallagher & Co.	18,437	3,449,194
Assurant, Inc.	10,600	1,440,116
Assured Guaranty Ltd.	38,300	2,266,977
Brown & Brown, Inc.	22,296	1,310,782
Chubb Ltd.	81,072	17,421,562
Cincinnati Financial Corp.	31,738	3,279,170
CNO Financial Group, Inc.	109,145	2,407,739
Everest Re Group Ltd.	9,548	3,080,758
Fidelity National Financial, Inc.	80,078	3,153,472
First American Financial Corp.	41,365	2,084,796
Genworth Financial, Inc., Class A *	503,914	2,353,278
Globe Life, Inc.	29,561	3,414,887
Kemper Corp.	26,186	1,248,287
Lincoln National Corp.	80,692	4,346,878
Loews Corp.	70,197	4,002,633
Markel Corp. *	2,161	2,606,382
Marsh & McLennan Cos., Inc.	57,679	9,314,582
MetLife, Inc.	260,302	19,056,709
Old Republic International Corp.	110,627	2,567,653
Primerica, Inc.	11,623	1,681,848
Principal Financial Group, Inc.	76,088	6,705,635
Prudential Financial, Inc.	163,559	17,204,771
Reinsurance Group of America, Inc.	26,409	3,886,612
RenaissanceRe Holdings Ltd.	8,692	1,344,479
The Allstate Corp.	132,235	16,694,669
The Hanover Insurance Group, Inc.	12,436	1,821,750
The Hartford Financial Services Group, Inc.	117,591	8,514,764
The Progressive Corp.	112,119	14,396,080
The Travelers Cos., Inc.	124,841	23,028,171
Unum Group	132,283	6,030,782
W.R. Berkley Corp.	39,504	2,938,307
Willis Towers Watson plc	18,714	4,083,582
		250,441,417

Materials 3.1%
Air Products & Chemicals, Inc.	31,678	7,932,171
Albemarle Corp.	10,242	2,866,429
Alcoa Corp.	59,177	2,309,678
AptarGroup, Inc.	13,055	1,294,403
SECURITY	NUMBER OF SHARES	VALUE ($)
Arconic Corp. *	73,347	1,522,684
Avery Dennison Corp.	14,846	2,517,139
Axalta Coating Systems Ltd. *	50,916	1,187,361
Ball Corp.	41,708	2,059,958
Berry Global Group, Inc. *	38,647	1,828,776
Celanese Corp.	34,856	3,350,359
CF Industries Holdings, Inc.	40,838	4,339,446
Commercial Metals Co.	45,898	2,088,359
Corteva, Inc.	94,916	6,201,811
Crown Holdings, Inc.	23,133	1,586,692
Dow, Inc.	196,345	9,177,165
DuPont de Nemours, Inc.	212,003	12,126,572
Eastman Chemical Co.	53,187	4,085,293
Ecolab, Inc.	40,082	6,295,680
FMC Corp.	15,244	1,812,512
Freeport-McMoRan, Inc.	170,527	5,404,001
Graphic Packaging Holding Co.	99,582	2,286,403
Huntsman Corp.	81,566	2,182,706
International Flavors & Fragrances, Inc.	20,304	1,981,873
International Paper Co.	192,303	6,463,304
Linde plc	67,996	20,218,611
Louisiana-Pacific Corp.	22,554	1,277,684
LyondellBasell Industries N.V., Class A	128,778	9,845,078
Martin Marietta Materials, Inc.	8,804	2,957,968
Newmont Corp.	134,295	5,683,364
Nucor Corp.	89,178	11,716,206
O-I Glass, Inc. *	137,099	2,236,085
Olin Corp.	33,080	1,751,586
Packaging Corp. of America	26,955	3,240,261
PPG Industries, Inc.	61,019	6,967,149
Reliance Steel & Aluminum Co.	30,158	6,076,234
RPM International, Inc.	24,046	2,274,030
Sealed Air Corp.	38,476	1,832,227
Sonoco Products Co.	36,667	2,276,287
Steel Dynamics, Inc.	69,902	6,574,283
Sylvamo Corp.	34,645	1,668,850
The Chemours Co.	60,488	1,731,771
The Mosaic Co.	84,666	4,550,798
The Sherwin-Williams Co.	20,179	4,540,880
United States Steel Corp.	123,577	2,516,028
Vulcan Materials Co.	17,445	2,855,747
Warrior Met Coal, Inc.	47,012	1,746,026
WestRock Co.	161,435	5,498,476
		202,936,404

Media & Entertainment 4.2%
Activision Blizzard, Inc.	86,411	6,290,721
Alphabet, Inc., Class A *	476,098	44,996,022
Alphabet, Inc., Class C *	446,947	42,308,003
Charter Communications, Inc., Class A *	43,832	16,113,520
Comcast Corp., Class A	1,421,028	45,103,429
DISH Network Corp., Class A *	127,191	1,896,418
Electronic Arts, Inc.	44,543	5,610,636
Fox Corp., Class A	97,294	2,808,878
Fox Corp., Class B	45,907	1,248,670
Liberty Media Corp. - Liberty SiriusXM, Class A *	45,340	1,924,230
Liberty Media Corp. - Liberty SiriusXM, Class C *	80,762	3,407,349
Meta Platforms, Inc., Class A *	298,977	27,852,697
Netflix, Inc. *	15,999	4,669,788
News Corp., Class A	115,532	1,949,025
News Corp., Class B	34,440	589,957
Nexstar Media Group, Inc., Class A	9,474	1,622,896
Omnicom Group, Inc.	69,567	5,060,999
Paramount Global, Class B	282,919	5,183,076
Take-Two Interactive Software, Inc. *	14,329	1,697,700

27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
TEGNA, Inc.	66,098	1,380,126
The Interpublic Group of Cos., Inc.	94,212	2,806,576
The Walt Disney Co. *	317,835	33,862,141
Warner Bros Discovery, Inc. *	871,783	11,333,179
		269,716,036

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
AbbVie, Inc.	236,011	34,552,010
Agilent Technologies, Inc.	29,511	4,082,847
Amgen, Inc.	151,440	40,941,804
Biogen, Inc. *	54,455	15,434,725
Bristol-Myers Squibb Co.	333,561	25,840,971
Danaher Corp.	36,068	9,077,234
Eli Lilly & Co.	44,375	16,067,744
Gilead Sciences, Inc.	554,238	43,485,513
ICON plc *	7,382	1,460,455
Illumina, Inc. *	10,059	2,301,700
IQVIA Holdings, Inc. *	27,707	5,809,327
Jazz Pharmaceuticals plc *	14,049	2,020,106
Johnson & Johnson	479,943	83,495,684
Merck & Co., Inc.	505,468	51,153,362
Mettler-Toledo International, Inc. *	1,767	2,235,131
PerkinElmer, Inc.	9,625	1,285,708
Perrigo Co., plc	59,762	2,407,213
Pfizer, Inc.	1,288,454	59,977,534
Regeneron Pharmaceuticals, Inc. *	9,835	7,363,956
Thermo Fisher Scientific, Inc.	28,889	14,848,079
United Therapeutics Corp. *	8,710	2,007,916
Vertex Pharmaceuticals, Inc. *	9,912	3,092,544
Viatris, Inc.	504,101	5,106,543
Waters Corp. *	8,408	2,515,421
Zoetis, Inc.	28,301	4,267,225
		440,830,752

Real Estate 1.8%
Alexandria Real Estate Equities, Inc.	11,680	1,697,104
American Tower Corp.	33,813	7,005,715
Anywhere Real Estate, Inc. *	140,800	1,046,144
AvalonBay Communities, Inc.	16,744	2,932,209
Boston Properties, Inc.	32,587	2,369,075
Brixmor Property Group, Inc.	75,128	1,600,978
Camden Property Trust	10,202	1,178,841
CBRE Group, Inc., Class A *	68,890	4,887,057
Crown Castle, Inc.	42,148	5,616,643
Digital Realty Trust, Inc.	29,611	2,968,503
DigitalBridge Group, Inc.	77,287	989,274
Diversified Healthcare Trust	626,582	852,152
Equinix, Inc.	7,661	4,339,497
Equity Residential	52,101	3,283,405
Essex Property Trust, Inc.	7,388	1,641,909
Extra Space Storage, Inc.	9,111	1,616,656
Federal Realty Investment Trust	11,591	1,147,277
Gaming & Leisure Properties, Inc.	30,978	1,552,617
Healthpeak Properties, Inc.	88,596	2,102,383
Host Hotels & Resorts, Inc.	263,699	4,978,637
Invitation Homes, Inc.	47,091	1,492,314
Iron Mountain, Inc.	70,304	3,520,121
Jones Lang LaSalle, Inc. *	18,676	2,971,165
Kimco Realty Corp.	83,124	1,777,191
Lamar Advertising Co., Class A	15,241	1,405,677
Medical Properties Trust, Inc.	68,503	784,359
Mid-America Apartment Communities, Inc.	12,134	1,910,498
Omega Healthcare Investors, Inc.	48,232	1,532,813
Park Hotels & Resorts, Inc.	126,501	1,654,633
Prologis, Inc.	50,711	5,616,243
SECURITY	NUMBER OF SHARES	VALUE ($)
Public Storage	11,161	3,457,120
Realty Income Corp.	38,418	2,392,289
Regency Centers Corp.	24,258	1,467,852
SBA Communications Corp.	4,071	1,098,763
Service Properties Trust	251,730	2,041,530
Simon Property Group, Inc.	61,165	6,665,762
SL Green Realty Corp.	30,887	1,225,596
Sun Communities, Inc.	8,573	1,156,069
The Macerich Co.	107,511	1,196,597
UDR, Inc.	32,233	1,281,584
Ventas, Inc.	112,758	4,412,221
VICI Properties, Inc.	43,565	1,394,951
Vornado Realty Trust	64,933	1,531,769
Welltower, Inc.	81,576	4,979,399
Weyerhaeuser Co.	189,867	5,872,586
WP Carey, Inc.	20,335	1,551,561
		118,196,739

Retailing 4.4%
Advance Auto Parts, Inc.	16,632	3,158,749
Amazon.com, Inc. *	435,485	44,611,083
American Eagle Outfitters, Inc.	85,390	970,030
Asbury Automotive Group, Inc. *	8,441	1,331,568
AutoNation, Inc. *	26,763	2,845,175
AutoZone, Inc. *	1,686	4,270,436
Bath & Body Works, Inc.	63,658	2,124,904
Bed Bath & Beyond, Inc. *(b)	243,759	1,113,979
Best Buy Co., Inc.	136,397	9,330,919
Big Lots, Inc.	59,804	1,128,501
Burlington Stores, Inc. *	8,115	1,160,120
CarMax, Inc. *	45,725	2,881,132
Dick's Sporting Goods, Inc.	21,442	2,439,242
Dollar General Corp.	52,677	13,435,269
Dollar Tree, Inc. *	46,113	7,308,911
eBay, Inc.	223,567	8,906,909
Foot Locker, Inc.	71,415	2,263,856
Genuine Parts Co.	36,021	6,406,695
Group 1 Automotive, Inc.	11,609	2,008,357
Kohl's Corp.	192,866	5,776,337
Lithia Motors, Inc.	8,170	1,618,886
LKQ Corp.	72,631	4,041,189
Lowe’s Cos., Inc.	113,605	22,147,295
Macy's, Inc.	272,470	5,681,000
Murphy USA, Inc.	12,523	3,938,609
Nordstrom, Inc.	99,179	2,017,301
O'Reilly Automotive, Inc. *	10,613	8,884,885
Penske Automotive Group, Inc.	14,728	1,643,939
Pool Corp.	3,048	927,293
Qurate Retail, Inc., Class A	747,216	1,748,485
Ross Stores, Inc.	64,525	6,174,397
Target Corp.	155,648	25,565,184
The Gap, Inc.	199,127	2,244,161
The Home Depot, Inc.	151,726	44,930,620
The ODP Corp. *	58,274	2,305,902
The TJX Cos., Inc.	236,405	17,044,801
Tractor Supply Co.	17,663	3,881,798
Ulta Beauty, Inc. *	6,593	2,764,906
Williams-Sonoma, Inc.	15,728	1,947,598
		282,980,421

Semiconductors & Semiconductor Equipment 3.1%
Advanced Micro Devices, Inc. *	59,506	3,573,930
Analog Devices, Inc.	41,845	5,967,934
Applied Materials, Inc.	128,024	11,303,239
Broadcom, Inc.	42,900	20,168,148
Intel Corp.	2,145,277	60,990,225

28
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
KLA Corp.	12,667	4,008,472
Lam Research Corp.	15,329	6,204,873
Marvell Technology, Inc.	36,347	1,442,249
Microchip Technology, Inc.	48,857	3,016,431
Micron Technology, Inc.	307,298	16,624,822
MKS Instruments, Inc.	9,955	817,803
NVIDIA Corp.	48,115	6,494,081
NXP Semiconductors N.V.	39,136	5,716,987
ON Semiconductor Corp. *	41,999	2,579,999
Qorvo, Inc. *	27,764	2,389,925
QUALCOMM, Inc.	182,232	21,441,417
Skyworks Solutions, Inc.	44,818	3,854,796
Teradyne, Inc.	19,077	1,551,914
Texas Instruments, Inc.	132,987	21,361,702
		199,508,947

Software & Services 5.9%
Accenture plc, Class A	70,835	20,110,056
Adobe, Inc. *	23,334	7,431,879
Akamai Technologies, Inc. *	26,699	2,358,323
Amdocs Ltd.	41,016	3,540,091
ANSYS, Inc. *	5,114	1,131,012
Autodesk, Inc. *	7,253	1,554,318
Automatic Data Processing, Inc.	44,745	10,814,866
Broadridge Financial Solutions, Inc.	16,162	2,425,270
Cadence Design Systems, Inc. *	13,140	1,989,265
Check Point Software Technologies Ltd. *	20,095	2,596,877
Cognizant Technology Solutions Corp., Class A	172,949	10,766,075
DXC Technology Co. *	130,775	3,759,781
Fidelity National Information Services, Inc.	82,031	6,807,753
Fiserv, Inc. *	49,036	5,037,959
FleetCor Technologies, Inc. *	12,927	2,405,973
Genpact Ltd.	38,073	1,846,540
Global Payments, Inc.	29,930	3,419,802
International Business Machines Corp.	357,435	49,429,686
Intuit, Inc.	14,198	6,069,645
Jack Henry & Associates, Inc.	9,276	1,846,481
Kyndryl Holdings, Inc. *	386,809	3,740,443
Mastercard, Inc., Class A	52,960	17,380,413
Maximus, Inc.	23,502	1,449,368
Microsoft Corp.	515,259	119,607,072
NCR Corp. *	54,812	1,165,303
NortonLifeLock, Inc.	125,415	2,825,600
Oracle Corp.	404,181	31,554,411
Palo Alto Networks, Inc. *	6,934	1,189,805
Paychex, Inc.	34,519	4,083,943
PayPal Holdings, Inc. *	101,642	8,495,238
Roper Technologies, Inc.	8,635	3,579,553
Salesforce, Inc. *	33,438	5,436,684
SS&C Technologies Holdings, Inc.	27,024	1,389,574
Synopsys, Inc. *	6,292	1,840,725
The Western Union Co.	184,983	2,499,120
VeriSign, Inc. *	7,233	1,449,927
Visa, Inc., Class A	115,381	23,902,328
VMware, Inc., Class A	26,904	3,027,507
		379,958,666

Technology Hardware & Equipment 6.7%
Amphenol Corp., Class A	63,145	4,788,285
Apple Inc.	1,717,697	263,391,658
Arrow Electronics, Inc. *	51,362	5,200,916
Avnet, Inc.	150,835	6,062,059
CDW Corp.	23,492	4,059,653
Ciena Corp. *	26,638	1,275,960
SECURITY	NUMBER OF SHARES	VALUE ($)
Cisco Systems, Inc.	1,306,580	59,357,929
Corning, Inc.	294,397	9,470,751
Dell Technologies, Inc., Class C	38,688	1,485,619
F5, Inc. *	12,670	1,810,670
Flex Ltd. *	252,457	4,943,108
Hewlett Packard Enterprise Co.	1,068,652	15,249,664
HP, Inc.	368,348	10,173,772
Insight Enterprises, Inc. *	14,927	1,410,751
Jabil, Inc.	67,042	4,307,448
Juniper Networks, Inc.	134,805	4,125,033
Keysight Technologies, Inc. *	10,128	1,763,791
Motorola Solutions, Inc.	17,715	4,423,613
NetApp, Inc.	65,033	4,504,836
Sanmina Corp. *	52,587	2,947,501
Seagate Technology Holdings plc	68,065	3,380,108
TE Connectivity Ltd.	58,619	7,165,000
Teledyne Technologies, Inc. *	4,546	1,809,217
Trimble, Inc. *	23,304	1,401,969
Vishay Intertechnology, Inc.	63,668	1,331,298
Western Digital Corp. *	164,946	5,669,194
Xerox Holdings Corp.	167,776	2,454,563
Zebra Technologies Corp., Class A *	4,566	1,293,183
		435,257,549

Telecommunication Services 3.3%
AT&T, Inc.	5,810,605	105,927,329
Liberty Global plc, Class A *	110,618	1,865,019
Liberty Global plc, Class C *	215,177	3,800,026
Liberty Latin America Ltd., Class A *	29,005	225,659
Liberty Latin America Ltd., Class C *	108,349	844,039
Lumen Technologies, Inc.	1,107,205	8,149,029
Telephone & Data Systems, Inc.	101,652	1,728,084
T-Mobile US, Inc. *	89,471	13,560,225
Verizon Communications, Inc.	1,973,007	73,731,271
		209,830,681

Transportation 1.9%
American Airlines Group, Inc. *	125,040	1,773,067
Avis Budget Group, Inc. *	14,864	3,514,741
C.H. Robinson Worldwide, Inc.	50,337	4,918,932
CSX Corp.	496,757	14,435,758
Delta Air Lines, Inc. *	80,928	2,745,887
Expeditors International of Washington, Inc.	40,039	3,917,816
FedEx Corp.	92,137	14,767,718
GXO Logistics, Inc. *	25,627	936,411
JB Hunt Transport Services, Inc.	17,393	2,975,420
Knight-Swift Transportation Holdings, Inc.	44,007	2,113,656
Landstar System, Inc.	11,277	1,761,693
Norfolk Southern Corp.	54,423	12,412,254
Old Dominion Freight Line, Inc.	9,590	2,633,414
Ryder System, Inc.	43,941	3,537,690
Southwest Airlines Co. *	66,531	2,418,402
Uber Technologies, Inc. *	51,108	1,357,940
Union Pacific Corp.	135,718	26,755,447
United Airlines Holdings, Inc. *	54,877	2,364,101
United Parcel Service, Inc., Class B	89,530	15,020,448
Werner Enterprises, Inc.	30,764	1,205,949
XPO Logistics, Inc. *	32,208	1,666,442
		123,233,186

Utilities 3.6%
Alliant Energy Corp.	48,510	2,530,767
Ameren Corp.	56,333	4,592,266

29
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
American Electric Power Co., Inc.	127,658	11,223,691
American Water Works Co., Inc.	22,416	3,257,941
Atmos Energy Corp.	23,962	2,553,151
Black Hills Corp.	17,838	1,166,070
CenterPoint Energy, Inc.	158,659	4,539,234
CMS Energy Corp.	67,729	3,863,940
Consolidated Edison, Inc.	108,872	9,576,381
Dominion Energy, Inc.	180,052	12,598,238
DTE Energy Co.	48,785	5,469,286
Duke Energy Corp.	213,166	19,862,808
Edison International	112,211	6,737,148
Entergy Corp.	57,854	6,198,478
Evergy, Inc.	92,939	5,681,361
Eversource Energy	74,789	5,704,905
Exelon Corp.	337,083	13,008,033
FirstEnergy Corp.	192,928	7,275,315
NextEra Energy, Inc.	240,722	18,655,955
NiSource, Inc.	102,006	2,620,534
NRG Energy, Inc.	87,604	3,889,618
OGE Energy Corp.	57,318	2,099,558
PG&E Corp. *	168,442	2,514,839
Pinnacle West Capital Corp.	44,423	2,985,670
Portland General Electric Co.	30,976	1,392,061
PPL Corp.	314,275	8,325,145
Public Service Enterprise Group, Inc.	128,717	7,217,162
Sempra Energy	58,186	8,782,595
Southwest Gas Holdings, Inc.	20,484	1,496,766
The AES Corp.	253,723	6,637,394
The Southern Co.	273,802	17,928,555
UGI Corp.	80,134	2,831,134
Vistra Corp.	251,866	5,785,362
WEC Energy Group, Inc.	63,385	5,788,952
Xcel Energy, Inc.	121,923	7,938,407
		232,728,720
Total Common Stocks (Cost $3,916,158,604)		6,445,361,530
SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)	12,910,350	12,910,350
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	1,099,962	1,099,962
		14,010,312
Total Short-Term Investments (Cost $14,010,312)		14,010,312
Total Investments in Securities (Cost $3,930,168,916)		6,459,371,842

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/16/22	82	15,920,300	435,721

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,058,279.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2022:
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.1% OF NET ASSETS

Diversified Financials 0.1%
The Charles Schwab Corp.	$7,138,251	$1,173,243	($1,717,031)	$970,644	($1,017,428)	$6,547,679	82,185	$62,429
30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$6,445,361,530	$—	$—	$6,445,361,530
Short-Term Investments[1]	14,010,312	—	—	14,010,312
Futures Contracts[2]	435,721	—	—	435,721
Total	$6,459,807,563	$—	$—	$6,459,807,563

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $2,326,386)		$6,547,679
Investments in securities, at value - unaffiliated (cost $3,927,842,530) including securities on loan of $1,058,279		6,452,824,163
Cash		2,244,476
Deposit with broker for futures contracts		1,560,000
Receivables:
Fund shares sold		12,482,631
Dividends		7,014,564
Income from securities on loan	+	7,144
Total assets		6,482,680,657
Liabilities
Collateral held for securities on loan		1,099,962
Payables:
Fund shares redeemed		19,815,380
Investment adviser fees		1,216,015
Variation margin on futures contracts	+	170,968
Total liabilities		22,302,325
Net assets		$6,460,378,332
Net Assets by Source
Capital received from investors		$3,981,828,678
Total distributable earnings	+	2,478,549,654
Net assets		$6,460,378,332

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,460,378,332		304,807,614		$21.19

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $21,682)		$148,792,888
Dividends received from securities - affiliated		62,429
Interest received from securities - unaffiliated		11,652
Securities on loan, net	+	47,141
Total investment income		148,914,110
Expenses
Investment adviser fees		16,882,430
Proxy fees[1]	+	293,924
Total expenses	–	17,176,354
Net investment income		131,737,756
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - affiliated		970,644
Net realized losses on sales of securities - unaffiliated		(38,768,965)
Net realized gains on sales of in-kind redemptions - unaffiliated		394,741,998
Net realized losses on futures contracts	+	(11,452,437)
Net realized gains		345,491,240
Net change in unrealized appreciation (depreciation) on securities - affiliated		(1,017,428)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(773,475,449)
Net change in unrealized appreciation (depreciation) on futures contracts	+	29,817
Net change in unrealized appreciation (depreciation)	+	(774,463,060)
Net realized and unrealized losses		(428,971,820)
Decrease in net assets resulting from operations		($297,234,064)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$131,737,756	$114,455,556
Net realized gains		345,491,240	318,274,828
Net change in unrealized appreciation (depreciation)	+	(774,463,060)	1,865,374,095
Increase (decrease) in net assets resulting from operations		($297,234,064)	$2,298,104,479
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($324,469,338)	($308,556,282)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		97,191,423	$2,125,844,925	81,564,828	$1,719,788,331
Shares reinvested		9,796,275	221,297,842	10,503,858	189,909,742
Shares redeemed	+	(96,242,413)	(2,085,588,810)	(77,335,254)	(1,626,034,240)
Net transactions in fund shares		10,745,285	$261,553,957	14,733,432	$283,663,833
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		294,062,329	$6,820,527,777	279,328,897	$4,547,315,747
Total increase (decrease)	+	10,745,285	(360,149,445)	14,733,432	2,273,212,030
End of period		304,807,614	$6,460,378,332	294,062,329	$6,820,527,777
34
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$19.32	$11.97	$13.85	$14.68	$15.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.18	0.17	0.20	0.22
Net realized and unrealized gains (losses)	(2.17)	7.38	(1.53)	0.32	0.17
Total from investment operations	(1.95)	7.56	(1.36)	0.52	0.39
Less distributions:
Distributions from net investment income	(0.24)	(0.21)	(0.20)	(0.22)	(0.21)
Distributions from net realized gains	(1.91)	—	(0.32)	(1.13)	(0.82)
Total distributions	(2.15)	(0.21)	(0.52)	(1.35)	(1.03)
Net asset value at end of period	$15.22	$19.32	$11.97	$13.85	$14.68
Total return	(11.37%)	63.73%	(10.42%)	5.61%	2.40%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25% [2]	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	1.35%	1.02%	1.43%	1.50%	1.42%
Portfolio turnover rate	35% [3]	36% [3]	28%	34%	30%
Net assets, end of period (x 1,000,000)	$1,631	$1,945	$1,394	$1,908	$1,782

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes in-kind transactions.
35
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 1.6%
American Axle & Manufacturing Holdings, Inc. *	389,461	3,773,877
Cooper-Standard Holdings, Inc. *	299,397	2,844,271
Dorman Products, Inc. *	18,099	1,477,240
Fox Factory Holding Corp. *	9,515	835,893
Gentherm, Inc. *	24,449	1,428,311
LCI Industries	24,187	2,566,483
Modine Manufacturing Co. *	125,324	2,245,806
Patrick Industries, Inc.	27,418	1,253,277
Standard Motor Products, Inc.	36,239	1,374,545
Stoneridge, Inc. *	50,729	1,058,714
Tenneco, Inc., Class A *	256,140	5,045,958
Winnebago Industries, Inc.	35,555	2,122,278
		26,026,653

Banks 9.6%
1st Source Corp.	9,852	572,992
Ameris Bancorp	24,501	1,262,047
Associated Banc-Corp.	139,166	3,388,692
Atlantic Union Bankshares Corp.	39,386	1,360,392
Axos Financial, Inc. *	26,400	1,028,544
Bank of Hawaii Corp.	30,239	2,296,652
Bank OZK	71,850	3,088,113
BankUnited, Inc.	85,697	3,080,807
Banner Corp.	26,761	2,000,385
BOK Financial Corp.	18,854	2,077,522
Brookline Bancorp, Inc.	52,512	722,040
Cadence Bank	88,137	2,436,988
Capitol Federal Financial, Inc.	122,245	999,964
Cathay General Bancorp	48,967	2,232,895
Central Pacific Financial Corp.	28,761	590,176
City Holding Co.	8,458	852,989
Columbia Banking System, Inc.	56,790	1,900,761
Commerce Bancshares, Inc.	44,203	3,131,341
Community Bank System, Inc.	22,852	1,426,650
Cullen/Frost Bankers, Inc.	25,390	3,936,720
Customers Bancorp, Inc. *	11,557	389,355
CVB Financial Corp.	60,695	1,743,160
Eagle Bancorp, Inc.	19,703	892,152
Eastern Bankshares, Inc.	24,518	470,010
Enterprise Financial Services Corp.	11,027	589,614
Essent Group Ltd.	55,042	2,178,562
F.N.B. Corp.	269,436	3,893,350
Federal Agricultural Mortgage Corp., Class C	6,431	740,851
First BanCorp	94,887	1,498,266
First Bancorp/Southern Pines NC	12,058	537,425
First Busey Corp.	33,789	892,368
First Citizens BancShares, Inc., Class A	6,378	5,243,481
First Commonwealth Financial Corp.	61,773	885,825
First Financial Bancorp	65,703	1,712,877
First Financial Bankshares, Inc.	26,188	1,007,976
First Hawaiian, Inc.	115,725	2,960,246
SECURITY	NUMBER OF SHARES	VALUE ($)
First Interstate BancSystem, Inc., Class A	51,444	2,346,361
First Merchants Corp.	28,294	1,270,401
Flagstar Bancorp, Inc.	55,412	2,144,444
Fulton Financial Corp.	123,319	2,248,105
Glacier Bancorp, Inc.	37,590	2,153,155
Hancock Whitney Corp.	52,973	2,959,602
Hanmi Financial Corp.	26,303	704,394
Heartland Financial USA, Inc.	20,167	994,636
Heritage Financial Corp.	18,303	616,628
Hilltop Holdings, Inc.	58,735	1,700,378
HomeStreet, Inc.	12,496	324,396
Hope Bancorp, Inc.	111,878	1,518,185
Independent Bank Corp.	13,728	1,194,473
Independent Bank Group, Inc.	13,026	821,810
International Bancshares Corp.	38,024	1,885,990
Kearny Financial Corp.	40,062	406,229
Lakeland Financial Corp.	6,578	543,672
Mr Cooper Group, Inc. *	15,020	593,140
National Bank Holdings Corp., Class A	13,834	606,206
NBT Bancorp, Inc.	29,385	1,392,555
NMI Holdings, Inc., Class A *	30,658	672,330
Northwest Bancshares, Inc.	87,636	1,319,798
OceanFirst Financial Corp.	24,428	551,584
OFG Bancorp	34,482	961,358
Old National Bancorp	214,895	4,203,346
Pacific Premier Bancorp, Inc.	30,926	1,126,016
PacWest Bancorp	114,164	2,838,117
Park National Corp.	8,223	1,212,893
Pathward Financial, Inc.	13,615	572,239
PennyMac Financial Services, Inc.	31,473	1,678,140
Pinnacle Financial Partners, Inc.	24,017	1,993,171
Prosperity Bancshares, Inc.	44,223	3,165,040
Provident Financial Services, Inc.	49,054	1,099,791
Renasant Corp.	34,951	1,410,972
S&T Bancorp, Inc.	30,503	1,153,318
Sandy Spring Bancorp, Inc.	20,398	722,905
Simmons First National Corp., Class A	73,929	1,764,685
Southside Bancshares, Inc.	17,122	586,257
SouthState Corp.	24,244	2,192,385
Texas Capital Bancshares, Inc. *	32,708	1,962,480
The Bank of N.T. Butterfield & Son Ltd.	36,961	1,276,633
Tompkins Financial Corp.	9,140	757,158
Towne Bank	37,935	1,249,579
TriCo Bancshares	10,961	634,752
Trustmark Corp.	54,355	1,987,762
UMB Financial Corp.	20,808	1,731,642
Umpqua Holdings Corp.	137,328	2,730,081
United Bankshares, Inc.	68,682	2,908,683
United Community Banks, Inc.	39,317	1,513,705
Valley National Bancorp	222,654	2,642,903
Walker & Dunlop, Inc.	17,915	1,611,633
Washington Federal, Inc.	77,137	2,985,202
Washington Trust Bancorp, Inc.	9,269	449,547
Webster Financial Corp.	68,248	3,703,137
WesBanco, Inc.	39,398	1,593,255
Westamerica Bancorp	12,716	797,675
Western Alliance Bancorp	26,913	1,807,746

36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Wintrust Financial Corp.	30,894	2,892,296
WSFS Financial Corp.	21,770	1,013,611
		155,920,773

Capital Goods 11.8%
3D Systems Corp. *	47,483	419,275
AAON, Inc.	15,734	1,014,686
AAR Corp. *	48,283	2,139,903
Advanced Drainage Systems, Inc.	10,590	1,227,169
Aerojet Rocketdyne Holdings, Inc. *	38,406	1,860,771
Alamo Group, Inc.	8,745	1,329,940
Albany International Corp., Class A	18,986	1,739,497
Altra Industrial Motion Corp.	42,965	2,583,915
American Woodmark Corp. *	36,250	1,643,938
API Group Corp. *	90,225	1,487,810
Apogee Enterprises, Inc.	42,467	1,948,386
Applied Industrial Technologies, Inc.	31,415	3,907,398
Arcosa, Inc.	57,719	3,705,560
Argan, Inc.	22,814	790,961
Armstrong World Industries, Inc.	29,165	2,203,999
Astec Industries, Inc.	35,025	1,528,841
Astronics Corp. *	60,859	563,554
Atkore, Inc. *	15,074	1,436,552
Axon Enterprise, Inc. *	3,862	561,689
AZZ, Inc.	33,790	1,358,358
Barnes Group, Inc.	69,608	2,462,035
Beacon Roofing Supply, Inc. *	55,216	3,111,422
BWX Technologies, Inc.	68,140	3,882,617
Columbus McKinnon Corp.	24,540	699,881
Comfort Systems USA, Inc.	25,121	3,096,917
Construction Partners, Inc., Class A *	16,811	523,495
Core & Main, Inc., Class A *	25,831	609,095
Crane Holdings Co.	35,559	3,567,990
CSW Industrials, Inc.	5,519	711,509
Douglas Dynamics, Inc.	22,522	764,622
DXP Enterprises, Inc. *	24,602	703,863
Dycom Industries, Inc. *	41,341	4,885,679
Encore Wire Corp.	16,337	2,247,808
Enerpac Tool Group Corp.	34,805	884,395
EnerSys	50,918	3,375,354
EnPro Industries, Inc.	15,646	1,666,299
Esab Corp.	25,735	959,916
ESCO Technologies, Inc.	16,382	1,411,637
Evoqua Water Technologies Corp. *	26,458	1,036,624
Federal Signal Corp.	43,982	2,051,760
Franklin Electric Co., Inc.	26,091	2,137,897
Gates Industrial Corp. plc *	80,675	899,526
Generac Holdings, Inc. *	10,987	1,273,503
Gibraltar Industries, Inc. *	30,963	1,581,590
GMS, Inc. *	43,867	2,070,522
GrafTech International Ltd.	260,659	1,326,754
Granite Construction, Inc.	86,399	2,914,238
Great Lakes Dredge & Dock Corp. *	58,879	445,125
Griffon Corp.	49,936	1,604,943
H&E Equipment Services, Inc.	49,953	1,886,225
HEICO Corp.	9,101	1,480,187
HEICO Corp., Class A	15,583	1,983,716
Herc Holdings, Inc.	18,568	2,183,782
Hillenbrand, Inc.	52,255	2,308,626
Hyster-Yale Materials Handling, Inc.	33,227	968,899
JELD-WEN Holding, Inc. *	167,194	1,773,928
John Bean Technologies Corp.	14,178	1,293,034
Kadant, Inc.	4,630	823,909
Kaman Corp.	46,630	1,496,823
Kennametal, Inc.	100,207	2,676,529
Kratos Defense & Security Solutions, Inc. *	46,837	518,954
SECURITY	NUMBER OF SHARES	VALUE ($)
Lindsay Corp.	5,979	1,012,245
Masonite International Corp. *	29,826	2,133,454
Maxar Technologies, Inc.	59,375	1,326,438
McGrath RentCorp	18,755	1,763,908
Mercury Systems, Inc. *	20,340	984,456
Moog, Inc., Class A	42,090	3,567,127
MRC Global, Inc. *	219,011	2,196,680
Mueller Industries, Inc.	59,700	3,739,608
Mueller Water Products, Inc., Class A	130,797	1,530,325
MYR Group, Inc. *	16,108	1,409,611
National Presto Industries, Inc.	10,047	708,213
NOW, Inc. *	297,821	3,791,261
Parsons Corp. *	25,592	1,199,753
PGT Innovations, Inc. *	42,578	907,337
Primoris Services Corp.	108,523	2,191,079
Proto Labs, Inc. *	20,788	793,894
Quanex Building Products Corp.	51,420	1,139,467
RBC Bearings, Inc. *	7,594	1,925,307
Resideo Technologies, Inc. *	160,578	3,792,852
REV Group, Inc.	47,196	648,473
Rush Enterprises, Inc., Class A	70,286	3,506,569
Simpson Manufacturing Co., Inc.	24,235	2,071,608
SiteOne Landscape Supply, Inc. *	12,408	1,437,715
SPX Technologies, Inc. *	19,534	1,286,119
Standex International Corp.	11,100	1,099,455
Sterling Infrastructure, Inc. *	19,431	524,443
Tennant Co.	15,937	928,330
Terex Corp.	83,124	3,369,847
Textainer Group Holdings Ltd.	20,541	614,587
The AZEK Co., Inc. *	25,453	445,682
The Gorman-Rupp Co.	20,243	549,395
The Greenbrier Cos., Inc.	93,231	3,291,987
The Manitowoc Co., Inc. *	88,935	811,087
The Shyft Group, Inc.	19,873	456,682
Titan Machinery, Inc. *	23,840	819,619
TPI Composites, Inc. *	38,519	383,649
Trex Co., Inc. *	25,534	1,227,930
Trinity Industries, Inc.	104,758	2,988,746
Triton International Ltd.	59,858	3,632,782
Tutor Perini Corp. *	265,553	1,970,403
V2X, Inc. *	24,917	1,021,348
Valmont Industries, Inc.	14,940	4,769,147
Veritiv Corp. *	20,689	2,405,303
Vertiv Holdings Co.	41,584	595,067
Wabash National Corp.	139,347	3,016,863
Watts Water Technologies, Inc., Class A	14,710	2,152,956
WillScot Mobile Mini Holdings Corp. *	24,531	1,043,303
Woodward, Inc.	33,603	3,081,395
Zurn Water Solutions Corp.	49,896	1,172,057
		193,189,392

Commercial & Professional Services 5.2%
ACCO Brands Corp.	244,238	1,123,495
ASGN, Inc. *	36,419	3,087,603
Barrett Business Services, Inc.	6,149	536,316
Brady Corp., Class A	47,427	2,169,785
BrightView Holdings, Inc. *	80,134	714,795
Casella Waste Systems, Inc., Class A *	7,243	592,550
CBIZ, Inc. *	29,191	1,449,041
Cimpress plc *	28,725	668,718
Clarivate plc *	57,528	594,264
Clean Harbors, Inc. *	35,932	4,400,233
CoStar Group, Inc. *	43,549	3,602,373
Deluxe Corp.	121,212	2,227,877
Dun & Bradstreet Holdings, Inc.	42,242	542,810
Exponent, Inc.	11,233	1,070,056
FTI Consulting, Inc. *	23,614	3,675,047

37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Harsco Corp. *	189,420	1,002,032
Healthcare Services Group, Inc.	169,311	2,363,582
Heidrick & Struggles International, Inc.	17,342	488,351
HNI Corp.	73,274	2,124,213
Huron Consulting Group, Inc. *	16,942	1,247,439
IAA, Inc. *	39,977	1,516,328
ICF International, Inc.	16,517	1,975,929
Insperity, Inc.	16,689	1,969,636
Interface, Inc.	95,471	1,079,777
KAR Auction Services, Inc. *	194,289	2,823,019
Kelly Services, Inc., Class A	219,716	3,590,159
Kforce, Inc.	23,975	1,516,898
Kimball International, Inc., Class B	92,342	682,407
Korn Ferry	40,877	2,272,352
Matthews International Corp., Class A	53,121	1,427,892
MillerKnoll, Inc.	91,162	1,930,811
MSA Safety, Inc.	14,839	1,991,987
Pitney Bowes, Inc.	642,594	1,998,467
Resources Connection, Inc.	59,632	1,089,477
Rollins, Inc.	56,009	2,356,859
SP Plus Corp. *	29,917	1,107,827
Steelcase, Inc., Class A	238,973	1,856,820
Stericycle, Inc. *	63,393	2,826,060
Tetra Tech, Inc.	22,673	3,203,241
The Brink's Co.	33,576	2,002,137
The GEO Group, Inc. *	534,325	4,520,389
TriNet Group, Inc. *	19,911	1,293,817
TrueBlue, Inc. *	104,993	2,064,162
UniFirst Corp.	16,484	3,033,221
Viad Corp. *	22,431	836,228
		84,646,480

Consumer Durables & Apparel 3.3%
Acushnet Holdings Corp.	24,773	1,153,679
Beazer Homes USA, Inc. *	69,927	790,874
Cavco Industries, Inc. *	5,623	1,274,565
Century Communities, Inc.	31,019	1,380,656
Columbia Sportswear Co.	35,919	2,675,965
Crocs, Inc. *	18,686	1,322,035
Ethan Allen Interiors, Inc.	54,183	1,386,543
Fossil Group, Inc. *	166,399	707,196
G-III Apparel Group Ltd. *	113,450	2,212,275
Helen of Troy Ltd. *	18,243	1,726,153
Installed Building Products, Inc.	10,067	865,762
iRobot Corp. *(a)	31,358	1,771,727
Kontoor Brands, Inc.	37,595	1,342,142
La-Z-Boy, Inc.	83,109	2,058,610
LGI Homes, Inc. *	17,821	1,640,423
M.D.C. Holdings, Inc.	87,486	2,664,824
M/I Homes, Inc. *	51,085	2,119,517
Malibu Boats, Inc., Class A *	8,560	452,824
Mattel, Inc. *	158,488	3,004,932
Movado Group, Inc.	17,172	567,878
Oxford Industries, Inc.	14,566	1,481,799
Skyline Champion Corp. *	17,364	1,010,758
Smith & Wesson Brands, Inc.	79,739	900,253
Sonos, Inc. *	27,903	449,796
Steven Madden Ltd.	81,381	2,430,850
Sturm, Ruger & Co., Inc.	23,987	1,346,390
Tempur Sealy International, Inc.	117,328	3,154,950
TopBuild Corp. *	15,148	2,577,281
Topgolf Callaway Brands Corp. *	37,911	709,694
Tupperware Brands Corp. *	186,122	1,438,723
Under Armour, Inc., Class A *	142,725	1,063,301
Under Armour, Inc., Class C *	147,405	966,977
Universal Electronics, Inc. *	31,113	635,016
Vera Bradley, Inc. *	72,693	236,252
SECURITY	NUMBER OF SHARES	VALUE ($)
Vista Outdoor, Inc. *	43,540	1,264,402
Wolverine World Wide, Inc.	120,413	2,062,675
YETI Holdings, Inc. *	15,573	499,582
		53,347,279

Consumer Services 5.7%
ADT, Inc.	272,233	2,303,091
Adtalem Global Education, Inc. *	103,092	4,298,936
American Public Education, Inc. *	45,959	588,735
Arcos Dorados Holdings, Inc., Class A	172,326	1,299,338
Bally's Corp. *(a)	21,052	474,512
BJ's Restaurants, Inc. *	42,970	1,411,565
Bloomin' Brands, Inc.	136,113	3,268,073
Boyd Gaming Corp.	41,552	2,400,044
Bright Horizons Family Solutions, Inc. *	24,298	1,587,145
Brinker International, Inc. *	72,115	2,407,920
Caesars Entertainment, Inc. *	28,931	1,265,153
Choice Hotels International, Inc.	7,985	1,036,772
Churchill Downs, Inc.	13,585	2,824,457
Cracker Barrel Old Country Store, Inc.	36,936	4,218,830
Dave & Buster's Entertainment, Inc. *	41,798	1,665,650
Denny's Corp. *	76,748	869,555
Dine Brands Global, Inc.	13,549	976,748
Everi Holdings, Inc. *	32,393	614,819
Frontdoor, Inc. *	33,103	730,252
Graham Holdings Co., Class B	6,115	3,814,965
Grand Canyon Education, Inc. *	32,645	3,285,066
Hilton Grand Vacations, Inc. *	40,882	1,604,210
Hyatt Hotels Corp., Class A *	45,070	4,246,045
International Game Technology plc	130,463	2,615,783
Jack in the Box, Inc.	39,434	3,479,262
Laureate Education, Inc., Class A	172,041	2,174,598
Marriott Vacations Worldwide Corp.	27,207	4,020,106
Papa John's International, Inc.	10,587	768,934
Penn Entertainment, Inc. *	97,974	3,242,939
Perdoceo Education Corp. *	98,936	1,130,839
Planet Fitness, Inc., Class A *	23,469	1,536,750
Red Robin Gourmet Burgers, Inc. *	68,193	560,547
Red Rock Resorts, Inc., Class A	29,422	1,225,426
Regis Corp. *(a)	788,196	922,189
Scientific Games Corp., Class A *	61,758	3,467,094
SeaWorld Entertainment, Inc. *	15,030	874,145
Six Flags Entertainment Corp. *	127,805	2,850,052
Strategic Education, Inc.	25,554	1,763,226
Stride, Inc. *	42,912	1,437,981
Texas Roadhouse, Inc.	41,552	4,111,570
The Cheesecake Factory, Inc.	53,705	1,923,176
The Wendy's Co.	167,347	3,477,471
Wingstop, Inc.	4,223	668,881
WW International, Inc. *	118,468	535,475
Wyndham Hotels & Resorts, Inc.	36,714	2,787,694
		92,766,019

Diversified Financials 3.6%
A-Mark Precious Metals, Inc.	22,111	672,395
Apollo Commercial Real Estate Finance, Inc.	135,319	1,523,692
Arbor Realty Trust, Inc.	63,928	880,289
Ares Management Corp., Class A	14,441	1,095,061
Artisan Partners Asset Management, Inc., Class A	50,136	1,429,377
B. Riley Financial, Inc.	10,499	427,099
BGC Partners, Inc., Class A	372,342	1,474,474
Blackstone Mortgage Trust, Inc., Class A	85,345	2,130,211
Brightsphere Investment Group, Inc.	69,058	1,299,672
BrightSpire Capital, Inc., Class A	71,044	545,618

38
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Broadmark Realty Capital, Inc.	72,826	423,847
Cannae Holdings, Inc. *	58,916	1,364,495
Cohen & Steers, Inc.	11,931	717,769
Compass Diversified Holdings (a)	76,461	1,627,090
Cowen, Inc., Class A	20,606	795,804
Credit Acceptance Corp. *	4,756	2,214,489
Donnelley Financial Solutions, Inc. *	24,778	1,001,775
Encore Capital Group, Inc. *	21,508	1,095,187
Enova International, Inc. *	41,762	1,565,657
FactSet Research Systems, Inc.	8,296	3,529,865
FirstCash Holdings, Inc.	41,643	4,099,753
Focus Financial Partners, Inc., Class A *	13,272	461,733
Green Dot Corp., Class A *	46,903	892,564
Houlihan Lokey, Inc.	20,107	1,795,957
Interactive Brokers Group, Inc., Class A	13,320	1,067,598
Ladder Capital Corp. REIT	139,144	1,484,666
LendingClub Corp. *	29,478	313,646
LendingTree, Inc. *	9,067	228,760
MarketAxess Holdings, Inc.	6,710	1,637,508
MFA Financial, Inc.	143,445	1,428,712
Moelis & Co., Class A	40,910	1,737,039
Morningstar, Inc.	5,304	1,231,483
Nelnet, Inc., Class A	15,729	1,401,297
New York Mortgage Trust, Inc.	365,785	983,962
PennyMac Mortgage Investment Trust	99,042	1,373,713
Piper Sandler Cos.	8,229	1,053,065
PRA Group, Inc. *	32,118	1,075,953
Ready Capital Corp.	30,581	370,642
Redwood Trust, Inc.	123,670	881,767
Regional Management Corp.	10,593	359,738
Stifel Financial Corp.	38,825	2,402,103
The Carlyle Group, Inc.	53,303	1,507,409
TPG RE Finance Trust, Inc.	67,942	575,469
Tradeweb Markets, Inc., Class A	14,434	795,025
Two Harbors Investment Corp.	332,107	1,182,301
Virtu Financial, Inc., Class A	47,965	1,073,457
Virtus Investment Partners, Inc.	4,060	696,249
WisdomTree Investments, Inc.	120,657	655,168
World Acceptance Corp. *	7,419	602,571
		59,183,174

Energy 6.5%
Alto Ingredients, Inc. *	212,923	879,372
Antero Midstream Corp.	75,864	807,952
Arch Resources, Inc.	26,778	4,078,022
Archrock, Inc.	212,337	1,594,651
Berry Corp.	42,905	380,567
Cactus, Inc., Class A	10,346	535,095
ChampionX Corp.	62,929	1,801,028
CNX Resources Corp. *	226,975	3,815,450
CONSOL Energy, Inc.	53,157	3,349,954
Continental Resources, Inc.	33,394	2,470,154
Core Laboratories N.V.	56,635	1,102,117
CVR Energy, Inc.	78,363	3,060,859
DHT Holdings, Inc.	236,754	2,109,478
Diamondback Energy, Inc.	37,768	5,933,730
Dorian LPG Ltd.	31,819	574,969
Dril-Quip, Inc. *	47,885	1,191,379
DTE Midstream LLC *	40,799	2,435,700
EQT Corp.	98,970	4,140,905
Golar LNG Ltd. *	40,187	1,118,002
Green Plains, Inc. *	70,222	2,028,714
Helix Energy Solutions Group, Inc. *	289,463	2,026,241
International Seaways, Inc.	56,009	2,375,342
Kosmos Energy Ltd. *	370,097	2,401,930
Liberty Energy, Inc., Class A *	76,853	1,299,584
Matador Resources Co.	29,427	1,955,424
SECURITY	NUMBER OF SHARES	VALUE ($)
Nabors Industries Ltd. *	28,951	5,038,342
NexTier Oilfield Solutions, Inc. *	197,966	1,995,497
Nordic American Tankers Ltd.	441,186	1,363,265
Oceaneering International, Inc. *	199,542	2,791,593
Oil States International, Inc. *	206,359	1,335,143
Par Pacific Holdings, Inc. *	69,848	1,598,122
Patterson-UTI Energy, Inc.	312,587	5,517,161
PDC Energy, Inc.	39,284	2,833,948
Permian Resources Corp., Class A *	143,286	1,399,904
ProPetro Holding Corp. *	166,970	1,976,925
Range Resources Corp.	55,892	1,591,804
RPC, Inc.	69,545	774,036
Scorpio Tankers, Inc.	69,116	3,313,421
SFL Corp., Ltd.	173,262	1,767,272
SM Energy Co.	81,374	3,660,202
Southwestern Energy Co. *	285,368	1,977,600
Talos Energy, Inc. *	26,774	569,751
Teekay Tankers Ltd., Class A *	67,667	2,130,834
Texas Pacific Land Corp.	634	1,460,654
Transocean Ltd. *	1,136,642	4,182,843
US Silica Holdings, Inc. *	62,252	895,806
Valaris Ltd. *	20,939	1,401,447
Weatherford International plc *	66,454	2,769,803
		105,811,992

Food & Staples Retailing 1.0%
BJ's Wholesale Club Holdings, Inc. *	38,125	2,950,875
Grocery Outlet Holding Corp. *	49,928	1,726,011
Ingles Markets, Inc., Class A	31,690	2,990,585
PriceSmart, Inc.	39,842	2,548,693
The Andersons, Inc.	70,010	2,469,253
The Chefs' Warehouse, Inc. *	23,901	875,494
Weis Markets, Inc.	36,517	3,420,547
		16,981,458

Food, Beverage & Tobacco 2.5%
Adecoagro SA	120,996	1,047,825
B&G Foods, Inc. (a)	107,890	1,767,238
Brown-Forman Corp., Class B	56,132	3,816,976
Calavo Growers, Inc.	39,530	1,367,343
Cal-Maine Foods, Inc.	42,229	2,386,361
Coca-Cola Consolidated, Inc.	2,069	1,007,624
Dole plc	49,953	427,098
Fresh Del Monte Produce, Inc.	133,631	3,485,096
Hostess Brands, Inc. *	66,218	1,753,453
J&J Snack Foods Corp.	12,002	1,771,615
John B. Sanfilippo & Son, Inc.	15,168	1,265,163
Lancaster Colony Corp.	15,162	2,733,405
Mission Produce, Inc. *	34,570	575,245
National Beverage Corp.	11,921	565,294
Nomad Foods Ltd. *	126,253	1,944,296
Pilgrim's Pride Corp. *	84,562	1,949,154
The Boston Beer Co., Inc., Class A *	5,244	1,957,533
The Hain Celestial Group, Inc. *	95,715	1,790,828
TreeHouse Foods, Inc. *	88,272	4,434,785
Universal Corp.	67,074	3,394,615
Vector Group Ltd.	148,945	1,581,796
		41,022,743

Health Care Equipment & Services 3.9%
ABIOMED, Inc. *	6,480	1,633,478
Acadia Healthcare Co., Inc. *	49,220	4,001,586
Addus HomeCare Corp. *	8,255	845,477
Allscripts Healthcare Solutions, Inc. *	114,328	1,680,622
Amedisys, Inc. *	15,185	1,481,904

39
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
AMN Healthcare Services, Inc. *	23,677	2,971,463
Avanos Medical, Inc. *	28,582	633,091
Brookdale Senior Living, Inc. *	348,555	1,558,041
Chemed Corp.	7,846	3,663,062
Community Health Systems, Inc. *	389,974	1,119,225
CONMED Corp.	10,323	823,053
Cross Country Healthcare, Inc. *	22,057	818,094
DexCom, Inc. *	9,643	1,164,681
Enovis Corp. *	26,477	1,309,288
Globus Medical, Inc., Class A *	22,273	1,492,291
Haemonetics Corp. *	29,968	2,545,782
HealthEquity, Inc. *	9,201	716,850
ICU Medical, Inc. *	8,741	1,297,252
Integer Holdings Corp. *	24,215	1,509,321
Integra LifeSciences Holdings Corp. *	24,467	1,229,467
Invacare Corp. *(a)	399,071	296,230
LHC Group, Inc. *	14,596	2,438,992
LivaNova plc *	12,882	606,742
Masimo Corp. *	13,238	1,742,121
Merit Medical Systems, Inc. *	17,883	1,229,814
ModivCare, Inc. *	11,299	1,098,715
Multiplan Corp. *	283,563	813,826
Neogen Corp. *	33,861	446,965
NextGen Healthcare, Inc. *	40,344	808,494
NuVasive, Inc. *	31,694	1,398,656
Omnicell, Inc. *	9,178	709,643
OPKO Health, Inc. *	189,458	359,970
Option Care Health, Inc. *	34,095	1,031,715
Orthofix Medical, Inc. *	23,210	372,753
Owens & Minor, Inc.	90,304	1,535,168
Pediatrix Medical Group, Inc. *	150,048	2,910,931
Premier, Inc., Class A	98,021	3,418,972
QuidelOrtho Corp. *	19,584	1,759,035
RadNet, Inc. *	19,433	371,559
Select Medical Holdings Corp.	112,392	2,886,227
Teladoc Health, Inc. *	12,800	379,392
The Ensign Group, Inc.	18,850	1,692,353
U.S. Physical Therapy, Inc.	6,947	616,894
Varex Imaging Corp. *	35,058	775,132
Veeva Systems, Inc., Class A *	8,902	1,495,002
		63,689,329

Household & Personal Products 0.9%
Central Garden & Pet Co., Class A *	42,534	1,664,781
Coty, Inc., Class A *	302,528	2,029,963
Edgewell Personal Care Co.	73,395	2,876,350
Energizer Holdings, Inc.	59,641	1,723,028
Herbalife Nutrition Ltd. *	95,964	2,040,195
Inter Parfums, Inc.	7,772	628,599
Medifast, Inc.	5,898	690,007
Reynolds Consumer Products, Inc.	20,679	631,537
USANA Health Sciences, Inc. *	19,494	1,023,630
WD-40 Co.	5,231	837,797
		14,145,887

Insurance 2.3%
Ambac Financial Group, Inc. *	79,145	1,111,987
American Equity Investment Life Holding Co.	102,900	4,432,932
AMERISAFE, Inc.	23,669	1,382,506
Argo Group International Holdings Ltd.	38,135	948,417
Axis Capital Holdings Ltd.	63,931	3,495,108
Brighthouse Financial, Inc. *	13,657	779,405
CNA Financial Corp.	36,043	1,502,993
Employers Holdings, Inc.	37,336	1,628,223
Enstar Group Ltd. *	8,577	1,719,860
SECURITY	NUMBER OF SHARES	VALUE ($)
Horace Mann Educators Corp.	32,367	1,277,202
James River Group Holdings Ltd.	47,538	1,201,285
MBIA, Inc. *	78,485	844,499
Mercury General Corp.	42,323	1,227,367
ProAssurance Corp.	108,813	2,416,737
RLI Corp.	13,743	1,787,552
Safety Insurance Group, Inc.	16,445	1,429,893
Selective Insurance Group, Inc.	35,886	3,519,699
SiriusPoint Ltd. *	99,514	638,880
Stewart Information Services Corp.	38,692	1,507,440
United Fire Group, Inc.	33,899	918,663
Universal Insurance Holdings, Inc.	87,077	874,253
White Mountains Insurance Group Ltd.	2,619	3,708,897
		38,353,798

Materials 6.1%
AdvanSix, Inc.	32,265	1,173,801
Alpha Metallurgical Resources, Inc.	8,430	1,423,405
American Vanguard Corp.	22,787	530,253
Ashland, Inc.	37,565	3,941,320
ATI, Inc. *	92,417	2,750,330
Avient Corp.	68,833	2,374,050
Balchem Corp.	10,113	1,413,797
Cabot Corp.	50,691	3,724,775
Carpenter Technology Corp.	89,580	3,350,292
Century Aluminum Co. *	59,357	427,964
Clearwater Paper Corp. *	42,301	1,881,548
Cleveland-Cliffs, Inc. *	109,113	1,417,378
Coeur Mining, Inc. *	212,562	803,484
Compass Minerals International, Inc.	49,832	1,970,357
Constellium SE *	113,530	1,251,101
Eagle Materials, Inc.	24,645	3,014,330
Ecovyst, Inc. *	53,030	527,648
Element Solutions, Inc.	127,031	2,184,933
Glatfelter Corp.	122,028	345,339
Greif, Inc., Class A	34,381	2,276,366
H.B. Fuller Co.	41,386	2,885,018
Hawkins, Inc.	18,762	844,853
Hecla Mining Co.	289,695	1,323,906
Ingevity Corp. *	25,681	1,727,561
Innospec, Inc.	22,566	2,256,374
Kaiser Aluminum Corp.	25,176	2,033,969
Koppers Holdings, Inc.	38,829	969,172
Livent Corp. *	27,684	873,984
Materion Corp.	19,442	1,666,374
Mativ Holdings, Inc.	114,750	2,724,165
Mercer International, Inc.	59,065	792,652
Minerals Technologies, Inc.	36,427	2,003,849
Myers Industries, Inc.	38,909	789,464
NewMarket Corp.	8,091	2,462,415
Olympic Steel, Inc.	27,846	757,690
Orion Engineered Carbons S.A.	89,809	1,433,352
Pactiv Evergreen, Inc.	94,430	1,030,231
Quaker Chemical Corp.	5,365	872,564
Rayonier Advanced Materials, Inc. *	233,913	1,064,304
Resolute Forest Products, Inc. *	95,923	1,996,158
Royal Gold, Inc.	18,396	1,746,884
Schnitzer Steel Industries, Inc., Class A	56,351	1,520,913
Sensient Technologies Corp.	31,331	2,238,913
Silgan Holdings, Inc.	81,456	3,857,756
Southern Copper Corp.	46,407	2,179,737
Stepan Co.	24,754	2,585,308
Summit Materials, Inc., Class A *	88,588	2,334,294
SunCoke Energy, Inc.	209,226	1,518,981
The Scotts Miracle-Gro Co.	36,525	1,676,863
TimkenSteel Corp. *	46,633	813,280
TriMas Corp.	36,735	839,395

40
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Trinseo plc	84,843	1,596,745
Tronox Holdings plc, Class A	104,517	1,254,204
Valvoline, Inc.	71,456	2,097,948
Westlake Corp.	30,687	2,965,899
Worthington Industries, Inc.	55,046	2,617,988
		99,135,634

Media & Entertainment 2.9%
AMC Entertainment Holdings, Inc., Class A *(a)	82,386	548,691
AMC Networks, Inc., Class A *	107,567	2,421,333
Audacy, Inc., Class A *	457,674	158,172
Bumble, Inc., Class A *	24,870	631,698
Cable One, Inc.	1,829	1,571,897
Cars.com, Inc. *	74,178	1,029,591
Cinemark Holdings, Inc. *	218,435	2,317,595
Clear Channel Outdoor Holdings, Inc. *	1,271,527	1,818,284
Gannett Co., Inc. *	381,005	552,457
Gray Television, Inc.	116,034	1,641,881
IAC, Inc. *	18,230	887,436
iHeartMedia, Inc., Class A *	263,664	2,183,138
John Wiley & Sons, Inc., Class A	44,192	1,864,460
Liberty Media Corp. - Liberty Formula One, Class A *	3,873	201,473
Liberty Media Corp. - Liberty Formula One, Class C *	32,270	1,862,947
Lions Gate Entertainment Corp., Class A *	70,056	564,651
Lions Gate Entertainment Corp., Class B *	138,637	1,052,255
Live Nation Entertainment, Inc. *	13,842	1,101,962
Madison Square Garden Entertainment Corp. *	19,408	951,574
Madison Square Garden Sports Corp.	4,892	766,136
Match Group, Inc. *	35,560	1,536,192
Pinterest, Inc., Class A *	35,889	882,869
Roku, Inc. *	6,134	340,682
Scholastic Corp.	39,528	1,507,598
Shutterstock, Inc.	7,094	354,913
Sinclair Broadcast Group, Inc., Class A	76,081	1,355,003
Sirius XM Holdings, Inc. (a)	537,650	3,247,406
Spotify Technology S.A. *	22,002	1,772,921
The E.W. Scripps Co., Class A *	55,632	789,418
The Marcus Corp.	42,694	642,118
The New York Times Co., Class A	72,813	2,108,665
The Trade Desk, Inc., Class A *	8,366	445,406
TripAdvisor, Inc. *	91,259	2,155,538
WideOpenWest, Inc. *	33,746	462,658
World Wrestling Entertainment, Inc., Class A	13,572	1,070,695
Yelp, Inc. *	68,005	2,612,072
Ziff Davis, Inc. *	29,368	2,272,790
		47,684,575

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Alkermes plc *	37,346	847,754
Avantor, Inc. *	87,332	1,761,486
Azenta, Inc.	15,359	681,940
BioMarin Pharmaceutical, Inc. *	19,134	1,657,578
Bio-Rad Laboratories, Inc., Class A *	4,984	1,752,923
Bio-Techne Corp.	4,827	1,430,047
Bruker Corp.	33,402	2,065,580
Catalent, Inc. *	29,955	1,968,942
Charles River Laboratories International, Inc. *	12,744	2,704,914
SECURITY	NUMBER OF SHARES	VALUE ($)
Corcept Therapeutics, Inc. *	18,885	540,111
Eagle Pharmaceuticals, Inc. *	11,265	354,510
Elanco Animal Health, Inc. *	151,980	2,004,616
Emergent BioSolutions, Inc. *	41,966	875,411
Exact Sciences Corp. *	9,741	338,792
Exelixis, Inc. *	97,522	1,616,915
Horizon Therapeutics plc *	26,734	1,666,063
Incyte Corp. *	31,728	2,358,660
Ionis Pharmaceuticals, Inc. *	11,950	528,190
Ligand Pharmaceuticals, Inc. *	7,017	615,040
Medpace Holdings, Inc. *	6,152	1,365,621
Myriad Genetics, Inc. *	55,699	1,155,197
Prestige Consumer Healthcare, Inc. *	30,309	1,651,234
Royalty Pharma plc, Class A	56,870	2,406,738
Seagen, Inc. *	5,334	678,271
Supernus Pharmaceuticals, Inc. *	19,073	653,632
Syneos Health, Inc. *	50,087	2,523,383
West Pharmaceutical Services, Inc.	11,294	2,598,749
		38,802,297

Real Estate 8.1%
Acadia Realty Trust	60,305	842,461
Agree Realty Corp.	8,925	613,148
Alexander & Baldwin, Inc.	93,134	1,814,250
American Assets Trust, Inc.	32,859	902,965
American Homes 4 Rent, Class A	72,007	2,299,904
Americold Realty Trust, Inc.	99,316	2,408,413
Apartment Income REIT Corp.	81,449	3,130,085
Apartment Investment & Management Co., Class A	68,400	543,096
Apple Hospitality REIT, Inc.	257,339	4,405,644
Ashford Hospitality Trust, Inc. *	72,504	588,732
Brandywine Realty Trust	237,099	1,555,369
Broadstone Net Lease, Inc.	26,387	452,273
CareTrust REIT, Inc.	39,453	736,982
Centerspace	8,928	618,710
Chatham Lodging Trust *	68,572	889,379
Corporate Office Properties Trust	90,629	2,415,263
Cousins Properties, Inc.	70,737	1,680,711
CubeSmart	62,085	2,599,499
Cushman & Wakefield plc *	94,446	1,090,851
DiamondRock Hospitality Co.	234,286	2,188,231
Douglas Emmett, Inc.	116,869	2,055,726
Easterly Government Properties, Inc.	42,710	742,727
EastGroup Properties, Inc.	8,555	1,340,483
Elme Communities	69,599	1,328,645
Empire State Realty Trust, Inc., Class A	213,104	1,570,576
EPR Properties	57,295	2,211,587
Equity Commonwealth	51,786	1,354,722
Equity LifeStyle Properties, Inc.	49,060	3,137,878
Essential Properties Realty Trust, Inc.	19,591	421,598
First Industrial Realty Trust, Inc.	35,708	1,700,772
Four Corners Property Trust, Inc.	21,155	541,991
Getty Realty Corp.	16,278	512,594
Global Net Lease, Inc.	94,608	1,158,948
Healthcare Realty Trust, Inc.	188,575	3,833,730
Hersha Hospitality Trust	82,204	752,167
Highwoods Properties, Inc.	88,863	2,508,603
HomeBanc Corp. *(b)	6,875	0
Hudson Pacific Properties, Inc.	131,772	1,454,763
Industrial Logistics Properties Trust	66,433	310,906
iStar, Inc.	72,538	760,198
JBG SMITH Properties	84,259	1,658,217
Kennedy-Wilson Holdings, Inc.	92,360	1,534,100
Kilroy Realty Corp.	59,203	2,530,336
Kite Realty Group Trust	110,698	2,174,109
Life Storage, Inc.	22,091	2,443,486

41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
LTC Properties, Inc.	23,468	907,508
LXP Industrial Trust	153,524	1,486,112
Marcus & Millichap, Inc.	18,532	682,719
National Health Investors, Inc.	24,892	1,411,376
National Retail Properties, Inc.	70,710	2,971,941
National Storage Affiliates Trust	11,626	495,965
Newmark Group, Inc., Class A	91,165	746,641
Office Properties Income Trust	90,841	1,389,867
Outfront Media, Inc.	158,810	2,866,521
Paramount Group, Inc.	308,466	1,995,775
Pebblebrook Hotel Trust	113,716	1,824,005
Physicians Realty Trust	107,134	1,613,438
Piedmont Office Realty Trust, Inc., Class A	185,890	1,942,551
PotlatchDeltic Corp.	42,277	1,880,904
Rayonier, Inc.	73,943	2,491,879
Retail Opportunity Investments Corp.	72,126	1,044,384
Rexford Industrial Realty, Inc.	16,147	892,606
RLJ Lodging Trust	305,800	3,721,586
RPT Realty	88,116	819,479
Ryman Hospitality Properties, Inc.	28,388	2,524,261
Sabra Health Care REIT, Inc.	184,978	2,526,799
SITE Centers Corp.	169,192	2,094,597
Spirit Realty Capital, Inc.	54,446	2,114,138
STAG Industrial, Inc.	49,920	1,576,973
STORE Capital Corp.	86,738	2,758,268
Summit Hotel Properties, Inc.	142,281	1,229,308
Sunstone Hotel Investors, Inc.	273,494	3,049,458
Tanger Factory Outlet Centers, Inc.	120,123	2,163,415
Terreno Realty Corp.	11,991	685,166
The Howard Hughes Corp. *	15,038	922,581
The Necessity Retail REIT, Inc.	101,032	691,059
Uniti Group, Inc.	304,664	2,364,193
Urban Edge Properties	94,367	1,332,462
Veris Residential, Inc. *	94,970	1,503,375
Xenia Hotels & Resorts, Inc.	154,006	2,630,423
Zillow Group, Inc., Class A *	7,175	221,923
Zillow Group, Inc., Class C *	20,134	621,335
		132,009,819

Retailing 4.2%
1-800-Flowers.com, Inc., Class A *	44,355	323,348
Abercrombie & Fitch Co., Class A *	104,226	1,832,293
Academy Sports & Outdoors, Inc.	64,640	2,846,099
America's Car-Mart, Inc. *	7,579	518,100
Arko Corp.	63,550	651,387
Barnes & Noble Education, Inc. *	238,006	664,037
Big 5 Sporting Goods Corp. (a)	47,249	609,040
Boot Barn Holdings, Inc. *	9,737	553,062
Caleres, Inc.	59,530	1,626,955
Camping World Holdings, Inc., Class A (a)	15,844	440,938
Chico's FAS, Inc. *	371,886	2,186,690
Citi Trends, Inc. *	21,262	480,734
Conn's, Inc. *	57,850	474,948
Designer Brands, Inc., Class A	145,756	2,219,864
Dillard's, Inc., Class A	8,778	2,886,119
Etsy, Inc. *	15,892	1,492,418
Express, Inc. *	300,276	366,337
Five Below, Inc. *	12,576	1,840,498
Floor & Decor Holdings, Inc., Class A *	18,302	1,342,818
GameStop Corp., Class A *(a)	114,636	3,245,345
Genesco, Inc. *	31,260	1,470,470
Groupon, Inc. *(a)	79,609	586,718
Guess?, Inc. (a)	77,468	1,315,407
Haverty Furniture Cos., Inc.	41,951	1,115,058
Hibbett, Inc.	25,928	1,618,426
SECURITY	NUMBER OF SHARES	VALUE ($)
MarineMax, Inc. *	30,368	981,190
MercadoLibre, Inc. *	1,435	1,293,825
Monro, Inc.	32,895	1,570,736
National Vision Holdings, Inc. *	43,411	1,607,943
Ollie's Bargain Outlet Holdings, Inc. *	40,131	2,247,336
Overstock.com, Inc. *	32,139	747,232
Party City Holdco, Inc. *	447,434	756,163
PetMed Express, Inc.	29,182	622,160
Rent-A-Center, Inc.	64,697	1,348,932
RH *	4,341	1,102,310
Sally Beauty Holdings, Inc. *	211,670	2,690,326
Shoe Carnival, Inc.	28,638	686,739
Signet Jewelers Ltd.	54,258	3,539,792
Sleep Number Corp. *	37,856	1,050,125
Sonic Automotive, Inc., Class A	58,447	2,732,397
Sportsman's Warehouse Holdings, Inc. *	54,884	492,858
Stitch Fix, Inc., Class A *	99,704	398,816
The Aaron's Co., Inc.	71,010	739,924
The Buckle, Inc.	37,132	1,460,402
The Children's Place, Inc. *	21,060	852,509
TravelCenters of America, Inc. *	42,465	2,699,925
Urban Outfitters, Inc. *	148,572	3,544,928
Victoria's Secret & Co. *	61,625	2,317,100
Wayfair, Inc., Class A *	7,464	283,035
Zumiez, Inc. *	30,125	675,704
		69,149,516

Semiconductors & Semiconductor Equipment 2.0%
Ambarella, Inc. *	6,152	336,699
Amkor Technology, Inc.	129,511	2,692,534
Axcelis Technologies, Inc. *	8,056	467,248
Cirrus Logic, Inc. *	47,075	3,159,674
Diodes, Inc. *	26,467	1,896,890
Entegris, Inc.	32,189	2,553,875
First Solar, Inc. *	47,402	6,900,309
FormFactor, Inc. *	25,825	521,923
Ichor Holdings Ltd. *	17,651	449,041
Kulicke & Soffa Industries, Inc.	34,218	1,435,103
Lattice Semiconductor Corp. *	7,747	375,807
Monolithic Power Systems, Inc.	3,362	1,141,231
Onto Innovation, Inc. *	7,869	525,964
Photronics, Inc. *	71,540	1,160,379
Power Integrations, Inc.	15,630	1,042,677
Semtech Corp. *	21,103	584,342
Silicon Laboratories, Inc. *	9,467	1,087,948
SMART Global Holdings, Inc. *	24,507	331,580
SolarEdge Technologies, Inc. *	4,718	1,085,282
Synaptics, Inc. *	14,304	1,267,334
Ultra Clean Holdings, Inc. *	27,966	870,022
Universal Display Corp.	7,471	711,389
Wolfspeed, Inc. *	18,731	1,475,066
		32,072,317

Software & Services 5.0%
ACI Worldwide, Inc. *	66,463	1,617,045
Adeia, Inc.	76,437	854,566
Alarm.com Holdings, Inc. *	7,227	425,237
Aspen Technology, Inc. *	9,985	2,410,878
Avaya Holdings Corp. *(a)	282,461	446,288
Bentley Systems, Inc., Class B	24,692	871,134
Black Knight, Inc. *	43,707	2,642,962
Blackbaud, Inc. *	15,405	842,654
Block, Inc. *	20,618	1,238,523
Cerence, Inc. *	32,111	552,309
Ceridian HCM Holding, Inc. *	8,141	538,853
CommVault Systems, Inc. *	20,157	1,227,360

42
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Concentrix Corp.	19,396	2,370,773
Conduent, Inc. *	463,318	1,908,870
Consensus Cloud Solutions, Inc. *	14,397	808,248
CSG Systems International, Inc.	25,985	1,680,450
Dolby Laboratories, Inc., Class A	32,802	2,192,486
Dropbox, Inc., Class A *	83,930	1,825,477
Ebix, Inc.	35,633	705,177
Envestnet, Inc. *	14,496	714,798
EPAM Systems, Inc. *	7,505	2,626,750
Euronet Worldwide, Inc. *	30,688	2,578,099
EVERTEC, Inc.	27,466	983,557
ExlService Holdings, Inc. *	11,367	2,067,089
Fair Isaac Corp. *	6,349	3,040,155
Fortinet, Inc. *	62,512	3,573,186
Gartner, Inc. *	13,111	3,958,473
Globant S.A. *	3,977	750,380
GoDaddy, Inc., Class A *	34,898	2,805,799
Guidewire Software, Inc. *	9,801	582,277
InterDigital, Inc.	33,737	1,682,464
LiveRamp Holdings, Inc. *	71,487	1,312,501
Manhattan Associates, Inc. *	14,871	1,809,355
MicroStrategy, Inc., Class A *(a)	2,291	612,865
Pagseguro Digital Ltd., Class A *	79,724	1,090,624
Paycom Software, Inc. *	3,982	1,377,772
Paysafe Ltd. *	592,706	865,351
Pegasystems, Inc.	13,265	493,591
Perficient, Inc. *	9,049	606,012
Progress Software Corp.	27,805	1,418,889
PTC, Inc. *	12,912	1,521,421
Qualys, Inc. *	4,479	638,526
RingCentral, Inc., Class A *	26,379	936,982
Sabre Corp. *	543,053	3,155,138
ServiceNow, Inc. *	3,766	1,584,507
Splunk, Inc. *	15,227	1,265,516
StoneCo Ltd., Class A *	74,356	780,738
Teradata Corp. *	88,435	2,793,662
TTEC Holdings, Inc.	8,820	392,225
Twilio, Inc., Class A *	8,660	644,044
Tyler Technologies, Inc. *	4,992	1,614,063
Unisys Corp. *	85,626	727,821
Verint Systems, Inc. *	17,160	607,979
Verra Mobility Corp. *	29,227	498,905
WEX, Inc. *	15,347	2,519,057
Workday, Inc., Class A *	6,706	1,044,929
Xperi, Inc. *	30,684	428,655
Zoom Video Communications, Inc., Class A *	8,190	683,374
		81,946,819

Technology Hardware & Equipment 4.7%
ADTRAN Holdings, Inc.	61,371	1,378,393
Advanced Energy Industries, Inc.	17,672	1,389,903
Arista Networks, Inc. *	31,163	3,766,360
Badger Meter, Inc.	10,456	1,176,091
Belden, Inc.	43,069	2,998,894
Benchmark Electronics, Inc.	131,136	3,722,951
Cognex Corp.	47,420	2,192,227
Coherent Corp. *	46,662	1,568,310
CommScope Holding Co., Inc. *	393,768	5,213,488
Comtech Telecommunications Corp.	55,364	611,772
CTS Corp.	22,318	882,007
ePlus, Inc. *	34,814	1,696,138
Fabrinet *	21,346	2,441,982
IPG Photonics Corp. *	23,479	2,011,211
Itron, Inc. *	32,602	1,593,912
Kimball Electronics, Inc. *	45,516	940,816
Knowles Corp. *	75,369	1,036,324
SECURITY	NUMBER OF SHARES	VALUE ($)
Littelfuse, Inc.	10,750	2,367,688
Lumentum Holdings, Inc. *	19,961	1,486,096
Methode Electronics, Inc.	38,418	1,583,974
National Instruments Corp.	86,995	3,321,469
NETGEAR, Inc. *	57,682	1,133,451
NetScout Systems, Inc. *	83,917	3,014,299
Novanta, Inc. *	5,995	847,693
OSI Systems, Inc. *	17,501	1,438,232
PC Connection, Inc.	30,133	1,601,268
Plexus Corp. *	38,406	3,779,150
Pure Storage, Inc., Class A *	17,855	551,005
Rogers Corp. *	6,178	1,453,869
ScanSource, Inc. *	90,418	2,801,150
Stratasys Ltd. *	39,788	575,732
Super Micro Computer, Inc. *	57,146	3,976,790
TD SYNNEX Corp.	35,191	3,220,328
TTM Technologies, Inc. *	214,822	3,288,925
ViaSat, Inc. *	59,008	2,416,968
Viavi Solutions, Inc. *	86,151	1,300,880
Vontier Corp.	121,477	2,320,211
		77,099,957

Telecommunication Services 0.5%
ATN International, Inc.	19,114	824,196
Cogent Communications Holdings, Inc.	20,366	1,069,419
Consolidated Communications Holdings, Inc. *	265,939	1,374,904
EchoStar Corp., Class A *	72,696	1,371,773
Frontier Communications Parent, Inc. *	38,257	895,979
Iridium Communications, Inc. *	31,557	1,626,132
Shenandoah Telecommunications Co.	42,836	970,664
		8,133,067

Transportation 2.5%
Air Transport Services Group, Inc. *	54,235	1,583,662
Alaska Air Group, Inc. *	47,567	2,114,829
Allegiant Travel Co. *	4,816	361,441
AMERCO	6,027	3,466,670
ArcBest Corp.	36,002	2,859,639
Atlas Air Worldwide Holdings, Inc. *	36,826	3,724,582
Atlas Corp. (a)	67,984	1,005,483
Costamare, Inc.	52,617	496,704
Covenant Logistics Group, Inc.	21,565	816,020
Danaos Corp. (a)	5,620	318,654
Daseke, Inc. *	217,700	1,297,492
Forward Air Corp.	21,651	2,292,191
Golden Ocean Group Ltd. (a)	41,864	348,727
Hawaiian Holdings, Inc. *	41,504	598,903
Heartland Express, Inc.	68,055	1,012,658
Hub Group, Inc., Class A *	48,924	3,796,502
JetBlue Airways Corp. *	204,558	1,644,646
Kirby Corp. *	57,006	3,976,169
Lyft, Inc., Class A *	42,501	622,215
Marten Transport Ltd.	70,402	1,321,446
Matson, Inc.	5,190	381,880
Saia, Inc. *	10,310	2,050,247
Schneider National, Inc., Class B	91,830	2,042,299
SkyWest, Inc. *	40,210	710,913
Spirit Airlines, Inc.	37,895	833,690
Yellow Corp. *	142,159	629,764
		40,307,426

Utilities 3.6%
ALLETE, Inc.	55,820	3,140,991
American States Water Co.	14,510	1,312,575

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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Atlantica Sustainable Infrastructure plc	54,367	1,506,510
Avangrid, Inc.	51,281	2,086,111
Avista Corp.	78,909	3,237,636
California Water Service Group	24,208	1,502,349
Chesapeake Utilities Corp.	7,882	980,363
Clearway Energy, Inc., Class A	16,162	522,518
Clearway Energy, Inc., Class C	38,095	1,323,420
Essential Utilities, Inc.	74,341	3,287,359
Hawaiian Electric Industries, Inc.	99,663	3,791,181
IDACORP, Inc.	34,072	3,567,338
MGE Energy, Inc.	18,980	1,292,348
National Fuel Gas Co.	57,086	3,852,734
New Jersey Resources Corp.	75,894	3,387,908
Northwest Natural Holding Co.	30,678	1,475,305
NorthWestern Corp.	57,249	3,024,465
ONE Gas, Inc.	45,493	3,524,798
Ormat Technologies, Inc.	20,765	1,878,194
Otter Tail Corp.	25,627	1,727,772
PNM Resources, Inc.	71,080	3,303,088
SJW Group	14,230	1,005,776
South Jersey Industries, Inc.	80,730	2,798,909
Spire, Inc.	51,394	3,587,815
Unitil Corp.	16,655	877,885
		57,995,348
Total Common Stocks (Cost $1,290,324,185)		1,629,421,752

SHORT-TERM INVESTMENTS 1.4% OF NET ASSETS

Money Market Funds 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)	8,951,488	8,951,488
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	14,043,476	14,043,476
		22,994,964
Total Short-Term Investments (Cost $22,994,964)		22,994,964
Total Investments in Securities (Cost $1,313,319,149)		1,652,416,716
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/16/22	20	1,853,000	70,241

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,510,408.
(b)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

44
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,497,411,933	$—	$—	$1,497,411,933
Real Estate	132,009,819	—	0*	132,009,819
Short-Term Investments[1]	22,994,964	—	—	22,994,964
Futures Contracts[2]	70,241	—	—	70,241
Total	$1,652,486,957	$—	$0*	$1,652,486,957

*	Level 3 amount shown includes securities determined to have no value at October 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
45
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $1,313,319,149) including securities on loan of $13,510,408		$1,652,416,716
Foreign currency, at value (cost $34)		23
Deposit with broker for futures contracts		577,500
Receivables:
Fund shares sold		1,918,757
Dividends		593,110
Income from securities on loan		75,852
Variation margin on future contracts	+	6,441
Total assets		1,655,588,399
Liabilities
Collateral held for securities on loan		14,043,476
Payables:
Investments bought		5,523,128
Fund shares redeemed		4,520,876
Investment adviser fees	+	304,866
Total liabilities		24,392,346
Net assets		$1,631,196,053
Net Assets by Source
Capital received from investors		$1,271,011,958
Total distributable earnings	+	360,184,095
Net assets		$1,631,196,053

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,631,196,053		107,153,100		$15.22

46
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $9,568)		$27,256,470
Interest received from securities - unaffiliated		4,296
Securities on loan, net	+	612,429
Total investment income		27,873,195
Expenses
Investment adviser fees		4,347,447
Proxy fees[1]	+	80,160
Total expenses	–	4,427,607
Net investment income		23,445,588
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		78,234,626
Net realized gains on sales of in-kind redemptions - unaffiliated		131,614,958
Net realized losses on futures contracts	+	(2,215,825)
Net realized gains		207,633,759
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(445,702,431)
Net change in unrealized appreciation (depreciation) on futures contracts		(35,606)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(3)
Net change in unrealized appreciation (depreciation)	+	(445,738,040)
Net realized and unrealized losses		(238,104,281)
Decrease in net assets resulting from operations		($214,658,693)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
47
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$23,445,588	$19,643,245
Net realized gains		207,633,759	312,627,403
Net change in unrealized appreciation (depreciation)	+	(445,738,040)	540,665,132
Increase (decrease) in net assets resulting from operations		($214,658,693)	$872,935,780
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($209,192,167)	($24,462,415)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		39,427,994	$631,702,221	33,185,229	$573,288,196
Shares reinvested		8,654,231	148,679,691	1,157,934	17,218,482
Shares redeemed	+	(41,616,527)	(670,809,902)	(50,160,481)	(887,504,519)
Net transactions in fund shares		6,465,698	$109,572,010	(15,817,318)	($296,997,841)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		100,687,402	$1,945,474,903	116,504,720	$1,393,999,379
Total increase (decrease)	+	6,465,698	(314,278,850)	(15,817,318)	551,475,524
End of period		107,153,100	$1,631,196,053	100,687,402	$1,945,474,903
48
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$10.56	$7.51	$8.98	$8.69	$9.55
Income (loss) from investment operations:
Net investment income (loss)[1]	0.34	0.31	0.21	0.30	0.29
Net realized and unrealized gains (losses)	(2.10)	2.96	(1.35)	0.27	(0.89)
Total from investment operations	(1.76)	3.27	(1.14)	0.57	(0.60)
Less distributions:
Distributions from net investment income	(0.39)	(0.22)	(0.33)	(0.28)	(0.26)
Net asset value at end of period	$8.41	$10.56	$7.51	$8.98	$8.69
Total return	(17.25%)	44.03%	(13.29%)	7.04%	(6.53%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25% [2]	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	3.56%	3.10%	2.60%	3.51%	3.10%
Portfolio turnover rate	13%	21%	14%	28%	13%
Net assets, end of period (x 1,000,000)	$1,565	$1,406	$966	$1,327	$1,349

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
49
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.0% OF NET ASSETS

Australia 5.4%
AGL Energy Ltd.	339,825	1,480,545
Amcor plc	111,021	1,289,313
AMP Ltd. *	992,825	800,642
Ampol Ltd.	56,529	985,968
APA Group	87,465	588,848
Aristocrat Leisure Ltd.	20,450	485,400
Aurizon Holdings Ltd.	323,030	748,579
Australia & New Zealand Banking Group Ltd.	336,158	5,507,525
BGP Holdings plc *(a)	453,854	726
BHP Group Ltd.	498,138	11,965,376
BlueScope Steel Ltd.	96,374	970,484
Brambles Ltd.	153,306	1,147,761
Coles Group Ltd.	145,528	1,521,591
Commonwealth Bank of Australia	119,148	7,988,485
Computershare Ltd.	28,641	463,642
CSL Ltd.	10,616	1,900,428
Downer EDI Ltd.	148,261	426,092
Fortescue Metals Group Ltd.	134,756	1,269,537
Goodman Group	32,712	355,930
Incitec Pivot Ltd.	210,834	507,045
Insurance Australia Group Ltd.	309,578	971,745
James Hardie Industries plc	13,842	302,212
JB Hi-Fi Ltd.	12,907	353,806
Lendlease Corp., Ltd.	147,108	818,032
Macquarie Group Ltd.	16,514	1,791,485
Medibank Pvt Ltd.	318,781	574,019
Metcash Ltd.	206,617	542,396
Mirvac Group	323,667	428,848
National Australia Bank Ltd.	270,408	5,616,926
Newcrest Mining Ltd.	65,947	730,381
Orica Ltd.	47,577	423,209
Origin Energy Ltd.	268,467	959,119
Orora Ltd.	153,374	297,626
Qantas Airways Ltd. *	123,392	461,087
QBE Insurance Group Ltd.	109,550	858,320
Ramsay Health Care Ltd.	11,240	421,603
Rio Tinto Ltd.	51,271	2,909,608
Santos Ltd.	144,878	707,245
Scentre Group	439,143	817,254
Sims Ltd.	36,486	285,260
Sonic Healthcare Ltd.	31,213	653,459
South32 Ltd.	480,214	1,101,739
Stockland	255,590	588,905
Suncorp Group Ltd.	197,175	1,442,337
Tabcorp Holdings Ltd.	184,993	114,211
Telstra Group Ltd.	683,263	1,713,233
The Lottery Corp., Ltd. *	115,370	316,502
Transurban Group	104,773	888,784
Treasury Wine Estates Ltd.	49,792	412,615
Vicinity Ltd.	317,418	395,713
Viva Energy Group Ltd.	240,496	436,557
Wesfarmers Ltd.	110,190	3,197,606
Westpac Banking Corp.	430,626	6,649,279
SECURITY	NUMBER OF SHARES	VALUE ($)
Woodside Energy Group Ltd.	155,139	3,586,573
Woolworths Group Ltd.	125,702	2,654,547
Worley Ltd.	46,586	425,522
		85,251,680

Austria 0.3%
BAWAG Group AG *	8,379	404,503
Erste Group Bank AG	40,808	1,005,710
OMV AG	27,204	1,252,563
Raiffeisen Bank International AG	29,150	405,395
Voestalpine AG	37,443	812,898
Wienerberger AG	16,385	374,542
		4,255,611

Belgium 0.8%
Ageas S.A./N.V.	27,020	935,383
Anheuser-Busch InBev S.A./N.V.	100,412	5,022,647
Etablissements Franz Colruyt N.V.	13,867	334,252
Groupe Bruxelles Lambert N.V.	14,557	1,073,235
KBC Group N.V.	25,667	1,286,321
Proximus SADP	36,733	385,099
Solvay S.A.	12,537	1,131,349
UCB S.A.	9,188	692,479
Umicore S.A.	26,362	869,047
		11,729,812

Canada 7.6%
Agnico Eagle Mines Ltd.	22,617	994,925
Algonquin Power & Utilities Corp.	31,321	346,696
Alimentation Couche-Tard, Inc.	88,147	3,946,832
AltaGas Ltd.	20,605	371,611
Atco Ltd., Class I	14,093	437,578
Bank of Montreal	38,698	3,564,585
Barrick Gold Corp.	133,859	2,013,264
Bausch Health Cos., Inc. *	69,541	452,258
BCE, Inc.	32,802	1,479,563
Brookfield Asset Management, Inc., Class A	91,480	3,622,671
Canadian Imperial Bank of Commerce	64,452	2,927,034
Canadian National Railway Co.	31,426	3,723,093
Canadian Natural Resources Ltd.	78,318	4,697,298
Canadian Pacific Railway Ltd.	31,158	2,322,756
Canadian Tire Corp., Ltd., Class A	8,183	917,137
Canadian Utilities Ltd., Class A	13,336	354,850
CCL Industries, Inc., Class B	9,492	445,912
Cenovus Energy, Inc.	62,909	1,271,710
CGI, Inc. *	19,049	1,534,435
CI Financial Corp.	40,184	402,327
Constellation Software, Inc.	263	380,285
Crescent Point Energy Corp.	87,856	686,803
Dollarama, Inc.	11,047	656,406
Emera, Inc.	20,924	775,464
Enbridge, Inc.	154,786	6,030,786
Fairfax Financial Holdings Ltd.	2,474	1,215,054
Finning International, Inc.	21,534	457,915

50
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
First Quantum Minerals Ltd.	26,105	460,457
Fortis, Inc.	37,426	1,460,118
Franco-Nevada Corp.	2,669	329,778
George Weston Ltd.	11,859	1,305,286
Gildan Activewear, Inc.	18,142	572,485
Great-West Lifeco, Inc.	24,489	566,949
Hydro One Ltd.	24,779	621,317
iA Financial Corp., Inc.	8,296	461,704
Imperial Oil Ltd.	24,784	1,348,216
Intact Financial Corp.	5,216	792,575
Keyera Corp.	22,071	473,060
Kinross Gold Corp.	186,017	674,514
Linamar Corp.	11,062	473,465
Loblaw Cos., Ltd.	19,416	1,590,791
Lundin Mining Corp.	57,249	300,039
Magna International, Inc.	68,593	3,822,498
Manulife Financial Corp.	179,225	2,970,529
Methanex Corp.	9,433	329,239
Metro, Inc.	25,035	1,311,519
National Bank of Canada	18,889	1,286,119
Nutrien Ltd.	46,103	3,895,413
Onex Corp.	31,388	1,579,825
Open Text Corp.	15,052	435,976
Parkland Corp.	22,613	457,123
Pembina Pipeline Corp.	36,647	1,209,955
Power Corp. of Canada	50,420	1,252,034
Quebecor, Inc., Class B	20,180	380,389
Restaurant Brands International, Inc.	14,462	859,323
RioCan Real Estate Investment Trust	25,498	363,281
Royal Bank of Canada	86,318	7,986,482
Saputo, Inc.	32,395	788,504
Shaw Communications, Inc., Class B	37,188	955,120
SNC-Lavalin Group, Inc.	27,211	471,177
Sun Life Financial, Inc.	43,029	1,827,473
Suncor Energy, Inc.	205,068	7,053,611
TC Energy Corp.	70,400	3,092,257
Teck Resources Ltd., Class B	49,544	1,508,122
TELUS Corp.	38,585	805,772
TFI International, Inc.	4,856	442,025
The Bank of Nova Scotia	102,415	4,950,290
The Toronto-Dominion Bank	109,089	6,981,664
Thomson Reuters Corp.	8,835	939,629
Tourmaline Oil Corp.	8,994	506,756
Waste Connections, Inc.	7,695	1,015,626
West Fraser Timber Co., Ltd.	7,426	557,570
Wheaton Precious Metals Corp.	10,739	351,332
WSP Global, Inc.	5,633	692,325
		118,538,960

Denmark 0.9%
AP Moller - Maersk A/S, Class A	384	768,263
AP Moller - Maersk A/S, Class B	534	1,115,617
Carlsberg A/S, Class B	7,490	881,915
Coloplast A/S, Class B	4,360	486,010
Danske Bank A/S	111,643	1,800,911
DSV A/S	6,951	939,276
ISS A/S *	36,918	678,000
Novo Nordisk A/S, Class B	42,779	4,651,414
Novozymes A/S, B Shares	9,014	473,150
Orsted A/S	9,298	767,139
Pandora A/S	8,942	470,380
Vestas Wind Systems A/S	64,201	1,265,637
		14,297,712

SECURITY	NUMBER OF SHARES	VALUE ($)
Finland 1.1%
Elisa Oyj	9,914	479,107
Fortum Oyj	61,918	871,451
Huhtamaki Oyj	10,617	381,568
Kesko Oyj, B Shares	29,186	567,979
Kone Oyj, B Shares	27,502	1,126,091
Neste Oyj	31,588	1,384,453
Nokia Oyj	502,441	2,232,804
Nokian Renkaat Oyj	29,845	336,557
Nordea Bank Abp	345,138	3,298,384
Outokumpu Oyj	96,631	387,816
Sampo Oyj, A Shares	36,432	1,665,953
Stora Enso Oyj, R Shares	72,216	941,610
UPM-Kymmene Oyj	70,337	2,364,550
Wartsila Oyj Abp	63,649	433,913
		16,472,236

France 8.6%
Air France-KLM *	248,883	327,259
Air Liquide S.A.	32,261	4,220,180
Airbus SE	20,517	2,220,016
ALD S.A.	25,121	268,018
Alstom S.A.	31,306	644,316
Arkema S.A.	10,216	808,474
Atos SE *(b)	51,896	506,417
AXA S.A.	219,958	5,431,836
BNP Paribas S.A.	163,657	7,674,512
Bollore SE	112,511	562,728
Bouygues S.A.	59,741	1,704,479
Bureau Veritas S.A.	15,660	387,433
Capgemini SE	8,796	1,441,583
Carrefour S.A.	185,505	2,985,786
Casino Guichard Perrachon S.A. *(b)	40,664	391,123
Cie de Saint-Gobain	83,367	3,408,120
Cie Generale des Etablissements Michelin S.C.A.	118,956	3,031,480
Credit Agricole S.A.	165,052	1,497,625
Danone S.A.	67,517	3,355,560
Dassault Systemes SE	9,585	321,277
Edenred	8,299	425,458
Eiffage S.A.	13,957	1,262,017
Electricite de France S.A.	172,722	2,039,838
Elis S.A.	33,705	385,986
Engie S.A.	322,452	4,189,732
EssilorLuxottica S.A.	10,857	1,716,797
Euroapi S.A. *	3,505	61,334
Eutelsat Communications S.A.	44,049	442,170
Faurecia SE *	52,243	779,938
Hermes International	495	640,721
Kering S.A.	3,243	1,485,167
Klepierre S.A. *	21,373	429,560
Legrand S.A.	14,311	1,090,564
L'Oreal S.A.	8,734	2,742,512
LVMH Moet Hennessy Louis Vuitton SE	7,433	4,690,183
Orange S.A.	559,612	5,331,934
Pernod-Ricard S.A.	9,055	1,589,254
Publicis Groupe S.A.	23,626	1,323,159
Renault S.A. *	112,554	3,465,448
Rexel S.A. *	66,973	1,195,153
Rubis S.C.A.	22,453	509,893
Safran S.A.	22,082	2,459,270
Sanofi	100,843	8,678,326
Schneider Electric SE	34,170	4,321,012
SCOR SE	33,673	506,379
SEB S.A.	3,477	226,358
SES S.A.	94,632	671,220

51
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Societe Generale S.A.	191,837	4,400,169
Sodexo S.A.	11,896	1,053,775
STMicroelectronics N.V.	28,013	871,035
Teleperformance	2,114	566,404
Thales S.A.	7,357	935,663
TotalEnergies SE	433,721	23,660,934
Valeo S.A.	79,395	1,307,872
Veolia Environnement S.A.	74,038	1,652,233
Vinci S.A.	51,151	4,707,782
Vivendi SE	41,935	343,237
Wendel SE	5,678	444,598
		133,791,307

Germany 7.0%
adidas AG	15,351	1,498,489
Allianz SE	50,061	9,006,195
Aurubis AG	12,227	771,527
BASF SE	202,458	9,084,419
Bayer AG	120,135	6,316,822
Bayerische Motoren Werke AG	79,961	6,276,288
Beiersdorf AG	5,490	527,014
Brenntag SE	18,112	1,098,969
Commerzbank AG *	197,183	1,575,433
Continental AG	32,857	1,701,850
Covestro AG	53,770	1,825,277
Daimler Truck Holding AG *	51,455	1,372,437
Deutsche Bank AG	186,482	1,777,498
Deutsche Boerse AG	6,104	992,630
Deutsche Lufthansa AG *	190,466	1,302,217
Deutsche Post AG	119,965	4,240,737
Deutsche Telekom AG	583,541	11,014,620
E.ON SE	253,841	2,125,660
Evonik Industries AG	35,992	663,034
Freenet AG	20,564	404,210
Fresenius Medical Care AG & Co. KGaA	38,395	1,062,028
Fresenius SE & Co. KGaA	104,507	2,405,034
GEA Group AG	14,513	507,294
Hannover Rueck SE	5,438	884,893
HeidelbergCement AG	36,373	1,672,677
Henkel AG & Co. KGaA	14,744	865,548
Infineon Technologies AG	55,721	1,352,096
K+S AG	24,643	544,093
KION Group AG	10,154	225,117
Knorr-Bremse AG	6,366	286,602
LANXESS AG	19,395	655,896
Mercedes-Benz Group AG	143,466	8,304,034
Merck KGaA	5,133	836,499
METRO AG *	64,522	492,199
MTU Aero Engines AG	3,049	545,643
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	14,008	3,697,772
ProSiebenSat.1 Media SE	41,090	279,232
Rheinmetall AG	5,156	838,116
RWE AG	51,284	1,974,184
Salzgitter AG	13,190	294,777
SAP SE	62,120	5,979,222
Siemens AG	65,460	7,148,818
Siemens Energy AG	69,115	805,716
Siemens Healthineers AG	11,289	517,178
Symrise AG	4,842	494,235
Telefonica Deutschland Holding AG	158,886	346,197
ThyssenKrupp AG *	125,063	658,323
Uniper SE	61,792	184,971
United Internet AG	19,325	361,244
Volkswagen AG	8,073	1,379,932
Vonovia SE	38,182	844,227
SECURITY	NUMBER OF SHARES	VALUE ($)
Zalando SE *	9,233	212,804
		110,231,927

Hong Kong 1.6%
AAC Technologies Holdings, Inc. *	157,500	288,505
AIA Group Ltd.	504,200	3,819,209
BOC Hong Kong Holdings Ltd.	341,000	1,059,591
CK Asset Holdings Ltd.	249,000	1,376,613
CK Hutchison Holdings Ltd.	655,088	3,260,916
CLP Holdings Ltd.	184,000	1,234,972
Galaxy Entertainment Group Ltd.	128,000	584,787
Hang Seng Bank Ltd.	56,900	801,026
Henderson Land Development Co., Ltd.	107,300	262,698
Hong Kong & China Gas Co., Ltd.	680,676	524,644
Hong Kong Exchanges & Clearing Ltd.	15,406	408,931
Hongkong Land Holdings Ltd.	98,211	378,101
Jardine Matheson Holdings Ltd.	24,946	1,149,212
Lenovo Group Ltd.	1,170,000	935,073
Link REIT	79,600	470,485
MTR Corp., Ltd.	113,643	500,051
New World Development Co., Ltd.	302,422	618,596
Noble Group Ltd. *(a)	18,617,693	197,277
PCCW Ltd.	880,000	336,205
Sands China Ltd. *	278,400	486,706
Sun Hung Kai Properties Ltd.	180,064	1,935,025
Swire Pacific Ltd., A Shares	206,800	1,371,810
Techtronic Industries Co., Ltd.	41,206	390,170
The Wharf Holdings Ltd.	176,000	503,975
Want Want China Holdings Ltd.	461,374	303,070
WH Group Ltd.	2,609,999	1,318,078
Wharf Real Estate Investment Co., Ltd.	126,000	496,447
Yue Yuen Industrial Holdings Ltd.	336,500	342,102
		25,354,275

Ireland 0.1%
Bank of Ireland Group plc	83,620	602,116
Kerry Group plc, Class A	8,183	710,733
Kingspan Group plc	6,153	310,214
		1,623,063

Israel 0.2%
Bank Hapoalim B.M.	69,392	668,887
Bank Leumi Le-Israel B.M.	87,156	831,446
ICL Group Ltd.	47,499	428,327
Israel Discount Bank Ltd., A Shares	68,520	389,610
Teva Pharmaceutical Industries Ltd. *	119,654	1,069,816
		3,388,086

Italy 2.7%
A2A S.p.A.	281,050	311,639
Assicurazioni Generali S.p.A.	173,570	2,604,782
Atlantia S.p.A.	62,642	1,397,387
Banco BPM S.p.A.	195,819	592,453
CNH Industrial N.V.	94,831	1,226,836
Enel S.p.A.	1,379,698	6,163,590
Eni S.p.A.	610,019	8,011,818
Ferrari N.V.	2,646	521,628
Hera S.p.A.	117,994	281,142
Intesa Sanpaolo S.p.A.	2,522,624	4,809,452
Leonardo S.p.A.	97,061	779,797
Mediobanca Banca di Credito Finanziario S.p.A.	58,634	531,200
Pirelli & C S.p.A.	79,826	301,108
Poste Italiane S.p.A.	51,118	445,456

52
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Prysmian S.p.A.	22,925	746,165
Snam S.p.A.	162,559	722,820
Stellantis N.V.	395,124	5,330,842
Telecom Italia S.p.A. *	7,306,211	1,429,400
Tenaris S.A.	45,588	713,504
Terna - Rete Elettrica Nazionale	85,938	569,912
UniCredit S.p.A.	356,136	4,416,537
Unipol Gruppo S.p.A.	104,971	451,778
		42,359,246

Japan 25.7%
Advantest Corp.	6,700	352,699
Aeon Co., Ltd.	120,000	2,238,070
AGC, Inc.	39,600	1,240,864
Air Water, Inc.	42,400	473,388
Aisin Corp.	63,000	1,617,193
Ajinomoto Co., Inc.	40,500	1,113,880
Alfresa Holdings Corp.	86,700	998,166
Alps Alpine Co., Ltd.	86,400	742,225
Amada Co., Ltd.	61,800	434,675
ANA Holdings, Inc. *	28,800	559,835
Asahi Group Holdings Ltd.	51,200	1,432,613
Asahi Kasei Corp.	291,400	1,868,432
Astellas Pharma, Inc.	163,800	2,260,142
Bandai Namco Holdings, Inc.	14,800	978,322
Bic Camera, Inc.	46,100	358,413
Bridgestone Corp.	110,676	4,002,758
Brother Industries Ltd.	50,300	856,906
Canon, Inc.	182,500	3,868,540
Casio Computer Co., Ltd.	34,800	302,473
Central Japan Railway Co.	26,700	3,091,231
Chubu Electric Power Co., Inc.	274,185	2,231,844
Chugai Pharmaceutical Co., Ltd.	21,700	502,829
Coca-Cola Bottlers Japan Holdings, Inc.	51,400	464,396
COMSYS Holdings Corp.	23,200	380,083
Concordia Financial Group Ltd.	126,400	385,674
Cosmo Energy Holdings Co., Ltd.	34,000	875,818
Dai Nippon Printing Co., Ltd.	58,700	1,175,804
Daicel Corp.	83,400	475,865
Daido Steel Co., Ltd.	14,200	368,164
Daifuku Co., Ltd.	6,190	283,347
Dai-ichi Life Holdings, Inc.	133,100	2,113,993
Daiichi Sankyo Co., Ltd.	70,260	2,249,076
Daikin Industries Ltd.	16,800	2,516,425
Daito Trust Construction Co., Ltd.	13,700	1,356,626
Daiwa House Industry Co., Ltd.	151,881	3,059,997
Daiwa Securities Group, Inc.	156,200	609,441
Daiwabo Holdings Co., Ltd.	29,670	382,842
Denka Co., Ltd.	19,400	449,421
Denso Corp.	62,100	3,081,148
Dentsu Group, Inc.	21,101	656,312
DIC Corp.	32,300	542,329
Dowa Holdings Co., Ltd.	10,370	329,269
East Japan Railway Co.	70,218	3,741,592
Ebara Corp.	11,600	376,909
EDION Corp.	49,600	393,685
Eisai Co., Ltd.	23,700	1,429,185
Electric Power Development Co., Ltd.	65,300	908,172
ENEOS Holdings, Inc.	1,436,950	4,740,003
Exeo Group, Inc.	23,801	348,722
FANUC Corp.	11,200	1,465,538
Fast Retailing Co., Ltd.	2,200	1,225,711
Fuji Electric Co., Ltd.	15,100	583,841
FUJIFILM Holdings Corp.	40,400	1,848,295
Fujikura Ltd.	78,300	463,613
Fujitsu Ltd.	25,600	2,945,498
Furukawa Electric Co., Ltd.	31,000	478,263
SECURITY	NUMBER OF SHARES	VALUE ($)
GS Yuasa Corp.	21,019	319,995
H2O Retailing Corp.	62,900	529,330
Hakuhodo DY Holdings, Inc.	54,100	455,833
Hankyu Hanshin Holdings, Inc.	29,600	879,142
Hanwa Co., Ltd.	23,800	575,578
Haseko Corp.	74,500	767,217
Hino Motors Ltd. *	119,865	498,132
Hitachi Construction Machinery Co., Ltd.	20,350	398,128
Hitachi Ltd.	141,100	6,402,244
Hitachi Metals Ltd. *	6,300	92,006
Hokkaido Electric Power Co., Inc.	126,600	385,240
Hokuriku Electric Power Co. *	89,402	299,332
Honda Motor Co., Ltd.	539,900	12,311,055
Hoya Corp.	11,350	1,055,111
Idemitsu Kosan Co., Ltd.	81,969	1,793,501
IHI Corp.	29,300	653,507
Iida Group Holdings Co., Ltd.	43,600	605,402
Inpex Corp.	168,500	1,700,569
Isetan Mitsukoshi Holdings Ltd.	110,000	977,035
Isuzu Motors Ltd.	116,000	1,364,120
ITOCHU Corp.	178,800	4,621,003
Itoham Yonekyu Holdings, Inc.	70,861	316,877
Iwatani Corp.	11,551	425,324
J. Front Retailing Co., Ltd.	54,500	440,525
Japan Airlines Co., Ltd. *	32,600	608,907
Japan Exchange Group, Inc.	25,200	331,173
Japan Post Holdings Co., Ltd.	452,500	3,042,871
Japan Post Insurance Co., Ltd.	41,500	614,331
Japan Tobacco, Inc.	181,200	3,034,634
JFE Holdings, Inc.	200,300	1,834,972
JGC Holdings Corp.	50,100	602,581
JSR Corp.	17,500	332,518
JTEKT Corp.	105,100	741,988
Kajima Corp.	133,600	1,257,601
Kaneka Corp.	21,600	535,621
Kanematsu Corp.	33,567	332,121
Kao Corp.	52,047	1,944,056
Kawasaki Heavy Industries Ltd.	46,200	785,742
KDDI Corp.	245,900	7,268,059
Keio Corp.	11,600	406,702
Kewpie Corp.	25,300	399,419
Keyence Corp.	2,992	1,128,179
Kikkoman Corp.	9,200	498,548
Kinden Corp.	34,800	354,102
Kintetsu Group Holdings Co., Ltd.	21,700	733,349
Kirin Holdings Co., Ltd.	121,700	1,788,982
Kobe Steel Ltd.	212,100	869,799
Koito Manufacturing Co., Ltd.	42,300	600,526
Komatsu Ltd.	145,100	2,842,536
Konica Minolta, Inc.	248,900	758,387
K's Holdings Corp.	57,800	452,945
Kubota Corp.	117,000	1,632,102
Kuraray Co., Ltd.	105,300	724,099
Kurita Water Industries Ltd.	9,653	353,348
Kyocera Corp.	38,700	1,874,103
Kyushu Electric Power Co., Inc.	220,200	1,090,226
Kyushu Railway Co.	27,400	573,036
Lion Corp.	32,421	327,669
Lixil Corp.	47,500	717,501
Makita Corp.	28,990	529,749
Marubeni Corp.	289,600	2,535,133
MatsukiyoCocokara & Co.	17,300	629,870
Mazda Motor Corp.	285,700	1,923,607
Medipal Holdings Corp.	65,172	808,006
MEIJI Holdings Co., Ltd.	26,700	1,098,681
MINEBEA MITSUMI, Inc.	47,500	701,975
MISUMI Group, Inc.	17,500	372,740
Mitsubishi Chemical Group Corp.	389,500	1,759,508

53
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mitsubishi Corp.	206,700	5,599,271
Mitsubishi Electric Corp.	451,700	3,974,331
Mitsubishi Estate Co., Ltd.	115,800	1,456,219
Mitsubishi Gas Chemical Co., Inc.	43,687	555,140
Mitsubishi Heavy Industries Ltd.	81,500	2,807,191
Mitsubishi Materials Corp.	61,400	802,527
Mitsubishi Motors Corp. *	201,000	677,116
Mitsubishi Shokuhin Co., Ltd.	12,214	247,227
Mitsubishi UFJ Financial Group, Inc.	1,465,134	6,921,072
Mitsui & Co., Ltd.	223,500	4,945,870
Mitsui Chemicals, Inc.	46,100	853,261
Mitsui Fudosan Co., Ltd.	102,000	1,953,133
Mitsui Mining & Smelting Co., Ltd.	17,000	343,359
Mitsui O.S.K. Lines Ltd.	35,100	694,811
Mizuho Financial Group, Inc.	369,321	3,994,377
Morinaga Milk Industry Co., Ltd.	10,134	287,505
MS&AD Insurance Group Holdings, Inc.	68,690	1,818,994
Murata Manufacturing Co., Ltd.	41,900	1,983,522
Nagase & Co., Ltd.	43,100	587,208
Nagoya Railroad Co., Ltd.	36,100	553,016
NEC Corp.	50,800	1,681,525
NGK Insulators Ltd.	43,200	503,974
NGK Spark Plug Co., Ltd.	37,000	675,030
NH Foods Ltd.	36,100	860,316
NHK Spring Co., Ltd.	61,800	342,378
Nichirei Corp.	23,900	371,703
Nidec Corp.	19,800	1,088,683
Nikon Corp.	63,700	616,051
Nintendo Co., Ltd.	51,500	2,090,853
Nippon Electric Glass Co., Ltd.	18,900	327,265
Nippon Light Metal Holdings Co., Ltd.	31,020	302,306
Nippon Paper Industries Co., Ltd.	71,100	413,919
Nippon Steel Corp.	237,700	3,260,892
Nippon Steel Trading Corp.	11,800	406,003
Nippon Suisan Kaisha Ltd.	87,957	313,318
Nippon Telegraph & Telephone Corp.	234,237	6,460,419
Nippon Yusen K.K.	43,300	784,356
Nissan Chemical Corp.	7,864	354,001
Nissan Motor Co., Ltd.	920,100	2,932,638
Nisshin Seifun Group, Inc.	52,330	565,458
Nissin Foods Holdings Co., Ltd.	5,800	375,427
Nitori Holdings Co., Ltd.	6,300	570,887
Nitto Denko Corp.	21,200	1,116,937
NOK Corp.	58,300	476,905
Nomura Holdings, Inc.	397,200	1,285,323
Nomura Real Estate Holdings, Inc.	19,300	436,253
NSK Ltd.	152,900	808,111
NTT Data Corp.	61,100	884,963
Obayashi Corp.	221,402	1,421,105
Odakyu Electric Railway Co., Ltd.	29,200	347,128
Oji Holdings Corp.	275,100	953,696
Olympus Corp.	40,300	849,705
Omron Corp.	17,683	824,706
Ono Pharmaceutical Co., Ltd.	25,700	604,812
Oriental Land Co., Ltd.	3,600	482,139
ORIX Corp.	132,300	1,943,181
Osaka Gas Co., Ltd.	91,100	1,348,981
Otsuka Corp.	14,400	453,487
Otsuka Holdings Co., Ltd.	51,400	1,647,601
PALTAC Corp.	11,700	332,348
Pan Pacific International Holdings Corp.	29,000	475,911
Panasonic Holdings Corp.	572,350	4,076,626
Penta-Ocean Construction Co., Ltd.	76,414	380,022
Persol Holdings Co., Ltd.	23,400	468,523
Recruit Holdings Co., Ltd.	59,300	1,824,730
Renesas Electronics Corp. *	44,500	372,276
Rengo Co., Ltd.	68,517	380,654
Resona Holdings, Inc.	271,058	1,021,604
SECURITY	NUMBER OF SHARES	VALUE ($)
Ricoh Co., Ltd.	163,200	1,195,895
Rinnai Corp.	4,620	314,462
Rohm Co., Ltd.	8,400	590,222
Ryohin Keikaku Co., Ltd.	40,200	378,283
Sankyu, Inc.	13,700	408,489
Santen Pharmaceutical Co., Ltd.	44,400	303,829
Sanwa Holdings Corp.	37,430	322,426
SBI Holdings, Inc.	24,000	433,537
Secom Co., Ltd.	21,400	1,219,168
Sega Sammy Holdings, Inc.	21,747	278,173
Seiko Epson Corp.	53,600	727,682
Seino Holdings Co., Ltd.	59,300	455,650
Sekisui Chemical Co., Ltd.	72,300	902,884
Sekisui House Ltd.	118,783	1,972,130
Seven & i Holdings Co., Ltd.	116,900	4,363,685
SG Holdings Co., Ltd.	41,400	548,595
Shikoku Electric Power Co., Inc.	66,300	318,959
Shimadzu Corp.	16,100	424,120
Shimamura Co., Ltd.	6,000	485,204
Shimano, Inc.	3,600	557,075
Shimizu Corp.	184,200	919,156
Shin-Etsu Chemical Co., Ltd.	25,900	2,691,785
Shionogi & Co., Ltd.	17,400	808,008
Shiseido Co., Ltd.	22,800	787,448
Showa Denko K.K.	47,300	690,511
SMC Corp.	2,500	1,003,505
Softbank Corp.	404,800	3,993,104
SoftBank Group Corp.	274,400	11,778,951
Sohgo Security Services Co., Ltd.	11,701	291,675
Sojitz Corp.	62,460	920,783
Sompo Holdings, Inc.	44,000	1,834,461
Sony Group Corp.	67,707	4,565,797
Stanley Electric Co., Ltd.	28,775	489,189
Subaru Corp.	203,900	3,187,124
SUMCO Corp.	27,500	348,558
Sumitomo Chemical Co., Ltd.	407,100	1,370,811
Sumitomo Corp.	228,400	2,903,824
Sumitomo Electric Industries Ltd.	265,600	2,775,604
Sumitomo Forestry Co., Ltd.	31,600	494,337
Sumitomo Heavy Industries Ltd.	37,000	701,325
Sumitomo Metal Mining Co., Ltd.	27,800	779,257
Sumitomo Mitsui Financial Group, Inc.	189,710	5,327,352
Sumitomo Mitsui Trust Holdings, Inc.	43,800	1,260,083
Sumitomo Realty & Development Co., Ltd.	40,100	919,650
Sumitomo Rubber Industries Ltd.	76,000	651,996
Sundrug Co., Ltd.	17,462	406,043
Suntory Beverage & Food Ltd.	17,500	585,492
Suzuken Co., Ltd.	35,630	793,257
Suzuki Motor Corp.	98,800	3,340,409
Sysmex Corp.	8,000	430,591
T&D Holdings, Inc.	63,850	631,489
Taiheiyo Cement Corp.	57,542	781,944
Taisei Corp.	45,300	1,234,000
Taiyo Yuden Co., Ltd.	10,300	280,278
Takashimaya Co., Ltd.	52,500	649,446
Takeda Pharmaceutical Co., Ltd.	161,021	4,252,403
TDK Corp.	44,600	1,393,231
Teijin Ltd.	80,700	732,675
Terumo Corp.	29,700	901,365
The Chugoku Electric Power Co., Inc.	110,900	520,296
The Kansai Electric Power Co., Inc.	257,800	1,952,903
The Yokohama Rubber Co., Ltd.	31,400	491,005
TIS, Inc.	21,500	579,677
Tobu Railway Co., Ltd.	27,100	626,890
Toho Gas Co., Ltd.	20,300	378,225
Toho Holdings Co., Ltd.	32,200	437,902
Tohoku Electric Power Co., Inc.	313,200	1,315,567

54
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tokio Marine Holdings, Inc.	189,200	3,425,496
Tokuyama Corp.	26,575	309,875
Tokyo Electric Power Co. Holdings, Inc. *	1,230,200	4,007,456
Tokyo Electron Ltd.	6,000	1,578,579
Tokyo Gas Co., Ltd.	112,100	2,003,394
Tokyu Corp.	67,300	776,003
Tokyu Fudosan Holdings Corp.	113,500	575,850
Toppan, Inc.	78,900	1,176,728
Toray Industries, Inc.	383,200	1,861,336
Toshiba Corp.	56,100	1,946,756
Tosoh Corp.	80,000	870,358
TOTO Ltd.	17,800	507,703
Toyo Seikan Group Holdings Ltd.	58,500	669,090
Toyo Suisan Kaisha Ltd.	13,247	496,990
Toyoda Gosei Co., Ltd.	26,200	418,852
Toyota Industries Corp.	19,900	1,025,153
Toyota Motor Corp.	1,589,690	22,056,312
Toyota Tsusho Corp.	59,100	1,983,744
TS Tech Co., Ltd.	41,000	428,766
Tsuruha Holdings, Inc.	8,700	505,432
UBE Corp.	41,900	540,418
Unicharm Corp.	18,400	559,202
West Japan Railway Co.	42,163	1,671,618
Yakult Honsha Co., Ltd.	9,000	498,590
Yamada Holdings Co., Ltd.	335,900	1,082,442
Yamaha Corp.	13,600	513,458
Yamaha Motor Co., Ltd.	71,700	1,480,071
Yamato Holdings Co., Ltd.	78,100	1,156,604
Yamazaki Baking Co., Ltd.	44,000	448,330
Yaskawa Electric Corp.	15,600	431,953
Yokogawa Electric Corp.	30,400	508,322
Z Holdings Corp.	138,600	357,693
		401,701,466

Netherlands 2.5%
Aalberts N.V.	9,288	322,216
ABN AMRO Bank N.V., GDR	98,760	970,873
Aegon N.V.	320,382	1,483,099
Akzo Nobel N.V.	32,286	1,993,190
APERAM S.A.	10,414	271,924
ArcelorMittal S.A.	167,246	3,738,558
ASML Holding N.V.	5,403	2,534,475
ASR Nederland N.V.	20,515	903,334
EXOR N.V. *	50,280	3,378,865
Heineken Holding N.V.	14,114	963,057
Heineken N.V.	17,022	1,421,919
ING Groep N.V.	507,582	4,994,396
Koninklijke Ahold Delhaize N.V.	231,617	6,459,396
Koninklijke DSM N.V.	10,949	1,287,935
Koninklijke KPN N.V.	405,589	1,134,475
Koninklijke Philips N.V.	125,475	1,591,635
NN Group N.V.	47,187	1,998,013
Randstad N.V.	27,148	1,353,034
SBM Offshore N.V.	28,131	380,709
Signify N.V.	24,208	670,687
SNS Reaal N.V. *(a)	124,822	0
Unibail-Rodamco-Westfield *	16,020	757,098
Wolters Kluwer N.V.	9,910	1,053,022
		39,661,910

New Zealand 0.1%
Fletcher Building Ltd.	160,593	479,520
Spark New Zealand Ltd.	205,138	610,647
		1,090,167

SECURITY	NUMBER OF SHARES	VALUE ($)
Norway 0.7%
DNB Bank A.S.A.	88,111	1,558,409
Equinor A.S.A.	116,327	4,238,225
Mowi A.S.A.	41,249	615,673
Norsk Hydro A.S.A.	169,309	1,074,489
Orkla A.S.A.	84,860	572,394
Subsea 7 S.A.	70,225	700,627
Telenor A.S.A.	119,388	1,084,982
Yara International A.S.A.	27,070	1,208,173
		11,052,972

Poland 0.3%
Bank Polska Kasa Opieki S.A.	18,815	308,368
KGHM Polska Miedz S.A.	20,878	417,403
PGE Polska Grupa Energetyczna S.A. *	254,173	289,693
Polski Koncern Naftowy Orlen S.A.	181,496	2,084,214
Polskie Gornictwo Naftowe i Gazownictwo S.A. *(a)	444,720	470,667
Powszechna Kasa Oszczednosci Bank Polski S.A.	68,493	373,244
Powszechny Zaklad Ubezpieczen S.A.	106,729	597,929
		4,541,518

Portugal 0.2%
EDP - Energias de Portugal S.A.	401,268	1,753,266
Galp Energia, SGPS, S.A.	113,252	1,149,859
Jeronimo Martins, SGPS, S.A.	26,788	554,324
		3,457,449

Republic of Korea 5.3%
Amorepacific Corp.	3,409	221,334
BNK Financial Group, Inc.	83,736	376,301
CJ CheilJedang Corp.	1,959	568,779
CJ Corp.	9,643	485,324
Coway Co., Ltd.	7,606	294,929
DB Insurance Co., Ltd.	13,499	532,751
Doosan Enerbility Co., Ltd. *	23,984	222,533
E-MART, Inc.	10,334	612,627
GS Engineering & Construction Corp.	17,934	272,503
GS Holdings Corp.	27,472	886,124
Hana Financial Group, Inc.	53,150	1,536,639
Hankook Tire & Technology Co., Ltd.	22,603	578,959
Hanwha Corp.	29,496	524,827
Hanwha Solutions Corp. *	15,200	502,339
HD Hyundai Co., Ltd.	21,971	937,926
Hyundai Engineering & Construction Co., Ltd.	23,328	570,308
Hyundai Glovis Co., Ltd.	5,105	622,234
Hyundai Marine & Fire Insurance Co., Ltd.	23,301	544,151
Hyundai Mobis Co., Ltd.	18,710	2,869,727
Hyundai Motor Co.	30,610	3,527,449
Hyundai Steel Co.	40,548	797,896
Industrial Bank of Korea	61,829	453,121
KB Financial Group, Inc.	51,732	1,740,733
Kia Corp.	53,417	2,482,330
Korea Electric Power Corp. *	183,744	2,154,673
Korea Gas Corp.	13,992	341,462
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	9,304	473,959
Korea Zinc Co., Ltd.	1,545	692,859
Korean Air Lines Co., Ltd. *	23,181	375,394
KT&G Corp.	16,933	1,137,246
LG Chem Ltd.	3,954	1,735,168

55
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
LG Corp.	9,814	544,805
LG Display Co., Ltd.	110,490	986,045
LG Electronics, Inc.	29,068	1,660,371
LG H&H Co., Ltd.	933	333,343
LG Innotek Co., Ltd.	1,540	319,495
LG Uplus Corp.	80,423	645,819
Lotte Chemical Corp.	6,236	646,164
Lotte Shopping Co., Ltd.	7,352	450,135
NAVER Corp.	2,692	319,320
NCSoft Corp.	960	262,252
POSCO Holdings, Inc.	26,328	4,588,726
Posco International Corp.	29,037	420,118
Samsung C&T Corp.	13,295	1,103,639
Samsung Electro-Mechanics Co., Ltd.	6,794	575,394
Samsung Electronics Co., Ltd.	649,508	27,032,408
Samsung Fire & Marine Insurance Co., Ltd.	7,480	1,049,065
Samsung Life Insurance Co., Ltd.	13,865	655,229
Samsung SDI Co., Ltd.	1,665	858,998
Samsung SDS Co., Ltd.	5,153	451,449
Shinhan Financial Group Co., Ltd.	82,513	2,097,196
SK Hynix, Inc.	67,816	3,925,971
SK Innovation Co., Ltd. *	14,168	1,715,578
SK Telecom Co., Ltd.	12,311	432,630
SK, Inc.	13,873	2,078,851
S-Oil Corp.	8,170	495,384
Woori Financial Group, Inc.	98,489	812,731
		83,533,721

Singapore 0.8%
ComfortDelGro Corp., Ltd.	477,600	428,738
DBS Group Holdings Ltd.	112,544	2,720,898
Golden Agri-Resources Ltd.	2,044,646	419,272
Jardine Cycle & Carriage Ltd.	24,500	514,590
Keppel Corp., Ltd.	141,400	695,973
Oversea-Chinese Banking Corp., Ltd.	260,744	2,238,248
Singapore Airlines Ltd. *	138,370	513,257
Singapore Telecommunications Ltd.	937,486	1,650,673
United Overseas Bank Ltd.	92,152	1,807,910
Venture Corp., Ltd.	34,300	385,990
Wilmar International Ltd.	407,966	1,117,644
		12,493,193

Spain 3.0%
Acciona S.A.	2,350	423,145
Acerinox S.A.	37,601	329,537
ACS, Actividades de Construccion y Servicios S.A.	60,526	1,553,173
Aena SME S.A. *	4,832	567,912
Amadeus IT Group S.A. *	18,844	982,814
Banco Bilbao Vizcaya Argentaria S.A.	1,277,204	6,588,825
Banco De Sabadell S.A.	1,626,639	1,279,846
Banco Santander S.A. (b)	4,374,694	11,345,662
CaixaBank S.A.	332,301	1,101,924
Enagas S.A.	25,413	412,552
Endesa S.A.	50,954	851,341
Ferrovial S.A.	23,130	565,259
Grifols S.A. *	28,933	246,150
Iberdrola S.A.	642,768	6,536,483
Industria de Diseno Textil S.A.	82,242	1,866,745
Mapfre S.A.	238,108	408,401
Naturgy Energy Group S.A.	40,503	1,039,409
Red Electrica Corp. S.A.	35,873	580,271
Repsol S.A.	352,031	4,789,194
SECURITY	NUMBER OF SHARES	VALUE ($)
Telefonica S.A.	1,783,291	6,147,348
		47,615,991

Sweden 1.9%
Alfa Laval AB	18,131	446,300
Alleima AB *	14,611	49,783
Assa Abloy AB, B Shares	51,805	1,046,050
Atlas Copco AB, A Shares	118,335	1,263,019
Atlas Copco AB, B Shares	67,398	651,817
Boliden AB	33,799	982,905
Electrolux AB, B Shares	40,628	501,235
Epiroc AB, A Shares	25,065	383,706
Epiroc AB, B Shares	14,864	199,582
Essity AB, B Shares	56,722	1,198,442
H & M Hennes & Mauritz AB, B Shares (b)	141,217	1,422,359
Hexagon AB, B Shares	58,616	579,471
Husqvarna AB, B Shares	45,744	271,589
Industrivarden AB, A Shares	14,859	336,525
Industrivarden AB, C Shares	9,031	202,795
Investor AB, A Shares	33,145	563,623
Investor AB, B Shares	108,561	1,771,782
Orron Energy AB	93,607	194,184
Sandvik AB	79,658	1,244,795
Securitas AB, B Shares (b)	85,748	700,630
Skandinaviska Enskilda Banken AB, A Shares	106,115	1,118,812
Skanska AB, B Shares	62,516	972,208
SKF AB, B Shares	58,304	843,986
SSAB AB, A Shares	49,048	235,924
SSAB AB, B Shares	135,580	629,962
Svenska Cellulosa AB, S.C.A., B Shares	32,058	378,213
Svenska Handelsbanken AB, A Shares	133,683	1,242,053
Swedbank AB, A Shares	119,273	1,778,128
Swedish Match AB	72,658	747,279
Tele2 AB, B Shares	44,365	363,616
Telefonaktiebolaget LM Ericsson, B Shares	216,266	1,202,297
Telia Co. AB	456,224	1,208,886
Trelleborg AB, B Shares	23,916	526,608
Volvo AB, A Shares	28,392	484,982
Volvo AB, B Shares	204,074	3,340,064
		29,083,610

Switzerland 5.0%
ABB Ltd.	107,513	2,985,668
Accelleron Industries AG *	5,198	88,143
Adecco Group AG	50,595	1,583,419
Alcon, Inc.	16,763	1,020,621
Baloise Holding AG	3,913	534,602
Barry Callebaut AG	200	378,382
Chocoladefabriken Lindt & Spruengli AG	4	388,755
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	37	355,090
Cie Financiere Richemont S.A., Class A	23,416	2,288,528
Clariant AG *	21,204	340,765
Credit Suisse Group AG (b)	286,478	1,186,724
DKSH Holding AG	5,706	411,634
Dufry AG *	10,341	341,124
Geberit AG	1,550	689,033
Georg Fischer AG	7,869	435,823
Givaudan S.A.	304	908,030
Holcim AG *	85,362	3,878,193
Julius Baer Group Ltd.	12,835	615,809
Kuehne & Nagel International AG	2,856	607,946
Logitech International S.A.	7,305	363,292

56
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Lonza Group AG	1,547	796,371
Nestle S.A.	146,998	16,002,026
Novartis AG	120,837	9,774,591
Partners Group Holding AG	503	451,484
Roche Holding AG	39,559	13,125,602
Roche Holding AG, Bearer Shares	1,405	570,276
Schindler Holding AG	1,144	180,089
Schindler Holding AG, Participation Certificates	2,793	455,443
SGS S.A.	343	756,147
SIG Group AG *	17,348	333,482
Sika AG	3,600	811,713
Sonova Holding AG	1,461	345,327
Swiss Life Holding AG	2,522	1,221,208
Swiss Prime Site AG	5,051	407,580
Swiss Re AG	31,218	2,319,022
Swisscom AG	2,815	1,390,016
The Swatch Group AG	6,581	274,946
The Swatch Group AG, Bearer Shares	3,725	837,042
UBS Group AG	256,306	4,063,514
Zurich Insurance Group AG	12,188	5,194,207
		78,711,667

United Kingdom 16.2%
3i Group plc	54,819	730,099
abrdn plc	606,001	1,104,243
Admiral Group plc	13,746	317,885
Anglo American plc	116,833	3,499,639
Antofagasta plc	30,178	406,661
Ashtead Group plc	23,746	1,237,001
Associated British Foods plc	62,609	970,394
AstraZeneca plc	52,324	6,139,286
Aviva plc	438,924	2,105,353
B&M European Value Retail S.A.	74,212	274,257
BAE Systems plc	293,780	2,747,890
Balfour Beatty plc	146,885	502,985
Barclays plc	2,156,742	3,664,848
Barratt Developments plc	195,650	843,855
Bellway plc	25,891	550,628
Berkeley Group Holdings plc	16,585	659,873
BP plc	4,683,633	25,912,674
British American Tobacco plc	256,424	10,127,068
BT Group plc	2,034,669	3,032,126
Bunzl plc	26,353	858,725
Burberry Group plc	34,840	725,964
Centrica plc	1,914,835	1,682,587
Coca-Cola HBC AG *	19,983	436,495
Compass Group plc	143,076	3,013,440
CRH plc	92,544	3,324,426
Croda International plc	4,690	363,332
Currys plc	790,522	590,423
DCC plc	17,884	992,577
Diageo plc	84,727	3,486,725
Direct Line Insurance Group plc	297,033	686,276
Drax Group plc	47,969	286,452
DS Smith plc	219,170	730,915
Entain plc	22,328	323,009
Experian plc	31,330	998,965
Ferguson plc	17,554	1,914,416
FirstGroup plc	384,108	461,152
Flutter Entertainment plc *	3,857	511,211
Glencore plc	2,550,160	14,620,242
GSK plc	346,545	5,676,788
Haleon plc *	433,430	1,329,092
Hays plc	359,578	453,359
HSBC Holdings plc	2,204,250	11,312,320
IMI plc	20,863	293,894
SECURITY	NUMBER OF SHARES	VALUE ($)
Imperial Brands plc	173,928	4,236,724
Inchcape plc	81,523	695,464
Informa plc	85,045	541,900
InterContinental Hotels Group plc	7,285	391,428
International Consolidated Airlines Group S.A. *(b)	307,667	428,007
International Distributions Services plc	337,700	781,228
Intertek Group plc	10,564	442,557
ITV plc	681,376	524,630
J Sainsbury plc	565,733	1,261,071
John Wood Group plc *	257,096	413,377
Johnson Matthey plc	52,238	1,159,558
Kingfisher plc	556,621	1,398,473
Land Securities Group plc	45,354	296,565
Legal & General Group plc	607,693	1,625,737
Lloyds Banking Group plc	10,554,477	5,068,967
London Stock Exchange Group plc	5,486	475,537
M&G plc	929,878	1,868,705
Marks & Spencer Group plc *	631,823	765,185
Melrose Industries plc	391,596	525,280
Micro Focus International plc	109,846	654,970
Mondi plc	77,334	1,297,546
National Grid plc	366,541	3,993,507
NatWest Group plc	327,034	880,801
Next plc	9,271	523,623
Pearson plc	88,831	981,859
Pennon Group plc	30,651	294,547
Persimmon plc	60,910	911,449
Phoenix Group Holdings plc	52,803	328,644
Prudential plc	172,644	1,603,804
Reckitt Benckiser Group plc	32,993	2,189,546
RELX plc	74,334	1,996,647
Rentokil Initial plc	99,187	618,937
Rio Tinto plc	148,892	7,781,337
Severn Trent plc	18,535	531,949
Shell plc	1,821,714	50,464,364
Smith & Nephew plc	73,856	872,749
Smiths Group plc	35,846	642,093
Smurfit Kappa Group plc	29,973	988,596
Spectris plc	10,981	380,590
SSE plc	134,092	2,396,342
St. James's Place plc	24,441	298,462
Standard Chartered plc	276,500	1,652,014
Tate & Lyle plc	57,125	459,010
Taylor Wimpey plc	743,729	799,604
Tesco plc	1,540,257	3,804,251
The Sage Group plc	61,516	512,719
The Weir Group plc	18,888	329,101
Travis Perkins plc	49,941	470,693
TUI AG *(b)	311,017	469,380
Unilever plc	202,928	9,223,958
United Utilities Group plc	58,312	628,381
Vodafone Group plc	7,847,134	9,160,758
Whitbread plc	17,296	509,057
WPP plc	161,365	1,420,036
		252,871,267
Total Common Stocks (Cost $1,526,849,595)		1,533,108,846

PREFERRED STOCKS 1.0% OF NET ASSETS

Germany 0.6%
Bayerische Motoren Werke AG	13,027	960,661
FUCHS PETROLUB SE	14,486	414,865
Henkel AG & Co. KGaA	22,995	1,448,652

57
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Volkswagen AG	47,603	6,093,248
		8,917,426

Italy 0.1%
Telecom Italia S.p.A. - RSP *	4,198,504	802,545

Republic of Korea 0.3%
Amorepacific Corp.	1,026	26,473
Hyundai Motor Co., Ltd.	5,043	277,208
Hyundai Motor Co., Ltd. 2nd	7,473	418,077
LG Chem Ltd.	817	165,591
LG Electronics, Inc.	5,407	150,234
LG H&H Co., Ltd.	289	56,846
Samsung Electronics Co., Ltd.	111,979	4,184,867
Samsung SDI Co., Ltd.	40	9,556
		5,288,852

Spain 0.0%
Grifols S.A., B Shares *	26,192	163,803
Total Preferred Stocks (Cost $17,782,126)		15,172,626

SHORT-TERM INVESTMENTS 0.9% OF NET ASSETS

Money Market Funds 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	14,379,445	14,379,445
Total Short-Term Investments (Cost $14,379,445)		14,379,445
Total Investments in Securities (Cost $1,559,011,166)		1,562,660,917

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/16/22	174	15,276,330	383,407

*	Non-income producing security.
(a)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(b)	All or a portion of this security is on loan. Securities on loan were valued at $13,489,921.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)

58
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$899,093,959	$—	$899,093,959
Australia	1,713,233	83,537,721	726	85,251,680
Canada	118,538,960	—	—	118,538,960
Hong Kong	—	25,156,998	197,277	25,354,275
Netherlands	3,378,865	36,283,045	0*	39,661,910
Poland	—	4,070,851	470,667	4,541,518
Sweden	49,783	29,033,827	—	29,083,610
Switzerland	88,143	78,623,524	—	78,711,667
United Kingdom	502,985	252,368,282	—	252,871,267
Preferred Stocks[1]	—	15,172,626	—	15,172,626
Short-Term Investments[1]	14,379,445	—	—	14,379,445
Futures Contracts[2]	383,407	—	—	383,407
Total	$139,034,821	$1,423,340,833	$668,670	$1,563,044,324

*	Level 3 amount shown includes securities determined to have no value at October 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $1,559,011,166) including securities on loan of $13,489,921		$1,562,660,917
Cash		11,762,006
Foreign currency, at value (cost $502,124)		506,474
Deposit with broker for futures contracts		1,578,778
Receivables:
Dividends		5,440,199
Fund shares sold		2,661,764
Foreign tax reclaims		2,120,800
Investments sold		309,668
Income from securities on loan		9,936
Interest	+	7,519
Total assets		1,587,058,061
Liabilities
Collateral held for securities on loan		14,379,445
Payables:
Investments bought		6,336,170
Fund shares redeemed		1,241,583
Investment adviser fees		298,766
Variation margin on futures contracts		123,349
Accrued expenses	+	1,354
Total liabilities		22,380,667
Net assets		$1,564,677,394
Net Assets by Source
Capital received from investors		$1,693,643,991
Total distributable loss	+	(128,966,597)
Net assets		$1,564,677,394

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,564,677,394		185,965,173		$8.41

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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $6,197,543)		$56,917,060
Interest received from securities - unaffiliated		10,352
Securities on loan, net	+	139,341
Total investment income		57,066,753
Expenses
Investment adviser fees		3,735,441
Proxy fees[1]		66,510
Professional fees	+	1,868 [2]
Total expenses		3,803,819
Expense reduction	–	1,868 [2]
Net expenses	–	3,801,951
Net investment income		53,264,802
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(22,542,589)
Net realized losses on futures contracts		(4,440,362)
Net realized losses on foreign currency transactions	+	(1,084,210)
Net realized losses		(28,067,161)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(318,647,397)
Net change in unrealized appreciation (depreciation) on futures contracts		281,387
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(363,227)
Net change in unrealized appreciation (depreciation)	+	(318,729,237)
Net realized and unrealized losses		(346,796,398)
Decrease in net assets resulting from operations		($293,531,596)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
[2]	Professional fees associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund. (see financial notes 2(d) and 4 for additional information).
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Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$53,264,802	$39,731,647
Net realized gains (losses)		(28,067,161)	16,057,904
Net change in unrealized appreciation (depreciation)	+	(318,729,237)	361,058,807
Increase (decrease) in net assets resulting from operations		($293,531,596)	$416,848,358
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($52,079,126)	($28,299,152)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		82,237,833	$778,069,159	38,348,007	$385,853,692
Shares reinvested		3,235,712	31,904,115	1,660,561	15,210,744
Shares redeemed	+	(32,691,719)	(305,948,761)	(35,535,906)	(349,380,700)
Net transactions in fund shares		52,781,826	$504,024,513	4,472,662	$51,683,736
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		133,183,347	$1,406,263,603	128,710,685	$966,030,661
Total increase	+	52,781,826	158,413,791	4,472,662	440,232,942
End of period		185,965,173	$1,564,677,394	133,183,347	$1,406,263,603
62
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$15.42	$11.46	$12.57	$12.67	$14.58
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.27	0.22	0.29	0.33
Net realized and unrealized gains (losses)	(4.21)	3.96	(0.97)	0.25	(1.70)
Total from investment operations	(3.91)	4.23	(0.75)	0.54	(1.37)
Less distributions:
Distributions from net investment income	(0.41)	(0.27)	(0.36)	(0.30)	(0.34)
Distributions from net realized gains	(0.44)	—	—	(0.34)	(0.20)
Total distributions	(0.85)	(0.27)	(0.36)	(0.64)	(0.54)
Net asset value at end of period	$10.66	$15.42	$11.46	$12.57	$12.67
Total return	(26.61%)	37.25%	(6.28%)	5.13%	(9.79%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39% [2]	0.39%	0.39%	0.39%	0.39%
Net investment income (loss)	2.37%	1.84%	1.89%	2.44%	2.30%
Portfolio turnover rate	36%	35%	25%	38%	26%
Net assets, end of period (x 1,000)	$530,184	$708,349	$576,948	$775,258	$762,630

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Australia 5.4%
29Metals Ltd.	84,025	99,485
Adbri Ltd.	219,888	221,689
ALS Ltd.	55,744	407,768
Ansell Ltd.	40,987	739,942
ARB Corp., Ltd.	5,678	105,424
ASX Ltd.	10,752	465,868
Austal Ltd.	173,233	275,811
Bank of Queensland Ltd.	143,191	674,327
Bapcor Ltd.	61,257	259,034
Beach Energy Ltd.	451,094	461,271
Bega Cheese Ltd.	86,420	177,490
Bendigo & Adelaide Bank Ltd.	137,409	793,209
Blackmores Ltd.	2,721	118,256
Boral Ltd.	192,913	355,456
Breville Group Ltd.	13,434	170,225
carsales.com Ltd.	17,528	227,055
Challenger Ltd.	102,705	461,487
Champion Iron Ltd.	37,221	111,958
Charter Hall Group	23,966	198,938
Charter Hall Retail REIT	52,066	134,068
Cleanaway Waste Management Ltd.	190,550	329,600
Cochlear Ltd.	3,672	469,074
Collins Foods Ltd.	21,545	129,362
Coronado Global Resources, Inc.	213,030	254,173
Costa Group Holdings Ltd.	104,351	169,802
Credit Corp. Group Ltd.	5,650	67,163
Cromwell Property Group	254,501	114,140
CSR Ltd.	190,259	563,599
Dexus	108,641	541,369
Domino's Pizza Enterprises Ltd.	4,345	177,161
Eagers Automotive Ltd.	47,031	372,849
Eclipx Group Ltd. *	157,520	188,399
Elders Ltd.	29,776	248,252
Endeavour Group Ltd.	166,086	760,226
Event Hospitality & Entertainment Ltd.	23,897	228,150
Evolution Mining Ltd.	343,104	455,144
Flight Centre Travel Group Ltd. *	34,772	370,090
G.U.D. Holdings Ltd.	20,118	103,478
G8 Education Ltd.	365,095	225,368
Genworth Mortgage Insurance Australia Ltd.	150,730	261,644
GrainCorp Ltd., Class A	91,676	492,834
GWA Group Ltd.	98,535	127,927
Harvey Norman Holdings Ltd.	174,006	462,906
Healius Ltd.	116,380	254,944
Humm Group Ltd.	299,959	91,963
IGO Ltd.	33,044	323,168
Iluka Resources Ltd.	30,500	168,986
Inghams Group Ltd.	67,196	108,711
Insignia Financial Ltd.	171,676	346,082
InvoCare Ltd.	18,622	121,780
IRESS Ltd.	29,659	192,508
Link Administration Holdings Ltd.	109,258	238,937
Magellan Financial Group Ltd.	27,184	172,369
SECURITY	NUMBER OF SHARES	VALUE ($)
McMillan Shakespeare Ltd.	22,020	184,530
Mineral Resources Ltd. *	14,157	663,705
Monadelphous Group Ltd.	47,587	416,016
Myer Holdings Ltd.	771,718	313,148
nib Holdings Ltd.	92,796	397,078
Nine Entertainment Co. Holdings Ltd.	231,583	305,832
Northern Star Resources Ltd.	94,281	526,192
NRW Holdings Ltd.	278,426	454,354
Nufarm Ltd.	113,411	404,183
oOh!media Ltd.	130,141	105,265
OZ Minerals Ltd.	35,297	546,540
Pact Group Holdings Ltd.	70,553	64,725
Pendal Group Ltd.	113,163	355,451
Perenti Global Ltd. *	616,481	377,802
Perpetual Ltd.	14,565	232,096
Perseus Mining Ltd.	83,679	97,461
Platinum Asset Management Ltd.	162,281	185,786
Premier Investments Ltd.	12,822	205,337
Qube Holdings Ltd.	218,691	380,731
Ramelius Resources Ltd.	124,430	58,400
REA Group Ltd.	2,125	164,700
Reece Ltd.	27,090	269,000
Regis Resources Ltd. *	285,578	278,443
Reliance Worldwide Corp., Ltd.	100,127	205,721
Sandfire Resources Ltd.	79,278	176,559
SEEK Ltd.	30,253	416,459
Service Stream Ltd. *	183,030	85,982
Seven Group Holdings Ltd.	20,945	245,610
Shopping Centres Australasia Property Group	96,304	167,734
Sierra Rutile Holdings Ltd. *	30,500	4,037
Silver Lake Resources Ltd. *	86,201	61,044
Southern Cross Media Group Ltd.	163,377	100,885
St. Barbara Ltd. *	404,654	131,740
Steadfast Group Ltd.	58,906	190,840
Super Retail Group Ltd.	55,265	363,379
Tassal Group Ltd.	70,563	234,309
The GPT Group	203,870	563,408
The Star Entertainment Grp Ltd. *	339,709	639,037
United Malt Grp Ltd.	72,473	144,195
Virgin Australia Holdings Pty. Ltd. (a)	176,214	0
Washington H Soul Pattinson & Co., Ltd.	17,908	320,483
Waypoint REIT Ltd.	52,054	90,886
Webjet Ltd. *	24,919	84,151
Whitehaven Coal Ltd.	305,535	1,774,790
		28,578,943

Austria 0.7%
ANDRITZ AG	18,464	858,143
AT&S Austria Technologie & Systemtechnik AG	4,781	147,661
CA Immobilien Anlagen AG *	4,827	152,458
EVN AG	9,717	161,655
IMMOFINANZ AG *	5,511	64,976
Lenzing AG	4,548	217,595
Mayr Melnhof Karton AG	2,765	393,456
Oesterreichische Post AG	12,018	341,950

64
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
S IMMO AG	2,759	62,034
Strabag SE	8,468	325,116
UNIQA Insurance Group AG	35,430	229,616
Verbund AG	4,078	319,449
Vienna Insurance Group AG Wiener Versicherung Gruppe	13,798	308,604
		3,582,713

Belgium 1.3%
Ackermans & van Haaren N.V.	5,094	709,703
Aedifica S.A.	925	70,543
AGFA-Gevaert N.V. *	68,895	208,292
Barco N.V.	15,078	325,538
Bekaert S.A.	17,160	478,205
bpost S.A.	90,543	447,562
Cie d'Entreprises CFE *	2,687	28,528
Cofinimmo S.A. *	2,747	227,824
Deme Group NV *	2,578	287,215
D'ieteren Group	3,788	630,429
Elia Group S.A./N.V.	3,688	466,282
Euronav N.V.	55,491	967,418
Fagron	6,490	80,795
KBC Ancora *	4,237	150,616
Melexis N.V.	2,487	171,046
Ontex Group N.V. *	82,684	487,669
Recticel S.A.	7,591	104,901
Sofina S.A.	1,525	297,373
Telenet Group Holding N.V.	30,647	467,251
Tessenderlo Group S.A. *	9,272	281,034
Warehouses De Pauw CVA	5,574	143,062
		7,031,286

Canada 8.2%
Aecon Group, Inc.	37,676	267,149
Ag Growth International, Inc.	6,141	157,317
Air Canada *	59,771	860,358
Alamos Gold, Inc., Class A	49,846	393,324
Allied Properties Real Estate Investment Trust	13,579	263,038
Altus Group Ltd.	4,051	143,949
ARC Resources Ltd.	102,831	1,447,718
Aritzia, Inc. *	2,789	108,174
Artis Real Estate Investment Trust	32,607	228,573
ATS Automation Tooling Systems, Inc. *	6,210	196,463
AutoCanada, Inc. *	10,013	156,257
B2Gold Corp.	192,184	586,843
Badger Infrastructure Solutions Ltd.	8,162	172,424
Birchcliff Energy Ltd.	42,887	333,375
BlackBerry Ltd. *	35,049	162,851
Boardwalk Real Estate Investment Trust	5,647	200,952
Bombardier, Inc., Class B *	16,759	492,174
Boralex, Inc., Class A	6,842	194,008
Boyd Group Services, Inc.	2,606	370,829
Brookfield Infrastructure Corp., Class A	17,150	739,976
Brookfield Renewable Corp., Class A	3,740	116,207
BRP, Inc.	4,897	327,425
CAE, Inc. *	33,846	645,940
Cameco Corp.	31,708	751,999
Canaccord Genuity Group, Inc.	19,879	101,850
Canadian Apartment Properties REIT	15,544	481,375
Canadian Western Bank	16,534	287,632
Canfor Corp. *	24,851	373,399
Capital Power Corp.	21,267	711,840
Cargojet, Inc.	826	80,517
Cascades, Inc.	81,326	527,707
Celestica, Inc. *	80,277	880,934
SECURITY	NUMBER OF SHARES	VALUE ($)
Centerra Gold, Inc.	78,918	366,683
Chartwell Retirement Residences	38,368	222,488
Chemtrade Logistics Income Fund	59,466	321,697
Choice Properties Real Estate Investment Trust	25,458	244,611
Chorus Aviation, Inc. *	120,670	228,523
Cineplex, Inc. *	34,529	234,696
Cogeco Communications, Inc.	2,922	149,022
Cogeco, Inc.	7,604	323,840
Colliers International Group, Inc.	2,437	228,719
Crombie Real Estate Investment Trust	13,505	147,803
Doman Building Materials Group Ltd.	26,931	109,317
Dream Industrial Real Estate Investment Trust	10,045	80,737
Dream Office Real Estate Investment Trust	14,212	160,757
Dundee Precious Metals, Inc.	21,618	98,065
ECN Capital Corp.	27,320	82,420
Eldorado Gold Corp. *	26,692	149,100
Element Fleet Management Corp.	48,352	644,173
Enerflex Ltd.	79,882	412,794
Enerplus Corp.	38,237	662,941
Enghouse Systems Ltd.	4,215	93,715
EQB, Inc.	2,201	78,001
Exchange Income Corp.	9,841	328,671
Extendicare, Inc.	25,179	129,559
Fiera Capital Corp.	13,574	86,385
First Capital Real Estate Investment Trust	44,468	517,354
FirstService Corp.	2,023	252,899
Fortuna Silver Mines, Inc. *	44,919	124,963
Gibson Energy, Inc.	44,696	762,786
goeasy Ltd.	1,008	81,781
Granite Real Estate Investment Trust	3,207	163,887
H&R Real Estate Investment Trust	77,563	638,222
Hardwoods Distribution, Inc.	4,042	74,262
Home Capital Group, Inc.	13,773	266,290
Hudbay Minerals, Inc.	84,472	320,564
IAMGOLD Corp. *	263,338	386,607
IGM Financial, Inc.	19,099	511,279
Innergex Renewable Energy, Inc.	14,400	158,550
Interfor Corp. *	20,107	357,169
Killam Apartment Real Estate Investment Trust	11,240	130,275
Labrador Iron Ore Royalty Corp.	5,293	109,718
Laurentian Bank of Canada	11,286	251,840
Maple Leaf Foods, Inc.	25,298	374,916
Martinrea International, Inc.	88,064	564,318
MEG Energy Corp. *	56,121	839,127
Mullen Group Ltd.	35,139	353,105
NFI Group, Inc.	39,052	252,254
Northland Power, Inc.	25,475	741,240
NorthWest Healthcare Properties Real Estate Investment Trust	21,831	172,103
NuVista Energy Ltd. *	28,414	281,773
Obsidian Energy Ltd. *	12,731	115,783
OceanaGold Corp. *	250,474	364,032
Pan American Silver Corp.	27,702	442,264
Parex Resources, Inc.	34,590	527,603
Pason Systems, Inc.	17,360	184,387
Peyto Exploration & Development Corp.	49,034	457,821
PrairieSky Royalty Ltd.	18,092	281,005
Precision Drilling Corp. *	7,733	570,460
Premium Brands Holdings Corp.	5,423	319,923
Primo Water Corp.	34,440	502,058
Richelieu Hardware Ltd.	9,491	254,770
Ritchie Bros. Auctioneers, Inc.	8,545	558,230
Russel Metals, Inc.	30,287	627,371
Secure Energy Services, Inc.	80,952	424,859
ShawCor Ltd. *	63,777	465,331

65
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shopify, Inc., Class A *	7,331	251,353
Sienna Senior Living, Inc.	16,192	139,653
Sierra Wireless, Inc. *	5,309	157,709
Silvercorp Metals, Inc.	33,339	81,246
Sleep Country Canada Holdings, Inc.	7,579	124,727
SmartCentres Real Estate Investment Trust	22,050	432,147
SSR Mining, Inc.	17,583	242,124
Stantec, Inc.	15,541	760,424
Stelco Holdings, Inc.	6,611	166,494
Stella-Jones, Inc.	19,817	596,830
Superior Plus Corp.	54,241	412,476
The Descartes Systems Group, Inc. *	2,644	182,432
The North West Co., Inc.	14,087	366,561
TMX Group Ltd.	4,337	416,971
Torex Gold Resources, Inc. *	33,472	228,003
Toromont Industries Ltd.	9,218	708,426
TransAlta Corp.	75,311	663,363
TransAlta Renewables, Inc.	8,197	88,026
Transcontinental, Inc., Class A	46,028	525,368
Trican Well Service Ltd. *	44,146	117,304
Tricon Residential, Inc.	13,033	109,824
Turquoise Hill Resources Ltd. *	12,879	362,637
Uni-Select, Inc. *	9,365	254,000
Vermilion Energy, Inc.	55,674	1,299,135
Wajax Corp.	9,668	130,861
Western Forest Products, Inc.	156,796	141,564
Westshore Terminals Investment Corp.	7,798	139,492
Whitecap Resources, Inc.	50,737	393,278
Winpak Ltd.	7,569	230,678
Yamana Gold, Inc.	158,148	694,187
		43,547,766

Denmark 1.6%
Alm Brand A/S	96,530	131,920
Chr. Hansen Holding A/S	9,099	505,368
D/S Norden A/S	10,764	557,091
Demant A/S *	9,862	269,304
Dfds A/S	10,259	311,330
FLSmidth & Co. A/S	22,883	528,902
Genmab A/S *	1,378	530,816
GN Store Nord A/S	15,702	333,688
H Lundbeck A/S	72,065	269,645
H Lundbeck A/S, Class A *	19,805	67,293
Jyske Bank A/S *	12,538	676,665
Matas A/S	11,888	113,780
NKT A/S *	5,685	283,722
Per Aarsleff Holding A/S	9,895	276,455
Ringkjoebing Landbobank A/S	1,849	201,102
Rockwool A/S, Class B	1,471	292,956
Royal Unibrew A/S	6,451	368,508
Scandinavian Tobacco Group A/S, Class A	19,418	325,265
Schouw & Co. A/S	5,239	332,389
SimCorp A/S	3,967	236,872
Solar A/S, B Shares	1,734	130,767
Spar Nord Bank A/S	10,983	132,979
Sydbank A/S	16,234	494,331
Topdanmark A/S	5,563	256,750
Tryg A/S	26,914	582,129
		8,210,027

Finland 1.1%
Aktia Bank Oyj	14,210	141,273
Cargotec Oyj, B Shares	17,367	653,166
Finnair Oyj *(b)	418,660	177,273
Kamux Corp.	13,214	63,909
SECURITY	NUMBER OF SHARES	VALUE ($)
Kemira Oyj	41,097	542,660
Kojamo Oyj	15,939	207,440
Konecranes Oyj	24,749	622,696
Metsa Board Oyj, B Shares	40,446	304,252
Metso Outotec Oyj	35,237	267,417
Orion Oyj, B Shares	17,749	816,777
Sanoma Oyj	19,297	225,899
Terveystalo Oyj	12,693	78,505
TietoEVRY Oyj	21,594	514,784
Tokmanni Group Corp.	13,411	162,154
Uponor Oyj	15,801	209,876
Valmet Oyj	33,713	766,742
YIT Oyj	91,161	228,602
		5,983,425

France 4.1%
Accor S.A. *	27,080	648,876
Aeroports de Paris *	4,757	643,292
Altarea S.C.A.	734	97,778
Alten S.A.	4,674	546,064
Amundi S.A.	11,448	540,116
Beneteau S.A.	13,310	147,505
BioMerieux	4,294	379,927
Carmila S.A.	6,001	83,956
CGG S.A. *	675,124	573,503
Cie Plastic Omnium S.A.	35,145	492,451
Coface S.A.	24,169	269,053
Covivio	9,241	494,777
Dassault Aviation S.A.	3,210	476,744
Derichebourg S.A.	37,055	161,807
Elior Group S.A. *(b)	183,362	407,022
Eramet S.A.	2,079	136,199
Eurazeo SE	11,801	673,429
Eurofins Scientific SE	8,327	533,051
Euronext N.V.	6,058	384,494
Fnac Darty S.A.	13,862	428,243
Gaztransport Et Technigaz S.A.	2,235	260,017
Gecina S.A.	6,093	543,216
Getlink SE	44,783	708,668
ICADE	10,008	372,286
Imerys S.A.	20,057	820,967
Ipsen S.A.	4,379	450,020
IPSOS	11,916	576,820
JCDecaux SE *	25,247	318,752
Kaufman & Broad S.A.	9,356	227,338
Korian S.A.	32,462	306,728
La Francaise des Jeux SAEM	9,104	296,686
Lagardere S.A.	26,280	459,381
Maisons du Monde S.A.	22,414	219,710
Mercialys S.A.	28,386	245,803
Mersen S.A.	5,833	188,726
Metropole Television S.A.	29,790	308,104
Nexans S.A.	7,092	662,241
Nexity S.A.	24,478	490,301
Orpea S.A. *(b)	24,281	196,916
Quadient S.A.	26,306	370,106
Remy Cointreau S.A.	1,681	257,089
Rothschild & Co.	5,546	196,682
Sartorius Stedim Biotech	552	175,171
SMCP S.A. *	19,994	125,681
Societe BIC S.A.	12,661	726,819
SOITEC *	607	77,723
Sopra Steria Group S.A.	4,109	543,877
SPIE S.A.	34,811	814,353
Technicolor Creative Studios S.A. *	71,592	111,574
Technicolor S.A. *	71,592	53,280
Television Francaise 1	63,834	405,222

66
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Trigano S.A.	2,213	226,517
UbiSoft Entertainment S.A. *	17,374	476,671
Verallia S.A.	15,516	439,644
Vicat S.A.	11,893	272,626
Virbac S.A.	443	108,556
Worldline S.A. *	14,785	645,313
		21,797,871

Germany 3.8%
1&1 AG	20,268	267,007
Aareal Bank AG, Tender Shares *	22,018	696,297
ADLER Group S.A. *	36,475	54,083
ADVA Optical Networking SE *	6,450	132,029
Aroundtown S.A.	147,890	293,154
Bechtle AG	14,772	510,322
Befesa S.A.	4,618	160,394
Bilfinger SE	15,131	420,927
Borussia Dortmund GmbH & Co. KGaA *	33,259	122,955
CANCOM SE	9,011	222,679
Carl Zeiss Meditec AG, Class B	2,021	244,628
CECONOMY AG	232,363	378,149
Cewe Stiftung & Co. KGaA	1,936	151,650
CompuGroup Medical SE & Co. KgaA	2,205	69,665
CTS Eventim AG & Co., KGaA *	4,337	207,033
Deutsche Euroshop AG	3,798	81,392
Deutsche Pfandbriefbank AG	54,295	404,396
Deutsche Wohnen SE	11,236	226,632
Deutz AG	91,783	346,518
DIC Asset AG	7,006	48,297
Duerr AG	19,650	519,403
DWS Group GmbH & Co. KGaA	9,676	261,604
ElringKlinger AG	24,432	174,878
Encavis AG	5,362	99,828
Evotec SE *	3,889	74,175
Fielmann AG	5,115	162,946
Fraport AG Frankfurt Airport Services Worldwide *	10,209	393,313
Gerresheimer AG	8,370	479,506
Global Fashion Group S.A. *	45,177	76,084
Grand City Properties S.A.	18,704	181,945
GRENKE AG	6,633	135,279
Hamburger Hafen und Logistik AG	10,474	122,676
Heidelberger Druckmaschinen AG *	65,465	90,360
Hella GmbH & Co. KGaA	6,734	525,714
HelloFresh SE *	7,197	143,862
HOCHTIEF AG	11,238	597,007
Hornbach Holding AG & Co. KGaA	5,360	365,367
Hugo Boss AG	14,736	678,701
Jenoptik AG	10,203	223,681
JOST Werke AG	4,494	191,781
Kloeckner & Co. SE	80,279	629,160
Kontron AG	9,569	138,496
Krones AG	4,930	456,584
LEG Immobilien SE	7,050	460,260
Leoni AG *	41,733	293,729
Nemetschek SE	1,324	63,124
Nordex SE *	22,790	212,452
Norma Group SE	16,164	256,242
PATRIZIA SE	7,227	53,043
Puma SE	10,887	481,323
QIAGEN N.V. *	12,414	536,076
Rational AG	266	149,944
RTL Group S.A. *	18,279	620,498
SAF-Holland SE	27,071	200,404
Sartorius AG	59	17,392
Scout24 SE	7,727	395,970
Siltronic AG	5,297	329,410
SECURITY	NUMBER OF SHARES	VALUE ($)
Sixt SE	3,053	286,352
Software AG	12,111	264,952
Stabilus SE	6,354	348,579
Stroeer SE & Co. KGaA	5,018	204,578
Suedzucker AG	39,213	499,727
Synlab AG	6,821	87,827
TAG Immobilien AG	28,271	177,056
Takkt AG	17,666	228,793
Talanx AG *	18,699	702,229
Vantage Towers AG	4,443	124,957
Vitesco Technologies Group AG, Class A *	16,629	889,794
Wacker Chemie AG	2,990	348,112
Wacker Neuson SE	10,453	164,797
		20,158,177

Greece 0.0%
TT Hellenic Postbank S.A. *(a)	24,275	0

Hong Kong 2.6%
Asia Cement China Holdings Corp.	413,000	144,162
ASMPT Ltd.	78,700	432,889
BOC Aviation Ltd.	40,500	271,023
Brightoil Petroleum Holdings Ltd. *(a)	1,150,000	0
Budweiser Brewing Co. APAC Ltd.	178,500	375,693
Cathay Pacific Airways Ltd. *	414,363	375,756
Chow Sang Sang Holdings International Ltd.	213,000	196,440
Chow Tai Fook Jewellery Group Ltd.	300,200	513,965
CITIC Telecom International Holdings Ltd.	688,000	203,342
CK Infrastructure Holdings Ltd.	36,000	171,026
Cowell e Holdings, Inc. *	206,000	252,051
DFI Retail Group Holdings Ltd.	161,820	362,784
FIT Hon Teng Ltd. *	1,034,000	121,022
Fortune Real Estate Investment Trust	229,000	146,174
Haitong International Securities Group Ltd. *	1,629,929	118,293
Hang Lung Properties Ltd.	377,000	474,252
HKBN Ltd.	172,500	116,506
Huabao International Holdings Ltd.	248,735	114,623
Hysan Development Co., Ltd.	117,000	255,013
IGG, Inc. *	802,900	208,737
Jinchuan Group International Resources Co., Ltd.	1,757,000	116,372
JS Global Lifestyle Co., Ltd.	146,500	118,008
Kerry Logistics Network Ltd.	112,500	178,577
Kerry Properties Ltd.	322,000	509,367
L'Occitane International S.A.	47,500	116,623
Luk Fook Holdings International Ltd.	181,000	393,203
Man Wah Holdings Ltd.	263,200	146,861
Melco International Development Ltd. *	754,000	394,242
MGM China Holdings Ltd. *	232,000	93,408
MMG Ltd. *	1,172,000	231,103
NagaCorp Ltd.	394,149	179,745
Nexteer Automotive Group Ltd.	519,000	280,905
NWS Holdings Ltd.	710,000	503,498
Orient Overseas International Ltd.	13,000	189,971
Pacific Basin Shipping Ltd.	875,000	211,840
Power Assets Holdings Ltd.	23,643	113,050
Powerlong Real Estate Holdings Ltd.	2,081,000	169,826
Prada S.p.A.	56,000	255,127
Samsonite International S.A. *	296,057	636,063
Singamas Container Holdings Ltd.	1,304,989	99,719
Sino Land Co., Ltd.	644,746	688,470
SITC International Holdings Co., Ltd.	114,000	186,709
SJM Holdings Ltd. *	923,500	288,178
Sun Hung Kai & Co., Ltd.	258,000	90,093

67
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Swire Properties Ltd.	185,000	355,554
Texhong Textile Group Ltd.	161,500	104,016
The Bank of East Asia Ltd.	513,990	492,601
Truly International Holdings Ltd.	1,050,000	128,327
United Energy Group Ltd.	1,060,000	102,549
Value Partners Group Ltd.	425,000	101,228
Vitasoy International Holdings Ltd. *	152,000	259,559
VSTECS Holdings Ltd.	422,000	202,908
VTech Holdings Ltd.	82,000	436,503
Wynn Macau Ltd. *	603,200	240,469
Xinyi Glass Holdings Ltd.	318,000	408,679
		13,877,102

Ireland 0.3%
AIB Group plc	230,385	666,484
Dalata Hotel Group plc *	43,542	139,690
Glanbia plc	57,444	663,436
Irish Continental Group plc	37,869	153,101
		1,622,711

Israel 1.5%
Alony Hetz Properties & Investments Ltd.	6,475	75,947
Azrieli Group Ltd.	2,209	163,655
Bezeq The Israeli Telecommunication Corp., Ltd.	513,092	908,294
Cellcom Israel Ltd. *	31,208	156,235
Clal Insurance Enterprises Holdings Ltd. *	6,494	112,063
Delek Automotive Systems Ltd.	9,483	122,104
Delek Group Ltd. *	2,955	449,891
Elbit Systems Ltd.	2,828	572,204
FIBI Holdings Ltd.	3,687	173,852
Formula Systems 1985 Ltd.	1,088	88,310
G City Ltd. *	29,655	95,749
Harel Insurance Investments & Financial Services Ltd.	23,322	224,497
Isracard Ltd.	42,191	124,753
Israel Corp., Ltd.	1,306	565,305
Mivne Real Estate KD Ltd.	28,979	90,098
Mizrahi Tefahot Bank Ltd.	13,513	510,812
Nice Ltd. *	3,015	568,235
Oil Refineries Ltd.	1,493,980	556,380
Partner Communications Co., Ltd. *	22,341	168,411
Paz Oil Co., Ltd. *	4,824	576,289
Shikun & Binui Ltd. *	34,288	136,111
Shufersal Ltd.	32,594	222,504
Strauss Group Ltd.	6,489	162,339
The First International Bank of Israel Ltd.	6,406	276,620
The Phoenix Holdings Ltd.	18,107	196,137
Tower Semiconductor Ltd. *	15,608	667,021
		7,963,816

Italy 2.6%
ACEA S.p.A.	12,137	152,932
Alitalia - Linee Aeree Italiane S.p.A. *(a)	14,782	0
Amplifon S.p.A.	7,694	191,149
Anima Holding S.p.A.	105,108	325,537
Autogrill S.p.A. *	58,473	365,500
Azimut Holding S.p.A.	25,821	415,771
Banca Generali S.p.A.	9,821	293,586
Banca IFIS S.p.A.	13,150	155,274
Banca Mediolanum S.p.A.	52,847	395,396
Banca Monte dei Paschi di Siena S.p.A. *	3,568	6,733
Banca Popolare di Sondrio S.p.A.	127,720	458,139
BFF Bank S.p.A.	35,880	253,118
BPER Banca	434,495	803,945
SECURITY	NUMBER OF SHARES	VALUE ($)
Brembo S.p.A.	42,436	443,642
Buzzi Unicem S.p.A.	34,253	568,489
Cementir Holding N.V.	15,642	91,043
Credito Emiliano S.p.A.	15,441	91,550
Danieli & C Officine Meccaniche S.p.A.	2,500	51,026
Davide Campari-Milano N.V.	33,625	301,963
De'Longhi S.p.A.	16,289	281,047
DiaSorin S.p.A.	1,830	239,246
Enav S.p.A.	67,090	259,439
ERG S.p.A.	11,765	369,031
Esprinet S.p.A.	28,576	190,354
Fincantieri S.p.A. *	240,780	122,417
FinecoBank Banca Fineco S.p.A.	43,622	587,832
Infrastrutture Wireless Italiane S.p.A.	18,257	161,139
Interpump Group S.p.A.	10,354	400,860
Iren S.p.A.	296,660	440,861
Italgas S.p.A.	128,958	664,424
Maire Tecnimont S.p.A.	56,158	174,247
MARR S.p.A.	10,891	114,759
MFE-MediaForEurope N.V., Class A	540,350	189,557
MFE-MediaForEurope N.V., Class B	247,811	123,768
Moncler S.p.A.	14,726	635,342
Nexi S.p.A. *	16,044	138,708
OVS S.p.A.	135,423	252,816
Piaggio & C S.p.A.	63,754	163,793
Recordati Industria Chimica e Farmaceutica S.p.A.	10,775	404,833
Reply S.p.A.	1,574	171,210
Salvatore Ferragamo S.p.A.	13,390	196,820
Saras S.p.A. *	1,067,840	1,290,592
SOL S.p.A.	6,275	112,876
Technogym S.p.A.	21,082	144,939
Unieuro S.p.A.	12,701	137,077
UnipolSai Assicurazioni S.p.A.	141,004	317,932
Webuild S.p.A.	137,137	186,615
		13,837,327

Japan 35.3%
ABC-Mart, Inc.	9,300	414,526
Acom Co., Ltd.	117,300	256,260
Activia Properties, Inc.	61	180,685
Adastria Co., Ltd.	21,380	290,343
ADEKA Corp.	41,200	615,957
Advance Residence Investment Corp.	102	237,473
Aeon Delight Co., Ltd.	11,400	227,861
AEON Financial Service Co., Ltd.	55,300	541,199
Aeon Hokkaido Corp.	13,500	106,666
Aeon Mall Co., Ltd.	46,930	510,530
AEON REIT Investment Corp.	172	185,180
Ahresty Corp.	62,600	155,111
Ai Holdings Corp.	7,600	112,499
Aica Kogyo Co., Ltd.	22,200	477,135
Aichi Steel Corp.	21,300	297,877
Aida Engineering Ltd.	27,600	160,354
Aiful Corp.	62,600	170,495
Ain Holdings, Inc.	11,200	470,511
Aisan Industry Co., Ltd.	31,300	148,357
Akebono Brake Industry Co., Ltd. *	88,400	103,401
Alconix Corp.	15,900	146,253
Alpen Co., Ltd.	11,300	153,574
Amano Corp.	25,700	439,788
Anritsu Corp.	31,700	319,056
AOKI Holdings, Inc.	48,900	236,355
Aoyama Trading Co., Ltd.	91,400	637,601
Aozora Bank Ltd.	35,800	615,823
Arata Corp.	21,600	596,394
Arcland Sakamoto Co., Ltd.	14,200	140,839

68
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Arcs Co., Ltd.	48,400	645,136
Ariake Japan Co., Ltd.	4,000	138,577
As One Corp.	2,880	122,810
Asahi Diamond Industrial Co., Ltd.	21,100	105,395
Asahi Holdings, Inc.	19,600	249,965
Asahi Intecc Co., Ltd.	11,100	189,090
Asanuma Corp.	9,600	176,614
Asics Corp.	39,600	606,820
ASKUL Corp.	15,900	166,055
Autobacs Seven Co., Ltd.	42,200	401,390
Avex, Inc.	20,600	230,916
Axial Retailing, Inc.	14,500	330,197
Azbil Corp.	25,500	692,980
BayCurrent Consulting, Inc.	3,000	84,172
Belc Co., Ltd.	5,600	214,216
Bell System24 Holdings, Inc.	9,400	87,318
Belluna Co., Ltd.	37,300	179,756
Benesse Holdings, Inc.	33,600	495,683
BIPROGY, Inc.	22,100	477,390
BML, Inc.	7,300	165,020
Bunka Shutter Co., Ltd.	36,300	261,003
Calbee, Inc.	27,900	560,428
Canon Electronics, Inc.	12,500	131,986
Canon Marketing Japan, Inc.	28,900	609,848
Capcom Co., Ltd.	13,000	361,594
Cawachi Ltd.	15,700	217,287
Central Glass Co., Ltd.	29,300	691,850
Chudenko Corp.	16,500	227,740
Chugin Financial Group, Inc.	47,000	283,315
Chugoku Marine Paints Ltd.	25,800	158,443
Citizen Watch Co., Ltd.	178,500	749,648
CKD Corp.	20,900	256,325
CMK Corp.	27,700	99,702
Colowide Co., Ltd.	11,300	138,663
Comforia Residential REIT, Inc.	39	82,795
Cosmos Pharmaceutical Corp.	5,070	490,344
Create SD Holdings Co., Ltd.	10,100	215,162
Credit Saison Co., Ltd.	72,700	777,044
CyberAgent, Inc.	53,500	439,512
Daihen Corp.	8,700	224,345
Daiho Corp.	8,700	246,716
Daiichikosho Co., Ltd.	16,700	478,834
Daiken Corp.	9,800	131,215
Daiki Aluminium Industry Co., Ltd.	14,400	123,992
Daikokutenbussan Co., Ltd.	2,800	85,404
Daio Paper Corp.	40,000	295,119
Daiseki Co., Ltd.	6,460	199,610
Daishi Hokuetsu Financial Group, Inc.	12,300	217,232
Daito Pharmaceutical Co., Ltd.	5,000	85,998
Daiwa House REIT Investment Corp.	132	266,415
Daiwa Office Investment Corp.	21	99,210
Daiwa Securities Living Investments Corp.	131	101,685
DCM Holdings Co., Ltd.	73,900	575,807
Dena Co., Ltd.	26,086	340,226
Descente Ltd.	7,852	188,456
Dexerials Corp.	6,600	153,719
Disco Corp.	2,975	711,562
DMG Mori Co., Ltd.	36,100	417,772
Doshisha Co., Ltd.	18,000	182,962
Doutor Nichires Holdings Co., Ltd.	22,600	252,129
DTS Corp.	11,400	271,031
Duskin Co., Ltd.	20,900	400,768
DyDo Group Holdings, Inc.	5,500	167,828
Eagle Industry Co., Ltd.	26,300	195,060
Earth Corp.	5,500	190,375
Eizo Corp.	8,850	215,290
Elecom Co., Ltd.	14,527	134,576
en-japan, Inc.	6,000	104,226
SECURITY	NUMBER OF SHARES	VALUE ($)
ESPEC Corp.	6,600	84,636
Exedy Corp.	42,800	501,762
Ezaki Glico Co., Ltd.	25,700	578,198
Fancl Corp.	11,100	210,291
FCC Co., Ltd.	36,400	353,915
Food & Life Cos., Ltd.	13,800	232,130
Foster Electric Co., Ltd.	52,998	276,960
FP Corp.	12,460	296,430
Frontier Real Estate Investment Corp.	36	127,097
Fudo Tetra Corp.	8,577	85,181
Fuji Co., Ltd.	19,100	236,213
Fuji Corp.	29,838	393,986
Fuji Media Holdings, Inc.	37,100	258,034
Fuji Oil Co., Ltd.	61,000	124,399
Fuji Oil Holdings, Inc.	25,500	401,464
Fuji Seal International, Inc.	25,900	303,415
Fuji Soft, Inc.	6,200	337,294
Fujibo Holdings, Inc.	5,100	115,481
Fujimi, Inc.	2,000	83,502
Fujimori Kogyo Co., Ltd.	9,300	194,264
Fujitec Co., Ltd.	21,600	429,049
Fujitsu General Ltd.	17,510	399,613
Fukuoka Financial Group, Inc.	41,500	706,148
Fukuoka REIT Corp.	93	108,557
Fukuyama Transporting Co., Ltd.	15,699	342,530
Furukawa Co., Ltd.	28,300	248,143
Furuno Electric Co., Ltd.	18,400	132,697
Fuso Chemical Co., Ltd.	3,300	74,540
Futaba Corp.	26,000	105,205
Futaba Industrial Co., Ltd.	144,700	363,196
Fuyo General Lease Co., Ltd.	4,045	224,806
Gakken Holdings Co., Ltd.	13,500	89,020
Geo Holdings Corp.	40,700	532,506
GLOBERIDE, Inc.	5,500	85,965
Glory Ltd.	40,400	622,913
GLP J-REIT	216	224,010
GMO internet group, Inc.	8,900	153,444
Godo Steel Ltd.	13,800	158,527
Goldwin, Inc.	3,800	198,449
Gree, Inc.	18,200	102,303
GungHo Online Entertainment, Inc.	14,350	212,109
Gunze Ltd.	12,800	328,792
H.I.S. Co., Ltd. *	16,300	225,838
H.U. Group Holdings, Inc.	27,500	511,907
Hakuto Co., Ltd.	4,600	118,498
Hamakyorex Co., Ltd.	10,800	241,243
Hamamatsu Photonics K.K.	11,900	538,371
Hazama Ando Corp.	123,300	714,601
Heiwa Corp.	22,600	364,609
Heiwa Real Estate Co., Ltd.	6,000	166,372
Heiwado Co., Ltd.	32,500	411,280
Hikari Tsushin, Inc.	5,050	610,012
Hirata Corp.	4,300	125,790
Hirose Electric Co., Ltd.	5,039	653,666
Hisamitsu Pharmaceutical Co., Inc.	21,300	525,507
Hitachi Transport System Ltd. *	9,300	556,568
Hitachi Zosen Corp.	87,100	502,132
Hogy Medical Co., Ltd.	5,800	128,638
Hokuetsu Corp.	93,000	482,434
Hokuhoku Financial Group, Inc.	70,800	425,349
Hokuto Corp.	7,100	91,644
Horiba Ltd.	12,100	496,433
Hoshizaki Corp.	22,900	656,084
Hosiden Corp.	50,400	531,612
Hosokawa Micron Corp.	5,200	94,355
House Foods Group, Inc.	29,700	555,460
Hulic Co., Ltd.	78,500	570,251
Hulic REIT, Inc.	93	108,944

69
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ibiden Co., Ltd.	18,700	630,327
Ichikoh Industries Ltd.	48,100	137,331
Idec Corp.	4,900	104,952
IDOM, Inc.	28,800	144,176
Iino Kaiun Kaisha Ltd.	35,500	176,673
Inaba Denki Sangyo Co., Ltd.	34,200	638,405
Inabata & Co., Ltd.	43,400	717,028
Industrial & Infrastructure Fund Investment Corp.	94	99,277
Ines Corp.	7,800	79,351
INFRONEER Holdings, Inc.	88,586	614,106
Intage Holdings, Inc.	7,700	84,718
Internet Initiative Japan, Inc.	17,200	269,979
Invincible Investment Corp.	415	130,274
Iriso Electronics Co., Ltd.	5,500	159,346
Iseki & Co., Ltd.	12,865	106,292
Ishihara Sangyo Kaisha Ltd.	27,700	190,779
Ito En Ltd.	11,700	412,078
Itochu Enex Co., Ltd.	60,700	417,716
Itochu Techno-Solutions Corp.	22,100	512,361
Iyogin Holdings, Inc.	73,300	343,909
Izumi Co., Ltd.	34,700	700,005
Jaccs Co., Ltd.	11,900	288,565
JAFCO Group Co., Ltd.	18,000	276,179
Japan Airport Terminal Co., Ltd. *	6,100	261,085
Japan Aviation Electronics Industry Ltd.	26,000	404,661
Japan Display, Inc. *	465,500	155,866
Japan Excellent, Inc.	163	150,734
Japan Hotel REIT Investment Corp.	344	181,239
Japan Lifeline Co., Ltd.	21,800	147,004
Japan Logistics Fund, Inc.	52	111,409
Japan Metropolitan Fund Invest	661	486,978
Japan Petroleum Exploration Co., Ltd.	19,200	498,872
Japan Post Bank Co., Ltd.	91,200	607,677
Japan Prime Realty Investment Corp.	83	225,415
Japan Real Estate Investment Corp.	113	473,502
JEOL Ltd.	3,400	124,417
JM Holdings Co., Ltd.	7,960	90,712
Joshin Denki Co., Ltd.	33,200	427,354
Joyful Honda Co., Ltd.	37,800	460,755
Juki Corp.	29,900	146,743
JVCKenwood Corp.	279,500	405,777
Kadokawa Corp.	11,800	211,272
Kaga Electronics Co., Ltd.	12,000	355,642
Kagome Co., Ltd.	19,200	383,747
Kakaku.com, Inc.	13,900	235,091
Kaken Pharmaceutical Co., Ltd.	13,782	352,754
Kamigumi Co., Ltd.	45,600	867,161
Kanamoto Co., Ltd.	26,800	386,885
Kandenko Co., Ltd.	101,600	571,088
Kansai Paint Co., Ltd.	51,160	667,597
Kanto Denka Kogyo Co., Ltd.	19,600	125,027
Katitas Co., Ltd.	4,261	95,351
Kato Sangyo Co., Ltd.	26,700	624,043
Kawasaki Kisen Kaisha Ltd.	31,800	482,190
Keihan Holdings Co., Ltd.	28,800	740,931
Keikyu Corp.	71,000	728,824
Keisei Electric Railway Co., Ltd.	23,700	629,047
Keiyo Co., Ltd.	21,800	132,819
Kenedix Office Investment Corp.	78	177,684
Kenedix Residential Next Investment Corp.	60	87,964
Kenedix Retail REIT Corp.	48	86,288
KFC Holdings Japan Ltd.	4,600	86,093
KH Neochem Co., Ltd.	11,300	192,873
Kissei Pharmaceutical Co., Ltd.	9,600	169,578
Kitz Corp.	59,100	350,365
Koa Corp.	7,500	108,018
SECURITY	NUMBER OF SHARES	VALUE ($)
Kobayashi Pharmaceutical Co., Ltd.	7,400	392,694
Koei Tecmo Holdings Co., Ltd.	9,160	138,215
Kohnan Shoji Co., Ltd.	16,500	345,478
Kojima Co., Ltd.	19,100	79,077
Kokusai Pulp & Paper Co., Ltd.	39,700	216,729
Kokuyo Co., Ltd.	45,800	568,080
Komeri Co., Ltd.	21,900	382,066
Konami Group Corp.	13,400	587,339
Kose Corp.	5,800	578,959
Kumagai Gumi Co., Ltd.	28,800	486,872
Kumiai Chemical Industry Co., Ltd.	27,500	180,733
Kura Sushi, Inc.	6,000	140,352
Kureha Corp.	6,900	443,046
Kusuri no Aoki Holdings Co., Ltd.	4,900	236,194
KYB Corp.	13,900	304,075
Kyoei Steel Ltd.	24,900	219,865
Kyokuto Kaihatsu Kogyo Co., Ltd.	18,100	168,193
KYORIN Holdings, Inc.	19,700	243,766
Kyoritsu Maintenance Co., Ltd.	5,100	210,099
Kyowa Kirin Co., Ltd.	34,900	821,954
Kyudenko Corp.	26,400	559,955
Kyushu Financial Group, Inc.	115,500	292,057
Lawson, Inc.	19,383	619,229
Life Corp.	16,900	251,894
Lintec Corp.	28,900	433,604
M3, Inc.	11,300	336,742
Mabuchi Motor Co., Ltd.	19,800	537,261
Macnica Holdings, Inc.	34,800	696,037
Makino Milling Machine Co., Ltd.	12,650	390,867
Mandom Corp.	20,000	202,338
Maruha Nichiro Corp.	39,200	604,455
Marui Group Co., Ltd.	38,900	636,419
Maruichi Steel Tube Ltd.	21,800	411,490
Maruwa Co., Ltd.	900	105,743
Matsuda Sangyo Co., Ltd.	8,800	131,281
Max Co., Ltd.	15,500	220,902
Maxell Holdings Ltd.	29,400	243,901
MCJ Co., Ltd.	32,100	202,723
Mebuki Financial Group, Inc.	318,276	618,946
Megachips Corp.	4,300	73,605
Megmilk Snow Brand Co., Ltd.	53,000	577,187
Meidensha Corp.	22,800	303,338
Meiko Electronics Co., Ltd.	4,200	74,456
Meitec Corp.	16,800	282,976
Menicon Co., Ltd.	6,400	109,273
METAWATER Co., Ltd.	6,500	83,184
Mimasu Semiconductor Industry Co., Ltd.	5,700	88,146
MIRAIT ONE Corp.	56,800	545,827
Mitsuba Corp.	66,500	175,566
Mitsubishi HC Capital, Inc.	112,300	481,886
Mitsubishi Logisnext Co., Ltd.	40,200	207,174
Mitsubishi Logistics Corp.	22,300	489,337
Mitsui E&S Holdings Co., Ltd. *	70,900	198,918
Mitsui High-Tec, Inc.	1,270	65,649
Mitsui Matsushima Holdings Co., Ltd.	5,600	90,261
Mitsui-Soko Holdings Co., Ltd.	14,400	300,186
Miura Co., Ltd.	16,400	333,993
Mixi, Inc.	31,100	487,555
Mizuho Leasing Co., Ltd.	8,700	189,559
Mizuno Corp.	18,200	311,582
Mochida Pharmaceutical Co., Ltd.	7,400	170,404
Monex Group, Inc.	23,700	82,329
MonotaRO Co., Ltd.	10,400	157,870
Mori Hills Reit Investment Corp.	98	107,347
Mori Trust Sogo REIT, Inc.	103	102,785
Morinaga & Co., Ltd.	16,000	400,195
MOS Food Services, Inc.	6,900	146,382
Musashi Seimitsu Industry Co., Ltd.	27,500	317,384

70
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Nabtesco Corp.	34,300	728,546
Nachi-Fujikoshi Corp.	14,000	366,753
Namura Shipbuilding Co., Ltd. *	33,100	121,472
Nankai Electric Railway Co., Ltd.	34,800	703,981
NEC Networks & System Integration Corp.	20,500	219,679
NET One Systems Co., Ltd.	18,548	380,951
Nexon Co., Ltd.	34,422	576,025
Nichias Corp.	30,000	462,842
Nichicon Corp.	23,700	223,108
Nichiha Corp.	16,500	312,452
Nichi-iko Pharmaceutical Co., Ltd. *	69,772	218,661
Nichireki Co., Ltd.	16,000	140,429
Nifco, Inc.	29,700	689,766
Nihon Chouzai Co., Ltd.	10,572	93,877
Nihon Kohden Corp.	22,700	508,301
Nihon M&A Center Holdings, Inc.	13,300	150,075
Nihon Parkerizing Co., Ltd.	47,300	307,483
Nikkiso Co., Ltd.	39,700	264,557
Nikkon Holdings Co., Ltd.	32,900	513,955
Nippn Corp.	39,600	416,829
Nippon Accommodations Fund, Inc.	31	132,008
Nippon Building Fund, Inc.	113	502,312
Nippon Carbon Co., Ltd.	3,200	90,584
Nippon Chemi-Con Corp. *	13,900	174,820
Nippon Coke & Engineering Co., Ltd.	99,716	54,261
Nippon Denko Co., Ltd.	55,700	127,085
Nippon Densetsu Kogyo Co., Ltd.	25,100	280,822
Nippon Gas Co., Ltd.	27,200	395,134
Nippon Kanzai Co., Ltd.	4,600	78,197
Nippon Kayaku Co., Ltd.	77,400	614,796
Nippon Paint Holdings Co., Ltd.	71,101	453,128
Nippon Prologis REIT, Inc.	101	211,928
NIPPON REIT Investment Corp.	42	103,683
Nippon Sanso Holdings Corp.	30,900	491,972
Nippon Sheet Glass Co., Ltd. *	136,300	508,345
Nippon Shinyaku Co., Ltd.	6,800	376,490
Nippon Shokubai Co., Ltd.	21,146	758,523
Nippon Signal Co., Ltd.	34,400	233,170
Nippon Soda Co., Ltd.	14,300	426,609
Nippon Television Holdings, Inc.	12,700	94,708
Nippon Thompson Co., Ltd.	30,200	107,711
Nippon Yakin Kogyo Co., Ltd.	11,110	211,201
Nipro Corp.	69,200	521,649
Nishimatsu Construction Co., Ltd.	15,200	370,073
Nishimatsuya Chain Co., Ltd.	19,900	182,432
Nishi-Nippon Financial Holdings, Inc.	64,200	327,433
Nishi-Nippon Railroad Co., Ltd.	28,900	566,837
Nishio Rent All Co., Ltd.	13,000	261,382
Nissha Co., Ltd.	22,300	262,546
Nisshinbo Holdings, Inc.	100,600	697,337
Nissin Electric Co., Ltd.	17,000	157,796
Nitta Corp.	8,100	157,170
Nittetsu Mining Co., Ltd.	10,400	206,909
Nitto Boseki Co., Ltd.	9,600	142,291
Nitto Kogyo Corp.	17,400	287,975
Noevir Holdings Co., Ltd.	3,200	118,291
NOF Corp.	16,400	564,102
Nohmi Bosai Ltd.	8,600	92,770
Nojima Corp.	56,200	468,053
Nomura Co., Ltd.	28,500	208,175
Nomura Real Estate Master Fund, Inc.	465	530,487
Nomura Research Institute Ltd.	27,580	610,351
Noritake Co., Ltd.	7,300	202,652
Noritz Corp.	21,000	215,555
North Pacific Bank Ltd.	103,600	164,564
NS Solutions Corp.	9,700	222,946
NS United Kaiun Kaisha Ltd.	3,400	84,620
NSD Co., Ltd.	12,500	213,607
SECURITY	NUMBER OF SHARES	VALUE ($)
NTN Corp.	439,803	782,905
NTT UD REIT Investment Corp.	121	118,539
Obic Co., Ltd.	2,900	435,182
Ohsho Food Service Corp.	2,700	115,123
Okamura Corp.	50,300	463,021
Okasan Securities Group, Inc.	60,300	143,430
Oki Electric Industry Co., Ltd.	100,900	500,201
OKUMA Corp.	14,800	495,426
Okumura Corp.	23,500	444,381
Okuwa Co., Ltd.	47,800	295,555
Onoken Co., Ltd.	21,000	203,095
Onward Holdings Co., Ltd.	125,700	261,940
Open House Group Co., Ltd.	12,500	444,617
Optex Group Co., Ltd.	6,800	93,614
Oracle Corp. Japan	5,600	298,320
Organo Corp.	6,800	117,324
Orient Corp.	27,260	220,802
Orix JREIT, Inc.	253	339,429
Osaka Soda Co., Ltd.	10,100	245,469
OSG Corp.	30,200	383,941
Outsourcing, Inc.	29,800	232,145
Oyo Corp.	7,100	107,790
Pacific Industrial Co., Ltd.	36,800	259,200
PAL GROUP Holdings Co., Ltd.	7,300	104,239
Paramount Bed Holdings Co., Ltd.	14,300	254,566
Park24 Co., Ltd. *	33,100	441,155
Pasona Group, Inc.	8,500	116,922
Pigeon Corp.	27,000	353,675
Pilot Corp.	10,900	423,784
Plenus Co., Ltd.	14,100	249,774
Pola Orbis Holdings, Inc.	29,200	322,519
Press Kogyo Co., Ltd.	133,400	373,065
Pressance Corp.	7,800	80,015
Prima Meat Packers Ltd.	27,600	365,234
Qol Holdings Co., Ltd.	18,300	150,970
Raito Kogyo Co., Ltd.	19,000	259,189
Rakuten Group, Inc.	130,583	582,970
Relia, Inc.	26,000	174,476
Relo Group, Inc.	17,300	243,832
Resorttrust, Inc.	16,888	259,931
Restar Holdings Corp.	21,900	310,596
Retail Partners Co., Ltd.	39,800	327,896
Riken Corp.	10,300	156,978
Riso Kagaku Corp.	6,300	100,071
Rock Field Co., Ltd.	7,800	75,722
Rohto Pharmaceutical Co., Ltd.	18,900	587,942
Roland DG Corp.	3,900	83,596
Round One Corp.	51,100	217,426
Royal Holdings Co., Ltd. *	10,100	161,514
Ryobi Ltd.	51,400	455,697
Ryoyo Electro Corp.	10,600	163,462
S Foods, Inc.	15,400	281,884
Saizeriya Co., Ltd.	10,900	203,362
Sakai Chemical Industry Co., Ltd.	10,800	142,707
Sakai Moving Service Co., Ltd.	3,200	101,148
Sakata INX Corp.	35,200	251,898
Sakata Seed Corp.	5,900	194,463
SAMTY Co., Ltd.	7,800	123,274
San-A Co., Ltd.	10,700	312,080
Sangetsu Corp.	32,000	338,835
Sanken Electric Co., Ltd.	6,600	226,078
Sanki Engineering Co., Ltd.	32,900	356,140
Sankyo Co., Ltd.	12,100	399,564
Sanoh Industrial Co., Ltd.	24,052	109,691
Sanrio Co., Ltd.	6,068	161,804
Sanyo Chemical Industries Ltd.	6,850	194,007
Sanyo Denki Co., Ltd.	4,200	153,738
Sanyo Special Steel Co., Ltd.	13,100	168,086

71
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sapporo Holdings Ltd.	30,800	679,349
Sato Holdings Corp.	13,400	165,306
SBS Holdings, Inc.	3,900	75,936
SCREEN Holdings Co., Ltd.	8,300	455,561
SCSK Corp.	30,728	453,344
Seibu Holdings, Inc.	79,355	710,324
Seiko Holdings Corp.	15,900	336,780
Seiren Co., Ltd.	15,600	244,344
Sekisui House REIT, Inc.	260	140,100
Sekisui Jushi Corp.	14,400	164,886
Senko Group Holdings Co., Ltd.	82,800	553,096
Senshu Ikeda Holdings, Inc.	117,600	168,539
Seven Bank Ltd.	209,400	377,715
Sharp Corp.	86,503	518,852
Shibaura Machine Co., Ltd.	9,700	188,300
Shima Seiki Manufacturing Ltd.	11,600	161,840
Shindengen Electric Manufacturing Co., Ltd.	5,800	143,240
Shin-Etsu Polymer Co., Ltd.	11,400	95,020
Shinko Electric Industries Co., Ltd.	8,000	192,250
Shinmaywa Industries Ltd.	50,100	341,665
Shinsei Bank Ltd.	16,131	240,040
Ship Healthcare Holdings, Inc.	30,800	590,709
Shizuoka Financial Group, Inc.	109,300	690,210
Shizuoka Gas Co., Ltd.	36,900	270,290
SHO-BOND Holdings Co., Ltd.	5,600	242,256
Shochiku Co., Ltd.	1,550	123,037
Shoei Foods Corp.	5,800	160,067
Showa Sangyo Co., Ltd.	20,700	351,833
Siix Corp.	31,900	245,945
Sinfonia Technology Co., Ltd.	12,100	110,084
SKY Perfect JSAT Holdings, Inc.	83,900	293,862
Skylark Holdings Co., Ltd. *	64,500	688,051
Sodick Co., Ltd.	25,500	132,533
Sotetsu Holdings, Inc.	28,600	433,123
Square Enix Holdings Co., Ltd.	15,000	669,330
St Marc Holdings Co., Ltd.	12,900	140,777
Star Micronics Co., Ltd.	16,000	183,280
Starts Corp., Inc.	14,100	249,055
Sugi Holdings Co., Ltd.	15,500	621,629
Sumida Corp.	14,226	94,098
Sumitomo Bakelite Co., Ltd.	12,000	324,795
Sumitomo Mitsui Construction Co., Ltd.	181,680	533,721
Sumitomo Osaka Cement Co., Ltd.	29,600	630,208
Sumitomo Pharma Co., Ltd.	68,031	473,898
Sumitomo Riko Co., Ltd.	52,455	206,840
Sun Frontier Fudousan Co., Ltd.	10,800	83,387
Suruga Bank Ltd.	116,900	309,660
SWCC Showa Holdings Co., Ltd.	13,400	160,972
Systena Corp.	27,400	76,799
T RAD Co., Ltd.	6,800	124,186
Tachi-S Co., Ltd.	34,900	258,789
Tadano Ltd.	58,700	358,815
Taiho Kogyo Co., Ltd.	20,300	94,357
Taikisha Ltd.	18,200	429,409
Taisho Pharmaceutical Holdings Co., Ltd.	16,400	591,516
Taiyo Holdings Co., Ltd.	6,600	116,400
Takamatsu Construction Group Co., Ltd.	10,800	140,833
Takaoka Toko Co., Ltd.	7,700	95,035
Takara Holdings, Inc.	70,963	493,612
Takara Leben Co., Ltd.	69,100	185,762
Takara Standard Co., Ltd.	37,300	320,290
Takasago Thermal Engineering Co., Ltd.	41,400	503,633
Takeuchi Manufacturing Co., Ltd.	15,000	302,505
Takuma Co., Ltd.	26,600	220,840
Tamura Corp.	37,500	186,536
Tanseisha Co., Ltd.	23,800	128,278
TBS Holdings, Inc.	17,300	179,209
SECURITY	NUMBER OF SHARES	VALUE ($)
TechnoPro Holdings, Inc.	13,300	319,072
T-Gaia Corp.	18,500	205,924
The 77 Bank Ltd.	22,600	273,869
The Awa Bank Ltd.	10,900	137,022
The Bank of Kyoto Ltd.	9,300	335,133
The Chiba Bank Ltd.	128,700	705,163
The Gunma Bank Ltd.	162,400	442,940
The Hachijuni Bank Ltd.	133,800	426,709
The Hyakugo Bank Ltd.	60,600	134,143
The Hyakujushi Bank Ltd.	8,600	96,416
The Japan Steel Works Ltd.	18,300	377,867
The Japan Wool Textile Co., Ltd.	35,100	235,307
The Keiyo Bank Ltd.	41,100	144,365
The Kiyo Bank Ltd.	17,900	172,377
The Musashino Bank Ltd.	13,000	150,124
The Nanto Bank Ltd.	11,600	166,221
The Nisshin Oillio Group Ltd.	21,700	465,265
The Ogaki Kyoritsu Bank Ltd.	13,200	155,830
The Okinawa Electric Power Co., Inc.	45,482	315,640
The San-in Godo Bank Ltd.	49,500	235,733
The Shiga Bank Ltd.	12,300	208,221
The Sumitomo Warehouse Co., Ltd.	20,400	276,883
THK Co., Ltd.	38,500	671,435
TKC Corp.	5,900	150,609
Toa Corp.	10,300	168,399
Toagosei Co., Ltd.	70,700	543,205
Tocalo Co., Ltd.	14,100	112,653
Toda Corp.	131,200	655,772
Toei Co., Ltd.	1,400	171,964
Toho Co., Ltd.	18,500	657,831
Toho Zinc Co., Ltd.	10,700	153,058
Tokai Carbon Co., Ltd.	72,100	470,518
TOKAI Holdings Corp.	64,400	384,615
Tokai Rika Co., Ltd.	65,469	683,201
Tokai Tokyo Financial Holdings, Inc.	58,200	133,414
Token Corp.	5,650	297,837
Tokyo Century Corp.	14,200	484,325
Tokyo Ohka Kogyo Co., Ltd.	6,800	293,159
Tokyo Seimitsu Co., Ltd.	10,600	318,791
Tokyo Steel Manufacturing Co., Ltd.	30,200	259,288
Tokyo Tatemono Co., Ltd.	56,700	779,757
Tokyo Tekko Co., Ltd.	12,900	116,268
Tokyu Construction Co., Ltd.	76,600	321,466
Tokyu REIT, Inc.	76	108,250
Tomy Co., Ltd.	44,700	392,504
Topcon Corp.	26,400	288,772
Topre Corp.	58,700	464,149
Toshiba TEC Corp.	10,200	264,071
Totetsu Kogyo Co., Ltd.	19,600	325,386
Towa Pharmaceutical Co., Ltd.	9,500	142,993
Toyo Construction Co., Ltd.	46,900	283,386
Toyo Ink SC Holdings Co., Ltd.	33,400	430,053
Toyo Tire Corp.	60,500	709,754
Toyobo Co., Ltd.	87,300	609,810
Toyota Boshoku Corp.	52,900	673,130
TPR Co., Ltd.	39,600	332,413
Trancom Co., Ltd.	4,100	210,073
Transcosmos, Inc.	12,600	289,665
Trend Micro, Inc.	14,900	751,310
Trusco Nakayama Corp.	21,200	283,965
TSI Holdings Co., Ltd.	115,400	349,247
Tsubaki Nakashima Co., Ltd.	21,200	175,621
Tsubakimoto Chain Co.	26,900	575,922
Tsugami Corp.	11,900	89,121
Tsumura & Co.	18,690	390,366
TV Asahi Holdings Corp.	16,490	154,460
UACJ Corp.	28,330	402,817
Uchida Yoko Co., Ltd.	5,300	161,691

72
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ulvac, Inc.	14,700	579,489
Unipres Corp.	88,800	518,994
United Arrows Ltd.	22,700	308,443
United Super Markets Holdings, Inc.	76,100	535,826
United Urban Investment Corp.	365	386,180
Unitika Ltd. *	63,386	116,656
Ushio, Inc.	34,200	355,146
USS Co., Ltd.	28,973	437,166
UT Group Co., Ltd.	4,400	71,725
V Technology Co., Ltd.	6,000	112,855
Valor Holdings Co., Ltd.	45,100	521,511
Valqua Ltd.	7,000	123,819
VT Holdings Co., Ltd.	61,400	198,923
Wacoal Holdings Corp.	32,300	520,098
Wacom Co., Ltd.	29,700	128,877
Wakita & Co., Ltd.	27,300	215,517
Warabeya Nichiyo Holdings Co., Ltd.	22,100	261,318
Welcia Holdings Co., Ltd.	29,200	610,321
World Co., Ltd.	20,400	191,443
Xebio Holdings Co., Ltd.	34,909	236,761
Yamaguchi Financial Group, Inc.	78,700	414,455
Yamato Kogyo Co., Ltd.	10,900	316,534
Yamazen Corp.	71,300	443,278
Yaoko Co., Ltd.	8,792	382,479
Yellow Hat Ltd.	20,700	248,181
Yodogawa Steel Works Ltd.	16,600	269,849
Yokogawa Bridge Holdings Corp.	16,900	224,594
Yokohama Reito Co., Ltd.	31,800	192,882
Yokowo Co., Ltd.	6,300	85,870
Yondoshi Holdings, Inc.	11,800	135,001
Yoshinoya Holdings Co., Ltd.	16,700	262,472
Yuasa Trading Co., Ltd.	20,400	507,763
Zenkoku Hosho Co., Ltd.	6,300	207,880
Zenrin Co., Ltd.	16,900	99,474
Zensho Holdings Co., Ltd.	22,100	551,557
Zeon Corp.	67,500	568,975
ZERIA Pharmaceutical Co., Ltd.	10,500	156,414
Zojirushi Corp.	15,400	155,280
ZOZO, Inc.	8,300	176,111
		187,105,401

Luxembourg 0.0%
Espirito Santo Financial Group S.A. *(a)	69,773	0

Netherlands 1.4%
Adyen N.V. *	237	338,341
AMG Advanced Metallurgical Group N.V.	4,908	153,340
Arcadis N.V.	15,574	528,536
ASM International N.V.	2,196	485,798
Basic-Fit N.V. *(b)	2,622	66,038
BE Semiconductor Industries N.V.	6,970	355,224
Corbion N.V.	12,031	320,375
Eurocommercial Properties N.V. CVA	11,511	253,125
Flow Traders	7,784	187,390
ForFarmers N.V.	49,937	135,366
Fugro N.V. *	28,757	373,530
Heijmans N.V. CVA	13,776	139,595
IMCD N.V.	4,341	563,003
Intertrust N.V. *	17,078	336,872
JDE Peet's N.V.	13,222	378,481
Koninklijke BAM Groep N.V. *	166,001	362,284
Koninklijke Vopak N.V.	21,661	442,577
OCI N.V.	10,874	415,908
PostNL N.V.	175,221	274,342
Prosus N.V. *	4,684	202,544
Sligro Food Group N.V.	20,434	296,446
SECURITY	NUMBER OF SHARES	VALUE ($)
TKH Group N.V.	11,542	408,151
TomTom N.V. *	15,303	119,624
Van Lanschot Kempen N.V.	7,218	155,778
Wereldhave N.V.	16,510	202,192
		7,494,860

New Zealand 1.0%
Auckland International Airport Ltd. *	92,781	414,770
Chorus Ltd.	95,460	460,853
Contact Energy Ltd.	179,322	786,579
EBOS Group Ltd.	23,071	502,972
Fisher & Paykel Healthcare Corp., Ltd.	40,881	464,613
Freightways Ltd.	24,166	145,207
Genesis Energy Ltd.	186,903	307,352
Infratil Ltd.	43,067	218,684
KMD Brands Ltd.	142,254	89,307
Mainfreight Ltd.	6,754	298,486
Mercury NZ Ltd.	111,529	377,112
Meridian Energy Ltd.	217,444	616,366
Ryman Healthcare Ltd.	27,584	134,342
The a2 Milk Co., Ltd. *	93,212	314,019
		5,130,662

Norway 1.9%
Aker A.S.A., A Shares	4,081	287,970
Aker BP A.S.A.	45,644	1,449,943
Aker Solutions A.S.A.	69,741	266,275
Atea A.S.A. *	24,671	274,527
Austevoll Seafood A.S.A.	28,643	212,245
Bakkafrost P/F	5,523	276,249
Borregaard A.S.A.	13,331	179,239
BW LPG Ltd.	40,577	328,298
BW Offshore Ltd.	61,647	156,638
DNO A.S.A.	182,652	237,581
Elkem A.S.A. *	92,640	307,774
Elmera Group A.S.A.	54,910	89,810
Europris A.S.A.	40,175	239,209
Frontline Ltd.	37,083	463,435
Gjensidige Forsikring A.S.A.	26,853	490,839
Grieg Seafood A.S.A.	12,350	85,524
Kongsberg Automotive A.S.A. *	652,137	171,268
Kongsberg Gruppen A.S.A.	8,212	294,486
Leroy Seafood Group A.S.A.	56,550	260,394
Norske Skog A.S.A. *	20,507	126,411
Odfjell Drilling Ltd. *	45,628	119,241
Odfjell Technology Ltd. *	6,340	13,868
PGS A.S.A. *	962,189	620,072
Salmar A.S.A.	5,995	203,240
Schibsted A.S.A., A Shares	5,759	88,884
Schibsted A.S.A., B Shares	8,517	126,623
SpareBank 1 Nord Norge	26,855	222,833
SpareBank 1 SMN	27,638	298,331
SpareBank 1 SR-Bank A.S.A.	39,022	397,368
Storebrand A.S.A.	70,262	546,593
TGS A.S.A.	41,880	570,189
Tomra Systems A.S.A.	14,019	226,429
Veidekke A.S.A.	32,772	272,582
Wallenius Wilhelmsen A.S.A.	27,282	193,963
XXL A.S.A.	175,633	76,397
		10,174,728

Poland 0.9%
Alior Bank S.A. *	43,508	267,486
Allegro.eu S.A. *	18,877	91,556
Asseco Poland S.A.	28,728	413,337

73
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Bank Millennium S.A. *	152,636	139,039
CD Projekt S.A.	3,743	99,454
Ciech S.A. *	14,765	103,454
Cyfrowy Polsat S.A.	112,064	419,577
Dino Polska S.A. *	2,091	136,485
Enea S.A. *	284,291	310,296
Eurocash S.A. *	90,260	215,461
Grupa Azoty S.A. *	29,734	203,718
Jastrzebska Spolka Weglowa S.A. *	34,632	300,349
Kernel Holding S.A.	61,887	214,539
KRUK S.A.	2,073	120,716
LPP S.A.	109	188,870
mBank S.A. *	2,761	154,557
Orange Polska S.A.	357,666	450,952
Pepco Group N.V. *	12,759	89,643
Santander Bank Polska S.A.	6,644	352,782
Tauron Polska Energia S.A. *	1,169,830	474,644
		4,746,915

Portugal 0.4%
CTT-Correios de Portugal S.A.	46,793	144,436
EDP Renovaveis S.A.	12,893	271,301
NOS, SGPS S.A.	115,536	452,528
REN - Redes Energeticas Nacionais, SGPS, S.A.	120,773	312,587
Sonae, SGPS, S.A.	528,286	507,363
The Navigator Co., S.A.	93,886	357,692
		2,045,907

Republic of Korea 7.4%
AK Holdings, Inc.	11,043	87,352
AMOREPACIFIC Group	17,262	298,876
Asiana Airlines, Inc. *	21,196	153,726
BGF retail Co., Ltd.	2,707	354,000
BH Co., Ltd.	5,061	85,405
Binggrae Co., Ltd.	3,739	97,866
Celltrion Healthcare Co., Ltd.	2,004	97,502
Celltrion, Inc.	3,736	502,188
Cheil Worldwide, Inc.	23,855	408,762
Chong Kun Dang Pharmaceutical Corp.	2,390	140,779
CJ ENM Co., Ltd.	5,040	259,149
CJ Logistics Corp. *	4,839	298,008
Com2uS Corp.	2,889	143,749
Daehan Flour Mill Co., Ltd.	1,275	115,340
Daesang Corp.	18,139	266,488
Daesang Holdings Co., Ltd.	15,284	75,879
Daewoo Engineering & Construction Co., Ltd. *	117,340	345,558
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	33,677	431,921
Daou Data Corp.	12,824	139,768
Daou Technology, Inc.	15,145	192,200
DB HiTek Co., Ltd.	5,831	180,493
DGB Financial Group, Inc.	90,966	433,162
DL Holdings Co., Ltd.	7,093	305,658
Dongjin Semichem Co., Ltd.	3,330	70,074
Dongkuk Steel Mill Co., Ltd.	49,760	398,713
Dongwon F&B Co., Ltd.	901	81,553
Dongwon Industries Co., Ltd.	1,095	176,705
Doosan Bobcat, Inc.	10,128	237,694
Doosan Co., Ltd.	6,262	339,267
E1 Corp.	4,377	131,181
Easy Holdings Co., Ltd.	44,863	90,433
Fila Holdings Corp.	18,392	421,228
Gradiant Corp.	9,417	90,092
Green Cross Corp.	1,046	93,428
SECURITY	NUMBER OF SHARES	VALUE ($)
Green Cross Holdings Corp.	8,640	105,007
GS Global Corp. *	77,360	146,192
GS Retail Co., Ltd.	26,933	479,582
Halla Holdings Corp.	5,072	112,028
Handsome Co., Ltd.	7,655	134,634
Hanjin Transportation Co., Ltd.	12,732	172,345
Hankook & Co. Co., Ltd.	8,729	78,641
Hanmi Pharm Co., Ltd.	628	111,417
Hanon Systems	45,233	247,167
Hansae Co., Ltd.	5,993	61,897
Hanshin Construction Co., Ltd.	10,559	65,228
Hansol Chemical Co., Ltd.	789	102,477
Hansol Holdings Co., Ltd.	42,536	94,287
Hansol Paper Co., Ltd.	22,883	218,892
Hansol Technics Co., Ltd. *	24,876	90,661
Hanssem Co., Ltd.	3,543	93,009
Hanwha Aerospace Co., Ltd.	10,807	503,298
Hanwha General Insurance Co., Ltd. *	131,421	339,157
Hanwha Life Insurance Co., Ltd. *	347,570	532,127
Harim Holdings Co., Ltd.	37,557	185,315
HDC Holdings Co., Ltd.	40,784	156,225
HDC Hyundai Development Co-Engineering & Construction	55,676	390,222
Heungkuk Fire & Marine Insurance Co., Ltd. *	77,319	159,992
Hite Jinro Co., Ltd.	7,618	136,976
HJ Shipbuilding & Construction Co., Ltd. *	16,526	40,664
HL Mando Co., Ltd.	16,394	567,621
HMM Co., Ltd.	12,302	164,563
Hotel Shilla Co., Ltd.	7,971	362,977
HS Industries Co., Ltd.	38,215	100,718
Hyosung Advanced Materials Corp.	445	99,405
Hyosung Chemical Corp. *	1,027	72,940
Hyosung Corp.	4,380	210,427
Hyosung Heavy Industries Corp. *	4,940	198,609
Hyosung TNC Corp.	1,237	226,655
Hyundai Construction Equipment Co., Ltd.	12,310	370,705
Hyundai Corp.	15,302	173,780
Hyundai Department Store Co., Ltd.	8,652	328,150
Hyundai Doosan Infracore Co., Ltd. *	67,614	262,859
Hyundai Elevator Co., Ltd.	8,605	152,044
Hyundai Greenfood Co., Ltd.	51,673	235,893
Hyundai Heavy Industries Co., Ltd. *	1,765	134,830
Hyundai Home Shopping Network Corp.	5,118	160,787
Hyundai Mipo Dockyard Co., Ltd. *	5,991	385,562
Hyundai Rotem Co., Ltd. *	7,924	135,212
Hyundai Wia Corp.	14,480	619,445
iMarketKorea, Inc.	23,731	171,469
Innocean Worldwide, Inc.	4,154	117,005
INTOPS Co., Ltd.	6,046	117,935
IS Dongseo Co., Ltd.	5,724	126,493
JB Financial Group Co., Ltd.	70,543	355,221
Kakao Corp.	6,502	230,657
Kangwon Land, Inc. *	24,653	397,489
KCC Corp.	1,608	274,631
KCC Glass Corp.	2,833	76,843
KEPCO Plant Service & Engineering Co., Ltd.	8,478	189,598
KISWIRE Ltd.	8,141	102,411
KIWOOM Securities Co., Ltd.	2,977	168,442
Kolmar Korea Co., Ltd.	2,882	69,154
Kolon Corp.	9,455	149,693
Kolon Industries, Inc.	12,791	389,505
Korea Aerospace Industries Ltd.	9,762	324,201
Korea Electric Terminal Co., Ltd.	4,080	148,212
Korea Investment Holdings Co., Ltd.	9,665	335,509
Korea Petrochemical Ind Co., Ltd.	3,279	271,908
Korean Reinsurance Co.	56,523	291,434

74
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Krafton, Inc. *	1,459	181,230
Kukdo Chemical Co., Ltd.	2,332	70,760
Kumho Petrochemical Co., Ltd.	6,981	639,979
Kumho Tire Co., Inc. *	64,214	138,817
KUMHOE&C Co., Ltd.	19,538	82,886
Kwang Dong Pharmaceutical Co., Ltd.	27,275	113,054
LF Corp.	18,000	187,352
LG Hausys Ltd.	8,472	191,123
LG HelloVision Co., Ltd.	34,380	109,461
Lotte Chilsung Beverage Co., Ltd.	1,293	127,327
Lotte Corp.	10,435	238,472
LOTTE Fine Chemical Co., Ltd.	6,444	253,400
LOTTE Himart Co., Ltd.	31,108	287,837
LS Corp.	17,644	822,114
LS Electric Co., Ltd.	8,821	339,970
LX International Corp.	27,386	780,044
LX Semicon Co., Ltd.	1,215	70,494
Maeil Dairies Co., Ltd.	1,990	65,710
Mcnex Co., Ltd.	4,205	80,819
Meritz Financial Group, Inc.	10,036	152,536
Meritz Fire & Marine Insurance Co., Ltd.	25,875	570,238
Meritz Securities Co., Ltd.	71,017	184,152
Mirae Asset Securities Co., Ltd.	64,792	288,423
Namhae Chemical Corp.	10,883	69,627
Namyang Dairy Products Co., Ltd.	473	120,615
Netmarble Corp.	2,366	73,940
Nexen Tire Corp.	38,867	210,320
NH Investment & Securities Co., Ltd.	39,829	250,431
NHN Corp. *	6,418	103,206
NICE Holdings Co., Ltd.	14,842	128,624
NongShim Co., Ltd.	1,624	343,998
OCI Co., Ltd.	6,924	494,547
Orion Corp.	5,746	408,896
Orion Holdings Corp.	11,187	112,185
Ottogi Corp.	599	185,542
Pan Ocean Co., Ltd.	55,594	167,411
Partron Co., Ltd.	22,592	129,850
PHA Co., Ltd.	16,604	71,019
Poongsan Corp.	19,090	349,334
POSCO Chemical Co., Ltd.	940	131,251
Power Logics Co., Ltd. *	17,762	66,795
S-1 Corp.	8,037	351,749
Samchully Co., Ltd.	1,881	368,422
Samsung Card Co., Ltd.	15,631	338,863
Samsung Engineering Co., Ltd. *	33,886	566,076
Samsung Heavy Industries Co., Ltd. *	141,197	509,737
Samsung Securities Co., Ltd.	12,966	288,478
SAMT Co., Ltd.	48,399	87,538
Samyang Corp.	3,909	101,713
Samyang Holdings Corp.	5,367	232,928
Seah Besteel Holdings Corp.	15,658	183,865
Sebang Global Battery Co., Ltd.	4,291	117,162
Seohan Co., Ltd.	131,055	93,673
Seohee Construction Co., Ltd.	105,438	84,243
Seoul Semiconductor Co., Ltd.	20,669	151,278
Seoyon Co., Ltd.	16,910	61,829
Seoyon E-Hwa Co., Ltd.	23,574	117,777
SFA Engineering Corp.	8,364	223,620
Shinsegae, Inc.	3,737	556,419
SK Chemicals Co., Ltd.	2,311	143,173
SK Discovery Co., Ltd.	9,297	193,601
SK Gas Ltd.	2,881	230,362
SK Networks Co., Ltd.	219,224	619,193
SKC Co., Ltd.	2,712	196,433
SL Corp.	6,982	150,247
SNT Motiv Co., Ltd.	4,833	149,572
Songwon Industrial Co., Ltd.	5,886	71,085
SSANGYONG C&E Co., Ltd.	25,986	103,551
SECURITY	NUMBER OF SHARES	VALUE ($)
Sungwoo Hitech Co., Ltd.	83,049	301,214
Taekwang Industrial Co., Ltd.	653	322,050
TKG Huchems Co., Ltd.	9,440	137,825
Tongyang Life Insurance Co., Ltd.	20,485	73,537
Tongyang, Inc.	146,006	101,472
WONIK IPS Co., Ltd.	6,477	124,695
Young Poong Corp.	448	197,965
Youngone Corp.	12,902	427,642
Yuhan Corp.	7,151	299,833
		39,245,238

Singapore 1.5%
CapitaLand Ascendas REIT	293,721	543,440
CapitaLand Ascott Trust	270,100	182,105
CapitaLand China Trust	114,200	78,251
CapitaLand Integrated Commercial Trust	290,101	385,009
Capitaland Investment Ltd.	231,598	492,527
City Developments Ltd.	105,700	569,893
Cromwell European Real Estate Investment Trust	44,800	69,510
First Resources Ltd.	125,000	131,329
Frasers Logistics & Commercial Trust	110,300	85,723
Genting Singapore Ltd.	1,337,100	760,371
Hutchison Port Holdings Trust, Class U	2,232,800	364,670
Keppel Infrastructure Trust	819,600	306,693
Manulife US Real Estate Investment Trust	157,800	57,621
Mapletree Industrial Trust	127,966	198,978
Mapletree Logistics Trust	184,832	198,374
Mapletree Pan Asia Commercial Trust	189,892	213,098
NetLink NBN Trust	293,700	177,408
Olam Group Ltd.	372,100	352,286
SATS Ltd. *	116,349	224,585
Sembcorp Industries Ltd.	240,000	493,357
Sembcorp Marine Ltd. *	3,303,560	296,044
Singapore Exchange Ltd.	80,500	478,704
Singapore Post Ltd.	441,100	168,437
Singapore Technologies Engineering Ltd.	279,600	651,841
Suntec Real Estate Investment Trust	195,200	178,022
UOL Group Ltd.	88,501	386,554
		8,044,830

Spain 1.5%
Abengoa S.A., B Shares *(a)	66,135,341	0
Almirall S.A.	14,253	132,803
Applus Services S.A.	57,062	336,953
Atresmedia Corp de Medios de Comunicaion S.A.	39,930	115,233
Bankinter S.A.	127,929	773,837
Caja de Ahorros del Mediterraneo *(a)	5,382	0
Cellnex Telecom S.A.	12,601	412,434
Cia de Distribucion Integral Logista Holdings S.A.	17,292	357,624
Cie Automotive S.A.	12,729	324,248
Construcciones y Auxiliar de Ferrocarriles S.A.	5,819	151,926
Ebro Foods S.A.	31,581	492,447
Ence Energia y Celulosa S.A.	60,917	208,632
Faes Farma S.A.	55,308	208,759
Fluidra S.A.	7,939	107,818
Gestamp Automocion S.A.	113,236	398,737
Grupo Catalana Occidente S.A.	14,072	382,184
Indra Sistemas S.A.	31,096	278,112
Inmobiliaria Colonial Socimi S.A.	30,892	162,919
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	145,837	136,683

75
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mediaset Espana Comunicacion S.A. *	67,526	210,016
Melia Hotels International S.A. *	34,003	158,089
Merlin Properties Socimi S.A.	41,666	353,185
Obrascon Huarte Lain S.A. *	245,919	104,504
Prosegur Cia de Seguridad S.A.	208,121	387,572
Sacyr S.A.	161,753	396,800
Siemens Gamesa Renewable Energy S.A. *	32,390	574,231
Tecnicas Reunidas S.A. *(b)	22,975	163,983
Unicaja Banco S.A.	302,524	268,184
Viscofan S.A.	8,557	509,544
		8,107,457

Sweden 3.3%
AAK AB	31,816	463,796
AddTech AB, B Shares	12,263	148,178
AFRY AB	26,657	357,971
Ambea AB	22,911	81,041
Arjo AB, B Shares	35,350	141,011
Attendo AB *	65,706	135,641
Axfood AB	20,641	511,042
Beijer Alma AB	5,897	82,449
Beijer Ref AB	14,679	227,560
Betsson AB, Class B *	54,806	398,562
Bilia AB, A Shares	29,131	308,562
BillerudKorsnas AB	61,523	794,243
Bonava AB, B Shares	69,552	203,436
Bravida Holding AB	43,837	410,705
Byggmax Group AB	21,168	88,589
Castellum AB	29,966	342,634
Clas Ohlson AB, B Shares	16,130	107,718
Cloetta AB, B Shares	93,785	171,433
Concentric AB	6,153	101,923
Coor Service Management Holding AB	29,178	155,022
Dometic Group AB	80,085	458,525
Dustin Group AB	20,652	85,930
Electrolux Professional AB, B Shares	29,545	111,542
Elekta AB, B Shares *	65,264	331,722
EQT AB	4,439	87,359
Evolution AB	2,473	230,688
Fabege AB	20,066	145,679
Fastighets AB Balder, B Shares *	30,222	113,443
Fingerprint Cards AB, B Shares *(b)	126,830	59,990
Getinge AB, B Shares	27,217	552,314
Granges AB	37,441	253,015
Hexpol AB	54,826	541,140
Holmen AB, B Shares	15,644	567,727
Hufvudstaden AB, A Shares	7,333	87,386
Indutrade AB	22,371	391,670
Intrum AB	21,575	271,461
Investment AB Latour, B Shares	5,497	92,857
Inwido AB	14,552	130,721
JM AB	25,369	381,979
Kinnevik AB, B Shares *	35,273	435,743
L E Lundbergfortagen AB, B Shares	10,173	401,504
Lifco AB, B Shares	12,697	183,470
Lindab International AB	13,605	144,718
Loomis AB	28,046	785,247
MEKO AB	14,567	137,656
Modern Times Group MTG AB, B Shares *	12,684	95,090
Mycronic AB	9,943	156,046
NCC AB, B Shares	43,969	366,369
New Wave Group AB, B Shares	7,071	98,275
Nibe Industrier AB, B Shares	54,011	430,833
Nobia AB	93,659	155,967
Nolato AB, B Shares	26,371	111,229
Pandox AB *	14,077	172,389
Peab AB, B Shares	91,254	473,484
SECURITY	NUMBER OF SHARES	VALUE ($)
Ratos AB, B Shares	78,625	294,300
Resurs Holding AB	78,795	171,219
Saab AB, B Shares	22,124	781,730
Samhallsbyggnadsbolaget i Norden AB	51,579	70,864
Scandi Standard AB *	32,968	151,333
Scandic Hotels Group AB *	56,214	178,267
Sweco AB, B Shares	31,311	235,259
Swedish Orphan Biovitrum AB *	15,103	278,188
Tethys Oil AB	22,428	138,434
Thule Group AB	12,040	237,195
Viaplay Group AB, B Shares *	7,709	140,738
VNV Global AB *	29,521	63,344
Wallenstam AB, B Shares	23,723	83,697
Wihlborgs Fastigheter AB	28,059	183,821
		17,283,073

Switzerland 2.7%
Allreal Holding AG	2,478	354,965
ALSO Holding AG *	1,258	197,716
ams-OSRAM AG *	49,035	277,555
Arbonia AG	13,395	162,808
Aryzta AG *	445,323	456,500
Autoneum Holding AG	1,762	168,524
Banque Cantonale Vaudoise	3,842	341,921
Belimo Holding AG	697	283,893
BKW AG	3,175	370,404
Bobst Group S.A.	689	42,340
Bucher Industries AG	1,602	540,139
Burckhardt Compression Holding AG	351	151,842
Bystronic AG	433	248,714
Cembra Money Bank AG	6,222	451,214
Comet Holding AG	460	73,231
Daetwyler Holding AG	714	126,717
dormakaba Holding AG	803	254,885
Emmi AG	383	305,617
EMS-Chemie Holding AG	683	429,464
Flughafen Zuerich AG *	3,155	489,455
Forbo Holding AG	227	274,788
Galenica AG	12,414	891,921
Helvetia Holding AG	7,537	748,442
Huber & Suhner AG	3,924	349,517
Implenia AG *	10,880	408,448
Inficon Holding AG	209	166,179
Interroll Holding AG	51	107,441
Kardex Holding AG	507	77,531
Komax Holding AG	552	129,553
Landis & Gyr Group AG *	7,408	426,900
Mobimo Holding AG	948	221,129
OC Oerlikon Corp. AG	65,153	420,831
PSP Swiss Property AG	3,164	338,009
Rieter Holding AG	1,081	90,103
Schweiter Technologies AG	283	189,595
SFS Group AG	3,275	296,153
Siegfried Holding AG *	325	193,465
Softwareone Holding AG *	24,078	270,979
St. Galler Kantonalbank AG	339	159,593
Stadler Rail AG (b)	9,097	267,685
Straumann Holding AG	3,257	309,973
Sulzer AG	3,850	256,775
Tecan Group AG	757	277,693
Temenos AG	4,241	252,589
u-blox Holding AG *	1,811	185,418
Valiant Holding AG	2,761	270,433
VAT Group AG	1,307	298,390
Vontobel Holding AG	3,814	214,616
Zehnder Group AG	2,468	132,910

76
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zur Rose Group AG *	1,429	38,605
		13,993,568

United Kingdom 8.6%
4imprint Group plc	4,580	182,624
888 Holdings plc *	62,984	67,039
Airtel Africa plc	151,045	195,513
Ascential plc *	39,617	87,258
Ashmore Group plc	100,868	238,866
Assura plc	120,263	77,054
Aston Martin Lagonda Global Holdings plc *	29,660	35,843
Auto Trader Group plc	45,315	271,245
AVEVA Group plc	6,948	248,656
Babcock International Group plc *	123,956	391,535
Bank of Georgia Group plc	9,837	239,723
Beazley plc	84,639	607,015
Biffa plc	56,039	264,388
Big Yellow Group plc	10,774	138,635
Bodycote plc	60,810	345,616
Britvic plc	53,798	448,835
C&C Group plc *	102,438	192,202
Capita plc *	874,585	243,349
Capricorn Energy plc *	37,734	107,145
Card Factory plc *	441,661	240,859
Carnival plc *	66,269	526,529
Centamin plc	588,796	598,567
Chemring Group plc	52,603	182,355
Clarkson plc	3,516	111,286
Close Brothers Group plc	41,474	467,250
Coats Group plc	395,232	274,197
Computacenter plc	15,709	325,940
ConvaTec Group plc	239,268	598,702
Countryside Properties plc *	141,942	345,806
Cranswick plc	16,196	552,962
Crest Nicholson Holdings plc	157,996	366,229
De La Rue plc *	125,505	135,293
Dechra Pharmaceuticals plc	4,075	122,504
Derwent London plc	9,253	229,005
Diploma plc	8,696	247,339
DiscoverIE Group plc	11,297	96,506
Diversified Energy Co., plc	72,072	103,976
Domino's Pizza Group plc	54,126	139,985
Dr. Martens plc	57,671	164,010
Dunelm Group plc	22,354	222,260
easyJet plc *	147,654	587,912
Elementis plc *	204,606	216,301
Endeavour Mining plc	11,775	204,806
EnQuest plc *	641,311	198,882
Essentra plc	115,229	296,653
Euromoney Institutional Investor plc	19,440	322,836
FDM Group Holdings plc	10,416	75,153
Ferrexpo plc	202,683	237,721
Forterra plc	62,584	156,820
Frasers Group plc *	40,746	302,342
Fresnillo plc	43,217	361,317
Games Workshop Group plc	2,960	217,275
Genuit Group plc	40,265	117,672
Genus plc	5,977	174,681
Grafton Group plc	74,248	587,840
Grainger plc	67,604	175,989
Great Portland Estates plc	29,034	171,149
Greencore Group plc *	237,208	182,260
Greggs plc	15,922	369,095
Halfords Group plc	137,835	278,676
Halma plc	26,642	646,049
Hammerson plc	758,497	166,285
SECURITY	NUMBER OF SHARES	VALUE ($)
Harbour Energy plc	75,321	326,880
Hargreaves Lansdown plc	39,688	346,857
Hikma Pharmaceuticals plc	37,428	537,287
Hill & Smith Holdings plc	17,175	194,145
Hilton Food Group plc	16,751	117,397
Hiscox Ltd.	45,305	466,719
Hochschild Mining plc	195,003	119,150
HomeServe plc	37,736	513,607
Howden Joinery Group plc	94,500	556,661
Ibstock plc	124,222	221,466
IG Group Holdings plc	80,050	730,157
Indivior plc *	12,716	240,867
Intermediate Capital Group plc	28,568	347,866
Intu Properties plc *(a)	204,586	0
Investec plc	105,954	531,009
IWG plc *	255,598	386,348
J.D. Sports Fashion plc	324,541	362,652
J.D. Wetherspoon plc *	33,676	174,799
Jupiter Fund Management plc	239,143	284,522
Just Group plc	590,778	392,414
Kier Group plc *	409,704	280,969
Lancashire Holdings Ltd.	45,456	257,969
LondonMetric Property plc	32,444	69,539
LSL Property Services plc	27,593	72,464
Man Group plc	305,995	761,195
Mapeley Ltd. *(a)	2,199	0
Marshalls plc	34,769	100,640
Marston's plc *	426,975	171,673
Mediclinic International plc	110,055	626,072
Mitchells & Butlers plc *	138,200	184,234
Mitie Group plc	247,362	203,084
Moneysupermarket.com Group plc	151,991	319,713
Morgan Advanced Materials plc	90,020	253,958
Morgan Sindall Group plc	18,734	330,563
National Express Group plc *	265,489	514,653
NewRiver REIT plc	154,639	124,138
Ocado Group plc *	23,649	128,208
OSB Group plc	48,476	231,016
Oxford Instruments plc	5,891	129,306
Pagegroup plc	94,429	455,466
Paragon Banking Group plc	47,360	231,710
PayPoint plc	22,943	152,410
Petrofac Ltd. *	296,231	365,876
Pets at Home Group plc	116,998	386,845
Playtech plc *	90,098	535,376
Plus500 Ltd.	33,003	683,153
Premier Foods plc	217,725	258,676
Primary Health Properties plc	59,107	75,308
Provident Financial plc	146,313	274,004
PZ Cussons plc	62,849	144,107
QinetiQ Group plc	142,821	588,689
Quilter plc	119,424	132,381
Rathbone Brothers plc	7,725	166,018
Reach plc	131,235	138,234
Redde Northgate plc	118,114	451,059
Redrow plc	96,337	463,575
Renewi plc *	12,767	77,347
Renishaw plc	3,659	146,824
Rhi Magnesita N.V.	11,984	254,731
Rightmove plc	40,067	225,625
Rolls-Royce Holdings plc *	757,938	679,766
Rotork plc	146,275	428,743
RS Group plc	56,965	626,810
Sabre Insurance Group plc	94,759	97,585
Safestore Holdings plc	12,798	132,592
Saga plc *	133,082	131,099
Savills plc	32,437	306,465
Schroders plc	112,845	506,675

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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Segro plc	41,554	373,986
Senior plc *	241,196	359,585
Serco Group plc	298,238	557,788
SIG plc *	454,894	162,762
Sirius Real Estate Ltd.	76,123	61,545
Softcat plc	10,432	134,035
Speedy Hire plc	237,737	105,510
Spirax-Sarco Engineering plc	5,032	620,111
Spire Healthcare Group plc *	63,813	158,521
Spirent Communications plc	77,242	229,285
SSP Group plc *	199,069	462,884
SThree plc	57,847	246,781
Synthomer plc	121,200	156,797
TBC Bank Group plc	9,516	205,600
Telecom Plus plc	14,036	341,217
The British Land Co., plc	134,904	565,907
The Restaurant Group plc *	239,531	87,331
The Unite Group plc	12,005	122,630
THG plc *	120,233	73,304
TI Fluid Systems plc	185,024	293,792
TP ICAP Group plc	270,981	571,800
Tritax Big Box REIT plc	73,518	118,213
TT Electronics plc	53,200	82,302
Tyman plc	73,267	161,217
Vesuvius plc	113,641	442,057
Victrex plc	16,399	311,463
Virgin Money UK plc	133,796	208,532
Vistry Group plc	61,060	422,242
Watches of Switzerland Group plc *	11,078	98,779
WH Smith plc *	22,362	302,320
Wickes Group plc	140,310	204,031
Wizz Air Holdings plc *	5,348	104,837
Workspace Group plc	18,227	85,461
		45,641,786
Total Common Stocks (Cost $542,461,324)		525,205,589

PREFERRED STOCKS 0.2% OF NET ASSETS

Germany 0.1%
Draegerwerk AG & Co. KGaA	7,803	313,971
Sartorius AG	506	178,411
Sixt SE	3,683	214,518
		706,900

Italy 0.1%
Danieli & C Officine Meccaniche S.p.A. - RSP	14,923	204,975
Total Preferred Stocks (Cost $888,311)		911,875
SECURITY	NUMBER OF SHARES	VALUE ($)
WARRANTS 0.0% OF NET ASSETS

Italy 0.0%
Webuild S.p.A.
expires 08/02/30 *(a)	9,173	12,482
Total Warrants (Cost $0)		12,482

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% (c)(d)	1,171,878	1,171,878
Total Short-Term Investments (Cost $1,171,878)		1,171,878
Total Investments in Securities (Cost $544,521,513)		527,301,824

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/16/22	45	3,950,775	91,417

*	Non-income producing security.
(a)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,030,805.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)

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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$65,245,751	$—	$65,245,751
Australia	—	28,578,943	0*	28,578,943
Austria	325,116	3,257,597	—	3,582,713
Canada	43,547,766	—	—	43,547,766
Denmark	343,748	7,866,279	—	8,210,027
Finland	141,273	5,842,152	—	5,983,425
France	111,574	21,686,297	—	21,797,871
Germany	696,297	19,461,880	—	20,158,177
Greece	—	—	0*	0
Hong Kong	144,162	13,732,940	0*	13,877,102
Italy	—	13,837,327	0*	13,837,327
Japan	218,661	186,886,740	—	187,105,401
Luxembourg	—	—	0*	0
Netherlands	820,708	6,674,152	—	7,494,860
Poland	214,539	4,532,376	—	4,746,915
Republic of Korea	409,086	38,836,152	—	39,245,238
Singapore	69,510	7,975,320	—	8,044,830
Spain	—	8,107,457	0*	8,107,457
United Kingdom	9,180,904	36,460,882	0*	45,641,786
Preferred Stocks[1]	—	911,875	—	911,875
Warrants [1]
Italy	—	—	12,482	12,482
Short-Term Investments[1]	1,171,878	—	—	1,171,878
Futures Contracts[2]	91,417	—	—	91,417
Total	$57,486,639	$469,894,120	$12,482	$527,393,241

*	Level 3 amount shown includes securities determined to have no value at October 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $544,521,513) including securities on loan of $1,030,805		$527,301,824
Cash		35,339
Foreign currency, at value (cost $76,428)		76,210
Deposit with broker for futures contracts		402,632
Receivables:
Dividends		1,852,397
Fund shares sold		1,591,369
Foreign tax reclaims		843,383
Investments sold		89,154
Income from securities on loan		5,825
Interest	+	2,001
Total assets		532,200,134
Liabilities
Collateral held for securities on loan		1,171,878
Payables:
Fund shares redeemed		644,148
Investment adviser fees		161,402
Variation margin on futures contracts		28,018
Investments bought	+	11,034
Total liabilities		2,016,480
Net assets		$530,183,654
Net Assets by Source
Capital received from investors		$568,864,369
Total distributable loss	+	(38,680,715)
Net assets		$530,183,654

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$530,183,654		49,752,524		$10.66

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Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,509,767)		$16,732,754
Securities on loan, net	+	171,313
Total investment income		16,904,067
Expenses
Investment adviser fees		2,382,862
Proxy fees[1]		28,433
Professional fees	+	1,018 [2]
Total expenses		2,412,313
Expense reduction	–	1,018 [2]
Net expenses	–	2,411,295
Net investment income		14,492,772
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		20,927,405
Net realized losses on futures contracts		(1,575,249)
Net realized losses on foreign currency transactions	+	(576,940)
Net realized gains		18,775,216
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(218,874,003)
Net change in unrealized appreciation (depreciation) on futures contracts		1,559
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(135,186)
Net change in unrealized appreciation (depreciation)	+	(219,007,630)
Net realized and unrealized losses		(200,232,414)
Decrease in net assets resulting from operations		($185,739,642)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
[2]	Professional fees associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund. (see financial notes 2(d) and 4 for additional information).
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Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$14,492,772	$13,283,276
Net realized gains		18,775,216	51,867,574
Net change in unrealized appreciation (depreciation)	+	(219,007,630)	149,333,425
Increase (decrease) in net assets resulting from operations		($185,739,642)	$214,484,275
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($39,276,717)	($13,332,524)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,218,154	$151,544,356	11,598,667	$168,880,238
Shares reinvested		2,187,522	30,100,308	772,628	10,453,657
Shares redeemed	+	(10,584,869)	(134,793,600)	(16,773,053)	(249,085,119)
Net transactions in fund shares		3,820,807	$46,851,064	(4,401,758)	($69,751,224)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,931,717	$708,348,949	50,333,475	$576,948,422
Total increase (decrease)	+	3,820,807	(178,165,295)	(4,401,758)	131,400,527
End of period		49,752,524	$530,183,654	45,931,717	$708,348,949
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Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$10.24	$7.51	$9.25	$8.60	$9.38
Income (loss) from investment operations:
Net investment income (loss)[1]	0.52	0.36	0.27	0.35	0.27
Net realized and unrealized gains (losses)	(2.96)	2.63	(1.65)	0.54	(0.83)
Total from investment operations	(2.44)	2.99	(1.38)	0.89	(0.56)
Less distributions:
Distributions from net investment income	(0.45)	(0.26)	(0.36)	(0.24)	(0.22)
Net asset value at end of period	$7.35	$10.24	$7.51	$9.25	$8.60
Total return	(24.86%)	40.39%	(15.68%)	10.73%	(6.09%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39% [2]	0.39%	0.39%	0.39%	0.39%
Net investment income (loss)	5.83%	3.75%	3.32%	3.93%	2.92%
Portfolio turnover rate	24%	32%	32%	38%	19%
Net assets, end of period (x 1,000)	$604,159	$707,652	$550,134	$670,910	$547,985

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 93.6% OF NET ASSETS

Brazil 7.7%
Ambev S.A.	891,750	2,762,172
B3 S.A. - Brasil Bolsa Balcao	504,299	1,468,330
Banco Bradesco S.A.	500,805	1,613,280
Banco do Brasil S.A.	500,215	3,584,931
BRF S.A. *	364,218	885,602
CCR S.A.	366,000	918,277
Centrais Eletricas Brasileiras S.A.	184,516	1,779,612
Cia de Saneamento Basico do Estado de Sao Paulo	132,810	1,545,229
Cia Paranaense de Energia	116,100	157,557
Equatorial Energia S.A.	180,300	1,048,187
Itau Unibanco Holding S.A.	157,800	776,551
JBS S.A.	406,300	1,963,266
Petroleo Brasileiro S.A.	1,340,365	8,630,440
Suzano S.A.	93,300	960,906
Telefonica Brasil S.A.	169,172	1,352,917
TIM S.A.	318,647	814,276
Ultrapar Participacoes S.A.	841,628	2,184,925
Vale S.A.	872,297	11,336,230
Vibra Energia S.A.	804,300	2,841,637
		46,624,325

Chile 0.8%
Banco de Chile	9,020,560	824,996
Cencosud S.A.	895,786	1,205,775
Empresas CMPC S.A.	480,227	761,950
Empresas Copec S.A.	208,623	1,437,697
Falabella S.A.	294,740	575,656
		4,806,074

China 28.8%
Agile Group Holdings Ltd. *	2,272,000	432,137
Agricultural Bank of China Ltd., A Shares	3,746,000	1,410,019
Agricultural Bank of China Ltd., H Shares	12,141,600	3,465,616
Alibaba Group Holding Ltd. *	1,090,892	8,481,583
Aluminum Corp. of China Ltd., A Shares	292,300	154,157
Aluminum Corp. of China Ltd., H Shares	1,282,000	365,475
Anhui Conch Cement Co., Ltd., A Shares	96,900	321,334
Anhui Conch Cement Co., Ltd., H Shares	398,000	1,024,425
BAIC Motor Corp., Ltd., H Shares	4,222,000	935,362
Baidu, Inc., A Shares *	239,550	2,296,565
Bank of China Ltd., A Shares	2,205,100	905,055
Bank of China Ltd., H Shares	31,801,234	10,242,451
Bank of Communications Co., Ltd., A Shares	1,235,200	749,764
Bank of Communications Co., Ltd., H Shares	3,132,000	1,528,162
Beijing Enterprises Holdings Ltd.	249,000	631,688
BYD Co., Ltd., A Shares	3,800	127,991
BYD Co., Ltd., H Shares	25,000	560,078
China Cinda Asset Management Co., Ltd., H Shares	6,021,000	559,298
SECURITY	NUMBER OF SHARES	VALUE ($)
China CITIC Bank Corp., Ltd., A Shares	395,100	233,296
China CITIC Bank Corp., Ltd., H Shares	5,055,000	1,905,520
China Communications Services Corp., Ltd., H Shares	1,894,000	528,491
China Construction Bank Corp., A Shares	274,800	200,121
China Construction Bank Corp., H Shares	40,745,960	21,623,402
China Everbright Bank Co., Ltd., A Shares	1,426,900	529,524
China Everbright Bank Co., Ltd., H Shares	1,530,000	395,588
China Everbright Environment Group Ltd.	1,358,000	451,739
China Evergrande Group *(a)	7,014,000	737,173
China Gas Holdings Ltd.	764,000	678,034
China Hongqiao Group Ltd.	924,500	654,314
China Jinmao Holdings Group Ltd.	3,274,000	433,782
China Life Insurance Co., Ltd., H Shares	815,000	888,722
China Mengniu Dairy Co., Ltd.	274,000	877,115
China Merchants Bank Co., Ltd., A Shares	222,500	816,596
China Merchants Bank Co., Ltd., H Shares	610,650	1,999,207
China Minsheng Banking Corp., Ltd., A Shares	1,817,300	817,765
China Minsheng Banking Corp., Ltd., H Shares	4,599,910	1,335,926
China National Building Material Co., Ltd., H Shares	2,588,000	1,502,764
China Oriental Group Co., Ltd.	4,198,000	582,755
China Overseas Land & Investment Ltd.	1,373,000	2,623,691
China Pacific Insurance Group Co., Ltd., A Shares	99,000	257,101
China Pacific Insurance Group Co., Ltd., H Shares	579,000	933,344
China Petroleum & Chemical Corp., A Shares	2,459,700	1,367,034
China Petroleum & Chemical Corp., H Shares	27,844,400	11,035,469
China Railway Group Ltd., A Shares	780,000	531,069
China Railway Group Ltd., H Shares	1,947,000	846,584
China Resources Cement Holdings Ltd.	998,000	360,743
China Resources Land Ltd.	697,000	2,180,762
China Resources Pharmaceutical Group Ltd.	1,455,500	981,852
China Resources Power Holdings Co., Ltd.	820,000	1,191,520
China Shenhua Energy Co., Ltd., A Shares	148,900	568,238
China Shenhua Energy Co., Ltd., H Shares	1,061,000	2,787,096
China State Construction Engineering Corp., Ltd., A Shares	1,642,400	1,062,396
China Taiping Insurance Holdings Co., Ltd.	822,600	569,685
China Tower Corp., Ltd., H Shares	12,886,000	1,165,859
China United Network Communications Ltd., A Shares *	1,124,550	515,618
China Vanke Co., Ltd., A Shares	289,100	533,053
China Vanke Co., Ltd., H Shares	806,100	1,034,490
CITIC Ltd.	3,119,000	2,791,019
Country Garden Holdings Co., Ltd.	5,985,289	771,453
CRRC Corp., Ltd., A Shares	454,930	294,753
CRRC Corp., Ltd., H Shares	1,056,000	320,182
CSPC Pharmaceutical Group Ltd.	828,000	850,490
Dongfeng Motor Group Co., Ltd., H Shares	1,359,000	614,817

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ENN Energy Holdings Ltd.	89,300	887,825
Fosun International Ltd.	1,218,000	744,322
Geely Automobile Holdings Ltd.	937,000	1,008,382
Guangzhou R&F Properties Co., Ltd., H Shares *	5,000,946	682,328
Haier Smart Home Co., Ltd., A Shares	50,900	144,512
Haier Smart Home Co., Ltd., H Shares	272,200	681,313
Hengan International Group Co., Ltd.	204,000	790,959
Huaneng Power International, Inc., A Shares *	232,200	212,286
Huaneng Power International, Inc., H Shares *	2,020,000	722,803
Industrial & Commercial Bank of China Ltd., A Shares	1,929,000	1,092,284
Industrial & Commercial Bank of China Ltd., H Shares	29,441,172	12,782,337
Industrial Bank Co., Ltd., A Shares	413,500	848,490
JD.com, Inc., A Shares	121,421	2,211,138
Jiangxi Copper Co., Ltd., A Shares	92,900	195,303
Jiangxi Copper Co., Ltd., H Shares	725,000	792,252
Kingboard Holdings Ltd.	359,000	886,248
Kunlun Energy Co., Ltd.	1,922,000	1,148,721
Legend Holdings Corp., H Shares	675,300	567,632
Longfor Group Holdings Ltd.	381,500	486,101
Meituan, B Shares *	48,300	773,309
NetEase, Inc.	102,443	1,136,630
Nine Dragons Paper Holdings Ltd.	807,000	478,282
PetroChina Co., Ltd., H Shares	13,040,000	4,988,152
PICC Property & Casualty Co., Ltd., H Shares	2,744,000	2,530,821
Ping An Insurance Group Co. of China Ltd., A Shares	206,300	1,018,925
Ping An Insurance Group Co. of China Ltd., H Shares	1,647,500	6,595,586
Postal Savings Bank of China Co., Ltd., A Shares	241,300	127,713
Postal Savings Bank of China Co., Ltd., H Shares	1,989,000	922,419
SAIC Motor Corp., Ltd., A Shares	374,000	702,311
Shanghai Pharmaceuticals Holding Co., Ltd., A Shares	63,700	152,877
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	426,800	578,425
Shanghai Pudong Development Bank Co., Ltd., A Shares	1,055,400	956,914
Shenzhou International Group Holdings Ltd.	60,900	422,828
Sinopharm Group Co., Ltd., H Shares	874,800	1,659,593
Sunac China Holdings Ltd. *(a)	226,816	66,170
Tencent Holdings Ltd.	297,100	7,806,829
Tingyi Cayman Islands Holding Corp.	415,768	649,886
Trip.com Group Ltd., ADR *	29,716	672,473
Vipshop Holdings Ltd., ADR *	143,437	999,756
Weichai Power Co., Ltd., A Shares	117,400	145,764
Weichai Power Co., Ltd., H Shares	454,000	434,860
Xiaomi Corp., B Shares *	1,200,200	1,347,912
Yankuang Energy Group Co., Ltd., A Shares	15,100	83,542
Yankuang Energy Group Co., Ltd., H Shares	382,000	1,073,999
Yum China Holdings, Inc.	49,800	2,015,846
Zhongsheng Group Holdings Ltd.	114,500	434,563
Zijin Mining Group Co., Ltd., A Shares	140,300	151,832
Zijin Mining Group Co., Ltd., H Shares	504,000	480,734
		173,865,499

SECURITY	NUMBER OF SHARES	VALUE ($)
Colombia 0.3%
Bancolombia S.A.	91,254	655,939
Ecopetrol S.A.	1,847,904	916,702
		1,572,641

Czech Republic 0.2%
CEZ A/S	30,043	982,511

Egypt 0.1%
Commercial International Bank Egypt S.A.E., GDR	570,293	723,737

Greece 0.4%
Alpha Services and Holdings S.A. *	1,169,805	1,083,350
Eurobank Ergasias Services & Holdings S.A., A Shares *	711,296	702,193
Galaxy Cosmos Mezz plc *	43,326	6,997
Hellenic Telecommunications Organization S.A.	54,620	857,782
		2,650,322

Hungary 0.4%
MOL Hungarian Oil & Gas plc	243,743	1,463,455
OTP Bank Nyrt	44,931	980,207
		2,443,662

India 11.9%
Axis Bank Ltd.	189,476	2,077,884
Bharat Petroleum Corp., Ltd.	575,206	2,111,735
Bharti Airtel Ltd.	206,727	2,079,010
Coal India Ltd.	670,445	1,990,261
GAIL India Ltd.	1,037,001	1,143,095
Grasim Industries Ltd.	64,146	1,337,108
HCL Technologies Ltd.	114,995	1,447,629
Hero MotoCorp Ltd.	34,430	1,114,439
Hindalco Industries Ltd.	376,163	1,842,851
Hindustan Petroleum Corp., Ltd.	656,932	1,698,702
Hindustan Unilever Ltd.	36,306	1,120,171
Housing Development Finance Corp., Ltd.	102,350	3,060,138
ICICI Bank Ltd.	93,522	1,028,307
Indian Oil Corp., Ltd.	3,329,384	2,745,882
Infosys Ltd.	310,866	5,793,939
ITC Ltd.	385,962	1,627,343
JSW Steel Ltd.	148,995	1,213,961
Larsen & Toubro Ltd.	71,453	1,749,392
Mahindra & Mahindra Ltd.	135,996	2,219,595
Maruti Suzuki India Ltd.	16,445	1,895,949
NTPC Ltd.	1,238,694	2,592,989
Oil & Natural Gas Corp., Ltd.	1,904,269	3,076,119
Power Finance Corp., Ltd.	657,234	915,634
Power Grid Corp. of India Ltd.	468,653	1,293,049
Rajesh Exports Ltd.	172,086	1,437,904
Reliance Industries Ltd.	292,005	9,010,328
State Bank of India	256,777	1,783,197
Sun Pharmaceutical Industries Ltd.	88,030	1,081,603
Tata Consultancy Services Ltd.	86,556	3,340,375
Tata Motors Ltd. *	462,131	2,313,817
Tata Motors Ltd., A Shares, DVR *	96,091	273,435
Tata Steel Ltd.	2,068,286	2,536,779
Tech Mahindra Ltd.	69,329	891,632
Vedanta Ltd.	445,892	1,510,933

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Wipro Ltd.	161,133	754,014
		72,109,199

Indonesia 2.1%
PT Astra International Tbk	5,268,100	2,251,220
PT Bank Central Asia Tbk	2,483,500	1,403,866
PT Bank Mandiri (Persero) Tbk	2,880,200	1,945,728
PT Bank Negara Indonesia (Persero) Tbk	1,454,800	877,147
PT Bank Rakyat Indonesia (Persero) Tbk	7,022,396	2,095,013
PT Telkom Indonesia (Persero) Tbk	10,616,500	2,981,653
PT United Tractors Tbk	479,600	992,070
		12,546,697

Kuwait 0.9%
Kuwait Finance House KSCP	629,485	1,646,303
Mobile Telecommunications Co. KSCP	608,936	1,176,995
National Bank of Kuwait SAKP	723,615	2,518,264
		5,341,562

Malaysia 1.9%
Axiata Group Berhad	1,487,313	895,078
CIMB Group Holdings Berhad	1,517,453	1,772,572
Genting Berhad	1,014,800	953,630
Malayan Banking Berhad	1,271,940	2,310,548
Petronas Chemicals Group Berhad	449,100	827,972
Public Bank Berhad	1,828,625	1,729,329
Tenaga Nasional Berhad	1,796,700	3,199,601
		11,688,730

Mexico 4.6%
Alfa S.A.B. de C.V., A Shares	2,082,400	1,382,101
America Movil S.A.B. de C.V., Series L	7,814,719	7,395,446
Cemex S.A.B. de C.V., Series CPO *	6,133,756	2,383,784
Fomento Economico Mexicano S.A.B. de C.V.	475,415	3,412,824
Grupo Bimbo S.A.B. de C.V., Series A	423,200	1,638,504
Grupo Financiero Banorte S.A.B. de C.V., O Shares	531,100	4,317,047
Grupo Mexico S.A.B. de C.V., Series B	570,636	2,068,782
Grupo Televisa S.A.B., Series CPO	657,817	697,891
Nemak S.A.B. de C.V. *	2,479,000	680,652
Orbia Advance Corp. S.A.B. de C.V.	344,500	581,614
Sitios Latinoamerica S.A.B. de C.V. *	381,965	111,430
Wal-Mart de Mexico S.A.B. de C.V.	825,537	3,188,732
		27,858,807

Qatar 0.8%
Ooredoo QPSC	459,856	1,232,870
Qatar Fuel QSC	150,952	790,847
Qatar National Bank QPSC	500,793	2,742,166
		4,765,883

Saudi Arabia 2.7%
Al Rajhi Bank *	85,531	1,939,490
Banque Saudi Fransi	62,630	719,931
Riyad Bank	109,299	1,044,614
Saudi Arabian Oil Co.	242,986	2,255,036
Saudi Basic Industries Corp.	157,084	3,688,413
Saudi Electricity Co.	213,596	1,533,722
Saudi Telecom Co.	256,312	2,753,763
SECURITY	NUMBER OF SHARES	VALUE ($)
The Saudi National Bank	132,124	2,088,251
		16,023,220

South Africa 5.5%
Absa Group Ltd.	232,854	2,528,614
AngloGold Ashanti Ltd.	89,365	1,167,082
Aspen Pharmacare Holdings Ltd.	73,657	605,897
Barloworld Ltd.	141,746	794,434
Bid Corp., Ltd.	83,559	1,344,495
Exxaro Resources Ltd.	69,132	770,353
FirstRand Ltd.	930,081	3,251,545
Gold Fields Ltd.	149,432	1,197,070
Impala Platinum Holdings Ltd.	62,936	644,380
MTN Group Ltd.	485,597	3,431,934
MultiChoice Group	127,383	832,380
Naspers Ltd., N Shares	11,979	1,234,817
Nedbank Group Ltd.	132,171	1,565,437
Old Mutual Ltd.	1,494,735	848,459
Sanlam Ltd.	326,872	952,813
Sappi Ltd. *	380,688	1,172,825
Sasol Ltd.	173,885	2,923,014
Shoprite Holdings Ltd.	106,347	1,353,643
Standard Bank Group Ltd.	394,296	3,680,847
The Bidvest Group Ltd.	87,039	1,006,821
Vodacom Group Ltd.	157,684	1,074,066
Woolworths Holdings Ltd.	269,748	925,017
		33,305,943

Taiwan 17.4%
Acer, Inc.	1,159,496	793,374
ASE Technology Holding Co., Ltd.	864,000	2,133,345
Asia Cement Corp.	526,000	608,206
Asustek Computer, Inc.	269,041	1,967,030
AUO Corp.	3,245,440	1,693,749
Catcher Technology Co., Ltd.	322,000	1,691,486
Cathay Financial Holding Co., Ltd.	1,224,599	1,433,157
Chailease Holding Co., Ltd.	98,150	452,735
Cheng Shin Rubber Industry Co., Ltd.	653,000	653,318
China Development Financial Holding Corp.	1,587,000	577,471
China Steel Corp.	2,477,198	2,062,070
Chunghwa Telecom Co., Ltd.	638,906	2,202,894
Compal Electronics, Inc.	3,526,305	2,306,444
CTBC Financial Holding Co., Ltd.	2,614,201	1,651,487
Delta Electronics, Inc.	247,590	1,970,027
E.Sun Financial Holding Co., Ltd.	997,347	716,757
Far Eastern New Century Corp.	1,436,817	1,432,086
Far EasTone Telecommunications Co., Ltd.	328,491	720,250
First Financial Holding Co., Ltd.	1,188,998	912,084
Formosa Chemicals & Fibre Corp.	1,046,442	2,255,581
Formosa Petrochemical Corp.	401,330	1,032,585
Formosa Plastics Corp.	820,732	2,114,543
Foxconn Technology Co., Ltd.	486,317	680,754
Fubon Financial Holding Co., Ltd.	1,239,986	1,958,599
Hon Hai Precision Industry Co., Ltd.	6,080,572	19,312,362
Hotai Motor Co., Ltd.	38,000	687,512
Innolux Corp.	4,744,163	1,739,834
Inventec Corp.	1,853,639	1,401,817
Largan Precision Co., Ltd.	19,050	1,089,888
Lite-On Technology Corp.	602,167	1,192,429
MediaTek, Inc.	111,838	2,038,605
Mega Financial Holding Co., Ltd.	1,260,698	1,167,971
Micro-Star International Co., Ltd.	161,000	545,339
Nan Ya Plastics Corp.	1,091,622	2,312,972
Novatek Microelectronics Corp.	65,000	484,298
Pegatron Corp.	1,618,264	2,958,313

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pou Chen Corp.	1,519,267	1,282,579
Powertech Technology, Inc.	265,000	612,023
President Chain Store Corp.	92,237	766,950
Quanta Computer, Inc.	879,500	1,862,874
Shin Kong Financial Holding Co., Ltd.	2,364,000	586,087
Synnex Technology International Corp.	570,850	929,407
Taiwan Cement Corp.	1,195,926	1,121,400
Taiwan Cooperative Financial Holding Co., Ltd.	904,910	701,136
Taiwan Mobile Co., Ltd.	266,196	784,902
Taiwan Semiconductor Manufacturing Co., Ltd.	1,478,803	17,778,470
Uni-President Enterprises Corp.	1,135,678	2,306,288
United Microelectronics Corp. *	1,554,965	1,869,785
Walsin Lihwa Corp.	1,029,420	1,138,715
Wistron Corp.	2,219,682	1,792,112
WPG Holdings Ltd.	947,880	1,290,592
Yageo Corp.	55,715	631,638
Yuanta Financial Holding Co., Ltd.	1,462,725	893,151
		105,299,481

Thailand 3.3%
Advanced Info Service PCL NVDR	191,775	963,673
Bangkok Bank PCL NVDR	265,300	1,015,937
Charoen Pokphand Foods PCL NVDR	1,627,700	1,082,200
CP ALL PCL NVDR	760,900	1,200,184
Krung Thai Bank PCL NVDR	2,420,100	1,115,161
PTT Exploration & Production PCL NVDR	309,500	1,479,800
PTT Global Chemical PCL NVDR	1,204,900	1,380,464
PTT PCL NVDR	7,325,870	6,932,960
SCB X PCL NVDR	640,800	1,790,363
Thai Oil PCL NVDR	635,585	913,912
The Siam Cement PCL NVDR	278,800	2,374,341
		20,248,995

Turkey 2.4%
Akbank T.A.S.	2,352,092	1,849,011
BIM Birlesik Magazalar A/S	163,209	1,175,084
Eregli Demir ve Celik Fabrikalari T.A.S.	582,885	928,914
Haci Omer Sabanci Holding A/S	723,601	1,303,139
KOC Holding A/S	452,854	1,350,913
Turk Hava Yollari AO *	427,280	2,325,589
Turkcell Iletisim Hizmetleri A/S	1,023,921	1,413,252
Turkiye Garanti Bankasi A/S	1,016,067	1,283,908
Turkiye Is Bankasi A/S, Class C	2,924,411	1,464,978
Turkiye Petrol Rafinerileri A/S *	82,938	1,680,146
		14,774,934

United Arab Emirates 1.4%
Abu Dhabi Commercial Bank PJSC	432,159	1,112,449
Dubai Islamic Bank PJSC	489,298	775,183
SECURITY	NUMBER OF SHARES	VALUE ($)
Emaar Properties PJSC	953,206	1,573,509
Emirates Telecommunications Group Co. PJSC	385,319	2,708,044
First Abu Dhabi Bank PJSC	410,769	2,003,221
		8,172,406
Total Common Stocks (Cost $569,841,719)		565,804,628

PREFERRED STOCKS 5.7% OF NET ASSETS

Brazil 5.5%
Banco Bradesco S.A.	1,711,996	6,582,180
Centrais Eletricas Brasileiras S.A., B Shares	91,320	942,635
Cia Energetica de Minas Gerais	537,023	1,182,064
Cia Paranaense de Energia, B Shares	472,400	676,752
Gerdau S.A.	367,106	1,830,022
Itau Unibanco Holding S.A.	1,711,179	10,070,630
Metalurgica Gerdau S.A.	485,100	1,056,505
Petroleo Brasileiro S.A.	1,930,054	11,138,304
		33,479,092

Colombia 0.2%
Bancolombia S.A.	148,245	938,022
Total Preferred Stocks (Cost $25,074,153)		34,417,114
Total Investments in Securities (Cost $594,915,872)		600,221,742

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI Emerging Markets Index, expires 12/16/22	85	3,627,800	(28,410)

*	Non-income producing security.
(a)	Fair-valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).

ADR —	American Depositary Receipt
DVR —	Differential Voting Rights
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$274,138,506	$—	$274,138,506
Brazil	46,624,325	—	—	46,624,325
Chile	4,230,418	575,656	—	4,806,074
China	1,672,229	171,389,927	803,343	173,865,499
Colombia	1,572,641	—	—	1,572,641
Czech Republic	982,511	—	—	982,511
Greece	6,997	2,643,325	—	2,650,322
Mexico	27,858,807	—	—	27,858,807
South Africa	5,543,567	27,762,376	—	33,305,943
Preferred Stocks[1]	34,417,114	—	—	34,417,114
Liabilities
Futures Contracts[2]	(28,410)	—	—	(28,410)
Total	$122,880,199	$476,509,790	$803,343	$600,193,332

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $594,915,872)		$600,221,742
Cash		2,638,938
Foreign currency, at value (cost $887,269)		887,333
Deposit with broker for futures contracts		100,282
Receivables:
Fund shares sold		4,283,100
Dividends		466,838
Foreign tax reclaims		12,248
Interest		4,782
Income from securities on loan		1,932
Investments sold	+	73
Total assets		608,617,268
Liabilities
Payables:
Foreign capital gains tax		2,143,709
Fund shares redeemed		2,118,881
Investment adviser fees		188,848
Variation margin on futures contracts		6,103
Accrued expenses	+	1,016
Total liabilities		4,458,557
Net assets		$604,158,711
Net Assets by Source
Capital received from investors		$730,873,956
Total distributable loss	+	(126,715,245)
Net assets		$604,158,711

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$604,158,711		82,145,910		$7.35

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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $4,322,788)		$41,811,129
Interest received from securities - unaffiliated		2,705
Securities on loan, net	+	34,238
Total investment income		41,848,072
Expenses
Investment adviser fees		2,620,279
Proxy fees[1]	+	30,758
Total expenses	–	2,651,037
Net investment income		39,197,035
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of $902,432)		(50,891,721)
Net realized losses on futures contracts		(2,191,883)
Net realized losses on foreign currency transactions	+	(718,818)
Net realized losses		(53,802,422)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of $1,329,850)		(172,204,961)
Net change in unrealized appreciation (depreciation) on futures contracts		(12,712)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	2,280
Net change in unrealized appreciation (depreciation)	+	(172,215,393)
Net realized and unrealized losses		(226,017,815)
Decrease in net assets resulting from operations		($186,820,780)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$39,197,035	$26,482,022
Net realized gains (losses)		(53,802,422)	10,993,707
Net change in unrealized appreciation (depreciation)	+	(172,215,393)	184,471,344
Increase (decrease) in net assets resulting from operations		($186,820,780)	$221,947,073
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($30,189,359)	($18,875,238)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		31,322,904	$273,449,095	19,964,352	$189,960,789
Shares reinvested		2,271,110	21,734,518	1,622,720	14,425,984
Shares redeemed	+	(20,544,222)	(181,666,566)	(25,791,975)	(249,940,985)
Net transactions in fund shares		13,049,792	$113,517,047	(4,204,903)	($45,554,212)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		69,096,118	$707,651,803	73,301,021	$550,134,180
Total increase (decrease)	+	13,049,792	(103,493,092)	(4,204,903)	157,517,623
End of period		82,145,910	$604,158,711	69,096,118	$707,651,803
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Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental US Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2065 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Schwab International Opportunities Fund	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2055 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2060 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2065 Index Fund
Schwab Health Care Fund	Schwab Monthly Income Fund - Target Payout
Schwab International Core Equity Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Target 2010 Fund	Schwab Monthly Income Fund - Income Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of a fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of a fund’s shares and seeks to help ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits were accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
As of October 31, 2022, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2022, if any, are disclosed in each fund’s Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: Effective May 23, 2022, Brown Brothers Harriman & Co. (BBH) was replaced by Citibank N.A. as custodian of the funds, except for the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. The funds no longer subscribe to the BBH Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep was an investment product that automatically swept the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, was subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds assumed the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. The funds terminated the CMS Sweep program and cash was returned to the funds prior to terminating services with BBH.
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds, except for the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund.
Central Securities Depositories Regulation: Effective February 1, 2022, the Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in the net realized gains (losses) on sales of securities in each fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
(e) Expenses:
Pursuant to the Amended and Restated Investment Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year. To receive distributions, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2022, if any, are reflected in each fund’s Statement of Assets and Liabilities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
In October 2022, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments will be effective on January 24, 2023 and the compliance date will be July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
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3. Risk Factors (continued):
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Sampling Index Tracking Risk. To the extent a fund uses a sampling method, the fund may not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
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Financial Notes (continued)

3. Risk Factors (continued):
Exchange Traded Funds (ETFs) Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL US SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND
0.25%	0.25%	0.25%	0.39%	0.39%
The investment adviser has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with the investment adviser pursuant to which the investment adviser has agreed to sub-license certain Russell indices and trademarks to the funds. The investment adviser pays all applicable licensing fees.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to the Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2022, as applicable:
	UNDERLYING FUNDS
	SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL US SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND
Schwab MarketTrack All Equity Portfolio	1.5%	2.0%	2.7%	6.5%	5.7%
Schwab MarketTrack Balanced Portfolio	0.7%	0.9%	0.6%	3.8%	2.0%
Schwab MarketTrack Conservative Portfolio	0.2%	0.3%	0.3%	0.7%	0.6%
Schwab MarketTrack Growth Portfolio	1.5%	1.9%	2.1%	4.9%	4.3%
Schwab Target 2010 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2020 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2025 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2030 Fund	0.3%	—%	—%	—%	—%
Schwab Target 2035 Fund	0.3%	—%	—%	—%	—%
Schwab Target 2040 Fund	0.6%	—%	—%	—%	—%
Schwab Target 2045 Fund	0.2%	—%	—%	—%	—%
Schwab Target 2050 Fund	0.2%	—%	—%	—%	—%
Schwab Target 2055 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2065 Fund	0.0%*	—%	—%	—%	—%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees, on behalf of the funds, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld in the future.
For the period ended October 31, 2022, the professional fees incurred by the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund and paid by the investment adviser were $1,868 and $1,018 respectively, as shown as Professional fees in the Statement of Operations.
For the period ended October 31, 2022, Schwab Fundamental International Small Company Index Fund recovered previously withheld foreign taxes from Finland. The payments received by Schwab Fundamental International Small Company Index Fund amounted to $123,582 which includes $2,266 of interest income, and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amount of $3,769 for Schwab Fundamental International Small Company Index Fund and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. That amount has been reimbursed to the investment adviser by the Schwab Fundamental International Small Company Index Fund. During the period ended October 31, 2022, Schwab Fundamental International Large Company Index Fund did not recover any previously withheld foreign taxes and made no reimbursements to the investment adviser.
As of October 31, 2022, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund to the investment adviser were $84,862 and $1,018, respectively.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab Fundamental US Large Company Index Fund	$275,195,702	$130,460,842	($9,190,029)
Schwab Fundamental US Small Company Index Fund	100,479,176	91,693,074	29,224,586
Schwab Fundamental International Large Company Index Fund	39,628,775	22,615,505	(909,261)
Schwab Fundamental International Small Company Index Fund	25,663,729	30,997,271	8,483,238
Schwab Fundamental Emerging Markets Large Company Index Fund	41,242,313	4,508,008	(679,109)

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street and Trust Company, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2022 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2022, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab Fundamental US Large Company Index Fund	$33,366,107	159
Schwab Fundamental US Small Company Index Fund	8,993,698	92
Schwab Fundamental International Large Company Index Fund	12,604,194	126
Schwab Fundamental International Small Company Index Fund	5,132,829	51
Schwab Fundamental Emerging Markets Large Company Index Fund	5,441,338	105

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2022, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Fundamental US Large Company Index Fund	$1,521,761,726	$854,218,920
Schwab Fundamental US Small Company Index Fund	811,573,101	602,501,681
Schwab Fundamental International Large Company Index Fund	689,418,342	199,204,950
Schwab Fundamental International Small Company Index Fund	239,120,983	215,965,072
Schwab Fundamental Emerging Markets Large Company Index Fund	276,638,354	158,477,990
During the period ended October 31, 2022, the following funds had transactions in connection with in-kind transactions:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab Fundamental US Large Company Index Fund	$—	$564,130,721
Schwab Fundamental US Small Company Index Fund	—	194,547,537
For the period ended October 31, 2022, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended October 31, 2022, are disclosed in the funds’ Statements of Operations, if any.

9. Federal Income Taxes:
As of October 31, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Fundamental US Large Company Index Fund	$4,070,929,427	$2,686,277,042	($297,398,906)	$2,388,878,136
Schwab Fundamental US Small Company Index Fund	1,390,862,774	457,487,358	(195,863,175)	261,624,183
Schwab Fundamental International Large Company Index Fund	1,696,739,994	171,651,471	(305,347,141)	(133,695,670)
Schwab Fundamental International Small Company Index Fund	591,337,899	77,195,447	(141,140,105)	(63,944,658)
Schwab Fundamental Emerging Markets Large Company Index Fund	651,559,734	103,056,162	(154,422,564)	(51,366,402)
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab Fundamental US Large Company Index Fund	$106,067,022	$—	$2,388,878,136	$—	($16,395,504)	$2,478,549,654
Schwab Fundamental US Small Company Index Fund	11,020,325	87,539,598	261,624,183	(11)	—	360,184,095
Schwab Fundamental International Large Company Index Fund	41,820,210	—	(133,695,670)	(344,596)	(36,746,541)	(128,966,597)
Schwab Fundamental International Small Company Index Fund	9,459,557	15,959,445	(63,944,658)	(155,059)	—	(38,680,715)
Schwab Fundamental Emerging Markets Large Company Index Fund	31,083,814	—	(51,366,402)	(2,064,531)	(104,368,126)	(126,715,245)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2022, the funds had capital loss carryforwards available as follows:

Schwab Fundamental US Large Company Index Fund	$16,395,504
Schwab Fundamental US Small Company Index Fund	—
Schwab Fundamental International Large Company Index Fund	36,746,541
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	104,368,126
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Fundamental US Large Company Index Fund	$136,690,830	$187,778,508	$121,671,839	$186,884,443
Schwab Fundamental US Small Company Index Fund	53,750,563	155,441,604	24,462,415	—
Schwab Fundamental International Large Company Index Fund	52,079,126	—	28,299,152	—
Schwab Fundamental International Small Company Index Fund	19,730,992	19,545,725	13,332,524	—
Schwab Fundamental Emerging Markets Large Company Index Fund	30,189,359	—	18,875,238	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”), five of the funds constituting Schwab Capital Trust, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass through, under section 853(a) of the Internal Revenue Code, the foreign tax credit to shareholders. For the fiscal year ended October 31, 2022, the foreign tax credit and respective foreign source income on the funds were as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	5,298,716	63,114,602
Schwab Fundamental International Small Company Index Fund	2,254,394	19,143,325
Schwab Fundamental Emerging Markets Large Company Index Fund	5,158,974	46,133,917
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2022, qualify for the corporate dividends received deduction:

Schwab Fundamental US Large Company Index Fund	94.01%
Schwab Fundamental US Small Company Index Fund	51.50%
Schwab Fundamental International Large Company Index Fund	—%
Schwab Fundamental International Small Company Index Fund	—%
Schwab Fundamental Emerging Markets Large Company Index Fund	—%
For the fiscal year ended October 31, 2022, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab Fundamental US Large Company Index Fund	$130,837,168
Schwab Fundamental US Small Company Index Fund	28,023,659
Schwab Fundamental International Large Company Index Fund	48,797,132
Schwab Fundamental International Small Company Index Fund	15,613,869
Schwab Fundamental Emerging Markets Large Company Index Fund	22,890,279
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2022:
Schwab Fundamental US Large Company Index Fund	$187,778,508
Schwab Fundamental US Small Company Index Fund	155,441,604
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	19,545,725
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2022, the funds designate the following amounts of the dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amount for use in preparing their 2022 income tax return.
Schwab Fundamental US Large Company Index Fund	$2,035,750
Schwab Fundamental US Small Company Index Fund	5,218,529
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
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Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352
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Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity risk metrics. No significant liquidity events impacting any of the funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk

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oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure,

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as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

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Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Notes

Notes

Schwab Fundamental Index Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR39592-15
00280552

Annual Report  |  October 31, 2022
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™

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Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2022
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	-16.89%
All Equity Composite Index	-16.51%
Fund Category: Morningstar Allocation—85%+ Equity[1]	-19.47%
Performance Details	pages 7-9

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	-15.52%
Growth Composite Index	-15.10%
Fund Category: Morningstar Allocation—70% to 85% Equity[1]	-15.46%
Performance Details	pages 10-12

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	-15.32%
Balanced Composite Index	-14.91%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	-14.00%
Performance Details	pages 13-15

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	-15.23%
Conservative Composite Index	-14.84%
Fund Category: Morningstar Allocation—30% to 50% Equity[1]	-14.73%
Performance Details	pages 16-18
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
Geopolitical, economic, and market challenges abounded during the 12-month reporting period ended October 31, 2022. Although the period started off strong, with markets reaching new highs in the final months of 2021, the subsequent 10 months were beset by rapidly rising inflation, sharply climbing interest rates, steeply declining stock prices, and the onset of a war in Europe as Russia invaded Ukraine. Economic growth in the United States and most of the world slowed. By the end of the period, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% of its value from its early-January 2022 peak and returned -14.6% for the reporting period. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, declined by more than 25% between early-January 2022 highs and the end of the reporting period and returned -23.0% for the reporting period. U.S. fixed-income markets slumped in the face of inflationary pressures, with the broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, returning -15.7% for the reporting period.
At Schwab Asset Management, we recognize that today’s turbulent investment environment may be unsettling for many investors. Market declines and volatility can rattle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, even in the face of market turmoil and volatility, most investors are best served by maintaining a diversified portfolio that reflects their risk tolerance and goals.
The Schwab MarketTrack Portfolios are designed to provide a convenient way for investors to combine investments in Schwab Fundamental Index Funds, traditional market-cap index strategies, and bond funds. For those with a longer time horizon and a greater tolerance for volatility, the Schwab MarketTrack All Equity Portfolio provides a diversified all-stock solution. At the other end of the risk spectrum, the Schwab MarketTrack Conservative Portfolio has a larger allocation to bond holdings for investors who are more risk averse or seeking short-term stability of their investment. The Schwab MarketTrack Growth Portfolio and the Schwab MarketTrack Balanced Portfolio fill out the offerings in between.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab MarketTrack Portfolios, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab MarketTrack Portfolios are designed to provide a convenient way for investors to combine investments in Schwab Fundamental Index Funds, traditional market-cap index strategies, and bond funds.”
Fundamental Index is a registered trademark of Research Affiliates LLC.
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
The Investment Environment

For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -14.61%. U.S. small-cap stocks underperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning -18.54% and -16.38%, respectively. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning -24.60% and -7.00%, respectively. Among U.S. industry sectors, only energy generated strong positive returns, driven by soaring oil and gas prices. Traditionally defensive sectors, such as consumer staples, utilities, and health care, tended to outperform the market average, while cyclically sensitive sectors, such as consumer discretionary, real estate, and information technology, lagged. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -23.00% and the MSCI Emerging Markets Index (Net)* returned -31.03%. U.S. and international bonds were also weak for the reporting period as economic uncertainty and rising interest rates by many central banks drove bond yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The Bloomberg US Aggregate Bond Index returned -15.68% and the FTSE non-US Dollar World Government Bond Index returned -27.64%.
After a recovery from the dramatic impact of the COVID-19 pandemic through the end of 2021, U.S. gross domestic product (GDP) increased at an annualized rate of 6.9% for the fourth quarter. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% and -0.6% for the first and second quarters of 2022, respectively. GDP growth was positive for the third quarter of 2022, increasing at an annualized rate of 2.9%, driven primarily by energy
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios
The Investment Environment (continued)

exports. Consumer spending also grew but at a slower pace than in the second quarter. Inflation remained stubbornly high, hitting a 40-year high in June due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs, before falling slightly by the end of the reporting period. The unemployment rate remained low, ending the reporting period near pre-pandemic lows.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, high energy costs, rising inflation, and the war in Ukraine. After spiking in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—oil prices generally fell through the rest of the reporting period, ending at just over $86 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for the fourth quarter of 2021 and first and second quarters of 2022, as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small gains in GDP growth for the fourth quarter of 2021 and first and second quarters of 2022. Among emerging markets, China’s GDP growth rate remained positive but slowed notably as China dealt with numerous headwinds including lockdowns and quarantines, declining domestic consumption, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing mortgage payments on incomplete builds. India’s GDP growth also remained positive over the reporting period, particularly in the second quarter of 2022, on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the U.S. Federal Reserve (Fed) shifted its stance. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate five times during the reporting period—by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, 0.75% in late July, and 0.75% in late September—in its ongoing efforts to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 3.00% to 3.25%. In June, the Fed also began to reduce the $9 trillion in assets it held on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening between 2017 and 2019. Outside the United States, central banks were similarly responsive. After holding its policy rate unchanged since March 2015, at 0.00%, the European Central Bank raised its interest rate three times over the reporting period in an effort to dampen demand and control inflation, which in October 2022 rose into double-digits. The Bank of England raised its key official bank rate seven times during the reporting period, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but raised its inflation forecast at its October 2022 meeting. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Brazil, Mexico, and Pakistan raised their rates multiple times over the reporting period to counteract the impacts of inflation. In contrast, China cut its interest rate three times over the reporting period, in part as a result of a resurgence of COVID-19 cases and a lingering property downturn. Russia raised its benchmark policy rate to 20% in late February 2022 amid the broadening fallout of Western sanctions in retaliation against Russia’s invasion of Ukraine, but subsequently reduced it several times.
U.S. bond yields remained relatively flat through the final two months of 2021. However, as inflation continued to rise and Fed monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. Over the reporting period, the yield on the 10-year U.S. Treasury rose from 1.55% to 4.10%. Short-term rates also rose, with the yield on the three-month U.S. Treasury climbing from 0.05% to 4.22% over the reporting period. Outside the U.S., bond yields generally followed a similar trajectory.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab MarketTrack All Equity Portfolio as of October 31, 2022

The Schwab MarketTrack All Equity Portfolio (the fund) seeks high capital growth through an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2022, the fund remained close to the target allocations of 50% in U.S. large-cap, 30% in international, 15% in U.S. small cap-stocks, and 5% in real estate securities. The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the fund returned -16.89%. The fund’s custom blended comparative index, the All Equity Composite Index (the composite index), returned -16.51%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations detracted the most from the total return of the fund. The Schwab S&P 500 Index Fund was the largest detractor from the total return of the fund, returning approximately -15% for the reporting period, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab Small-Cap Index Fund and Schwab U.S. Large-Cap Growth Index Fund also detracted from the total return of the fund, returning approximately -19% and -25%, respectively, for the reporting period. The Schwab Fundamental US Small Company Index Fund and Schwab Fundamental US Large Company Index Fund were the smallest detractors from the total return of the fund, returning approximately -11% and -4%, respectively, for the reporting period.
The fund’s international equity allocation also detracted from the total return of the fund. The Schwab International Index Fund detracted from the total return of the fund and returned approximately -23% for the reporting period. The Schwab Fundamental International Small Company Index Fund also detracted from the total return of the fund, returning approximately -27% for the reporting period. The Schwab Fundamental Emerging Markets Large Company Index Fund also detracted from the total return of the fund, returning approximately -25% for the reporting, but slightly outperformed its comparative index. The Schwab Fundamental International Large Company Index Fund detracted from the total return of the fund, returning approximately -17% for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund as well, returning approximately -19% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack All Equity Portfolio (5/19/98)	-16.89%	5.50%	8.95%
S&P 500® Index	-14.61%	10.44%	12.79%
All Equity Composite Index	-16.51%	5.99%	9.46%
Fund Category: Morningstar Allocation—85%+ Equity[2]	-19.47%	5.12%	8.32%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.12% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	10
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio as of October 31, 2022

The Schwab MarketTrack Growth Portfolio (the fund) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2022, the fund remained close to the target allocations of 80% equity, 16% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the fund returned -15.52%. The fund’s custom blended comparative index, the Growth Composite Index (the composite index), returned -15.10%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations detracted the most from the total return of the fund. The Schwab S&P 500 Index Fund was the largest detractor from the total return of the fund, returning approximately -15% for the reporting period, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab Small-Cap Index Fund and Schwab U.S. Large-Cap Growth Index Fund also detracted from the total return of the fund, returning approximately -19% and -25%, respectively, for the reporting period. The Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund were the smallest detractors from the total return of the fund, returning approximately -4% and -11%, respectively, for the reporting period.
The fund’s international equity allocation also detracted from the total return of the fund. The Schwab International Index Fund detracted from the total return of the fund and returned approximately -23% for the reporting period. The Schwab Fundamental International Small Company Index Fund also detracted from the total return of the fund, returning approximately -27% for the reporting period. The Schwab Fundamental Emerging Markets Large Company Index Fund also detracted from the total return of the fund, returning approximately -25% for the reporting, but slightly outperformed its comparative index. The Schwab Fundamental International Large Company Index Fund detracted from the total return of the fund, returning approximately -17% for the reporting period.
The fund’s fixed-income allocation, the Schwab U.S. Aggregate Bond Index Fund, detracted from the total return of the fund, returning approximately -16% for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund as well, returning approximately -19% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Growth Portfolio (11/20/95)	-15.52%	4.93%	7.68%
S&P 500® Index	-14.61%	10.44%	12.79%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Growth Composite Index	-15.10%	5.41%	8.17%
Fund Category: Morningstar Allocation—70% to 85% Equity[2]	-15.46%	4.43%	6.96%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.11% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	12
Portfolio Turnover Rate	8%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio as of October 31, 2022

The Schwab MarketTrack Balanced Portfolio (the fund) seeks both capital growth and income. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2022, the fund remained close to the target allocations of 60% equity, 36% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the fund returned -15.32%. The fund’s custom blended comparative index, the Balanced Composite Index (the composite index), returned -14.91%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s fixed-income allocation detracted the most from the total return of the fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the fund, returning approximately -16% for the reporting period, largely due to the Schwab U.S. Aggregate Bond Index Fund’s large position within the fund. The Schwab Short-Term Index Fund also detracted from the total return of the fund, returning approximately -7% for the reporting period.
The fund’s U.S. equity allocations also detracted from the total return of the fund. The Schwab S&P 500 Index Fund detracted from the total return of the fund, returning approximately -15% for the reporting period. The Schwab Small-Cap Index Fund and Schwab U.S. Large-Cap Growth Index Fund also detracted from the total return of the fund, returning approximately -19% and -25%, respectively, for the reporting period. The Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund detracted from the total return of the fund as well, returning approximately -4% and -11%, respectively, for the reporting period.
The fund’s international equity allocation also detracted from the total return of the fund. The Schwab International Index Fund detracted from the total return of the fund and returned approximately -23% for the reporting period. The Schwab Fundamental International Small Company Index Fund also detracted from the total return of the fund, returning approximately -27% for the reporting period. The Schwab Fundamental Emerging Markets Large Company Index Fund also detracted from the total return of the fund, returning approximately -25% for the reporting, but slightly outperformed its comparative index. The Schwab Fundamental International Large Company Index Fund detracted from the total return of the fund, returning approximately -17% for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund as well, returning approximately -19% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Balanced Portfolio (11/20/95)	-15.32%	3.64%	5.90%
S&P 500® Index	-14.61%	10.44%	12.79%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Balanced Composite Index	-14.91%	4.13%	6.41%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	-14.00%	4.25%	6.15%
Fund Expense Ratio[3]: 0.48%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.09% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	13
Portfolio Turnover Rate	11%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Conservative Portfolio as of October 31, 2022

The Schwab MarketTrack Conservative Portfolio (the fund) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2022, the fund remained close to the target allocations of 56% fixed income, 40% equity, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the fund returned -15.23%. The fund’s custom blended comparative index, the Conservative Composite Index (the composite index), returned -14.84%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s fixed-income allocation detracted the most from the total return of the fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the fund, returning approximately -16% for the reporting period, largely due to the Schwab U.S. Aggregate Bond Index Fund’s large position within the fund. The Schwab Short-Term Index Fund also detracted from the total return of the fund, returning approximately -7% for the reporting period.
The fund’s U.S. equity allocations also detracted from the total return of the fund. The Schwab S&P 500 Index Fund detracted from the total return of the fund, returning approximately -15% for the reporting period. The Schwab Small-Cap Index Fund and Schwab U.S. Large-Cap Growth Index Fund also detracted from the total return of the fund, returning approximately -19% and -25%, respectively, for the reporting period. The Schwab Fundamental US Small Company Index Fund and Schwab Fundamental US Large Company Index Fund detracted from the total return of the fund as well, returning approximately -11% and -4%, respectively, for the reporting period.
The fund’s international equity allocation also detracted from the total return of the fund. The Schwab International Index Fund detracted from the total return of the fund and returned approximately -23% for the reporting period. The Schwab Fundamental International Small Company Index Fund also detracted from the total return of the fund, returning approximately -27% for the reporting period. The Schwab Fundamental Emerging Markets Large Company Index Fund also detracted from the total return of the fund, returning approximately -25% for the reporting, but slightly outperformed its comparative index. The Schwab Fundamental International Large Company Index Fund detracted from the total return of the fund, returning approximately -17% for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund as well, returning approximately -19% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Conservative Portfolio (11/20/95)	-15.23%	2.17%	4.01%
S&P 500® Index	-14.61%	10.44%	12.79%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Conservative Composite Index	-14.84%	2.70%	4.57%
Fund Category: Morningstar Allocation—30% to 50% Equity[2]	-14.73%	2.08%	3.92%
Fund Expense Ratio[3]: 0.48%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.07% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	13
Portfolio Turnover Rate	11%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2022 and held through October 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[4,5]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.39%	0.51%	$1,000.00	$ 924.50	$1.89	$2.47
Hypothetical 5% Return	0.39%	0.51%	$1,000.00	$1,023.24	$1.99	$2.60
Schwab MarketTrack Growth Portfolio
Actual Return	0.39%	0.50%	$1,000.00	$ 932.90	$1.90	$2.44
Hypothetical 5% Return	0.39%	0.50%	$1,000.00	$1,023.24	$1.99	$2.55
Schwab MarketTrack Balanced Portfolio
Actual Return	0.40%	0.49%	$1,000.00	$ 934.30	$1.95	$2.39
Hypothetical 5% Return	0.40%	0.49%	$1,000.00	$1,023.19	$2.04	$2.50
Schwab MarketTrack Conservative Portfolio
Actual Return	0.42%	0.50%	$1,000.00	$ 934.60	$2.05	$2.44
Hypothetical 5% Return	0.42%	0.50%	$1,000.00	$1,023.09	$2.14	$2.55

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab MarketTrack All Equity Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$23.89	$17.73	$19.15	$18.33	$18.76
Income (loss) from investment operations:
Net investment income (loss)[1]	0.37	0.29	0.37	0.31	0.28
Net realized and unrealized gains (losses)	(4.23)	7.21	(0.54)	1.30	(0.05)
Total from investment operations	(3.86)	7.50	(0.17)	1.61	0.23
Less distributions:
Distributions from net investment income	(0.45)	(0.21)	(0.53)	(0.36)	(0.33)
Distributions from net realized gains	(0.47)	(1.13)	(0.72)	(0.43)	(0.33)
Total distributions	(0.92)	(1.34)	(1.25)	(0.79)	(0.66)
Net asset value at end of period	$19.11	$23.89	$17.73	$19.15	$18.33
Total return	(16.89%)	43.90%	(1.35%)	9.58%	1.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39% [3]	0.38%	0.40%	0.40%	0.39%
Gross operating expenses[2]	0.39% [3]	0.38%	0.40%	0.40%	0.39%
Net investment income (loss)	1.75%	1.33%	2.08%	1.72%	1.46%
Portfolio turnover rate	7%	6%	18%	6%	5%
Net assets, end of period (x 1,000)	$698,899	$861,267	$623,095	$690,801	$659,883

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab MarketTrack All Equity Portfolio
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.5% OF NET ASSETS

U.S. Stocks 65.3%
Large-Cap 50.1%
Schwab Fundamental US Large Company Index Fund	$116,756,387	$5,526,670	($16,845,411)	$3,535,068	($13,347,981)	$95,624,733	4,512,729	$5,526,670
Schwab S&P 500 Index Fund	272,314,653	4,232,483	(13,784,846)	6,856,908	(48,666,778)	220,952,420	3,681,313	3,432,484
Schwab U.S. Large-Cap Growth Index Fund	43,676,384	2,456,734	(1,000,000)	444,296	(11,825,954)	33,751,460	510,689	756,734
						350,328,613
Small-Cap 15.2%
Schwab Fundamental US Small Company Index Fund	38,611,103	4,295,785	(2,162,106)	(248,210)	(8,408,974)	32,087,598	2,108,252	4,295,785
Schwab Small-Cap Index Fund	88,250,003	14,883,912	(5,114,837)	(1,236,733)	(22,949,700)	73,832,645	2,471,799	7,183,912
						105,920,243
						456,248,856

International Stocks 29.5%
Developed Markets 24.6%
Schwab Fundamental International Large Company Index Fund	51,138,365	5,920,159	(5,000,000)	(133,491)	(10,133,268)	41,791,765	4,969,294	1,924,957
Schwab Fundamental International Small Company Index Fund	42,258,117	6,794,587	(518,000)	(158,912)	(13,958,727)	34,417,065	3,228,618	2,441,864
Schwab International Index Fund	118,493,690	13,543,774	(4,000,000)	(521,599)	(31,387,560)	96,128,305	5,290,496	3,924,893
						172,337,135
Emerging Markets 4.9%
Schwab Fundamental Emerging Markets Large Company Index Fund	42,507,983	8,761,915	(4,640,000)	(60,723)	(12,288,404)	34,280,771	4,664,050	1,909,360
						206,617,906

Real Estate 4.7%
U.S. REITs 4.7%
Schwab U.S. REIT ETF	43,312,349	1,033,679	(3,048,106)	426,413	(8,825,193)	32,899,142	1,703,736	832,760
Total Affiliated Underlying Funds (Cost $444,195,927)	$857,319,034	$67,449,698	($56,113,306)	$8,903,017	($181,792,539)	$695,765,904		$32,229,419
Total Investments in Securities (Cost $444,195,927)						$695,765,904

(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust
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Schwab MarketTrack All Equity Portfolio
Portfolio Holdings  as of October 31, 2022 (continued)

At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $444,195,927)		$695,765,904
Cash		3,322,645
Receivables:
Investments sold		5,450,087
Fund shares sold		357,650
Interest		4,419
Prepaid expenses	+	15,494
Total assets		704,916,199
Liabilities
Payables:
Investments bought		5,115,184
Fund shares redeemed		606,970
Shareholder service fees		127,794
Investment adviser and administrator fees		69,475
Independent trustees’ fees		42
Accrued expenses	+	97,893
Total liabilities		6,017,358
Net assets		$698,898,841
Net Assets by Source
Capital received from investors		$435,746,602
Total distributable earnings	+	263,152,239
Net assets		$698,898,841

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$698,898,841		36,581,612		$19.11

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Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$16,612,616
Interest received from securities - unaffiliated	+	16,771
Total investment income		16,629,387
Expenses
Shareholder service fees		1,840,860
Investment adviser and administrator fees		1,011,089
Proxy fees[1]		34,999
Shareholder reports		34,211
Registration fees		34,055
Portfolio accounting fees		29,851
Professional fees		21,540
Independent trustees’ fees		8,907
Transfer agent fees		5,546
Custodian fees		1,860
Other expenses	+	11,679
Total expenses		3,034,597
Expense reduction	–	5,546
Net expenses	–	3,029,051
Net investment income		13,600,336
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		15,616,803
Net realized gains on sales of securities - affiliated	+	8,903,017
Net realized gains		24,519,820
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	(181,792,539)
Net realized and unrealized losses		(157,272,719)
Decrease in net assets resulting from operations		($143,672,383)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
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Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$13,600,336	$10,545,614
Net realized gains		24,519,820	16,951,292
Net change in unrealized appreciation (depreciation)	+	(181,792,539)	241,141,234
Increase (decrease) in net assets resulting from operations		($143,672,383)	$268,638,140
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($32,780,380)	($46,815,289)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,208,269	$68,237,077	3,230,265	$70,646,900
Shares reinvested		1,243,501	29,160,110	2,118,421	41,923,540
Shares redeemed	+	(3,924,534)	(83,312,796)	(4,430,219)	(96,220,989)
Net transactions in fund shares		527,236	$14,084,391	918,467	$16,349,451
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,054,376	$861,267,213	35,135,909	$623,094,911
Total increase (decrease)	+	527,236	(162,368,372)	918,467	238,172,302
End of period		36,581,612	$698,898,841	36,054,376	$861,267,213
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Schwab MarketTrack Growth Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$27.84	$22.42	$23.54	$22.67	$23.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.40	0.35	0.43	0.41	0.37
Net realized and unrealized gains (losses)	(4.49)	7.03	(0.20)	1.62	(0.04)
Total from investment operations	(4.09)	7.38	0.23	2.03	0.33
Less distributions:
Distributions from net investment income	(0.44)	(0.39)	(0.47)	(0.45)	(0.40)
Distributions from net realized gains	(0.92)	(1.57)	(0.88)	(0.71)	(0.73)
Total distributions	(1.36)	(1.96)	(1.35)	(1.16)	(1.13)
Net asset value at end of period	$22.39	$27.84	$22.42	$23.54	$22.67
Total return	(15.52%)	34.32%	0.74%	9.86%	1.28%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39% [3]	0.39%	0.39%	0.40%	0.39%
Gross operating expenses[2]	0.39% [3]	0.39%	0.40%	0.40%	0.39%
Net investment income (loss)	1.63%	1.33%	1.92%	1.82%	1.59%
Portfolio turnover rate	8%	8%	19%	7%	7%
Net assets, end of period (x 1,000)	$801,906	$982,246	$748,492	$816,532	$782,843

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.4% OF NET ASSETS

U.S. Stocks 56.6%
Large-Cap 43.6%
Schwab Fundamental US Large Company Index Fund	$118,042,501	$5,587,548	($16,077,159)	$3,320,583	($13,116,896)	$97,756,577	4,613,335	$5,587,548
Schwab S&P 500 Index Fund	277,499,962	8,842,886	(18,255,663)	8,024,693	(50,032,799)	226,079,079	3,766,729	3,528,504
Schwab U.S. Large-Cap Growth Index Fund	33,120,533	1,851,920	(663,202)	36,507	(8,576,200)	25,769,558	389,916	587,210
						349,605,214
Small-Cap 13.0%
Schwab Fundamental US Small Company Index Fund	37,581,408	4,181,223	(2,005,047)	(145,867)	(8,206,981)	31,404,736	2,063,386	4,181,223
Schwab Small-Cap Index Fund	87,328,739	13,884,881	(4,668,555)	(1,088,108)	(22,431,174)	73,025,783	2,444,787	7,052,100
						104,430,519
						454,035,733

International Stocks 19.9%
Developed Markets 16.6%
Schwab Fundamental International Large Company Index Fund	39,004,287	4,913,207	(3,811,820)	(41,901)	(7,810,017)	32,253,756	3,835,167	1,470,371
Schwab Fundamental International Small Company Index Fund	32,131,665	4,441,824	—	—	(10,685,726)	25,887,763	2,428,496	1,855,489
Schwab International Index Fund	89,825,363	11,344,868	(1,820,000)	(211,612)	(24,066,720)	75,071,899	4,131,640	3,021,946
						133,213,418
Emerging Markets 3.3%
Schwab Fundamental Emerging Markets Large Company Index Fund	33,053,688	4,479,321	(1,900,000)	66,722	(9,516,552)	26,183,179	3,562,337	1,449,004
						159,396,597

Real Estate 3.9%
U.S. REITs 3.9%
Schwab U.S. REIT ETF	40,246,572	1,171,868	(2,550,003)	447,972	(8,215,530)	31,100,879	1,610,610	777,528

Fixed Income 15.7%
Intermediate-Term Bond 15.7%
Schwab U.S. Aggregate Bond Index Fund	155,413,117	16,696,054	(18,696,573)	(2,551,485)	(24,772,473)	126,088,640	14,661,470	3,244,324

Money Market Funds 3.3%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	24,572,691	2,228,017	(586)	—	(7,388)	26,792,734	26,792,734	261,030
Total Affiliated Underlying Funds (Cost $534,842,009)	$967,820,526	$79,623,617	($70,448,608)	$7,857,504	($187,438,456)	$797,414,583		$33,016,277
Total Investments in Securities (Cost $534,842,009)						$797,414,583
27
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings  as of October 31, 2022 (continued)

(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3. (see financial note 2(a) for additional information).
28
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $534,842,009)		$797,414,583
Cash		2,058,390
Receivables:
Investments sold		9,177,501
Fund shares sold		645,022
Dividends		299,290
Interest		4,266
Prepaid expenses	+	18,407
Total assets		809,617,459
Liabilities
Payables:
Investments bought		6,102,959
Fund shares redeemed		1,312,903
Shareholder service fees		150,440
Investment adviser and administrator fees		80,386
Independent trustees’ fees		43
Accrued expenses	+	64,256
Total liabilities		7,710,987
Net assets		$801,906,472
Net Assets by Source
Capital received from investors		$519,086,131
Total distributable earnings	+	282,820,341
Net assets		$801,906,472

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$801,906,472		35,810,255		$22.39

29
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$17,990,980
Interest received from securities - unaffiliated	+	31,542
Total investment income		18,022,522
Expenses
Shareholder service fees		2,140,490
Investment adviser and administrator fees		1,156,133
Proxy fees[1]		41,087
Registration fees		38,468
Shareholder reports		32,738
Portfolio accounting fees		31,131
Professional fees		21,635
Independent trustees’ fees		9,210
Transfer agent fees		4,516
Custodian fees		2,077
Other expenses	+	12,582
Total expenses		3,490,067
Expense reduction	–	4,516
Net expenses	–	3,485,551
Net investment income		14,536,971
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		15,025,297
Net realized gains on sales of securities - affiliated	+	7,857,504
Net realized gains		22,882,801
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	(187,438,456)
Net realized and unrealized losses		(164,555,655)
Decrease in net assets resulting from operations		($150,018,684)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
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Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$14,536,971	$12,181,853
Net realized gains		22,882,801	32,571,642
Net change in unrealized appreciation (depreciation)	+	(187,438,456)	209,004,001
Increase (decrease) in net assets resulting from operations		($150,018,684)	$253,757,496
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($47,953,508)	($64,608,050)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,110,088	$77,344,476	3,644,847	$94,749,475
Shares reinvested		1,629,745	43,937,930	2,487,105	59,466,671
Shares redeemed	+	(4,205,157)	(103,649,624)	(4,239,705)	(109,611,696)
Net transactions in fund shares		534,676	$17,632,782	1,892,247	$44,604,450
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,275,579	$982,245,882	33,383,332	$748,491,986
Total increase (decrease)	+	534,676	(180,339,410)	1,892,247	233,753,896
End of period		35,810,255	$801,906,472	35,275,579	$982,245,882
31
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$21.53	$18.38	$18.75	$18.24	$19.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.28	0.35	0.36	0.34
Net realized and unrealized gains (losses)	(3.45)	4.11	0.10	1.32	(0.24)
Total from investment operations	(3.13)	4.39	0.45	1.68	0.10
Less distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.39)	(0.39)	(0.33)
Distributions from net realized gains	(0.71)	(0.92)	(0.43)	(0.78)	(0.65)
Total distributions	(1.04)	(1.24)	(0.82)	(1.17)	(0.98)
Net asset value at end of period	$17.36	$21.53	$18.38	$18.75	$18.24
Total return	(15.32%)	24.66%	2.37%	10.14%	0.44%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40% [3]	0.39%	0.40%	0.40%	0.40%
Gross operating expenses[2]	0.40% [3]	0.39%	0.40%	0.40%	0.40%
Net investment income (loss)	1.67%	1.39%	1.91%	1.99%	1.79%
Portfolio turnover rate	11%	10%	22%	11%	8%
Net assets, end of period (x 1,000)	$519,474	$654,876	$517,619	$544,554	$514,701

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.5% OF NET ASSETS

U.S. Stocks 42.3%
Large-Cap 33.2%
Schwab Fundamental US Large Company Index Fund	$59,085,860	$2,796,831	($9,859,596)	$2,281,540	($7,109,625)	$47,195,010	2,227,230	$2,796,831
Schwab S&P 500 Index Fund	139,218,494	9,740,355	(18,708,148)	7,604,689	(28,187,483)	109,667,907	1,827,189	1,776,532
Schwab U.S. Large-Cap Growth Index Fund	19,858,952	2,053,898	(1,128,480)	39,028	(5,130,363)	15,693,035	237,449	352,089
						172,555,952
Small-Cap 9.1%
Schwab Fundamental US Small Company Index Fund	18,219,135	2,027,021	(2,030,898)	(143,457)	(3,895,272)	14,176,529	931,441	2,027,021
Schwab Small-Cap Index Fund	40,657,077	8,157,434	(4,749,056)	(951,792)	(9,949,550)	33,164,113	1,110,282	3,244,429
						47,340,642
						219,896,594

International Stocks 15.0%
Developed Markets 12.6%
Schwab Fundamental International Large Company Index Fund	20,061,722	2,261,477	(2,333,924)	(98,466)	(3,868,271)	16,022,538	1,905,177	749,176
Schwab Fundamental International Small Company Index Fund	15,945,045	2,585,704	(319,999)	(96,920)	(5,244,378)	12,869,452	1,207,266	935,845
Schwab International Index Fund	45,041,593	5,275,465	(1,317,686)	(80,356)	(12,050,037)	36,868,979	2,029,113	1,530,377
						65,760,969
Emerging Markets 2.4%
Schwab Fundamental Emerging Markets Large Company Index Fund	15,913,718	1,664,556	(637,444)	8,320	(4,635,569)	12,313,581	1,675,317	720,574
						78,074,550

Real Estate 3.0%
U.S. REITs 3.0%
Schwab U.S. REIT ETF	20,281,510	1,278,883	(2,448,578)	363,204	(4,062,163)	15,412,856	798,180	384,512

Fixed Income 35.7%
Intermediate-Term Bond 34.8%
Schwab U.S. Aggregate Bond Index Fund	228,337,823	26,913,317	(34,714,378)	(4,863,789)	(35,083,221)	180,589,752	20,998,808	4,733,666
Short-Term Bond 0.9%
Schwab Short-Term Bond Index Fund	6,193,020	90,006	(782,279)	(79,017)	(446,069)	4,975,661	533,869	89,977
						185,565,413

33
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 3.5%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	$16,771,034	$1,152,635	($400)	$—	($5,043)	$17,918,226	17,918,226	$174,699
Total Affiliated Underlying Funds (Cost $403,665,947)	$645,584,983	$65,997,582	($79,030,866)	$3,982,984	($119,667,044)	$516,867,639		$19,515,728
Total Investments in Securities (Cost $403,665,947)						$516,867,639

(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3. (see financial note 2(a) for additional information).
34
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $403,665,947)		$516,867,639
Cash		1,771,520
Receivables:
Investments sold		9,272,005
Dividends		405,611
Fund shares sold		374,568
Interest		2,659
Prepaid expenses	+	17,775
Total assets		528,711,777
Liabilities
Payables:
Investments bought		8,506,572
Fund shares redeemed		502,815
Shareholder service fees		98,875
Investment adviser and administrator fees		52,550
Independent trustees’ fees		39
Accrued expenses	+	77,012
Total liabilities		9,237,863
Net assets		$519,473,914
Net Assets by Source
Capital received from investors		$397,618,701
Total distributable earnings	+	121,855,213
Net assets		$519,473,914

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$519,473,914		29,923,064		$17.36

35
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$12,239,079
Interest received from securities - unaffiliated	+	18,350
Total investment income		12,257,429
Expenses
Shareholder service fees		1,438,179
Investment adviser and administrator fees		770,324
Registration fees		35,255
Portfolio accounting fees		27,586
Proxy fees[1]		26,665
Shareholder reports		21,694
Professional fees		20,813
Independent trustees’ fees		8,388
Transfer agent fees		3,096
Custodian fees		1,960
Other expenses	+	9,900
Total expenses		2,363,860
Expense reduction	–	3,097
Net expenses	–	2,360,763
Net investment income		9,896,666
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		7,276,649
Net realized gains on sales of securities - affiliated	+	3,982,984
Net realized gains		11,259,633
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	(119,667,044)
Net realized and unrealized losses		(108,407,411)
Decrease in net assets resulting from operations		($98,510,745)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
36
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$9,896,666	$8,512,714
Net realized gains		11,259,633	21,530,054
Net change in unrealized appreciation (depreciation)	+	(119,667,044)	97,820,924
Increase (decrease) in net assets resulting from operations		($98,510,745)	$127,863,692
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($31,823,550)	($34,781,810)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,053,833	$59,625,179	4,679,194	$95,523,630
Shares reinvested		1,384,745	28,747,318	1,640,068	31,604,119
Shares redeemed	+	(4,931,534)	(93,440,331)	(4,058,104)	(82,952,722)
Net transactions in fund shares		(492,956)	($5,067,834)	2,261,158	$44,175,027
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		30,416,020	$654,876,043	28,154,862	$517,619,134
Total increase (decrease)	+	(492,956)	(135,402,129)	2,261,158	137,256,909
End of period		29,923,064	$519,473,914	30,416,020	$654,876,043
37
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$18.47	$16.50	$16.43	$15.63	$16.27
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.26	0.30	0.35	0.31
Net realized and unrealized gains (losses)	(2.97)	2.27	0.27	1.18	(0.38)
Total from investment operations	(2.68)	2.53	0.57	1.53	(0.07)
Less distributions:
Distributions from net investment income	(0.30)	(0.27)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	(0.59)	(0.29)	(0.19)	(0.37)	(0.25)
Total distributions	(0.89)	(0.56)	(0.50)	(0.73)	(0.57)
Net asset value at end of period	$14.90	$18.47	$16.50	$16.43	$15.63
Total return	(15.23%)	15.50%	3.57%	10.31%	(0.49%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.42% [3]	0.41%	0.42%	0.43%	0.41%
Gross operating expenses[2]	0.42% [3]	0.41%	0.42%	0.43%	0.41%
Net investment income (loss)	1.73%	1.45%	1.84%	2.19%	1.93%
Portfolio turnover rate	11%	13%	35%	26%	9%
Net assets, end of period (x 1,000)	$227,991	$335,110	$278,883	$263,373	$239,068

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
38
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.5% OF NET ASSETS

U.S. Stocks 28.2%
Large-Cap 22.2%
Schwab Fundamental US Large Company Index Fund	$20,049,297	$1,837,826	($6,572,518)	$1,396,688	($2,999,932)	$13,711,361	647,068	$949,036
Schwab S&P 500 Index Fund	47,404,594	4,649,146	(13,115,370)	6,425,594	(13,212,743)	32,151,221	535,675	605,949
Schwab U.S. Large-Cap Growth Index Fund	6,958,268	1,187,278	(1,813,636)	260,261	(1,923,461)	4,668,710	70,642	123,367
						50,531,292
Small-Cap 6.0%
Schwab Fundamental US Small Company Index Fund	5,916,724	791,966	(1,244,377)	(8,203)	(1,299,650)	4,156,460	273,092	658,281
Schwab Small-Cap Index Fund	14,217,551	3,392,638	(4,206,181)	(306,651)	(3,458,726)	9,638,631	322,686	1,134,557
						13,795,091
						64,326,383

International Stocks 10.1%
Developed Markets 8.5%
Schwab Fundamental International Large Company Index Fund	6,690,648	1,034,823	(1,779,129)	(10,908)	(1,258,137)	4,677,297	556,159	252,770
Schwab Fundamental International Small Company Index Fund	5,744,117	315,889	(525,000)	(103,586)	(1,662,185)	3,769,235	353,587	315,889
Schwab International Index Fund	15,566,944	1,834,556	(2,633,552)	(176,021)	(3,828,479)	10,763,448	592,375	516,716
						19,209,980
Emerging Markets 1.6%
Schwab Fundamental Emerging Markets Large Company Index Fund	5,328,747	666,016	(820,527)	(14,423)	(1,488,324)	3,671,489	499,522	245,076
						22,881,469

Real Estate 2.0%
U.S. REITs 2.0%
Schwab U.S. REIT ETF	6,912,401	234,542	(1,349,523)	132,524	(1,313,116)	4,616,828	239,090	124,390

Fixed Income 55.7%
Intermediate-Term Bond 54.7%
Schwab U.S. Aggregate Bond Index Fund	183,900,598	13,965,471	(43,035,923)	(5,742,878)	(24,358,395)	124,728,873	14,503,357	3,592,868
Short-Term Bond 1.0%
Schwab Short-Term Bond Index Fund	3,181,909	43,731	(671,387)	(52,368)	(203,977)	2,297,908	246,557	43,717
						127,026,781

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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 3.5%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	$9,220,832	$75,242	($1,250,220)	($630)	($2,021)	$8,043,203	8,043,203	$85,083
Total Affiliated Underlying Funds (Cost $202,271,486)	$331,092,630	$30,029,124	($79,017,343)	$1,799,399	($57,009,146)	$226,894,664		$8,647,699
Total Investments in Securities (Cost $202,271,486)						$226,894,664

(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3. (see financial note 2(a) for additional information).
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Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $202,271,486)		$226,894,664
Cash		282,848
Receivables:
Investments sold		4,119,420
Dividends		278,707
Fund shares sold		248,358
Interest		904
Prepaid expenses	+	15,863
Total assets		231,840,764
Liabilities
Payables:
Investments bought		3,592,140
Fund shares redeemed		130,497
Shareholder service fees		44,428
Investment adviser and administrator fees		23,384
Independent trustees’ fees		35
Accrued expenses	+	59,747
Total liabilities		3,850,231
Net assets		$227,990,533
Net Assets by Source
Capital received from investors		$202,174,552
Total distributable earnings	+	25,815,981
Net assets		$227,990,533

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$227,990,533		15,304,913		$14.90

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Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$6,170,406
Interest received from securities - unaffiliated	+	5,469
Total investment income		6,175,875
Expenses
Shareholder service fees		702,592
Investment adviser and administrator fees		373,899
Registration fees		42,715
Portfolio accounting fees		24,115
Professional fees		20,163
Proxy fees[1]		12,943
Shareholder reports		12,357
Independent trustees’ fees		7,548
Transfer agent fees		1,709
Custodian fees		1,496
Interest expense		380
Other expenses	+	7,063
Total expenses		1,206,980
Expense reduction	–	1,709
Net expenses	–	1,205,271
Net investment income		4,970,604
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		2,477,293
Net realized gains on sales of securities - affiliated	+	1,799,399
Net realized gains		4,276,692
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	(57,009,146)
Net realized and unrealized losses		(52,732,454)
Decrease in net assets resulting from operations		($47,761,850)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
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Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$4,970,604	$4,473,107
Net realized gains		4,276,692	10,926,449
Net change in unrealized appreciation (depreciation)	+	(57,009,146)	27,412,068
Increase (decrease) in net assets resulting from operations		($47,761,850)	$42,811,624
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($15,825,504)	($9,242,129)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,222,481	$37,874,315	4,868,387	$87,446,661
Shares reinvested		773,587	13,558,318	450,769	7,876,623
Shares redeemed	+	(5,830,067)	(94,964,552)	(4,084,996)	(72,665,622)
Net transactions in fund shares		(2,833,999)	($43,531,919)	1,234,160	$22,657,662
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		18,138,912	$335,109,806	16,904,752	$278,882,649
Total increase (decrease)	+	(2,833,999)	(107,119,273)	1,234,160	56,227,157
End of period		15,304,913	$227,990,533	18,138,912	$335,109,806
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Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab MarketTrack All Equity Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2055 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2060 Fund
Schwab S&P 500 Index Fund	Schwab Target 2065 Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental Global Real Estate Index Fund
Schwab International Opportunities Fund	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund - Income Payout
The funds are primarily “funds of funds.” Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed-income securities, other mutual funds, exchange-traded funds (ETFs) and cash equivalents, including money market securities, to achieve their investment objectives.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits were accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: Effective May 23, 2022 Brown Brothers Harriman & Co. (BBH) was replaced by Citibank, N.A as custodian of the funds. The funds no longer subscribe to the BBH Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep was an investment product that automatically swept the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, was subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds assumed the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed. The funds terminated the CMS Sweep program and cash was returned to the funds prior to terminating services with BBH.
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Pursuant to the Amended and Restated Investment Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income at the end of each calendar quarter. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Regulatory Update:
In October 2022, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments will be effective on January 24, 2023 and the compliance date will be July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the funds to underperform other funds with a similar investment objective. The funds are not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the funds are appropriate investments in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
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Financial Notes (continued)

3. Risk Factors (continued):
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Errors relating to an index may occur from time to time and may not be identified by the underlying fund’s index provider for a period of time. In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for an underlying fund.
•   Tracking Error Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of an underlying fund and its index, positive or negative, is called "tracking error." Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
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Financial Notes (continued)

3. Risk Factors (continued):
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk and market risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have agreed with the funds, for so long as the investment adviser serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as a percentage of average daily net assets as follows:
SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO	SCHWAB MARKETTRACK BALANCED PORTFOLIO	SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by each fund through its investments in the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2022, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:
UNDERLYING FUNDS	SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO	SCHWAB MARKETTRACK BALANCED PORTFOLIO	SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
Schwab Fundamental Emerging Markets Large Company Index Fund	5.7%	4.3%	2.0%	0.6%
Schwab Fundamental International Large Company Index Fund	2.7%	2.1%	0.6%	0.3%
Schwab Fundamental International Small Company Index Fund	6.5%	4.9%	3.8%	0.7%
Schwab Fundamental US Large Company Index Fund	1.5%	1.5%	0.7%	0.2%
Schwab Fundamental US Small Company Index Fund	2.0%	1.9%	0.9%	0.3%
Schwab International Index Fund	1.3%	1.1%	0.5%	0.2%
Schwab S&P 500 Index Fund	0.4%	0.4%	0.2%	0.1%
Schwab Short-Term Bond Index Fund	—%	—%	0.3%	0.1%
Schwab Small-Cap Index Fund	1.4%	1.4%	0.6%	0.2%
Schwab U.S. Aggregate Bond Index Fund	—%	3.1%	4.4%	3.1%
Schwab U.S. Large-Cap Growth Index Fund	3.6%	2.8%	1.7%	0.5%
Schwab U.S. REIT ETF	0.6%	0.6%	0.3%	0.1%
Schwab Variable Share Price Money Fund, Ultra Shares	—%	0.6%	0.4%	0.2%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab MarketTrack All Equity Portfolio	$—	$—	$—
Schwab MarketTrack Growth Portfolio	—	—	—
Schwab MarketTrack Balanced Portfolio	—	—	—
Schwab MarketTrack Conservative Portfolio	—	186,983	11,499

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2022, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab MarketTrack All Equity Portfolio	$67,449,698	$56,113,306
Schwab MarketTrack Growth Portfolio	79,623,617	70,448,608
Schwab MarketTrack Balanced Portfolio	65,997,582	79,030,866
Schwab MarketTrack Conservative Portfolio	30,029,124	79,017,343

8. Federal Income Taxes:
As of October 31, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab MarketTrack All Equity Portfolio	$456,086,011	$255,851,821	($16,171,928)	$239,679,893
Schwab MarketTrack Growth Portfolio	537,383,167	286,978,148	(26,946,732)	260,031,416
Schwab MarketTrack Balanced Portfolio	409,273,295	144,494,892	(36,900,548)	107,594,344
Schwab MarketTrack Conservative Portfolio	206,049,797	44,369,704	(23,524,837)	20,844,867
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
Schwab MarketTrack All Equity Portfolio	$898,023	$22,574,323	$239,679,893	$263,152,239
Schwab MarketTrack Growth Portfolio	917,601	21,871,324	260,031,416	282,820,341
Schwab MarketTrack Balanced Portfolio	2,533,286	11,727,583	107,594,344	121,855,213
Schwab MarketTrack Conservative Portfolio	251,980	4,719,134	20,844,867	25,815,981
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab MarketTrack All Equity Portfolio	$19,017,789	$13,762,591	$7,460,784	$39,354,505
Schwab MarketTrack Growth Portfolio	16,666,445	31,287,063	12,895,152	51,712,898
Schwab MarketTrack Balanced Portfolio	11,374,707	20,448,843	9,583,547	25,198,263
Schwab MarketTrack Conservative Portfolio	5,450,344	10,375,160	5,222,343	4,019,786
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the “Funds”), four of the funds constituting Schwab Capital Trust, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2022. The foreign tax credit and the foreign source income amounts are as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab MarketTrack All Equity Portfolio	$753,447	$7,978,881
Schwab MarketTrack Growth Portfolio	575,051	6,101,724
Schwab MarketTrack Balanced Portfolio	289,455	3,079,227
Schwab MarketTrack Conservative Portfolio	97,972	1,041,215
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2022, qualify for the corporate dividends received deduction:

Schwab MarketTrack All Equity Portfolio	44.10%
Schwab MarketTrack Growth Portfolio	40.48%
Schwab MarketTrack Balanced Portfolio	31.72%
Schwab MarketTrack Conservative Portfolio	21.65%
For the fiscal year ended October 31, 2022, the funds designate the following amounts of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab MarketTrack All Equity Portfolio	$19,616,954
Schwab MarketTrack Growth Portfolio	16,779,760
Schwab MarketTrack Balanced Portfolio	8,249,706
Schwab MarketTrack Conservative Portfolio	2,882,608
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2022:
Schwab MarketTrack All Equity Portfolio	$13,762,591
Schwab MarketTrack Growth Portfolio	31,287,063
Schwab MarketTrack Balanced Portfolio	20,448,843
Schwab MarketTrack Conservative Portfolio	10,375,160
For the fiscal year ended October 31, 2022, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab MarketTrack All Equity Portfolio	$721,178
Schwab MarketTrack Growth Portfolio	512,118
Schwab MarketTrack Balanced Portfolio	276,221
Schwab MarketTrack Conservative Portfolio	85,132
For the fiscal year ended October 31, 2022, the funds designate the following percentage of dividend income as business interest income under section 163(j) of the Internal Revenue Code:

Schwab MarketTrack All Equity Portfolio	—%
Schwab MarketTrack Growth Portfolio	0.53%
Schwab MarketTrack Balanced Portfolio	0.91%
Schwab MarketTrack Conservative Portfolio	1.74%

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Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352
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Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity risk metrics. No significant liquidity events impacting any of the funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including

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modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab MarketTrack Conservative Portfolio and Schwab MarketTrack All Equity Portfolio had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the each Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the
Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of each Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep each Fund’s expense cap for so long as it serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, and any differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Funds invest a portion of their assets in other funds within the Schwab fund complex, the Trustees considered that the investment adviser indirectly benefits from the Funds’ investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.

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Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from high fees, including for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

All Equity Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones Equity All REIT Capped Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones U.S. Select REIT Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the index was composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6% Russell RAFI Developed ex US Large Company Index (Net), 5% Russell RAFI Developed ex US Small Company Index (Net), 5% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). Percentages listed may not total to 100% due to rounding.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 21.0% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones Equity All REIT Capped Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 21% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones U.S. Select REIT Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014
through February 27, 2020, the Balanced Composite Index was composed of 21% S&P 500 Index, 10.5% Russell 2000 Index, 9% Russell RAFI US Large Company Index, 4.5% Russell RAFI US Small Company Index, 7% MSCI EAFE Index (Net), 3% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Government/Credit 1–5 Year Index  An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.

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bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Conservative Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones Equity All REIT Capped Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones U.S. Select REIT Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014, through February 27, 2020, the index was composed of 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI US Large Company Index, 3.0% Russell RAFI US Small Company Index, 4.67% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg US Aggregate Bond Index, and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Dow Jones Equity All REIT Capped Index  A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights great than 5% exceeds 25%.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
Dow Jones U.S. Total Stock Market Index  An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Growth Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones Equity All REIT Capped Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones U.S. Select REIT Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the Growth Composite Index was composed of 28% S&P 500 Index, 14% Russell 2000 Index, 12% Russell RAFI US Large Company Index, 6% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the

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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was composed of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab MarketTrack Portfolios
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13813-25
00280554

Annual Report  |  October 31, 2022
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund
Schwab Target 2065 Fund

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Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2022
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	-15.69%
Target 2010 Composite Index	-14.26%
Fund Category: Morningstar Target-Date 2000-2010[1]	-14.76%
Performance Details	pages 8-10

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	-16.15%
Target 2015 Composite Index	-14.50%
Fund Category: Morningstar Target-Date 2015[1]	-15.43%
Performance Details	pages 11-13

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	-16.35%
Target 2020 Composite Index	-14.67%
Fund Category: Morningstar Target-Date 2020[1]	-16.13%
Performance Details	pages 14-16

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	-17.39%
Target 2025 Composite Index	-15.34%
Fund Category: Morningstar Target-Date 2025[1]	-16.85%
Performance Details	pages 17-19

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	-18.51%
Target 2030 Composite Index	-16.15%
Fund Category: Morningstar Target-Date 2030[1]	-17.69%
Performance Details	pages 20-22

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	-19.41%
Target 2035 Composite Index	-16.84%
Fund Category: Morningstar Target-Date 2035[1]	-18.49%
Performance Details	pages 23-25
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.

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Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2022
Schwab Target 2040 Fund (Ticker Symbol: SWERX)	-20.10%
Target 2040 Composite Index	-17.44%
Fund Category: Morningstar Target-Date 2040[1]	-18.96%
Performance Details	pages 26-28

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	-20.76%
Target 2045 Composite Index	-17.98%
Fund Category: Morningstar Target-Date 2045[1]	-19.30%
Performance Details	pages 29-31

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	-21.22%
Target 2050 Composite Index	-18.32%
Fund Category: Morningstar Target-Date 2050[1]	-19.52%
Performance Details	pages 32-34

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	-21.54%
Target 2055 Composite Index	-18.53%
Fund Category: Morningstar Target-Date 2055[1]	-19.63%
Performance Details	pages 35-37

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	-21.88%
Target 2060 Composite Index	-18.71%
Fund Category: Morningstar Target-Date 2060[1]	-19.63%
Performance Details	pages 38-40

Schwab Target 2065 Fund (Ticker Symbol: SWQRX)	-21.78%
Target 2065 Composite Index	-18.76%
Fund Category: Morningstar Target-Date 2065+[1]	-19.88%
Performance Details	pages 41-43
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
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Schwab Target Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
Geopolitical, economic, and market challenges abounded during the 12-month reporting period ended October 31, 2022. Although the period started off strong, with markets reaching new highs in the final months of 2021, the subsequent 10 months were beset by rapidly rising inflation, sharply climbing interest rates, steeply declining stock prices, and the onset of a war in Europe as Russia invaded Ukraine. Economic growth in the United States and most of the world slowed. By the end of the period, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% of its value from its early-January 2022 peak and returned -14.6% for the reporting period. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, declined by more than 25% between early-January 2022 highs and the end of the reporting period and returned -23.0% for the reporting period. U.S. fixed-income markets slumped in the face of inflationary pressures, with the broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, returning -15.7% for the reporting period.
At Schwab Asset Management, we recognize that today’s turbulent investment environment may be unsettling for many investors. Market declines and volatility can rattle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, even in the face of market turmoil and volatility, most investors are best served by maintaining a diversified portfolio that reflects their risk tolerance and goals.
The Schwab Target Funds offer a diversified portfolio solution designed to reflect an investor’s risk tolerance and investment goals as they change over time. As each fund draws closer to its designated target retirement date, its allocations shift from equity funds to fixed-income funds and from actively managed strategies to index strategies, helping you maintain a diversified portfolio that reflects your evolving risk appetite at every stage of your investment lifecycle up to and through retirement.
Thank you for investing with Schwab Asset Management. For more information about the Schwab Target Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Target Funds offer a diversified portfolio solution designed to reflect an investor’s risk tolerance and investment goals as they change over time.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -14.61%. U.S. small-cap stocks underperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning -18.54% and -16.38%, respectively. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning -24.60% and -7.00%, respectively. Among U.S. industry sectors, only energy generated strong positive returns, driven by soaring oil and gas prices. Traditionally defensive sectors, such as consumer staples, utilities, and health care, tended to outperform the market average, while cyclically sensitive sectors, such as consumer discretionary, real estate, and information technology, lagged. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -23.00% and the MSCI Emerging Markets Index (Net)* returned -31.03%. U.S. and international bonds were also weak for the reporting period as economic uncertainty and rising interest rates by many central banks drove bond yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The Bloomberg US Aggregate Bond Index returned -15.68% and the FTSE non-US Dollar World Government Bond Index returned -27.64%.
After a recovery from the dramatic impact of the COVID-19 pandemic through the end of 2021, U.S. gross domestic product (GDP) increased at an annualized rate of 6.9% for the fourth quarter. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% and -0.6% for the first and second quarters of 2022, respectively. GDP growth was positive for the third quarter of 2022, increasing at an annualized rate of 2.9%, driven primarily by energy
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds
The Investment Environment (continued)

exports. Consumer spending also grew but at a slower pace than in the second quarter. Inflation remained stubbornly high, hitting a 40-year high in June due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs, before falling slightly by the end of the reporting period. The unemployment rate remained low, ending the reporting period near pre-pandemic lows.
Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, high energy costs, rising inflation, and the war in Ukraine. After spiking in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—oil prices generally fell through the rest of the reporting period, ending at just over $86 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP for the fourth quarter of 2021 and first and second quarters of 2022, as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small gains in GDP growth for the fourth quarter of 2021 and first and second quarters of 2022. Among emerging markets, China’s GDP growth rate remained positive but slowed notably as China dealt with numerous headwinds including lockdowns and quarantines, declining domestic consumption, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing mortgage payments on incomplete builds. India’s GDP growth also remained positive over the reporting period, particularly in the second quarter of 2022, on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policy around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, as inflation continued to rise and indicators of economic activity and employment continued to strengthen, the U.S. Federal Reserve (Fed) shifted its stance. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate five times during the reporting period—by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, 0.75% in late July, and 0.75% in late September—in its ongoing efforts to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 3.00% to 3.25%. In June, the Fed also began to reduce the $9 trillion in assets it held on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening between 2017 and 2019. Outside the United States, central banks were similarly responsive. After holding its policy rate unchanged since March 2015, at 0.00%, the European Central Bank raised its interest rate three times over the reporting period in an effort to dampen demand and control inflation, which in October 2022 rose into double-digits. The Bank of England raised its key official bank rate seven times during the reporting period, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but raised its inflation forecast at its October 2022 meeting. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Brazil, Mexico, and Pakistan raised their rates multiple times over the reporting period to counteract the impacts of inflation. In contrast, China cut its interest rate three times over the reporting period, in part as a result of a resurgence of COVID-19 cases and a lingering property downturn. Russia raised its benchmark policy rate to 20% in late February 2022 amid the broadening fallout of Western sanctions in retaliation against Russia’s invasion of Ukraine, but subsequently reduced it several times.
U.S. bond yields remained relatively flat through the final two months of 2021. However, as inflation continued to rise and Fed monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. Over the reporting period, the yield on the 10-year U.S. Treasury rose from 1.55% to 4.10%. Short-term rates also rose, with the yield on the three-month U.S. Treasury climbing from 0.05% to 4.22% over the reporting period. Outside the U.S., bond yields generally followed a similar trajectory.
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund as of October 31, 2022

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2010 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2010 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2010 Fund’s asset allocation was approximately 37.4% equity securities, 58.1% fixed-income securities, and 4.5% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2010 Fund returned -15.69%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned -14.26%.
Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2010 Fund’s fixed-income allocations detracted the most from the total return of the 2010 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the fund, returning approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index.
The 2010 Fund’s U.S. equity allocations, particularly the 2010 Fund’s U.S. large-cap equity allocations, also detracted from the total return of the 2010 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Schwab Fundamental US Large Company Index Fund and Schwab U.S. Mid-Cap Index Fund were the smallest detractors from the total return of the 2010 Fund, returning approximately -4% and -17%, respectively, for the reporting period.
The 2010 Fund’s international equity allocations also detracted from the total return of the 2010 Fund. The Schwab International Opportunities Fund detracted from the total return of the 2010 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2010 Fund’s real estate allocation was a small detractor from the total return of the 2010 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	-15.69%	2.25%	4.05%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Target 2010 Composite Index	-14.26%	2.64%	4.29%
Fund Category: Morningstar Target-Date 2000-2010[2]	-14.76%	2.33%	4.15%
Fund Expense Ratios[3]: Net 0.31%; Gross 0.43%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.31% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	24%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund as of October 31, 2022

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2015 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2015 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and Schwab ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2015 Fund’s asset allocation was approximately 40.9% equity securities, 55.0% fixed-income securities and 4.1% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2015 Fund returned -16.15%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned -14.50%.
Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2015 Fund’s fixed-income allocations detracted the most from the total return of the 2015 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the fund, returning approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index.
The 2015 Fund’s U.S. equity allocations, particularly the 2015 Fund’s U.S. large-cap equity allocations, also detracted from the total return of the 2015 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Schwab Fundamental US Large Company Index Fund and Schwab U.S. Mid-Cap Index Fund were the smallest detractors from the total return of the 2015 Fund, returning approximately -4% and -17%, respectively, for the reporting period.
The 2015 Fund’s international equity allocations also detracted from the total return of the 2015 Fund. The Schwab International Opportunities Fund detracted from the total return of the 2015 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2015 Fund’s real estate allocation was a small detractor from the total return of the 2015 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2015 Fund (3/12/08)	-16.15%	2.34%	4.40%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Target 2015 Composite Index	-14.50%	2.79%	4.67%
Fund Category: Morningstar Target-Date 2015[2]	-15.43%	2.62%	4.85%
Fund Expense Ratios[3]: Net 0.33%; Gross 0.41%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.33% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	19%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund as of October 31, 2022

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2020 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2020 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2020 Fund’s asset allocation was approximately 43.3% equity securities, 52.9% fixed-income securities, and 3.8% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2020 Fund returned -16.35%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned -14.67%.
Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2020 Fund’s fixed-income allocations detracted the most from the total return of the 2020 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the fund, returning approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index.
The 2020 Fund’s U.S. equity allocations, particularly the 2020 Fund’s U.S. large-cap equity allocations, also detracted from the total return of the 2020 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Schwab Fundamental US Large Company Index Fund and Schwab U.S. Mid-Cap Index Fund were the smallest detractors from the total return of the 2020 Fund, returning approximately -4% and -17%, respectively, for the reporting period.
The 2020 Fund’s international equity allocations also detracted from the total return of the 2020 Fund. The Schwab International Opportunities Fund detracted from the total return of the 2020 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2020 Fund’s real estate allocation was a small detractor from the total return of the 2020 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	-16.35%	2.48%	5.14%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Target 2020 Composite Index	-14.67%	3.00%	5.45%
Fund Category: Morningstar Target-Date 2020[2]	-16.13%	2.79%	5.30%
Fund Expense Ratios[3]: Net 0.34%; Gross 0.36%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.34% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	17%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund as of October 31, 2022

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2025 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2025 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2025 Fund’s asset allocation was approximately 53.4% equity securities, 43.5% fixed-income securities, and 3.1% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2025 Fund returned -17.39%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned -15.34%.
Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2025 Fund’s fixed-income allocations detracted the most from the total return of the 2025 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index.
The 2025 Fund’s U.S. equity allocations, particularly the 2025 Fund’s U.S. large-cap equity allocations, also detracted from the total return of the 2025 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Schwab Fundamental US Large Company Index Fund was the smallest detractor from the total return of the 2025 Fund, returning approximately -4% for the reporting period.
The 2025 Fund’s international equity allocations also detracted from the total return of the 2025 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2025 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund. The Goldman Sachs Emerging Markets Equity Insights Fund was a small detractor from the total return of the 2025 Fund, returning approximately -30% for the reporting period.
The 2025 Fund’s real estate allocation was a small detractor from the total return of the 2025 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2025 Fund (3/12/08)	-17.39%	3.01%	6.01%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Target 2025 Composite Index	-15.34%	3.73%	6.41%
Fund Category: Morningstar Target-Date 2025[2]	-16.85%	3.08%	5.69%
Fund Expense Ratios[3]: Net 0.43%; Gross 0.45%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.43% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	19%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund as of October 31, 2022

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2030 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2030 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2030 Fund’s asset allocation was approximately 65.7% equity securities, 32.0% fixed-income securities, and 2.3% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2030 Fund returned -18.51%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned -16.15%.
Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2030 Fund’s U.S. equity allocations, particularly the 2030 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2030 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Schwab Fundamental US Large Company Index Fund was the smallest detractor from the total return of the 2030 Fund, returning approximately -4% for the reporting period.
The 2030 Fund’s international equity allocations also detracted from the total return of the 2030 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2030 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2030 Fund’s fixed-income allocations also detracted from the total return of the 2030 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Schwab Treasury Inflation Protected Securities Index Fund was a small detractor from the total return of the 2030 Fund, returning approximately -12% for the reporting period.
The 2030 Fund’s real estate allocation was a small detractor from the total return of the 2030 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
20
Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	-18.51%	3.38%	6.65%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Target 2030 Composite Index	-16.15%	4.23%	7.12%
Fund Category: Morningstar Target-Date 2030[2]	-17.69%	3.67%	6.38%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
21
Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	16%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
22
Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund as of October 31, 2022

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2035 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2035 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2035 Fund’s asset allocation was approximately 74.8% equity securities, 23.4% fixed-income securities, and 1.8% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2035 Fund returned -19.41%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned -16.84%.
Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2035 Fund’s U.S. equity allocations, particularly the 2035 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2035 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Schwab Fundamental US Large Company Index Fund was a small detractor from the total return of the 2035 Fund, returning approximately -4% for the reporting period.
The 2035 Fund’s international equity allocations also detracted from the total return of the 2035 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2035 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2035 Fund’s fixed-income allocations also detracted from the total return of the 2035 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Metropolitan West Total Return Bond Fund was removed from the 2035 Fund at the end of January 2022 and was the smallest detractor from the total return of the 2035 Fund, returning approximately -2% while held by the 2035 Fund.
The 2035 Fund’s real estate allocation was a small detractor from the total return of the 2035 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
23
Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2035 Fund (3/12/08)	-19.41%	3.61%	7.17%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Target 2035 Composite Index	-16.84%	4.59%	7.69%
Fund Category: Morningstar Target-Date 2035[2]	-18.49%	4.18%	7.03%
Fund Expense Ratios[3]: Net 0.56%; Gross 0.58%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.56% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
24
Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	13%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
25
Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund as of October 31, 2022

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2040 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2040 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2040 Fund’s asset allocation was approximately 82.3% equity securities, 16.4% fixed-income securities, and 1.3% cash and cash equivalents including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2040 Fund returned -20.10%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned -17.44%.
Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2040 Fund’s U.S. equity allocations, particularly the 2040 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2040 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2040 Fund’s international equity allocations also detracted from the total return of the 2040 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2040 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2040 Fund’s fixed-income allocations also detracted from the total return of the 2040 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Metropolitan West Total Return Bond Fund was removed from the 2040 Fund at the end of January 2022 and was the smallest detractor from the total return of the 2040 Fund, returning approximately -2% while held by the 2040 Fund. The Schwab Short-Term Bond Index Fund was another small detractor from the total return of the 2040 Fund, returning approximately -7% for the reporting period.
The 2040 Fund’s real estate allocation was a small detractor from the total return of the 2040 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
26
Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2012 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	-20.10%	3.79%	7.58%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	12.36%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Target 2040 Composite Index	-17.44%	4.87%	8.15%
Fund Category: Morningstar Target-Date 2040[2]	-18.96%	4.57%	7.48%
Fund Expense Ratios[3]: Net 0.60%; Gross 0.61%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.60% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
27
Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
28
Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund as of October 31, 2022

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2045 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2045 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2045 Fund’s asset allocation was approximately 88.4% equity securities, 10.7% fixed-income securities, and 0.9% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2045 Fund returned -20.76%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned -17.98%.
Positioning and Strategies. The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2045 Fund’s U.S. equity allocations, particularly the 2045 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2045 Fund. The Schwab S&P 500 Index Fund returned approximately -15% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2045 Fund’s international equity allocations also detracted from the total return of the 2045 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2045 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2045 Fund’s real estate allocation also detracted from the total return of the 2045 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.
The 2045 Fund’s fixed-income allocations were the smallest detractor from the total return of the 2045 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Metropolitan West Total Return Bond Fund was removed from the 2045 Fund at the end of January 2022 and was the smallest detractor from the total return of the 2045 Fund, returning approximately -2% while held by the 2045 Fund. The Schwab Short-Term Bond Index Fund was another small detractor from the total return of the 2045 Fund, returning approximately -7% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
29
Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2045 Fund (1/23/13)	-20.76%	3.92%	7.22%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	11.87%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.77%
Target 2045 Composite Index	-17.98%	5.10%	7.91%
Fund Category: Morningstar Target-Date 2045[2]	-19.30%	4.85%	N/A
Fund Expense Ratios[3]: Net 0.64%; Gross 0.68%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.64% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
30
Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
31
Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund as of October 31, 2022

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2050 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2050 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2050 Fund’s asset allocation was approximately 92.0% equity securities, 7.3% fixed-income securities, and 0.6% cash and cash equivalents (including money market funds).1 At its target date, the 2050 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2050 Fund returned -21.22%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned -18.32%.
Positioning and Strategies. The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2050 Fund’s U.S. equity allocations, particularly the 2050 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2050 Fund. The Schwab Select Large Cap Growth Fund returned approximately -37% for the reporting period, underperforming the U.S. large cap equity comparative index, the S&P 500® Index.
The 2050 Fund’s international equity allocations also detracted from the total return of the 2050 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2050 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)2. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2050 Fund’s real estate allocation also detracted from the total return of the 2050 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)2.
The 2050 Fund’s fixed-income allocations were the smallest detractor from the total return of the 2050 Fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -16% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Baird Aggregate Bond Fund and Metropolitan West Total Return Bond Fund were removed from the 2050 Fund at the end of January 2022 and were the smallest detractors from the total return of the 2050 Fund, with both returning approximately -2% while held by the 2050 Fund.

Management views and portfolio holdings may have changed since the report date.
[1]	Percentages may not add up to 100% due to rounding.
[2]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2050 Fund (1/23/13)	-21.22%	4.02%	7.39%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	11.87%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.77%
Target 2050 Composite Index	-18.32%	5.22%	8.10%
Fund Category: Morningstar Target-Date 2050[2]	-19.52%	4.91%	N/A
Fund Expense Ratios[3]: Net 0.67%; Gross 0.71%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.67% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	19
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,4,5

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	Less than 0.05%.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.
34
Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund as of October 31, 2022

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2055 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2055 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2055 Fund’s asset allocation was approximately 94.2% equity securities, 5.3% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2055 Fund returned -21.54%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned -18.53%.
Positioning and Strategies. The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2055 Fund’s U.S. equity allocations, particularly the 2055 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2055 Fund. The Schwab Select Large Cap Growth Fund returned approximately -37% for the reporting period, underperforming the U.S. large cap equity comparative index, the S&P 500® Index.
The 2055 Fund’s international equity allocations also detracted from the total return of the 2055 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2055 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2055 Fund’s real estate allocation also detracted from the total return of the 2055 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.
The 2055 Fund’s fixed-income allocations were the smallest detractor from the total return of the 2055 Fund. The Loomis Sayles Investment Grade Bond Fund returned approximately -14% for the reporting period. The Baird Aggregate Bond Fund and Metropolitan West Total Return Bond Fund were removed from the 2055 Fund at the end of January 2022 and were the smallest detractors from the total return of the 2055 Fund, with both returning approximately -2% while held by the 2055 Fund.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
35
Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2055 Fund (1/23/13)	-21.54%	4.03%	7.48%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	11.87%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.77%
Target 2055 Composite Index	-18.53%	5.30%	8.23%
Fund Category: Morningstar Target-Date 2055[2]	-19.63%	4.95%	N/A
Fund Expense Ratios[3]: Net 0.68%; Gross 0.74%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.68% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
36
Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	18
Portfolio Turnover Rate	4%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
37
Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund as of October 31, 2022

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2060 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2060 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2060 Fund’s asset allocation was approximately 96.2% equity securities, 3.3% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2060 Fund returned -21.88%. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the composite index), returned -18.71%.
Positioning and Strategies. The 2060 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2060 Fund’s U.S. equity allocations, particularly the 2060 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2060 Fund. The Schwab Select Large Cap Growth Fund returned approximately -37% for the reporting period, underperforming the U.S. large cap equity comparative index, the S&P 500® Index.
The 2060 Fund’s international equity allocations also detracted from the total return of the 2060 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2060 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Opportunities Fund was the largest detractor from the relative return of the fund.
The 2060 Fund’s real estate allocation also detracted from the total return of the 2060 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.
The 2060 Fund’s fixed-income allocations were the smallest detractor from the total return of the 2060 Fund. The Loomis Sayles Investment Grade Bond Fund returned approximately -14% for the reporting period. The Baird Aggregate Bond Fund and Metropolitan West Total Return Bond Fund were removed from the 2060 Fund at the end of January 2022 and were the smallest detractors from the total return of the 2060 Fund, with both returning approximately -2% while held by the 2060 Fund.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
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Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	-21.88%	4.08%	6.59%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	9.72%	11.23%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	-0.42%
Target 2060 Composite Index	-18.71%	5.38%	7.41%
Fund Category: Morningstar Target-Date 2060[2]	-19.63%	5.00%	N/A
Fund Expense Ratios[3]: Net 0.69%; Gross 0.91%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.69% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
39
Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	17
Portfolio Turnover Rate	15%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
40
Schwab Target Funds  |  Annual Report

Schwab Target 2065 Fund as of October 31, 2022

The Schwab Target 2065 Fund (the 2065 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2065 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2065 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2022, the 2065 Fund’s asset allocation was approximately 97.0% equity securities, 2.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2065 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2065 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2022, U.S. and international equity and bond markets lost ground. After several key market indices hit record highs through early January 2022, equity markets around the globe began to slide in reaction to growing headwinds, including accelerating inflation and the increasing likelihood of rising interest rates. In late February 2022, Russia’s invasion of Ukraine drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. As the reporting period progressed, economic growth slowed, interest rates rose, and recession fears mounted. U.S. small-cap stocks underperformed U.S. large-cap stocks. Among U.S. large-cap stocks, growth stocks significantly underperformed value stocks. As inflation rose and U.S. Federal Reserve monetary policy shifted, bond yields began to rise in early 2022, ending October near reporting-period highs and exerting downward pressure on bond prices. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar continued to exhibit strength against a basket of foreign currencies, ending the reporting period significantly stronger and generally reducing the returns of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2022, the 2065 Fund returned -21.78%. The 2065 Fund’s internally calculated comparative index, the Target 2065 Composite Index (the composite index), returned -18.76%.
Positioning and Strategies. The 2065 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2065 Fund’s U.S. equity allocations, particularly the 2065 Fund’s U.S. large-cap equity allocations, detracted the most from the total return of the 2065 Fund. The Schwab Select Large Cap Growth Fund returned approximately -37% for the reporting period, underperforming the U.S. large cap equity comparative index, the S&P 500® Index. The Schwab Select Large Cap Growth Fund was the largest detractor from the relative return of the fund.
The 2065 Fund’s international equity allocations also detracted from the total return of the 2065 Fund. The Schwab International Opportunities Fund was the largest detractor from the total return of the 2065 Fund, returning approximately -35% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1.
The 2065 Fund’s real estate allocation also detracted from the total return of the 2065 Fund. The Schwab Global Real Estate Fund returned approximately -25% for the reporting period, slightly underperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.
The 2065 Fund’s fixed-income allocations were the smallest detractor from the total return of the 2065 Fund. The Loomis Sayles Investment Grade Bond Fund returned approximately -14% for the reporting period. The Baird Aggregate Bond Fund and Metropolitan West Total Return Bond Fund were removed from the 2065 Fund at the end of January 2022 and were the smallest detractors from the total return of the 2065 Fund, with both returning approximately -2% while held by the 2065 Fund.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
41
Schwab Target Funds  |  Annual Report

Schwab Target 2065 Fund
Performance and Fund Facts as of October 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 25, 2021 – October 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Target 2065 Fund (2/25/21)	-21.78%	-6.94%
Dow Jones U.S. Total Stock Market IndexSM	-16.94%	-0.66%
Bloomberg US Aggregate Bond Index	-15.68%	-8.90%
Target 2065 Composite Index	-18.76%	-5.11%
Fund Category: Morningstar Target-Date 2065+[2]	-19.88%	N/A
Fund Expense Ratios[3]: Net 0.68%; Gross 2.58%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.68% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2065 Fund
Performance and Fund Facts as of October 31, 2022 (continued)

Statistics
Number of Holdings	17
Portfolio Turnover Rate	26%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2022 and held through October 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22[2]	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[4,5]
Schwab Target 2010 Fund
Actual Return	0.00%	0.26%	$1,000.00	$ 931.50	$0.00	$1.27
Hypothetical 5% Return	0.00%	0.26%	$1,000.00	$1,025.21	$0.00	$1.33
Schwab Target 2015 Fund
Actual Return	0.00%	0.28%	$1,000.00	$ 930.70	$0.00	$1.36
Hypothetical 5% Return	0.00%	0.28%	$1,000.00	$1,025.21	$0.00	$1.43
Schwab Target 2020 Fund
Actual Return	0.00%	0.30%	$1,000.00	$ 929.60	$0.00	$1.46
Hypothetical 5% Return	0.00%	0.30%	$1,000.00	$1,025.21	$0.00	$1.53
Schwab Target 2025 Fund
Actual Return	0.00%	0.36%	$1,000.00	$ 925.60	$0.00	$1.75
Hypothetical 5% Return	0.00%	0.36%	$1,000.00	$1,025.21	$0.00	$1.84
Schwab Target 2030 Fund
Actual Return	0.00%	0.43%	$1,000.00	$ 920.70	$0.00	$2.08
Hypothetical 5% Return	0.00%	0.43%	$1,000.00	$1,025.21	$0.00	$2.19
Schwab Target 2035 Fund
Actual Return	0.00%	0.48%	$1,000.00	$ 917.20	$0.00	$2.32
Hypothetical 5% Return	0.00%	0.48%	$1,000.00	$1,025.21	$0.00	$2.45
Schwab Target 2040 Fund
Actual Return	0.00%	0.51%	$1,000.00	$ 914.10	$0.00	$2.46
Hypothetical 5% Return	0.00%	0.51%	$1,000.00	$1,025.21	$0.00	$2.60
Schwab Target 2045 Fund
Actual Return	0.00%	0.55%	$1,000.00	$ 909.90	$0.00	$2.65
Hypothetical 5% Return	0.00%	0.55%	$1,000.00	$1,025.21	$0.00	$2.80
Schwab Target 2050 Fund
Actual Return	0.00%	0.57%	$1,000.00	$ 906.90	$0.00	$2.74
Hypothetical 5% Return	0.00%	0.57%	$1,000.00	$1,025.21	$0.00	$2.91
Schwab Target 2055 Fund
Actual Return	0.00%	0.59%	$1,000.00	$ 905.40	$0.00	$2.83
Hypothetical 5% Return	0.00%	0.59%	$1,000.00	$1,025.21	$0.00	$3.01
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/22[2]	EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/22-10/31/22[4,5]
Schwab Target 2060 Fund
Actual Return	0.00%	0.60%	$1,000.00	$ 904.10	$0.00	$2.88
Hypothetical 5% Return	0.00%	0.60%	$1,000.00	$1,025.21	$0.00	$3.06
Schwab Target 2065 Fund
Actual Return	0.00%	0.61%	$1,000.00	$ 902.70	$0.00	$2.93
Hypothetical 5% Return	0.00%	0.61%	$1,000.00	$1,025.21	$0.00	$3.11

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$15.21	$13.76	$13.57	$13.06	$13.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.22	0.27	0.30	0.29
Net realized and unrealized gains (losses)	(2.55)	1.61	0.57	0.97	(0.35)
Total from investment operations	(2.27)	1.83	0.84	1.27	(0.06)
Less distributions:
Distributions from net investment income	(0.30)	(0.27)	(0.34)	(0.34)	(0.30)
Distributions from net realized gains	(0.41)	(0.11)	(0.31)	(0.42)	—
Total distributions	(0.71)	(0.38)	(0.65)	(0.76)	(0.30)
Net asset value at end of period	$12.23	$15.21	$13.76	$13.57	$13.06
Total return	(15.69%)	13.46%	6.38%	10.42%	(0.52%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00% [4]
Gross operating expenses[2]	0.14% [3]	0.12%	0.14%	0.17%	0.12%
Net investment income (loss)	2.04%	1.50%	2.03%	2.33%	2.15%
Portfolio turnover rate	24%	21%	27%	13%	16%
Net assets, end of period (x 1,000)	$46,359	$65,477	$55,507	$51,106	$51,996

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
46
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 77.0% OF NET ASSETS

U.S. Stocks 20.3%
Large-Cap 18.1%
Schwab Core Equity Fund	$1,568,956	$—	($295,388)	$95,241	($542,645)	$826,164	42,454	$325,091
Schwab Fundamental US Large Company Index Fund	137,540	1,083,654	(167,709)	(7,474)	(67,359)	978,652	46,185	23,067
Schwab S&P 500 Index Fund	8,383,553	605,099	(2,375,887)	505,149	(1,549,821)	5,568,093	92,771	108,464
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	—	1,421,398	(50,924)	(1,395)	(353,542)	1,015,537	51,524	—
						8,388,446
Mid-Cap 0.7%
Schwab U.S. Mid-Cap Index Fund	464,029	13,281	(84,083)	18,025	(100,307)	310,945	5,998	13,281
Small-Cap 1.5%
Schwab Small-Cap Equity Fund	781,673	179,736	(70,000)	(20,388)	(165,593)	705,428	37,245	94,736
						9,404,819

International Stocks 8.7%
Developed Markets 8.7%
Schwab International Core Equity Fund	1,983,253	717,937	(513,307)	(41,170)	(468,165)	1,678,548	192,715	64,381
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	3,840,054	819,150	(444,296)	(144,554)	(1,722,210)	2,348,144	139,026	549,467
						4,026,692

Real Estate 2.5%
Global Real Estate 2.5%
Schwab Global Real Estate Fund	1,350,166	379,071	(147,718)	(12,971)	(387,865)	1,180,683	200,116	40,937

Fixed Income 41.8%
Inflation-Protected Bond 6.6%
Schwab Treasury Inflation Protected Securities Index Fund	4,365,856	336,678	(970,430)	(49,449)	(620,100)	3,062,555	293,629	236,678
Intermediate-Term Bond 25.5%
Schwab U.S. Aggregate Bond Index Fund	16,943,429	1,784,694	(4,260,569)	(446,917)	(2,212,779)	11,807,858	1,373,007	319,585
Short-Term Bond 9.7%
Schwab Short-Term Bond Index Fund	6,499,915	284,521	(1,780,441)	(98,027)	(387,752)	4,518,216	484,787	84,492
						19,388,629

47
Schwab Target Funds  |  Annual Report
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Schwab Target 2010 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 3.7%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	$2,041,093	$17,258	($350,049)	($70)	($474)	$1,707,758	1,707,758	$19,343
Total Affiliated Underlying Funds (Cost $34,514,238)	$48,359,517	$7,642,477	($11,510,801)	($204,000)	($8,578,612)	$35,708,581		$1,879,522

UNAFFILIATED UNDERLYING FUNDS 22.2% OF NET ASSETS

U.S. Stocks 5.9%
Large-Cap 5.4%
ClearBridge Large Cap Growth Fund, Class IS *						$1,214,671	23,812
Dodge & Cox Stock Fund, Class I						1,286,121	5,828
						2,500,792
Small-Cap 0.5%
ClearBridge Small Cap Growth Fund, Class IS *						204,014	5,335
						2,704,806

Fixed Income 16.3%
Intermediate-Term Bond 14.2%
Baird Aggregate Bond Fund, Institutional Class						5,392,982	578,646
Loomis Sayles Investment Grade Bond Fund, Class Y						418,535	44,478
Western Asset Core Plus Bond Fund, Class I						786,065	87,147
						6,597,582
International Bond 2.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						955,308	100,453
						7,552,890
Total Unaffiliated Underlying Funds (Cost $11,077,575)						$10,257,696
Total Investments in Securities (Cost $45,591,813)						$45,966,277

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
48
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $34,514,238)		$35,708,581
Investments in securities, at value - unaffiliated (cost $11,077,575)		10,257,696
Cash		469,156
Receivables:
Fund shares sold		1,104,582
Investments sold		430,698
Dividends		37,510
Due from investment adviser		6,133
Interest		332
Prepaid expenses	+	9,890
Total assets		48,024,578
Liabilities
Payables:
Fund shares redeemed		1,593,870
Investments bought		35,409
Independent trustees’ fees		33
Accrued expenses	+	36,323
Total liabilities		1,665,635
Net assets		$46,358,943
Net Assets by Source
Capital received from investors		$45,125,322
Total distributable earnings	+	1,233,621
Net assets		$46,358,943

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$46,358,943		3,789,888		$12.23

49
Schwab Target Funds  |  Annual Report
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Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$902,279
Dividends received from securities - unaffiliated		226,917
Interest received from securities - unaffiliated	+	1,156
Total investment income		1,130,352
Expenses
Professional fees		21,609
Registration fees		21,363
Portfolio accounting fees		12,298
Independent trustees’ fees		6,901
Shareholder reports		4,244
Proxy fees[1]		2,586
Custodian fees		2,262
Transfer agent fees		1,118
Other expenses	+	5,103
Total expenses		77,484
Expense reduction	–	74,898
Net expenses	–	2,586
Net investment income		1,127,766
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		977,243
Realized capital gain distributions received from underlying funds - unaffiliated		328,219
Net realized losses on sales of securities - affiliated		(204,000)
Net realized losses on sales of securities - unaffiliated	+	(316,571)
Net realized gains		784,891
Net change in unrealized appreciation (depreciation) on securities - affiliated		(8,578,612)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(2,615,892)
Net change in unrealized appreciation (depreciation)	+	(11,194,504)
Net realized and unrealized losses		(10,409,613)
Decrease in net assets resulting from operations		($9,281,847)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
50
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$1,127,766	$898,910
Net realized gains		784,891	1,965,368
Net change in unrealized appreciation (depreciation)	+	(11,194,504)	4,477,633
Increase (decrease) in net assets resulting from operations		($9,281,847)	$7,341,911
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($3,070,834)	($1,544,083)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		570,204	$7,624,804	1,210,571	$17,923,236
Shares reinvested		188,385	2,752,308	94,692	1,353,144
Shares redeemed	+	(1,273,388)	(17,142,875)	(1,035,698)	(15,103,593)
Net transactions in fund shares		(514,799)	($6,765,763)	269,565	$4,172,787
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,304,687	$65,477,387	4,035,122	$55,506,772
Total increase (decrease)	+	(514,799)	(19,118,444)	269,565	9,970,615
End of period		3,789,888	$46,358,943	4,304,687	$65,477,387
51
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$13.36	$12.18	$12.07	$11.49	$12.21
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.19	0.25	0.27	0.25
Net realized and unrealized gains (losses)	(2.24)	1.54	0.50	0.86	(0.30)
Total from investment operations	(2.01)	1.73	0.75	1.13	(0.05)
Less distributions:
Distributions from net investment income	(0.28)	(0.24)	(0.31)	(0.30)	(0.27)
Distributions from net realized gains	(0.59)	(0.31)	(0.33)	(0.25)	(0.40)
Total distributions	(0.87)	(0.55)	(0.64)	(0.55)	(0.67)
Net asset value at end of period	$10.48	$13.36	$12.18	$12.07	$11.49
Total return	(16.15%)	14.54%	6.41%	10.48%	(0.57%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00% [4]
Gross operating expenses[2]	0.11% [3]	0.08%	0.10%	0.11%	0.07%
Net investment income (loss)	1.97%	1.47%	2.07%	2.35%	2.12%
Portfolio turnover rate	19%	14%	15%	10%	14%
Net assets, end of period (x 1,000)	$57,879	$81,399	$77,274	$81,139	$90,292

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
52
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 76.7% OF NET ASSETS

U.S. Stocks 21.8%
Large-Cap 19.5%
Schwab Core Equity Fund	$2,277,077	$—	($518,354)	$231,402	($879,274)	$1,110,851	57,084	$477,407
Schwab Fundamental US Large Company Index Fund	84,013	1,254,375	—	—	(32,146)	1,306,242	61,644	3,977
Schwab S&P 500 Index Fund	11,092,729	173,692	(1,910,465)	1,274,290	(2,840,412)	7,789,834	129,787	142,213
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	—	1,409,891	—	—	(345,163)	1,064,728	54,020	—
						11,271,655
Mid-Cap 0.7%
Schwab U.S. Mid-Cap Index Fund	693,518	18,018	(150,567)	43,248	(157,398)	446,819	8,619	18,018
Small-Cap 1.6%
Schwab Small-Cap Equity Fund	1,092,075	200,431	(120,000)	(22,138)	(224,802)	925,566	48,868	118,989
						12,644,040

International Stocks 10.0%
Developed Markets 10.0%
Schwab International Core Equity Fund	2,177,755	1,262,173	(384,340)	(46,376)	(610,761)	2,398,451	275,367	59,309
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	6,019,167	942,644	(715,072)	(209,630)	(2,677,063)	3,360,046	198,937	861,272
						5,758,497

Real Estate 2.8%
Global Real Estate 2.8%
Schwab Global Real Estate Fund	1,748,366	603,411	(175,000)	(45,143)	(517,885)	1,613,749	273,517	55,698

Fixed Income 38.7%
Inflation-Protected Bond 6.3%
Schwab Treasury Inflation Protected Securities Index Fund	5,118,855	285,090	(930,185)	(12,272)	(802,074)	3,659,414	350,855	285,090
Intermediate-Term Bond 23.3%
Schwab U.S. Aggregate Bond Index Fund	19,995,824	647,328	(3,991,838)	(332,662)	(2,854,404)	13,464,248	1,565,610	381,206
Short-Term Bond 9.1%
Schwab Short-Term Bond Index Fund	7,560,669	99,084	(1,805,524)	(80,104)	(494,299)	5,279,826	566,505	99,052
						22,403,488

53
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 3.4%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	$2,590,441	$18,079	($650,061)	($94)	($654)	$1,957,711	1,957,711	$20,460
Total Affiliated Underlying Funds (Cost $41,343,822)	$60,450,489	$6,914,216	($11,351,406)	$800,521	($12,436,335)	$44,377,485		$2,522,691

UNAFFILIATED UNDERLYING FUNDS 22.6% OF NET ASSETS

U.S. Stocks 6.3%
Large-Cap 5.8%
ClearBridge Large Cap Growth Fund, Class IS *						$1,644,845	32,246
Dodge & Cox Stock Fund, Class I						1,703,338	7,719
						3,348,183
Small-Cap 0.5%
ClearBridge Small Cap Growth Fund, Class IS *						285,177	7,458
						3,633,360

Fixed Income 16.3%
Intermediate-Term Bond 14.1%
Baird Aggregate Bond Fund, Institutional Class						6,081,927	652,567
Loomis Sayles Investment Grade Bond Fund, Class Y						659,693	70,106
Western Asset Core Plus Bond Fund, Class I						1,442,547	159,928
						8,184,167
International Bond 2.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						1,255,534	132,023
						9,439,701
Total Unaffiliated Underlying Funds (Cost $14,059,465)						$13,073,061
Total Investments in Securities (Cost $55,403,287)						$57,450,546

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
54
Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $41,343,822)		$44,377,485
Investments in securities, at value - unaffiliated (cost $14,059,465)		13,073,061
Cash		65,979
Receivables:
Investments sold		640,559
Fund shares sold		234,507
Dividends		46,429
Due from investment adviser		6,141
Interest		480
Prepaid expenses	+	3,968
Total assets		58,448,609
Liabilities
Payables:
Investments bought		310,026
Fund shares redeemed		222,389
Independent trustees’ fees		33
Accrued expenses	+	36,771
Total liabilities		569,219
Net assets		$57,879,390
Net Assets by Source
Capital received from investors		$53,424,857
Total distributable earnings	+	4,454,533
Net assets		$57,879,390

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$57,879,390		5,522,473		$10.48

55
Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$1,085,856
Dividends received from securities - unaffiliated		288,785
Interest received from securities - unaffiliated	+	2,223
Total investment income		1,376,864
Expenses
Professional fees		21,643
Registration fees		18,839
Portfolio accounting fees		12,443
Independent trustees’ fees		6,942
Shareholder reports		4,143
Proxy fees[1]		3,252
Custodian fees		1,785
Transfer agent fees		1,601
Other expenses	+	5,249
Total expenses		75,897
Expense reduction	–	72,645
Net expenses	–	3,252
Net investment income		1,373,612
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		1,436,835
Realized capital gain distributions received from underlying funds - unaffiliated		414,993
Net realized gains on sales of securities - affiliated		800,521
Net realized losses on sales of securities - unaffiliated	+	(177,215)
Net realized gains		2,475,134
Net change in unrealized appreciation (depreciation) on securities - affiliated		(12,436,335)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(3,640,272)
Net change in unrealized appreciation (depreciation)	+	(16,076,607)
Net realized and unrealized losses		(13,601,473)
Decrease in net assets resulting from operations		($12,227,861)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
56
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Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$1,373,612	$1,200,315
Net realized gains		2,475,134	3,802,441
Net change in unrealized appreciation (depreciation)	+	(16,076,607)	6,018,277
Increase (decrease) in net assets resulting from operations		($12,227,861)	$11,021,033
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($5,182,871)	($3,467,726)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		297,978	$3,496,419	645,653	$8,261,663
Shares reinvested		380,762	4,793,794	263,836	3,295,303
Shares redeemed	+	(1,248,825)	(14,398,775)	(1,161,720)	(14,985,882)
Net transactions in fund shares		(570,085)	($6,108,562)	(252,231)	($3,428,916)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,092,558	$81,398,684	6,344,789	$77,274,293
Total increase (decrease)	+	(570,085)	(23,519,294)	(252,231)	4,124,391
End of period		5,522,473	$57,879,390	6,092,558	$81,398,684
57
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Schwab Target 2020 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$16.14	$14.55	$14.46	$13.87	$14.71
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.23	0.30	0.32	0.30
Net realized and unrealized gains (losses)	(2.72)	1.94	0.58	1.04	(0.33)
Total from investment operations	(2.44)	2.17	0.88	1.36	(0.03)
Less distributions:
Distributions from net investment income	(0.35)	(0.29)	(0.36)	(0.35)	(0.33)
Distributions from net realized gains	(0.80)	(0.29)	(0.43)	(0.42)	(0.48)
Total distributions	(1.15)	(0.58)	(0.79)	(0.77)	(0.81)
Net asset value at end of period	$12.55	$16.14	$14.55	$14.46	$13.87
Total return	(16.35%)	15.27%	6.33%	10.58%	(0.32%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.03% [3]	0.02%	0.02%	0.03%	0.02%
Net investment income (loss)	1.97%	1.47%	2.13%	2.28%	2.07%
Portfolio turnover rate	17%	10%	17%	14%	18%
Net assets, end of period (x 1,000)	$383,963	$531,012	$525,444	$548,690	$541,856

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab Target 2020 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 76.2% OF NET ASSETS

U.S. Stocks 22.3%
Large-Cap 19.8%
Schwab Core Equity Fund	$15,100,292	$—	($2,084,672)	$736,346	($5,459,059)	$8,292,907	426,151	$3,544,693
Schwab Fundamental US Large Company Index Fund	630,096	5,899,652	—	—	(390,791)	6,138,957	289,710	29,826
Schwab S&P 500 Index Fund	75,059,726	1,181,557	(10,325,834)	6,944,063	(17,664,164)	55,195,348	919,616	973,848
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	—	8,482,778	—	—	(2,047,836)	6,434,942	326,481	—
						76,062,154
Mid-Cap 0.9%
Schwab U.S. Mid-Cap Index Fund	4,461,137	127,673	(399,999)	48,967	(926,803)	3,310,975	63,869	127,673
Small-Cap 1.6%
Schwab Small-Cap Equity Fund	8,228,779	896,580	(1,284,522)	(2,730)	(1,751,491)	6,086,616	321,363	896,580
						85,459,745

International Stocks 10.9%
Developed Markets 10.9%
Schwab International Core Equity Fund	17,711,654	7,128,958	(2,374,019)	(222,533)	(4,813,523)	17,430,537	2,001,210	484,294
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	40,801,835	6,734,304	(3,251,786)	(1,005,482)	(18,713,576)	24,565,295	1,454,428	5,838,263
						41,995,832

Real Estate 3.0%
Global Real Estate 3.0%
Schwab Global Real Estate Fund	12,191,759	3,422,008	(300,000)	19,874	(3,905,583)	11,428,058	1,936,959	378,467

Fixed Income 36.9%
Inflation-Protected Bond 6.1%
Schwab Treasury Inflation Protected Securities Index Fund	32,789,992	1,807,648	(5,863,252)	(42,790)	(5,157,485)	23,534,113	2,256,387	1,807,648
Intermediate-Term Bond 22.2%
Schwab U.S. Aggregate Bond Index Fund	125,307,510	3,646,314	(23,755,451)	(1,925,917)	(18,088,025)	85,184,431	9,905,166	2,393,864
Short-Term Bond 8.6%
Schwab Short-Term Bond Index Fund	46,734,024	616,352	(10,792,260)	(416,171)	(3,143,528)	32,998,417	3,540,603	616,146
						141,716,961

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Schwab Target 2020 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 3.1%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	$15,951,603	$115,537	($4,000,381)	($750)	($3,743)	$12,062,266	12,062,266	$130,213
Total Affiliated Underlying Funds (Cost $267,295,382)	$394,968,407	$40,059,361	($64,432,176)	$4,132,877	($82,065,607)	$292,662,862		$17,221,515

UNAFFILIATED UNDERLYING FUNDS 23.2% OF NET ASSETS

U.S. Stocks 7.2%
Large-Cap 6.6%
ClearBridge Large Cap Growth Fund, Class IS *						$12,044,200	236,114
Dodge & Cox Stock Fund, Class I						13,203,535	59,831
						25,247,735
Small-Cap 0.6%
ClearBridge Small Cap Growth Fund, Class IS *						2,122,068	55,493
						27,369,803

Fixed Income 16.0%
Intermediate-Term Bond 13.9%
Baird Aggregate Bond Fund, Institutional Class						37,281,857	4,000,199
Loomis Sayles Investment Grade Bond Fund, Class Y						5,072,986	539,106
Western Asset Core Plus Bond Fund, Class I						10,867,217	1,204,791
						53,222,060
International Bond 2.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						8,252,800	867,802
						61,474,860
Total Unaffiliated Underlying Funds (Cost $95,056,039)						$88,844,663
Total Investments in Securities (Cost $362,351,421)						$381,507,525

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $267,295,382)		$292,662,862
Investments in securities, at value - unaffiliated (cost $95,056,039)		88,844,663
Cash		1,239,731
Receivables:
Investments sold		3,350,368
Dividends		296,645
Fund shares sold		255,839
Due from investment adviser		8,788
Interest		2,025
Prepaid expenses	+	12,512
Total assets		386,673,433
Liabilities
Payables:
Investments bought		2,209,409
Fund shares redeemed		447,127
Independent trustees’ fees		38
Accrued expenses	+	53,646
Total liabilities		2,710,220
Net assets		$383,963,213
Net Assets by Source
Capital received from investors		$348,674,003
Total distributable earnings	+	35,289,210
Net assets		$383,963,213

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$383,963,213		30,585,071		$12.55

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Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$7,103,413
Dividends received from securities - unaffiliated		1,898,257
Interest received from securities - unaffiliated	+	9,201
Total investment income		9,010,871
Expenses
Registration fees		28,350
Portfolio accounting fees		25,918
Professional fees		22,433
Proxy fees[1]		21,385
Shareholder reports		13,182
Independent trustees’ fees		8,019
Transfer agent fees		2,481
Custodian fees		1,799
Other expenses	+	8,847
Total expenses		132,414
Expense reduction	–	111,029
Net expenses	–	21,385
Net investment income		8,989,486
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		10,118,102
Realized capital gain distributions received from underlying funds - unaffiliated		2,724,057
Net realized gains on sales of securities - affiliated		4,132,877
Net realized losses on sales of securities - unaffiliated	+	(1,196,173)
Net realized gains		15,778,863
Net change in unrealized appreciation (depreciation) on securities - affiliated		(82,065,607)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(23,848,080)
Net change in unrealized appreciation (depreciation)	+	(105,913,687)
Net realized and unrealized losses		(90,134,824)
Decrease in net assets resulting from operations		($81,145,338)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$8,989,486	$7,899,808
Net realized gains		15,778,863	27,827,003
Net change in unrealized appreciation (depreciation)	+	(105,913,687)	40,880,954
Increase (decrease) in net assets resulting from operations		($81,145,338)	$76,607,765
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($37,368,972)	($20,699,693)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,284,284	$18,669,459	3,640,033	$56,415,138
Shares reinvested		2,320,540	35,086,570	1,291,646	19,426,353
Shares redeemed	+	(5,910,068)	(82,290,268)	(8,142,847)	(126,181,394)
Net transactions in fund shares		(2,305,244)	($28,534,239)	(3,211,168)	($50,339,903)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,890,315	$531,011,762	36,101,483	$525,443,593
Total increase (decrease)	+	(2,305,244)	(147,048,549)	(3,211,168)	5,568,169
End of period		30,585,071	$383,963,213	32,890,315	$531,011,762
63
Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$17.30	$14.81	$14.74	$14.10	$14.71
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.22	0.31	0.30	0.28
Net realized and unrealized gains (losses)	(3.09)	2.74	0.55	1.10	(0.34)
Total from investment operations	(2.82)	2.96	0.86	1.40	(0.06)
Less distributions:
Distributions from net investment income	(0.39)	(0.28)	(0.35)	(0.34)	(0.34)
Distributions from net realized gains	(0.66)	(0.19)	(0.44)	(0.42)	(0.21)
Total distributions	(1.05)	(0.47)	(0.79)	(0.76)	(0.55)
Net asset value at end of period	$13.43	$17.30	$14.81	$14.74	$14.10
Total return	(17.39%)	20.25%	5.98%	10.79%	(0.53%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.03% [3]	0.02%	0.02%	0.03%	0.02%
Net investment income (loss)	1.82%	1.33%	2.14%	2.10%	1.88%
Portfolio turnover rate	19%	16%	16%	15%	13%
Net assets, end of period (x 1,000)	$494,852	$662,236	$571,738	$577,095	$530,596

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 74.8% OF NET ASSETS

U.S. Stocks 26.9%
Large-Cap 23.7%
Schwab Core Equity Fund	$30,810,897	$—	($7,337,903)	$1,496,834	($10,640,362)	$14,329,466	736,355	$7,232,652
Schwab Fundamental US Large Company Index Fund	1,143,426	7,591,725	—	—	(389,889)	8,345,262	393,830	54,124
Schwab S&P 500 Index Fund	112,235,211	1,735,285	(13,533,971)	3,671,638	(20,203,251)	83,904,912	1,397,949	1,456,173
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	5,443,022	10,934,857	—	—	(5,739,586)	10,638,293	539,741	646,054
						117,217,933
Mid-Cap 1.1%
Schwab U.S. Mid-Cap Index Fund	7,075,174	202,483	(600,000)	54,102	(1,467,228)	5,264,531	101,553	202,483
Small-Cap 2.1%
Schwab Small-Cap Equity Fund	15,175,891	1,653,515	(3,010,599)	92,588	(3,318,457)	10,592,938	559,289	1,653,515
						133,075,402

International Stocks 14.2%
Developed Markets 14.2%
Schwab International Core Equity Fund	30,940,500	6,970,703	(632,397)	(180,062)	(8,301,032)	28,797,712	3,306,282	870,352
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	65,698,592	10,428,183	(2,610,000)	(1,001,078)	(30,974,438)	41,541,259	2,459,518	9,400,696
						70,338,971

Real Estate 3.6%
Global Real Estate 3.6%
Schwab Global Real Estate Fund	19,340,678	4,611,799	—	—	(6,190,981)	17,761,496	3,010,423	605,625

Fixed Income 27.5%
Inflation-Protected Bond 3.6%
Schwab Treasury Inflation Protected Securities Index Fund	19,066,823	4,480,921	(2,317,741)	(232,753)	(3,459,570)	17,537,680	1,681,465	1,246,654
Intermediate-Term Bond 17.3%
Schwab U.S. Aggregate Bond Index Fund	116,519,168	6,257,405	(17,406,269)	(2,559,808)	(17,061,739)	85,748,757	9,970,786	2,335,249
Short-Term Bond 6.6%
Schwab Short-Term Bond Index Fund	42,631,137	589,127	(7,020,166)	(488,084)	(2,951,479)	32,760,535	3,515,079	588,938
						136,046,972

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Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 2.6%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	$12,653,373	$108,982	($302)	$—	($3,804)	$12,758,249	12,758,249	$124,666
Total Affiliated Underlying Funds (Cost $347,686,400)	$478,733,892	$55,564,985	($54,469,348)	$853,377	($110,701,816)	$369,981,090		$26,417,181

UNAFFILIATED UNDERLYING FUNDS 24.7% OF NET ASSETS

U.S. Stocks 8.5%
Large-Cap 7.8%
ClearBridge Large Cap Growth Fund, Class IS *						$16,023,054	314,116
Dodge & Cox Stock Fund, Class I						22,386,393	101,443
						38,409,447
Small-Cap 0.7%
ClearBridge Small Cap Growth Fund, Class IS *						3,672,789	96,046
						42,082,236

International Stocks 0.2%
Emerging Markets 0.2%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						1,150,275	167,923

Fixed Income 16.0%
Intermediate-Term Bond 12.5%
Baird Aggregate Bond Fund, Institutional Class						33,988,775	3,646,864
Loomis Sayles Investment Grade Bond Fund, Class Y						9,952,522	1,057,654
Western Asset Core Plus Bond Fund, Class I						18,054,982	2,001,661
						61,996,279
International Bond 3.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						17,073,633	1,795,335
						79,069,912
Total Unaffiliated Underlying Funds (Cost $130,814,564)						$122,302,423
Total Investments in Securities (Cost $478,500,964)						$492,283,513

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $347,686,400)		$369,981,090
Investments in securities, at value - unaffiliated (cost $130,814,564)		122,302,423
Cash		1,787,330
Receivables:
Investments sold		4,614,981
Dividends		333,188
Fund shares sold		205,139
Due from investment adviser		10,440
Interest		2,559
Prepaid expenses	+	8,598
Total assets		499,245,748
Liabilities
Payables:
Investments bought		3,951,842
Fund shares redeemed		385,730
Independent trustees’ fees		39
Accrued expenses	+	56,479
Total liabilities		4,394,090
Net assets		$494,851,658
Net Assets by Source
Capital received from investors		$462,882,749
Total distributable earnings	+	31,968,909
Net assets		$494,851,658

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$494,851,658		36,845,846		$13.43

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Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$7,952,874
Dividends received from securities - unaffiliated		2,614,670
Interest received from securities - unaffiliated	+	15,243
Total investment income		10,582,787
Expenses
Registration fees		37,100
Portfolio accounting fees		27,493
Proxy fees[1]		27,157
Professional fees		22,633
Shareholder reports		14,852
Independent trustees’ fees		8,362
Transfer agent fees		6,067
Custodian fees		1,595
Other expenses	+	9,948
Total expenses		155,207
Expense reduction	–	128,050
Net expenses	–	27,157
Net investment income		10,555,630
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		18,464,307
Realized capital gain distributions received from underlying funds - unaffiliated		4,204,343
Net realized gains on sales of securities - affiliated		853,377
Net realized losses on sales of securities - unaffiliated	+	(2,445,598)
Net realized gains		21,076,429
Net change in unrealized appreciation (depreciation) on securities - affiliated		(110,701,816)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(31,989,045)
Net change in unrealized appreciation (depreciation)	+	(142,690,861)
Net realized and unrealized losses		(121,614,432)
Decrease in net assets resulting from operations		($111,058,802)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$10,555,630	$8,465,976
Net realized gains		21,076,429	27,687,865
Net change in unrealized appreciation (depreciation)	+	(142,690,861)	77,630,122
Increase (decrease) in net assets resulting from operations		($111,058,802)	$113,783,963
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($40,238,108)	($17,910,599)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,386,870	$52,261,525	6,926,067	$114,143,701
Shares reinvested		2,343,986	38,464,811	1,088,638	17,189,589
Shares redeemed	+	(7,174,723)	(106,813,544)	(8,322,542)	(136,708,712)
Net transactions in fund shares		(1,443,867)	($16,087,208)	(307,837)	($5,375,422)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,289,713	$662,235,776	38,597,550	$571,737,834
Total increase (decrease)	+	(1,443,867)	(167,384,118)	(307,837)	90,497,942
End of period		36,845,846	$494,851,658	38,289,713	$662,235,776
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Schwab Target 2030 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$18.88	$15.67	$15.79	$15.24	$16.10
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.22	0.33	0.30	0.29
Net realized and unrealized gains (losses)	(3.53)	3.54	0.57	1.21	(0.38)
Total from investment operations	(3.26)	3.76	0.90	1.51	(0.09)
Less distributions:
Distributions from net investment income	(0.45)	(0.27)	(0.37)	(0.37)	(0.39)
Distributions from net realized gains	(0.78)	(0.28)	(0.65)	(0.59)	(0.38)
Total distributions	(1.23)	(0.55)	(1.02)	(0.96)	(0.77)
Net asset value at end of period	$14.39	$18.88	$15.67	$15.79	$15.24
Total return	(18.51%)	24.38%	5.81%	10.94%	(0.75%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.02% [3]	0.01%	0.02%	0.02%	0.02%
Net investment income (loss)	1.65%	1.21%	2.15%	2.00%	1.79%
Portfolio turnover rate	16%	14%	13%	17%	14%
Net assets, end of period (x 1,000)	$901,007	$1,166,390	$965,288	$998,681	$957,756

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 73.5% OF NET ASSETS

U.S. Stocks 32.5%
Large-Cap 28.2%
Schwab Core Equity Fund	$70,910,149	$—	($17,497,159)	$5,603,493	($26,571,225)	$32,445,258	1,667,279	$16,645,684
Schwab Fundamental US Large Company Index Fund	5,893,250	17,463,390	—	—	(1,525,648)	21,830,992	1,030,250	278,957
Schwab S&P 500 Index Fund	217,688,882	3,294,756	(17,014,706)	2,059,431	(34,848,464)	171,179,899	2,852,048	2,824,361
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	23,583,922	22,721,646	—	—	(17,302,576)	29,002,992	1,471,486	2,799,271
						254,459,141
Mid-Cap 1.3%
Schwab U.S. Mid-Cap Index Fund	14,994,937	429,138	(800,000)	74,283	(3,004,354)	11,694,004	225,579	429,138
Small-Cap 3.0%
Schwab Small-Cap Equity Fund	36,286,126	3,953,615	(5,477,495)	(80,593)	(7,695,771)	26,985,882	1,424,809	3,953,615
						293,139,027

International Stocks 17.6%
Developed Markets 17.6%
Schwab International Core Equity Fund	72,385,637	12,608,044	—	—	(19,620,844)	65,372,837	7,505,492	2,036,199
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	133,184,630	28,875,176	(2,400,000)	(680,181)	(65,919,741)	93,059,884	5,509,762	19,057,154
						158,432,721

Real Estate 4.4%
Global Real Estate 4.4%
Schwab Global Real Estate Fund	38,745,994	14,122,196	—	—	(13,518,688)	39,349,502	6,669,407	1,289,064

Fixed Income 17.4%
Inflation-Protected Bond 1.2%
Schwab Treasury Inflation Protected Securities Index Fund	8,963,030	3,986,015	—	—	(2,070,471)	10,878,574	1,043,008	679,621
Intermediate-Term Bond 11.7%
Schwab U.S. Aggregate Bond Index Fund	145,012,045	2,925,545	(17,678,679)	(2,643,670)	(21,897,672)	105,717,569	12,292,741	2,924,613
Short-Term Bond 4.5%
Schwab Short-Term Bond Index Fund	52,149,714	727,497	(8,174,887)	(607,381)	(3,634,791)	40,460,152	4,341,218	727,263
						157,056,295

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Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 1.6%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	$14,659,600	$126,262	($350)	$—	($4,407)	$14,781,105	14,781,105	$144,432
Total Affiliated Underlying Funds (Cost $581,454,997)	$834,457,916	$111,233,280	($69,043,276)	$3,725,382	($217,614,652)	$662,758,650		$53,789,372

UNAFFILIATED UNDERLYING FUNDS 25.8% OF NET ASSETS

U.S. Stocks 10.1%
Large-Cap 9.0%
ClearBridge Large Cap Growth Fund, Class IS *						$31,964,432	626,631
Dodge & Cox Stock Fund, Class I						49,191,048	222,907
						81,155,480
Small-Cap 1.1%
ClearBridge Small Cap Growth Fund, Class IS *						9,990,306	261,253
						91,145,786

International Stocks 1.1%
Emerging Markets 1.1%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						9,774,218	1,426,893

Fixed Income 14.6%
Intermediate-Term Bond 10.5%
Baird Aggregate Bond Fund, Institutional Class						35,305,494	3,788,143
Loomis Sayles Investment Grade Bond Fund, Class Y						26,121,867	2,775,969
Western Asset Core Plus Bond Fund, Class I						33,383,102	3,701,009
						94,810,463
International Bond 4.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						36,412,018	3,828,814
						131,222,481
Total Unaffiliated Underlying Funds (Cost $247,994,990)						$232,142,485
Total Investments in Securities (Cost $829,449,987)						$894,901,135

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $581,454,997)		$662,758,650
Investments in securities, at value - unaffiliated (cost $247,994,990)		232,142,485
Cash		3,716,356
Receivables:
Investments sold		8,192,469
Dividends		485,280
Fund shares sold		441,032
Due from investment adviser		10,975
Interest		5,908
Prepaid expenses	+	17,481
Total assets		907,770,636
Liabilities
Payables:
Investments bought		6,119,831
Fund shares redeemed		576,383
Independent trustees’ fees		45
Accrued expenses	+	67,540
Total liabilities		6,763,799
Net assets		$901,006,837
Net Assets by Source
Capital received from investors		$794,195,411
Total distributable earnings	+	106,811,426
Net assets		$901,006,837

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$901,006,837		62,603,231		$14.39

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Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$12,398,635
Dividends received from securities - unaffiliated		4,636,340
Interest received from securities - unaffiliated	+	31,262
Total investment income		17,066,237
Expenses
Proxy fees[1]		48,078
Registration fees		38,435
Portfolio accounting fees		32,845
Shareholder reports		24,081
Professional fees		23,489
Independent trustees’ fees		9,617
Transfer agent fees		3,117
Custodian fees		1,556
Other expenses	+	13,972
Total expenses		195,190
Expense reduction	–	147,112
Net expenses	–	48,078
Net investment income		17,018,159
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		41,390,737
Realized capital gain distributions received from underlying funds - unaffiliated		9,770,261
Net realized gains on sales of securities - affiliated		3,725,382
Net realized losses on sales of securities - unaffiliated	+	(3,082,106)
Net realized gains		51,804,274
Net change in unrealized appreciation (depreciation) on securities - affiliated		(217,614,652)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(62,742,341)
Net change in unrealized appreciation (depreciation)	+	(280,356,993)
Net realized and unrealized losses		(228,552,719)
Decrease in net assets resulting from operations		($211,534,560)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$17,018,159	$13,372,126
Net realized gains		51,804,274	51,402,654
Net change in unrealized appreciation (depreciation)	+	(280,356,993)	168,319,075
Increase (decrease) in net assets resulting from operations		($211,534,560)	$233,093,855
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($76,077,422)	($33,685,506)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,812,363	$80,128,583	8,679,574	$154,456,722
Shares reinvested		4,101,491	73,252,632	1,918,145	32,455,024
Shares redeemed	+	(8,083,930)	(131,152,076)	(10,436,498)	(185,218,592)
Net transactions in fund shares		829,924	$22,229,139	161,221	$1,693,154
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		61,773,307	$1,166,389,680	61,612,086	$965,288,177
Total increase (decrease)	+	829,924	(265,382,843)	161,221	201,101,503
End of period		62,603,231	$901,006,837	61,773,307	$1,166,389,680
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Schwab Target 2035 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$19.05	$15.34	$15.46	$14.94	$15.58
Income (loss) from investment operations:
Net investment income (loss)[1]	0.25	0.20	0.31	0.28	0.27
Net realized and unrealized gains (losses)	(3.73)	3.99	0.53	1.19	(0.38)
Total from investment operations	(3.48)	4.19	0.84	1.47	(0.11)
Less distributions:
Distributions from net investment income	(0.48)	(0.24)	(0.34)	(0.36)	(0.39)
Distributions from net realized gains	(0.58)	(0.24)	(0.62)	(0.59)	(0.14)
Total distributions	(1.06)	(0.48)	(0.96)	(0.95)	(0.53)
Net asset value at end of period	$14.51	$19.05	$15.34	$15.46	$14.94
Total return	(19.41%)	27.76%	5.51%	10.90%	(0.88%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00% [4]
Gross operating expenses[2]	0.03% [3]	0.02%	0.03%	0.03%	0.03%
Net investment income (loss)	1.55%	1.11%	2.06%	1.87%	1.70%
Portfolio turnover rate	13%	14%	12%	15%	14%
Net assets, end of period (x 1,000)	$482,594	$612,195	$476,911	$483,191	$446,711

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2035 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 75.1% OF NET ASSETS

U.S. Stocks 37.5%
Large-Cap 31.9%
Schwab Core Equity Fund	$41,894,424	$—	($10,323,893)	$1,817,068	($14,169,209)	$19,218,390	987,584	$9,834,436
Schwab Fundamental US Large Company Index Fund	7,215,216	14,944,082	—	—	(1,284,007)	20,875,291	985,148	341,533
Schwab S&P 500 Index Fund	118,696,941	1,540,010	(7,484,015)	870,008	(18,936,696)	94,686,248	1,577,578	1,540,010
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	20,266,768	11,594,267	—	—	(12,575,375)	19,285,660	978,471	2,405,545
						154,065,589
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund	9,050,934	259,028	—	—	(1,810,989)	7,498,973	144,656	259,028
Small-Cap 4.0%
Schwab Small-Cap Equity Fund	22,651,391	3,239,228	(1,500,000)	(127,876)	(4,704,565)	19,558,178	1,032,639	2,468,020
						181,122,740

International Stocks 19.7%
Developed Markets 19.7%
Schwab International Core Equity Fund	41,509,544	10,284,573	—	—	(12,250,664)	39,543,453	4,540,006	1,299,415
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	80,171,247	15,442,256	—	—	(40,053,990)	55,559,513	3,289,492	11,471,562
						95,102,966

Real Estate 4.8%
Global Real Estate 4.8%
Schwab Global Real Estate Fund	23,203,409	8,280,808	—	—	(8,198,352)	23,285,865	3,946,757	782,792

Fixed Income 11.8%
Intermediate-Term Bond 8.6%
Schwab U.S. Aggregate Bond Index Fund	55,188,599	1,116,474	(5,527,853)	(722,563)	(8,650,829)	41,403,828	4,814,399	1,116,122
Short-Term Bond 3.2%
Schwab Short-Term Bond Index Fund	19,015,497	265,570	(1,988,311)	(102,702)	(1,440,230)	15,749,824	1,689,895	265,483
						57,153,652

Money Market Funds 1.3%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	6,016,506	51,819	(143)	—	(1,809)	6,066,373	6,066,373	59,276
Total Affiliated Underlying Funds (Cost $336,957,725)	$444,880,476	$67,018,115	($26,824,215)	$1,733,935	($124,076,715)	$362,731,596		$31,843,222

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Schwab Target 2035 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 24.4% OF NET ASSETS

U.S. Stocks 11.0%
Large-Cap 9.8%
ClearBridge Large Cap Growth Fund, Class IS *						$19,979,005	391,668
Dodge & Cox Stock Fund, Class I						27,007,538	122,383
						46,986,543
Small-Cap 1.2%
ClearBridge Small Cap Growth Fund, Class IS *						5,889,946	154,026
						52,876,489

International Stocks 1.8%
Emerging Markets 1.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						8,595,503	1,254,818

Fixed Income 11.6%
Intermediate-Term Bond 8.1%
Baird Aggregate Bond Fund, Institutional Class						10,387,732	1,114,564
Loomis Sayles Investment Grade Bond Fund, Class Y						15,197,342	1,615,020
Western Asset Core Plus Bond Fund, Class I						13,645,902	1,512,849
						39,230,976
International Bond 3.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						16,909,466	1,778,072
						56,140,442
Total Unaffiliated Underlying Funds (Cost $126,795,860)						$117,612,434
Total Investments in Securities (Cost $463,753,585)						$480,344,030

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $336,957,725)		$362,731,596
Investments in securities, at value - unaffiliated (cost $126,795,860)		117,612,434
Cash		1,379,946
Receivables:
Investments sold		5,204,066
Fund shares sold		422,229
Dividends		198,038
Due from investment adviser		10,654
Interest		2,114
Prepaid expenses	+	9,517
Total assets		487,570,594
Liabilities
Payables:
Investments bought		4,345,448
Fund shares redeemed		574,615
Independent trustees’ fees		39
Accrued expenses	+	56,748
Total liabilities		4,976,850
Net assets		$482,593,744
Net Assets by Source
Capital received from investors		$440,113,716
Total distributable earnings	+	42,480,028
Net assets		$482,593,744

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$482,593,744		33,250,024		$14.51

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Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$6,243,748
Dividends received from securities - unaffiliated		2,288,055
Interest received from securities - unaffiliated	+	11,825
Total investment income		8,543,628
Expenses
Registration fees		31,784
Portfolio accounting fees		27,202
Proxy fees[1]		25,464
Professional fees		22,543
Shareholder reports		15,399
Independent trustees’ fees		8,268
Transfer agent fees		6,399
Custodian fees		1,438
Other expenses	+	9,571
Total expenses		148,068
Expense reduction	–	122,604
Net expenses	–	25,464
Net investment income		8,518,164
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		25,599,474
Realized capital gain distributions received from underlying funds - unaffiliated		6,283,526
Net realized gains on sales of securities - affiliated		1,733,935
Net realized losses on sales of securities - unaffiliated	+	(1,292,213)
Net realized gains		32,324,722
Net change in unrealized appreciation (depreciation) on securities - affiliated		(124,076,715)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(35,211,916)
Net change in unrealized appreciation (depreciation)	+	(159,288,631)
Net realized and unrealized losses		(126,963,909)
Decrease in net assets resulting from operations		($118,445,745)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$8,518,164	$6,365,426
Net realized gains		32,324,722	20,324,363
Net change in unrealized appreciation (depreciation)	+	(159,288,631)	106,391,162
Increase (decrease) in net assets resulting from operations		($118,445,745)	$133,080,951
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($34,334,971)	($15,121,800)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,692,487	$62,406,093	5,580,980	$98,912,959
Shares reinvested		1,828,575	33,316,650	875,675	14,737,609
Shares redeemed	+	(4,400,937)	(72,542,793)	(5,406,863)	(96,325,760)
Net transactions in fund shares		1,120,125	$23,179,950	1,049,792	$17,324,808
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,129,899	$612,194,510	31,080,107	$476,910,551
Total increase (decrease)	+	1,120,125	(129,600,766)	1,049,792	135,283,959
End of period		33,250,024	$482,593,744	32,129,899	$612,194,510
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Schwab Target 2040 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$20.52	$16.24	$16.61	$16.27	$17.14
Income (loss) from investment operations:
Net investment income (loss)[1]	0.26	0.20	0.32	0.28	0.28
Net realized and unrealized gains (losses)	(4.10)	4.68	0.56	1.28	(0.45)
Total from investment operations	(3.84)	4.88	0.88	1.56	(0.17)
Less distributions:
Distributions from net investment income	(0.54)	(0.24)	(0.35)	(0.39)	(0.44)
Distributions from net realized gains	(0.81)	(0.36)	(0.90)	(0.83)	(0.26)
Total distributions	(1.35)	(0.60)	(1.25)	(1.22)	(0.70)
Net asset value at end of period	$15.33	$20.52	$16.24	$16.61	$16.27
Total return	(20.10%)	30.57%	5.31%	10.90%	(1.17%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00% [4]
Gross operating expenses[2]	0.02% [3]	0.01%	0.02%	0.02%	0.02%
Net investment income (loss)	1.49%	1.05%	2.01%	1.78%	1.65%
Portfolio turnover rate	10%	14%	10%	15%	17%
Net assets, end of period (x 1,000)	$959,722	$1,235,538	$985,325	$1,011,558	$961,899

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2040 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 75.9% OF NET ASSETS

U.S. Stocks 40.5%
Large-Cap 34.3%
Schwab Core Equity Fund	$91,261,565	$—	($22,738,550)	$5,908,447	($32,932,221)	$41,499,241	2,132,541	$21,423,043
Schwab Fundamental US Large Company Index Fund	21,802,800	22,053,362	—	—	(3,204,138)	40,652,024	1,918,453	1,032,037
Schwab S&P 500 Index Fund	246,182,829	3,194,050	(8,700,000)	432,627	(38,969,214)	202,140,292	3,367,882	3,194,050
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	58,761,596	18,186,555	—	—	(31,772,368)	45,175,783	2,292,023	6,974,652
						329,467,340
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	18,965,177	542,762	—	—	(3,794,715)	15,713,224	303,110	542,762
Small-Cap 4.5%
Schwab Small-Cap Equity Fund	53,945,780	5,877,752	(4,750,000)	(650,588)	(10,997,733)	43,425,211	2,292,778	5,877,752
						388,605,775

International Stocks 21.3%
Developed Markets 21.3%
Schwab International Core Equity Fund	95,031,438	14,047,576	—	—	(26,040,322)	83,038,692	9,533,719	2,673,222
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	174,075,204	34,671,003	—	—	(87,319,701)	121,426,506	7,189,254	24,908,114
						204,465,198

Real Estate 5.3%
Global Real Estate 5.3%
Schwab Global Real Estate Fund	51,681,449	17,580,113	—	—	(18,046,496)	51,215,066	8,680,520	1,720,968

Fixed Income 8.3%
Intermediate-Term Bond 6.1%
Schwab U.S. Aggregate Bond Index Fund	75,697,757	1,562,542	(5,779,804)	(792,854)	(12,261,313)	58,426,328	6,793,759	1,562,051
Short-Term Bond 2.2%
Schwab Short-Term Bond Index Fund	26,529,002	360,353	(3,757,024)	(151,023)	(1,922,130)	21,059,178	2,259,568	360,238
						79,485,506

Money Market Funds 0.5%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	4,878,097	42,014	(116)	—	(1,466)	4,918,529	4,918,529	48,061
Total Affiliated Underlying Funds (Cost $624,999,475)	$918,812,694	$118,118,082	($45,725,494)	$4,746,609	($267,261,817)	$728,690,074		$70,316,950

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Schwab Target 2040 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 23.4% OF NET ASSETS

U.S. Stocks 12.6%
Large-Cap 10.9%
ClearBridge Large Cap Growth Fund, Class IS *						$40,924,172	802,277
Dodge & Cox Stock Fund, Class I						62,943,069	285,223
						103,867,241
Small-Cap 1.7%
ClearBridge Small Cap Growth Fund, Class IS *						16,447,673	430,117
						120,314,914

International Stocks 2.7%
Emerging Markets 2.7%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						26,056,843	3,803,919

Fixed Income 8.1%
Intermediate-Term Bond 5.6%
Baird Aggregate Bond Fund, Institutional Class						9,014,164	967,185
Loomis Sayles Investment Grade Bond Fund, Class Y						28,461,003	3,024,549
Western Asset Core Plus Bond Fund, Class I						16,560,801	1,836,009
						54,035,968
International Bond 2.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						23,904,493	2,513,617
						77,940,461
Total Unaffiliated Underlying Funds (Cost $240,004,289)						$224,312,218
Total Investments in Securities (Cost $865,003,764)						$953,002,292

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $624,999,475)		$728,690,074
Investments in securities, at value - unaffiliated (cost $240,004,289)		224,312,218
Cash		5,706,746
Receivables:
Investments sold		1,700,000
Fund shares sold		328,922
Dividends		267,674
Due from investment adviser		10,664
Interest		7,836
Prepaid expenses	+	15,921
Total assets		961,040,055
Liabilities
Payables:
Fund shares redeemed		981,142
Investments bought		262,653
Independent trustees’ fees		46
Accrued expenses	+	74,385
Total liabilities		1,318,226
Net assets		$959,721,829
Net Assets by Source
Capital received from investors		$816,097,710
Total distributable earnings	+	143,624,119
Net assets		$959,721,829

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$959,721,829		62,613,531		$15.33

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Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$12,284,603
Dividends received from securities - unaffiliated		4,057,653
Interest received from securities - unaffiliated	+	34,375
Total investment income		16,376,631
Expenses
Proxy fees[1]		50,877
Registration fees		34,967
Portfolio accounting fees		33,570
Shareholder reports		29,264
Professional fees		23,603
Independent trustees’ fees		9,787
Transfer agent fees		4,031
Custodian fees		1,278
Other expenses	+	14,596
Total expenses		201,973
Expense reduction	–	151,096
Net expenses	–	50,877
Net investment income		16,325,754
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		58,032,347
Realized capital gain distributions received from underlying funds - unaffiliated		13,733,859
Net realized gains on sales of securities - affiliated		4,746,609
Net realized losses on sales of securities - unaffiliated	+	(1,831,953)
Net realized gains		74,680,862
Net change in unrealized appreciation (depreciation) on securities - affiliated		(267,261,817)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(70,063,178)
Net change in unrealized appreciation (depreciation)	+	(337,324,995)
Net realized and unrealized losses		(262,644,133)
Decrease in net assets resulting from operations		($246,318,379)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$16,325,754	$12,284,342
Net realized gains		74,680,862	51,396,989
Net change in unrealized appreciation (depreciation)	+	(337,324,995)	234,058,424
Increase (decrease) in net assets resulting from operations		($246,318,379)	$297,739,755
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($81,174,869)	($36,450,563)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,935,695	$87,389,811	7,151,395	$135,282,209
Shares reinvested		4,103,345	79,686,963	1,997,627	35,757,521
Shares redeemed	+	(6,646,804)	(115,399,889)	(9,615,839)	(182,116,086)
Net transactions in fund shares		2,392,236	$51,676,885	(466,817)	($11,076,356)
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,221,295	$1,235,538,192	60,688,112	$985,325,356
Total increase (decrease)	+	2,392,236	(275,816,363)	(466,817)	250,212,836
End of period		62,613,531	$959,721,829	60,221,295	$1,235,538,192
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Schwab Target 2045 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$17.97	$13.83	$13.88	$13.35	$13.92
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.16	0.25	0.22	0.21
Net realized and unrealized gains (losses)	(3.76)	4.36	0.46	1.09	(0.39)
Total from investment operations	(3.54)	4.52	0.71	1.31	(0.18)
Less distributions:
Distributions from net investment income	(0.49)	(0.18)	(0.28)	(0.31)	(0.36)
Distributions from net realized gains	(0.40)	(0.20)	(0.48)	(0.47)	(0.03)
Total distributions	(0.89)	(0.38)	(0.76)	(0.78)	(0.39)
Net asset value at end of period	$13.54	$17.97	$13.83	$13.88	$13.35
Total return	(20.76%)	33.13%	5.10%	10.91%	(1.43%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00% [4]
Gross operating expenses[2]	0.05% [3]	0.04%	0.05%	0.08%	0.06%
Net investment income (loss)	1.46%	0.96%	1.87%	1.65%	1.52%
Portfolio turnover rate	7%	12%	6%	8%	12%
Net assets, end of period (x 1,000)	$206,203	$252,294	$177,992	$162,017	$138,813

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2045 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 77.6% OF NET ASSETS

U.S. Stocks 43.9%
Large-Cap 36.7%
Schwab Core Equity Fund	$19,914,426	$—	($4,845,615)	$137,455	($6,057,734)	$9,148,532	470,120	$4,674,778
Schwab Fundamental US Large Company Index Fund	6,691,733	4,440,638	—	—	(810,815)	10,321,556	487,096	316,754
Schwab S&P 500 Index Fund	50,570,503	656,117	(400,000)	(49,384)	(7,981,258)	42,795,978	713,029	656,117
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	15,029,286	7,027,605	—	—	(8,599,145)	13,457,746	682,788	1,783,887
						75,723,812
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	4,191,025	119,942	—	—	(838,576)	3,472,391	66,983	119,942
Small-Cap 5.5%
Schwab Small-Cap Equity Fund	12,082,130	1,844,224	—	—	(2,580,857)	11,345,497	599,023	1,316,429
						90,541,700

International Stocks 23.1%
Developed Markets 23.1%
Schwab International Core Equity Fund	22,705,478	2,323,952	—	—	(6,078,324)	18,951,106	2,175,787	643,952
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	37,401,355	10,789,802	—	—	(19,426,876)	28,764,281	1,703,036	5,478,467
						47,715,387

Real Estate 5.7%
Global Real Estate 5.7%
Schwab Global Real Estate Fund	11,378,442	4,659,841	—	—	(4,219,649)	11,818,634	2,003,158	396,915

Fixed Income 4.7%
Intermediate-Term Bond 3.4%
Schwab U.S. Aggregate Bond Index Fund	9,548,183	183,657	(1,270,000)	(83,922)	(1,451,172)	6,926,746	805,436	183,595
Short-Term Bond 1.3%
Schwab Short-Term Bond Index Fund	3,248,739	47,876	(329,999)	(36,462)	(243,099)	2,687,055	288,311	47,863
						9,613,801

Money Market Funds 0.2%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	425,417	3,664	(10)	—	(128)	428,943	428,943	4,191
Total Affiliated Underlying Funds (Cost $162,776,180)	$193,186,717	$32,097,318	($6,845,624)	($32,313)	($58,287,633)	$160,118,465		$15,622,890

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Schwab Target 2045 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 21.7% OF NET ASSETS

U.S. Stocks 12.1%
Large-Cap 10.4%
ClearBridge Large Cap Growth Fund, Class IS *						$7,049,467	138,198
Dodge & Cox Stock Fund, Class I						14,361,388	65,078
						21,410,855
Small-Cap 1.7%
ClearBridge Small Cap Growth Fund, Class IS *						3,453,020	90,299
						24,863,875

International Stocks 3.4%
Emerging Markets 3.4%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						6,952,100	1,014,905

Fixed Income 6.2%
Intermediate-Term Bond 4.5%
Baird Aggregate Bond Fund, Institutional Class						1,892,739	203,084
Loomis Sayles Investment Grade Bond Fund, Class Y						5,319,276	565,279
Western Asset Core Plus Bond Fund, Class I						2,161,547	239,639
						9,373,562
International Bond 1.7%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						3,505,098	368,570
						12,878,660
Total Unaffiliated Underlying Funds (Cost $48,251,531)						$44,694,635
Total Investments in Securities (Cost $211,027,711)						$204,813,100

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $162,776,180)		$160,118,465
Investments in securities, at value - unaffiliated (cost $48,251,531)		44,694,635
Cash		974,743
Receivables:
Investments sold		330,000
Fund shares sold		294,659
Dividends		33,986
Due from investment adviser		9,294
Interest		1,594
Prepaid expenses	+	5,936
Total assets		206,463,312
Liabilities
Payables:
Fund shares redeemed		175,989
Investments bought		33,619
Independent trustees’ fees		35
Accrued expenses	+	50,470
Total liabilities		260,113
Net assets		$206,203,199
Net Assets by Source
Capital received from investors		$199,945,725
Total distributable earnings	+	6,257,474
Net assets		$206,203,199

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$206,203,199		15,231,148		$13.54

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Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$2,575,016
Dividends received from securities - unaffiliated		781,488
Interest received from securities - unaffiliated	+	7,421
Total investment income		3,363,925
Expenses
Registration fees		26,605
Portfolio accounting fees		23,382
Professional fees		21,919
Shareholder reports		11,421
Proxy fees[1]		10,587
Independent trustees’ fees		7,383
Transfer agent fees		3,309
Custodian fees		1,649
Other expenses	+	6,552
Total expenses		112,807
Expense reduction	–	102,220
Net expenses	–	10,587
Net investment income		3,353,338
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		13,047,874
Realized capital gain distributions received from underlying funds - unaffiliated		3,152,671
Net realized losses on sales of securities - affiliated		(32,313)
Net realized losses on sales of securities - unaffiliated	+	(360,904)
Net realized gains		15,807,328
Net change in unrealized appreciation (depreciation) on securities - affiliated		(58,287,633)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(14,314,504)
Net change in unrealized appreciation (depreciation)	+	(72,602,137)
Net realized and unrealized losses		(56,794,809)
Decrease in net assets resulting from operations		($53,441,471)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$3,353,338	$2,164,292
Net realized gains		15,807,328	5,977,920
Net change in unrealized appreciation (depreciation)	+	(72,602,137)	51,929,106
Increase (decrease) in net assets resulting from operations		($53,441,471)	$60,071,318
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($12,672,803)	($4,963,016)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,459,577	$38,547,342	3,403,163	$56,732,083
Shares reinvested		714,175	12,369,502	312,568	4,851,051
Shares redeemed	+	(1,981,375)	(30,893,311)	(2,547,667)	(42,389,208)
Net transactions in fund shares		1,192,377	$20,023,533	1,168,064	$19,193,926
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,038,771	$252,293,940	12,870,707	$177,991,712
Total increase (decrease)	+	1,192,377	(46,090,741)	1,168,064	74,302,228
End of period		15,231,148	$206,203,199	14,038,771	$252,293,940
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Schwab Target 2050 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$18.48	$14.03	$14.03	$13.49	$14.07
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.16	0.25	0.21	0.21
Net realized and unrealized gains (losses)	(3.90)	4.66	0.45	1.11	(0.41)
Total from investment operations	(3.68)	4.82	0.70	1.32	(0.20)
Less distributions:
Distributions from net investment income	(0.53)	(0.17)	(0.27)	(0.31)	(0.36)
Distributions from net realized gains	(0.53)	(0.20)	(0.43)	(0.47)	(0.02)
Total distributions	(1.06)	(0.37)	(0.70)	(0.78)	(0.38)
Net asset value at end of period	$13.74	$18.48	$14.03	$14.03	$13.49
Total return	(21.22%)	34.83%	4.96%	10.87%	(1.50%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00% [4]
Gross operating expenses[2]	0.05% [3]	0.04%	0.06%	0.08%	0.07%
Net investment income (loss)	1.44%	0.93%	1.83%	1.54%	1.45%
Portfolio turnover rate	6%	19%	5%	7%	10%
Net assets, end of period (x 1,000)	$203,896	$245,059	$181,391	$161,003	$122,459

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2050 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 79.5% OF NET ASSETS

U.S. Stocks 45.3%
Large-Cap 37.7%
Schwab Core Equity Fund	$20,714,110	$—	($5,228,355)	$157,179	($6,286,788)	$9,356,146	480,789	$4,862,499
Schwab Fundamental US Large Company Index Fund	7,501,204	4,338,486	—	—	(901,805)	10,937,885	516,181	355,069
Schwab S&P 500 Index Fund	49,586,015	643,345	(1,190,000)	(124,119)	(7,703,572)	41,211,669	686,632	643,345
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	16,862,105	8,078,331	—	—	(9,633,666)	15,306,770	776,599	2,001,431
						76,812,470
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	3,962,121	392,226	—	—	(823,331)	3,531,016	68,114	113,391
Small-Cap 5.9%
Schwab Small-Cap Equity Fund	12,824,393	1,877,303	—	—	(2,724,169)	11,977,527	632,393	1,397,303
						92,321,013

International Stocks 24.6%
Developed Markets 24.6%
Schwab International Core Equity Fund	22,597,338	4,180,268	—	—	(6,353,624)	20,423,982	2,344,889	655,269
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	38,092,718	11,440,451	—	—	(19,896,601)	29,636,568	1,754,681	5,549,543
						50,060,550

Real Estate 6.1%
Global Real Estate 6.1%
Schwab Global Real Estate Fund	11,579,737	5,344,429	(200,000)	(31,841)	(4,270,425)	12,421,900	2,105,407	406,604

Fixed Income 3.5%
Intermediate-Term Bond 2.7%
Schwab U.S. Aggregate Bond Index Fund	6,018,149	1,090,265	(440,000)	(36,924)	(1,042,988)	5,588,502	649,826	130,225
Short-Term Bond 0.8%
Schwab Short-Term Bond Index Fund	1,920,368	530,597	(620,000)	(60,357)	(119,507)	1,651,101	177,157	30,587
						7,239,603

Money Market Funds 0.0%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.10% (b)	28,055	240	—	—	(8)	28,287	28,287	276
Total Affiliated Underlying Funds (Cost $165,737,191)	$191,686,313	$37,915,941	($7,678,355)	($96,062)	($59,756,484)	$162,071,353		$16,145,542

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Schwab Target 2050 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 19.9% OF NET ASSETS

U.S. Stocks 11.8%
Large-Cap 9.9%
ClearBridge Large Cap Growth Fund, Class IS *						$5,945,323	116,552
Dodge & Cox Stock Fund, Class I						14,145,799	64,101
						20,091,122
Small-Cap 1.9%
ClearBridge Small Cap Growth Fund, Class IS *						3,895,006	101,857
						23,986,128

International Stocks 4.1%
Emerging Markets 4.1%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						8,422,505	1,229,563

Fixed Income 4.0%
Intermediate-Term Bond 2.7%
Loomis Sayles Investment Grade Bond Fund, Class Y						3,806,184	404,483
Western Asset Core Plus Bond Fund, Class I						1,773,376	196,605
						5,579,560
International Bond 1.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						2,556,387	268,810
						8,135,947
Total Unaffiliated Underlying Funds (Cost $43,884,031)						$40,544,580
Total Investments in Securities (Cost $209,621,222)						$202,615,933

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
(b)	The rate shown is the annualized 7-day yield.
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $165,737,191)		$162,071,353
Investments in securities, at value - unaffiliated (cost $43,884,031)		40,544,580
Cash		705,937
Receivables:
Investments sold		620,000
Fund shares sold		160,267
Dividends		26,302
Due from investment adviser		9,502
Interest		1,977
Prepaid expenses	+	5,093
Total assets		204,145,011
Liabilities
Payables:
Fund shares redeemed		170,706
Investments bought		26,395
Independent trustees’ fees		35
Accrued expenses	+	51,990
Total liabilities		249,126
Net assets		$203,895,885
Net Assets by Source
Capital received from investors		$198,097,778
Total distributable earnings	+	5,798,107
Net assets		$203,895,885

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$203,895,885		14,840,935		$13.74

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Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$2,537,933
Dividends received from securities - unaffiliated		702,383
Interest received from securities - unaffiliated	+	7,382
Total investment income		3,247,698
Expenses
Registration fees		25,382
Portfolio accounting fees		23,207
Professional fees		21,909
Shareholder reports		13,318
Proxy fees[1]		10,387
Independent trustees’ fees		7,371
Transfer agent fees		3,519
Custodian fees		1,030
Other expenses	+	6,492
Total expenses		112,615
Expense reduction	–	102,228
Net expenses	–	10,387
Net investment income		3,237,311
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		13,607,609
Realized capital gain distributions received from underlying funds - unaffiliated		3,331,104
Net realized losses on sales of securities - affiliated		(96,062)
Net realized losses on sales of securities - unaffiliated	+	(263,349)
Net realized gains		16,579,302
Net change in unrealized appreciation (depreciation) on securities - affiliated		(59,756,484)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(13,896,515)
Net change in unrealized appreciation (depreciation)	+	(73,652,999)
Net realized and unrealized losses		(57,073,697)
Decrease in net assets resulting from operations		($53,836,386)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$3,237,311	$2,054,026
Net realized gains		16,579,302	7,389,566
Net change in unrealized appreciation (depreciation)	+	(73,652,999)	53,519,263
Increase (decrease) in net assets resulting from operations		($53,836,386)	$62,962,855
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($14,164,921)	($4,905,042)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,707,954	$42,898,468	3,400,099	$58,030,659
Shares reinvested		779,861	13,787,936	302,276	4,791,072
Shares redeemed	+	(1,908,268)	(29,847,949)	(3,366,800)	(57,211,988)
Net transactions in fund shares		1,579,547	$26,838,455	335,575	$5,609,743
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,261,388	$245,058,737	12,925,813	$181,391,181
Total increase (decrease)	+	1,579,547	(41,162,852)	335,575	63,667,556
End of period		14,840,935	$203,895,885	13,261,388	$245,058,737
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Schwab Target 2055 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$18.74	$14.11	$14.15	$13.60	$14.18
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.15	0.24	0.21	0.20
Net realized and unrealized gains (losses)	(4.05)	4.83	0.45	1.10	(0.39)
Total from investment operations	(3.82)	4.98	0.69	1.31	(0.19)
Less distributions:
Distributions from net investment income	(0.54)	(0.16)	(0.27)	(0.31)	(0.37)
Distributions from net realized gains	(0.41)	(0.19)	(0.46)	(0.45)	(0.02)
Total distributions	(0.95)	(0.35)	(0.73)	(0.76)	(0.39)
Net asset value at end of period	$13.97	$18.74	$14.11	$14.15	$13.60
Total return	(21.54%)	35.79%	4.86%	10.73%	(1.49%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00% [4]
Gross operating expenses[2]	0.07% [3]	0.06%	0.09%	0.13%	0.11%
Net investment income (loss)	1.43%	0.88%	1.78%	1.53%	1.41%
Portfolio turnover rate	4%	11%	6%	6%	10%
Net assets, end of period (x 1,000)	$135,741	$158,223	$107,401	$93,743	$73,259

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2055 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 79.8% OF NET ASSETS

U.S. Stocks 45.9%
Large-Cap 38.2%
Schwab Core Equity Fund	$13,228,444	$—	($3,026,432)	$63,899	($4,025,565)	$6,240,346	320,676	$3,105,288
Schwab Fundamental US Large Company Index Fund	5,397,376	2,747,029	—	—	(636,071)	7,508,334	354,334	255,485
Schwab S&P 500 Index Fund	31,762,806	412,099	—	—	(5,060,136)	27,114,769	451,762	412,099
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	12,058,925	5,944,008	—	—	(6,994,178)	11,008,755	558,537	1,431,322
						51,872,204
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	2,744,354	78,541	—	—	(549,114)	2,273,781	43,862	78,541
Small-Cap 6.0%
Schwab Small-Cap Equity Fund	8,858,802	1,265,226	—	—	(1,904,195)	8,219,833	433,993	965,225
						62,365,818

International Stocks 25.1%
Developed Markets 25.1%
Schwab International Core Equity Fund	14,639,313	3,681,667	—	—	(4,251,647)	14,069,333	1,615,308	461,667
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	25,342,418	7,982,091	—	—	(13,268,731)	20,055,778	1,187,435	3,692,079
						34,125,111

Real Estate 6.3%
Global Real Estate 6.3%
Schwab Global Real Estate Fund	7,795,440	3,618,201	—	—	(2,893,226)	8,520,415	1,444,138	271,651

Fixed Income 2.5%
Intermediate-Term Bond 1.6%
Schwab U.S. Aggregate Bond Index Fund	2,564,999	451,527	(399,999)	(19,506)	(398,196)	2,198,825	255,677	51,511
Short-Term Bond 0.9%
Schwab Short-Term Bond Index Fund	875,475	364,664	—	—	(87,331)	1,152,808	123,692	14,662
						3,351,633
Total Affiliated Underlying Funds (Cost $112,444,230)	$125,268,352	$26,545,053	($3,426,431)	$44,393	($40,068,390)	$108,362,977		$10,739,530

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Schwab Target 2055 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 19.7% OF NET ASSETS

U.S. Stocks 11.8%
Large-Cap 9.7%
ClearBridge Large Cap Growth Fund, Class IS *						$3,593,334	70,444
Dodge & Cox Stock Fund, Class I						9,594,637	43,478
						13,187,971
Small-Cap 2.1%
ClearBridge Small Cap Growth Fund, Class IS *						2,783,720	72,796
						15,971,691

International Stocks 4.5%
Emerging Markets 4.5%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						6,087,651	888,708

Fixed Income 3.4%
Intermediate-Term Bond 2.5%
Loomis Sayles Investment Grade Bond Fund, Class Y						2,525,987	268,436
Western Asset Core Plus Bond Fund, Class I						885,627	98,185
						3,411,614
International Bond 0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						1,223,518	128,656
						4,635,132
Total Unaffiliated Underlying Funds (Cost $28,935,461)						$26,694,474
Total Investments in Securities (Cost $141,379,691)						$135,057,451

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $112,444,230)		$108,362,977
Investments in securities, at value - unaffiliated (cost $28,935,461)		26,694,474
Cash		701,282
Receivables:
Fund shares sold		63,280
Dividends		11,745
Due from investment adviser		9,341
Interest		1,169
Prepaid expenses	+	4,540
Total assets		135,848,808
Liabilities
Payables:
Fund shares redeemed		54,002
Investments bought		11,807
Independent trustees’ fees		34
Accrued expenses	+	42,201
Total liabilities		108,044
Net assets		$135,740,764
Net Assets by Source
Capital received from investors		$133,571,725
Total distributable earnings	+	2,169,039
Net assets		$135,740,764

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$135,740,764		9,713,327		$13.97

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Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$1,664,281
Dividends received from securities - unaffiliated		451,075
Interest received from securities - unaffiliated	+	4,139
Total investment income		2,119,495
Expenses
Registration fees		23,652
Professional fees		21,768
Shareholder reports		13,953
Portfolio accounting fees		13,385
Independent trustees’ fees		7,156
Proxy fees[1]		6,775
Transfer agent fees		2,645
Custodian fees		1,518
Other expenses	+	5,867
Total expenses		96,719
Expense reduction	–	89,944
Net expenses	–	6,775
Net investment income		2,112,720
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		9,075,249
Realized capital gain distributions received from underlying funds - unaffiliated		2,229,685
Net realized gains on sales of securities - affiliated		44,393
Net realized losses on sales of securities - unaffiliated	+	(57,984)
Net realized gains		11,291,343
Net change in unrealized appreciation (depreciation) on securities - affiliated		(40,068,390)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(9,117,630)
Net change in unrealized appreciation (depreciation)	+	(49,186,020)
Net realized and unrealized losses		(37,894,677)
Decrease in net assets resulting from operations		($35,781,957)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$2,112,720	$1,237,409
Net realized gains		11,291,343	3,679,483
Net change in unrealized appreciation (depreciation)	+	(49,186,020)	34,739,616
Increase (decrease) in net assets resulting from operations		($35,781,957)	$39,656,508
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($8,207,354)	($2,778,154)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,031,561	$32,815,671	2,415,853	$41,626,853
Shares reinvested		442,294	7,983,406	169,303	2,710,532
Shares redeemed	+	(1,204,703)	(19,292,293)	(1,750,620)	(30,393,721)
Net transactions in fund shares		1,269,152	$21,506,784	834,536	$13,943,664
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,444,175	$158,223,291	7,609,639	$107,401,273
Total increase (decrease)	+	1,269,152	(22,482,527)	834,536	50,822,018
End of period		9,713,327	$135,740,764	8,444,175	$158,223,291
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Schwab Target 2060 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18
Per-Share Data
Net asset value at beginning of period	$16.42	$12.21	$12.16	$11.53	$12.02
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.12	0.20	0.16	0.14
Net realized and unrealized gains (losses)	(3.61)	4.34	0.38	0.99	(0.32)
Total from investment operations	(3.42)	4.46	0.58	1.15	(0.18)
Less distributions:
Distributions from net investment income	(0.47)	(0.13)	(0.22)	(0.26)	(0.29)
Distributions from net realized gains	(0.27)	(0.12)	(0.31)	(0.26)	(0.02)
Total distributions	(0.74)	(0.25)	(0.53)	(0.52)	(0.31)
Net asset value at end of period	$12.26	$16.42	$12.21	$12.16	$11.53
Total return	(21.88%)	36.89%	4.73%	10.85%	(1.64%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.20% [3]	0.22%	0.41%	0.67%	0.73%
Net investment income (loss)	1.35%	0.80%	1.67%	1.42%	1.18%
Portfolio turnover rate	15%	11%	8%	13%	22%
Net assets, end of period (x 1,000)	$39,741	$40,077	$21,509	$15,765	$10,479

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
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Schwab Target 2060 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 82.1% OF NET ASSETS

U.S. Stocks 47.9%
Large-Cap 40.2%
Schwab Core Equity Fund	$3,258,883	$379,376	($733,176)	($22,401)	($976,659)	$1,906,023	97,946	$765,001
Schwab Fundamental US Large Company Index Fund	1,474,879	1,552,075	(488,313)	(33,561)	(125,252)	2,379,828	112,309	69,814
Schwab S&P 500 Index Fund	8,131,219	2,020,456	(978,762)	(130,431)	(1,133,407)	7,909,075	131,774	105,497
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	3,322,582	2,888,892	(307,395)	(157,179)	(1,933,278)	3,813,622	193,487	426,011
						16,008,548
Mid-Cap 1.9%
Schwab U.S. Mid-Cap Index Fund	683,890	220,728	—	—	(152,446)	752,172	14,509	20,728
Small-Cap 5.8%
Schwab Small-Cap Equity Fund	2,241,296	846,384	(318,580)	(69,864)	(398,231)	2,301,005	121,489	254,121
						19,061,725

International Stocks 25.9%
Developed Markets 25.9%
Schwab International Core Equity Fund	4,222,062	1,869,805	(747,137)	(210,049)	(973,409)	4,161,272	477,758	125,667
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	6,269,552	3,794,643	(302,708)	(227,877)	(3,390,737)	6,142,873	363,699	975,468
						10,304,145

Real Estate 6.7%
Global Real Estate 6.7%
Schwab Global Real Estate Fund	2,031,876	1,651,199	(205,977)	(66,022)	(760,429)	2,650,647	449,262	77,870

Fixed Income 1.6%
Intermediate-Term Bond 1.1%
Schwab U.S. Aggregate Bond Index Fund	371,694	535,797	(385,826)	(34,900)	(50,508)	436,257	50,728	10,794
Short-Term Bond 0.5%
Schwab Short-Term Bond Index Fund	107,781	238,183	(128,696)	(10,549)	(5,730)	200,989	21,565	2,687
						637,246
Total Affiliated Underlying Funds (Cost $35,274,190)	$32,115,714	$15,997,538	($4,596,570)	($962,833)	($9,900,086)	$32,653,763		$2,833,658

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Schwab Target 2060 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 17.9% OF NET ASSETS

U.S. Stocks 10.8%
Large-Cap 8.9%
ClearBridge Large Cap Growth Fund, Class IS *						$1,043,647	20,460
Dodge & Cox Stock Fund, Class I						2,476,702	11,223
						3,520,349
Small-Cap 1.9%
ClearBridge Small Cap Growth Fund, Class IS *						763,152	19,957
						4,283,501

International Stocks 5.4%
Emerging Markets 5.4%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						2,142,710	312,804

Fixed Income 1.7%
Intermediate-Term Bond 1.2%
Loomis Sayles Investment Grade Bond Fund, Class Y						456,924	48,557
International Bond 0.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						217,853	22,908
						674,777
Total Unaffiliated Underlying Funds (Cost $7,865,071)						$7,100,988
Total Investments in Securities (Cost $43,139,261)						$39,754,751

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $35,274,190)		$32,653,763
Investments in securities, at value - unaffiliated (cost $7,865,071)		7,100,988
Cash		242,905
Receivables:
Investments sold		3,708,521
Fund shares sold		26,493
Due from investment adviser		7,163
Dividends		2,229
Interest		446
Prepaid expenses	+	11,635
Total assets		43,754,143
Liabilities
Payables:
Fund shares redeemed		3,972,119
Investments bought		2,241
Independent trustees’ fees		33
Accrued expenses	+	38,987
Total liabilities		4,013,380
Net assets		$39,740,763
Net Assets by Source
Capital received from investors		$42,069,542
Total distributable loss	+	(2,328,779)
Net assets		$39,740,763

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$39,740,763		3,241,892		$12.26

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Schwab Target 2060 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$441,435
Dividends received from securities - unaffiliated		107,652
Interest received from securities - unaffiliated	+	1,317
Total investment income		550,404
Expenses
Professional fees		21,578
Registration fees		20,411
Portfolio accounting fees		12,097
Shareholder reports		8,455
Independent trustees’ fees		6,859
Custodian fees		2,554
Proxy fees[1]		1,824
Transfer agent fees		958
Other expenses	+	4,962
Total expenses		79,698
Expense reduction	–	77,874
Net expenses	–	1,824
Net investment income		548,580
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		2,392,223
Realized capital gain distributions received from underlying funds - unaffiliated		609,550
Net realized losses on sales of securities - affiliated		(962,833)
Net realized losses on sales of securities - unaffiliated	+	(176,682)
Net realized gains		1,862,258
Net change in unrealized appreciation (depreciation) on securities - affiliated		(9,900,086)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(2,229,203)
Net change in unrealized appreciation (depreciation)	+	(12,129,289)
Net realized and unrealized losses		(10,267,031)
Decrease in net assets resulting from operations		($9,718,451)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		11/1/20-10/31/21
Net investment income		$548,580	$254,444
Net realized gains		1,862,258	732,256
Net change in unrealized appreciation (depreciation)	+	(12,129,289)	7,778,541
Increase (decrease) in net assets resulting from operations		($9,718,451)	$8,765,241
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($1,894,146)	($458,337)

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,472,977	$20,023,654	1,163,081	$17,567,794
Shares reinvested		115,712	1,840,977	31,814	444,437
Shares redeemed	+	(787,575)	(10,587,897)	(515,554)	(7,751,420)
Net transactions in fund shares		801,114	$11,276,734	679,341	$10,260,811
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			11/1/20-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,440,778	$40,076,626	1,761,437	$21,508,911
Total increase (decrease)	+	801,114	(335,863)	679,341	18,567,715
End of period		3,241,892	$39,740,763	2,440,778	$40,076,626
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Schwab Target 2065 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/21– 10/31/22	2/26/21 [1]– 10/31/21
Per-Share Data
Net asset value at beginning of period	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.03
Net realized and unrealized gains (losses)	(2.51)	1.30
Total from investment operations	(2.40)	1.33
Less distributions:
Distributions from net investment income	(0.30)	—
Net asset value at end of period	$8.63	$11.33
Total return	(21.78%)	13.30% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00% [5]	0.00% [6]
Gross operating expenses[4]	1.10% [5]	1.90% [6]
Net investment income (loss)[4]	1.17%	0.35% [6]
Portfolio turnover rate	26%	34% [3]
Net assets, end of period (x 1,000)	$6,611	$4,489

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Ratio includes less than 0.005% of non-routine proxy expenses.
[6]	Annualized.
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Schwab Target 2065 Fund
Portfolio Holdings  as of October 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 81.6% OF NET ASSETS

U.S. Stocks 47.7%
Large-Cap 40.2%
Schwab Core Equity Fund	$362,105	$108,000	($25,000)	($7,001)	($117,597)	$320,507	16,470	$85,002
Schwab Fundamental US Large Company Index Fund	166,209	311,654	(53,942)	(4,106)	(24,367)	395,448	18,662	9,454
Schwab S&P 500 Index Fund	924,860	888,779	(300,536)	(15,845)	(178,610)	1,318,648	21,970	11,779
Schwab Select Large Cap Growth Fund (formerly Laudus U.S. Large Cap Growth Fund) *	375,362	622,902	(77,001)	(26,522)	(271,116)	623,625	31,640	50,589
Schwab U.S. Large-Cap ETF	—	165,387	(165,694)	307	—	—	—	—
						2,658,228
Mid-Cap 1.8%
Schwab U.S. Mid-Cap Index Fund	77,292	60,297	—	—	(20,245)	117,344	2,264	2,296
Small-Cap 5.7%
Schwab Small-Cap Equity Fund	250,158	238,485	(46,000)	(9,998)	(57,394)	375,251	19,813	29,486
Schwab U.S. Small-Cap ETF	—	41,930	(42,046)	116	—	—	—	—
						375,251
						3,150,823

International Stocks 26.4%
Developed Markets 26.4%
Schwab International Core Equity Fund	531,592	588,437	(209,098)	(24,218)	(149,569)	737,144	84,632	15,437
Schwab International Equity ETF	—	113,307	(113,259)	(48)	—	—	—	—
Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund)	645,158	958,158	(100,012)	(46,305)	(445,786)	1,011,213	59,870	111,727
						1,748,357

Real Estate 6.6%
Global Real Estate 6.6%
Schwab Global Real Estate Fund	223,516	351,090	(10,000)	(856)	(129,664)	434,086	73,574	10,810

Fixed Income 0.9%
Intermediate-Term Bond 0.4%
Schwab U.S. Aggregate Bond Index Fund	30,682	68,739	(63,324)	(5,915)	(1,853)	28,329	3,294	946
Short-Term Bond 0.5%
Schwab Short-Term Bond Index Fund	15,020	37,441	(18,001)	(1,556)	(1,027)	31,877	3,420	440
						60,206
Total Affiliated Underlying Funds (Cost $6,568,386)	$3,601,954	$4,554,606	($1,223,913)	($141,947)	($1,397,228)	$5,393,472		$327,966

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Schwab Target 2065 Fund
Portfolio Holdings  as of October 31, 2022 (continued)

SECURITY	VALUE AT 10/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/22	BALANCE OF SHARES HELD AT 10/31/22	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 17.9% OF NET ASSETS

U.S. Stocks 11.1%
Large-Cap 9.0%
ClearBridge Large Cap Growth Fund, Class IS *						$183,786	3,603
Dodge & Cox Stock Fund, Class I						410,982	1,862
						594,768
Small-Cap 2.1%
ClearBridge Small Cap Growth Fund, Class IS *						140,979	3,687
						735,747

International Stocks 5.2%
Emerging Markets 5.2%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						341,062	49,790

Fixed Income 1.6%
Intermediate-Term Bond 1.1%
Loomis Sayles Investment Grade Bond Fund, Class Y						69,875	7,426
International Bond 0.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						36,104	3,796
						105,979
Total Unaffiliated Underlying Funds (Cost $1,452,402)						$1,182,788
Total Investments in Securities (Cost $8,020,788)						$6,576,260

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(d) for additional information).

ETF —	Exchange traded fund
At October 31, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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Schwab Target 2065 Fund
Statement of Assets and Liabilities

As of October 31, 2022
Assets
Investments in securities, at value - affiliated (cost $6,568,386)		$5,393,472
Investments in securities, at value - unaffiliated (cost $1,452,402)		1,182,788
Receivables:
Fund shares sold		204,853
Investments sold		182,000
Due from investment adviser		6,995
Dividends		355
Prepaid expenses	+	3,375
Total assets		6,973,838
Liabilities
Payables:
Fund shares redeemed		196,601
Due to custodian		134,764
Investments bought		283
Independent trustees’ fees		32
Accrued expenses	+	31,633
Total liabilities		363,313
Net assets		$6,610,525
Net Assets by Source
Capital received from investors		$7,954,641
Total distributable loss	+	(1,344,116)
Net assets		$6,610,525

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,610,525		766,235		$8.63

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Schwab Target 2065 Fund
Statement of Operations

For the period November 1, 2021 through October 31, 2022
Investment Income
Dividends received from securities - affiliated		$53,455
Dividends received from securities - unaffiliated	+	13,793
Total investment income		67,248
Expenses
Professional fees		18,390
Registration fees		14,880
Portfolio accounting fees		11,512
Independent trustees’ fees		6,764
Custodian fees		3,261
Shareholder reports		2,643
Transfer agent fees		679
Proxy fees[1]		245
Other expenses	+	4,579
Total expenses		62,953
Expense reduction	–	62,708
Net expenses	–	245
Net investment income		67,003
REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		274,511
Realized capital gain distributions received from underlying funds - unaffiliated		71,093
Net realized losses on sales of securities - affiliated		(141,947)
Net realized losses on sales of securities - unaffiliated	+	(40,786)
Net realized gains		162,871
Net change in unrealized appreciation (depreciation) on securities - affiliated		(1,397,228)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(290,186)
Net change in unrealized appreciation (depreciation)	+	(1,687,414)
Net realized and unrealized losses		(1,524,543)
Decrease in net assets resulting from operations		($1,457,540)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
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Schwab Target 2065 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/21-10/31/22		2/26/21 [1]-10/31/21
Net investment income		$67,003	$5,881
Net realized gains (losses)		162,871	(2,415)
Net change in unrealized appreciation (depreciation)	+	(1,687,414)	242,886
Increase (decrease) in net assets resulting from operations		($1,457,540)	$246,352
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($132,928)	$—

TRANSACTIONS IN FUND SHARES
	11/1/21-10/31/22			2/26/21 [1]-10/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		558,480	$5,553,563	438,998	$4,713,650
Shares reinvested		10,020	112,123	—	—
Shares redeemed	+	(198,386)	(1,953,828)	(42,877)	(470,867)
Net transactions in fund shares		370,114	$3,711,858	396,121	$4,242,783
SHARES OUTSTANDING AND NET ASSETS
	11/1/21-10/31/22			2/26/21 [1]-10/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		396,121	$4,489,135	—	$—
Total increase	+	370,114	2,121,390	396,121	4,489,135
End of period		766,235	$6,610,525	396,121	$4,489,135

[1]	Commencement of operations.
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Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Target 2010 Fund	Schwab Dividend Equity Fund
Schwab Target 2015 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2020 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2025 Fund	Schwab Health Care Fund
Schwab Target 2030 Fund	Schwab International Core Equity Fund
Schwab Target 2035 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Target 2065 Fund	Schwab Target 2010 Index Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2020 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2025 Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2030 Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2035 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2040 Index Fund
Schwab International Index Fund®	Schwab Target 2045 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2055 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2060 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2065 Index Fund
Schwab International Opportunities Fund	Schwab Monthly Income Fund - Target Payout
Schwab Balanced Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Income Payout
The Schwab Target Funds are "funds of funds." Each of the funds seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. Each fund may also invest in affiliated Schwab exchange-traded funds (ETFs) and unaffiliated third party mutual funds and ETFs (all such mutual funds and ETFs referred to herein as the "underlying funds"). Each fund invests in the underlying funds in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed-income securities, and cash and cash equivalents, including money market securities.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The Schwab Target 2065 Fund commenced operations on February 26, 2021.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits were accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities ,mutual funds and ETFs. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: Effective May 23, 2022 Brown Brothers Harriman & Co. (BBH) was replaced by Citibank, N.A as custodian of the funds. The funds no longer subscribe to the BBH Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep was an investment product that automatically swept the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, was subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds assumed the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed. The funds terminated the CMS Sweep program and cash was returned to the funds prior to terminating services with BBH.
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year. To receive distributions, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Regulatory Update:
In October 2022, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments will be effective on January 24, 2023 and the compliance date will be July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the funds to underperform other funds with a similar investment objective. The funds are not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the funds are an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
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Financial Notes (continued)

3. Risk Factors (continued):
•   Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recording requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
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Financial Notes (continued)

3. Risk Factors (continued):
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk and market risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management (the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to the Investment Advisory and Administration Agreement between the investment adviser and the trust. The investment adviser does not receive a fee for the services it performs for the fund. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of the investment adviser (together, service providers), of certain shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Expense Limitation
The investment adviser and its affiliates have agreed with the funds, for so long as the investment adviser serves as the investment adviser to the funds, in which the agreement may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2022, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:
UNDERLYING FUNDS	SCHWAB TARGET 2010 FUND	SCHWAB TARGET 2015 FUND	SCHWAB TARGET 2020 FUND	SCHWAB TARGET 2025 FUND	SCHWAB TARGET 2030 FUND	SCHWAB TARGET 2035 FUND	SCHWAB TARGET 2040 FUND	SCHWAB TARGET 2045 FUND	SCHWAB TARGET 2050 FUND	SCHWAB TARGET 2055 FUND	SCHWAB TARGET 2060 FUND	SCHWAB TARGET 2065 FUND
Schwab Core Equity Fund	0.1%	0.1%	0.7%	1.1%	2.6%	1.5%	3.3%	0.7%	0.7%	0.5%	0.2%	0.0%*
Schwab Fundamental US Large Company Index Fund	0.0%*	0.0%*	0.1%	0.1%	0.3%	0.3%	0.6%	0.2%	0.2%	0.1%	0.0%*	0.0%*
Schwab Global Real Estate Fund	0.4%	0.6%	4.1%	6.3%	14.0%	8.3%	18.2%	4.2%	4.4%	3.0%	0.9%	0.2%
Schwab International Core Equity Fund	0.3%	0.5%	3.4%	5.7%	12.9%	7.8%	16.4%	3.7%	4.0%	2.8%	0.8%	0.1%
Schwab International Opportunities Fund	0.2%	0.3%	2.5%	4.2%	9.5%	5.7%	12.4%	2.9%	3.0%	2.0%	0.6%	0.1%
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.1%	0.1%	0.3%	0.2%	0.3%	0.1%	0.1%	0.0%*	0.0%*	0.0%*
Schwab Select Large Cap Growth Fund	0.1%	0.1%	0.3%	0.5%	1.5%	1.0%	2.3%	0.7%	0.8%	0.6%	0.2%	0.0%
Schwab Short-Term Bond Index Fund	0.3%	0.3%	1.9%	1.9%	2.4%	0.9%	1.2%	0.2%	0.1%	0.1%	0.0%*	0.0%*
Schwab Small-Cap Equity Fund	0.1%	0.2%	1.1%	2.0%	5.0%	3.6%	8.0%	2.1%	2.2%	1.5%	0.4%	0.1%
Schwab Treasury Inflation Protected Securities Index Fund	0.1%	0.1%	0.9%	0.7%	0.4%	—%	—%	—%	—%	—%	—%	—%
Schwab U.S. Aggregate Bond Index Fund	0.3%	0.3%	2.1%	2.1%	2.6%	1.0%	1.4%	0.2%	0.1%	0.1%	0.0%*	0.0%*
Schwab U.S. Mid Cap Index Fund	0.0%*	0.0%*	0.4%	0.6%	1.3%	0.8%	1.7%	0.4%	0.4%	0.3%	0.1%	0.0%*
Schwab Variable Share Price Money Fund, Ultra Shares	0.0%*	0.0%*	0.3%	0.3%	0.3%	0.1%	0.1%	0.0%*	0.0%*	—%	—%	—%

*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab Target 2010 Fund	$—	$—	$—
Schwab Target 2015 Fund	—	—	—
Schwab Target 2020 Fund	—	—	—
Schwab Target 2025 Fund	—	—	—
Schwab Target 2030 Fund	—	—	—
Schwab Target 2035 Fund	—	—	—
Schwab Target 2040 Fund	—	—	—
Schwab Target 2045 Fund	—	—	—
Schwab Target 2050 Fund	—	—	—
Schwab Target 2055 Fund	—	—	—
Schwab Target 2060 Fund	—	—	—
Schwab Target 2065 Fund	—	278,953	259

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2022, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Target 2010 Fund	$13,204,160	$19,944,840
Schwab Target 2015 Fund	13,107,915	20,674,483
Schwab Target 2020 Fund	79,122,258	119,912,226
Schwab Target 2025 Fund	109,134,993	125,910,903
Schwab Target 2030 Fund	191,985,372	168,769,300
Schwab Target 2035 Fund	103,663,076	70,472,734
Schwab Target 2040 Fund	175,616,897	109,697,049
Schwab Target 2045 Fund	42,988,038	14,913,023
Schwab Target 2050 Fund	48,037,506	14,449,509
Schwab Target 2055 Fund	33,481,575	6,362,330
Schwab Target 2060 Fund	19,076,539	5,931,913
Schwab Target 2065 Fund	5,470,880	1,483,824

8. Federal Income Taxes:
As of October 31, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Target 2010 Fund	$46,397,393	$4,932,984	($5,364,100)	($431,116)
Schwab Target 2015 Fund	55,973,126	7,263,833	(5,786,413)	1,477,420
Schwab Target 2020 Fund	364,605,448	53,586,280	(36,684,203)	16,902,077
Schwab Target 2025 Fund	482,329,687	63,620,654	(53,666,828)	9,953,826
Schwab Target 2030 Fund	836,295,115	146,165,669	(87,559,649)	58,606,020
Schwab Target 2035 Fund	466,276,130	64,250,381	(50,182,481)	14,067,900
Schwab Target 2040 Fund	872,936,729	172,309,097	(92,243,534)	80,065,563
Schwab Target 2045 Fund	211,558,457	18,236,969	(24,982,326)	(6,745,357)
Schwab Target 2050 Fund	210,295,813	17,829,836	(25,509,716)	(7,679,880)
Schwab Target 2055 Fund	142,039,127	11,013,808	(17,995,484)	(6,981,676)
Schwab Target 2060 Fund	43,968,607	2,031,557	(6,245,413)	(4,213,856)
Schwab Target 2065 Fund	8,183,770	-	(1,607,510)	(1,607,510)
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Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
Schwab Target 2010 Fund	$697,873	$966,864	($431,116)	$1,233,621
Schwab Target 2015 Fund	857,354	2,119,759	1,477,420	4,454,533
Schwab Target 2020 Fund	5,470,109	12,917,024	16,902,077	35,289,210
Schwab Target 2025 Fund	5,830,323	16,184,760	9,953,826	31,968,909
Schwab Target 2030 Fund	8,009,739	40,195,667	58,606,020	106,811,426
Schwab Target 2035 Fund	3,337,303	25,074,825	14,067,900	42,480,028
Schwab Target 2040 Fund	5,368,418	58,190,138	80,065,563	143,624,119
Schwab Target 2045 Fund	917,250	12,085,581	(6,745,357)	6,257,474
Schwab Target 2050 Fund	767,606	12,710,381	(7,679,880)	5,798,107
Schwab Target 2055 Fund	454,525	8,696,190	(6,981,676)	2,169,039
Schwab Target 2060 Fund	111,063	1,774,014	(4,213,856)	(2,328,779)
Schwab Target 2065 Fund	27,371	236,023	(1,607,510)	(1,344,116)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
For the fiscal year ended October 31, 2022 the Schwab Target 2065 Fund had capital loss carryforwards utilized of $1,807.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Target 2010 Fund	$1,331,099	$1,739,735	$1,158,878	$385,205
Schwab Target 2015 Fund	1,744,930	3,437,941	1,603,533	1,864,193
Schwab Target 2020 Fund	11,812,575	25,556,397	10,442,930	10,256,763
Schwab Target 2025 Fund	15,900,882	24,337,226	10,641,524	7,269,075
Schwab Target 2030 Fund	29,568,203	46,509,219	16,741,235	16,944,271
Schwab Target 2035 Fund	16,504,016	17,830,955	7,639,008	7,482,792
Schwab Target 2040 Fund	34,399,189	46,775,680	14,499,604	21,950,959
Schwab Target 2045 Fund	7,204,576	5,468,227	2,368,978	2,594,038
Schwab Target 2050 Fund	7,536,621	6,628,300	2,230,995	2,674,047
Schwab Target 2055 Fund	4,779,602	3,427,752	1,270,190	1,507,964
Schwab Target 2060 Fund	1,250,419	643,727	239,872	218,465
Schwab Target 2065 Fund	132,928	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund, and Schwab Target 2065 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund, and Schwab Target 2065 Fund (the “Funds”), twelve of the funds constituting Schwab Capital Trust, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended (excluding Schwab Target 2065 Fund); the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from February 26, 2021 (commencement of operations) through October 31, 2021 for Schwab Target 2065 Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds (excluding Schwab Target 2065 Fund) as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwab Target 2065 Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in net assets and financial highlights for the year then ended and for the period from February 26, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America. For each of the Funds (excluding Schwab Target 2065 Fund), the financial highlights for each of the two years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2022. The foreign tax credit and the foreign source income amounts are as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab Target 2010 Fund	$8,955	$112,291
Schwab Target 2015 Fund	10,862	140,166
Schwab Target 2020 Fund	79,907	1,021,007
Schwab Target 2025 Fund	165,695	1,807,469
Schwab Target 2030 Fund	444,173	4,146,613
Schwab Target 2035 Fund	311,128	2,667,754
Schwab Target 2040 Fund	754,786	5,900,946
Schwab Target 2045 Fund	187,507	1,399,535
Schwab Target 2050 Fund	206,021	1,465,218
Schwab Target 2055 Fund	144,331	1,012,008
Schwab Target 2060 Fund	40,134	275,435
Schwab Target 2065 Fund	4,775	32,479
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2022, qualify for the corporate dividends received deduction:

Schwab Target 2010 Fund	12.28%
Schwab Target 2015 Fund	12.86%
Schwab Target 2020 Fund	13.45%
Schwab Target 2025 Fund	16.51%
Schwab Target 2030 Fund	18.87%
Schwab Target 2035 Fund	19.96%
Schwab Target 2040 Fund	20.85%
Schwab Target 2045 Fund	20.94%
Schwab Target 2050 Fund	20.90%
Schwab Target 2055 Fund	20.73%
Schwab Target 2060 Fund	20.27%
Schwab Target 2065 Fund	17.45%
For the fiscal year ended October 31, 2022, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amount for use in preparing their 2022 income tax return.
Schwab Target 2010 Fund	$298,309
Schwab Target 2015 Fund	404,374
Schwab Target 2020 Fund	2,908,859
Schwab Target 2025 Fund	5,113,024
Schwab Target 2030 Fund	11,494,428
Schwab Target 2035 Fund	7,195,826
Schwab Target 2040 Fund	16,000,106
Schwab Target 2045 Fund	3,557,701
Schwab Target 2050 Fund	3,748,741
Schwab Target 2055 Fund	2,450,357
Schwab Target 2060 Fund	641,044
Schwab Target 2065 Fund	61,894
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Other Federal Tax Information (unaudited) (continued)

Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2022.
Schwab Target 2010 Fund	$1,739,735
Schwab Target 2015 Fund	3,437,941
Schwab Target 2020 Fund	25,556,397
Schwab Target 2025 Fund	24,337,226
Schwab Target 2030 Fund	46,509,219
Schwab Target 2035 Fund	17,830,955
Schwab Target 2040 Fund	46,775,680
Schwab Target 2045 Fund	5,468,227
Schwab Target 2050 Fund	6,628,300
Schwab Target 2055 Fund	3,427,752
Schwab Target 2060 Fund	643,727
Schwab Target 2065 Fund	—
For the fiscal year ended October 31, 2022, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab Target 2010 Fund	$16,168
Schwab Target 2015 Fund	22,919
Schwab Target 2020 Fund	160,864
Schwab Target 2025 Fund	250,417
Schwab Target 2030 Fund	508,554
Schwab Target 2035 Fund	301,909
Schwab Target 2040 Fund	649,167
Schwab Target 2045 Fund	131,341
Schwab Target 2050 Fund	50,892
Schwab Target 2055 Fund	86,801
Schwab Target 2060 Fund	8,641
Schwab Target 2065 Fund	2,505
For the fiscal year ended October 31, 2022, the funds designate the following percentage of dividend income as business interest income under section 163(j) of the Internal Revenue Code:

Schwab Target 2010 Fund	9.21%
Schwab Target 2015 Fund	8.73%
Schwab Target 2020 Fund	8.51%
Schwab Target 2025 Fund	5.29%
Schwab Target 2030 Fund	1.99%
Schwab Target 2035 Fund	0.27%
Schwab Target 2040 Fund	0.18%
Schwab Target 2045 Fund	0.11%
Schwab Target 2050 Fund	0.08%
Schwab Target 2055 Fund	0.05%
Schwab Target 2060 Fund	0.03%
Schwab Target 2065 Fund	0.03%

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Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,095,577,106.505	115,838,980.968
Richard A. Wurster	1,117,598,789.555	93,817,297.918
Michael J. Beer	1,116,890,447.505	94,525,639.968
Robert W. Burns	1,117,915,860.110	93,500,227.363
Nancy F. Heller	1,119,878,732.134	91,537,355.339
David L. Mahoney	1,069,125,022.434	142,291,065.039
Jane P. Moncreiff	1,120,187,927.838	91,228,159.635
Kiran M. Patel	1,116,689,111.571	94,726,975.902
Kimberly S. Patmore	1,119,941,056.059	91,475,031.414
J. Derek Penn	1,117,666,014.121	93,750,073.352
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Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity risk metrics. No significant liquidity events impacting any of the funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund and Schwab Target 2065 Fund (the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk

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oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of each Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep each Fund’s expense cap for so long as it serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, and any differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered the indirect benefits to the investment adviser from such Fund’s investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided

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to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The
Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from high fees, including for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Government/Credit 1–5 Year Index  An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)  An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index  An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

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MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 22.6% S&P 500 Index, 0.7% Russell Midcap Index, 1.9% Russell 2000 Index, 9.6% MSCI EAFE Index (Net), 38.7% Bloomberg US Aggregate Bond Index, 2.6% FTSE EPRA Nareit Global Index (Net), 6.6% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.1% Bloomberg Global Aggregate ex-US Hedged Index, 0.9% Bloomberg US Government/Credit Index, 9.8% Bloomberg US Government/Credit 1-5 Year Index, and 4.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index
was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 24.4% S&P 500 Index, 0.8% Russell Midcap Index, 2.0% Russell 2000 Index, 10.8% MSCI EAFE Index (Net), 36.4% Bloomberg US Aggregate Bond Index, 2.9% FTSE EPRA Nareit Global Index (Net), 6.3% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 1.1% Bloomberg US Government/Credit Index, 9.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.1% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 25.5% S&P 500 Index, 0.8% Russell Midcap Index, 2.1% Russell 2000 Index, 11.8% MSCI EAFE Index (Net), 34.8% Bloomberg US Aggregate Bond Index, 3.0% FTSE EPRA Nareit Global Index (Net), 6.1% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 1.3% Bloomberg US Government/Credit Index, 8.5% Bloomberg US Government/Credit 1-5 Year Index, and 3.8% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 30.6% S&P 500 Index, 1.0% Russell Midcap Index, 2.9% Russell 2000 Index, 14.8% MSCI EAFE Index (Net), 27.9% Bloomberg US Aggregate Bond Index, 3.7% FTSE EPRA Nareit Global Index (Net), 0.4% MSCI Emerging Markets Index (Net), 3.5% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 3.5% Bloomberg Global Aggregate ex-US Hedged Index, 2.0% Bloomberg US Government/Credit Index, 6.6% Bloomberg US Government/Credit 1-5 Year Index, and 3.1% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 36.4% S&P 500 Index, 1.2% Russell Midcap Index, 4.0% Russell 2000 Index, 18.2% MSCI EAFE Index (Net), 19.6% Bloomberg US Aggregate Bond Index,

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Schwab Target Funds
4.6% FTSE EPRA Nareit Global Index (Net), 1.3% MSCI Emerging Markets Index (Net), 1.1% Bloomberg US Treasury Inflation-Linked Bond Index (Series L), 4.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.7% Bloomberg US Government/Credit Index, 4.5% Bloomberg US Government/Credit 1-5 Year Index, and 2.3% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 40.5% S&P 500 Index, 1.3% Russell Midcap Index, 4.9% Russell 2000 Index, 20.7% MSCI EAFE Index (Net), 13.9% Bloomberg US Aggregate Bond Index, 5.2% FTSE EPRA Nareit Global Index (Net), 2.2% MSCI Emerging Markets Index (Net), 3.6% Bloomberg Global Aggregate ex-US Hedged Index, 2.9% Bloomberg US Government/Credit Index, 3.1% Bloomberg US Government/Credit 1-5 Year Index, and 1.8% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 43.7% S&P 500 Index, 1.5% Russell Midcap Index, 5.7% Russell 2000 Index, 22.7% MSCI EAFE Index (Net), 9.0% Bloomberg US Aggregate Bond Index, 5.8% FTSE EPRA Nareit Global Index (Net), 3.0% MSCI Emerging Markets Index (Net), 2.6% Bloomberg Global Aggregate ex-US Hedged Index, 2.8% Bloomberg US Government/Credit Index, 2.1% Bloomberg US Government/Credit 1-5 Year Index, and 1.3% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 45.8% S&P 500 Index, 1.6% Russell Midcap Index, 6.5% Russell 2000 Index, 24.3% MSCI EAFE Index (Net), 5.4% Bloomberg US Aggregate Bond Index, 6.2% FTSE EPRA Nareit Global Index (Net), 4.0% MSCI Emerging Markets Index (Net), 1.7% Bloomberg Global Aggregate ex-US Hedged Index, 2.3% Bloomberg US Government/Credit Index, 1.3% Bloomberg
US Government/Credit 1-5 Year Index, and 0.9% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2050 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 46.9% S&P 500 Index, 1.6% Russell Midcap Index, 7.0% Russell 2000 Index, 25.3% MSCI EAFE Index (Net), 3.4% Bloomberg US Aggregate Bond Index, 6.4% FTSE EPRA Nareit Global Index (Net), 4.7% MSCI Emerging Markets Index (Net), 1.2% Bloomberg Global Aggregate ex-US Hedged Index, 1.9% Bloomberg US Government/Credit Index, 0.8% Bloomberg US Government/Credit 1-5 Year Index, and 0.6% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 47.5% S&P 500 Index, 1.7% Russell Midcap Index, 7.4% Russell 2000 Index, 25.9% MSCI EAFE Index (Net), 2.3% Bloomberg US Aggregate Bond Index, 6.6% FTSE EPRA Nareit Global Index (Net), 5.2% MSCI Emerging Markets Index (Net), 0.9% Bloomberg Global Aggregate ex-US Hedged Index, 1.5% Bloomberg US Government/Credit Index, 0.6% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index: A custom blended index developed by Schwab Asset Management based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2022, the composite is derived using the following portion allocations: 48.0% S&P 500 Index, 1.7% Russell Midcap Index, 7.7% Russell 2000 Index, 26.4% MSCI EAFE Index (Net), 1.1% Bloomberg US Aggregate Bond Index, 6.7% FTSE EPRA Nareit Global Index (Net), 5.7% MSCI Emerging Markets Index (Net), 0.6% Bloomberg Global Aggregate ex-US Hedged Index, 1.1% Bloomberg US Government/Credit Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
Target 2065 Composite Index: A custom blended index developed by Schwab Asset Management based on the 2065 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2022, the composite is derived using the following

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Schwab Target Funds
portion allocations: 48.2% S&P 500 Index, 1.7% Russell Midcap Index, 7.8% Russell 2000 Index, 26.6% MSCI EAFE Index (Net), 0.5% Bloomberg US Aggregate Bond Index, 6.8% FTSE EPRA Nareit Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 0.5% Bloomberg Global Aggregate ex-US Hedged Index, 1.0% Bloomberg US Government/Credit Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2022. Percentages listed may not total to 100% due to rounding.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Target Funds  |  Annual Report

Notes

Notes

Notes

Schwab Target Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR33732-17
00280555

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not applicable.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Ms. Patmore and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-two operational series. Thirty-six series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, twelve series have a fiscal year-end of March 31, and one series has a fiscal year-end of the last day of February. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-two operational series during 2022/2023 and the fifty-two operational series during 2021/2022, based on their respective 2022/2023 and 2021/2022 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees[1]		(b) Audit-Related Fees[2]		(c) Tax Fees[3]		(d) All Other Fees
Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2022	Fiscal Year 2021/2022
$1,195,825	$1,187,075	$90,000	$90,000	$161,200	$161,200	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[3]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2021/2022: $8,528,894	2020/2021: $3,309,631

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2022

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	December 16, 2022